UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08239

ProFunds
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

Government Money Market ProFund

Table of Contents

1	Message from the Chairman
3	Fund Performance, Allocation of Portfolio Holdings and Expense Examples
7	Financial Statements and Financial Highlights
11	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Board Approval of Investment Advisory Agreement
17	Trustees and Officers
19	Government Cash Management Portfolio

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Message from the Chairman

Dear Shareholder:

I am pleased to present the annual report to shareholders of the Government Money Market ProFund for the 12 months ended December 31, 2017.

Money market rates closely track the federal funds effective rate, which started 2017 at 0.55% and ended the year at 1.33%.

Economic Growth Strong

The U.S. economy generally appears to be on solid ground. Department of Commerce estimates show GDP growth of 3.2% during the third quarter of 2017, driven primarily by consumer spending and business investment. This is a welcome increase after the rather subdued start to the year; revised first-quarter data reflected economic growth of just 1.4%. Jobs data was positive to close the year. The unemployment rate improved to 4.1% in October, where it remained through the end of the period, a 0.6% decline since January. Average hourly earnings also improved, increasing by 2.5% in 2017.

The Federal Open Market Committee reported in December that economic activity appears to be rising at a solid rate and that the labor market is continuing to strengthen. They also reported that, for the sixth straight year, inflation will fall below the 2% annual pace generally targeted by the Fed. Regarding the Trump administration’s planned tax cut (which was passed just days after the FOMC’s meeting), then-Fed Chairwoman Yellen stated that she and her colleagues expect the bill to provide “a modest lift” to the economy. In view of this information, the committee decided to raise the federal funds rate by 0.25% to a target range of between 1.25% and 1.5%. This was the third increase in 2017, rates having been raised previously in March and June, and the fifth increase since the Fed decided to taper its economic stimulus program.

ProFunds Results

Robust global equity markets and targeted inflows in 2017, particularly during the latter half of the year, generated a solid increase in ProFunds assets under management. Not surprisingly, funds linked to technology offered substantial returns. Also mirroring the markets, international funds, particularly emerging markets related ProFunds, saw significant flows and generated among the highest returns. Whatever your view on these and other segments of the market, our extensive lineup of funds provides strategies to help you manage risk and potentially enhance returns.

We appreciate the trust you have placed in us by choosing ProFunds and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

1

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Fund Performance,
Allocation of Portfolio Holdings and Expense Examples

4 :: Government Money Market ProFund :: Fund Performance

The Government Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. The seven-day yield, as of December 31, 2017, was 0.02% for the Investor Class and 0.02% for the Service Class.

The assets of the Fund are part of a $17.2 billion portfolio managed by Deutsche Investment Management Americas, Inc. Its managers seek to maintain a stable net asset value of $1.00, however there is no assurance that they will be able to do so.

An investment in this Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Yield will vary and principal value may fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month end, please visit ProFunds.com.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Allocation of Portfolio Holdings and Expense Examples :: Government Money Market ProFund :: 5

Investment Objective: The Government Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

An investment in this ProFund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund.

Allocation of Portfolio Holdings

Government Money Market ProFund
Market Exposure

Investment Type	% of Net Assets
Investment in Government Cash Management Portfolio(a)	112%
Total Exposure	112%

(a)         The Government Cash Management Portfolio holdings are included in the accompanying financial statements of the ProFund.

Government Cash Management Portfolio
Asset Allocation(a)

Investment Type	% of Net Assets
Government & Agency Obligations:
U.S. Government Sponsored Agencies	51%
U.S. Treasury Obligations	40%
Repurchase Agreements	10%

Expense Examples

As a ProFund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other ProFund expenses (including expenses allocated from the Government Cash Management Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the ProFund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2017.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2017.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the ProFund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the ProFund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the ProFund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expense)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period*	Ending Account Value 12/31/17	Expenses Paid During Period*
Government Money Market ProFund — Investor Class	1.08%	$1,000.00	$1,000.10	$5.44	$1,019.76	$5.50
Government Money Market ProFund — Service Class	1.08%	1,000.00	1,000.10	5.44	1,019.76	5.50

*                 Expenses are equal to the average account value over the period multiplied by the ProFund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Financial Statements and Financial Highlights

8 :: Government Money Market ProFund :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Investment in Government Cash Management Portfolio, at value	$446,807,642
Receivable for capital shares issued	8,323,531
Other assets	9,000
Prepaid expenses	26,879
TOTAL ASSETS	455,167,052

LIABILITIES:
Payable for capital shares redeemed	54,743,898
Management services fees payable	295,724
Administration fees payable	8,080
Trustee fees payable	127
Transfer agency fees payable	43,143
Compliance services fees payable	1,721
Service fees payable	2,147
Other accrued expenses	79,680
TOTAL LIABILITIES	55,174,520
NET ASSETS	$399,992,532

NET ASSETS CONSIST OF:
Capital	$399,978,645
Accumulated net realized gains (losses) on investments	13,887
NET ASSETS	$399,992,532

INVESTOR CLASS:
Net Assets	$386,955,345
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	386,936,580
Net Asset Value (offering and redemption price per share)	$1.00

SERVICE CLASS:
Net Assets	$13,037,187
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	13,042,095
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$3,549,283	(a)
Expenses	(421,809	)(a)(b)
TOTAL INVESTMENT INCOME	3,127,474

EXPENSES:
Management services fees	1,354,395
Administration fees	106,753
Transfer agency fees	571,855
Administrative services fees	335,097
Registration and filing fees	90,099
Fund accounting fees	10,000
Trustee fees	10,176
Compliance services fees	2,461
Service fees	27,534
Other fees	164,856
Recoupment of prior expenses reimbursed by the Advisor	620,725
Total Gross Expenses before reductions	3,293,951
Less Expenses reduced by the Advisor	(243,704)
TOTAL NET EXPENSES	3,050,247
NET INVESTMENT INCOME	77,227

REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	13,998	(a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$91,225

(a)         Allocated from Government Cash Management Portfolio.

(b)         For the year ended December 31, 2017, the Advisor to the Government Cash Management Portfolio waived fees, of which $134,074 was allocated to the Government Money Market ProFund on a pro-rated basis.

See accompanying notes to the financial statements.

Financial Statements :: Government Money Market ProFund :: 9

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income	$77,227	$80,628
Net realized gains (losses) on investments	13,998	31,882
Change in net assets resulting from operations	91,225	112,510

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(74,830)	(75,011)
Service Class	(2,972)	(5,612)
Change in net assets resulting from distributions	(77,802)	(80,623)

CAPITAL TRANSACTIONS:
Proceeds from shares issued
Investor Class	6,681,619,375	6,295,360,602
Service Class	176,728,560	294,375,263
Distributions reinvested
Investor Class	74,730	74,576
Service Class	2,922	5,612
Value of shares redeemed
Investor Class	(6,599,652,691)	(6,413,104,736)
Service Class	(185,705,322)	(316,113,357)
Change in net assets resulting from capital transactions	73,067,574	(139,402,040)
Change in net assets	73,080,997	(139,370,153)

NET ASSETS:
Beginning of period	326,911,535	466,281,688
End of period	$399,992,532	$326,911,535
Accumulated net investment income	$—	$464

SHARE TRANSACTIONS:
Issued
Investor Class	6,681,619,349	6,295,360,619
Service Class	176,728,560	294,375,264
Reinvested
Investor Class	74,730	74,576
Service Class	2,922	5,612
Redeemed
Investor Class	(6,599,652,691)	(6,413,104,736)
Service Class	(185,705,322)	(316,113,357)
Change in shares	73,067,548	(139,402,022)

See accompanying notes to the financial statements.

10 :: Government Money Market ProFund :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities		Net Investment Income		Total Distributions
Government Money Market ProFund
Investor Class
Year Ended December 31, 2017	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2016	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2015	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2014	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2013	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Service Class
Year Ended December 31, 2017	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2016	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2015	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2014	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended December 31, 2013	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Net Asset		Ratios to Average Net Assets				Supplemental Data
Value, End of Period	Total Return	Gross Expenses(a)(b)	Net Expenses(a)		Net Investment Income(a)	Net Assets, End of Period (000’s)

$1.000	0.02%	0.96%	0.90%		0.02%	$386,955
$1.000	0.02%	0.84%	0.41	%(d)	0.02%	$304,901
$1.000	0.02%	0.86%	0.23	%(d)	0.02%	$422,541
$1.000	0.02%	0.89%	0.17	%(d)	0.02%	$328,085
$1.000	0.02%	1.00%	0.19	%(d)	0.02%	$421,082

$1.000	0.02%	0.96%	0.90%		0.02%	$13,037
$1.000	0.02%	0.84%	0.41	%(d)	0.02%	$22,011
$1.000	0.02%	0.86%	0.23	%(d)	0.02%	$43,741
$1.000	0.02%	0.89%	0.17	%(d)	0.02%	$141,024
$1.000	0.02%	1.00%	0.19	%(d)	0.02%	$47,854

(a)         Per share amounts and percentages include the applicable allocation from the Government Cash Management Portfolio.

(b)         For the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013, the Advisor to the Government Cash Management Portfolio waived fees which were allocated to the Government Money Market ProFund on a pro-rata basis. If included, the corresponding impact to the gross expense ratio would be an increase of 0.03%, 0.05%, 0.03%, 0.03% and 0.02%, respectively.

(c)          Amount is less than $0.0005.

(d)         The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

See accompanying notes to the financial statements.

Notes to Financial Statements

12 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2017

1. Organization

ProFunds (the “Trust”) consists of 112 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Government Money Market ProFund (the “ProFund”). The ProFund has two classes of shares: the Investor Class and Service Class. The ProFund is a feeder fund in a master-feeder fund structure and seeks to achieve its objective by investing all of its investable assets in the Government Cash Management Portfolio (the “Portfolio”), an open-end management investment company that is advised by Deutsche Investment Management Americas, Inc. (“DIMA”) and has the same investment objective as the ProFund. As of December 31, 2017, the percentage of the Portfolio’s interests owned by the ProFund was 2.6%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the ProFund’s financial statements.

Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the ProFund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFund records its investments in the Portfolio at fair value, which represents its proportionate ownership of the value of the Portfolio’s net assets. The valuation techniques used to determine fair value are further described in Note 3. The Portfolio’s Notes to Financial Statements included elsewhere in this report provide information about the Portfolio’s valuation policy and its period-end security valuations.

Investment Transactions and Related Income

The ProFund records daily its proportionate share of the Portfolio’s income, expenses and realized gains and losses. In addition, the ProFund accrues its own expenses.

Allocations

Expenses directly attributable to the ProFund are charged to the ProFund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized gains and losses on investments of the ProFund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized gains and losses are incurred.

Distributions to Shareholders

The ProFund declares distributions from net investment income daily and pays the dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, distribution reclassification), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The ProFund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFund has a calendar tax year end.

Management of the ProFund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to

December 31, 2017 :: Notes to Financial Statements :: Government Money Market ProFund :: 13

Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this Form N-CSR filing dated December 31, 2017. The ProFund’s compliance date for Form N-PORT is June 30, 2018, and the ProFund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective for the period ending June 30, 2018, the ProFund will be required to maintain and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file Form N-PORT with the SEC for the period ending March 31, 2019. The ProFund’scompliance date for Form N-CEN is June 1, 2018, and the ProFund will make its initial filing on Form N-CEN for the period ending December 31, 2018. Form N-CEN will replace Form N-SAR filings. The ProFund’s adoption of these amendments, including these financial statements prepared as of December 31, 2017, had no effect on the ProFund’s net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the ProFund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the ProFund’s investments are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical assets

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the ProFund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

As of December 31, 2017, the ProFund’s $446,807,642 investment in the Portfolio, which is a registered investment company, is based on Level 2 inputs due to the ProFund’s master-feeder structure. There were no Level 1 or Level 3 investments held by the ProFund during the year ended December 31, 2017.

4. Fees and Transactions with Affiliates and Other Parties

ProFund Advisors LLC (the “Advisor”) serves as the investment advisor of the ProFund for an annual fee equal to 0.35% of the average daily net assets of the ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of the ProFund. DIMA is the investment advisor to the Portfolio in which the ProFund invests its assets.

Citi Fund Services Ohio, Inc. (“Citi”), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and Access One Trust’s (an affiliated trust) aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

FIS Investor Services LLC (“FIS”) acts as the Trust’s transfer agent. For these services, the Trust pays FIS a base fee, account and service charges, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the ProFund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares. DIMA has committed to provide the Distributor with additional resources to enhance the visibility and distribution of the ProFund and other funds in the Trust, given that the sale of shares of the funds in the Trust is likely to increase the size of the ProFund.

Distribution and Service Fees were suspended throughout the year ended December 31, 2017. If the ProFund had paid an amount equal to 1.00% of the average daily net assets attributable to Service Class shares, the Distribution and Service Fees would have been $147,316 for the year ended December 31, 2017. The Distributor may reinstate all or a portion of the Distribution and Service Fees at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. For these services, the ProFund pays the Advisor a fee at the annual rate of 0.35% of its average daily net assets for providing feeder fund management and administrative services to the ProFund.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statement of Operations as “Service fees.”

The ProFund pays fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statement of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFund for serving in their respective roles. The Trust, together with the affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regularly quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended December 31, 2017, actual Trustee compensation was $693,000 in aggregate from the Trust and affiliated trusts. There are certain

14 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2017

employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund through April 30, 2018 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor.

The Advisor may recoup the management services fees contractually waived or limited and other expenses reimbursed by it within three years from the minimum yield limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the net yield of each Class of the ProFund to fall below the highest previously determined minimum yield. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2017, the recoupments that may potentially be made by the ProFund are as follows:

	Expires 4/30/18	Expires 4/30/19	Expires 4/30/20	Total
Government Money Market ProFund	$2,050,159	$2,404,099	$1,469,114	$5,923,372

5. Federal Income Tax Information

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, were as follows:

	Ordinary Income	Total Distributions Paid
December 31, 2017
Government Money Market ProFund	$77,802	$77,802

December 31, 2016
Government Money Market ProFund	$80,623	$80,623

As of the tax year ended December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Government Money Market ProFund	$14,620	$—	$—	$(733)	$—	$13,887

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following tax fiscal year. As of the end of its tax year ended December 31, 2017, the ProFund had deferred losses, which will be treated as arising on the first day of the tax fiscal year ending December 31, 2018:

Qualified Late Year Capital Losses
Government Money Market ProFund	$733

6. Subsequent Events

Effective February 1, 2018, the Advisor reinstated the Distribution and Service Fees in an amount equal to 0.25% of the average daily net assets attributable to Service Class shares.

Effective February 2, 2018, the Advisor voluntarily agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses as determined under GAAP) to an annualized rate of 0.98% and 1.23% for Investor Class and Service Class, respectively, of the average daily net assets of the respective class of shares. These voluntary waivers may be modified or terminated at any time.

Report of Independent Registered Public Accounting Firm :: Government Money Market ProFund :: 15

To the Board of Trustees of ProFunds and Shareholders of Government Money Market ProFund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market ProFund (one of the funds constituting ProFunds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the Accounting Agent for the Master Fund. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 28, 2018

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

16 :: Government Money Market ProFund :: Board Approval of Investment Advisory Agreement (unaudited) :: December 31, 2017

At a meeting held on September 11-12, 2017, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the “Advisor”) and the Trust on behalf of the Government Money Market ProFund (the “Fund”) (the “Advisory Agreement”). The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and its shareholders.

The Independent Trustees were advised by legal counsel with respect to their deliberations. In addition, the Independent Trustees retained the services of an independent consultant, Fuse Research Network (“FUSE”), to assist them in evaluating information with respect to certain aspects of their review of the contractual arrangements with respect to the Fund. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.

The Board noted that the Fund is a feeder fund that invests all its shares in a master fund that is advised by a third party investment advisor. The Trustees noted that the contractual amount of the fee was 0.35 percent of the Fund’s average annual daily net assets, but that the Advisor does not collect this fee for so long as the Fund is a feeder fund that invests in shares of a master fund. The Board also noted that the Fund pays the Advisor a Management Services fee of 0.35 percent of the Fund’s average annual daily net assets, all of which the Advisor waived. The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement in light of the structure of the Fund.

The Board considered that the Advisor has the requisite portfolio management skills to manage the Fund if necessary, and considered the reasonableness of the fee should the Advisor begin to provide services under the Advisory Agreement. In assessing the reasonableness of the fee, the Board considered the nature of the services described in the Advisory Agreement, and fees charged by comparable money market funds.

In its deliberations, the Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or “fall-out,” benefits that the Advisor or its affiliates derived from their relationship to the Fund but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc. (“PDI”), a wholly-owned subsidiary of the Advisor, earns fees from the Fund for providing services under a Distribution and Shareholder Services Plan.

In addition to the information provided and discussions that occurred at the meeting on September 11-12, 2017, the Board regularly considers matters bearing on the Fund and its investment advisory, administration and distribution arrangements including the Fund’s investment results and performance data, at their regular meetings throughout the year. The Board’s conclusions may take into account their consideration for the relevant arrangements during the course of the year and in prior years.

Trustees and Executive Officers (unaudited) :: 17

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Development): Managing Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)

*                 The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**          Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present

Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, WisdomTree Asset Management (October 2010 to October 2012)

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

This Page Intentionally Left Blank

Government Cash Management Portfolio

20 :: Government Cash Management Portfolio :: Investment Portfolio :: December 31, 2017

Investment Portfolio

Government & Agency Obligations 91.6%

U.S. Government Sponsored Agencies 51.3%

	Principal Amount	Value
Federal Farm Credit Bank:
1-month LIBOR minus 0.180%, 1.192%*, 3/2/2018	$50,000,000	$50,000,000
1-month LIBOR minus 0.150%, 1.282%*, 10/11/2018	25,000,000	24,999,417
1-month LIBOR minus 0.070%, 1.362%*, 1/9/2019	50,000,000	50,000,000
1-month LIBOR minus 0.120%, 1.432%*, 3/25/2019	100,000,000	100,000,000
1-month LIBOR minus 0.065%, 1.436%*, 7/20/2018	68,800,000	68,800,000
1-month LIBOR minus 0.130%, 1.439%*, 4/29/2019	246,500,000	246,500,000
1-month LIBOR minus 0.095%, 1.44%*, 7/25/2019	60,000,000	59,998,808
1-month LIBOR minus 0.020%, 1.481%*, 4/20/2018	90,000,000	89,998,576
1-month LIBOR plus 0.170%, 1.577%*, 3/8/2018	30,000,000	29,999,720
1-month LIBOR plus 0.030%, 1.582%*, 8/27/2018	75,000,000	74,996,190
1-month LIBOR plus 0.120%, 1.621%*, 6/20/2018	40,000,000	40,000,000
3-month Treasury Money Market Yield plus 0.280%, 1.73%*, 11/13/2018	60,000,000	60,000,000
3-month Treasury Money Market Yield plus 0.300%, 1.75%*, 12/5/2018	50,000,000	50,000,000
Federal Home Loan Bank:
3-month LIBOR minus 0.340%, 1.013%*, 1/17/2018	78,000,000	78,000,000
1.07%**, 1/8/2018	75,000,000	74,984,615
1.075%**, 1/4/2018	60,000,000	59,994,700
1.095%**, 1/12/2018	100,000,000	99,967,000
1.156%**, 1/24/2018	35,000,000	34,974,508
1.156%**, 1/31/2018	75,500,000	75,428,275
1-month LIBOR minus 0.170%, 1.191%*, 2/1/2018	92,000,000	92,000,000
1-month LIBOR minus 0.180%, 1.192%*, 2/2/2018	111,500,000	111,500,000
1-month LIBOR minus 0.160%, 1.247%*, 2/8/2018	68,500,000	68,499,621
1.257%**, 1/5/2018	170,000,000	169,976,578
1-month LIBOR minus 0.185%, 1.259%*, 3/12/2018	250,000,000	250,000,000
3-month LIBOR minus 0.150%, 1.269%*, 2/16/2018	298,750,000	298,742,629
1-month LIBOR minus 0.080%, 1.292%*, 2/4/2019	95,000,000	95,000,000
1-month LIBOR minus 0.190%, 1.301%*, 2/16/2018	320,000,000	319,994,914
3-month LIBOR minus 0.160%, 1.302%*, 2/26/2018	117,500,000	117,507,491
1-month LIBOR minus 0.130%, 1.302%*, 6/11/2018	194,000,000	194,000,000
1.303%**, 2/13/2018	32,550,000	32,500,041
1.305%**, 2/2/2018	400,000,000	399,542,400
1.311%**, 2/21/2018	187,500,000	187,156,547
1.313%**, 2/21/2018	237,500,000	237,064,286
1.313%**, 2/23/2018	75,000,000	74,857,010
1-month LIBOR minus 0.160%, 1.317%*, 5/15/2018	137,000,000	137,000,000
1-month LIBOR minus 0.090%, 1.317%*, 11/8/2018	70,000,000	70,000,000
1.318%**, 2/7/2018	112,500,000	112,349,688
1.318%**, 3/5/2018	109,500,000	109,250,888
3-month LIBOR minus 0.160%, 1.321%*, 5/30/2018	52,000,000	52,000,000
1-month LIBOR minus 0.145%, 1.332%*, 8/15/2018	135,000,000	135,000,000
1-month LIBOR minus 0.160%, 1.335%*, 7/19/2018	240,000,000	240,000,000
1-month LIBOR minus 0.140%, 1.337%*, 5/15/2018	200,000,000	200,000,000
1-month LIBOR minus 0.150%, 1.341%*, 7/16/2018	188,000,000	188,000,000
1-month LIBOR minus 0.140%, 1.351%*, 5/18/2018	72,500,000	72,500,000
1-month LIBOR minus 0.135%, 1.356%*, 5/17/2018	200,000,000	200,000,000
1-month LIBOR minus 0.125%, 1.376%*, 8/20/2018	220,000,000	220,000,000
1-month LIBOR minus 0.025%, 1.382%*, 3/8/2018	105,000,000	105,000,000
1-month LIBOR minus 0.165%, 1.387%*, 1/23/2018	75,000,000	74,999,989
1-month LIBOR minus 0.040%, 1.392%*, 7/9/2018	50,000,000	50,021,124
3-month LIBOR minus 0.220%, 1.393%*, 3/19/2018	8,000,000	8,000,000
1-month LIBOR minus 0.170%, 1.394%*, 1/26/2018	25,000,000	24,999,929
1-month LIBOR minus 0.090%, 1.401%*, 1/18/2019	95,000,000	95,000,000
1-month LIBOR minus 0.145%, 1.407%*, 4/25/2018	280,000,000	279,992,121
1-month LIBOR minus 0.145%, 1.407%*, 4/26/2018	174,000,000	173,997,681
1-month LIBOR minus 0.120%, 1.432%*, 10/26/2018	300,000,000	300,000,000
1.455%**, 5/23/2018	3,000,000	2,983,019
1.489%**, 6/6/2018	66,000,000	65,579,866
1.489%**, 6/8/2018	150,000,000	149,032,908
1.49%**, 6/6/2018	22,450,000	22,306,994
1.49%**, 6/13/2018	50,000,000	49,667,208
Federal Home Loan Mortgage Corp.:
0.75%, 4/9/2018	1,725,000	1,722,667
0.875%, 10/12/2018	590,000	587,235
1.095%**, 2/6/2018	164,000,000	163,822,880
3-month LIBOR minus 0.250%, 1.1%*, 10/10/2018	85,500,000	85,500,000
1.125%**, 2/20/2018	133,500,000	133,294,187
3-month LIBOR minus 0.280%, 1.13%*, 8/10/2018	100,000,000	100,000,000
1.186%**, 3/14/2018	65,500,000	65,346,730
1.207%**, 3/20/2018	45,000,000	44,883,975
3-month LIBOR minus 0.200%, 1.246%*, 2/22/2018	94,000,000	94,000,000
1.247%**, 3/23/2018	45,000,000	44,875,462
1-month LIBOR minus 0.150%, 1.282%*, 1/11/2018	25,000,000	25,000,000
1-month LIBOR minus 0.170%, 1.302%*, 6/14/2018	95,000,000	95,000,000
1.318%**, 4/10/2018	127,500,000	127,044,188
1-month LIBOR minus 0.160%, 1.335%*, 7/19/2018	150,000,000	150,000,000

See accompanying notes to the financial statements.

December 31, 2017 :: Investment Portfolio :: Government Cash Management Portfolio :: 21

U.S. Government Sponsored Agencies, continued

	Principal Amount	Value
1-month LIBOR minus 0.080%, 1.392%*, 2/14/2019	$138,000,000	$138,000,000
3-month LIBOR plus 0.020%, 1.543%*, 3/8/2018	65,000,000	65,000,000
Federal National Mortgage Association:
1.237%**, 1/8/2018	10,000,000	9,997,628
1.308%**, 3/22/2018	150,000,000	149,570,000
3-month LIBOR minus 0.030%, 1.326%*, 1/11/2018	60,000,000	60,005,239
3-month LIBOR minus 0.050%, 1.592%*, 3/21/2018	100,000,000	100,003,933
		8,808,318,865
U.S. Treasury Obligations 40.3%
U.S. Treasury Bills:
1.118%**, 2/22/2018	200,000,000	199,681,356
1.151%**, 3/8/2018	302,500,000	301,870,410
1.156%**, 2/8/2018	15,000,000	14,981,950
1.252%**, 3/8/2018	20,000,000	19,954,717
1.257%**, 9/13/2018	5,000,000	4,956,083
1.262%**, 1/25/2018	120,000,000	119,900,400
1.293%**, 3/15/2018	300,000,000	299,222,855
1.294%**, 3/22/2018	150,000,000	149,574,667
1.298%**, 3/15/2018	185,000,000	184,521,308
1.305%**, 3/8/2018	188,000,000	187,556,414
1.308%**, 3/8/2018	100,000,000	99,763,500
1.329%**, 3/15/2018	80,000,000	79,787,327
1.33%**, 3/15/2018	210,000,000	209,462,233
1.338%**, 3/15/2018	320,000,000	319,143,467
1.36%**, 3/22/2018	360,000,000	358,955,866
1.361%**, 3/22/2018	20,000,000	19,940,356
1.374%**, 3/22/2018	455,000,000	453,613,379
1.428%**, 4/5/2018	200,000,000	199,278,695
1.45%**, 5/31/2018	175,000,000	173,951,177
1.451%**, 3/29/2018	270,225,000	269,290,494
1.465%**, 3/29/2018	145,000,000	144,493,648
1.475%**, 3/29/2018	157,000,000	156,447,759
1.476%**, 3/29/2018	201,046,000	200,349,184
1.477%**, 6/14/2018	175,000,000	173,838,447
1.48%**, 3/29/2018	110,000,000	109,611,883
1.481%**, 3/29/2018	20,000,000	19,929,385
1.482%**, 3/29/2018	25,000,000	24,911,671
1.501%**, 6/21/2018	295,000,000	292,926,150
U.S. Treasury Floating Rate Notes:
3-month Treasury Money Market Yield plus 0.070%, 1.52%*, 4/30/2019	30,000,000	30,007,956
3-month Treasury Money Market Yield plus 0.170%, 1.62%*, 10/31/2018	368,000,000	368,640,606
3-month Treasury Money Market Yield plus 0.174%, 1.624%*, 7/31/2018	180,000,000	180,227,897
3-month Treasury Money Market Yield plus 0.190%, 1.64%*, 4/30/2018	764,500,000	765,127,009
3-month Treasury Money Market Yield plus 0.272%, 1.722%*, 1/31/2018	785,750,000	785,967,053
		6,917,885,302
Total Government & Agency Obligations (Cost $15,726,204,167)		15,726,204,167

Repurchase Agreements 10.0%
Citigroup Global Markets, Inc., 1.38%, dated 12/29/2017, to be repurchased at $150,023,000 on 1/2/2018(a)	150,000,000	150,000,000
HSBC Securities, Inc., 1.37%, dated 12/29/2017, to be repurchased at $175,026,639 on 1/2/2018(b)	175,000,000	175,000,000
JPMorgan Securities, Inc., 1.41%, dated 12/29/2017, to be repurchased at $100,015,667 on 1/2/2018(c)	100,000,000	100,000,000
JPMorgan Securities, Inc., 1.43%, dated 12/29/2017, to be repurchased at $350,055,611 on 1/2/2018(d)	350,000,000	350,000,000
Nomura Securities International, 1.42%, dated 12/29/2017, to be repurchased at $500,078,889 on 1/2/2018(e)	500,000,000	500,000,000
Wells Fargo Bank, 1.41%, dated 12/29/2017, to be repurchased at $452,738,918 on 1/2/2018(f)	452,668,000	452,668,000
Total Repurchase Agreements (Cost $1,727,668,000)		1,727,668,000

	% of Net Assets	Value
Total Investment Portfolio (Cost $17,453,872,167)	101.6	17,453,872,167
Other Assets and Liabilities, Net	(1.6)	(281,406,166)
Net Assets	100.0	$17,172,466,001

*                 Floating rate security. These securities are shown at their current rate as of December 31, 2017.

**          Annualized yield at time of purchase; not a coupon rate.

(a)         Collateralized by $151,768,700 U.S. Treasury Notes, with the various coupon rates from 1.25—3.125%, with various maturity dates of 1/31/2019—2/29/2020 with a value of $153,000,035.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,850,000	U.S. Treasury Bonds	3.0	11/15/2044–11/15/2045	1,944,566
1,005,000	U.S. Treasury Note	1.875	8/31/2024	982,664
317,455,438	U.S. Treasury STRIPS	Zero Coupon	2/15/2036–2/15/2044	175,577,553
Total Collateral Value				178,504,783

(c)          Collateralized by $95,652,700 U.S. Treasury Inflation-Indexed Notes, with the various coupon rates from 0.125—1.125%, with various maturity dates of 4/15/2018—1/15/2025 with a value of $102,005,005.

See accompanying notes to the financial statements.

22 :: Government Cash Management Portfolio :: Investment Portfolio :: December 31, 2017

(d)         Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
158,173,801	Federal Home Loan Mortgage Corp.	3.5–4.5	7/1/2025–11/1/2047	168,130,213
183,081,149	Government National Mortgage Association	4.0	11/20/2047	192,167,827
Total Collateral Value				360,298,040

(e)          Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
64,891,110	Federal Home Loan Mortgage Corp.	1.962–4.0	4/1/2043–8/1/2047	65,643,177
425,152,723	Federal National Mortgage Association	2.5–5.97	7/1/2023–12/1/2047	444,356,823
Total Collateral Value				510,000,000

(f)           Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
357,123,268	Federal Home Loan Mortgage Corp.	3.0–4.0	12/1/2032–11/1/2047	91,010,656
88,538,424	Federal National Mortgage Association	3.0–3.5	12/1/2032–11/1/2047	370,710,704
Total Collateral Value				461,721,360

LIBOR: London Interbank Offered Rate

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities(g)	$—	$15,726,204,167	$—	$15,726,204,167
Repurchase Agreements	—	1,727,668,000	—	1,727,668,000
Total	$—	$17,453,872,167	$—	$17,453,872,167

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(g)          See Investment Portfolio for additional detailed categorizations.

See accompanying notes to the financial statements.

Financial Statements :: Government Cash Management Portfolio :: 23

Statement of Assets and Liabilities
as of December 31, 2017

ASSETS:
Investments in non-affiliated securities, valued at amortized cost	$15,726,204,167
Repurchase agreements, valued at amortized cost	1,727,668,000
Receivable for investments sold	198,815,752
Interest receivable	10,229,489
Other assets	542,524
TOTAL ASSETS	17,663,459,932
LIABILITIES:
Cash overdraft	289,815,547
Payable for investments purchased	199,278,695
Accrued investment advisory fee	992,008
Accrued Trustees’ fees	209,167
Other accrued expenses and payables	698,514
TOTAL LIABILITIES	490,993,931
NET ASSETS, AT VALUE	$17,172,466,001

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Income:
Interest	$120,511,038
EXPENSES:
Management fee	13,042,850
Administration fee	3,860,120
Custodian fee	71,329
Professional fees	245,742
Reports to shareholders	43,797
Trustees’ fees and expenses	564,561
Other	464,220
Total expenses before expense reductions	18,292,619
Expense reductions	(4,552,724)
TOTAL EXPENSES AFTER EXPENSE REDUCTIONS	13,739,895
NET INVESTMENT INCOME	106,771,143
Net realized gain (loss) from investments	338,378
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,109,521

See accompanying notes to the financial statements.

24 :: Government Cash Management Portfolio :: Financial Statements

Statement of Changes in Net Assets

	Years Ended December 31, 2017	Years Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$106,771,143	$40,914,815
Net realized gain (loss)	338,378	982,819
Net increase (decrease) in net assets resulting from operations	107,109,521	41,897,634
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Proceeds from capital invested	64,583,463,238	58,926,868,323
Value of capital withdrawn	(59,493,039,509)	(65,014,865,274)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	5,090,423,729	(6,087,996,951)
INCREASE (DECREASE) IN NET ASSETS	5,197,533,250	(6,046,099,317)
Net assets at beginning of period	11,974,932,751	18,021,032,068
Net assets at end of period	$17,172,466,001	$11,974,932,751

See accompanying notes to the financial statements.

Financial Highlights :: Government Cash Management Portfolio :: 25

	Years Ended December 31, 2017	Years Ended December 31, 2016	Years Ended December 31, 2015	Years Ended December 31, 2014	Years Ended December 31, 2013
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)	17,172	11,975	18,021	19,918	20,214
Ratio of expenses before expense reductions (%)	.14	.16	.17	.17	.16
Ratio of expenses after expense reductions (%)	.11	.11	.14	.14	.14
Ratio of net investment income (%)	.83	.32	.11	.05	.08
Total Return (%)(a),(b)	.81	.32	.11	.05	.08

(a)         Total return would have been lower had certain expenses not been reduced.

(b)         Total return for the Portfolio was derived from the performance of Deutsche Government Cash Reserves Fund Institutional.

See accompanying notes to the financial statements.

26 :: Government Cash Management Portfolio :: Notes to Financial Statements :: December 31, 2017

A. Organization and Significant Accounting Policies

Government Cash Management Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated Deutsche feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2017, Deutsche Government Cash Management Fund, Deutsche Government Cash Reserves Fund Institutional and Deutsche Government Money Market Series owned approximately 10%, 3% and 85%, respectively, of the Portfolio.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

As of December 31, 2017, the Portfolio held repurchase agreements with a gross value of $1,727,668,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio’s Investment Portfolio.

Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

At December 31, 2017, Deutsche Government Cash Management Portfolio had an aggregate cost of investments for federal income tax purposes of $17,453,872,167.

Contingencies

In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

December 31, 2017 :: Notes to Financial Statements :: Government Cash Management Portfolio :: 27

Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio’s average daily net assets	.1200%
Next $4.5 billion of such net assets	.1025%
Over $7.5 billion of such net assets	.0900%

For the period from January 1, 2017 through February 6, 2017, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.09% of the Portfolio’s average daily net assets.

For the period from February 7, 2017 through March 26, 2017, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.10% of the Portfolio’s average daily net assets.

For the period from March 27, 2017 through June 27, 2017, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.14% of the Portfolio’s average daily net assets.

Effective June 28, 2017 through December 31, 2017, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.10% of the Portfolio’s average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2017, the Advisor waived a portion of its management fee aggregating $4,552,724, and the amount charged aggregated $8,490,126, which was equivalent to an annual effective rate of .07%.

Administration Fee

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $3,860,120, of which $467,698 is unpaid.

Filing Service Fees

Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2017, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,913, of which $1,096 is unpaid.

Trustees’ Fees and Expenses

The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2017.

28 :: Government Cash Management Portfolio :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest of Government Cash Management Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Government Cash Management Portfolio (the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
PricewaterhouseCoopers LLP

February 26, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

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P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637 or 614-470-8122
Institutions and Financial Professionals Only: 888-776-5717 Or: 240-497-6552
Fax Number: (800) 782-4797
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the ProFund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds’ website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

ProFunds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1217

ProFunds VP

Asia 30

Banks

Basic Materials

Bear

Biotechnology

Bull

Consumer Goods

Consumer Services

Dow 30

Emerging Markets

Europe 30

Falling U.S. Dollar

Financials

Government Money Market

Health Care

Industrials

International

Internet

Japan

Large-Cap Growth

Large-Cap Value

Mid-Cap

Mid-Cap Growth

Mid-Cap Value

NASDAQ-100

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Rising Rates Opportunity

Semiconductor

Short Dow 30

Short Emerging Markets

Short International

Short Mid-Cap

Short NASDAQ-100

Short Small-Cap

Small-Cap

Small-Cap Growth

Small-Cap Value

Technology

Telecommunications

U.S. Government Plus

UltraBull

UltraMid-Cap

UltraNASDAQ-100

UltraShort Dow 30

UltraShort NASDAQ-100

UltraSmall-Cap

Utilities

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Financial Statements and Financial Highlights
8	ProFund VP Asia 30
14	ProFund VP Banks
19	ProFund VP Basic Materials
24	ProFund VP Bear
29	ProFund VP Biotechnology
35	ProFund VP Bull
46	ProFund VP Consumer Goods
52	ProFund VP Consumer Services
59	ProFund VP Dow 30
64	ProFund VP Emerging Markets
70	ProFund VP Europe 30
75	ProFund VP Falling U.S. Dollar
81	ProFund VP Financials
89	ProFund VP Government Money Market
94	ProFund VP Health Care
100	ProFund VP Industrials
107	ProFund VP International
112	ProFund VP Internet
117	ProFund VP Japan
122	ProFund VP Large-Cap Growth
131	ProFund VP Large-Cap Value
141	ProFund VP Mid-Cap
146	ProFund VP Mid-Cap Growth
154	ProFund VP Mid-Cap Value
163	ProFund VP NASDAQ-100
170	ProFund VP Oil & Gas
176	ProFund VP Pharmaceuticals
181	ProFund VP Precious Metals
186	ProFund VP Real Estate
193	ProFund VP Rising Rates Opportunity
198	ProFund VP Semiconductor
204	ProFund VP Short Dow 30
209	ProFund VP Short Emerging Markets
214	ProFund VP Short International
219	ProFund VP Short Mid-Cap
224	ProFund VP Short NASDAQ-100
229	ProFund VP Short Small-Cap
234	ProFund VP Small-Cap
254	ProFund VP Small-Cap Growth
263	ProFund VP Small-Cap Value
274	ProFund VP Technology
281	ProFund VP Telecommunications
286	ProFund VP U.S. Government Plus
291	ProFund VP UltraBull
302	ProFund VP UltraMid-Cap
312	ProFund VP UltraNASDAQ-100
319	ProFund VP UltraShort Dow 30
324	ProFund VP UltraShort NASDAQ-100
329	ProFund VP UltraSmall-Cap
350	ProFund VP Utilities
355	Notes to Financial Statements
382	Report of Independent Registered Public Accounting Firm
383	Additional Tax Information
385	Board Approval of Investment Advisory Agreement
389	Expense Examples
392	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the annual report to shareholders of ProFunds VP for the 12 months ended December 31, 2017.

Equities Markets Strong Across the Globe

The first half of 2017 was one of the strongest periods the U.S. equity markets have seen in years. Sparked initially by the post-election Trump rally, it was supported later by solid corporate fundamentals, strong economic data and exceptionally low volatility. Markets continued setting records during the second half, shrugging off Congressional investigations, interest rate increases and hurricanes to push equities to new highs. The S&P 500® and Dow Jones® indexes closed out 2017 up 21.8% and 28.1%, respectively. The S&P MidCap 400® and the Russell 2000® were nearly as strong, gaining 16.2% and 14.7%, respectively. The tech-heavy NASDAQ-100 Index® was up a remarkable 33% to close the year.

Eight of 10 Dow Jones U.S. Industry Indices increased for the period. Unsurprisingly, 2017’s strongest sector was technology, followed by basic materials and industrials. They were up 37.3%, 25.1% and 24.5%, respectively. Utilities gained the least, rising 12.4% on the year. Lagging well behind, telecommunications lost 0.3% while Oil & Gas declined 1.6%.

Synchronized economic growth across developed and emerging markets led international equities to outstanding results. Developed markets outside of North America, as measured by the MSCI EAFE Index, were up 25% in dollar terms, the MSCI Europe Index rose by 25.5% and the Nikkei returned 25.2%. China led the emerging markets, rising an extraordinary 47.5% for the period, according to the BNY China Select ADR Index. Emerging markets overall gained 35.5%, as measured by the BNY Mellon Emerging Markets 50 ADR Index, and the Latin American region rose 26.2%, according to the BNY Mellon Latin America 35 ADR Index.

U.S. Fixed Income Up

Balancing strong economic growth and almost stubbornly low inflation, Federal Reserve officials followed through on plans to raise interest rates three times in 2017 and begin the process of unwinding their balance sheet. U.S. Treasury returns were up for the 12-month period, particularly at the longer end of the spectrum. The Ryan Labs 30 Year Treasury Index increased by 9.3%, while the Ryan Labs 10 Year Treasury Index rose 2.1%. In corporate credit, investment-grade bonds outperformed high yield. The Markit iBoxx® $ Liquid Investment Grade Index was up 7.3% while the Markit iBoxx® $ Liquid High Yield Index gained 6.3%. Overall, returns on U.S. fixed income rose 3.5%, as measured by the Barclays U.S. Aggregate Bond Index®.

ProFunds VP Results Solid

Robust global equity markets and targeted inflows in 2017, particularly during the latter half of the year, generated a solid increase in ProFunds VP assets under management. Not surprisingly, funds linked to technology offered among the highest ProFunds VP returns. Also mirroring the markets, internationals saw substantial flows and generated strong returns, particularly emerging markets ProFunds VP. Whatever your view on these and other segments of the market, our extensive lineup of funds provides strategies to help you manage risk and potentially enhance returns.

We appreciate the trust and confidence you have placed in us by investing in ProFunds VP.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

1

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Management Discussion of Fund Performance

4 :: Management Discussion of Fund Performance (unaudited)

Investment Strategies and Techniques:

Each ProFund VP (each, a “Fund” and, collectively, the “Funds”), except for the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market, seeks daily investment results, before fees and expenses, that correspond to the daily performance of an index or security, or a multiple, the inverse, or an inverse multiple of the daily performance of an underlying index or security (each such index or security, a “benchmark”).

Each of the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market are designed to match, before fees and expenses, the performance of an underlying benchmark both on a single day and over time.

All other ProFunds VP are “geared” funds (each, a “Geared Fund” and, collectively, the “Geared Funds”). Each Geared Fund seeks daily investment results, before fees and expenses, that correspond to a multiple (i.e., 1.25x or 2x), the inverse (i.e., -1x) or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an underlying benchmark. This means such Funds seek investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, and not for longer periods. The return of such a Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the Fund’s stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund’s benchmark for that period. During periods of higher market volatility, the volatility of a Fund’s benchmark may affect the Fund’s return as much as or more than the return of the benchmark.

ProFund Advisors LLC (the “Advisor”), uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, the Advisor determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its benchmark.

The Advisor does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, the Advisor does not conduct conventional research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Funds.

The Funds, other than certain Classic ProFunds VP and certain Sector ProFunds VP, make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, forward contracts, and similar instruments (“derivatives”). Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor) and increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its benchmark). If a counterparty becomes bankrupt, or otherwise fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds have sought to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds typically only enter into derivatives with counterparties that are major, global financial institutions. Any costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Factors that Materially Affected the Performance of Each Fund during the Fiscal Year Ended December 31, 2017(1):

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by the Fund (including those included in the total return of derivatives contracts); the types of derivative contracts used by the Funds and their correlation to the relevant benchmark or asset; fees, expenses, and transaction costs; other miscellaneous factors; and in the case of the Geared Funds, the volatility of the Fund’s benchmark (and its impact on compounding).

•                  Benchmark Performance: The performance of each Fund’s benchmark and, in turn, the factors and market conditions affecting that benchmark are the principal factors driving Fund performance.(2)

•                  Compounding of Daily Returns and Volatility: Each Geared Fund seeks to provide a multiple (i.e., 1.25x or 2x), the inverse (i.e.,-1x) or an inverse multiple (i.e., -1.25x or -2x) of its benchmark return for a single day only. For longer periods, performance may be greater than or less than the one-day multiple times the benchmark return. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on Geared Funds. In general, during periods of higher benchmark volatility, compounding will cause Fund Performance for periods longer than a single day to be more or less than the multiple of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility (particularly when combined with large higher benchmark returns), Fund returns over longer periods can be higher than the multiple of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with the use of derivatives; c) other Fund expenses; d) interest and dividends paid with respect to the securities in the benchmark; e) the benchmark’s volatility; and f) the benchmark’s performance. Longer holding periods, higher benchmark volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund’s performance. During periods of higher benchmark volatility, the volatility of a benchmark may affect a Fund’s return as much as or more than the return of its benchmark.

(1)         Past performance is not a guarantee of future results.

(2)         Unlike the Funds, indexes that may serve as benchmarks for the Funds do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their benchmark. Performance for each Fund will generally differ from the performance of the Fund’s benchmark index.

Management Discussion of Fund Performance (unaudited) :: 5

Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended December 31, 2017, was 20.50%, which was higher than the prior year’s volatility of 13.11%. The volatility of each Geared Fund benchmark is shown below.

Index	1 yr Vol.
NASDAQ-100® Index	29.41%
Dow Jones Precious Metals Index	24.28%
S&P 500®	20.50%
Russell 2000® Index	17.91%
S&P MidCap 400®	17.59%
Dow Jones U.S. Semiconductors Index	16.74%
Dow Jones U.S. Banks Index	16.68%
Dow Jones U.S. Telecommunications Index	14.54%
Dow Jones U.S. Biotechnology Index	14.34%
Dow Jones U.S. Oil & Gas Index	13.94%
Asia 30 Index®	13.02%
BNY Mellon Emerging Index	12.93%
S&P SmallCap 600 Value Index	12.82%
Dow Jones Internet Composite Index	12.63%
S&P SmallCap 600 Growth Index	12.58%
Nikkei 225 Stock Average	11.66%
Dow Jones U.S. Technology Index	11.55%
Dow Jones U.S. Basic Materials Index	11.25%
Ryan Labs On-The-Run 30 Year Treasury Index	10.97%
S&P MidCap 400 Value Index	10.28%
Dow Jones U.S. Financials Index	9.94%
Dow Jones U.S. Utilities Index	9.64%
Europe 30 Index®	9.44%
S&P MidCap 400 Growth Index	9.35%
Dow Jones U.S. Real Estate Index	9.21%
Dow Jones U.S. Pharmaceuticals Index	9.10%
Dow Jones U.S. Industrials Index	8.74%
Dow Jones U.S. Health Care Index	8.73%
Dow Jones U.S. Consumer Services Index	7.84%
MSCI EAFE Index®	7.43%
S&P 500 Growth Index	7.24%
S&P 500 Value Index	7.21%
Dow Jones U.S. Consumer Goods Index	6.96%
Dow Jones Industrial Average	6.59%
U.S. Dollar Index	5.78%

•                  Financing Rates Associated with Swap Agreements and Forward Contracts: The performance of Funds that use swap agreements and forward contacts was impacted by financing costs associated with the derivatives. Financing rates are negotiated between the Funds and the counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate (“LIBOR”) plus or minus a negotiated spread. The one-week LIBOR increased from 0.72% to 1.48% and the one-month LIBOR increased from 0.77% to 1.56% during the fiscal year. Each Fund with long exposure to its benchmark generally was negatively affected by financing rates. Conversely, each Fund with short/inverse exposure generally benefited from financing rates. In certain market environments, LIBOR adjusted by the spread may result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•                  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged exposure was positively impacted by capturing the dividend or income yield of the underlying assets to which they have exposure. The performance of Funds that provide an inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•                  Fees, Expenses and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund, and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. For Geared Funds, daily repositioning of each Fund’s portfolio to maintain exposure consistent with its investment objective, high levels of shareholder purchase and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds’ expense ratio. Transaction costs are generally higher for Geared Funds, Funds whose benchmarks are more volatile than other funds’ benchmarks, and Funds that hold or have exposure to assets that are comparatively less liquid than those held by other funds.

•                  Miscellaneous Factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that correspond to the performance of its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their benchmark and may not have investment exposure to all securities of the benchmark or may have weightings that are different from that of its benchmark. Certain Funds may also obtain exposure to securities not contained in the

6 :: Management Discussion of Fund Performance (unaudited)

relevant benchmark or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the benchmark.

In addition, certain Funds invested in swap agreements based on exchange-traded funds (“ETFs”) that are designed to track the performance of the Fund’s benchmark. Because the closing price of an ETF may not perfectly track the performance of its benchmark, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund’s benchmark. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF had less correlation with its benchmark than a Fund investing in swap agreements based directly on the Fund’s benchmark.

Financial Statements and Financial Highlights

8 :: ProFund VP Asia 30 :: Management Discussion of Fund Performance

ProFund VP Asia 30 seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 32.87%. For the same period, the Index had a price return of 32.53%(1) and a volatility of 13.02%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on NASDAQ as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Asia 30	32.87%	6.52%	-0.01%
ProFunds Asia 30 Index	32.53%	6.43%	0.18%
MSCI AC Asia Pacific Free Excluding Japan Index	36.99%	7.10%	3.65%

Expense Ratios**

Fund	Gross	Net
ProFund VP Asia 30	1.76%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	101%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alibaba Group Holding, Ltd.	10.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	7.9%
BHP Billiton PLC	4.8%
BHP Billiton, Ltd.	4.8%
HDFC Bank, Ltd.	4.6%

ProFunds Asia 30 Index — Composition

Industry Breakdown	% of Index
Information Technology	42%
Consumer Discretionary	17%
Financials	14%
Materials	12%
Health Care	5%
Telecommunication Services	4%
Energy	4%
Industrials	2%

Country Composition
China	46%
India	16%
Australia	14%
Taiwan	12%
Hong Kong	7%
South Korea	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region of the country of Japan. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Asia 30 :: 9

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.6%)

	Shares	Value
Alibaba Group Holding, Ltd.*ADR (Internet Software & Services)	22,002	$3,793,804
Baidu, Inc.*ADR (Internet Software & Services)	3,534	827,698
Beigene, Ltd.*ADR (Biotechnology)	7,980	779,806
BHP Billiton PLCADR (Metals & Mining)	41,154	1,658,506
BHP Billiton, Ltd.ADR (Metals & Mining)	35,910	1,651,501
Cheetah Mobile, Inc.*ADR (Software)	63,840	771,187
China Lodging Group, Ltd.ADR (Hotels, Restaurants & Leisure)	6,840	987,901
China Mobile, Ltd.ADR (Wireless Telecommunication Services)	29,640	1,498,006
CNOOC, Ltd.ADR (Oil, Gas & Consumable Fuels)	9,690	1,391,096
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	20,520	904,932
Dr. Reddy’s Laboratories, Ltd.ADR (Pharmaceuticals)	22,230	834,959
HDFC Bank, Ltd.ADR (Banks)	15,618	1,587,882
Himax Technologies, Inc.ADR (Semiconductors & Semiconductor Equipment)	60,306	628,389
ICICI Bank, Ltd.ADR (Banks)	106,932	1,040,448
Infosys Technologies, Ltd.ADR (IT Services)	67,830	1,100,203
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	12,768	528,851
JinkoSolar Holding Co., Ltd.*ADR (Semiconductors & Semiconductor Equipment)	29,754	715,584
LG Display Co., Ltd.ADR (Electronic Equipment, Instruments & Components)	59,166	814,124
Melco Crown Entertainment, Ltd.ADR (Hotels, Restaurants & Leisure)	32,832	953,441
Momo, Inc.*ADR (Internet Software & Services)	31,920	781,402
Netease.com, Inc.ADR (Internet Software & Services)	3,534	1,219,477
New Oriental Education & Technology Group, Inc.ADR (Diversified Consumer Services)	9,462	889,428
POSCOADR (Metals & Mining)	12,540	979,750
Silicon Motion TechnologyADR (Semiconductors & Semiconductor Equipment)	13,680	724,493
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	69,426	2,752,740
TAL Education GroupADR (Diversified Consumer Services)	29,070	863,670
Tata Motors, Ltd.*ADR (Automobiles)	29,184	965,115
Westpac Banking Corp.ADR (Banks)	63,498	1,548,081
Yirendai, Ltd.ADR (Internet Software & Services)	20,064	882,214
ZTO Express Cayman, Inc.*ADR (Air Freight & Logistics)	51,870	822,140
TOTAL COMMON STOCKS (Cost $20,261,641)		34,896,828

Repurchase Agreements(a) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $21,003	$21,000	$21,000
TOTAL REPURCHASE AGREEMENTS (Cost $21,000)		21,000
TOTAL INVESTMENT SECURITIES (Cost $20,282,641)—100.6%		34,917,828
Net other assets (liabilities)—(0.6)%		(223,106)
NET ASSETS—100.0%		$34,694,722

*                                         Non-income producing security.

(a)                                 The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR                            American Depositary Receipt

ProFund VP Asia 30 invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Air Freight & Logistics	$822,140	2.4%
Automobiles	965,115	2.8%
Banks	4,176,411	12.0%
Biotechnology	779,806	2.2%
Diversified Consumer Services	1,753,098	5.1%
Electronic Equipment, Instruments & Components	814,124	2.3%
Hotels, Restaurants & Leisure	1,941,342	5.5%
Internet & Direct Marketing Retail	1,433,783	4.1%
Internet Software & Services	7,504,595	21.7%
IT Services	1,100,203	3.2%
Metals & Mining	4,289,757	12.4%
Oil, Gas & Consumable Fuels	1,391,096	4.0%
Pharmaceuticals	834,959	2.4%
Semiconductors & Semiconductor Equipment	4,821,206	13.9%
Software	771,187	2.2%
Wireless Telecommunication Services	1,498,006	4.4%
Other**	(202,106)	(0.6)%
Total	$34,694,722	100.0%

See accompanying notes to financial statements.

10 :: ProFund VP Asia 30 :: Financial Statements

ProFund VP Asia 30 invested in securities with exposure to the following countries as of December 31, 2017:

	Value	% of Net Assets
Australia	$4,858,088	14.0%
China	16,159,190	46.6%
Hong Kong	2,451,447	7.1%
India	5,528,607	15.9%
South Korea	1,793,874	5.2%
Taiwan	4,105,622	11.8%
Other**	(202,106)	(0.6)%
Total	$34,694,722	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Asia 30 :: 11

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$20,282,641
Securities, at value	34,896,828
Repurchase agreements, at value	21,000
Total Investment Securities, at value	34,917,828
Cash	792
Dividends and interest receivable	22,447
Receivable for capital shares issued	3,320
Prepaid expenses	103
TOTAL ASSETS	34,944,490
LIABILITIES:
Payable for capital shares redeemed	149,594
Advisory fees payable	20,231
Management services fees payable	2,697
Administration fees payable	994
Administrative services fees payable	14,108
Distribution fees payable	17,815
Trustee fees payable	11
Transfer agency fees payable	1,530
Fund accounting fees payable	1,181
Compliance services fees payable	159
Other accrued expenses	41,448
TOTAL LIABILITIES	249,768
NET ASSETS	$34,694,722
NET ASSETS CONSIST OF:
Capital	$22,699,121
Accumulated net investment income (loss)	129,308
Accumulated net realized gains (losses) on investments	(2,768,894)
Net unrealized appreciation (depreciation) on investments	14,635,187
NET ASSETS	$34,694,722
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	569,931
Net Asset Value (offering and redemption price per share)	$60.88

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$665,995
Interest	975
Foreign tax withholding	(49,272)
TOTAL INVESTMENT INCOME	617,698
EXPENSES:
Advisory fees	226,115
Management services fees	30,148
Administration fees	11,234
Transfer agency fees	16,211
Administrative services fees	67,361
Distribution fees	75,372
Custody fees	26,712
Fund accounting fees	12,887
Trustee fees	792
Compliance services fees	228
Other fees	45,594
Total Gross Expenses before reductions	512,654
Expenses reduced and reimbursed by the Advisor	(6,236)
TOTAL NET EXPENSES	506,418
NET INVESTMENT INCOME (LOSS)	111,280
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,997,844
Change in net unrealized appreciation/depreciation on investment securities	5,876,235
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	7,874,079
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,985,359

See accompanying notes to financial statements.

12 :: ProFund VP Asia 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$111,280	$(32,029)
Net realized gains (losses) on investments	1,997,844	1,351,450
Change in net unrealized appreciation/depreciation on investments	5,876,235	(1,733,200)
Change in net assets resulting from operations	7,985,359	(413,779)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(266,697)
Net realized gains on investments	(1,099,295)	—
Change in net assets resulting from distributions	(1,099,295)	(266,697)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	32,733,939	19,203,733
Distributions reinvested	1,099,295	266,697
Value of shares redeemed	(28,788,923)	(22,567,382)
Change in net assets resulting from capital transactions	5,044,311	(3,096,952)
Change in net assets	11,930,375	(3,777,428)
NET ASSETS:
Beginning of period	22,764,347	26,541,775
End of period	$34,694,722	$22,764,347
Accumulated net investment income (loss)	$129,308	$—
SHARE TRANSACTIONS:
Issued	582,205	395,350
Reinvested	18,604	5,180
Redeemed	(512,604)	(477,909)
Change in shares	88,205	(77,379)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Asia 30 :: 13

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$47.26	$47.47	$55.06	$55.98	$48.72

Investment Activities:
Net investment income (loss)(a)	0.21	(0.06)	0.46	0.05	(0.10)
Net realized and unrealized gains (losses) on investments	15.27	0.41 (b)	(5.08)	(0.93)	7.39
Total income (loss) from investment activities	15.48	0.35	(4.62)	(0.88)	7.29

Distributions to Shareholders From:
Net investment income	—	(0.56)	(0.15)	(0.04)	(0.03)
Net realized gains on investments	(1.86)	—	(2.82)	—	—
Total distributions	(1.86)	(0.56)	(2.97)	(0.04)	(0.03)

Net Asset Value, End of Period	$60.88	$47.26	$47.47	$55.06	$55.98

Total Return	32.87%	0.64%	(9.38)%	(1.57)%	14.97%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.76%	1.79%	1.74%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.37%	(0.14)%	0.87%	0.08%	(0.20)%

Supplemental Data:
Net assets, end of period (000’s)	$34,695	$22,764	$26,542	$29,912	$42,649
Portfolio turnover rate(c)	96%	79%	96%	102%	113%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

14 :: ProFund VP Banks :: Management Discussion of Fund Performance

ProFund VP Banks seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Banks Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 17.92%. For the same period, the Index had a total return of 20.07%(1) and a volatility of 16.68%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans, and money transmissions.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Banks	17.92%	16.34%	1.38%
Dow Jones U.S. Banks Index	20.07%	18.40%	3.62%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Banks	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	76%
Swap Agreements	24%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
JPMorgan Chase & Co.	16.4%
Bank of America Corp.	12.7%
Wells Fargo & Co.	11.9%
Citigroup, Inc.	8.7%
U.S. Bancorp	3.7%

Dow Jones U.S. Banks Index — Composition

% of Index
Diversified Banks	70%
Regional Banks	29%
Thrifts & Mortgage Finance	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Banks :: 15

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (76.3%)

	Shares	Value
Associated Banc-Corp. (Banks)	956	$24,282
BancorpSouth Bank (Banks)	548	17,235
Bank of America Corp. (Banks)	62,821	1,854,476
Bank of Hawaii Corp. (Banks)	278	23,825
Bank of the Ozarks, Inc. (Banks)	784	37,985
BankUnited, Inc. (Banks)	662	26,957
BB&T Corp. (Banks)	5,130	255,064
BOK Financial Corp. (Banks)	207	19,110
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	924	12,391
Cathay General Bancorp, Inc. (Banks)	481	20,284
Chemical Financial Corp. (Banks)	441	23,580
CIT Group, Inc. (Banks)	866	42,633
Citigroup, Inc. (Banks)	17,092	1,271,816
Citizens Financial Group, Inc. (Banks)	3,188	133,832
Comerica, Inc. (Banks)	1,145	99,397
Commerce Bancshares, Inc. (Banks)	631	35,235
Cullen/Frost Bankers, Inc. (Banks)	403	38,144
East West Bancorp, Inc. (Banks)	900	54,747
F.N.B. Corp. (Banks)	2,085	28,815
Fifth Third Bancorp (Banks)	4,588	139,200
First Citizens Bancshares, Inc.—Class A (Banks)	72	29,016
First Financial Bankshares, Inc. (Banks)	400	18,020
First Horizon National Corp. (Banks)	2,098	41,931
First Republic Bank (Banks)	1,011	87,593
Fulton Financial Corp. (Banks)	1,155	20,675
Glacier Bancorp, Inc. (Banks)	498	19,616
Hancock Holding Co. (Banks)	558	27,621
Home BancShares, Inc. (Banks)	1,013	23,552
Huntington Bancshares, Inc. (Banks)	7,031	102,371
IBERIABANK Corp. (Banks)	373	28,908
International Bancshares Corp. (Banks)	375	14,888
Investors Bancorp, Inc. (Banks)	1,661	23,055
JPMorgan Chase & Co. (Banks)	22,453	2,401,123
KeyCorp (Banks)	6,985	140,887
M&T Bank Corp. (Banks)	950	162,441
MB Financial, Inc. (Banks)	547	24,352
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	3,163	41,182
PacWest Bancorp (Banks)	846	42,638
People’s United Financial, Inc. (Banks)	2,277	42,580
Pinnacle Financial Partners, Inc. (Banks)	463	30,697
PNC Financial Services Group, Inc. (Banks)	3,053	440,517
Popular, Inc. (Banks)	698	24,772
Prosperity Bancshares, Inc. (Banks)	427	29,920
Regions Financial Corp. (Banks)	7,538	130,257
Signature Bank* (Banks)	371	50,923
Sterling Bancorp (Banks)	1,492	36,703
SunTrust Banks, Inc. (Banks)	3,055	197,322
SVB Financial Group* (Banks)	363	84,859
Synovus Financial Corp. (Banks)	768	36,818
TCF Financial Corp. (Banks)	1,129	23,145
Texas Capital Bancshares, Inc.* (Banks)	338	30,048
Trustmark Corp. (Banks)	412	13,126
U.S. Bancorp (Banks)	10,173	545,069
UMB Financial Corp. (Banks)	290	20,857
Umpqua Holdings Corp. (Banks)	1,455	30,264
United Bankshares, Inc. (Banks)	647	22,483
Valley National Bancorp (Banks)	1,746	19,590
Washington Federal, Inc. (Thrifts & Mortgage Finance)	575	19,694
Webster Financial Corp. (Banks)	615	34,538
Wells Fargo & Co. (Banks)	28,722	1,742,564
Western Alliance Bancorp* (Banks)	657	37,199
Wintrust Financial Corp. (Banks)	390	32,124
Zions Bancorp (Banks)	1,284	65,266
TOTAL COMMON STOCKS (Cost $5,827,989)		11,150,212
TOTAL INVESTMENT SECURITIES (Cost $5,827,989)—76.3%		11,150,212
Net other assets (liabilities)—23.7%		3,458,186
NET ASSETS—100.0%		$14,608,398

*                           Non-income producing security.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones U.S. Banks Index	Goldman Sachs International	1/23/18	1.78%	$3,500,000	$3,499,580	$(420)

(1)         Agreements may be terminated at will by either party without penalty.

(2)         Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP Banks invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Banks	$11,076,945	75.8%
Thrifts & Mortgage Finance	73,267	0.5%
Other**	3,458,186	23.7%
Total	$14,608,398	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

16 :: ProFund VP Banks :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$5,827,989
Securities, at value	11,150,212
Total Investment Securities, at value	11,150,212
Dividends receivable	9,593
Receivable for capital shares issued	1,237
Receivable for investments sold	3,718,820
Prepaid expenses	72
TOTAL ASSETS	14,879,934
LIABILITIES:
Payable for capital shares redeemed	239,117
Cash overdraft	2,403
Unrealized loss on swap agreements	420
Advisory fees payable	9,141
Management services fees payable	1,219
Administration fees payable	411
Administrative services fees payable	5,441
Distribution fees payable	5,568
Transfer agency fees payable	633
Fund accounting fees payable	488
Compliance services fees payable	52
Other accrued expenses	6,643
TOTAL LIABILITIES	271,536
NET ASSETS	$14,608,398
NET ASSETS CONSIST OF:
Capital	$19,336,389
Accumulated net investment income (loss)	45,033
Accumulated net realized gains (losses) on investments	(10,094,827)
Net unrealized appreciation (depreciation) on investments	5,321,803
NET ASSETS	$14,608,398
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	561,153
Net Asset Value (offering and redemption price per share)	$26.03

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$255,269
Interest	445
TOTAL INVESTMENT INCOME	255,714
EXPENSES:
Advisory fees	94,060
Management services fees	12,541
Administration fees	4,662
Transfer agency fees	6,746
Administrative services fees	35,676
Distribution fees	31,353
Custody fees	2,297
Fund accounting fees	5,683
Trustee fees	340
Compliance services fees	87
Other fees	12,501
Recoupment of prior expenses reduced by the Advisor	5,500
Total Gross Expenses before reductions	211,446
Expenses reduced and reimbursed by the Advisor	(765)
TOTAL NET EXPENSES	210,681
NET INVESTMENT INCOME (LOSS)	45,033
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	165,232
Net realized gains (losses) on swap agreements	92,551
Change in net unrealized appreciation/depreciation on investment securities	1,235,478
Change in net unrealized appreciation/depreciation on swap agreements	(24)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,493,237
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,538,270

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 17

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$45,033	$29,961
Net realized gains (losses) on investments	257,783	(43,823)
Change in net unrealized appreciation/depreciation on investments	1,235,454	1,243,200
Change in net assets resulting from operations	1,538,270	1,229,338
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(29,961)	(15,144)
Change in net assets resulting from distributions	(29,961)	(15,144)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	37,837,496	21,502,652
Distributions reinvested	29,961	15,144
Value of shares redeemed	(39,040,011)	(16,991,945)
Change in net assets resulting from capital transactions	(1,172,554)	4,525,851
Change in net assets	335,755	5,740,045
NET ASSETS:
Beginning of period	14,272,643	8,532,598
End of period	$14,608,398	$14,272,643
Accumulated net investment income (loss)	$45,033	$29,961
SHARE TRANSACTIONS:
Issued	1,627,531	1,172,484
Reinvested	1,237	864
Redeemed	(1,712,370)	(1,002,091)
Change in shares	(83,602)	171,257

See accompanying notes to financial statements.

18 :: ProFund VP Banks :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$22.14	$18.02	$18.15	$16.46	$12.42

Investment Activities:
Net investment income (loss)(a)	0.08	0.09	0.04	0.03	0.01
Net realized and unrealized gains (losses) on investments	3.87	4.08	(0.12)	1.68	4.13
Total income (loss) from investment activities	3.95	4.17	(0.08)	1.71	4.14

Distributions to Shareholders From:
Net investment income	(0.06)	(0.05)	(0.05)	(0.02)	(0.10)

Net Asset Value, End of Period	$26.03	$22.14	$18.02	$18.15	$16.46

Total Return	17.92%	23.23%	(0.43)%	10.38%	33.45%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.68%	1.69%	1.79%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.36%	0.50%	0.21%	0.18%	0.08%

Supplemental Data:
Net assets, end of period (000’s)	$14,608	$14,273	$8,533	$8,413	$7,628
Portfolio turnover rate(b)	319%	362%	451%	437%	574%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Basic Materials :: 19

ProFund VP Basic Materials seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic Materials Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 22.96%. For the same period, the Index had a total return of 25.09%(1) and a volatility of 11.25%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Basic Materials	22.96%	8.60%	3.46%
Dow Jones U.S. Basic Materials Index	25.09%	10.40%	5.18%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Basic Materials	1.73%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Dowdupont, Inc.	24.1%
Monsanto Co.	7.4%
Praxair, Inc.	6.4%
Air Products & Chemicals, Inc.	5.2%
LyondellBasell Industries N.V.	5.2%

Dow Jones U.S. Basic Materials Index — Composition

% of Index
Chemicals	82%
Metals & Mining	17%
Paper & Forest Products	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

20 :: ProFund VP Basic Materials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.2%)

	Shares	Value
Air Products & Chemicals, Inc. (Chemicals)	10,616	$1,741,873
Albemarle Corp. (Chemicals)	5,389	689,199
Alcoa Corp.* (Metals & Mining)	8,385	451,700
Allegheny Technologies, Inc.* (Metals & Mining)	6,145	148,340
Ashland Global Holdings, Inc. (Chemicals)	3,023	215,238
Axalta Coating Systems, Ltd.* (Chemicals)	10,673	345,378
Cabot Corp. (Chemicals)	3,015	185,694
Carpenter Technology Corp. (Metals & Mining)	2,269	115,696
Celanese Corp.—Series A (Chemicals)	6,598	706,514
CF Industries Holdings, Inc. (Chemicals)	11,369	483,637
Commercial Metals Co. (Metals & Mining)	5,650	120,458
Compass Minerals International, Inc. (Metals & Mining)	1,646	118,924
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,272	50,257
Domtar Corp. (Paper & Forest Products)	3,047	150,887
Dowdupont, Inc. (Chemicals)	114,013	8,120,005
Eastman Chemical Co. (Chemicals)	7,009	649,314
Ecolab, Inc. (Chemicals)	12,279	1,647,596
FMC Corp. (Chemicals)	6,539	618,982
Freeport-McMoRan, Inc.* (Metals & Mining)	65,606	1,243,889
GCP Applied Technologies, Inc.* (Chemicals)	3,495	111,491
H.B. Fuller Co. (Chemicals)	2,451	132,035
Huntsman Corp. (Chemicals)	10,294	342,687
Ingevity Corp.* (Chemicals)	2,065	145,521
International Flavors & Fragrances, Inc. (Chemicals)	3,843	586,480
KapStone Paper & Packaging Corp. (Paper & Forest Products)	4,262	96,705
LyondellBasell Industries N.V.—Class A (Chemicals)	15,758	1,738,423
Minerals Technologies, Inc. (Chemicals)	1,713	117,940
Monsanto Co. (Chemicals)	21,410	2,500,259
NewMarket Corp. (Chemicals)	461	183,197
Newmont Mining Corp. (Metals & Mining)	25,994	975,295
Nucor Corp. (Metals & Mining)	15,488	984,726
Olin Corp. (Chemicals)	8,105	288,376
Platform Specialty Products Corp.* (Chemicals)	10,502	104,180
PolyOne Corp. (Chemicals)	3,952	171,912
PPG Industries, Inc. (Chemicals)	12,409	1,449,619
Praxair, Inc. (Chemicals)	13,938	2,155,930
Reliance Steel & Aluminum Co. (Metals & Mining)	3,550	304,555
Royal Gold, Inc. (Metals & Mining)	3,197	262,538
RPM International, Inc. (Chemicals)	6,507	341,097
Sensient Technologies Corp. (Chemicals)	2,124	155,371
Steel Dynamics, Inc. (Metals & Mining)	11,559	498,540
The Chemours Co. (Chemicals)	9,015	451,291
The Mosaic Co. (Chemicals)	17,103	438,863
The Scotts Miracle-Gro Co.—Class A (Chemicals)	1,982	212,054
Trinseo SA (Chemicals)	2,137	155,146
United States Steel Corp. (Metals & Mining)	8,500	299,115
Valvoline, Inc. (Chemicals)	9,862	247,142
W.R. Grace & Co. (Chemicals)	3,297	231,219
Westlake Chemical Corp. (Chemicals)	1,747	186,108
Worthington Industries, Inc. (Metals & Mining)	2,178	95,963
TOTAL COMMON STOCKS (Cost $22,222,250)		33,767,359

Repurchase Agreements(a) (0.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $110,015	$110,000	$110,000
TOTAL REPURCHASE AGREEMENTS (Cost $110,000)		110,000
TOTAL INVESTMENT SECURITIES (Cost $22,332,250)—100.5%		33,877,359
Net other assets (liabilities)—(0.5)%		(170,394)
NET ASSETS—100.0%		$33,706,965

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Basic Materials invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Chemicals	$27,849,771	82.7%
Metals & Mining	5,619,739	16.7%
Oil, Gas & Consumable Fuels	50,257	0.1%
Paper & Forest Products	247,592	0.7%
Other**	(60,394)	(0.2)%
Total	$33,706,965	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 21

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$22,332,250
Securities, at value	33,767,359
Repurchase agreements, at value	110,000
Total Investment Securities, at value	33,877,359
Cash	253
Dividends and interest receivable	32,015
Receivable for capital shares issued	3,081,563
Receivable for investments sold	53,664
Prepaid expenses	118
TOTAL ASSETS	37,044,972
LIABILITIES:
Payable for investments purchased	3,241,517
Payable for capital shares redeemed	6,642
Advisory fees payable	20,854
Management services fees payable	2,781
Administration fees payable	859
Administrative services fees payable	14,855
Distribution fees payable	16,076
Trustee fees payable	10
Transfer agency fees payable	1,322
Fund accounting fees payable	1,020
Compliance services fees payable	111
Other accrued expenses	31,960
TOTAL LIABILITIES	3,338,007
NET ASSETS	$33,706,965
NET ASSETS CONSIST OF:
Capital	$26,589,074
Accumulated net investment income (loss)	76,510
Accumulated net realized gains (losses) on investments	(4,503,728)
Net unrealized appreciation (depreciation) on investments	11,545,109
NET ASSETS	$33,706,965
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	485,655
Net Asset Value (offering and redemption price per share)	$69.41

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$482,063
Interest	491
TOTAL INVESTMENT INCOME	482,554
EXPENSES:
Advisory fees	185,495
Management services fees	24,732
Administration fees	9,165
Transfer agency fees	13,260
Administrative services fees	65,745
Distribution fees	61,832
Custody fees	4,258
Fund accounting fees	10,708
Trustee fees	632
Compliance services fees	167
Other fees	41,514
Total Gross Expenses before reductions	417,508
Expenses reduced and reimbursed by the Advisor	(2,000)
TOTAL NET EXPENSES	415,508
NET INVESTMENT INCOME (LOSS)	67,046
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,912,717
Change in net unrealized appreciation/depreciation on investment securities	2,648,282
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,560,999
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,628,045

See accompanying notes to financial statements.

22 :: ProFund VP Basic Materials :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$67,046	$103,682
Net realized gains (losses) on investments	1,912,717	287,369
Change in net unrealized appreciation/depreciation on investments	2,648,282	2,426,122
Change in net assets resulting from operations	4,628,045	2,817,173
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(103,682)	(88,517)
Change in net assets resulting from distributions	(103,682)	(88,517)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	44,845,554	31,844,798
Distributions reinvested	103,682	88,517
Value of shares redeemed	(38,897,212)	(24,277,500)
Change in net assets resulting from capital transactions	6,052,024	7,655,815
Change in net assets	10,576,387	10,384,471
NET ASSETS:
Beginning of period	23,130,578	12,746,107
End of period	$33,706,965	$23,130,578
Accumulated net investment income (loss)	$76,510	$70,734
SHARE TRANSACTIONS:
Issued	707,308	600,916
Reinvested	1,565	1,613
Redeemed	(631,435)	(459,809)
Change in shares	77,438	142,720

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Basic Materials :: 23

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$56.66	$48.01	$56.06	$55.44	$47.28

Investment Activities:
Net investment income (loss)(a)	0.17	0.29	0.28	0.21	0.38
Net realized and unrealized gains (losses) on investments	12.84	8.57	(8.04)	0.73	8.25
Total income (loss) from investment activities	13.01	8.86	(7.76)	0.94	8.63

Distributions to Shareholders From:
Net investment income	(0.26)	(0.21)	(0.29)	(0.32)	(0.47)

Net Asset Value, End of Period	$69.41	$56.66	$48.01	$56.06	$55.44

Total Return	22.96%	18.49%	(13.92)%	1.69%	18.43%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.73%	1.76%	1.74%	1.73%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.27%	0.56%	0.54%	0.36%	0.78%

Supplemental Data:
Net assets, end of period (000’s)	$33,707	$23,131	$12,746	$19,212	$26,941
Portfolio turnover rate(b)	127%	109%	46%	83%	85%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

24 :: ProFund VP Bear :: Management Discussion of Fund Performance

ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500® (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -17.97%. For the same period, the Index had a total return of 21.83%(1) and a volatility of 20.50%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Bear	-17.97%	-15.64%	-12.30%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bear	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(32)%
Swap Agreements	(68)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Bear primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P 500 — Composition

% of Index
Information Technology	24%
Financials	15%
Health Care	14%
Consumer Discretionary	12%
Industrials	10%
Consumer Staples	8%
Energy	6%
Materials	3%
Utilities	3%
Real Estate	3%
Telecommunication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Bear :: 25

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (100.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $4,174,587	$4,174,000	$4,174,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,174,000)		4,174,000
TOTAL INVESTMENT SECURITIES (Cost $4,174,000)—100.4%		4,174,000
Net other assets (liabilities)—(0.4)%		(17,308)
NET ASSETS—100.0%		$4,156,692

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $562,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	10	3/19/18	$(1,315,930)	$(1,338,750)	$(22,820)

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
S&P 500	Goldman Sachs International	1/29/18	(1.83)%	$(1,318,366)	$(1,313,938)	$4,231
S&P 500	UBS AG	1/29/18	(1.53)%	(1,500,594)	(1,495,627)	4,698
				$(2,818,960)	$(2,809,565)	$8,929

(1)         Agreements may be terminated at will by either party without penalty.

(2)         Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

26 :: ProFund VP Bear :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$4,174,000
Repurchase agreements, at value	4,174,000
Total Investment Securities, at value	4,174,000
Cash	678
Segregated cash balances for futures contracts with brokers	49,500
Interest receivable	440
Unrealized gain on swap agreements	8,929
Variation margin on futures contracts	4,100
Prepaid expenses	298
TOTAL ASSETS	4,237,945
LIABILITIES:
Payable for capital shares redeemed	70,374
Advisory fees payable	3,107
Management services fees payable	414
Administration fees payable	126
Administrative services fees payable	1,705
Distribution fees payable	1,860
Transfer agency fees payable	194
Fund accounting fees payable	150
Compliance services fees payable	22
Other accrued expenses	3,301
TOTAL LIABILITIES	81,253
NET ASSETS	$4,156,692
NET ASSETS CONSIST OF:
Capital	$23,103,893
Accumulated net realized gains (losses) on investments	(18,933,310)
Net unrealized appreciation (depreciation) on investments	(13,891)
NET ASSETS	$4,156,692
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	125,730
Net Asset Value (offering and redemption price per share)	$33.06

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$42,852
EXPENSES:
Advisory fees	40,230
Management services fees	5,364
Administration fees	1,987
Transfer agency fees	2,850
Administrative services fees	15,191
Distribution fees	13,410
Custody fees	776
Fund accounting fees	2,232
Trustee fees	140
Compliance services fees	22
Other fees	6,909
Recoupment of prior expenses reduced by the Advisor	1,000
TOTAL NET EXPENSES	90,111
NET INVESTMENT INCOME (LOSS)	(47,259)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(224,529)
Net realized gains (losses) on swap agreements	(754,646)
Change in net unrealized appreciation/depreciation on futures contracts	(19,910)
Change in net unrealized appreciation/depreciation on swap agreements	(56,839)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,055,924)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,103,183)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bear :: 27

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(47,259)	$(145,055)
Net realized gains (losses) on investments	(979,175)	(1,708,545)
Change in net unrealized appreciation/depreciation on investments	(76,749)	30,412
Change in net assets resulting from operations	(1,103,183)	(1,823,188)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	49,581,759	117,135,667
Value of shares redeemed	(50,605,115)	(116,773,799)
Change in net assets resulting from capital transactions	(1,023,356)	361,868
Change in net assets	(2,126,539)	(1,461,320)
NET ASSETS:
Beginning of period	6,283,231	7,744,551
End of period	$4,156,692	$6,283,231
SHARE TRANSACTIONS:
Issued	1,376,531	2,616,712	(a)
Redeemed	(1,406,705)	(2,627,829	)(a)
Change in shares	(30,174)	(11,117)

(a)         As described in Note 9, share amounts have been adjusted for 1:5 reverse share split that occurred on December 5, 2016.

See accompanying notes to financial statements.

28 :: ProFund VP Bear :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$40.30	$46.37	$48.76	$56.83	$77.39

Investment Activities:
Net investment income (loss)(b)	(0.32)	(0.63)	(0.75)	(0.90)	(1.10)
Net realized and unrealized gains (losses) on investments	(6.92)	(5.44)	(1.64)	(7.17)	(19.46)
Total income (loss) from investment activities	(7.24)	(6.07)	(2.39)	(8.07)	(20.56)

Net Asset Value, End of Period	$33.06	$40.30	$46.37	$48.76	$56.83

Total Return	(17.97)%	(13.05)%	(4.92)%	(14.25)%	(26.55)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.68%	1.76%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.88)%	(1.42)%	(1.63)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$4,157	$6,283	$7,745	$8,588	$14,674
Portfolio turnover rate(c)	—	—	—	—	—

(a)                     As described in Note 9, share amounts have been adjusted for 1:5 reverse share split that occurred on December 5, 2016.

(b)                     Per share net investment income (loss) has been calculated using the average daily shares method.

(c)                      Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Biotechnology :: 29

ProFund VP Biotechnology seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Biotechnology Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 22.54%. For the same period, the Index had a total return of 24.61%(1) and a volatility of 14.34%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in the research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Biotechnology	22.54%	18.51%	14.55%
Dow Jones U.S. Biotechnology Index	24.61%	20.56%	16.55%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Biotechnology	1.57%	1.57%

**  Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	78%
Swap Agreements	22%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
AbbVie, Inc.	14.7%
Amgen, Inc.	12.0%
Gilead Sciences, Inc.	8.9%
Celgene Corp.	7.8%
Biogen, Inc.	6.4%

Dow Jones U.S. Biotechnology Index — Composition

% of Index
Biotechnology	91%
Life Sciences Tools & Services	8%
Pharmaceuticals	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                     The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                     1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)                     The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

30 :: ProFund VP Biotechnology :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (78.4%)

	Shares	Value
AbbVie, Inc. (Biotechnology)	103,570	$10,016,255
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	6,367	191,710
Agios Pharmaceuticals, Inc.* (Biotechnology)	2,710	154,931
Alexion Pharmaceuticals, Inc.* (Biotechnology)	14,520	1,736,447
Alkermes PLC* (Biotechnology)	9,994	546,972
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	5,311	674,763
Amgen, Inc. (Biotechnology)	47,188	8,205,993
Biogen, Inc.* (Biotechnology)	13,734	4,375,240
BioMarin Pharmaceutical, Inc.* (Biotechnology)	11,388	1,015,468
Bio-Techne Corp. (Life Sciences Tools & Services)	2,430	314,807
Bioverativ, Inc.* (Biotechnology)	7,044	379,812
Bluebird Bio, Inc.* (Biotechnology)	3,181	566,536
Celgene Corp.* (Biotechnology)	51,134	5,336,344
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	3,096	338,857
Clovis Oncology, Inc.* (Biotechnology)	3,180	216,240
Exact Sciences Corp.* (Biotechnology)	7,796	409,602
Exelixis, Inc.* (Biotechnology)	18,259	555,074
Gilead Sciences, Inc. (Biotechnology)	84,853	6,078,869
Illumina, Inc.* (Life Sciences Tools & Services)	9,506	2,076,965
INC Research Holdings, Inc.*—Class A (Life Sciences Tools & Services)	3,685	160,666
Incyte Corp.* (Biotechnology)	11,404	1,080,073
Intercept Pharmaceuticals, Inc.* (Biotechnology)	1,166	68,118
Intrexon Corp.* (Biotechnology)	4,060	46,771
Ionis Pharmaceuticals, Inc.* (Biotechnology)	8,111	407,983
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	9,472	927,309
Juno Therapeutics, Inc.* (Biotechnology)	5,634	257,530
Ligand Pharmaceuticals, Inc.*—Class B (Biotechnology)	1,386	189,785
Myriad Genetics, Inc.* (Biotechnology)	4,493	154,312
Nektar Therapeutics* (Pharmaceuticals)	10,249	612,070
Neurocrine Biosciences, Inc.* (Biotechnology)	5,724	444,125
OPKO Health, Inc.* (Biotechnology)	23,648	115,875
Portola Pharmaceuticals, Inc.* (Biotechnology)	4,213	205,089
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	3,267	297,526
Radius Health, Inc.* (Biotechnology)	2,636	83,746
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,982	1,873,033
Seattle Genetics, Inc.* (Biotechnology)	6,280	335,980
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	2,545	118,037
United Therapeutics Corp.* (Biotechnology)	2,803	414,704
Vertex Pharmaceuticals, Inc.* (Biotechnology)	16,445	2,464,448
TOTAL COMMON STOCKS (Cost $20,293,078)		53,448,065

Contingent Right(NM)
Dyax Corp.*^+(a) (Biotechnology)	14,504	16,099
TOTAL CONTINGENT RIGHT (Cost $—)		16,099

Repurchase Agreements(b) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $126,018	$126,000	$126,000
TOTAL REPURCHASE AGREEMENTS (Cost $126,000)		126,000
TOTAL INVESTMENT SECURITIES (Cost $20,419,078)—78.6%		53,590,164
Net other assets (liabilities)—21.4%		14,574,646
NET ASSETS—100.0%		$68,164,810

*                             Non-income producing security.

^                              The Advisor has deemed this security to be illiquid. As of December 31, 2017, this security represented 0.024% of the net assets of the Fund.

+                             This security was fair valued based on procedures approved by the Board of Trustees. As of December 31, 2017, this security represented 0.024% of the net assets of the Fund.

(a)                     Expiration is on or before December 31, 2019; expiration is subject to contingencies. Rights entitle the Fund to cash if the company receives U.S. Food and Drug Administration approval on a specific medication that is being developed.

(b)                     The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

NM                     Not meaningful, amount is less than 0.05%.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones U.S. Biotechnology Index	Goldman Sachs International	1/23/18	1.78%	$14,780,000	$14,778,227	$(1,773)

(1)                     Agreements may be terminated at will by either party without penalty.

(2)                     Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Biotechnology :: 31

ProFund VP Biotechnology invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Biotechnology	$48,735,964	71.5%
Life Sciences Tools & Services	4,116,130	6.0%
Pharmaceuticals	612,070	0.9%
Other**	14,700,646	21.6%
Total	$68,164,810	100.0%

**                      Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

32 :: ProFund VP Biotechnology :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$20,419,078
Securities, at value	53,464,164
Repurchase agreements, at value	126,000
Total Investment Securities, at value	53,590,164
Cash	189
Dividends and interest receivable	13
Receivable for capital shares issued	18,889
Receivable for investments sold	14,749,938
Prepaid expenses	281
TOTAL ASSETS	68,359,474
LIABILITIES:
Payable for capital shares redeemed	19,336
Unrealized loss on swap agreements	1,773
Advisory fees payable	43,839
Management services fees payable	5,845
Administration fees payable	1,971
Administrative services fees payable	27,395
Distribution fees payable	40,100
Trustee fees payable	23
Transfer agency fees payable	3,034
Fund accounting fees payable	2,341
Compliance services fees payable	325
Other accrued expenses	48,682
TOTAL LIABILITIES	194,664
NET ASSETS	$68,164,810
NET ASSETS CONSIST OF:
Capital	$42,634,956
Accumulated net realized gains (losses) on investments	(7,639,459)
Net unrealized appreciation (depreciation) on investments	33,169,313
NET ASSETS	$68,164,810
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	968,312
Net Asset Value (offering and redemption price per share)	$70.40

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$931,547
Interest	2,701
TOTAL INVESTMENT INCOME	934,248
EXPENSES:
Advisory fees	512,030
Management services fees	68,270
Administration fees	25,341
Transfer agency fees	36,529
Administrative services fees	130,161
Distribution fees	170,677
Custody fees	12,677
Fund accounting fees	28,850
Trustee fees	1,763
Compliance services fees	469
Other fees	97,078
TOTAL NET EXPENSES	1,083,845
NET INVESTMENT INCOME (LOSS)	(149,597)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,881,429
Net realized gains (losses) on swap agreements	476,149
Change in net unrealized appreciation/depreciation on investment securities	9,753,268
Change in net unrealized appreciation/depreciation on swap agreements	279
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	13,111,125
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,961,528

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Biotechnology :: 33

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(149,597)	$(161,540)
Net realized gains (losses) on investments	3,357,578	(3,620,101)
Change in net unrealized appreciation/depreciation on investments	9,753,547	(9,327,746)
Change in net assets resulting from operations	12,961,528	(13,109,387)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	—	(915,079)
Change in net assets resulting from distributions	—	(915,079)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	39,875,545	28,654,088
Distributions reinvested	—	915,079
Value of shares redeemed	(43,784,464)	(41,738,024)
Change in net assets resulting from capital transactions	(3,908,919)	(12,168,857)
Change in net assets	9,052,609	(26,193,323)
NET ASSETS:
Beginning of period	59,112,201	85,305,524
End of period	$68,164,810	$59,112,201
SHARE TRANSACTIONS:
Issued	603,434	477,091
Reinvested	—	14,824
Redeemed	(664,162)	(701,123)
Change in shares	(60,728)	(209,208)

See accompanying notes to financial statements.

34 :: ProFund VP Biotechnology :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$57.44	$68.89	$69.13	$57.75	$34.29

Investment Activities:
Net investment income (loss)(a)	(0.14)	(0.14)	(0.47)	(0.62)	(0.39)
Net realized and unrealized gains (losses) on investments	13.10	(10.47)	2.77	16.63	23.85
Total income (loss) from investment activities	12.96	(10.61)	2.30	16.01	23.46

Distributions to Shareholders From:
Net realized gains on investments	—	(0.84)	(2.54)	(4.63)	—

Net Asset Value, End of Period	$70.40	$57.44	$68.89	$69.13	$57.75

Total Return	22.54%	(15.48)%	3.30%	29.73%	68.42%

Ratios to Average Net Assets:
Gross expenses	1.59%	1.57%	1.61%	1.68%	1.70%
Net expenses	1.59%	1.57%	1.61%	1.68%	1.68%
Net investment income (loss)	(0.22)%	(0.24)%	(0.66)%	(0.99)%	(0.83)%

Supplemental Data:
Net assets, end of period (000’s)	$68,165	$59,112	$85,306	$80,009	$53,072
Portfolio turnover rate(b)	157%	154%	164%	248%	254%

(a)                     Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                     Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Bull :: 35

ProFund VP Bull seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 19.34%. For the same period, the Index had a total return of 21.83%(1) and a volatility of 20.50%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Bull	19.34%	13.51%	6.47%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bull	1.71%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	50%
Futures Contracts	16%
Swap Agreements	34%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	1.9%
Microsoft Corp.	1.5%
Alphabet, Inc.	1.4%
Amazon.com, Inc.	1.0%
Facebook, Inc.	0.9%

S&P 500 — Composition

% of Index
Information Technology	24%
Financials	15%
Health Care	14%
Consumer Discretionary	12%
Industrials	10%
Consumer Staples	8%
Energy	6%
Materials	3%
Utilities	3%
Real Estate	3%
Telecommunication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                     The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                     1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

36 :: ProFund VP Bull :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (50.2%)

	Shares	Value
3M Co. (Industrial Conglomerates)	1,225	$288,328
A.O. Smith Corp. (Building Products)	300	18,384
Abbott Laboratories (Health Care Equipment & Supplies)	3,550	202,598
AbbVie, Inc. (Biotechnology)	3,250	314,307
Accenture PLC—Class A (IT Services)	1,250	191,363
Activision Blizzard, Inc. (Software)	1,550	98,146
Acuity Brands, Inc. (Electrical Equipment)	75	13,200
Adobe Systems, Inc.* (Software)	1,000	175,240
Advance Auto Parts, Inc. (Specialty Retail)	150	14,954
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	1,675	17,219
Aetna, Inc. (Health Care Providers & Services)	675	121,762
Affiliated Managers Group, Inc. (Capital Markets)	125	25,656
Aflac, Inc. (Insurance)	800	70,224
Agilent Technologies, Inc. (Life Sciences Tools & Services)	650	43,531
Air Products & Chemicals, Inc. (Chemicals)	450	73,835
Akamai Technologies, Inc.* (Internet Software & Services)	350	22,764
Alaska Air Group, Inc. (Airlines)	250	18,378
Albemarle Corp. (Chemicals)	225	28,775
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	200	26,118
Alexion Pharmaceuticals, Inc.* (Biotechnology)	450	53,816
Align Technology, Inc.* (Health Care Equipment & Supplies)	150	33,329
Allegion PLC (Building Products)	200	15,912
Allergan PLC (Pharmaceuticals)	675	110,417
Alliance Data Systems Corp. (IT Services)	100	25,348
Alliant Energy Corp. (Electric Utilities)	475	20,240
Alphabet, Inc.*—Class A (Internet Software & Services)	600	632,040
Alphabet, Inc.*—Class C (Internet Software & Services)	625	654,000
Altria Group, Inc. (Tobacco)	3,875	276,714
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	825	964,812
Ameren Corp. (Multi-Utilities)	500	29,495
American Airlines Group, Inc. (Airlines)	875	45,526
American Electric Power Co., Inc. (Electric Utilities)	1,000	73,570
American Express Co. (Consumer Finance)	1,475	146,482
American International Group, Inc. (Insurance)	1,825	108,733
American Tower Corp. (Equity Real Estate Investment Trusts)	875	124,835
American Water Works Co., Inc. (Water Utilities)	375	34,309
Ameriprise Financial, Inc. (Capital Markets)	300	50,841
AmerisourceBergen Corp. (Health Care Providers & Services)	325	29,842
AMETEK, Inc. (Electrical Equipment)	475	34,423
Amgen, Inc. (Biotechnology)	1,475	256,502
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	625	54,875
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,125	60,345
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	750	66,773
Andeavor (Oil, Gas & Consumable Fuels)	300	34,302
ANSYS, Inc.* (Software)	175	25,828
Anthem, Inc. (Health Care Providers & Services)	525	118,130
Aon PLC (Insurance)	500	67,000
Apache Corp. (Oil, Gas & Consumable Fuels)	775	32,721
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	325	14,206
Apple, Inc. (Technology Hardware, Storage & Peripherals)	10,450	1,768,453
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	2,175	111,186
Aptiv PLC* (Auto Components)	550	46,657
Archer-Daniels-Midland Co. (Food Products)	1,150	46,092
Arconic, Inc. (Aerospace & Defense)	850	23,163
Arthur J. Gallagher & Co. (Insurance)	375	23,730
Assurant, Inc. (Insurance)	100	10,084
AT&T, Inc. (Diversified Telecommunication Services)	12,500	486,000
Autodesk, Inc.* (Software)	450	47,174
Automatic Data Processing, Inc. (IT Services)	900	105,471
AutoZone, Inc.* (Specialty Retail)	50	35,569
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	275	49,063
Avery Dennison Corp. (Containers & Packaging)	175	20,101
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	875	27,685
Ball Corp. (Containers & Packaging)	725	27,441
Bank of America Corp. (Banks)	19,750	583,019
Baxter International, Inc. (Health Care Equipment & Supplies)	1,025	66,256
BB&T Corp. (Banks)	1,600	79,552
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	551	117,981
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	3,925	778,013
Best Buy Co., Inc. (Specialty Retail)	525	35,947
Biogen, Inc.* (Biotechnology)	425	135,392
BlackRock, Inc.—Class A (Capital Markets)	250	128,427
BorgWarner, Inc. (Auto Components)	400	20,436
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	325	42,260
Boston Scientific Corp.* (Health Care Equipment & Supplies)	2,800	69,412
Brighthouse Financial, Inc.* (Insurance)	200	11,728
Bristol-Myers Squibb Co. (Pharmaceuticals)	3,325	203,756
Broadcom, Ltd. (Semiconductors & Semiconductor Equipment)	825	211,943
Brown-Forman Corp.—Class B (Beverages)	400	27,468
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	275	24,500
CA, Inc. (Software)	650	21,632
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	950	27,170
Cadence Design Systems, Inc.* (Software)	575	24,047
Campbell Soup Co. (Food Products)	400	19,244
Capital One Financial Corp. (Consumer Finance)	975	97,091

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 37

Common Stocks, continued

	Shares	Value
Cardinal Health, Inc. (Health Care Providers & Services)	650	$39,826
CarMax, Inc.* (Specialty Retail)	375	24,049
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	825	54,755
Caterpillar, Inc. (Machinery)	1,200	189,095
CBOE Holdings, Inc. (Capital Markets)	225	28,033
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	625	27,069
CBS Corp.—Class B (Media)	750	44,250
Celgene Corp.* (Biotechnology)	1,600	166,976
Centene Corp.* (Health Care Providers & Services)	350	35,308
CenterPoint Energy, Inc. (Multi-Utilities)	875	24,815
CenturyLink, Inc. (Diversified Telecommunication Services)	1,975	32,943
Cerner Corp.* (Health Care Technology)	650	43,804
CF Industries Holdings, Inc. (Chemicals)	475	20,207
Charter Communications, Inc.*—Class A (Media)	400	134,384
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	1,850	7,326
Chevron Corp. (Oil, Gas & Consumable Fuels)	3,875	485,111
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	50	14,452
Chubb, Ltd. (Insurance)	950	138,823
Church & Dwight Co., Inc. (Household Products)	500	25,085
Cigna Corp. (Health Care Providers & Services)	500	101,545
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	200	24,402
Cincinnati Financial Corp. (Insurance)	300	22,491
Cintas Corp. (Commercial Services & Supplies)	175	27,270
Cisco Systems, Inc. (Communications Equipment)	10,075	385,872
Citigroup, Inc. (Banks)	5,375	399,954
Citizens Financial Group, Inc. (Banks)	1,000	41,980
Citrix Systems, Inc.* (Software)	300	26,400
CME Group, Inc. (Capital Markets)	700	102,235
CMS Energy Corp. (Multi-Utilities)	575	27,198
Cognizant Technology Solutions Corp. (IT Services)	1,200	85,224
Colgate-Palmolive Co. (Household Products)	1,800	135,810
Comcast Corp.—Class A (Media)	9,500	380,475
Comerica, Inc. (Banks)	350	30,384
ConAgra Foods, Inc. (Food Products)	825	31,078
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	300	45,066
ConocoPhillips (Oil, Gas & Consumable Fuels)	2,425	133,108
Consolidated Edison, Inc. (Multi-Utilities)	625	53,094
Constellation Brands, Inc.—Class A (Beverages)	350	80,000
Corning, Inc. (Electronic Equipment, Instruments & Components)	1,775	56,782
Costco Wholesale Corp. (Food & Staples Retailing)	900	167,508
Coty, Inc. (Personal Products)	950	18,896
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	825	91,582
CSRA, Inc. (IT Services)	325	9,724
CSX Corp. (Road & Rail)	1,825	100,393
Cummins, Inc. (Machinery)	325	57,408
CVS Health Corp. (Food & Staples Retailing)	2,075	150,438
D.R. Horton, Inc. (Household Durables)	700	35,748
Danaher Corp. (Health Care Equipment & Supplies)	1,250	116,025
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	250	24,005
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	300	21,675
Deere & Co. (Machinery)	650	101,732
Delta Air Lines, Inc. (Airlines)	1,325	74,200
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	475	31,269
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	1,075	44,505
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	425	48,408
Discover Financial Services (Consumer Finance)	750	57,690
Discovery Communications, Inc.*— Class A (Media)	325	7,274
Discovery Communications, Inc.*— Class C (Media)	425	8,997
Dish Network Corp.*—Class A (Media)	475	22,681
Dollar General Corp. (Multiline Retail)	525	48,830
Dollar Tree, Inc.* (Multiline Retail)	475	50,972
Dominion Resources, Inc. (Multi-Utilities)	1,300	105,377
Dover Corp. (Machinery)	325	32,822
Dowdupont, Inc. (Chemicals)	4,775	340,075
Dr. Pepper Snapple Group, Inc. (Beverages)	375	36,398
DTE Energy Co. (Multi-Utilities)	375	41,048
Duke Energy Corp. (Electric Utilities)	1,425	119,856
Duke Realty Corp. (Equity Real Estate Investment Trusts)	725	19,727
DXC Technology Co. (IT Services)	575	54,568
E*TRADE Financial Corp.* (Capital Markets)	550	27,264
Eastman Chemical Co. (Chemicals)	300	27,792
Eaton Corp. PLC (Electrical Equipment)	900	71,109
eBay, Inc.* (Internet Software & Services)	1,975	74,537
Ecolab, Inc. (Chemicals)	525	70,445
Edison International (Electric Utilities)	675	42,687
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	425	47,902
Electronic Arts, Inc.* (Software)	625	65,663
Eli Lilly & Co. (Pharmaceuticals)	1,975	166,809
Emerson Electric Co. (Electrical Equipment)	1,300	90,597
Entergy Corp. (Electric Utilities)	375	30,521
Envision Healthcare Corp.* (Health Care Providers & Services)	250	8,640
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	1,175	126,794
EQT Corp. (Oil, Gas & Consumable Fuels)	500	28,460
Equifax, Inc. (Professional Services)	250	29,480
Equinix, Inc. (Equity Real Estate Investment Trusts)	150	67,983
Equity Residential (Equity Real Estate Investment Trusts)	750	47,828
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	125	30,171
Everest Re Group, Ltd. (Insurance)	75	16,595
Eversource Energy (Electric Utilities)	650	41,067
Exelon Corp. (Electric Utilities)	1,950	76,849
Expedia, Inc. (Internet & Direct Marketing Retail)	250	29,943
Expeditors International of Washington, Inc. (Air Freight & Logistics)	350	22,642
Express Scripts Holding Co.* (Health Care Providers & Services)	1,150	85,836

See accompanying notes to financial statements.

38 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	250	$21,863
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	8,625	721,394
F5 Networks, Inc.* (Communications Equipment)	125	16,403
Facebook, Inc.*—Class A (Internet Software & Services)	4,850	855,831
Fastenal Co. (Trading Companies & Distributors)	575	31,447
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	150	19,922
FedEx Corp. (Air Freight & Logistics)	500	124,770
Fidelity National Information Services, Inc. (IT Services)	675	63,511
Fifth Third Bancorp (Banks)	1,425	43,235
First Horizon National Corp. (Banks)	1	11
FirstEnergy Corp. (Electric Utilities)	900	27,558
Fiserv, Inc.* (IT Services)	425	55,730
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	275	12,821
Flowserve Corp. (Machinery)	275	11,586
Fluor Corp. (Construction & Engineering)	275	14,204
FMC Corp. (Chemicals)	275	26,032
Foot Locker, Inc. (Specialty Retail)	250	11,720
Ford Motor Co. (Automobiles)	7,950	99,296
Fortive Corp. (Machinery)	625	45,219
Fortune Brands Home & Security, Inc. (Building Products)	325	22,243
Franklin Resources, Inc. (Capital Markets)	675	29,248
Freeport-McMoRan, Inc.* (Metals & Mining)	2,750	52,140
Garmin, Ltd. (Household Durables)	225	13,403
Gartner, Inc.* (IT Services)	175	21,551
General Dynamics Corp. (Aerospace & Defense)	575	116,983
General Electric Co. (Industrial Conglomerates)	17,650	307,992
General Mills, Inc. (Food Products)	1,150	68,184
General Motors Co. (Automobiles)	2,600	106,574
Genuine Parts Co. (Distributors)	300	28,503
GGP, Inc. (Equity Real Estate Investment Trusts)	1,275	29,822
Gilead Sciences, Inc. (Biotechnology)	2,650	189,846
Global Payments, Inc. (IT Services)	325	32,578
H & R Block, Inc. (Diversified Consumer Services)	425	11,144
Halliburton Co. (Energy Equipment & Services)	1,775	86,744
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	750	15,683
Harley-Davidson, Inc. (Automobiles)	350	17,808
Harris Corp. (Communications Equipment)	250	35,412
Hartford Financial Services Group, Inc. (Insurance)	725	40,803
Hasbro, Inc. (Leisure Products)	225	20,450
HCA Holdings, Inc.* (Health Care Providers & Services)	575	50,508
HCP, Inc. (Equity Real Estate Investment Trusts)	950	24,776
Helmerich & Payne, Inc. (Energy Equipment & Services)	225	14,544
Henry Schein, Inc.* (Health Care Providers & Services)	325	22,711
Hess Corp. (Oil, Gas & Consumable Fuels)	550	26,109
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	3,250	46,670
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	400	31,944
Hologic, Inc.* (Health Care Equipment & Supplies)	550	23,513
Honeywell International, Inc. (Industrial Conglomerates)	1,550	237,708
Hormel Foods Corp. (Food Products)	550	20,015
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,500	29,775
HP, Inc. (Technology Hardware, Storage & Peripherals)	3,400	71,434
Humana, Inc. (Health Care Providers & Services)	300	74,421
Huntington Bancshares, Inc. (Banks)	2,200	32,032
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	175	27,367
IHS Markit, Ltd.* (Professional Services)	750	33,863
Illinois Tool Works, Inc. (Machinery)	625	104,280
Illumina, Inc.* (Life Sciences Tools & Services)	300	65,547
Incyte Corp.* (Biotechnology)	350	33,149
Ingersoll-Rand PLC (Machinery)	500	44,595
Intel Corp. (Semiconductors & Semiconductor Equipment)	9,525	439,673
Intercontinental Exchange, Inc. (Capital Markets)	1,200	84,672
International Business Machines Corp. (IT Services)	1,750	268,485
International Flavors & Fragrances, Inc. (Chemicals)	150	22,892
International Paper Co. (Containers & Packaging)	850	49,249
Intuit, Inc. (Software)	500	78,890
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	225	82,112
Invesco, Ltd. (Capital Markets)	825	30,146
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	300	29,370
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	550	20,752
J.B. Hunt Transport Services, Inc. (Road & Rail)	175	20,122
Jacobs Engineering Group, Inc. (Construction & Engineering)	250	16,490
Johnson & Johnson (Pharmaceuticals)	5,475	764,966
Johnson Controls International PLC (Building Products)	1,875	71,456
JPMorgan Chase & Co. (Banks)	7,075	756,600
Juniper Networks, Inc. (Communications Equipment)	775	22,088
Kansas City Southern Industries, Inc. (Road & Rail)	200	21,044
Kellogg Co. (Food Products)	500	33,990
KeyCorp (Banks)	2,200	44,374
Kimberly-Clark Corp. (Household Products)	725	87,479
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	875	15,881
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,900	70,473
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	325	34,148
Kohl’s Corp. (Multiline Retail)	350	18,981
L Brands, Inc. (Specialty Retail)	500	30,110
L3 Technologies, Inc. (Aerospace & Defense)	150	29,678

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 39

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	200	$31,902
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	325	59,823
Leggett & Platt, Inc. (Household Durables)	275	13,126
Lennar Corp.—Class A (Household Durables)	425	26,877
Leucadia National Corp. (Diversified Financial Services)	650	17,219
Lincoln National Corp. (Insurance)	450	34,592
LKQ Corp.* (Distributors)	625	25,419
Lockheed Martin Corp. (Aerospace & Defense)	500	160,524
Loews Corp. (Insurance)	550	27,517
Lowe’s Cos., Inc. (Specialty Retail)	1,700	157,997
LyondellBasell Industries N.V.—Class A (Chemicals)	650	71,708
M&T Bank Corp. (Banks)	300	51,297
Macy’s, Inc. (Multiline Retail)	625	15,744
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	1,725	29,204
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,000	65,980
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	626	84,946
Marsh & McLennan Cos., Inc. (Insurance)	1,050	85,459
Martin Marietta Materials, Inc. (Construction Materials)	125	27,630
Masco Corp. (Building Products)	650	28,561
MasterCard, Inc.—Class A (IT Services)	1,900	287,584
Mattel, Inc. (Leisure Products)	700	10,766
McCormick & Co., Inc. (Food Products)	250	25,478
McDonald’s Corp. (Hotels, Restaurants & Leisure)	1,625	279,694
McKesson Corp. (Health Care Providers & Services)	425	66,279
Medtronic PLC (Health Care Equipment & Supplies)	2,750	222,062
Merck & Co., Inc. (Pharmaceuticals)	5,575	313,705
MetLife, Inc. (Insurance)	2,150	108,703
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	50	30,976
MGM Resorts International (Hotels, Restaurants & Leisure)	1,025	34,225
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	300	18,885
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	475	41,743
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	2,350	96,632
Microsoft Corp. (Software)	15,700	1,342,977
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	225	22,626
Mohawk Industries, Inc.* (Household Durables)	125	34,488
Molson Coors Brewing Co.—Class B (Beverages)	375	30,776
Mondelez International, Inc.—Class A (Food Products)	3,050	130,539
Monsanto Co. (Chemicals)	900	105,101
Monster Beverage Corp.* (Beverages)	850	53,797
Moody’s Corp. (Capital Markets)	350	51,664
Morgan Stanley (Capital Markets)	2,825	148,227
Motorola Solutions, Inc. (Communications Equipment)	325	29,361
Mylan N.V.* (Pharmaceuticals)	1,100	46,541
National Oilwell Varco, Inc. (Energy Equipment & Services)	775	27,916
Navient Corp. (Consumer Finance)	525	6,993
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	550	30,426
Netflix, Inc.* (Internet & Direct Marketing Retail)	875	167,965
Newell Rubbermaid, Inc. (Household Durables)	1,000	30,900
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	400	12,612
Newmont Mining Corp. (Metals & Mining)	1,075	40,334
News Corp.—Class A (Media)	775	12,563
News Corp.—Class B (Media)	250	4,150
NextEra Energy, Inc. (Electric Utilities)	950	148,380
Nielsen Holdings PLC (Professional Services)	675	24,570
Nike, Inc.—Class B (Textiles, Apparel & Luxury Goods)	2,675	167,321
NiSource, Inc. (Multi-Utilities)	675	17,327
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	1,000	29,140
Nordstrom, Inc. (Multiline Retail)	225	10,661
Norfolk Southern Corp. (Road & Rail)	575	83,318
Northern Trust Corp. (Capital Markets)	425	42,453
Northrop Grumman Corp. (Aerospace & Defense)	350	107,419
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	375	19,969
NRG Energy, Inc. (Independent Power & Renewable Electricity Producers)	625	17,800
Nucor Corp. (Metals & Mining)	650	41,327
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,225	237,037
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,550	114,173
Omnicom Group, Inc. (Media)	475	34,594
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	775	41,424
Oracle Corp. (Software)	6,200	293,135
O’Reilly Automotive, Inc.* (Specialty Retail)	175	42,095
PACCAR, Inc. (Machinery)	725	51,533
Packaging Corp. of America (Containers & Packaging)	200	24,110
Parker-Hannifin Corp. (Machinery)	275	54,885
Patterson Cos., Inc. (Health Care Providers & Services)	175	6,323
Paychex, Inc. (IT Services)	650	44,252
PayPal Holdings, Inc.* (IT Services)	2,300	169,326
Pentair PLC (Machinery)	325	22,952
People’s United Financial, Inc. (Banks)	700	13,090
PepsiCo, Inc. (Beverages)	2,900	347,767
PerkinElmer, Inc. (Life Sciences Tools & Services)	225	16,452
Perrigo Co. PLC (Pharmaceuticals)	275	23,969
Pfizer, Inc. (Pharmaceuticals)	12,125	439,167
PG&E Corp. (Electric Utilities)	1,050	47,072
Philip Morris International, Inc. (Tobacco)	3,150	332,797
Phillips 66 (Oil, Gas & Consumable Fuels)	875	88,506
Pinnacle West Capital Corp. (Electric Utilities)	225	19,166
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	350	60,498
PNC Financial Services Group, Inc. (Banks)	975	140,683
PPG Industries, Inc. (Chemicals)	525	61,331
PPL Corp. (Electric Utilities)	1,400	43,330
Praxair, Inc. (Chemicals)	575	88,940
Principal Financial Group, Inc. (Insurance)	550	38,808

See accompanying notes to financial statements.

40 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Prologis, Inc. (Equity Real Estate Investment Trusts)	1,075	$69,348
Prudential Financial, Inc. (Insurance)	875	100,607
Public Service Enterprise Group, Inc. (Multi-Utilities)	1,025	52,788
Public Storage (Equity Real Estate Investment Trusts)	300	62,700
PulteGroup, Inc. (Household Durables)	550	18,288
PVH Corp. (Textiles, Apparel & Luxury Goods)	150	20,582
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	250	16,650
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	3,000	192,060
Quanta Services, Inc.* (Construction & Engineering)	325	12,711
Quest Diagnostics, Inc. (Health Care Providers & Services)	275	27,085
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	125	12,961
Range Resources Corp. (Oil, Gas & Consumable Fuels)	450	7,677
Raymond James Financial, Inc. (Capital Markets)	250	22,325
Raytheon Co. (Aerospace & Defense)	600	112,710
Realty Income Corp. (Equity Real Estate Investment Trusts)	575	32,787
Red Hat, Inc.* (Software)	350	42,035
Regency Centers Corp. (Equity Real Estate Investment Trusts)	300	20,754
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	150	56,394
Regions Financial Corp. (Banks)	2,350	40,608
Republic Services, Inc.—Class A (Commercial Services & Supplies)	475	32,115
ResMed, Inc. (Health Care Equipment & Supplies)	300	25,407
Robert Half International, Inc. (Professional Services)	250	13,885
Rockwell Automation, Inc. (Electrical Equipment)	250	49,088
Rockwell Collins, Inc. (Aerospace & Defense)	325	44,077
Roper Technologies, Inc. (Industrial Conglomerates)	200	51,800
Ross Stores, Inc. (Specialty Retail)	775	62,193
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	350	41,748
S&P Global, Inc. (Capital Markets)	525	88,935
Salesforce.com, Inc.* (Software)	1,400	143,122
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	250	40,840
SCANA Corp. (Multi-Utilities)	300	11,934
Schlumberger, Ltd. (Energy Equipment & Services)	2,825	190,377
Scripps Networks Interactive, Inc.— Class A (Media)	200	17,076
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	600	25,104
Sealed Air Corp. (Containers & Packaging)	375	18,488
Sempra Energy (Multi-Utilities)	500	53,459
Signet Jewelers, Ltd. (Specialty Retail)	125	7,069
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	625	107,337
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	375	35,606
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	200	20,186
Snap-on, Inc. (Machinery)	125	21,788
Southwest Airlines Co. (Airlines)	1,100	71,995
Stanley Black & Decker, Inc. (Machinery)	300	50,907
Starbucks Corp. (Hotels, Restaurants & Leisure)	2,900	166,547
State Street Corp. (Capital Markets)	750	73,208
Stericycle, Inc.* (Commercial Services & Supplies)	175	11,898
Stryker Corp. (Health Care Equipment & Supplies)	650	100,646
SunTrust Banks, Inc. (Banks)	975	62,975
Symantec Corp. (Software)	1,250	35,075
Synchrony Financial (Consumer Finance)	1,500	57,915
Synopsys, Inc.* (Software)	300	25,572
Sysco Corp. (Food & Staples Retailing)	975	59,212
T. Rowe Price Group, Inc. (Capital Markets)	500	52,465
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	575	25,432
Target Corp. (Multiline Retail)	1,100	71,774
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	725	68,904
TechnipFMC PLC (Energy Equipment & Services)	900	28,179
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	2,000	208,880
Textron, Inc. (Aerospace & Defense)	525	29,710
The AES Corp. (Independent Power & Renewable Electricity Producers)	1,350	14,621
The Allstate Corp. (Insurance)	725	75,915
The Bank of New York Mellon Corp. (Capital Markets)	2,075	111,760
The Boeing Co. (Aerospace & Defense)	1,150	339,146
The Charles Schwab Corp. (Capital Markets)	2,425	124,572
The Clorox Co. (Household Products)	275	40,904
The Coca-Cola Co. (Beverages)	7,800	357,863
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	100	21,788
The Estee Lauder Cos., Inc.—Class A (Personal Products)	450	57,258
The Gap, Inc. (Specialty Retail)	450	15,327
The Goldman Sachs Group, Inc. (Capital Markets)	725	184,700
The Goodyear Tire & Rubber Co. (Auto Components)	500	16,155
The Hershey Co. (Food Products)	275	31,215
The Home Depot, Inc. (Specialty Retail)	2,375	450,133
The Interpublic Group of Cos., Inc. (Media)	800	16,128
The JM Smucker Co.—Class A (Food Products)	225	27,954
The Kraft Heinz Co. (Food Products)	1,225	95,256
The Kroger Co. (Food & Staples Retailing)	1,800	49,410
The Macerich Co. (Equity Real Estate Investment Trusts)	225	14,778
The Mosaic Co. (Chemicals)	725	18,604
The NASDAQ OMX Group, Inc. (Capital Markets)	225	17,287
The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	100	173,773
The Procter & Gamble Co. (Household Products)	5,200	477,775
The Progressive Corp. (Insurance)	1,175	66,176
The Sherwin-Williams Co. (Chemicals)	175	71,757
The Southern Co. (Electric Utilities)	2,050	98,584

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 41

Common Stocks, continued

	Shares	Value
The TJX Cos., Inc. (Specialty Retail)	1,300	$99,397
The Travelers Cos., Inc. (Insurance)	550	74,602
The Walt Disney Co. (Media)	3,075	330,593
The Western Union Co. (IT Services)	925	17,584
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,675	51,071
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	825	156,650
Tiffany & Co. (Specialty Retail)	200	20,790
Time Warner, Inc. (Media)	1,575	144,065
Torchmark Corp. (Insurance)	225	20,410
Total System Services, Inc. (IT Services)	350	27,682
Tractor Supply Co. (Specialty Retail)	250	18,688
TransDigm Group, Inc. (Aerospace & Defense)	100	27,462
TripAdvisor, Inc.* (Internet & Direct Marketing Retail)	225	7,754
Twenty-First Century Fox, Inc.—Class A (Media)	2,150	74,240
Twenty-First Century Fox, Inc.—Class B (Media)	900	30,708
Tyson Foods, Inc.—Class A (Food Products)	600	48,642
U.S. Bancorp (Banks)	3,200	171,456
UDR, Inc. (Equity Real Estate Investment Trusts)	550	21,186
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	125	27,958
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	375	5,411
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	375	4,995
Union Pacific Corp. (Road & Rail)	1,600	214,559
United Continental Holdings, Inc.* (Airlines)	525	35,385
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	1,400	166,809
United Rentals, Inc.* (Trading Companies & Distributors)	175	30,084
United Technologies Corp. (Aerospace & Defense)	1,500	191,354
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,975	435,408
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	175	19,836
Unum Group (Insurance)	450	24,701
V.F. Corp. (Textiles, Apparel & Luxury Goods)	675	49,950
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	900	82,719
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	175	19,451
Ventas, Inc. (Equity Real Estate Investment Trusts)	725	43,507
VeriSign, Inc.* (Internet Software & Services)	175	20,027
Verisk Analytics, Inc.*—Class A (Professional Services)	325	31,200
Verizon Communications, Inc. (Diversified Telecommunication Services)	8,300	439,319
Vertex Pharmaceuticals, Inc.* (Biotechnology)	525	78,677
Viacom, Inc.—Class B (Media)	725	22,337
Visa, Inc.—Class A (IT Services)	3,700	421,873
Vornado Realty Trust (Equity Real Estate Investment Trusts)	350	27,363
Vulcan Materials Co. (Construction Materials)	275	35,302
W.W. Grainger, Inc. (Trading Companies & Distributors)	100	23,625
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	1,775	128,901
Wal-Mart Stores, Inc. (Food & Staples Retailing)	2,975	293,780
Waste Management, Inc. (Commercial Services & Supplies)	825	71,198
Waters Corp.* (Life Sciences Tools & Services)	150	28,979
WEC Energy Group, Inc. (Multi-Utilities)	650	43,180
Wells Fargo & Co. (Banks)	9,025	547,547
Welltower, Inc. (Equity Real Estate Investment Trusts)	750	47,828
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	600	47,718
WestRock Co. (Containers & Packaging)	525	33,185
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	1,525	53,772
Whirlpool Corp. (Household Durables)	150	25,296
Willis Towers Watson PLC (Insurance)	275	41,440
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	200	23,174
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	175	29,503
Xcel Energy, Inc. (Electric Utilities)	1,025	49,313
Xerox Corp. (Technology Hardware, Storage & Peripherals)	425	12,389
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	500	33,710
XL Group, Ltd. (Insurance)	525	18,459
Xylem, Inc. (Machinery)	375	25,575
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	675	55,087
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	400	48,268
Zions Bancorp (Banks)	400	20,332
Zoetis, Inc. (Pharmaceuticals)	1,000	72,040
TOTAL COMMON STOCKS (Cost $12,874,314)		46,443,815

Repurchase Agreements(a)(b) (48.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $44,820,306	$44,814,000	$44,814,000
TOTAL REPURCHASE AGREEMENTS (Cost $44,814,000)		44,814,000
TOTAL INVESTMENT SECURITIES (Cost $57,688,314)—98.6%		91,257,815
Net other assets (liabilities)—1.4%		1,283,059
NET ASSETS—100.0%		$92,540,874

*                 Non-income producing security.

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $4,465,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

42 :: ProFund VP Bull :: Financial Statements

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	109	3/19/18	$14,344,071	$14,592,375	$248,304

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
S&P 500	Goldman Sachs International	1/29/18	2.03%	$5,247,799	$5,230,173	$(16,899)
S&P 500	UBS AG	1/29/18	1.88%	25,989,953	25,903,739	(82,589)
				$31,237,752	$31,133,912	$(99,488)

(1)         Agreements may be terminated at will by either party without penalty.

(2)         Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP Bull invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$1,182,226	1.2%
Air Freight & Logistics	338,721	0.4%
Airlines	245,484	0.3%
Auto Components	83,248	0.1%
Automobiles	223,678	0.2%
Banks	3,059,129	3.3%
Beverages	934,069	1.0%
Biotechnology	1,285,059	1.4%
Building Products	156,556	0.2%
Capital Markets	1,424,118	1.5%
Chemicals	1,027,494	1.1%
Commercial Services & Supplies	142,481	0.2%
Communications Equipment	489,136	0.5%
Construction & Engineering	43,405	NM
Construction Materials	62,932	0.1%
Consumer Finance	366,171	0.4%
Containers & Packaging	172,574	0.2%
Distributors	53,922	0.1%
Diversified Consumer Services	11,144	NM
Diversified Financial Services	795,232	0.9%
Diversified Telecommunication Services	958,262	1.0%
Electric Utilities	838,193	1.0%
Electrical Equipment	258,417	0.3%
Electronic Equipment, Instruments & Components	193,382	0.2%
Energy Equipment & Services	375,445	0.4%
Equity Real Estate Investment Trusts	1,309,984	1.4%
Food & Staples Retailing	849,249	0.9%
Food Products	577,687	0.6%
Health Care Equipment & Supplies	1,255,386	1.4%
Health Care Providers & Services	1,297,037	1.4%
Health Care Technology	43,804	NM
Hotels, Restaurants & Leisure	860,049	0.9%
Household Durables	198,126	0.2%
Household Products	767,053	0.8%
Independent Power & Renewable Electricity Producers	32,421	NM
Industrial Conglomerates	885,828	0.9%
Insurance	1,227,600	1.3%
Internet & Direct Marketing Retail	1,344,247	1.6%
Internet Software & Services	2,259,199	2.5%
IT Services	1,881,854	2.0%
Leisure Products	31,216	NM
Life Sciences Tools & Services	371,505	0.4%
Machinery	814,377	0.9%
Media	1,284,515	1.4%
Metals & Mining	133,801	0.1%
Multiline Retail	216,962	0.2%
Multi-Utilities	459,715	0.5%
Oil, Gas & Consumable Fuels	2,450,290	2.7%
Personal Products	76,154	0.1%
Pharmaceuticals	2,141,370	2.3%
Professional Services	132,998	0.1%
Real Estate Management & Development	27,069	NM
Road & Rail	439,436	0.5%
Semiconductors & Semiconductor Equipment	1,803,083	1.9%
Software	2,444,936	2.7%
Specialty Retail	1,053,996	1.1%
Technology Hardware, Storage & Peripherals	2,002,194	2.3%
Textiles, Apparel & Luxury Goods	321,220	0.3%
Tobacco	609,511	0.7%
Trading Companies & Distributors	85,156	0.1%
Water Utilities	34,309	NM
Other**	46,097,059	49.8%
Total	$92,540,874	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 43

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$57,688,314
Securities, at value	46,443,815
Repurchase agreements, at value	44,814,000
Total Investment Securities, at value	91,257,815
Cash	2,614
Segregated cash balances for futures contracts with brokers	539,550
Dividends and interest receivable	51,831
Receivable for capital shares issued	1,221,312
Receivable for investments sold	49,917
Prepaid expenses	4,494
TOTAL ASSETS	93,127,533
LIABILITIES:
Payable for investments purchased	16,477
Payable for capital shares redeemed	153,724
Unrealized loss on swap agreements	99,488
Variation margin on futures contracts	44,690
Advisory fees payable	69,605
Management services fees payable	9,281
Administration fees payable	2,495
Administrative services fees payable	38,874
Distribution fees payable	41,411
Trustee fees payable	29
Transfer agency fees payable	3,841
Fund accounting fees payable	2,964
Compliance services fees payable	362
Other accrued expenses	103,418
TOTAL LIABILITIES	586,659
NET ASSETS	$92,540,874
NET ASSETS CONSIST OF:
Capital	$56,713,658
Accumulated net investment income (loss)	18,629
Accumulated net realized gains (losses) on investments	2,090,270
Net unrealized appreciation (depreciation) on investments	33,718,317
NET ASSETS	$92,540,874
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,827,148
Net Asset Value (offering and redemption price per share)	$50.65

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$842,927
Interest	313,756
TOTAL INVESTMENT INCOME	1,156,683
EXPENSES:
Advisory fees	617,863
Management services fees	82,381
Administration fees	30,564
Transfer agency fees	44,071
Administrative services fees	211,658
Distribution fees	205,954
Custody fees	12,275
Fund accounting fees	37,979
Trustee fees	2,212
Compliance services fees	562
Other fees	119,495
Recoupment of prior expenses reduced by the Advisor	19,000
TOTAL NET EXPENSES	1,384,014
NET INVESTMENT INCOME (LOSS)	(227,331)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	956,648
Net realized gains (losses) on futures contracts	3,554,229
Net realized gains (losses) on swap agreements	3,061,820
Change in net unrealized appreciation/depreciation on investment securities	6,632,384
Change in net unrealized appreciation/depreciation on futures contracts	197,503
Change in net unrealized appreciation/depreciation on swap agreements	131,026
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	14,533,610
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,306,279

See accompanying notes to financial statements.

44 :: ProFund VP Bull :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(227,331)	$(327,185)
Net realized gains (losses) on investments	7,572,697	2,740,183
Change in net unrealized appreciation/depreciation on investments	6,960,913	2,456,959
Change in net assets resulting from operations	14,306,279	4,869,957
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(2,229,776)	(1,524,167)
Change in net assets resulting from distributions	(2,229,776)	(1,524,167)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	284,787,468	334,609,036
Distributions reinvested	2,229,776	1,524,167
Value of shares redeemed	(284,467,841)	(365,718,197)
Change in net assets resulting from capital transactions	2,549,403	(29,584,994)
Change in net assets	14,625,906	(26,239,204)
NET ASSETS:
Beginning of period	77,914,968	104,154,172
End of period	$92,540,874	$77,914,968
Accumulated net investment income (loss)	$18,629	$10,423
SHARE TRANSACTIONS:
Issued	6,022,053	8,191,145
Reinvested	46,444	35,846
Redeemed	(6,030,481)	(9,005,187)
Change in shares	38,016	(778,196)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bull :: 45

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$43.55	$40.57	$41.22	$37.88	$29.52

Investment Activities:
Net investment income (loss)(a)	(0.13)	(0.19)	(0.17)	(0.19)	(0.25)
Net realized and unrealized gains (losses) on investments	8.48	4.09	(0.01)	4.46	8.98
Total income (loss) from investment activities	8.35	3.90	(0.18)	4.27	8.73

Distributions to Shareholders From:
Net realized gains on investments	(1.25)	(0.92)	(0.47)	(0.93)	(0.37)

Net Asset Value, End of Period	$50.65	$43.55	$40.57	$41.22	$37.88

Total Return	19.34%	9.66%	(0.46)%	11.47%	29.76%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.71%	1.73%	1.70%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.28)%	(0.45)%	(0.42)%	(0.50)%	(0.74)%

Supplemental Data:
Net assets, end of period (000’s)	$92,541	$77,915	$104,154	$159,657	$105,750
Portfolio turnover rate(b)	3%	4%	32%	131%	43%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

46 :: ProFund VP Consumer Goods :: Management Discussion of Fund Performance

ProFund VP Consumer Goods seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Goods Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 15.05%. For the same period, the Index had a return of 17.03%(1) and a volatility of 6.96%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer goods sector of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories, and footwear.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Goods from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Goods	15.05%	11.93%	8.10%
Dow Jones U.S. Consumer Goods Index	17.03%	13.85%	9.95%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Goods	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
The Procter & Gamble Co.	10.1%
The Coca-Cola Co.	7.6%
PepsiCo, Inc.	7.3%
Philip Morris International, Inc.	7.0%
Altria Group, Inc.	5.9%

Dow Jones U.S. Consumer Goods Index — Composition

% of Index
Food, Beverage & Tobacco	49%
Household & Personal Products	19%
Consumer Durables & Apparel	14%
Automobiles & Components	11%
Software & Services	4%
Capital Goods	2%
Retailing	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Goods :: 47

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.7%)

	Shares	Value
Activision Blizzard, Inc. (Software)	6,113	$387,076
Adient PLC (Auto Components)	753	59,261
Altria Group, Inc. (Tobacco)	15,428	1,101,713
Aptiv PLC* (Auto Components)	2,149	182,301
Archer-Daniels-Midland Co. (Food Products)	4,522	181,242
Autoliv, Inc. (Auto Components)	703	89,337
Avon Products, Inc.* (Personal Products)	3,557	7,648
B&G Foods, Inc.—Class A (Food Products)	538	18,911
BorgWarner, Inc. (Auto Components)	1,602	81,846
Brown-Forman Corp.—Class A (Beverages)	492	33,082
Brown-Forman Corp.—Class B (Beverages)	1,583	108,705
Brunswick Corp. (Leisure Products)	709	39,151
Bunge, Ltd. (Food Products)	1,137	76,270
CalAtlantic Group, Inc. (Household Durables)	616	34,736
Campbell Soup Co. (Food Products)	1,555	74,811
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	383	44,999
Church & Dwight Co., Inc. (Household Products)	2,021	101,394
Colgate-Palmolive Co. (Household Products)	7,100	535,695
ConAgra Foods, Inc. (Food Products)	3,303	124,424
Constellation Brands, Inc.—Class A (Beverages)	1,393	318,398
Cooper Tire & Rubber Co. (Auto Components)	415	14,670
Coty, Inc. (Personal Products)	3,818	75,940
D.R. Horton, Inc. (Household Durables)	2,759	140,902
Dana Holding Corp. (Auto Components)	1,171	37,484
Darling Ingredients, Inc.* (Food Products)	1,332	24,149
Dean Foods Co. (Food Products)	736	8,508
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	258	20,705
Delphi Technologies PLC* (Auto Components)	719	37,726
Dr. Pepper Snapple Group, Inc. (Beverages)	1,460	141,708
Edgewell Personal Care Co.* (Personal Products)	453	26,904
Electronic Arts, Inc.* (Software)	2,490	261,599
Energizer Holdings, Inc. (Household Products)	491	23,558
Flowers Foods, Inc. (Food Products)	1,491	28,791
Ford Motor Co. (Automobiles)	31,544	393,985
General Mills, Inc. (Food Products)	4,595	272,438
General Motors Co. (Automobiles)	10,336	423,672
Gentex Corp. (Auto Components)	2,295	48,080
Genuine Parts Co. (Distributors)	1,185	112,587
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	2,948	61,643
Harley-Davidson, Inc. (Automobiles)	1,361	69,248
Hasbro, Inc. (Leisure Products)	916	83,256
Helen of Troy, Ltd.* (Household Durables)	220	21,197
Herbalife, Ltd.* (Personal Products)	501	33,928
Herman Miller, Inc. (Commercial Services & Supplies)	483	19,344
HNI Corp. (Commercial Services & Supplies)	351	13,538
Hormel Foods Corp. (Food Products)	2,176	79,185
Ingredion, Inc. (Food Products)	581	81,224
Kellogg Co. (Food Products)	2,011	136,708
Kimberly-Clark Corp. (Household Products)	2,844	343,157
Lamb Weston Holding, Inc. (Food Products)	1,182	66,724
Lancaster Colony Corp. (Food Products)	158	20,415
Lear Corp. (Auto Components)	546	96,456
Leggett & Platt, Inc. (Household Durables)	1,066	50,880
Lennar Corp.—B Shares (Household Durables)	113	5,840
Lennar Corp.—Class A (Household Durables)	1,653	104,536
Leucadia National Corp. (Diversified Financial Services)	2,535	67,152
LKQ Corp.* (Distributors)	2,499	101,634
lululemon athletica, Inc.* (Textiles, Apparel & Luxury Goods)	772	60,671
Mattel, Inc. (Leisure Products)	2,779	42,741
McCormick & Co., Inc. (Food Products)	968	98,649
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	1,230	77,429
Mohawk Industries, Inc.* (Household Durables)	511	140,984
Molson Coors Brewing Co.—Class B (Beverages)	1,494	122,613
Mondelez International, Inc.—Class A (Food Products)	12,082	517,109
Monster Beverage Corp.* (Beverages)	3,329	210,692
Newell Rubbermaid, Inc. (Household Durables)	3,963	122,457
Nike, Inc.—Class B (Textiles, Apparel & Luxury Goods)	10,624	664,530
Nu Skin Enterprises, Inc.—Class A (Personal Products)	400	27,292
NVR, Inc.* (Household Durables)	28	98,230
PepsiCo, Inc. (Beverages)	11,498	1,378,839
Philip Morris International, Inc. (Tobacco)	12,558	1,326,753
Pinnacle Foods, Inc. (Food Products)	961	57,151
Polaris Industries, Inc. (Leisure Products)	470	58,275
Pool Corp. (Distributors)	325	42,136
Post Holdings, Inc.* (Food Products)	535	42,388
PulteGroup, Inc. (Household Durables)	2,187	72,718
PVH Corp. (Textiles, Apparel & Luxury Goods)	626	85,893
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	448	46,453
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,083	40,981
Snap-on, Inc. (Machinery)	461	80,352
Snyder’s-Lance, Inc. (Food Products)	693	34,705
Spectrum Brands Holdings, Inc. (Household Products)	191	21,468
Stanley Black & Decker, Inc. (Machinery)	1,240	210,417
Steven Madden, Ltd.* (Textiles, Apparel & Luxury Goods)	430	20,081
Take-Two Interactive Software, Inc.* (Software)	922	101,217
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	2,299	101,685
Tempur Sealy International, Inc.* (Household Durables)	372	23,321
Tenneco, Inc. (Auto Components)	417	24,411
Tesla Motors, Inc.* (Automobiles)	1,074	334,390
The Clorox Co. (Household Products)	1,043	155,136
The Coca-Cola Co. (Beverages)	31,004	1,422,463
The Estee Lauder Cos., Inc.—Class A (Personal Products)	1,810	230,303
The Goodyear Tire & Rubber Co. (Auto Components)	1,992	64,362
The Hain Celestial Group, Inc.* (Food Products)	839	35,565
The Hershey Co. (Food Products)	1,141	129,515
The JM Smucker Co.—Class A (Food Products)	918	114,052
The Kraft Heinz Co. (Food Products)	4,827	375,348
The Middleby Corp.* (Machinery)	452	60,997
The Procter & Gamble Co. (Household Products)	20,602	1,892,912
Thor Industries, Inc. (Automobiles)	396	59,685
Toll Brothers, Inc. (Household Durables)	1,190	57,144
TreeHouse Foods, Inc.* (Food Products)	463	22,900
Tupperware Brands Corp. (Household Durables)	411	25,770
Tyson Foods, Inc.—Class A (Food Products)	2,406	195,054

See accompanying notes to financial statements.

48 :: ProFund VP Consumer Goods :: Financial Statements

Common Stocks, continued

	Shares	Value
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,497	$21,602
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	1,490	19,847
US Foods Holding Corp.* (Food & Staples Retailing)	1,162	37,103
V.F. Corp. (Textiles, Apparel & Luxury Goods)	2,652	196,247
Visteon Corp.* (Auto Components)	251	31,410
WABCO Holdings, Inc.* (Machinery)	408	58,548
Whirlpool Corp. (Household Durables)	581	97,980
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	774	24,675
TOTAL COMMON STOCKS (Cost $8,379,915)		18,766,120

Repurchase Agreements(a) (0.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $55,008	$55,000	$55,000
TOTAL REPURCHASE AGREEMENTS (Cost $55,000)		55,000
TOTAL INVESTMENT SECURITIES (Cost $8,434,915)—100.0%		18,821,120
Net other assets (liabilities)—NM		5,557
NET ASSETS—100.0%		$18,826,677

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

NM         Not meaningful, amount is less than 0.05%.

ProFund VP Consumer Goods invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Auto Components	$767,344	4.1%
Automobiles	1,280,980	6.8%
Beverages	3,736,500	19.8%
Commercial Services & Supplies	32,882	0.2%
Distributors	256,357	1.4%
Diversified Financial Services	67,152	0.4%
Food & Staples Retailing	37,103	0.2%
Food Products	2,816,236	15.0%
Household Durables	996,695	5.3%
Household Products	3,073,320	16.3%
Leisure Products	223,423	1.2%
Machinery	410,314	2.2%
Personal Products	402,015	2.1%
Software	749,892	4.0%
Textiles, Apparel & Luxury Goods	1,487,441	7.8%
Tobacco	2,428,466	12.9%
Other**	60,557	0.3%
Total	$18,826,677	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Goods :: 49

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$8,434,915
Securities, at value	18,766,120
Repurchase agreements, at value	55,000
Total Investment Securities, at value	18,821,120
Cash	387
Dividends and interest receivable	46,102
Receivable for capital shares issued	10,220
Prepaid expenses	71
TOTAL ASSETS	18,877,900
LIABILITIES:
Payable for capital shares redeemed	6,666
Advisory fees payable	16,396
Management services fees payable	2,186
Administration fees payable	539
Administrative services fees payable	7,520
Distribution fees payable	7,153
Trustee fees payable	6
Transfer agency fees payable	830
Fund accounting fees payable	640
Compliance services fees payable	80
Other accrued expenses	9,207
TOTAL LIABILITIES	51,223
NET ASSETS	$18,826,677
NET ASSETS CONSIST OF:
Capital	$7,600,851
Accumulated net investment income (loss)	138,325
Accumulated net realized gains (losses) on investments	701,296
Net unrealized appreciation (depreciation) on investments	10,386,205
NET ASSETS	$18,826,677
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	284,282
Net Asset Value (offering and redemption price per share)	$66.23

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$441,122
Interest	213
TOTAL INVESTMENT INCOME	441,335
EXPENSES:
Advisory fees	135,396
Management services fees	18,053
Administration fees	6,732
Transfer agency fees	9,699
Administrative services fees	53,303
Distribution fees	45,132
Custody fees	3,279
Fund accounting fees	8,381
Trustee fees	483
Compliance services fees	120
Other fees	20,208
Recoupment of prior expenses reduced by the Advisor	2,500
TOTAL NET EXPENSES	303,286
NET INVESTMENT INCOME (LOSS)	138,049
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,110,518
Change in net unrealized appreciation/depreciation on investment securities	(18,202)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,092,316
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,230,365

See accompanying notes to financial statements.

50  :: ProFund VP Consumer Goods :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$138,049	$195,595
Net realized gains (losses) on investments	2,110,518	988,541
Change in net unrealized appreciation/depreciation on investments	(18,202)	(144,845)
Change in net assets resulting from operations	2,230,365	1,039,291
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(179,485)	(253,585)
Net realized gains on investments	(209,288)	—
Change in net assets resulting from distributions	(388,773)	(253,585)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	22,319,101	24,361,712
Distributions reinvested	388,773	253,585
Value of shares redeemed	(22,096,695)	(33,144,767)
Change in net assets resulting from capital transactions	611,179	(8,529,470)
Change in net assets	2,452,771	(7,743,764)
NET ASSETS:
Beginning of period	16,373,906	24,117,670
End of period	$18,826,677	$16,373,906
Accumulated net investment income (loss)	$138,325	$195,875
SHARE TRANSACTIONS:
Issued	347,076	414,156
Reinvested	6,151	4,106
Redeemed	(345,633)	(559,064)
Change in shares	7,594	(140,802)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Consumer Goods :: 51

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$59.18	$57.77	$56.02	$51.16	$40.14

Investment Activities:
Net investment income (loss)(a)	0.49	0.48	0.67	0.43	0.35
Net realized and unrealized gains (losses) on investments	8.33	1.59	1.64	4.78	11.03
Total income (loss) from investment activities	8.82	2.07	2.31	5.21	11.38

Distributions to Shareholders From:
Net investment income	(0.82)	(0.66)	(0.56)	(0.35)	(0.36)
Net realized gains on investments	(0.95)	—	—	—	—
Total distributions	(1.77)	(0.66)	(0.56)	(0.35)	(0.36)

Net Asset Value, End of Period	$66.23	$59.18	$57.77	$56.02	$51.16

Total Return	15.05%	3.54%	4.16%	10.23%	28.45%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.68%	1.74%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.76%	0.81%	1.18%	0.81%	0.75%

Supplemental Data:
Net assets, end of period (000’s)	$18,827	$16,374	$24,118	$29,178	$19,744
Portfolio turnover rate(b)	107%	84%	156%	93%	66%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

52 :: ProFund VP Consumer Services :: Management Discussion of Fund Performance

ProFund VP Consumer Services seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Services Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 18.37%. For the same period, the Index had a return of 20.36%(1) and a volatility of 7.84%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer services sector of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Services	18.37%	15.22%	11.04%
Dow Jones U.S. Consumer Services Index	20.36%	17.23%	12.92%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Services	1.73%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	14.1%
The Home Depot, Inc.	6.7%
Comcast Corp.	4.9%
The Walt Disney Co.	4.6%
Wal-Mart Stores, Inc.	4.3%

Dow Jones U.S. Consumer Services Index — Composition

% of Index
Retailing	40%
Media	22%
Consumer Services	17%
Food & Staples Retailing	13%
Transportation	4%
Health Care Equipment & Services	2%
Commercial & Professional Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Services :: 53

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.2%)

	Shares	Value
Aaron’s, Inc. (Specialty Retail)	606	$24,149
Acxiom Corp.* (IT Services)	783	21,579
Adtalem Global Education, Inc.* (Diversified Consumer Services)	591	24,852
Advance Auto Parts, Inc. (Specialty Retail)	736	73,372
Alaska Air Group, Inc. (Airlines)	1,198	88,065
Allegiant Travel Co. (Airlines)	111	17,177
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3,950	4,619,406
AMC Networks, Inc.*—Class A (Media)	501	27,094
American Airlines Group, Inc. (Airlines)	4,207	218,890
American Eagle Outfitters, Inc. (Specialty Retail)	1,653	31,076
AmerisourceBergen Corp. (Health Care Providers & Services)	1,592	146,177
Aramark (Hotels, Restaurants & Leisure)	2,415	103,217
AutoNation, Inc.* (Specialty Retail)	579	29,720
AutoZone, Inc.* (Specialty Retail)	271	192,781
Avis Budget Group, Inc.* (Road & Rail)	716	31,418
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	653	41,635
Bed Bath & Beyond, Inc. (Specialty Retail)	1,404	30,874
Best Buy Co., Inc. (Specialty Retail)	2,497	170,970
Big Lots, Inc. (Multiline Retail)	431	24,201
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	890	18,993
Bright Horizons Family Solutions, Inc.* (Diversified Consumer Services)	523	49,162
Brinker International, Inc. (Hotels, Restaurants & Leisure)	465	18,061
Buffalo Wild Wings, Inc.* (Hotels, Restaurants & Leisure)	165	25,798
Burlington Stores, Inc.* (Specialty Retail)	658	80,954
Cable One, Inc. (Media)	41	28,837
Cardinal Health, Inc. (Health Care Providers & Services)	3,085	189,018
CarMax, Inc.* (Specialty Retail)	1,805	115,755
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	4,020	266,807
Casey’s General Stores, Inc. (Food & Staples Retailing)	365	40,858
CBS Corp. (Media)	66	3,916
CBS Corp.—Class B (Media)	3,564	210,276
Charter Communications, Inc.*—Class A (Media)	1,908	641,012
Chemed Corp. (Health Care Providers & Services)	169	41,070
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	247	71,390
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	348	27,005
Cinemark Holdings, Inc. (Media)	1,047	36,457
Comcast Corp.—Class A (Media)	39,981	1,601,238
Copart, Inc.* (Commercial Services & Supplies)	1,971	85,128
Costco Wholesale Corp. (Food & Staples Retailing)	4,305	801,247
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	240	38,134
CVS Health Corp. (Food & Staples Retailing)	9,977	723,333
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	1,232	118,297
Delta Air Lines, Inc. (Airlines)	6,461	361,817
Dick’s Sporting Goods, Inc. (Specialty Retail)	814	23,394
Dillard’s, Inc.—Class A (Multiline Retail)	213	12,791
Discovery Communications, Inc.*—Class A (Media)	1,527	34,174
Discovery Communications, Inc.*—Class C (Media)	1,990	42,128
Dish Network Corp.*—Class A (Media)	2,236	106,769
Dolby Laboratories, Inc.—Class A (Electronic Equipment, Instruments & Components)	580	35,960
Dollar General Corp. (Multiline Retail)	2,551	237,269
Dollar Tree, Inc.* (Multiline Retail)	2,345	251,641
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	442	83,520
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)	881	56,798
Expedia, Inc. (Internet & Direct Marketing Retail)	1,197	143,365
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)	1,894	35,986
Five Below, Inc.* (Specialty Retail)	543	36,012
Foot Locker, Inc. (Specialty Retail)	1,234	57,850
GameStop Corp.—Class A (Specialty Retail)	1,006	18,058
Graham Holdings Co.—Class B (Diversified Consumer Services)	41	22,892
Grand Canyon Education, Inc.* (Diversified Consumer Services)	481	43,064
Groupon, Inc.* (Internet & Direct Marketing Retail)	3,891	19,844
H & R Block, Inc. (Diversified Consumer Services)	2,069	54,249
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	624	26,177
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	1,981	158,203
Hyatt Hotels Corp.*—Class A (Hotels, Restaurants & Leisure)	463	34,049
IHS Markit, Ltd.* (Professional Services)	3,570	161,186
J.C. Penney Co., Inc.* (Multiline Retail)	3,054	9,651
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	288	28,256
JetBlue Airways Corp.* (Airlines)	3,166	70,728
John Wiley & Sons, Inc.—Class A (Media)	449	29,522
KAR Auction Services, Inc. (Commercial Services & Supplies)	1,334	67,380
Kohl’s Corp. (Multiline Retail)	1,656	89,805
L Brands, Inc. (Specialty Retail)	2,432	146,455
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	3,573	248,288
Liberty Broadband Corp.*—Class A (Media)	260	22,113
Liberty Broadband Corp.*—Class C (Media)	1,518	129,273
Liberty Expedia Holdings*—Class A (Internet & Direct Marketing Retail)	536	23,761
Liberty Global PLC*—Class A (Media)	2,175	77,952
Liberty Global PLC*—Class C (Media)	5,873	198,742
Liberty Interactive Corp.*—Class G (Internet & Direct Marketing Retail)	4,626	112,967
Liberty LiLAC Group*—Class A (Media)	486	9,793
Liberty LiLAC Group*—Class C (Media)	1,125	22,376
Liberty Media Group*—Class A (Media)	254	8,311
Liberty Media Group*—Class C (Media)	1,973	67,398
Liberty SiriusXM Group*—Class A (Media)	827	32,799

See accompanying notes to financial statements.

54 :: ProFund VP Consumer Services :: Financial Statements

Common Stocks, continued

	Shares	Value
Liberty SiriusXM Group*—Class C (Media)	1,667	$66,113
Liberty Ventures*—Class A (Internet & Direct Marketing Retail)	802	43,500
Lions Gate Entertainment Corp.*—Class A (Media)	623	21,064
Lions Gate Entertainment Corp.*—Class B (Media)	1,090	34,597
Lithia Motors, Inc.—Class A (Specialty Retail)	240	27,262
Live Nation Entertainment, Inc.* (Media)	1,323	56,320
Lowe’s Cos., Inc. (Specialty Retail)	8,191	761,271
Macy’s, Inc. (Multiline Retail)	2,996	75,469
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	3,012	408,801
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	236	31,910
McDonald’s Corp. (Hotels, Restaurants & Leisure)	7,848	1,350,797
McKesson Corp. (Health Care Providers & Services)	2,064	321,882
Meredith Corp. (Media)	377	24,901
MGM Resorts International (Hotels, Restaurants & Leisure)	5,029	167,918
Murphy USA, Inc.* (Specialty Retail)	314	25,233
Netflix, Inc.* (Internet & Direct Marketing Retail)	4,267	819,093
News Corp.—Class A (Media)	3,772	61,144
News Corp.—Class B (Media)	1,187	19,704
Nexstar Broadcasting Group, Inc.—Class A (Media)	458	35,816
Nielsen Holdings PLC (Professional Services)	3,291	119,792
Nordstrom, Inc. (Multiline Retail)	1,141	54,061
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	1,741	92,708
Office Depot, Inc. (Specialty Retail)	5,031	17,810
Omnicom Group, Inc. (Media)	2,259	164,523
O’Reilly Automotive, Inc.* (Specialty Retail)	834	200,610
Regal Entertainment Group—Class A (Media)	1,112	25,587
Rite Aid Corp.* (Food & Staples Retailing)	10,483	20,652
Rollins, Inc. (Commercial Services & Supplies)	931	43,319
Ross Stores, Inc. (Specialty Retail)	3,795	304,549
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	1,680	200,390
Sally Beauty Holdings, Inc.* (Specialty Retail)	1,274	23,900
Scripps Networks Interactive, Inc.—Class A (Media)	932	79,574
Service Corp. International (Diversified Consumer Services)	1,851	69,079
ServiceMaster Global Holdings, Inc.* (Diversified Consumer Services)	1,332	68,292
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	318	15,821
Signet Jewelers, Ltd. (Specialty Retail)	590	33,365
Sinclair Broadcast Group, Inc.—Class A (Media)	755	28,577
Sirius XM Holdings, Inc. (Media)	14,492	77,677
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	772	51,392
Sotheby’s*—Class A (Diversified Consumer Services)	357	18,421
Southwest Airlines Co. (Airlines)	5,378	351,990
Spirit Airlines, Inc.* (Airlines)	696	31,216
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	1,232	29,999
Starbucks Corp. (Hotels, Restaurants & Leisure)	14,014	804,824
Sysco Corp. (Food & Staples Retailing)	4,707	285,856
Target Corp. (Multiline Retail)	5,358	349,609
TEGNA, Inc. (Media)	2,123	29,892
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	633	33,346
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	432	20,814
The Dun & Bradstreet Corp. (Professional Services)	354	41,917
The Gap, Inc. (Specialty Retail)	2,146	73,093
The Home Depot, Inc. (Specialty Retail)	11,511	2,181,679
The Interpublic Group of Cos., Inc. (Media)	3,822	77,052
The Kroger Co. (Food & Staples Retailing)	8,747	240,105
The Madison Square Garden Co.*—Class A (Media)	174	36,688
The New York Times Co.—Class A (Media)	1,251	23,144
The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	486	844,542
The TJX Cos., Inc. (Specialty Retail)	6,260	478,640
The Walt Disney Co. (Media)	14,080	1,513,740
The Wendy’s Co. (Hotels, Restaurants & Leisure)	1,799	29,540
Tiffany & Co. (Specialty Retail)	1,013	105,301
Time Warner, Inc. (Media)	7,656	700,293
Time, Inc. (Media)	991	18,284
Tractor Supply Co. (Specialty Retail)	1,248	93,288
Tribune Media Co.—Class A (Media)	724	30,748
TripAdvisor, Inc.* (Internet & Direct Marketing Retail)	1,069	36,838
Twenty-First Century Fox, Inc.—Class A (Media)	10,367	357,973
Twenty-First Century Fox, Inc.—Class B (Media)	4,324	147,535
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	571	127,710
United Continental Holdings, Inc.* (Airlines)	2,475	166,815
United Natural Foods, Inc.* (Food & Staples Retailing)	505	24,881
Urban Outfitters, Inc.* (Specialty Retail)	791	27,732
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	385	81,801
Viacom, Inc.—Class A (Media)	74	2,583
Viacom, Inc.—Class B (Media)	3,478	107,157
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	8,559	621,555
Wal-Mart Stores, Inc. (Food & Staples Retailing)	14,403	1,422,295
Wayfair, Inc.*—Class A (Internet & Direct Marketing Retail)	425	34,115
Williams-Sonoma, Inc. (Specialty Retail)	770	39,809
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	1,006	116,565
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	792	133,523
Yelp, Inc.* (Internet Software & Services)	757	31,764
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	3,310	270,129
TOTAL COMMON STOCKS (Cost $15,833,681)		32,841,439
TOTAL INVESTMENT SECURITIES (Cost $15,833,681)—100.2%		32,841,439
Net other assets (liabilities)—(0.2)%		(79,190)
NET ASSETS—100.0%		$32,762,249

*                 Non-income producing security.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 55

ProFund VP Consumer Services invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Airlines	$1,306,698	4.0%
Commercial Services & Supplies	195,827	0.6%
Diversified Consumer Services	350,011	1.1%
Electronic Equipment, Instruments & Components	35,960	0.1%
Food & Staples Retailing	4,210,781	12.9%
Health Care Providers & Services	698,147	2.1%
Hotels, Restaurants & Leisure	5,153,437	15.7%
Internet & Direct Marketing Retail	6,713,252	20.5%
Internet Software & Services	31,764	0.1%
IT Services	21,579	0.1%
Media	7,070,866	21.5%
Multiline Retail	1,104,497	3.4%
Professional Services	322,895	1.0%
Road & Rail	31,418	0.1%
Specialty Retail	5,552,672	16.9%
Trading Companies & Distributors	41,635	0.1%
Other**	(79,190)	(0.2)%
Total	$32,762,249	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

56 :: ProFund VP Consumer Services :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$15,833,681
Securities, at value	32,841,439
Total Investment Securities, at value	32,841,439
Dividends receivable	25,703
Receivable for capital shares issued	2,856,797
Prepaid expenses	96
TOTAL ASSETS	35,724,035
LIABILITIES:
Payable for investments purchased	2,822,132
Payable for capital shares redeemed	3,398
Cash overdraft	55,357
Advisory fees payable	18,075
Management services fees payable	2,410
Administration fees payable	813
Administrative services fees payable	12,176
Distribution fees payable	11,717
Trustee fees payable	9
Transfer agency fees payable	1,252
Fund accounting fees payable	966
Compliance services fees payable	113
Other accrued expenses	33,368
TOTAL LIABILITIES	2,961,786
NET ASSETS	$32,762,249
NET ASSETS CONSIST OF:
Capital	$15,444,978
Accumulated net investment income (loss)	1,513
Accumulated net realized gains (losses) on investments	308,000
Net unrealized appreciation (depreciation) on investments	17,007,758
NET ASSETS	$32,762,249
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	449,507
Net Asset Value (offering and redemption price per share)	$72.88

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$369,816
Interest	504
TOTAL INVESTMENT INCOME	370,320
EXPENSES:
Advisory fees	185,183
Management services fees	24,691
Administration fees	9,046
Transfer agency fees	13,032
Administrative services fees	68,813
Distribution fees	61,728
Custody fees	4,149
Fund accounting fees	11,433
Trustee fees	622
Compliance services fees	190
Other fees	46,923
Total Gross Expenses before reductions	425,810
Expenses reduced and reimbursed by the Advisor	(11,000)
TOTAL NET EXPENSES	414,810
NET INVESTMENT INCOME (LOSS)	(44,490)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,940,825
Change in net unrealized appreciation/depreciation on investment securities	2,056,687
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,997,512
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,953,022

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 57

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(44,490)	$(56,059)
Net realized gains (losses) on investments	1,940,825	558,335
Change in net unrealized appreciation/depreciation on investments	2,056,687	298,221
Change in net assets resulting from operations	3,953,022	800,497
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	—	(285,132)
Change in net assets resulting from distributions	—	(285,132)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	28,209,912	26,310,548
Distributions reinvested	—	285,132
Value of shares redeemed	(26,816,508)	(34,167,591)
Change in net assets resulting from capital transactions	1,393,404	(7,571,911)
Change in net assets	5,346,426	(7,056,546)
NET ASSETS:
Beginning of period	27,415,823	34,472,369
End of period	$32,762,249	$27,415,823
Accumulated net investment income (loss)	$1,513	$1,535
SHARE TRANSACTIONS:
Issued	411,523	441,500
Reinvested	—	4,712
Redeemed	(407,250)	(578,405)
Change in shares	4,273	(132,193)

See accompanying notes to financial statements.

58 :: ProFund VP Consumer Services :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$61.58	$59.70	$64.15	$57.10	$41.05

Investment Activities:
Net investment income (loss)(a)	(0.12)	(0.12)	(0.12)	(0.20)	(0.13)
Net realized and unrealized gains (losses) on investments	11.42	2.61	3.04	7.31	16.44
Total income (loss) from investment activities	11.30	2.49	2.92	7.11	16.31

Distributions to Shareholders From:
Net investment income	—	—	—	—	(0.12)
Net realized gains on investments	—	(0.61)	(7.37)	(0.06)	(0.14)
Total distributions	—	(0.61)	(7.37)	(0.06)	(0.26)

Net Asset Value, End of Period	$72.88	$61.58	$59.70	$64.15	$57.10

Total Return	18.37%	4.18%	4.69%	12.46%	39.87%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.73%	1.73%	1.75%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.18)%	(0.20)%	(0.20)%	(0.34)%	(0.27)%

Supplemental Data:
Net assets, end of period (000’s)	$32,762	$27,416	$34,472	$35,043	$39,543
Portfolio turnover rate(b)	81%	66%	103%	93%	73%

(a)   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Dow 30 :: 59

ProFund VP Dow 30 seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Industrial Average (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 23.63%. For the same period, the Index had a total return of 28.11%(1) and a volatility of 6.59%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Dow 30 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Dow 30	23.63%	12.52%	5.07%
Dow Jones Industrial Average	28.11%	16.37%	9.28%

Expense Ratios**

Fund	Gross	Net
ProFund VP Dow 30	1.44%	1.44%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average — Composition

% of Index
Industrials	22%
Information Technology	17%
Financials	17%
Consumer Discretionary	15%
Health Care	13%
Consumer Staples	7%
Energy	6%
Materials	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

60 :: ProFund VP Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (130.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $455,064	$455,000	$455,000
TOTAL REPURCHASE AGREEMENTS (Cost $455,000)		455,000
TOTAL INVESTMENT SECURITIES (Cost $455,000)—130.4%		455,000
Net other assets (liabilities)—(30.4)%		(105,986)
NET ASSETS—100.0%		$349,014

(a)   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $82,000.

(b)   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones Industrial Average	Goldman Sachs International	1/29/18	1.98%	$126,211	$125,930	$(295)
Dow Jones Industrial Average	UBS AG	1/29/18	1.88%	223,590	222,851	(772)
				$349,801	$348,781	$(1,067)

(1)   Agreements may be terminated at will by either party without penalty.

(2)   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Dow 30 :: 61

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$455,000
Repurchase agreements, at value	455,000
Total Investment Securities, at value	455,000
Cash	801
Interest receivable	48
Prepaid expenses	6
TOTAL ASSETS	455,855
LIABILITIES:
Payable for capital shares redeemed	103,968
Unrealized loss on swap agreements	1,067
Advisory fees payable	595
Management services fees payable	79
Administration fees payable	27
Administrative services fees payable	126
Distribution fees payable	471
Transfer agency fees payable	41
Fund accounting fees payable	32
Compliance services fees payable	3
Other accrued expenses	432
TOTAL LIABILITIES	106,841
NET ASSETS	$349,014
NET ASSETS CONSIST OF:
Capital	$1,811,443
Accumulated net realized gains (losses) on investments	(1,461,362)
Net unrealized appreciation (depreciation) on investments	(1,067)
NET ASSETS	$349,014
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	10,942
Net Asset Value (offering and redemption price per share)	$31.90

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$8,419
EXPENSES:
Advisory fees	8,235
Management services fees	1,098
Administration fees	399
Transfer agency fees	574
Administrative services fees	416
Distribution fees	2,745
Custody fees	166
Fund accounting fees	451
Trustee fees	32
Compliance services fees	8
Audit fees	1,008
Other fees	725
TOTAL NET EXPENSES	15,857
NET INVESTMENT INCOME (LOSS)	(7,438)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	201,917
Change in net unrealized appreciation/depreciation on swap agreements	15,286
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	217,203
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$209,765

See accompanying notes to financial statements.

62 :: ProFund VP Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(7,438)	$(10,744)
Net realized gains (losses) on investments	201,917	(11,300)
Change in net unrealized appreciation/depreciation on investments	15,286	(3,720)
Change in net assets resulting from operations	209,765	(25,764)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(104,535)	—
Change in net assets resulting from distributions	(104,535)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	112,010,446	98,873,486
Distributions reinvested	104,535	—
Value of shares redeemed	(112,201,310)	(101,133,682)
Change in net assets resulting from capital transactions	(86,329)	(2,260,196)
Change in net assets	18,901	(2,285,960)
NET ASSETS:
Beginning of period	330,113	2,616,073
End of period	$349,014	$330,113
SHARE TRANSACTIONS:
Issued	3,097,533	2,948,517
Reinvested	3,579	—
Redeemed	(3,099,241)	(3,020,614)
Change in shares	1,871	(72,097)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Dow 30 :: 63

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$36.39	$32.23	$33.94	$37.19	$29.71

Investment Activities:
Net investment income (loss)(a)	(0.24)	(0.38)	(0.51)	(0.58)	(0.55)
Net realized and unrealized gains (losses) on investments	7.74	4.54 (b)	(0.54)	2.62	8.03
Total income (loss) from investment activities	7.50	4.16	(1.05)	2.04	7.48

Distributions to Shareholders From:
Net realized gains on investments	(11.99)	—	(0.66)	(5.29)	—

Net Asset Value, End of Period	$31.90	$36.39	$32.23	$33.94	$37.19

Total Return	23.63%	12.91%	(2.97)%	6.38%	25.18%

Ratios to Average Net Assets:
Gross expenses	1.44%	1.44%	1.58%	1.68%	1.70%
Net expenses	1.44%	1.44%	1.58%	1.68%	1.68%
Net investment income (loss)	(0.68)%	(1.15)%	(1.54)%	(1.66)%	(1.64)%
Supplemental Data:
Net assets, end of period (000’s)	$349	$330	$2,616	$2,820	$645
Portfolio turnover rate(c)	—	—	—	—	—

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

64 :: ProFund VP Emerging Markets :: Management Discussion of Fund Performance

ProFund VP Emerging Markets seeks investment results, before fees and expenses, that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 33.26%. For the same period, the Index had a total return of 35.49%(1) and a volatility of 12.93%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on NASDAQ. The Index consists of companies from the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, India, Indonesia, Mexico, Peru, Russia, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Emerging Markets from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Emerging Markets	33.26%	2.01%	-1.72%
BNY Mellon Emerging Markets 50 ADR Index	35.49%	3.63%	-0.03%

Expense Ratios**

Fund	Gross	Net
ProFund VP Emerging Markets	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	8%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alibaba Group Holding, Ltd.	14.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	11.1%
Baidu, Inc.	4.9%
China Mobile, Ltd.	4.2%
Vale S.A.	3.2%

BNY Mellon Emerging Markets 50 ADR Index — Composition

Industry Breakdown	% of Index
Information Technology	42%
Financials	17%
Telecommunication Services	12%
Materials	9%
Energy	8%
Consumer Discretionary	6%
Consumer Staples	5%
Utilities	1%

Country Composition
China	42%
Brazil	17%
Taiwan	14%
India	9%
South Korea	9%
Other	9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Emerging Markets :: 65

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (86.6%)

	Shares	Value
58.com, Inc.*ADR (Internet Software & Services)	2,282	$163,323
Advanced Semiconductor Engineering, Inc.ADR (Semiconductors & Semiconductor Equipment)	36,512	236,598
Alibaba Group Holding, Ltd.*ADR (Internet Software & Services)	29,666	5,115,308
Ambev S.A.ADR (Beverages)	113,774	734,980
America Movil S.A.B. de C.V.ADR (Wireless Telecommunication Services)	30,318	519,954
Baidu, Inc.*ADR (Internet Software & Services)	7,172	1,679,754
Banco Bradesco S.A.ADR (Banks)	78,892	807,854
BRF S.A.*ADR (Food Products)	16,300	183,538
Cemex S.A.B. de C.V.*ADR (Construction Materials)	37,816	283,620
China Life Insurance Co., Ltd.ADR (Insurance)	38,468	600,485
China Mobile, Ltd.ADR (Wireless Telecommunication Services)	28,688	1,449,892
China Petroleum & Chemical Corp.ADR (Oil, Gas & Consumable Fuels)	6,520	478,372
China Telecom Corp., Ltd.ADR (Diversified Telecommunication Services)	3,586	170,227
China Unicom Hong Kong, Ltd.*ADR (Diversified Telecommunication Services)	15,322	207,307
Chunghwa Telecom Co., Ltd.ADR (Diversified Telecommunication Services)	9,780	346,603
CNOOC, Ltd.ADR (Oil, Gas & Consumable Fuels)	4,238	608,408
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	10,432	460,051
Enersis S.A.ADR (Electric Utilities)	14,670	163,864
Fomento Economico Mexicano S.A.B. de C.V.ADR (Beverages)	5,542	520,393
Grupo Televisa S.A.ADR (Media)	11,410	213,025
HDFC Bank, Ltd.ADR (Banks)	10,758	1,093,766
ICICI Bank, Ltd.ADR (Banks)	40,750	396,498
Infosys Technologies, Ltd.ADR (IT Services)	51,508	835,460
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	20,212	837,181
KB Financial Group, Inc.ADR (Banks)	10,106	591,302
Korea Electric Power Corp.ADR (Electric Utilities)	13,366	236,712
Latam Airlines Group S.A.ADR (Airlines)	9,780	135,942
LG Display Co., Ltd.ADR (Electronic Equipment, Instruments & Components)	11,410	157,002
Mobile TeleSystems PJSCADR (Wireless Telecommunication Services)	13,040	132,878
Netease.com, Inc.ADR (Internet Software & Services)	1,956	674,957
PetroChina Co., Ltd.ADR (Oil, Gas & Consumable Fuels)	5,542	387,607
Petroleo Brasileiro S.A.*ADR (Oil, Gas & Consumable Fuels)	38,142	392,482
POSCOADR (Metals & Mining)	8,150	636,760
PT Telekomunikasi Indonesia TbkADR (Diversified Telecommunication Services)	12,714	409,645
Sasol, Ltd.ADR (Chemicals)	15,322	524,166
Shinhan Financial Group Co., Ltd.*ADR (Banks)	12,388	574,803
SK Telecom Co., Ltd.ADR (Wireless Telecommunication Services)	9,128	254,762
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	96,496	3,826,067
TAL Education GroupADR (Diversified Consumer Services)	7,498	222,766
Tata Motors, Ltd.*ADR (Automobiles)	5,216	172,493
Telefonica Brasil S.A.ADR (Diversified Telecommunication Services)	10,758	159,541
Ultrapar Participacoes S.A.ADR (Oil, Gas & Consumable Fuels)	11,084	251,939
United Microelectronics Corp.ADR (Semiconductors & Semiconductor Equipment)	61,288	146,478
Vale S.A.ADR (Metals & Mining)	90,302	1,104,393
Vendanta, Ltd.ADR (Metals & Mining)	10,758	224,089
Weibo Corp.*ADR (Internet Software & Services)	1,304	134,912
Wipro, Ltd.ADR (IT Services)	30,318	165,839
Woori BankADR (Banks)	4,564	203,965
TOTAL COMMON STOCKS (Cost $21,385,125)		29,827,961

Preferred Stocks (4.7%)

Itau Unibanco Holding S.A.ADR (Banks)	83,456	1,084,928
Petroleo Brasileiro S.A.*ADR (Oil, Gas & Consumable Fuels)	54,768	538,369
TOTAL PREFERRED STOCKS (Cost $1,150,219)		1,623,297

Repurchase Agreements(a)(b) (8.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $3,005,423	$3,005,000	$3,005,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,005,000)		3,005,000
TOTAL INVESTMENT SECURITIES (Cost $25,540,344)—100.0%		34,456,258
Net other assets (liabilities)—NM		(6,399)
NET ASSETS—100.0%		$34,449,859

*                           Non-income producing security.

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $615,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR              American Depositary Receipt

NM      Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

66 :: ProFund VP Emerging Markets :: Financial Statements

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
BNY Mellon Emerging Markets 50 ADR Index	Goldman Sachs International	1/29/18	1.93%	$1,253,256	$1,257,617	$4,226
BNY Mellon Emerging Markets 50 ADR Index	UBS AG	1/29/18	1.98%	1,558,159	1,563,581	5,249
				$2,811,415	$2,821,198	$9,475

(1)         Agreements may be terminated at will by either party without penalty.

(2)         Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP Emerging Markets invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Airlines	$135,942	0.4%
Automobiles	172,493	0.5%
Banks	4,753,116	13.7%
Beverages	1,255,373	3.7%
Chemicals	524,166	1.5%
Construction Materials	283,620	0.8%
Diversified Consumer Services	222,766	0.6%
Diversified Telecommunication Services	1,293,323	3.8%
Electric Utilities	400,576	1.2%
Electronic Equipment, Instruments & Components	157,002	0.5%
Food Products	183,538	0.5%
Insurance	600,485	1.7%
Internet & Direct Marketing Retail	1,297,232	3.8%
Internet Software & Services	7,768,254	22.5%
IT Services	1,001,299	2.9%
Media	213,025	0.6%
Metals & Mining	1,965,242	5.8%
Oil, Gas & Consumable Fuels	2,657,177	7.8%
Semiconductors & Semiconductor Equipment	4,209,143	12.2%
Wireless Telecommunication Services	2,357,486	6.8%
Other**	2,998,601	8.7%
Total	$34,449,859	100.0%

ProFund VP Emerging Markets invested in securities with exposure to the following countries as of December 31, 2017:

	Value	% of Net Assets
Brazil	$5,258,024	15.3%
Chile	299,806	0.9%
China	11,740,658	34.1%
Hong Kong	1,449,892	4.2%
India	2,888,145	8.4%
Indonesia	409,645	1.2%
Mexico	1,536,992	4.5%
Russia	132,878	0.4%
South Africa	524,166	1.5%
South Korea	2,655,306	7.6%
Taiwan	4,555,746	13.2%
Other**	2,998,601	8.7%
Total	$34,449,859	100.0%

**      Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Emerging Markets :: 67

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$25,540,344
Securities, at value	31,451,258
Repurchase agreements, at value	3,005,000
Total Investment Securities, at value	34,456,258
Cash	445
Dividends and interest receivable	87,987
Unrealized gain on swap agreements	9,475
Receivable for capital shares issued	16,316
Receivable for tax reclaims	558
Prepaid expenses	75
TOTAL ASSETS	34,571,114
LIABILITIES:
Payable for capital shares redeemed	14,783
Advisory fees payable	21,191
Management services fees payable	2,825
Administration fees payable	979
Administrative services fees payable	20,653
Distribution fees payable	22,398
Trustee fees payable	11
Transfer agency fees payable	1,507
Fund accounting fees payable	1,163
Compliance services fees payable	160
Other accrued expenses	35,585
TOTAL LIABILITIES	121,255
NET ASSETS	$34,449,859
NET ASSETS CONSIST OF:
Capital	$33,940,510
Accumulated net investment income (loss)	60,833
Accumulated net realized gains (losses) on investments	(8,476,873)
Net unrealized appreciation (depreciation) on investments	8,925,389
NET ASSETS	$34,449,859
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,237,044
Net Asset Value (offering and redemption price per share)	$27.85

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$587,398
Interest	27,926
Foreign tax withholding	(78,662)
TOTAL INVESTMENT INCOME	536,662
EXPENSES:
Advisory fees	212,338
Management services fees	28,312
Administration fees	10,478
Transfer agency fees	15,125
Administrative services fees	65,005
Distribution fees	70,779
Custody fees	20,380
Fund accounting fees	12,167
Trustee fees	724
Compliance services fees	205
Other fees	45,989
Total Gross Expenses before reductions	481,502
Expenses reduced and reimbursed by the Advisor	(5,673)
TOTAL NET EXPENSES	475,829
NET INVESTMENT INCOME (LOSS)	60,833
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	165,235
Net realized gains (losses) on swap agreements	629,462
Change in net unrealized appreciation/depreciation on investment securities	5,823,487
Change in net unrealized appreciation/depreciation on swap agreements	11,544
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,629,728
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,690,561

See accompanying notes to financial statements.

68 :: ProFund VP Emerging Markets :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$60,833	$17,623
Net realized gains (losses) on investments	794,697	(492,197)
Change in net unrealized appreciation/depreciation on investments	5,835,031	1,872,564
Change in net assets resulting from operations	6,690,561	1,397,990
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(17,623)	(40,208)
Change in net assets resulting from distributions	(17,623)	(40,208)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	56,308,315	61,663,983
Distributions reinvested	17,623	40,208
Value of shares redeemed	(43,454,567)	(57,235,430)
Change in net assets resulting from capital transactions	12,871,371	4,468,761
Change in net assets	19,544,309	5,826,543
NET ASSETS:
Beginning of period	14,905,550	9,079,007
End of period	$34,449,859	$14,905,550
Accumulated net investment income (loss)	$60,833	$17,623
SHARE TRANSACTIONS:
Issued	2,242,940	2,956,116
Reinvested	635	1,770
Redeemed	(1,719,242)	(2,726,523)
Change in shares	524,333	231,363

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Emerging Markets :: 69

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$20.91	$18.86	$23.02	$23.88	$25.72

Investment Activities:
Net investment income (loss)(a)	0.06	0.02	0.08	0.17	0.05
Net realized and unrealized gains (losses) on investments	6.89	2.06	(4.03)	(0.98)	(1.70)
Total income (loss) from investment activities	6.95	2.08	(3.95)	(0.81)	(1.65)

Distributions to Shareholders From:
Net investment income	(0.01)	(0.03)	(0.21)	(0.05)	(0.19)

Net Asset Value, End of Period	$27.85	$20.91	$18.86	$23.02	$23.88

Total Return	33.26%	11.01%	(17.36)%	(3.42)%	(6.42)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.72%	1.83%	1.79%	1.75%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.21%	0.10%	0.36%	0.70%	0.19%

Supplemental Data:
Net assets, end of period (000’s)	$34,450	$14,906	$9,079	$12,665	$18,899
Portfolio turnover rate(b)	54%	118%	182%	176%	102%

(a)      Per share net investment income (loss) has been calculated using the average daily shares method.

(b)      Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

70 :: ProFund VP Europe 30 :: Management Discussion of Fund Performance

ProFund VP Europe 30 seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 19.71%. For the same period, the Index had a price return of 17.22%(1) and a volatility of 9.44%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on NASDAQ as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Europe 30	19.71%	5.03%	0.32%
ProFunds Europe 30 Index	17.22%	2.96%	-1.51%
Dow Jones STOXX 50 Index	24.09%	5.76%	-0.02%

Expense Ratios**

Fund	Gross	Net
ProFund VP Europe 30	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Royal Dutch Shell PLC	7.4%
HSBC Holdings PLC	5.9%
BP PLC	4.6%
S.A.P. SE	4.4%
British American Tobacco PLC	4.4%

ProFunds Europe 30 Index — Composition

Industry Breakdown	% of Index
Energy	22%
Financials	22%
Information Technology	15%
Health Care	13%
Consumer Staples	9%
Materials	9%
Telecommunication Services	6%
Utilities	2%
Industrials	2%

Country Composition
United Kingdom	42%
Netherlands	16%
France	10%
Spain	9%
Other	23%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)                   The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Europe 30 :: 71

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.6%)

	Shares	Value
ArcelorMittal*NYS—Class A (Metals & Mining)	23,976	$774,665
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	5,994	1,041,877
AstraZeneca PLCADR (Pharmaceuticals)	33,300	1,155,510
Banco Bilbao VizcayaADR (Banks)	107,559	914,252
Banco Santander S.A.ADR (Banks)	188,811	1,234,824
Barclays PLCADR (Banks)	80,586	878,387
BP PLCADR (Oil, Gas & Consumable Fuels)	34,965	1,469,579
British American Tobacco PLCADR (Tobacco)	20,979	1,405,383
CRH PLCADR (Construction Materials)	20,979	757,132
Criteo S.A.*ADR (Internet Software & Services)	17,982	468,071
EricssonADR (Communications Equipment)	107,559	718,494
GlaxoSmithKline PLCADR (Pharmaceuticals)	31,302	1,110,282
HSBC Holdings PLCADR (Banks)	36,963	1,908,769
ING Groep N.V.ADR (Banks)	55,611	1,026,579
Koninklijke Philips N.V.NYS (Industrial Conglomerates)	19,980	755,244
Lloyds Banking Group PLCADR (Banks)	270,063	1,012,736
National Grid PLCADR (Multi-Utilities)	13,320	783,349
Nokia Corp.ADR (Communications Equipment)	151,182	704,508
Rio Tinto PLCADR (Metals & Mining)	22,977	1,216,173
Royal Dutch Shell PLCADR—Class A (Oil, Gas & Consumable Fuels)	35,631	2,376,944
Ryanair Holdings PLC*ADR (Airlines)	5,994	624,515
S.A.P. SEADR (Software)	12,654	1,421,803
SanofiADR (Pharmaceuticals)	28,971	1,245,753
Statoil ASAADR (Oil, Gas & Consumable Fuels)	48,285	1,034,265
Telefonica S.A.ADR (Diversified Telecommunication Services)	87,246	844,541
Tenaris S.A.ADR (Energy Equipment & Services)	21,978	700,219
TOTAL S.A.ADR (Oil, Gas & Consumable Fuels)	25,308	1,399,027
Trivago N.V.*ADR (Internet Software & Services)	83,250	569,430
Unilever N.V.NYS (Personal Products)	24,642	1,387,837
Vodafone Group PLCADR (Wireless Telecommunication Services)	34,965	1,115,384
TOTAL COMMON STOCKS (Cost $22,216,519)		32,055,532
TOTAL INVESTMENT SECURITIES (Cost $22,216,519)—99.6%		32,055,532
Net other assets (liabilities)—0.4%		143,314
NET ASSETS—100.0%		$32,198,846

*                 Non-income producing security.

ADR    American Depositary Receipt

NYS     New York Shares

ProFund VP Europe 30 invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Airlines	$624,515	1.9%
Banks	6,975,547	21.6%
Communications Equipment	1,423,002	4.4%
Construction Materials	757,132	2.4%
Diversified Telecommunication Services	844,541	2.6%
Energy Equipment & Services	700,219	2.2%
Industrial Conglomerates	755,244	2.3%
Internet Software & Services	1,037,501	3.3%
Metals & Mining	1,990,838	6.2%
Multi-Utilities	783,349	2.4%
Oil, Gas & Consumable Fuels	6,279,815	19.6%
Personal Products	1,387,837	4.3%
Pharmaceuticals	3,511,545	10.9%
Semiconductors & Semiconductor Equipment	1,041,877	3.2%
Software	1,421,803	4.4%
Tobacco	1,405,383	4.4%
Wireless Telecommunication Services	1,115,384	3.5%
Other**	143,314	0.4%
Total	$32,198,846	100.0%

ProFund VP Europe 30 invested in securities with exposure to the following countries as of December 31, 2017:

	Value	% of Net Assets
Finland	$704,508	2.2%
France	3,112,851	9.7%
Germany	1,991,233	6.2%
Ireland	1,381,647	4.3%
Luxembourg	1,474,884	4.6%
Netherlands	5,200,644	16.1%
Norway	1,034,265	3.2%
Spain	2,993,617	9.3%
Sweden	718,494	2.2%
United Kingdom	13,443,389	41.8%
Other**	143,314	0.4%
Total	$32,198,846	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

72 :: ProFund VP Europe 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$22,216,519
Securities, at value	32,055,532
Total Investment Securities, at value	32,055,532
Dividends receivable	77,170
Receivable for capital shares issued	229,386
Receivable for tax reclaims	2,259
Prepaid expenses	118
TOTAL ASSETS	32,364,465
LIABILITIES:
Payable for capital shares redeemed	35,603
Cash overdraft	29,752
Advisory fees payable	20,592
Management services fees payable	2,745
Administration fees payable	926
Administrative services fees payable	13,972
Distribution fees payable	16,302
Trustee fees payable	11
Transfer agency fees payable	1,426
Fund accounting fees payable	1,101
Compliance services fees payable	161
Other accrued expenses	43,028
TOTAL LIABILITIES	165,619
NET ASSETS	$32,198,846
NET ASSETS CONSIST OF:
Capital	$30,807,417
Accumulated net investment income (loss)	694,945
Accumulated net realized gains (losses) on investments	(9,142,529)
Net unrealized appreciation (depreciation) on investments	9,839,013
NET ASSETS	$32,198,846
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,312,887
Net Asset Value (offering and redemption price per share)	$24.53

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$1,315,545
Interest	242
Foreign tax withholding	(76,570)
TOTAL INVESTMENT INCOME	1,239,217
EXPENSES:
Advisory fees	243,096
Management services fees	32,413
Administration fees	11,821
Transfer agency fees	17,061
Administrative services fees	82,160
Distribution fees	81,032
Custody fees	31,163
Fund accounting fees	13,557
Trustee fees	823
Compliance services fees	253
Other fees	50,589
Total Gross Expenses before reductions	563,968
Expenses reduced and reimbursed by the Advisor	(19,696)
TOTAL NET EXPENSES	544,272
NET INVESTMENT INCOME (LOSS)	694,945
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	161,548
Change in net unrealized appreciation/depreciation on investment securities	4,492,930
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,654,478
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,349,423

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Europe 30 :: 73

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$694,945	$625,699
Net realized gains (losses) on investments	161,548	41,669
Change in net unrealized appreciation/depreciation on investments	4,492,930	523,234
Change in net assets resulting from operations	5,349,423	1,190,602
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(625,699)	(732,859)
Change in net assets resulting from distributions	(625,699)	(732,859)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	65,292,591	26,836,730
Distributions reinvested	625,699	732,859
Value of shares redeemed	(62,674,286)	(29,960,566)
Change in net assets resulting from capital transactions	3,244,004	(2,390,977)
Change in net assets	7,967,728	(1,933,234)
NET ASSETS:
Beginning of period	24,231,118	26,164,352
End of period	$32,198,846	$24,231,118
Accumulated net investment income (loss)	$694,945	$625,699
SHARE TRANSACTIONS:
Issued	2,770,059	1,344,542
Reinvested	25,728	35,749
Redeemed	(2,645,864)	(1,532,334)
Change in shares	149,923	(152,043)

See accompanying notes to financial statements.

74 :: ProFund VP Europe 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$20.84	$19.90	$23.35	$25.87	$21.59

Investment Activities:
Net investment income (loss)(a)	0.50	0.50	0.53	1.08	0.35
Net realized and unrealized gains (losses) on investments	3.60	1.03	(2.92)	(3.28)	4.26
Total income (loss) from investment activities	4.10	1.53	(2.39)	(2.20)	4.61

Distributions to Shareholders From:
Net investment income	(0.41)	(0.59)	(1.06)	(0.32)	(0.33)

Net Asset Value, End of Period	$24.53	$20.84	$19.90	$23.35	$25.87

Total Return	19.71%	7.76%	(10.83)%	(8.65)%	21.64%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.70%	1.79%	1.71%	1.73%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	2.14%	2.54%	2.38%	4.25%	1.54%

Supplemental Data:
Net assets, end of period (000’s)	$32,199	$24,231	$26,164	$27,473	$42,100
Portfolio turnover rate(b)	181%	102%	107%	115%	142%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Falling U.S. Dollar :: 75

ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index (the “Index”). The Index measures the performance of the U.S. dollar against a basket of six major world currencies (the “Benchmark”). For the year ended December 31, 2017, the Fund had a total return of 8.46%. For the same period, the Index had a price return of -9.81%(1) and a volatility of 5.78%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the daily return of the Benchmark. The six major currencies and their weightings are: Euro 57%; Japanese yen 14%; British pound 12%; Canadian dollar 9%; Swedish krona 4% and Swiss franc 4%. As the value of the U.S. dollar depreciates versus the Benchmark, the performance of the Fund increases. As the value of the U.S. dollar appreciates versus the Benchmark, the performance of the Fund declines. The Fund does not normally provide investment returns that match the inverse of the Index.

During the year ended December 31, 2017, the Fund invested in forward currency contracts to gain exposure to the Benchmark. These derivatives generally tracked the performance of their underlying benchmark. The Fund entered into forward currency contracts with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Falling U.S. Dollar from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Falling U.S. Dollar	8.46%	-4.68%	-3.16%
U.S. Dollar Index	-9.81%	2.96%	1.88%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Falling U.S. Dollar	4.39%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Forward Currency Contracts	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Falling U.S. Dollar primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

U.S. Dollar Index — Composition

% of Index
Euro	57%
Japanese yen	14%
British pound	12%
Canadian dollar	9%
Swedish krona	4%
Swiss franc	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table DO NOT reflect the theoretical reinvestment of dividends nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)                   The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly into an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

76 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (99.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%–1.32%, dated 12/29/17, due 1/2/18, total to be received $691,097	$691,000	$691,000
TOTAL REPURCHASE AGREEMENTS (Cost $691,000)		691,000
TOTAL INVESTMENT SECURITIES (Cost $691,000)—99.7%		691,000
Net other assets (liabilities)—0.3%		2,276
NET ASSETS—100.0%		$693,276

(a)                   A portion of these securities were held in a segregated account for the benefit of forward currency contract counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $56,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 77

At December 31, 2017, the ProFund VP Falling U.S. Dollar’s forward currency contracts with Goldman Sachs International, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation (Depreciation)
Short:
U.S. dollar	$6,025	British pound	4,488	1/12/18	$6,061	$(36)
U.S. dollar	4,573	Canadian dollar	5,871	1/12/18	4,673	(100)
U.S. dollar	29,299	Euro	24,667	1/12/18	29,615	(316)
U.S. dollar	6,930	Japanese yen	782,963	1/12/18	6,954	(24)
U.S. dollar	2,142	Swedish krona	17,924	1/12/18	2,188	(46)
U.S. dollar	1,849	Swiss franc	1,820	1/12/18	1,870	(21)
Total Short Contracts	$50,818				$51,361	$(543)
Long:
British pound	$36,992	U.S. dollar	$49,584	1/12/18	$49,956	$372
Canadian dollar	39,409	U.S. dollar	30,894	1/12/18	31,363	469
Euro	154,643	U.S. dollar	182,853	1/12/18	185,664	2,811
Japanese yen	5,439,814	U.S. dollar	48,579	1/12/18	48,316	(263)
Swedish krona	32,132	U.S. dollar	3,825	1/12/18	3,922	97
Swiss franc	11,440	U.S. dollar	11,596	1/12/18	11,754	158
Total Long Contracts			$327,331		$330,975	$3,644

At December 31, 2017, the ProFund VP Falling U.S. Dollar’s forward currency contracts with UBS AG, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation (Depreciation)
Short:
U.S. dollar	$3,082	British pound	2,306	1/12/18	$3,115	$(33)
U.S. dollar	2,997	Canadian dollar	3,856	1/12/18	3,069	(72)
U.S. dollar	15,487	Euro	13,131	1/12/18	15,766	(279)
U.S. dollar	4,384	Japanese yen	492,275	1/12/18	4,372	12
U.S. dollar	1,070	Swedish krona	9,080	1/12/18	1,108	(38)
U.S. dollar	1,046	Swiss franc	1,032	1/12/18	1,061	(15)
Total Short Contracts	$28,066				$28,491	$(425)
Long:
British pound	$30,938	U.S. dollar	$41,515	1/12/18	$41,780	$265
Canadian dollar	49,314	U.S. dollar	38,665	1/12/18	39,247	582
Euro	216,321	U.S. dollar	256,758	1/12/18	259,714	2,956
Japanese yen	6,437,304	U.S. dollar	57,199	1/12/18	57,176	(23)
Swedish krona	233,986	U.S. dollar	27,937	1/12/18	28,558	621
Swiss franc	15,745	U.S. dollar	16,011	1/12/18	16,178	167
Total Long Contracts			$438,085		$442,653	$4,568
			Total unrealized appreciation			$8,510
			Total unrealized (depreciation)			$(1,266)
			Total net unrealized appreciation/(depreciation)			$7,244

See accompanying notes to financial statements.

78 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$691,000
Repurchase agreements, at value	691,000
Total Investment Securities, at value	691,000
Cash	162
Segregated cash balances with custodian	320
Unrealized appreciation on forward currency contracts	8,510
Interest receivable	73
Receivable for capital shares issued	52
Prepaid expenses	3
TOTAL ASSETS	700,120
LIABILITIES:
Payable for capital shares redeemed	213
Unrealized depreciation on forward currency contracts	1,266
Advisory fees payable	825
Management services fees payable	110
Administration fees payable	15
Administrative services fees payable	541
Distribution fees payable	620
Transfer agency fees payable	23
Fund accounting fees payable	18
Compliance services fees payable	3
Other accrued expenses	3,210
TOTAL LIABILITIES	6,844
NET ASSETS	$693,276
NET ASSETS CONSIST OF:
Capital	$848,800
Accumulated net realized gains (losses) on investments	(162,768)
Net unrealized appreciation (depreciation) on investments	7,244
NET ASSETS	$693,276
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	31,083
Net Asset Value (offering and redemption price per share)	$22.30

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$7,944
EXPENSES:
Advisory fees	7,098
Management services fees	946
Administration fees	342
Transfer agency fees	492
Administrative services fees	2,229
Distribution fees	2,366
Custody fees	13,505
Fund accounting fees	386
Trustee fees	27
Compliance services fees	5
Other fees	1,818
Total Gross Expenses before reductions	29,214
Expenses reduced and reimbursed by the Advisor	(13,314)
TOTAL NET EXPENSES	15,900
NET INVESTMENT INCOME (LOSS)	(7,956)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on forward currency contracts	68,634
Change in net unrealized appreciation/depreciation on forward currency contracts	21,002
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	89,636
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$81,680

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 79

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(7,956)	$(9,599)
Net realized gains (losses) on investments	68,634	549
Change in net unrealized appreciation/depreciation on investments	21,002	(18,754)
Change in net assets resulting from operations	81,680	(27,804)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,660,752	5,454,723
Value of shares redeemed	(4,494,007)	(5,777,805)
Change in net assets resulting from capital transactions	166,745	(323,082)
Change in net assets	248,425	(350,886)
NET ASSETS:
Beginning of period	444,851	795,737
End of period	$693,276	$444,851
SHARE TRANSACTIONS:
Issued	215,724	248,727
Redeemed	(206,271)	(263,517)
Change in shares	9,453	(14,790)

See accompanying notes to financial statements.

80 :: ProFund VP Falling U.S. Dollar :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$20.57	$21.85	$24.28	$27.78	$28.35

Investment Activities:
Net investment income (loss)(a)	(0.18)	(0.31)	(0.37)	(0.45)	(0.45)
Net realized and unrealized gains (losses) on investments	1.91	(0.97)	(2.06)	(3.05)	(0.12)
Total income (loss) from investment activities	1.73	(1.28)	(2.43)	(3.50)	(0.57)

Net Asset Value, End of Period	$22.30	$20.57	$21.85	$24.28	$27.78

Total Return	8.46%	(5.86)%	(10.01)%	(12.60)%	(2.01)%

Ratios to Average Net Assets:
Gross expenses	3.09%	4.39%	1.89%	2.37%	2.45%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.84)%	(1.42)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$693	$445	$796	$623	$1,318
Portfolio turnover rate(b)	—	—	—	—	—

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Financials :: 81

ProFund VP Financials seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Financials Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 18.19%. For the same period, the Index had a return of 20.03%(1) and a volatility of 9.94%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Financials	18.19%	14.90%	3.11%
Dow Jones U.S. Financials Index	20.03%	16.74%	4.61%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Financials	1.71%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	7.3%
JPMorgan Chase & Co.	7.1%
Bank of America Corp.	5.5%
Wells Fargo & Co.	5.1%
Visa, Inc.	3.9%

Dow Jones U.S. Financials Index — Composition

% of Index
Banks	33%
Diversified Financials	27%
Real Estate	19%
Insurance	14%
Software & Services	7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)                   The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

82 :: ProFund VP Financials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.3%)

	Shares	Value
Acadia Realty Trust (Equity Real Estate Investment Trusts)	820	$22,435
Affiliated Managers Group, Inc. (Capital Markets)	545	111,861
Aflac, Inc. (Insurance)	3,852	338,129
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	3,834	77,408
Alexander & Baldwin, Inc. (Real Estate Management & Development)	453	12,566
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	938	122,493
Alleghany Corp.* (Insurance)	151	90,010
Ally Financial, Inc. (Consumer Finance)	4,349	126,817
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,337	54,857
American Express Co. (Consumer Finance)	7,060	701,128
American Financial Group, Inc. (Insurance)	673	73,047
American Homes 4 Rent — Class A (Equity Real Estate Investment Trusts)	2,467	53,879
American International Group, Inc. (Insurance)	8,809	524,840
American Tower Corp. (Equity Real Estate Investment Trusts)	4,202	599,500
Ameriprise Financial, Inc. (Capital Markets)	1,450	245,732
AmTrust Financial Services, Inc. (Insurance)	922	9,285
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	11,362	135,095
Aon PLC (Insurance)	2,449	328,166
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	1,539	67,270
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts)	2,055	40,299
Arch Capital Group, Ltd.* (Insurance)	1,282	116,367
Arthur J. Gallagher & Co. (Insurance)	1,772	112,132
Aspen Insurance Holdings, Ltd. (Insurance)	582	23,629
Associated Banc-Corp. (Banks)	1,481	37,617
Assurant, Inc. (Insurance)	527	53,143
Assured Guaranty, Ltd. (Insurance)	1,151	38,984
Athene Holding, Ltd.* (Insurance)	730	37,748
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	1,353	241,389
Axis Capital Holdings, Ltd. (Insurance)	815	40,962
BancorpSouth Bank (Banks)	823	25,883
Bank of America Corp. (Banks)	95,055	2,806,023
Bank of Hawaii Corp. (Banks)	416	35,651
Bank of the Ozarks, Inc. (Banks)	1,190	57,656
BankUnited, Inc. (Banks)	1,047	42,634
BB&T Corp. (Banks)	7,731	384,385
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	18,857	3,737,834
BGC Partners, Inc.—Class A (Capital Markets)	2,340	35,357
BlackRock, Inc.—Class A (Capital Markets)	1,210	621,589
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	1,035	33,306
BOK Financial Corp. (Banks)	244	22,526
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	1,512	196,605
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	1,720	31,287
Brighthouse Financial, Inc.* (Insurance)	939	55,063
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	2,988	55,756
Brown & Brown, Inc. (Insurance)	1,134	58,356
Camden Property Trust (Equity Real Estate Investment Trusts)	908	83,590
Capital One Financial Corp. (Consumer Finance)	4,750	473,005
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	1,354	18,157
Cathay General Bancorp, Inc. (Banks)	744	31,374
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	1,677	9,492
CBOE Holdings, Inc. (Capital Markets)	1,112	138,544
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	2,960	128,197
Chemical Financial Corp. (Banks)	697	37,269
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	1,840	34,003
Chubb, Ltd. (Insurance)	4,549	664,745
Cincinnati Financial Corp. (Insurance)	1,463	109,681
CIT Group, Inc. (Banks)	1,286	63,310
Citigroup, Inc. (Banks)	25,909	1,927,889
Citizens Financial Group, Inc. (Banks)	4,821	202,386
CME Group, Inc. (Capital Markets)	3,335	487,077
CNO Financial Group, Inc. (Insurance)	1,644	40,590
Colony NorthStar, Inc.—Class A (Equity Real Estate Investment Trusts)	5,346	60,998
Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts)	1,174	26,943
Comerica, Inc. (Banks)	1,704	147,924
Commerce Bancshares, Inc. (Banks)	920	51,373
Corecivic, Inc. (Equity Real Estate Investment Trusts)	1,158	26,055
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	335	38,157
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	976	28,499
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	4,116	38,073
Credit Acceptance Corp.* (Consumer Finance)	125	40,435
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	3,981	441,932
CubeSmart (Equity Real Estate Investment Trusts)	1,772	51,246
Cullen/Frost Bankers, Inc. (Banks)	563	53,288
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	895	53,279
DCT Industrial Trust, Inc. (Equity Real Estate Investment Trusts)	913	53,666
DDR Corp. (Equity Real Estate Investment Trusts)	2,997	26,853
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	1,963	22,162
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,013	229,281
Discover Financial Services (Consumer Finance)	3,561	273,912
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,562	64,136

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 83

Common Stocks, continued

	Shares	Value
Duke Realty Corp. (Equity Real Estate Investment Trusts)	3,490	$94,963
E*TRADE Financial Corp.* (Capital Markets)	2,652	131,460
East West Bancorp, Inc. (Banks)	1,416	86,135
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	337	29,784
Eaton Vance Corp. (Capital Markets)	1,157	65,243
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)	742	25,911
EPR Properties (Equity Real Estate Investment Trusts)	628	41,109
Equinix, Inc. (Equity Real Estate Investment Trusts)	767	347,620
Equity Commonwealth* (Equity Real Estate Investment Trusts)	1,216	37,100
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	861	76,646
Equity Residential (Equity Real Estate Investment Trusts)	3,601	229,636
Erie Indemnity Co.—Class A (Insurance)	181	22,053
Essent Group, Ltd.* (Thrifts & Mortgage Finance)	810	35,170
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	647	156,166
Evercore Partners, Inc.—Class A (Capital Markets)	378	34,020
Everest Re Group, Ltd. (Insurance)	402	88,947
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	1,234	107,913
F.N.B. Corp. (Banks)	3,167	43,768
FactSet Research Systems, Inc. (Capital Markets)	383	73,827
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	711	94,428
Federated Investors, Inc.—Class B (Capital Markets)	929	33,518
Fifth Third Bancorp (Banks)	6,914	209,771
Financial Engines, Inc. (Capital Markets)	620	18,786
First American Financial Corp. (Insurance)	1,085	60,803
First Citizens Bancshares, Inc.—Class A (Banks)	85	34,255
First Financial Bankshares, Inc. (Banks)	649	29,237
First Horizon National Corp. (Banks)	3,181	63,596
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,174	36,946
First Republic Bank (Banks)	1,546	133,945
FNF Group (Insurance)	2,673	104,889
Forest City Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	2,614	62,997
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	600	15,420
Franklin Resources, Inc. (Capital Markets)	3,202	138,743
Fulton Financial Corp. (Banks)	1,716	30,716
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	1,957	72,409
Genworth Financial, Inc.*—Class A (Insurance)	4,891	15,211
GGP, Inc. (Equity Real Estate Investment Trusts)	6,118	143,100
Glacier Bancorp, Inc. (Banks)	764	30,094
Gramercy Property Trust, Inc. (Equity Real Estate Investment Trusts)	1,574	41,963
Hancock Holding Co. (Banks)	835	41,333
Hartford Financial Services Group, Inc. (Insurance)	3,495	196,699
HCP, Inc. (Equity Real Estate Investment Trusts)	4,597	119,890
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,224	39,315
Healthcare Trust of America, Inc.—Class A (Equity Real Estate Investment Trusts)	2,008	60,320
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,012	51,521
Home BancShares, Inc. (Banks)	1,549	36,014
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	1,610	48,059
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	7,252	143,952
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	1,522	52,129
Huntington Bancshares, Inc. (Banks)	10,592	154,220
IBERIABANK Corp. (Banks)	528	40,920
Intercontinental Exchange, Inc. (Capital Markets)	5,733	404,520
International Bancshares Corp. (Banks)	531	21,081
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	1,093	19,488
Invesco, Ltd. (Capital Markets)	3,989	145,758
Investors Bancorp, Inc. (Banks)	2,490	34,561
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	2,758	104,059
Janus Henderson Group PLC (Capital Markets)	1,767	67,605
JBG Smith Properties (Equity Real Estate Investment Trusts)	915	31,778
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	445	66,274
JPMorgan Chase & Co. (Banks)	34,000	3,635,959
Kemper Corp. (Insurance)	479	33,003
KeyCorp (Banks)	10,538	212,551
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	964	71,963
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	4,171	75,704
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	819	16,052
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	823	61,100
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)	1,109	31,130
Lazard, Ltd.—Class A (Capital Markets)	1,272	66,780
Legg Mason, Inc. (Capital Markets)	838	35,179
LendingClub Corp.* (Consumer Finance)	3,659	15,112
Lexington Realty Trust (Equity Real Estate Investment Trusts)	2,122	20,477
Liberty Property Trust (Equity Real Estate Investment Trusts)	1,445	62,149
Life Storage, Inc. (Equity Real Estate Investment Trusts)	456	40,616
Lincoln National Corp. (Insurance)	2,144	164,809
Loews Corp. (Insurance)	2,705	135,331
LPL Financial Holdings, Inc. (Capital Markets)	884	50,512
M&T Bank Corp. (Banks)	1,475	252,210
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	880	18,973
Markel Corp.* (Insurance)	137	156,061
MarketAxess Holdings, Inc. (Capital Markets)	368	74,244
Marsh & McLennan Cos., Inc. (Insurance)	5,001	407,031
MasterCard, Inc.—Class A (IT Services)	9,101	1,377,527
MB Financial, Inc. (Banks)	821	36,551

See accompanying notes to financial statements.

84 :: ProFund VP Financials :: Financial Statements

Common Stocks, continued

	Shares	Value
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	3,568	$49,167
Mercury General Corp. (Insurance)	358	19,132
MetLife, Inc. (Insurance)	10,311	521,324
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	3,890	30,809
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	3,631	51,233
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	1,113	111,923
Moody’s Corp. (Capital Markets)	1,629	240,457
Morgan Stanley (Capital Markets)	13,641	715,743
MSCI, Inc.—Class A (Capital Markets)	882	111,608
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	407	30,680
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,490	64,264
Navient Corp. (Consumer Finance)	2,577	34,326
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	3,012	53,855
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	4,792	62,392
Northern Trust Corp. (Capital Markets)	2,105	210,268
Old Republic International Corp. (Insurance)	2,404	51,398
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,941	53,455
Outfront Media, Inc. (Equity Real Estate Investment Trusts)	1,358	31,506
PacWest Bancorp (Banks)	1,263	63,655
Paramount Group, Inc. (Equity Real Estate Investment Trusts)	2,000	31,700
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,579	45,396
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	676	25,127
People’s United Financial, Inc. (Banks)	3,393	63,449
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,756	31,590
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	1,415	27,748
Pinnacle Financial Partners, Inc. (Banks)	723	47,935
PNC Financial Services Group, Inc. (Banks)	4,662	672,680
Popular, Inc. (Banks)	1,000	35,490
Potlatch Corp. (Equity Real Estate Investment Trusts)	398	19,860
PRA Group, Inc.* (Consumer Finance)	443	14,708
Primerica, Inc. (Insurance)	434	44,073
Principal Financial Group, Inc. (Insurance)	2,631	185,643
ProAssurance Corp. (Insurance)	523	29,889
Prologis, Inc. (Equity Real Estate Investment Trusts)	5,214	336,355
Prosperity Bancshares, Inc. (Banks)	681	47,718
Prudential Financial, Inc. (Insurance)	4,155	477,742
Public Storage (Equity Real Estate Investment Trusts)	1,467	306,603
Quality Care Properties* (Equity Real Estate Investment Trusts)	919	12,691
Radian Group, Inc. (Thrifts & Mortgage Finance)	2,112	43,528
Raymond James Financial, Inc. (Capital Markets)	1,259	112,429
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,263	39,949
Realogy Holdings Corp. (Real Estate Management & Development)	1,319	34,954
Realty Income Corp. (Equity Real Estate Investment Trusts)	2,761	157,432
Regency Centers Corp. (Equity Real Estate Investment Trusts)	1,450	100,311
Regions Financial Corp. (Banks)	11,367	196,422
Reinsurance Group of America, Inc. (Insurance)	631	98,392
RenaissanceRe Holdings, Ltd. (Insurance)	392	49,231
Retail Properties of America, Inc. (Equity Real Estate Investment Trusts)	2,225	29,904
RLI Corp. (Insurance)	380	23,051
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	1,712	37,613
Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts)	502	34,648
S&P Global, Inc. (Capital Markets)	2,499	423,331
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,746	32,772
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	1,152	188,191
SEI Investments Co. (Capital Markets)	1,281	92,053
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	2,329	44,600
Signature Bank* (Banks)	526	72,199
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	3,046	523,121
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	963	97,196
SLM Corp.* (Consumer Finance)	4,232	47,822
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	4,467	38,327
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,558	54,613
State Street Corp. (Capital Markets)	3,634	354,715
Sterling Bancorp (Banks)	2,202	54,169
Stifel Financial Corp. (Capital Markets)	671	39,965
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,620	42,185
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	777	72,090
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	2,208	36,498
SunTrust Banks, Inc. (Banks)	4,665	301,312
SVB Financial Group* (Banks)	517	120,859
Synchrony Financial (Consumer Finance)	7,209	278,339
Synovus Financial Corp. (Banks)	1,172	56,186
T. Rowe Price Group, Inc. (Capital Markets)	2,374	249,104
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	926	24,548
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	595	38,931
TCF Financial Corp. (Banks)	1,685	34,543
TD Ameritrade Holding Corp. (Capital Markets)	2,667	136,364
Texas Capital Bancshares, Inc.* (Banks)	486	43,205
The Allstate Corp. (Insurance)	3,516	368,160
The Bank of New York Mellon Corp. (Capital Markets)	10,034	540,431
The Charles Schwab Corp. (Capital Markets)	11,691	600,567
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,215	28,674
The Goldman Sachs Group, Inc. (Capital Markets)	3,437	875,610
The Hanover Insurance Group, Inc. (Insurance)	415	44,853
The Howard Hughes Corp.* (Real Estate Management & Development)	381	50,014

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 85

Common Stocks, continued

	Shares	Value
The Macerich Co. (Equity Real Estate Investment Trusts)	1,062	$69,752
The NASDAQ OMX Group, Inc. (Capital Markets)	1,140	87,586
The Progressive Corp. (Insurance)	5,699	320,968
The Travelers Cos., Inc. (Insurance)	2,682	363,786
The Western Union Co. (IT Services)	4,501	85,564
Torchmark Corp. (Insurance)	1,052	95,427
Trustmark Corp. (Banks)	664	21,155
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	1,710	27,805
U.S. Bancorp (Banks)	15,448	827,704
UDR, Inc. (Equity Real Estate Investment Trusts)	2,622	100,999
UMB Financial Corp. (Banks)	430	30,926
Umpqua Holdings Corp. (Banks)	2,158	44,886
United Bankshares, Inc. (Banks)	1,029	35,758
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	1,616	28,749
Unum Group (Insurance)	2,199	120,703
Urban Edge Properties (Equity Real Estate Investment Trusts)	1,037	26,433
Validus Holdings, Ltd. (Insurance)	779	36,551
Valley National Bancorp (Banks)	2,589	29,049
Ventas, Inc. (Equity Real Estate Investment Trusts)	3,490	209,435
VEREIT, Inc. (Equity Real Estate Investment Trusts)	9,546	74,363
Visa, Inc.—Class A (IT Services)	17,770	2,026,136
Vornado Realty Trust (Equity Real Estate Investment Trusts)	1,689	132,046
Voya Financial, Inc. (Diversified Financial Services)	1,761	87,117
W.R. Berkley Corp. (Insurance)	943	67,566
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	817	18,252
Washington Federal, Inc. (Thrifts & Mortgage Finance)	854	29,250
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	1,820	12,958
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	769	23,931
Webster Financial Corp. (Banks)	902	50,656
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,170	38,458
Wells Fargo & Co. (Banks)	43,428	2,634,777
Welltower, Inc. (Equity Real Estate Investment Trusts)	3,629	231,421
Western Alliance Bancorp* (Banks)	951	53,846
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	7,397	260,818
White Mountains Insurance Group, Ltd. (Insurance)	35	29,795
Willis Towers Watson PLC (Insurance)	1,294	194,993
Wintrust Financial Corp. (Banks)	548	45,139
WP Carey, Inc. (Equity Real Estate Investment Trusts)	1,048	72,207
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,046	22,583
XL Group, Ltd. (Insurance)	2,509	88,216
Zions Bancorp (Banks)	1,957	99,474
TOTAL COMMON STOCKS (Cost $25,140,632)		51,627,279
TOTAL INVESTMENT SECURITIES (Cost $25,140,632)—100.3%		51,627,279
Net other assets (liabilities)—(0.3)%		(174,946)
NET ASSETS—100.0%		$51,452,333

*                           Non-income producing security.

ProFund VP Financials invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Banks	$16,737,297	32.6%
Capital Markets	7,788,838	15.1%
Consumer Finance	2,005,604	3.9%
Diversified Financial Services	3,824,951	7.4%
Equity Real Estate Investment Trusts	9,452,638	18.3%
Insurance	7,330,607	14.2%
IT Services	3,489,227	6.8%
Mortgage Real Estate Investment Trusts	466,382	0.9%
Real Estate Management & Development	292,005	0.6%
Thrifts & Mortgage Finance	239,730	0.5%
Other**	(174,946)	(0.3)%
Total	$51,452,333	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

86 :: ProFund VP Financials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$25,140,632
Securities, at value	51,627,279
Total Investment Securities, at value	51,627,279
Dividends receivable	99,515
Receivable for capital shares issued	74,631
Prepaid expenses	216
TOTAL ASSETS	51,801,641
LIABILITIES:
Payable for capital shares redeemed	47,996
Cash overdraft	145,233
Advisory fees payable	37,302
Management services fees payable	4,974
Administration fees payable	1,479
Administrative services fees payable	22,762
Distribution fees payable	24,641
Trustee fees payable	17
Transfer agency fees payable	2,277
Fund accounting fees payable	1,757
Compliance services fees payable	214
Other accrued expenses	60,656
TOTAL LIABILITIES	349,308
NET ASSETS	$51,452,333
NET ASSETS CONSIST OF:
Capital	$35,565,341
Accumulated net investment income (loss)	165,194
Accumulated net realized gains (losses) on investments	(10,764,849)
Net unrealized appreciation (depreciation) on investments	26,486,647
NET ASSETS	$51,452,333
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,228,164
Net Asset Value (offering and redemption price per share)	$41.89

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$951,497
Interest	915
TOTAL INVESTMENT INCOME	952,412
EXPENSES:
Advisory fees	351,560
Management services fees	46,874
Administration fees	17,457
Transfer agency fees	25,210
Administrative services fees	124,803
Distribution fees	117,187
Custody fees	8,383
Fund accounting fees	21,698
Trustee fees	1,250
Compliance services fees	336
Other fees	74,736
Total Gross Expenses before reductions	789,494
Expenses reduced and reimbursed by the Advisor	(2,000)
TOTAL NET EXPENSES	787,494
NET INVESTMENT INCOME (LOSS)	164,918
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	40,856
Change in net unrealized appreciation/depreciation on investment securities	7,172,133
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	7,212,989
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,377,907

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 87

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$164,918	$166,544
Net realized gains (losses) on investments	40,856	1,940,047
Change in net unrealized appreciation/depreciation on investments	7,172,133	1,350,257
Change in net assets resulting from operations	7,377,907	3,456,848
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(166,272)	(105,552)
Change in net assets resulting from distributions	(166,272)	(105,552)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	40,449,227	40,924,135
Distributions reinvested	166,272	105,552
Value of shares redeemed	(42,499,334)	(41,199,999)
Change in net assets resulting from capital transactions	(1,883,835)	(170,312)
Change in net assets	5,327,800	3,180,984
NET ASSETS:
Beginning of period	46,124,533	42,943,549
End of period	$51,452,333	$46,124,533
Accumulated net investment income (loss)	$165,194	$166,548
SHARE TRANSACTIONS:
Issued	1,052,057	1,270,436
Reinvested	4,193	3,276
Redeemed	(1,124,921)	(1,364,181)
Change in shares	(68,671)	(90,469)

See accompanying notes to financial statements.

88 :: ProFund VP Financials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$35.57	$30.95	$31.53	$27.98	$21.27

Investment Activities:
Net investment income (loss)(a)	0.13	0.17	0.09	0.08	0.05
Net realized and unrealized gains (losses) on investments	6.32	4.56	(0.56)	3.53	6.76
Total income (loss) from investment activities	6.45	4.73	(0.47)	3.61	6.81

Distributions to Shareholders From:
Net investment income	(0.13)	(0.11)	(0.11)	(0.06)	(0.10)

Net Asset Value, End of Period	$41.89	$35.57	$30.95	$31.53	$27.98

Total Return	18.19%	15.32%	(1.49)%	12.92%	32.08%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.71%	1.74%	1.73%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.35%	0.56%	0.27%	0.27%	0.19%

Supplemental Data:
Net assets, end of period (000’s)	$51,452	$46,125	$42,944	$43,220	$43,913
Portfolio turnover rate(b)	64%	98%	97%	49%	72%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Government Money Market :: 89

ProFund VP Government Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2017, the Fund returned 0.02%. The Fund’s seven-day yield, as of December 31, 2017, was 0.02%(1).

An investment in this ProFund VP is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	45%
Repurchase Agreements	77%
Total Exposure	122%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The seven-day yield quotation more closely reflects the current earnings of the government money market fund than the total return quotation. The seven-day yield reflects a reduction in the Fund’s fees. Without the reduction of fees, the yield would have been (0.02)%.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

90 :: ProFund VP Government Money Market :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

U.S. Treasury Obligations (45.1%)

	Principal Amount	Value
U.S. Treasury Bill
1.02%+, 3/1/18	$15,000,000	$14,974,581
1.01%+, 1/18/18	10,000,000	9,994,964
1.16%+, 2/8/18	40,000,000	39,949,945
1.28%+, 3/15/18	20,000,000	19,947,683
TOTAL U.S. TREASURY OBLIGATIONS (Cost $84,867,173)		84,867,173
Repurchase Agreements(a) (77.0%)
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $145,023,403	145,003,000	145,003,000
TOTAL REPURCHASE AGREEMENTS (Cost $145,003,000)		145,003,000
TOTAL INVESTMENT SECURITIES (Cost $229,870,173)—122.1%		229,870,173
Net other assets (liabilities)—(22.1)%		(41,653,140)
NET ASSETS—100.0%		$188,217,033

+                           Reflects the effective yield or interest rate in effect at December 31, 2017.

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Government Money Market :: 91

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$229,870,173
Securities, at value	84,867,173
Repurchase agreements, at value	145,003,000
Total Investment Securities, at value	229,870,173
Cash	555
Interest receivable	15,302
Receivable for capital shares issued	353,415
Prepaid expenses	717
TOTAL ASSETS	230,240,162
LIABILITIES:
Payable for capital shares redeemed	41,625,790
Advisory fees payable	116,522
Management services fees payable	15,536
Administration fees payable	5,760
Trustee fees payable	66
Transfer agency fees payable	8,866
Fund accounting fees payable	6,842
Compliance services fees payable	875
Other accrued expenses	242,872
TOTAL LIABILITIES	42,023,129
NET ASSETS	$188,217,033
NET ASSETS CONSIST OF:
Capital	$188,263,347
Accumulated net realized gains (losses) on investments	(46,314)
NET ASSETS	$188,217,033
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	188,263,347
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$1,606,182
EXPENSES:
Advisory fees	1,432,627
Management services fees	191,016
Administration fees	71,041
Transfer agency fees	102,401
Custody fees	27,972
Fund accounting fees	80,154
Trustee fees	4,902
Compliance services fees	1,428
Audit fees	113,702
Printing fees	120,878
Other fees	40,739
Total Gross Expenses before reductions	2,186,860
Expenses reduced and reimbursed by the Advisor	(606,845)
TOTAL NET EXPENSES	1,580,015
NET INVESTMENT INCOME	26,167
REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(42,170)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS	(42,170)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,003)

See accompanying notes to financial statements.

92 :: ProFund VP Government Money Market :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income	$26,167	$28,025
Net realized gains (losses) on investments	(42,170)	9,817
Change in net assets resulting from operations	(16,003)	37,842
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(38,688)	(41,087)
Change in net assets resulting from distributions	(38,688)	(41,087)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,002,527,732	2,533,007,429
Distributions reinvested	38,688	41,087
Value of shares redeemed	(2,934,393,496)	(2,611,298,667)
Change in net assets resulting from capital transactions	68,172,924	(78,250,151)
Change in net assets	68,118,233	(78,253,396)
NET ASSETS:
Beginning of period	120,098,800	198,352,196
End of period	$188,217,033	$120,098,800
SHARE TRANSACTIONS:
Issued	3,002,527,732	2,533,007,429
Reinvested	38,688	41,087
Redeemed	(2,934,393,496)	(2,611,298,667)
Change in shares	68,172,924	(78,250,151)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Government Money Market :: 93

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016		Year Ended Dec. 31, 2015		Year Ended Dec. 31, 2014		Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000		$1.000		$1.000

Investment Activities:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net realized gains (losses) on investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total income from investment activities	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Distributions to Shareholders From:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.02%		0.02%		0.02%		0.02%		0.02%

Ratios to Average Net Assets:
Gross expenses	1.14%		1.14%		1.17%		1.13%		1.12%
Net expenses(b)	0.83%		0.29%		0.06%		—	(c)	0.01%
Net investment income	0.01%		0.01%		0.02%		0.02%		0.02%

Supplemental Data:
Net assets, end of period (000’s)	$188,217		$120,099		$198,352		$130,026		$188,760

(a)                   Amount is less than $0.0005.

(b)                   The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum net yield.

(c)                    Amount is less than 0.005%.

See accompanying notes to financial statements.

94 :: ProFund VP Health Care :: Management Discussion of Fund Performance

ProFund VP Health Care seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health Care Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 20.92%. For the same period, the Index had a return of 22.84%(1) and a volatility of 8.73%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices, and pharmaceuticals.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Health Care	20.92%	16.07%	9.75%
Dow Jones U.S. Health Care Index	22.84%	17.93%	11.56%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Health Care	1.65%	1.65%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	11.3%
Pfizer, Inc.	6.5%
UnitedHealth Group, Inc.	6.5%
AbbVie, Inc.	4.7%
Merck & Co., Inc.	4.6%

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	33%
Biotechnology	23%
Health Care Equipment & Supplies	21%
Health Care Providers & Services	18%
Life Sciences Tools & Services	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)                   The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Health Care :: 95

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.3%)

	Shares	Value
Abbott Laboratories (Health Care Equipment & Supplies)	28,202	$1,609,488
AbbVie, Inc. (Biotechnology)	25,828	2,497,827
ABIOMED, Inc.* (Health Care Equipment & Supplies)	682	127,814
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	1,326	43,267
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	1,592	47,935
Aetna, Inc. (Health Care Providers & Services)	5,282	952,820
Agios Pharmaceuticals, Inc.* (Biotechnology)	673	38,475
Akorn, Inc.* (Pharmaceuticals)	1,521	49,022
Alexion Pharmaceuticals, Inc.* (Biotechnology)	3,621	433,035
Align Technology, Inc.* (Health Care Equipment & Supplies)	1,169	259,740
Alkermes PLC* (Biotechnology)	2,494	136,497
Allergan PLC (Pharmaceuticals)	5,390	881,696
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1,325	168,341
Amgen, Inc. (Biotechnology)	11,759	2,044,891
Anthem, Inc. (Health Care Providers & Services)	4,160	936,042
Baxter International, Inc. (Health Care Equipment & Supplies)	8,124	525,135
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	4,300	920,385
Biogen, Inc.* (Biotechnology)	3,423	1,090,465
BioMarin Pharmaceutical, Inc.* (Biotechnology)	2,843	253,510
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	328	78,284
Bio-Techne Corp. (Life Sciences Tools & Services)	607	78,637
Bioverativ, Inc.* (Biotechnology)	1,752	94,468
Bluebird Bio, Inc.* (Biotechnology)	794	141,411
Boston Scientific Corp.* (Health Care Equipment & Supplies)	22,249	551,553
Bristol-Myers Squibb Co. (Pharmaceuticals)	26,520	1,625,146
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	3,021	29,304
Bruker Corp. (Life Sciences Tools & Services)	1,635	56,113
Catalent, Inc.* (Pharmaceuticals)	2,154	88,486
Celgene Corp.* (Biotechnology)	12,756	1,331,216
Centene Corp.* (Health Care Providers & Services)	2,797	282,161
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	765	83,729
Cigna Corp. (Health Care Providers & Services)	3,997	811,751
Clovis Oncology, Inc.* (Biotechnology)	792	53,856
Danaher Corp. (Health Care Equipment & Supplies)	9,920	920,774
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	2,454	177,302
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	3,719	244,822
DexCom, Inc.* (Health Care Equipment & Supplies)	1,406	80,690
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	3,426	386,144
Eli Lilly & Co. (Pharmaceuticals)	15,697	1,325,769
Endo International PLC* (Pharmaceuticals)	3,256	25,234
Envision Healthcare Corp.* (Health Care Providers & Services)	1,958	67,668
Exact Sciences Corp.* (Biotechnology)	1,937	101,770
Exelixis, Inc.* (Biotechnology)	4,556	138,502
Express Scripts Holding Co.* (Health Care Providers & Services)	9,176	684,897
Gilead Sciences, Inc. (Biotechnology)	21,166	1,516,332
Haemonetics Corp.* (Health Care Equipment & Supplies)	855	49,658
Halyard Health, Inc.* (Health Care Equipment & Supplies)	755	34,866
HCA Holdings, Inc.* (Health Care Providers & Services)	4,592	403,361
Healthcare Services Group, Inc. (Commercial Services & Supplies)	1,187	62,579
HealthSouth Corp. (Health Care Providers & Services)	1,602	79,155
Henry Schein, Inc.* (Health Care Providers & Services)	2,540	177,495
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	1,064	89,685
Hologic, Inc.* (Health Care Equipment & Supplies)	4,467	190,964
Horizon Pharma PLC* (Pharmaceuticals)	2,655	38,763
Humana, Inc. (Health Care Providers & Services)	2,313	573,786
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	1,412	220,809
Illumina, Inc.* (Life Sciences Tools & Services)	2,365	516,729
Impax Laboratories, Inc.* (Pharmaceuticals)	1,201	19,997
INC Research Holdings, Inc.*—Class A (Life Sciences Tools & Services)	913	39,807
Incyte Corp.* (Biotechnology)	2,835	268,503
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	1,033	49,439
Intercept Pharmaceuticals, Inc.* (Biotechnology)	295	17,234
Intrexon Corp.* (Biotechnology)	1,020	11,750
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	1,816	662,731
Ionis Pharmaceuticals, Inc.* (Biotechnology)	2,021	101,656
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	2,359	230,946
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	973	131,014
Johnson & Johnson (Pharmaceuticals)	43,532	6,082,292
Juno Therapeutics, Inc.* (Biotechnology)	1,404	64,177
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	1,647	262,713
LifePoint Health, Inc.* (Health Care Providers & Services)	640	31,872
Ligand Pharmaceuticals, Inc.*—Class B (Biotechnology)	343	46,967
Magellan Health, Inc.* (Health Care Providers & Services)	391	37,751
Mallinckrodt PLC* (Pharmaceuticals)	1,540	34,742
Masimo Corp.* (Health Care Equipment & Supplies)	768	65,126
MEDNAX, Inc.* (Health Care Providers & Services)	1,518	81,122

See accompanying notes to financial statements.

96 :: ProFund VP Health Care :: Financial Statements

Common Stocks, continued

	Shares	Value
Medtronic PLC (Health Care Equipment & Supplies)	21,931	$1,770,929
Merck & Co., Inc. (Pharmaceuticals)	44,318	2,493,774
Molina Healthcare, Inc.* (Health Care Providers & Services)	715	54,826
Mylan N.V.* (Pharmaceuticals)	8,691	367,716
Myriad Genetics, Inc.* (Biotechnology)	1,121	38,501
Nektar Therapeutics* (Pharmaceuticals)	2,549	152,226
Neurocrine Biosciences, Inc.* (Biotechnology)	1,433	111,186
NuVasive, Inc.* (Health Care Equipment & Supplies)	824	48,196
OPKO Health, Inc.* (Biotechnology)	5,890	28,861
Owens & Minor, Inc. (Health Care Providers & Services)	994	18,767
Pacira Pharmaceuticals, Inc.* (Pharmaceuticals)	659	30,083
Patterson Cos., Inc. (Health Care Providers & Services)	1,338	48,342
Perrigo Co. PLC (Pharmaceuticals)	2,123	185,041
Pfizer, Inc. (Pharmaceuticals)	96,579	3,498,092
Portola Pharmaceuticals, Inc.* (Biotechnology)	1,055	51,357
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	810	73,767
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	859	38,148
Quest Diagnostics, Inc. (Health Care Providers & Services)	2,211	217,761
Radius Health, Inc.* (Biotechnology)	659	20,936
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	1,249	469,574
ResMed, Inc. (Health Care Equipment & Supplies)	2,298	194,618
Seattle Genetics, Inc.* (Biotechnology)	1,564	83,674
STERIS PLC (Health Care Equipment & Supplies)	1,376	120,359
Stryker Corp. (Health Care Equipment & Supplies)	5,212	807,026
Teleflex, Inc. (Health Care Equipment & Supplies)	733	182,385
Tenet Healthcare Corp.* (Health Care Providers & Services)	1,311	19,875
TESARO, Inc.* (Biotechnology)	617	51,131
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	791	172,343
The Medicines Co.* (Pharmaceuticals)	1,042	28,488
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	6,496	1,233,460
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	641	29,730
United Therapeutics Corp.* (Biotechnology)	702	103,861
UnitedHealth Group, Inc. (Health Care Providers & Services)	15,701	3,461,441
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	1,419	160,844
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	1,484	164,947
Vertex Pharmaceuticals, Inc.* (Biotechnology)	4,096	613,827
Waters Corp.* (Life Sciences Tools & Services)	1,291	249,408
WellCare Health Plans, Inc.* (Health Care Providers & Services)	724	145,604
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	1,203	118,700
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	3,281	395,918
Zoetis, Inc. (Pharmaceuticals)	7,893	568,612
TOTAL COMMON STOCKS (Cost $16,894,666)		53,294,427
Contingent Right(NM)
Dyax Corp.*^+(a) (Biotechnology)	3,716	4,125
TOTAL CONTINGENT RIGHT (Cost $—)		4,125
TOTAL INVESTMENT SECURITIES (Cost $16,894,666)—99.3%		53,298,552
Net other assets (liabilities)—0.7%		371,353
NET ASSETS—100.0%		$53,669,905

*                           Non-income producing security.

^                            The Advisor has deemed this security to be illiquid. As of December 31, 2017, this security represented 0.008% of the net assets of the Fund.

+                           This security was fair valued based on procedures approved by the Board of Trustees. As of December 31, 2017, this security represented 0.008% of the net assets of the Fund.

(a)                   Expiration is on or before December 31, 2019; expiration is subject to contingencies. Rights entitle the Fund to cash if the company receives U.S. Food and Drug Administration approval on a specific medication that is being developed.

NM                   Not meaningful, amount is less than 0.05%.

ProFund VP Health Care invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Biotechnology	$12,205,581	22.7%
Commercial Services & Supplies	62,579	0.1%
Health Care Equipment & Supplies	10,965,244	20.4%
Health Care Providers & Services	9,759,927	18.2%
Life Sciences Tools & Services	2,640,880	4.9%
Pharmaceuticals	17,664,341	33.0%
Other**	371,353	0.7%
Total	$53,669,905	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 97

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$16,894,666
Securities, at value	53,298,552
Total Investment Securities, at value	53,298,552
Dividends receivable	40,463
Receivable for capital shares issued	8,521
Receivable for investments sold	753,324
Prepaid expenses	235
TOTAL ASSETS	54,101,095
LIABILITIES:
Payable for investments purchased	130,612
Payable for capital shares redeemed	52,723
Cash overdraft	125,881
Advisory fees payable	34,708
Management services fees payable	4,628
Administration fees payable	1,560
Administrative services fees payable	19,728
Distribution fees payable	22,817
Trustee fees payable	18
Transfer agency fees payable	2,401
Fund accounting fees payable	1,853
Compliance services fees payable	254
Other accrued expenses	34,007
TOTAL LIABILITIES	431,190
NET ASSETS	$53,669,905
NET ASSETS CONSIST OF:
Capital	$18,377,702
Accumulated net investment income (loss)	11,696
Accumulated net realized gains (losses) on investments	(1,123,379)
Net unrealized appreciation (depreciation) on investments	36,403,886
NET ASSETS	$53,669,905
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	732,438
Net Asset Value (offering and redemption price per share)	$73.28

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$873,720
Interest	698
TOTAL INVESTMENT INCOME	874,418
EXPENSES:
Advisory fees	409,335
Management services fees	54,578
Administration fees	20,289
Transfer agency fees	29,232
Administrative services fees	145,493
Distribution fees	136,445
Custody fees	10,416
Fund accounting fees	23,694
Trustee fees	1,421
Compliance services fees	358
Other fees	58,698
Recoupment of prior expenses reduced by the Advisor	6,026
TOTAL NET EXPENSES	895,985
NET INVESTMENT INCOME (LOSS)	(21,567)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,068,431
Change in net unrealized appreciation/depreciation on investment securities	6,559,864
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	9,628,295
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,606,728

See accompanying notes to financial statements.

98 :: ProFund VP Health Care :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(21,567)	$(45,576)
Net realized gains (losses) on investments	3,068,431	6,713,604
Change in net unrealized appreciation/depreciation on investments	6,559,864	(10,698,892)
Change in net assets resulting from operations	9,606,728	(4,030,864)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(3,659,790)	—
Change in net assets resulting from distributions	(3,659,790)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	33,574,736	26,292,933
Distributions reinvested	3,659,790	—
Value of shares redeemed	(38,255,930)	(51,360,037)
Change in net assets resulting from capital transactions	(1,021,404)	(25,067,104)
Change in net assets	4,925,534	(29,097,968)
NET ASSETS:
Beginning of period	48,744,371	77,842,339
End of period	$53,669,905	$48,744,371
Accumulated net investment income (loss)	$11,696	$—
SHARE TRANSACTIONS:
Issued	459,830	400,367
Reinvested	50,114	—
Redeemed	(534,599)	(803,271)
Change in shares	(24,655)	(402,904)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Health Care :: 99

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$64.38	$67.11	$63.90	$51.71	$37.12

Investment Activities:
Net investment income (loss)(a)	(0.03)	(0.05)	(0.15)	(0.08)	0.05
Net realized and unrealized gains (losses) on investments	13.49	(2.68)	3.36	12.31	14.69
Total income (loss) from investment activities	13.46	(2.73)	3.21	12.23	14.74

Distributions to Shareholders From:
Net investment income	—	—	—	(0.04)	(0.15)
Net realized gains on investments	(4.56)	—	—	—	—
Total distributions	(4.56)	—	—	(0.04)	(0.15)

Net Asset Value, End of Period	$73.28	$64.38	$67.11	$63.90	$51.71

Total Return	20.92%	(4.05)%	5.02%	23.67%	39.78%

Ratios to Average Net Assets:
Gross expenses	1.64%	1.68%	1.69%	1.69%	1.72%
Net expenses	1.64%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.04)%	(0.08)%	(0.22)%	(0.14)%	0.10%
Supplemental Data:
Net assets, end of period (000’s)	$53,670	$48,744	$77,842	$84,601	$58,038
Portfolio turnover rate(b)	43%	24%	47%	47%	62%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

100 :: ProFund VP Industrials :: Management Discussion of Fund Performance

ProFund VP Industrials seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Industrials Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 22.40%. For the same period, the Index had a total return of 24.54%(1) and a volatility of 8.74%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrials from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Industrials	22.40%	15.18%	7.74%
Dow Jones U.S. Industrials Index	24.54%	17.17%	9.51%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Industrials	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
The Boeing Co.	5.0%
General Electric Co.	4.6%
3M Co.	4.2%
Honeywell International, Inc.	3.5%
Union Pacific Corp.	3.2%

Dow Jones U.S. Industrials Index — Composition

% of Index
Capital Goods	58%
Software & Services	13%
Transportation	13%
Materials	6%
Technology Hardware & Equipment	5%
Commercial & Professional Services	4%
Pharmaceuticals, Biotechnology & Life Sciences	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Industrials :: 101

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.0%)

	Shares	Value
3M Co. (Industrial Conglomerates)	7,001	$1,647,825
A.O. Smith Corp. (Building Products)	1,679	102,889
Accenture PLC—Class A (IT Services)	7,366	1,127,662
Actuant Corp.—Class A (Machinery)	631	15,964
Acuity Brands, Inc. (Electrical Equipment)	445	78,320
AECOM Technology Corp.* (Construction & Engineering)	1,804	67,019
AGCO Corp. (Machinery)	696	49,715
Agilent Technologies, Inc. (Life Sciences Tools & Services)	3,818	255,692
Air Lease Corp. (Trading Companies & Distributors)	1,013	48,715
Allegion PLC (Building Products)	1,002	79,719
Alliance Data Systems Corp. (IT Services)	507	128,514
Allison Transmission Holdings, Inc. (Machinery)	1,562	67,275
AMETEK, Inc. (Electrical Equipment)	2,720	197,118
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	3,644	319,943
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	305	23,180
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	409	27,853
AptarGroup, Inc. (Containers & Packaging)	657	56,686
Arconic, Inc. (Aerospace & Defense)	5,032	137,122
Armstrong World Industries, Inc.* (Building Products)	558	33,787
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	928	74,620
Automatic Data Processing, Inc. (IT Services)	5,243	614,427
Avery Dennison Corp. (Containers & Packaging)	932	107,050
Avnet, Inc. (Electronic Equipment, Instruments & Components)	1,417	56,142
Ball Corp. (Containers & Packaging)	4,116	155,791
Barnes Group, Inc. (Machinery)	520	32,900
Belden, Inc. (Electronic Equipment, Instruments & Components)	445	34,341
Bemis Co., Inc. (Containers & Packaging)	958	45,783
Berry Plastics Group, Inc.* (Containers & Packaging)	1,523	89,354
Booz Allen Hamilton Holding Corp. (IT Services)	1,679	64,020
Broadridge Financial Solutions, Inc. (IT Services)	1,371	124,185
BWX Technologies, Inc. (Aerospace & Defense)	1,048	63,394
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	1,612	143,613
Carlisle Cos., Inc. (Industrial Conglomerates)	654	74,327
Caterpillar, Inc. (Machinery)	6,981	1,100,067
Chicago Bridge & Iron Co. N.V. (Construction & Engineering)	1,070	17,270
Cintas Corp. (Commercial Services & Supplies)	908	141,494
Clean Harbors, Inc.* (Commercial Services & Supplies)	547	29,647
Cognex Corp. (Electronic Equipment, Instruments & Components)	2,109	128,986
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	260	73,377
Colfax Corp.* (Machinery)	1,039	41,165
Conduent, Inc.* (IT Services)	2,368	38,267
Convergys Corp. (IT Services)	975	22,913
CoreLogic, Inc.* (IT Services)	869	40,156
CoStar Group, Inc.* (Internet Software & Services)	381	113,138
Covanta Holding Corp. (Commercial Services & Supplies)	1,523	25,739
Crane Co. (Machinery)	532	47,465
Crown Holdings, Inc.* (Containers & Packaging)	1,558	87,638
CSX Corp. (Road & Rail)	10,556	580,686
Cummins, Inc. (Machinery)	1,787	315,656
Curtiss-Wright Corp. (Aerospace & Defense)	466	56,782
Deere & Co. (Machinery)	3,797	594,268
Deluxe Corp. (Commercial Services & Supplies)	508	39,035
Donaldson Co., Inc. (Machinery)	1,511	73,963
Dover Corp. (Machinery)	1,785	180,267
Eagle Materials, Inc. (Construction Materials)	513	58,123
Eaton Corp. PLC (Electrical Equipment)	5,212	411,800
EMCOR Group, Inc. (Construction & Engineering)	620	50,685
Emerson Electric Co. (Electrical Equipment)	7,617	530,829
EnerSys (Electrical Equipment)	444	30,916
Equifax, Inc. (Professional Services)	1,408	166,031
Esterline Technologies Corp.* (Aerospace & Defense)	278	20,767
Euronet Worldwide, Inc.* (IT Services)	556	46,854
Expeditors International of Washington, Inc. (Air Freight & Logistics)	2,157	139,536
Fastenal Co. (Trading Companies & Distributors)	3,455	188,954
FedEx Corp. (Air Freight & Logistics)	2,885	719,923
Fidelity National Information Services, Inc. (IT Services)	3,945	371,185
First Data Corp.* (IT Services)	5,227	87,343
Fiserv, Inc.* (IT Services)	2,481	325,334
FleetCor Technologies, Inc.* (IT Services)	945	181,846
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	1,603	74,732
Flowserve Corp. (Machinery)	1,519	63,995
Fluor Corp. (Construction & Engineering)	1,617	83,518
Fortive Corp. (Machinery)	3,650	264,078
Fortune Brands Home & Security, Inc. (Building Products)	1,766	120,865
FTI Consulting, Inc.* (Professional Services)	400	17,184
GATX Corp. (Trading Companies & Distributors)	404	25,113
Generac Holdings, Inc.* (Electrical Equipment)	656	32,485
General Dynamics Corp. (Aerospace & Defense)	3,352	681,964
General Electric Co. (Industrial Conglomerates)	102,626	1,790,823
Genesee & Wyoming, Inc.*—Class A (Road & Rail)	651	51,253
Genpact, Ltd. (IT Services)	1,750	55,545
Global Payments, Inc. (IT Services)	1,820	182,437
Graco, Inc. (Machinery)	1,776	80,311
Graphic Packaging Holding Co. (Containers & Packaging)	3,692	57,041
Harris Corp. (Communications Equipment)	1,399	198,168
HD Supply Holdings, Inc.* (Trading Companies & Distributors)	2,251	90,108
HEICO Corp. (Aerospace & Defense)	274	25,852
HEICO Corp.—Class A (Aerospace & Defense)	481	38,023
Hexcel Corp. (Aerospace & Defense)	947	58,572
Hillenbrand, Inc. (Machinery)	665	29,726

See accompanying notes to financial statements.

102 :: ProFund VP Industrials :: Financial Statements

Common Stocks, continued

	Shares	Value
Honeywell International, Inc. (Industrial Conglomerates)	9,024	$1,383,921
Hubbell, Inc. (Electrical Equipment)	577	78,091
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	479	112,900
IDEX Corp. (Machinery)	806	106,368
Illinois Tool Works, Inc. (Machinery)	3,676	613,341
Ingersoll-Rand PLC (Machinery)	2,918	260,256
International Paper Co. (Containers & Packaging)	4,920	285,064
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	396	84,795
Itron, Inc.* (Electronic Equipment, Instruments & Components)	360	24,552
ITT, Inc. (Machinery)	928	49,527
J.B. Hunt Transport Services, Inc. (Road & Rail)	903	103,827
Jabil, Inc. (Electronic Equipment, Instruments & Components)	2,146	56,333
Jack Henry & Associates, Inc. (IT Services)	815	95,322
Jacobs Engineering Group, Inc. (Construction & Engineering)	1,412	93,135
Johnson Controls International PLC (Building Products)	10,891	415,057
Kansas City Southern Industries, Inc. (Road & Rail)	1,092	114,900
KBR, Inc. (Construction & Engineering)	1,619	32,105
Kennametal, Inc. (Machinery)	855	41,391
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	2,238	93,101
Kirby Corp.* (Marine)	567	37,876
KLX, Inc.* (Aerospace & Defense)	543	37,060
L3 Technologies, Inc. (Aerospace & Defense)	824	163,028
Landstar System, Inc. (Road & Rail)	442	46,012
Lennox International, Inc. (Building Products)	397	82,679
Lincoln Electric Holdings, Inc. (Machinery)	652	59,710
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	240	47,477
Lockheed Martin Corp. (Aerospace & Defense)	2,914	935,540
Louisiana-Pacific Corp.* (Paper & Forest Products)	1,669	43,828
Macquarie Infrastructure Corp. (Transportation Infrastructure)	839	53,864
ManpowerGroup, Inc. (Professional Services)	699	88,151
Martin Marietta Materials, Inc. (Construction Materials)	663	146,550
Masco Corp. (Building Products)	3,742	164,423
MasTec, Inc.* (Construction & Engineering)	707	34,608
MAXIMUS, Inc. (IT Services)	687	49,175
MDU Resources Group, Inc. (Multi-Utilities)	2,342	62,953
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	270	167,270
Moog, Inc.*—Class A (Aerospace & Defense)	341	29,616
MRC Global, Inc.* (Trading Companies & Distributors)	997	16,869
MSA Safety, Inc. (Commercial Services & Supplies)	357	27,675
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	470	45,430
Mueller Industries, Inc. (Machinery)	610	21,612
National Instruments Corp. (Electronic Equipment, Instruments & Components)	1,131	47,084
Nordson Corp. (Machinery)	536	78,470
Norfolk Southern Corp. (Road & Rail)	3,442	498,746
Northrop Grumman Corp. (Aerospace & Defense)	2,118	650,035
NOW, Inc.* (Trading Companies & Distributors)	1,136	12,530
Old Dominion Freight Line, Inc. (Road & Rail)	721	94,848
Orbital ATK, Inc. (Aerospace & Defense)	609	80,084
Oshkosh Corp. (Machinery)	793	72,076
Owens Corning (Building Products)	1,315	120,901
Owens-Illinois, Inc.* (Containers & Packaging)	1,860	41,236
PACCAR, Inc. (Machinery)	4,132	293,703
Packaging Corp. of America (Containers & Packaging)	995	119,947
Parker-Hannifin Corp. (Machinery)	1,546	308,551
Paychex, Inc. (IT Services)	3,797	258,500
PayPal Holdings, Inc.* (IT Services)	13,329	981,282
Pentair PLC (Machinery)	2,024	142,935
PerkinElmer, Inc. (Life Sciences Tools & Services)	1,304	95,348
Quanta Services, Inc.* (Construction & Engineering)	1,773	69,342
Raytheon Co. (Aerospace & Defense)	3,473	652,403
Regal Beloit Corp. (Electrical Equipment)	467	35,772
Republic Services, Inc.—Class A (Commercial Services & Supplies)	2,680	181,195
Robert Half International, Inc. (Professional Services)	1,463	81,255
Rockwell Automation, Inc. (Electrical Equipment)	1,497	293,936
Rockwell Collins, Inc. (Aerospace & Defense)	1,858	251,982
Roper Technologies, Inc. (Industrial Conglomerates)	1,080	279,720
Ryder System, Inc. (Road & Rail)	559	47,051
Sabre Corp. (IT Services)	2,482	50,881
Sealed Air Corp. (Containers & Packaging)	2,185	107,721
Sensata Technologies Holding N.V.* (Electrical Equipment)	2,088	106,718
Silgan Holdings, Inc. (Containers & Packaging)	780	22,924
Sonoco Products Co. (Containers & Packaging)	1,049	55,744
Spirit AeroSystems Holdings, Inc.—Class A (Aerospace & Defense)	1,361	118,747
Square, Inc.*—Class A (IT Services)	3,118	108,101
Stericycle, Inc.* (Commercial Services & Supplies)	901	61,259
Summit Materials, Inc.*—Class A (Construction Materials)	1,150	36,156
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	4,133	392,800
Teledyne Technologies, Inc.* (Aerospace & Defense)	374	67,750
Terex Corp. (Machinery)	843	40,649
Tetra Tech, Inc. (Commercial Services & Supplies)	588	28,312
Textron, Inc. (Aerospace & Defense)	3,061	173,222
The Boeing Co. (Aerospace & Defense)	6,611	1,949,649
The Brink’s Co. (Commercial Services & Supplies)	533	41,947
The Sherwin-Williams Co. (Chemicals)	868	355,915
The Timken Co. (Machinery)	721	35,437
The Toro Co. (Machinery)	1,137	74,167
Total System Services, Inc. (IT Services)	2,047	161,897
TransDigm Group, Inc. (Aerospace & Defense)	510	140,056
Transunion* (Professional Services)	1,719	94,476
Trimble Navigation, Ltd.* (Electronic Equipment, Instruments & Components)	2,938	119,400
Trinity Industries, Inc. (Machinery)	1,742	65,255
Union Pacific Corp. (Road & Rail)	9,291	1,245,923
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	8,094	964,400

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 103

Common Stocks, continued

	Shares	Value
United Rentals, Inc.* (Trading Companies & Distributors)	892	$153,344
United Technologies Corp. (Aerospace & Defense)	8,822	1,125,423
Univar, Inc.* (Trading Companies & Distributors)	1,224	37,895
Universal Display Corp. (Electronic Equipment, Instruments & Components)	442	76,311
USG Corp.* (Building Products)	940	36,246
Valmont Industries, Inc. (Construction & Engineering)	239	39,638
VeriFone Systems, Inc.* (Electronic Equipment, Instruments & Components)	1,325	23,466
Verisk Analytics, Inc.*—Class A (Professional Services)	1,781	170,977
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	1,532	31,789
Vulcan Materials Co. (Construction Materials)	1,536	197,176
W.W. Grainger, Inc. (Trading Companies & Distributors)	547	129,229
Wabtec Corp. (Machinery)	901	73,368
Waste Management, Inc. (Commercial Services & Supplies)	4,778	412,341
Watsco, Inc. (Trading Companies & Distributors)	322	54,753
Welbilt, Inc.* (Machinery)	1,612	37,898
WESCO International, Inc.* (Trading Companies & Distributors)	496	33,802
WestRock Co. (Containers & Packaging)	2,968	187,607
WEX, Inc.* (IT Services)	421	59,458
Woodward, Inc. (Machinery)	581	44,470
XPO Logistics, Inc.* (Air Freight & Logistics)	1,050	96,170
Xylem, Inc. (Machinery)	2,177	148,471
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	561	58,232
TOTAL COMMON STOCKS (Cost $26,358,932)		39,286,737

Repurchase Agreements(a) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $38,005	$38,000	$38,000
TOTAL REPURCHASE AGREEMENTS (Cost $38,000)		38,000
TOTAL INVESTMENT SECURITIES (Cost $26,396,932)—100.1%		39,324,737
Net other assets (liabilities)—(0.1)%		(34,113)
NET ASSETS—100.0%		$39,290,624

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Industrials invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$7,569,971	19.3%
Air Freight & Logistics	2,063,642	5.3%
Building Products	1,156,566	2.9%
Chemicals	355,915	0.9%
Commercial Services & Supplies	988,644	2.5%
Communications Equipment	198,168	0.5%
Construction & Engineering	487,320	1.2%
Construction Materials	438,005	1.1%
Containers & Packaging	1,419,586	3.6%
Electrical Equipment	1,795,985	4.6%
Electronic Equipment, Instruments & Components	1,840,661	4.7%
Industrial Conglomerates	5,176,616	13.2%
Internet Software & Services	113,138	0.3%
IT Services	5,175,304	13.1%
Life Sciences Tools & Services	518,310	1.3%
Machinery	5,524,470	14.1%
Marine	37,876	0.1%
Multi-Utilities	62,953	0.2%
Paper & Forest Products	43,828	0.1%
Professional Services	618,074	1.6%
Road & Rail	2,783,246	7.1%
Trading Companies & Distributors	864,595	2.2%
Transportation Infrastructure	53,864	0.1%
Other**	3,887	NM
Total	$39,290,624	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%

See accompanying notes to financial statements.

104 :: ProFund VP Industrials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$26,396,932
Securities, at value	39,286,737
Repurchase agreements, at value	38,000
Total Investment Securities, at value	39,324,737
Cash	19,779
Dividends and interest receivable	33,963
Receivable for capital shares issued	2,852,482
Prepaid expenses	112
TOTAL ASSETS	42,231,073
LIABILITIES:
Payable for investments purchased	2,857,423
Advisory fees payable	27,003
Management services fees payable	3,600
Administration fees payable	1,016
Administrative services fees payable	15,846
Distribution fees payable	17,122
Trustee fees payable	12
Transfer agency fees payable	1,564
Fund accounting fees payable	1,207
Compliance services fees payable	140
Other accrued expenses	15,516
TOTAL LIABILITIES	2,940,449
NET ASSETS	$39,290,624
NET ASSETS CONSIST OF:
Capital	$28,341,578
Accumulated net investment income (loss)	45,549
Accumulated net realized gains (losses) on investments	(2,024,308)
Net unrealized appreciation (depreciation) on investments	12,927,805
NET ASSETS	$39,290,624
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	470,983
Net Asset Value (offering and redemption price per share)	$83.42

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$532,326
Interest	374
Foreign tax withholding	(17)
TOTAL INVESTMENT INCOME	532,683
EXPENSES:
Advisory fees	221,835
Management services fees	29,578
Administration fees	10,953
Transfer agency fees	15,857
Administrative services fees	77,980
Distribution fees	73,945
Custody fees	5,056
Fund accounting fees	13,800
Trustee fees	789
Compliance services fees	215
Other fees	29,403
Recoupment of prior expenses reduced by the Advisor	17,500
TOTAL NET EXPENSES	496,911
NET INVESTMENT INCOME (LOSS)	35,772
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	213,629
Change in net unrealized appreciation/depreciation on investment securities	5,710,185
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	5,923,814
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,959,586

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 105

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$35,772	$61,393
Net realized gains (losses) on investments	213,629	745,465
Change in net unrealized appreciation/depreciation on investments	5,710,185	674,310
Change in net assets resulting from operations	5,959,586	1,481,168
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(54,047)	(35,290)
Change in net assets resulting from distributions	(54,047)	(35,290)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	40,969,956	53,444,468
Distributions reinvested	54,047	35,290
Value of shares redeemed	(39,999,769)	(38,787,946)
Change in net assets resulting from capital transactions	1,024,234	14,691,812
Change in net assets	6,929,773	16,137,690
NET ASSETS:
Beginning of period	32,360,851	16,223,161
End of period	$39,290,624	$32,360,851
Accumulated net investment income (loss)	$45,549	$65,725
SHARE TRANSACTIONS:
Issued	536,805	826,166
Reinvested	681	543
Redeemed	(540,455)	(631,543)
Change in shares	(2,969)	195,166

See accompanying notes to financial statements.

106 :: ProFund VP Industrials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$68.28	$58.19	$60.31	$57.26	$41.66

Investment Activities:
Net investment income (loss)(a)	0.09	0.23	0.13	0.06	0.11
Net realized and unrealized gains (losses) on investments	15.19	9.97	(2.19)	3.13	15.74
Total income (loss) from investment activities	15.28	10.20	(2.06)	3.19	15.85

Distributions to Shareholders From:
Net investment income	(0.14)	(0.11)	(0.06)	(0.14)	(0.25)

Net Asset Value, End of Period	$83.42	$68.28	$58.19	$60.31	$57.26

Total Return	22.40%	17.55%	(3.42)%	5.58%	38.19%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.69%	1.68%	1.77%	1.81%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.12%	0.37%	0.22%	0.11%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$39,291	$32,361	$16,223	$18,515	$29,326
Portfolio turnover rate(b)	107%	203%	121%	54%	106%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP International :: 107

ProFund VP International seeks investment results, before fees and expenses, that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (the “Index”). Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its return on a given day with the market price performance of related futures contracts traded in the United States. For the year ended December 31, 2017, the Fund had a total return of 21.80%. For the same period, the Index had a total return of 25.03%(1) and a volatility of 7.43%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the U.S.-traded MSCI EAFE futures contract.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. The Index has constituent companies from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP International from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP International	21.80%	5.03%	-0.53%
MSCI EAFE Index	25.03%	7.90%	1.94%

Expense Ratios**

Fund	Gross	Net
ProFund VP International	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index — Composition

Industry Breakdown	% of Index
Financials	22%
Industrials	15%
Consumer Discretionary	12%
Consumer Staples	11%
Health Care	10%
Materials	8%
Information Technology	6%
Energy	5%
Telecommunication Services	4%
Real Estate	4%
Utilities	3%

Country Composition
Japan	24%
United Kingdom	18%
France	11%
Germany	10%
Other	37%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

108 :: ProFund VP International :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (100.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $15,188,137	$15,186,000	$15,186,000
TOTAL REPURCHASE AGREEMENTS (Cost $15,186,000)		15,186,000
TOTAL INVESTMENT SECURITIES (Cost $15,186,000)—100.4%		15,186,000
Net other assets (liabilities)—(0.4)%		(55,114)
NET ASSETS—100.0%		$15,130,886

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $2,075,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
MSCI EAFE Index	Goldman Sachs International	1/29/18	1.78%	$4,949,822	$4,948,976	$(622)
MSCI EAFE Index	UBS AG	1/29/18	2.28%	10,120,929	10,119,227	(1,532)
				$15,070,751	$15,068,203	$(2,154)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP International :: 109

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$15,186,000
Repurchase agreements, at value	15,186,000
Total Investment Securities, at value	15,186,000
Cash	758
Segregated cash balances with custodian	50
Interest receivable	1,603
Receivable for capital shares issued	14,426
Prepaid expenses	35
TOTAL ASSETS	15,202,872
LIABILITIES:
Payable for capital shares redeemed	19,734
Unrealized loss on swap agreements	2,154
Advisory fees payable	12,648
Management services fees payable	1,686
Administration fees payable	430
Administrative services fees payable	9,072
Distribution fees payable	10,088
Transfer agency fees payable	662
Fund accounting fees payable	511
Compliance services fees payable	68
Other accrued expenses	14,933
TOTAL LIABILITIES	71,986
NET ASSETS	$15,130,886
NET ASSETS CONSIST OF:
Capital	$15,502,606
Accumulated net realized gains (losses) on investments	(369,566)
Net unrealized appreciation (depreciation) on investments	(2,154)
NET ASSETS	$15,130,886
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	644,740
Net Asset Value (offering and redemption price per share)	$23.47

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$106,553
EXPENSES:
Advisory fees	92,418
Management services fees	12,322
Administration fees	4,602
Transfer agency fees	6,657
Administrative services fees	27,795
Distribution fees	30,806
Custody fees	1,828
Fund accounting fees	5,204
Trustee fees	308
Compliance services fees	107
Other fees	17,470
Recoupment of prior expenses reduced by the Advisor	7,500
TOTAL NET EXPENSES	207,017
NET INVESTMENT INCOME (LOSS)	(100,464)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	2,154,729
Change in net unrealized appreciation/depreciation on swap agreements	(14,648)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,140,081
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,039,617

See accompanying notes to financial statements.

110 :: ProFund VP International :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(100,464)	$(91,175)
Net realized gains (losses) on investments	2,154,729	(106,030)
Change in net unrealized appreciation/depreciation on investments	(14,648)	74,709
Change in net assets resulting from operations	2,039,617	(122,496)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	34,288,209	16,488,753
Value of shares redeemed	(27,516,536)	(16,506,762)
Change in net assets resulting from capital transactions	6,771,673	(18,009)
Change in net assets	8,811,290	(140,505)
NET ASSETS:
Beginning of period	6,319,596	6,460,101
End of period	$15,130,886	$6,319,596
SHARE TRANSACTIONS:
Issued	1,581,970	875,692
Redeemed	(1,265,249)	(879,747)
Change in shares	316,721	(4,055)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP International :: 111

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$19.27	$19.45	$20.16	$24.00	$21.61

Investment Activities:
Net investment income (loss)(a)	(0.18)	(0.27)	(0.35)	(0.38)	(0.37)
Net realized and unrealized gains (losses) on investments	4.38	0.09 (b)	(0.36)	(1.36)	4.41
Total income (loss) from investment activities	4.20	(0.18)	(0.71)	(1.74)	4.04

Distributions to Shareholders From:
Net realized gains on investments	—	—	—	(2.10)	(1.65)

Net Asset Value, End of Period	$23.47	$19.27	$19.45	$20.16	$24.00

Total Return	21.80%	(0.93)%	(3.52)%	(8.11)%	19.49%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.75%	1.72%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.81)%	(1.42)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$15,131	$6,320	$6,460	$6,162	$14,999
Portfolio turnover rate(c)	—	—	—	—	—

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

112 :: ProFund VP Internet :: Management Discussion of Fund Performance

ProFund VP Internet seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet Composite Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 36.05%. For the same period, the Index had a total return of 38.35%(1) and a volatility of 12.63%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, comprised of companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site, and Internet Services, comprised of companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Internet	36.05%	21.53%	14.61%
Dow Jones Internet Composite Index	38.35%	23.62%	16.58%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Internet	1.63%	1.63%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alphabet, Inc.	9.8%
Amazon.com, Inc.	8.6%
Facebook, Inc.	8.2%
Netflix, Inc.	5.3%
PayPal Holdings, Inc.	5.2%

Dow Jones Internet Composite Index — Composition

% of Index
Internet Software & Services	48%
Internet & Direct Marketing Retail	19%
Software	12%
Communications Equipment	7%
Capital Markets	5%
IT Services	5%
Diversified Telecommunication Services	2%
Health Care Technology	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)                   The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Internet :: 113

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.5%)

	Shares	Value
2U, Inc.* (Internet Software & Services)	3,966	$255,847
8x8, Inc.* (Software)	11,295	159,260
Akamai Technologies, Inc.* (Internet Software & Services)	6,639	431,801
Alphabet, Inc.*—Class A (Internet Software & Services)	774	815,332
Alphabet, Inc.*—Class C (Internet Software & Services)	784	820,378
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	1,229	1,437,278
Arista Networks, Inc.* (Communications Equipment)	1,783	420,038
Blucora, Inc.* (Internet Software & Services)	6,763	149,462
Box, Inc.*—Class A (Internet Software & Services)	11,104	234,516
Citrix Systems, Inc.* (Software)	4,798	422,224
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	4,172	188,992
Cornerstone OnDemand, Inc.* (Internet Software & Services)	5,262	185,906
E*TRADE Financial Corp.* (Capital Markets)	8,751	433,787
eBay, Inc.* (Internet Software & Services)	16,776	633,126
Ebix, Inc. (Software)	2,316	183,543
Endurance International Group Holdings, Inc.* (Internet Software & Services)	13,787	115,811
Expedia, Inc. (Internet & Direct Marketing Retail)	3,778	452,491
Facebook, Inc.*—Class A (Internet Software & Services)	7,702	1,359,095
GoDaddy, Inc.*—Class A (Internet Software & Services)	6,977	350,804
Groupon, Inc.* (Internet & Direct Marketing Retail)	35,285	179,954
GrubHub, Inc.* (Internet Software & Services)	4,470	320,946
Hubspot, Inc.* (Software)	2,772	245,045
j2 Global, Inc. (Internet Software & Services)	3,347	251,125
Juniper Networks, Inc. (Communications Equipment)	13,885	395,723
LogMeIn, Inc. (Internet Software & Services)	2,700	309,150
Netflix, Inc.* (Internet & Direct Marketing Retail)	4,557	874,761
NETGEAR, Inc.* (Communications Equipment)	3,413	200,514
New Relic, Inc.* (Internet Software & Services)	3,677	212,420
NIC, Inc. (Internet Software & Services)	9,070	150,562
Pandora Media, Inc.* (Internet Software & Services)	31,770	153,131
PayPal Holdings, Inc.* (IT Services)	11,714	862,385
Ribbon Communications, Inc.* (Communications Equipment)	12,333	95,334
Salesforce.com, Inc.* (Software)	7,761	793,406
Snap, Inc.* (Software)	16,669	243,534
TD Ameritrade Holding Corp. (Capital Markets)	8,552	437,264
TripAdvisor, Inc.* (Internet & Direct Marketing Retail)	7,373	254,074
Twitter, Inc.* (Internet Software & Services)	20,672	496,335
Veeva Systems, Inc.*—Class A (Health Care Technology)	5,770	318,966
VeriSign, Inc.* (Internet Software & Services)	3,309	378,682
Vonage Holdings Corp.* (Diversified Telecommunication Services)	19,631	199,647
Web.com Group, Inc.* (Internet Software & Services)	6,901	150,442
TOTAL COMMON STOCKS (Cost $6,875,325)		16,573,091

Repurchase Agreements(a) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $13,002	$13,000	$13,000
TOTAL REPURCHASE AGREEMENTS (Cost $13,000)		13,000
TOTAL INVESTMENT SECURITIES (Cost $6,888,325)—99.6%		16,586,091
Net other assets (liabilities)—0.4%		69,528
NET ASSETS—100.0%		$16,655,619

*                           Non-income producing security.

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Internet invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Capital Markets	$871,051	5.2%
Communications Equipment	1,111,609	6.7%
Diversified Telecommunication Services	388,639	2.3%
Health Care Technology	318,966	1.9%
Internet & Direct Marketing Retail	3,198,558	19.2%
Internet Software & Services	7,774,871	46.7%
IT Services	862,385	5.2%
Software	2,047,012	12.3%
Other**	82,528	0.5%
Total	$16,655,619	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

114 :: ProFund VP Internet :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$6,888,325
Securities, at value	16,573,091
Repurchase agreements, at value	13,000
Total Investment Securities, at value	16,586,091
Cash	208
Receivable for capital shares issued	210,090
Prepaid expenses	61
TOTAL ASSETS	16,796,450
LIABILITIES:
Payable for capital shares redeemed	105,457
Advisory fees payable	10,636
Management services fees payable	1,418
Administration fees payable	478
Administrative services fees payable	6,744
Distribution fees payable	7,012
Transfer agency fees payable	736
Fund accounting fees payable	568
Compliance services fees payable	73
Other accrued expenses	7,709
TOTAL LIABILITIES	140,831
NET ASSETS	$16,655,619
NET ASSETS CONSIST OF:
Capital	$7,066,375
Accumulated net investment income (loss)	1,968
Accumulated net realized gains (losses) on investments	(110,490)
Net unrealized appreciation (depreciation) on investments	9,697,766
NET ASSETS	$16,655,619
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	149,568
Net Asset Value (offering and redemption price per share)	$111.36

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$32,020
Interest	329
TOTAL INVESTMENT INCOME	32,349
EXPENSES:
Advisory fees	116,936
Management services fees	15,591
Administration fees	5,763
Transfer agency fees	8,309
Administrative services fees	42,532
Distribution fees	38,978
Custody fees	2,542
Fund accounting fees	6,788
Trustee fees	409
Compliance services fees	114
Other fees	16,658
Recoupment of prior expenses reduced by the Advisor	524
TOTAL NET EXPENSES	255,144
NET INVESTMENT INCOME (LOSS)	(222,795)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,635,305
Change in net unrealized appreciation/depreciation on investment securities	3,070,792
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,706,097
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,483,302

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Internet :: 115

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(222,795)	$(196,583)
Net realized gains (losses) on investments	1,635,305	135,816
Change in net unrealized appreciation/depreciation on investments	3,070,792	(376,638)
Change in net assets resulting from operations	4,483,302	(437,405)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	—	(838,202)
Change in net assets resulting from distributions	—	(838,202)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	20,542,053	18,609,329
Distributions reinvested	—	838,202
Value of shares redeemed	(20,726,108)	(26,375,462)
Change in net assets resulting from capital transactions	(184,055)	(6,927,931)
Change in net assets	4,299,247	(8,203,538)
NET ASSETS:
Beginning of period	12,356,372	20,559,910
End of period	$16,655,619	$12,356,372
Accumulated net investment income (loss)	$1,968	$1,968
SHARE TRANSACTIONS:
Issued	211,169	233,600
Reinvested	—	10,127
Redeemed	(212,558)	(342,056)
Change in shares	(1,389)	(98,329)

See accompanying notes to financial statements.

116 :: ProFund VP Internet :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$81.85	$82.48	$77.48	$80.58	$59.70

Investment Activities:
Net investment income (loss)(a)	(1.40)	(1.20)	(1.14)	(1.12)	(0.97)
Net realized and unrealized gains (losses) on investments	30.91	5.80 (b)	15.81	1.76	29.14
Total income (loss) from investment activities	29.51	4.60	14.67	0.64	28.17

Distributions to Shareholders From:
Net realized gains on investments	—	(5.23)	(9.67)	(3.74)	(7.29)

Net Asset Value, End of Period	$111.36	$81.85	$82.48	$77.48	$80.58

Total Return	36.05%	5.53%	20.35%	1.12%	51.71%

Ratios to Average Net Assets:
Gross expenses	1.64%	1.68%	1.68%	1.74%	1.76%
Net expenses	1.64%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.43)%	(1.52)%	(1.44)%	(1.44)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$16,656	$12,356	$20,560	$8,019	$14,667
Portfolio turnover rate(c)	116%	113%	157%	170%	194%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Japan :: 117

ProFund VP Japan seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). Since the Japanese markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its return on a given day with the market price performance of related futures contracts traded in the United States. For the year ended December 31, 2017, the Fund had a total return of 18.45%. For the same period, the Index had a total return of 25.24%(1), as measured in unhedged U.S. dollar terms, or 20.88%(1) in local (Japanese yen) terms and a volatility of 11.66%. The U.S. dollar-denominated Nikkei futures contracts held in the Fund are not directly impacted by the dollar/yen exchange rate, which may cause the Fund to over or underperform versus the performance of the Index measured in unhedged U.S. dollar terms, depending upon whether the U.S. dollar rises or falls in value versus the yen. During the year, the Fund was generally not exposed to fluctuations in the dollar/yen exchange rate. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract on the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun, Inc.

During the year ended December 31, 2017, the Fund invested in futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Japan	18.45%	14.00%	1.64%
Nikkei 225 Stock Average - USD	25.24%	12.49%	5.73%
Nikkei 225 Stock Average - Yen	20.88%	18.68%	5.71%

Expense Ratios**

Fund	Gross	Net
ProFund VP Japan	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average — Composition

% of Index
Industrials	24%
Consumer Discretionary	20%
Information Technology	17%
Health Care	10%
Consumer Staples	9%
Materials	8%
Telecommunication Services	7%
Financials	3%
Real Estate	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and to U.S. dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded U.S. dollar-denominated futures contract on the index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

118 :: ProFund VP Japan :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a) (97.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $12,469,754	$12,468,000	$12,468,000
TOTAL REPURCHASE AGREEMENTS (Cost $12,468,000)		12,468,000
TOTAL INVESTMENT SECURITIES (Cost $12,468,000)—97.1%		12,468,000
Net other assets (liabilities)—2.9%		372,097
NET ASSETS—100.0%		$12,840,097

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Nikkei 225 Futures Contracts	112	3/9/18	$12,605,931	$12,751,200	$145,269

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Japan :: 119

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$12,468,000
Repurchase agreements, at value	12,468,000
Total Investment Securities, at value	12,468,000
Cash	443
Segregated cash balances for futures contracts with brokers	480,480
Interest receivable	1,316
Receivable for capital shares issued	14,043
Prepaid expenses	47
TOTAL ASSETS	12,964,329
LIABILITIES:
Payable for capital shares redeemed	55,160
Variation margin on futures contracts	30,800
Advisory fees payable	8,310
Management services fees payable	1,108
Administration fees payable	374
Administrative services fees payable	5,415
Distribution fees payable	5,390
Transfer agency fees payable	575
Fund accounting fees payable	444
Compliance services fees payable	53
Other accrued expenses	16,603
TOTAL LIABILITIES	124,232
NET ASSETS	$12,840,097
NET ASSETS CONSIST OF:
Capital	$13,543,651
Accumulated net realized gains (losses) on investments	(848,823)
Net unrealized appreciation (depreciation) on investments	145,269
NET ASSETS	$12,840,097
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	246,940
Net Asset Value (offering and redemption price per share)	$52.00

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$89,162
EXPENSES:
Advisory fees	84,714
Management services fees	11,295
Administration fees	4,282
Transfer agency fees	6,180
Administrative services fees	31,777
Distribution fees	28,238
Custody fees	1,846
Fund accounting fees	4,836
Trustee fees	311
Compliance services fees	84
Other fees	19,698
Total Gross Expenses before reductions	193,261
Expenses reduced and reimbursed by the Advisor	(3,500)
TOTAL NET EXPENSES	189,761
NET INVESTMENT INCOME (LOSS)	(100,599)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	2,226,550
Change in net unrealized appreciation/depreciation on futures contracts	(220,523)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,006,027
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,905,428

See accompanying notes to financial statements.

120 :: ProFund VP Japan :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(100,599)	$(156,643)
Net realized gains (losses) on investments	2,226,550	(1,836,152)
Change in net unrealized appreciation/depreciation on investments	(220,523)	1,275,680
Change in net assets resulting from operations	1,905,428	(717,115)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	10,334,578	14,130,886
Value of shares redeemed	(10,962,697)	(18,868,374)
Change in net assets resulting from capital transactions	(628,119)	(4,737,488)
Change in net assets	1,277,309	(5,454,603)
NET ASSETS:
Beginning of period	11,562,788	17,017,391
End of period	$12,840,097	$11,562,788
SHARE TRANSACTIONS:
Issued	219,804	358,034	(a)
Redeemed	(236,262)	(483,951	)(a)
Change in shares	(16,458)	(125,917)

(a)                   As described in Note 9, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Japan :: 121

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$43.90	$43.71	$41.33	$75.59	$51.01

Investment Activities:
Net investment income (loss)(b)	(0.41)	(0.56)	(0.76)	(0.96)	(1.08)
Net realized and unrealized gains (losses) on investments	8.51	0.75 (c)	3.14	0.26	25.66
Total income (loss) from investment activities	8.10	0.19	2.38	(0.70)	24.58

Distributions to Shareholders From:
Net realized gains on investments	—	—	—	(33.56)	—

Net Asset Value, End of Period	$52.00	$43.90	$43.71	$41.33	$75.59

Total Return	18.45%	0.41%	5.81%	3.23%	48.24%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.69%	1.68%	1.77%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.89)%	(1.44)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$12,840	$11,563	$17,017	$11,827	$22,948
Portfolio turnover rate(d)	—	—	—	—	—

(a)                   As described in Note 9, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.

(b)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(c)                    The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

122 :: ProFund VP Large-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Large-Cap Growth seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500 Growth Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 25.29%. For the same period, the Index had a total return of 27.44%(1) and a volatility of 7.24%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Growth	25.29%	15.03%	8.29%
S&P 500 Growth Index	27.44%	17.00%	9.99%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Growth	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.5%
Microsoft Corp.	5.7%
Alphabet, Inc.	5.5%
Amazon.com, Inc.	3.9%
Facebook, Inc.	3.6%

S&P 500 Growth Index — Composition

% of Index
Information Technology	40%
Health Care	17%
Consumer Discretionary	15%
Industrials	11%
Financials	6%
Consumer Staples	5%
Real Estate	3%
Materials	2%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Large-Cap Growth :: 123

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.3%)

	Shares	Value
3M Co. (Industrial Conglomerates)	1,722	$405,307
A.O. Smith Corp. (Building Products)	410	25,125
Abbott Laboratories (Health Care Equipment & Supplies)	5,166	294,823
AbbVie, Inc. (Biotechnology)	4,674	452,022
Accenture PLC—Class A (IT Services)	1,148	175,747
Activision Blizzard, Inc. (Software)	2,214	140,190
Adobe Systems, Inc.* (Software)	1,476	258,654
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	820	8,430
Aetna, Inc. (Health Care Providers & Services)	492	88,752
Affiliated Managers Group, Inc. (Capital Markets)	82	16,831
Agilent Technologies, Inc. (Life Sciences Tools & Services)	984	65,898
Air Products & Chemicals, Inc. (Chemicals)	246	40,364
Akamai Technologies, Inc.* (Internet Software & Services)	164	10,667
Albemarle Corp. (Chemicals)	164	20,974
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	164	21,417
Alexion Pharmaceuticals, Inc.* (Biotechnology)	328	39,226
Align Technology, Inc.* (Health Care Equipment & Supplies)	246	54,659
Allegion PLC (Building Products)	164	13,048
Alliance Data Systems Corp. (IT Services)	82	20,785
Alphabet, Inc.*—Class A (Internet Software & Services)	902	950,166
Alphabet, Inc.*—Class C (Internet Software & Services)	902	943,853
Altria Group, Inc. (Tobacco)	3,116	222,514
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	1,148	1,342,551
American Airlines Group, Inc. (Airlines)	656	34,132
American Express Co. (Consumer Finance)	1,312	130,295
American Tower Corp. (Equity Real Estate Investment Trusts)	1,230	175,485
American Water Works Co., Inc. (Water Utilities)	328	30,009
Ameriprise Financial, Inc. (Capital Markets)	328	55,586
AMETEK, Inc. (Electrical Equipment)	656	47,540
Amgen, Inc. (Biotechnology)	1,230	213,897
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	902	79,195
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	1,066	94,906
ANSYS, Inc.* (Software)	246	36,307
Anthem, Inc. (Health Care Providers & Services)	410	92,254
Aon PLC (Insurance)	410	54,940
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	164	7,168
Apple, Inc. (Technology Hardware, Storage & Peripherals)	15,170	2,567,220
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	3,116	159,290
Aptiv PLC* (Auto Components)	820	69,561
Arthur J. Gallagher & Co. (Insurance)	246	15,567
Autodesk, Inc.* (Software)	410	42,980
Automatic Data Processing, Inc. (IT Services)	1,312	153,753
AutoZone, Inc.* (Specialty Retail)	82	58,332
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	164	29,259
Avery Dennison Corp. (Containers & Packaging)	246	28,256
Bank of America Corp. (Banks)	13,776	406,668
Baxter International, Inc. (Health Care Equipment & Supplies)	820	53,005
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	779	166,832
Biogen, Inc.* (Biotechnology)	410	130,614
BlackRock, Inc.—Class A (Capital Markets)	246	126,373
BorgWarner, Inc. (Auto Components)	410	20,947
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	164	21,325
Boston Scientific Corp.* (Health Care Equipment & Supplies)	4,018	99,606
Bristol-Myers Squibb Co. (Pharmaceuticals)	3,034	185,924
Broadcom, Ltd. (Semiconductors & Semiconductor Equipment)	1,230	315,987
Brown-Forman Corp.—Class B (Beverages)	410	28,155
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	656	18,762
Cadence Design Systems, Inc.* (Software)	820	34,292
CarMax, Inc.* (Specialty Retail)	246	15,776
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	574	38,096
Caterpillar, Inc. (Machinery)	902	142,137
CBOE Holdings, Inc. (Capital Markets)	328	40,866
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	902	39,066
CBS Corp.—Class B (Media)	492	29,028
Celgene Corp.* (Biotechnology)	2,296	239,610
Centene Corp.* (Health Care Providers & Services)	492	49,633
Cerner Corp.* (Health Care Technology)	902	60,786
CF Industries Holdings, Inc. (Chemicals)	328	13,953
Charter Communications, Inc.*—Class A (Media)	574	192,841
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	82	23,700
Church & Dwight Co., Inc. (Household Products)	410	20,570
Cigna Corp. (Health Care Providers & Services)	738	149,880
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	82	10,005
Cintas Corp. (Commercial Services & Supplies)	246	38,334
Cisco Systems, Inc. (Communications Equipment)	6,724	257,529
Citrix Systems, Inc.* (Software)	246	21,648
CME Group, Inc. (Capital Markets)	656	95,809
Cognizant Technology Solutions Corp. (IT Services)	1,722	122,296
Colgate-Palmolive Co. (Household Products)	1,230	92,804
Comcast Corp.—Class A (Media)	6,888	275,865
Comerica, Inc. (Banks)	246	21,355
Constellation Brands, Inc.—Class A (Beverages)	492	112,456

See accompanying notes to financial statements.

124 :: ProFund VP Large-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares		Value
Corning, Inc. (Electronic Equipment, Instruments & Components)	2,542		$81,318
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	820		91,028
CSX Corp. (Road & Rail)	2,624		144,346
D.R. Horton, Inc. (Household Durables)	984		50,253
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	246		23,621
Deere & Co. (Machinery)	492		77,003
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	328		37,359
Dollar General Corp. (Multiline Retail)	328		30,507
Dollar Tree, Inc.* (Multiline Retail)	738		79,195
Dominion Resources, Inc. (Multi-Utilities)	738		59,823
Dover Corp. (Machinery)	246		24,844
Dr. Pepper Snapple Group, Inc. (Beverages)	246		23,877
DXC Technology Co. (IT Services)	410		38,909
E*TRADE Financial Corp.* (Capital Markets)	820		40,647
eBay, Inc.* (Internet Software & Services)	2,870		108,314
Ecolab, Inc. (Chemicals)	328		44,011
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	656		73,938
Electronic Arts, Inc.* (Software)	902		94,764
Eli Lilly & Co. (Pharmaceuticals)	1,722		145,440
Emerson Electric Co. (Electrical Equipment)	738		51,432
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	574		61,939
Equifax, Inc. (Professional Services)	246		29,008
Equinix, Inc. (Equity Real Estate Investment Trusts)	246		111,492
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	82		19,792
Expedia, Inc. (Internet & Direct Marketing Retail)	246		29,463
Expeditors International of Washington, Inc. (Air Freight & Logistics)	328		21,218
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	410		35,855
F5 Networks, Inc.* (Communications Equipment)	82		10,760
Facebook, Inc.*—Class A (Internet Software & Services)	7,052		1,244,395
Fastenal Co. (Trading Companies & Distributors)	492		26,907
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	82		10,890
FedEx Corp. (Air Freight & Logistics)	410		102,311
Fidelity National Information Services, Inc. (IT Services)	574		54,008
First Horizon National Corp. (Banks)	—	(a)	—	(b)
FirstEnergy Corp. (Electric Utilities)	574		17,576
Fiserv, Inc.* (IT Services)	574		75,269
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	246		11,469
FMC Corp. (Chemicals)	410		38,811
Fortive Corp. (Machinery)	574		41,529
Fortune Brands Home & Security, Inc. (Building Products)	492		33,672
Garmin, Ltd. (Household Durables)	164		9,769
Gartner, Inc.* (IT Services)	246		30,295
General Dynamics Corp. (Aerospace & Defense)	410		83,415
General Mills, Inc. (Food Products)	574		34,033
GGP, Inc. (Equity Real Estate Investment Trusts)	738		17,262
Gilead Sciences, Inc. (Biotechnology)	2,542		182,109
Global Payments, Inc. (IT Services)	492		49,318
H & R Block, Inc. (Diversified Consumer Services)	410		10,750
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	492		10,288
Harris Corp. (Communications Equipment)	246		34,846
Hasbro, Inc. (Leisure Products)	164		14,906
HCA Holdings, Inc.* (Health Care Providers & Services)	492		43,217
Hess Corp. (Oil, Gas & Consumable Fuels)	246		11,678
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	246		19,646
Hologic, Inc.* (Health Care Equipment & Supplies)	820		35,055
Honeywell International, Inc. (Industrial Conglomerates)	1,312		201,208
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	246		38,469
Illinois Tool Works, Inc. (Machinery)	902		150,498
Illumina, Inc.* (Life Sciences Tools & Services)	410		89,581
Incyte Corp.* (Biotechnology)	492		46,597
Ingersoll-Rand PLC (Machinery)	328		29,254
Intel Corp. (Semiconductors & Semiconductor Equipment)	7,872		363,373
Intercontinental Exchange, Inc. (Capital Markets)	1,722		121,504
International Flavors & Fragrances, Inc. (Chemicals)	164		25,028
Intuit, Inc. (Software)	738		116,442
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	328		119,700
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	246		24,083
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	328		12,375
J.B. Hunt Transport Services, Inc. (Road & Rail)	164		18,857
Johnson & Johnson (Pharmaceuticals)	4,264		595,767
Kansas City Southern Industries, Inc. (Road & Rail)	164		17,256
Kellogg Co. (Food Products)	246		16,723
Kimberly-Clark Corp. (Household Products)	492		59,365
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	492		51,694
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	164		26,160
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	492		90,562
Lennar Corp.—Class A (Household Durables)	328		20,743
LKQ Corp.* (Distributors)	492		20,010
Lockheed Martin Corp. (Aerospace & Defense)	492		157,957
Lowe’s Cos., Inc. (Specialty Retail)	1,640		152,422
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	902		122,472
Marsh & McLennan Cos., Inc. (Insurance)	820		66,740
Martin Marietta Materials, Inc. (Construction Materials)	82		18,125
Masco Corp. (Building Products)	574		25,222
MasterCard, Inc.—Class A (IT Services)	2,706		409,580
Mattel, Inc. (Leisure Products)	246		3,783
McCormick & Co., Inc. (Food Products)	164		16,713
McDonald’s Corp. (Hotels, Restaurants & Leisure)	2,378		409,302

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 125

Common Stocks, continued

	Shares	Value
Medtronic PLC (Health Care Equipment & Supplies)	1,722	$139,052
Merck & Co., Inc. (Pharmaceuticals)	2,952	166,109
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	82	50,801
MGM Resorts International (Hotels, Restaurants & Leisure)	656	21,904
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	410	25,810
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	656	57,649
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	3,362	138,245
Microsoft Corp. (Software)	22,796	1,949,971
Mohawk Industries, Inc.* (Household Durables)	82	22,624
Monsanto Co. (Chemicals)	656	76,608
Monster Beverage Corp.* (Beverages)	1,230	77,847
Moody’s Corp. (Capital Markets)	492	72,624
Motorola Solutions, Inc. (Communications Equipment)	492	44,447
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	820	45,362
Netflix, Inc.* (Internet & Direct Marketing Retail)	1,312	251,852
NextEra Energy, Inc. (Electric Utilities)	738	115,268
Nike, Inc.—Class B (Textiles, Apparel & Luxury Goods)	2,624	164,131
Norfolk Southern Corp. (Road & Rail)	410	59,409
Northern Trust Corp. (Capital Markets)	328	32,764
Northrop Grumman Corp. (Aerospace & Defense)	328	100,666
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	492	26,199
NRG Energy, Inc. (Independent Power & Renewable Electricity Producers)	492	14,012
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,804	349,074
Oracle Corp. (Software)	4,592	217,110
O’Reilly Automotive, Inc.* (Specialty Retail)	164	39,449
Packaging Corp. of America (Containers & Packaging)	164	19,770
Parker-Hannifin Corp. (Machinery)	246	49,097
Paychex, Inc. (IT Services)	574	39,078
PayPal Holdings, Inc.* (IT Services)	3,362	247,510
PepsiCo, Inc. (Beverages)	2,050	245,837
PerkinElmer, Inc. (Life Sciences Tools & Services)	164	11,992
Perrigo Co. PLC (Pharmaceuticals)	164	14,294
Pfizer, Inc. (Pharmaceuticals)	8,118	294,034
Philip Morris International, Inc. (Tobacco)	2,296	242,572
PPG Industries, Inc. (Chemicals)	328	38,317
Praxair, Inc. (Chemicals)	410	63,419
Principal Financial Group, Inc. (Insurance)	328	23,144
Prologis, Inc. (Equity Real Estate Investment Trusts)	1,558	100,507
Public Storage (Equity Real Estate Investment Trusts)	246	51,414
PulteGroup, Inc. (Household Durables)	820	27,265
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	410	27,306
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,558	99,743
Raymond James Financial, Inc. (Capital Markets)	164	14,645
Raytheon Co. (Aerospace & Defense)	492	92,422
Red Hat, Inc.* (Software)	492	59,089
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	246	92,486
Republic Services, Inc.—Class A (Commercial Services & Supplies)	328	22,176
ResMed, Inc. (Health Care Equipment & Supplies)	410	34,723
Robert Half International, Inc. (Professional Services)	246	13,663
Rockwell Automation, Inc. (Electrical Equipment)	246	48,302
Rockwell Collins, Inc. (Aerospace & Defense)	492	66,725
Roper Technologies, Inc. (Industrial Conglomerates)	328	84,952
Ross Stores, Inc. (Specialty Retail)	738	59,225
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	328	39,124
S&P Global, Inc. (Capital Markets)	738	125,017
Salesforce.com, Inc.* (Software)	2,050	209,572
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	328	53,582
Scripps Networks Interactive, Inc.— Class A (Media)	164	14,002
Sealed Air Corp. (Containers & Packaging)	164	8,085
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	410	70,413
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	574	54,501
Southwest Airlines Co. (Airlines)	1,066	69,769
Stanley Black & Decker, Inc. (Machinery)	328	55,658
Starbucks Corp. (Hotels, Restaurants & Leisure)	2,706	155,406
Stryker Corp. (Health Care Equipment & Supplies)	984	152,363
Symantec Corp. (Software)	820	23,009
Synopsys, Inc.* (Software)	410	34,948
T. Rowe Price Group, Inc. (Capital Markets)	738	77,438
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	328	14,507
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	738	70,140
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	2,870	299,743
The Allstate Corp. (Insurance)	492	51,517
The Boeing Co. (Aerospace & Defense)	1,640	483,653
The Charles Schwab Corp. (Capital Markets)	3,526	181,131
The Clorox Co. (Household Products)	246	36,590
The Coca-Cola Co. (Beverages)	5,084	233,254
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	164	35,732
The Estee Lauder Cos., Inc.—Class A (Personal Products)	656	83,469
The Hershey Co. (Food Products)	246	27,923
The Home Depot, Inc. (Specialty Retail)	3,444	652,740
The NASDAQ OMX Group, Inc. (Capital Markets)	164	12,600
The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	164	284,989
The Procter & Gamble Co. (Household Products)	2,788	256,160
The Progressive Corp. (Insurance)	1,722	96,983
The Sherwin-Williams Co. (Chemicals)	246	100,869
The TJX Cos., Inc. (Specialty Retail)	820	62,697

See accompanying notes to financial statements.

126 :: ProFund VP Large-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
The Walt Disney Co. (Media)	2,132	$229,211
The Western Union Co. (IT Services)	492	9,353
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	820	155,701
Tiffany & Co. (Specialty Retail)	164	17,048
Torchmark Corp. (Insurance)	164	14,876
Total System Services, Inc. (IT Services)	492	38,912
Tractor Supply Co. (Specialty Retail)	164	12,259
TransDigm Group, Inc. (Aerospace & Defense)	164	45,038
TripAdvisor, Inc.* (Internet & Direct Marketing Retail)	82	2,826
UDR, Inc. (Equity Real Estate Investment Trusts)	492	18,952
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	82	18,340
Union Pacific Corp. (Road & Rail)	1,230	164,943
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	984	117,244
United Rentals, Inc.* (Trading Companies & Distributors)	246	42,290
UnitedHealth Group, Inc. (Health Care Providers & Services)	2,870	632,720
V.F. Corp. (Textiles, Apparel & Luxury Goods)	574	42,476
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	164	18,229
VeriSign, Inc.* (Internet Software & Services)	246	28,152
Verisk Analytics, Inc.*—Class A (Professional Services)	328	31,488
Vertex Pharmaceuticals, Inc.* (Biotechnology)	738	110,597
Visa, Inc.—Class A (IT Services)	5,330	607,728
Vornado Realty Trust (Equity Real Estate Investment Trusts)	328	25,643
Vulcan Materials Co. (Construction Materials)	164	21,053
Waste Management, Inc. (Commercial Services & Supplies)	1,148	99,073
Waters Corp.* (Life Sciences Tools & Services)	246	47,525
WEC Energy Group, Inc. (Multi-Utilities)	410	27,236
Willis Towers Watson PLC (Insurance)	164	24,713
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	328	38,005
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	246	41,473
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	492	33,171
Xylem, Inc. (Machinery)	328	22,370
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	410	33,460
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	328	39,580
Zoetis, Inc. (Pharmaceuticals)	1,476	106,331
TOTAL COMMON STOCKS (Cost $17,455,584)		34,509,907

Repurchase Agreements(c) (0.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $176,025	$176,000	$176,000
TOTAL REPURCHASE AGREEMENTS (Cost $176,000)		176,000
TOTAL INVESTMENT SECURITIES (Cost $17,631,584)—100.8%		34,685,907
Net other assets (liabilities)—(0.8)%		(288,179)
NET ASSETS—100.0%		$34,397,728

*                           Non-income producing security.

(a)                   Number of shares is less than 0.50

(b)                   Amount is less than $0.50.

(c)                    The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 127

ProFund VP Large-Cap Growth invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$1,029,876	3.0%
Air Freight & Logistics	240,773	0.7%
Airlines	103,901	0.3%
Auto Components	90,508	0.3%
Banks	428,023	1.2%
Beverages	721,426	2.0%
Biotechnology	1,507,158	4.4%
Building Products	97,067	0.3%
Capital Markets	1,013,835	3.0%
Chemicals	462,354	1.3%
Commercial Services & Supplies	159,583	0.5%
Communications Equipment	347,582	1.0%
Construction Materials	39,178	0.1%
Consumer Finance	130,295	0.4%
Containers & Packaging	56,111	0.2%
Distributors	20,010	0.1%
Diversified Consumer Services	10,750	NM
Electric Utilities	132,844	0.4%
Electrical Equipment	147,274	0.4%
Electronic Equipment, Instruments & Components	242,122	0.7%
Equity Real Estate Investment Trusts	911,218	2.7%
Food Products	95,392	0.3%
Health Care Equipment & Supplies	1,355,766	3.9%
Health Care Providers & Services	1,082,616	3.1%
Health Care Technology	60,786	0.2%
Hotels, Restaurants & Leisure	992,408	2.9%
Household Durables	130,654	0.4%
Household Products	465,489	1.4%
Independent Power & Renewable Electricity Producers	14,012	NM
Industrial Conglomerates	691,467	2.0%
Insurance	348,480	1.0%
Internet & Direct Marketing Retail	1,911,681	5.5%
Internet Software & Services	3,285,547	9.6%
IT Services	2,072,541	6.0%
Leisure Products	18,689	0.1%
Life Sciences Tools & Services	445,581	1.3%
Machinery	592,390	1.7%
Media	740,947	2.2%
Multiline Retail	109,702	0.3%
Multi-Utilities	87,059	0.3%
Oil, Gas & Consumable Fuels	102,384	0.3%
Personal Products	83,469	0.2%
Pharmaceuticals	1,507,899	4.4%
Professional Services	74,159	0.2%
Real Estate Management & Development	39,066	0.1%
Road & Rail	404,811	1.2%
Semiconductors & Semiconductor Equipment	2,143,674	6.2%
Software	3,238,976	9.4%
Specialty Retail	1,088,288	3.1%
Technology Hardware, Storage & Peripherals	2,612,582	7.6%
Textiles, Apparel & Luxury Goods	257,212	0.7%
Tobacco	465,086	1.4%
Trading Companies & Distributors	69,197	0.2%
Water Utilities	30,009	0.1%
Other**	(112,179)	(0.3)%
Total	$34,397,728	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM                   Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

128 :: ProFund VP Large-Cap Growth :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$17,631,584
Securities, at value	34,509,907
Repurchase agreements, at value	176,000
Total Investment Securities, at value	34,685,907
Cash	3,106
Dividends and interest receivable	25,093
Receivable for capital shares issued	123,910
Receivable for investments sold	80,865
Prepaid expenses	1,656
TOTAL ASSETS	34,920,537
LIABILITIES:
Payable for investments purchased	447,273
Payable for capital shares redeemed	263
Advisory fees payable	24,791
Management services fees payable	3,305
Administration fees payable	976
Administrative services fees payable	12,181
Distribution fees payable	12,298
Trustee fees payable	11
Transfer agency fees payable	1,502
Fund accounting fees payable	1,159
Compliance services fees payable	147
Other accrued expenses	18,903
TOTAL LIABILITIES	522,809
NET ASSETS	$34,397,728
NET ASSETS CONSIST OF:
Capital	$16,908,678
Accumulated net investment income (loss)	3,726
Accumulated net realized gains (losses) on investments	431,001
Net unrealized appreciation (depreciation) on investments	17,054,323
NET ASSETS	$34,397,728
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	496,936
Net Asset Value (offering and redemption price per share)	$69.22

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$497,786
Interest	490
TOTAL INVESTMENT INCOME	498,276
EXPENSES:
Advisory fees	231,872
Management services fees	30,916
Administration fees	11,622
Transfer agency fees	16,782
Administrative services fees	89,784
Distribution fees	77,291
Custody fees	5,893
Fund accounting fees	15,406
Trustee fees	809
Compliance services fees	237
Other fees	29,782
Recoupment of prior expenses reduced by the Advisor	9,000
TOTAL NET EXPENSES	519,394
NET INVESTMENT INCOME (LOSS)	(21,118)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,544,467
Change in net unrealized appreciation/depreciation on investment securities	5,344,300
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,888,767
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,867,649

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 129

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(21,118)	$(26,274)
Net realized gains (losses) on investments	1,544,467	1,576,903
Change in net unrealized appreciation/depreciation on investments	5,344,300	(659,001)
Change in net assets resulting from operations	6,867,649	891,628
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(11,361)
Net realized gains on investments	(1,217,906)	(2,140,634)
Change in net assets resulting from distributions	(1,217,906)	(2,151,995)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	52,801,003	43,738,173
Distributions reinvested	1,217,906	2,151,995
Value of shares redeemed	(51,283,273)	(53,703,016)
Change in net assets resulting from capital transactions	2,735,636	(7,812,848)
Change in net assets	8,385,379	(9,073,215)
NET ASSETS:
Beginning of period	26,012,349	35,085,564
End of period	$34,397,728	$26,012,349
Accumulated net investment income (loss)	$3,726	$3,726
SHARE TRANSACTIONS:
Issued	839,144	750,621
Reinvested	18,620	37,245
Redeemed	(813,393)	(926,205)
Change in shares	44,371	(138,339)

See accompanying notes to financial statements.

130 :: ProFund VP Large-Cap Growth :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$57.48	$59.38	$57.23	$50.75	$38.98

Investment Activities:
Net investment income (loss)(a)	(0.04)	(0.06)	0.03	0.01	0.07
Net realized and unrealized gains (losses) on investments	14.41	3.07	2.12	6.54	11.86
Total income (loss) from investment activities	14.37	3.01	2.15	6.55	11.93

Distributions to Shareholders From:
Net investment income	—	(0.03)	—	(0.07)	(0.16)
Net realized gains on investments	(2.63)	(4.88)	—	—	—
Total distributions	(2.63)	(4.91)	—	(0.07)	(0.16)

Net Asset Value, End of Period	$69.22	$57.48	$59.38	$57.23	$50.75

Total Return	25.29%	5.01%	3.76%	12.93%	30.66%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.68%	1.76%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.07)%	(0.10)%	0.05%	0.02%	0.15%

Supplemental Data:
Net assets, end of period (000’s)	$34,398	$26,012	$35,086	$47,502	$36,890
Portfolio turnover rate(b)	154%	150%	141%	124%	81%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Value :: 131

ProFund VP Large-Cap Value seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500 Value Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 13.43%. For the same period, the Index had a total return of 15.36%(1) and a volatility of 7.21%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Value	13.43%	12.35%	5.06%
S&P 500 Value Index	15.36%	14.24%	6.80%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Value	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	3.4%
JPMorgan Chase & Co.	3.3%
Exxon Mobil Corp.	3.2%
Wells Fargo & Co.	2.4%
AT&T, Inc.	2.1%

S&P 500 Value Index — Composition

% of Index
Financials	26%
Energy	12%
Consumer Staples	11%
Health Care	10%
Industrials	10%
Consumer Discretionary	9%
Information Technology	6%
Utilities	5%
Materials	4%
Telecommunication Services	4%
Real Estate	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

132 :: ProFund VP Large-Cap Value :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.9%)

	Shares	Value
Accenture PLC—Class A (IT Services)	408	$62,461
Acuity Brands, Inc. (Electrical Equipment)	68	11,968
Advance Auto Parts, Inc. (Specialty Retail)	136	13,558
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	1,020	10,486
Aetna, Inc. (Health Care Providers & Services)	272	49,066
Affiliated Managers Group, Inc. (Capital Markets)	68	13,957
Aflac, Inc. (Insurance)	748	65,659
Air Products & Chemicals, Inc. (Chemicals)	272	44,630
Akamai Technologies, Inc.* (Internet Software & Services)	204	13,268
Alaska Air Group, Inc. (Airlines)	204	14,996
Albemarle Corp. (Chemicals)	68	8,697
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	68	8,880
Alexion Pharmaceuticals, Inc.* (Biotechnology)	204	24,396
Allegion PLC (Building Products)	68	5,410
Allergan PLC (Pharmaceuticals)	612	100,111
Alliance Data Systems Corp. (IT Services)	68	17,237
Alliant Energy Corp. (Electric Utilities)	408	17,385
Altria Group, Inc. (Tobacco)	1,564	111,685
Ameren Corp. (Multi-Utilities)	476	28,079
American Airlines Group, Inc. (Airlines)	340	17,690
American Electric Power Co., Inc. (Electric Utilities)	884	65,036
American Express Co. (Consumer Finance)	544	54,025
American International Group, Inc. (Insurance)	1,632	97,235
American Water Works Co., Inc. (Water Utilities)	136	12,443
Ameriprise Financial, Inc. (Capital Markets)	68	11,524
AmerisourceBergen Corp. (Health Care Providers & Services)	272	24,975
Amgen, Inc. (Biotechnology)	544	94,602
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,020	54,713
Andeavor (Oil, Gas & Consumable Fuels)	272	31,100
Anthem, Inc. (Health Care Providers & Services)	204	45,902
Aon PLC (Insurance)	204	27,336
Apache Corp. (Oil, Gas & Consumable Fuels)	680	28,710
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	136	5,945
Archer-Daniels-Midland Co. (Food Products)	1,020	40,882
Arconic, Inc. (Aerospace & Defense)	748	20,383
Arthur J. Gallagher & Co. (Insurance)	136	8,606
Assurant, Inc. (Insurance)	68	6,857
AT&T, Inc. (Diversified Telecommunication Services)	11,220	436,234
Autodesk, Inc.* (Software)	136	14,257
AutoZone, Inc.* (Specialty Retail)	68	48,372
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	136	24,264
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	816	25,818
Ball Corp. (Containers & Packaging)	612	23,164
Bank of America Corp. (Banks)	9,248	273,002
Baxter International, Inc. (Health Care Equipment & Supplies)	408	26,373
BB&T Corp. (Banks)	1,428	71,000
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	3,536	700,905
Best Buy Co., Inc. (Specialty Retail)	476	32,592
Biogen, Inc.* (Biotechnology)	136	43,326
BlackRock, Inc.—Class A (Capital Markets)	68	34,932
BorgWarner, Inc. (Auto Components)	136	6,948
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	136	17,684
Brighthouse Financial, Inc.* (Insurance)	204	11,963
Bristol-Myers Squibb Co. (Pharmaceuticals)	1,088	66,673
Brown-Forman Corp.—Class B (Beverages)	136	9,339
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	272	24,232
CA, Inc. (Software)	544	18,104
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	476	13,614
Campbell Soup Co. (Food Products)	340	16,357
Capital One Financial Corp. (Consumer Finance)	884	88,028
Cardinal Health, Inc. (Health Care Providers & Services)	544	33,331
CarMax, Inc.* (Specialty Retail)	136	8,722
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	408	27,079
Caterpillar, Inc. (Machinery)	544	85,723
CBS Corp.—Class B (Media)	340	20,060
CenterPoint Energy, Inc. (Multi-Utilities)	816	23,142
CenturyLink, Inc. (Diversified Telecommunication Services)	1,768	29,490
CF Industries Holdings, Inc. (Chemicals)	272	11,571
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	1,632	6,463
Chevron Corp. (Oil, Gas & Consumable Fuels)	3,468	434,159
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	68	19,654
Chubb, Ltd. (Insurance)	816	119,243
Church & Dwight Co., Inc. (Household Products)	204	10,235
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	136	16,593
Cincinnati Financial Corp. (Insurance)	272	20,392
Cisco Systems, Inc. (Communications Equipment)	4,896	187,517
Citigroup, Inc. (Banks)	4,828	359,252
Citizens Financial Group, Inc. (Banks)	884	37,110
Citrix Systems, Inc.* (Software)	136	11,968
CME Group, Inc. (Capital Markets)	204	29,794
CMS Energy Corp. (Multi-Utilities)	544	25,731
Colgate-Palmolive Co. (Household Products)	884	66,698
Comcast Corp.—Class A (Media)	4,284	171,573
Comerica, Inc. (Banks)	136	11,806
ConAgra Foods, Inc. (Food Products)	748	28,177
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	272	40,860
ConocoPhillips (Oil, Gas & Consumable Fuels)	2,176	119,441
Consolidated Edison, Inc. (Multi-Utilities)	544	46,213
Costco Wholesale Corp. (Food & Staples Retailing)	816	151,874
Coty, Inc. (Personal Products)	884	17,583
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	204	22,646

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 133

Common Stocks, continued

	Shares		Value
CSRA, Inc. (IT Services)	272		$8,138
Cummins, Inc. (Machinery)	272		48,045
CVS Health Corp. (Food & Staples Retailing)	1,836		133,110
Danaher Corp. (Health Care Equipment & Supplies)	1,088		100,988
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	68		6,529
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	272		19,652
Deere & Co. (Machinery)	272		42,571
Delta Air Lines, Inc. (Airlines)	1,224		68,545
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	408		26,859
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	952		39,413
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	136		15,490
Discover Financial Services (Consumer Finance)	680		52,306
Discovery Communications, Inc.*— Class A (Media)	272		6,087
Discovery Communications, Inc.*— Class C (Media)	340		7,198
Dish Network Corp.*—Class A (Media)	408		19,482
Dollar General Corp. (Multiline Retail)	272		25,299
Dominion Resources, Inc. (Multi-Utilities)	748		60,634
Dover Corp. (Machinery)	136		13,735
Dowdupont, Inc. (Chemicals)	4,284		305,106
Dr. Pepper Snapple Group, Inc. (Beverages)	204		19,800
DTE Energy Co. (Multi-Utilities)	340		37,216
Duke Energy Corp. (Electric Utilities)	1,292		108,669
Duke Realty Corp. (Equity Real Estate Investment Trusts)	680		18,503
DXC Technology Co. (IT Services)	272		25,813
Eastman Chemical Co. (Chemicals)	272		25,198
Eaton Corp. PLC (Electrical Equipment)	816		64,472
Ecolab, Inc. (Chemicals)	272		36,497
Edison International (Electric Utilities)	612		38,703
Eli Lilly & Co. (Pharmaceuticals)	680		57,433
Emerson Electric Co. (Electrical Equipment)	680		47,389
Entergy Corp. (Electric Utilities)	340		27,673
Envision Healthcare Corp.* (Health Care Providers & Services)	204		7,050
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	680		73,379
EQT Corp. (Oil, Gas & Consumable Fuels)	476		27,094
Equifax, Inc. (Professional Services)	68		8,019
Equity Residential (Equity Real Estate Investment Trusts)	680		43,364
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	68		16,413
Everest Re Group, Ltd. (Insurance)	68		15,046
Eversource Energy (Electric Utilities)	612		38,666
Exelon Corp. (Electric Utilities)	1,768		69,677
Expedia, Inc. (Internet & Direct Marketing Retail)	68		8,144
Expeditors International of Washington, Inc. (Air Freight & Logistics)	136		8,798
Express Scripts Holding Co.* (Health Care Providers & Services)	1,020		76,133
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	7,752		648,376
F5 Networks, Inc.* (Communications Equipment)	68		8,923
Fastenal Co. (Trading Companies & Distributors)	204		11,157
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	68		9,031
FedEx Corp. (Air Freight & Logistics)	204		50,906
Fidelity National Information Services, Inc. (IT Services)	204		19,194
Fifth Third Bancorp (Banks)	1,292		39,199
First Horizon National Corp. (Banks)	—	(a)	9
FirstEnergy Corp. (Electric Utilities)	476		14,575
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	68		3,170
Flowserve Corp. (Machinery)	272		11,459
Fluor Corp. (Construction & Engineering)	272		14,049
Foot Locker, Inc. (Specialty Retail)	204		9,564
Ford Motor Co. (Automobiles)	7,140		89,179
Fortive Corp. (Machinery)	204		14,759
Franklin Resources, Inc. (Capital Markets)	612		26,518
Freeport-McMoRan, Inc.* (Metals & Mining)	2,448		46,414
Garmin, Ltd. (Household Durables)	68		4,051
General Dynamics Corp. (Aerospace & Defense)	272		55,338
General Electric Co. (Industrial Conglomerates)	15,844		276,478
General Mills, Inc. (Food Products)	680		40,317
General Motors Co. (Automobiles)	2,312		94,769
Genuine Parts Co. (Distributors)	272		25,842
GGP, Inc. (Equity Real Estate Investment Trusts)	680		15,905
Gilead Sciences, Inc. (Biotechnology)	816		58,458
H & R Block, Inc. (Diversified Consumer Services)	136		3,566
Halliburton Co. (Energy Equipment & Services)	1,564		76,433
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	408		8,531
Harley-Davidson, Inc. (Automobiles)	340		17,299
Harris Corp. (Communications Equipment)	68		9,632
Hartford Financial Services Group, Inc. (Insurance)	680		38,270
Hasbro, Inc. (Leisure Products)	68		6,181
HCA Holdings, Inc.* (Health Care Providers & Services)	272		23,892
HCP, Inc. (Equity Real Estate Investment Trusts)	884		23,055
Helmerich & Payne, Inc. (Energy Equipment & Services)	204		13,187
Henry Schein, Inc.* (Health Care Providers & Services)	272		19,007
Hess Corp. (Oil, Gas & Consumable Fuels)	340		16,140
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	2,924		41,989
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	204		16,291
Honeywell International, Inc. (Industrial Conglomerates)	544		83,428
Hormel Foods Corp. (Food Products)	476		17,322
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,360		26,996
HP, Inc. (Technology Hardware, Storage & Peripherals)	3,060		64,291
Humana, Inc. (Health Care Providers & Services)	272		67,475
Huntington Bancshares, Inc. (Banks)	1,972		28,712
IHS Markit, Ltd.* (Professional Services)	680		30,701
Ingersoll-Rand PLC (Machinery)	272		24,260

See accompanying notes to financial statements.

134 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares		Value
Intel Corp. (Semiconductors & Semiconductor Equipment)	3,672		$169,499
International Business Machines Corp. (IT Services)	1,564		239,949
International Flavors & Fragrances, Inc. (Chemicals)	68		10,377
International Paper Co. (Containers & Packaging)	748		43,340
Invesco, Ltd. (Capital Markets)	748		27,332
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	136		13,314
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	272		10,263
J.B. Hunt Transport Services, Inc. (Road & Rail)	68		7,819
Jacobs Engineering Group, Inc. (Construction & Engineering)	204		13,456
Johnson & Johnson (Pharmaceuticals)	2,244		313,531
Johnson Controls International PLC (Building Products)	1,700		64,787
JPMorgan Chase & Co. (Banks)	6,324		676,290
Juniper Networks, Inc. (Communications Equipment)	680		19,380
Kansas City Southern Industries, Inc. (Road & Rail)	68		7,155
Kellogg Co. (Food Products)	272		18,491
KeyCorp (Banks)	1,972		39,775
Kimberly-Clark Corp. (Household Products)	340		41,024
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	748		13,576
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,536		63,896
Kohl’s Corp. (Multiline Retail)	340		18,438
L Brands, Inc. (Specialty Retail)	476		28,665
L3 Technologies, Inc. (Aerospace & Defense)	136		26,908
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	68		10,847
Leggett & Platt, Inc. (Household Durables)	272		12,983
Lennar Corp.—Class A (Household Durables)	136		8,601
Leucadia National Corp. (Diversified Financial Services)	544		14,411
Lincoln National Corp. (Insurance)	408		31,363
LKQ Corp.* (Distributors)	204		8,297
Lockheed Martin Corp. (Aerospace & Defense)	204		65,494
Loews Corp. (Insurance)	476		23,814
Lowe’s Cos., Inc. (Specialty Retail)	476		44,239
LyondellBasell Industries N.V.—Class A (Chemicals)	612		67,516
M&T Bank Corp. (Banks)	272		46,509
Macy’s, Inc. (Multiline Retail)	544		13,703
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	1,564		26,479
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	884		58,326
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	—	(a)	42
Marsh & McLennan Cos., Inc. (Insurance)	408		33,207
Martin Marietta Materials, Inc. (Construction Materials)	68		15,031
Masco Corp. (Building Products)	204		8,964
Mattel, Inc. (Leisure Products)	476		7,320
McCormick & Co., Inc. (Food Products)	136		13,860
McKesson Corp. (Health Care Providers & Services)	408		63,628
Medtronic PLC (Health Care Equipment & Supplies)	1,428		115,311
Merck & Co., Inc. (Pharmaceuticals)	3,128		176,013
MetLife, Inc. (Insurance)	1,904		96,266
MGM Resorts International (Hotels, Restaurants & Leisure)	544		18,164
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	204		20,514
Mohawk Industries, Inc.* (Household Durables)	68		18,761
Molson Coors Brewing Co.—Class B (Beverages)	340		27,904
Mondelez International, Inc.—Class A (Food Products)	2,720		116,416
Monsanto Co. (Chemicals)	408		47,646
Morgan Stanley (Capital Markets)	2,516		132,015
Mylan N.V.* (Pharmaceuticals)	952		40,279
National Oilwell Varco, Inc. (Energy Equipment & Services)	680		24,494
Navient Corp. (Consumer Finance)	476		6,340
Newell Rubbermaid, Inc. (Household Durables)	884		27,315
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	340		10,720
Newmont Mining Corp. (Metals & Mining)	952		35,719
News Corp.—Class A (Media)	680		11,023
News Corp.—Class B (Media)	204		3,386
NextEra Energy, Inc. (Electric Utilities)	408		63,726
Nielsen Holdings PLC (Professional Services)	612		22,277
Nike, Inc.—Class B (Textiles, Apparel & Luxury Goods)	816		51,041
NiSource, Inc. (Multi-Utilities)	612		15,710
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	884		25,760
Nordstrom, Inc. (Multiline Retail)	204		9,666
Norfolk Southern Corp. (Road & Rail)	272		39,413
Northern Trust Corp. (Capital Markets)	204		20,378
Northrop Grumman Corp. (Aerospace & Defense)	68		20,870
NRG Energy, Inc. (Independent Power & Renewable Electricity Producers)	272		7,747
Nucor Corp. (Metals & Mining)	612		38,911
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,428		105,186
Omnicom Group, Inc. (Media)	408		29,715
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	680		36,346
Oracle Corp. (Software)	2,720		128,602
O’Reilly Automotive, Inc.* (Specialty Retail)	68		16,357
PACCAR, Inc. (Machinery)	612		43,501
Packaging Corp. of America (Containers & Packaging)	68		8,197
Parker-Hannifin Corp. (Machinery)	136		27,143
Patterson Cos., Inc. (Health Care Providers & Services)	136		4,914
Paychex, Inc. (IT Services)	204		13,888
Pentair PLC (Machinery)	272		19,209
People’s United Financial, Inc. (Banks)	612		11,444
PepsiCo, Inc. (Beverages)	1,360		163,091
PerkinElmer, Inc. (Life Sciences Tools & Services)	68		4,972
Perrigo Co. PLC (Pharmaceuticals)	136		11,854
Pfizer, Inc. (Pharmaceuticals)	5,916		214,277
PG&E Corp. (Electric Utilities)	952		42,678
Philip Morris International, Inc. (Tobacco)	1,428		150,868
Phillips 66 (Oil, Gas & Consumable Fuels)	816		82,538
Pinnacle West Capital Corp. (Electric Utilities)	204		17,377
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	340		58,769
PNC Financial Services Group, Inc. (Banks)	884		127,552

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 135

Common Stocks, continued

	Shares	Value
PPG Industries, Inc. (Chemicals)	272	$31,775
PPL Corp. (Electric Utilities)	1,224	37,883
Praxair, Inc. (Chemicals)	272	42,073
Principal Financial Group, Inc. (Insurance)	272	19,192
Prudential Financial, Inc. (Insurance)	748	86,005
Public Service Enterprise Group, Inc. (Multi-Utilities)	952	49,028
Public Storage (Equity Real Estate Investment Trusts)	136	28,424
PVH Corp. (Textiles, Apparel & Luxury Goods)	136	18,661
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,768	113,187
Quanta Services, Inc.* (Construction & Engineering)	272	10,638
Quest Diagnostics, Inc. (Health Care Providers & Services)	272	26,789
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	68	7,051
Range Resources Corp. (Oil, Gas & Consumable Fuels)	408	6,960
Raymond James Financial, Inc. (Capital Markets)	136	12,145
Raytheon Co. (Aerospace & Defense)	204	38,321
Realty Income Corp. (Equity Real Estate Investment Trusts)	544	31,019
Regency Centers Corp. (Equity Real Estate Investment Trusts)	272	18,817
Regions Financial Corp. (Banks)	2,108	36,426
Republic Services, Inc.—Class A (Commercial Services & Supplies)	204	13,792
Robert Half International, Inc. (Professional Services)	68	3,777
Rockwell Automation, Inc. (Electrical Equipment)	68	13,352
Ross Stores, Inc. (Specialty Retail)	272	21,828
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	136	16,222
SCANA Corp. (Multi-Utilities)	272	10,820
Schlumberger, Ltd. (Energy Equipment & Services)	2,516	169,552
Scripps Networks Interactive, Inc.—Class A (Media)	68	5,806
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	544	22,761
Sealed Air Corp. (Containers & Packaging)	204	10,057
Sempra Energy (Multi-Utilities)	476	50,894
Signet Jewelers, Ltd. (Specialty Retail)	136	7,691
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	272	46,712
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	204	20,590
Snap-on, Inc. (Machinery)	136	23,705
Southwest Airlines Co. (Airlines)	340	22,253
Stanley Black & Decker, Inc. (Machinery)	68	11,539
Starbucks Corp. (Hotels, Restaurants & Leisure)	952	54,674
State Street Corp. (Capital Markets)	680	66,375
Stericycle, Inc.* (Commercial Services & Supplies)	136	9,247
SunTrust Banks, Inc. (Banks)	884	57,098
Symantec Corp. (Software)	612	17,173
Synchrony Financial (Consumer Finance)	1,360	52,510
Sysco Corp. (Food & Staples Retailing)	884	53,685
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	340	15,038
Target Corp. (Multiline Retail)	1,020	66,555
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	204	19,388
TechnipFMC PLC (Energy Equipment & Services)	816	25,549
Textron, Inc. (Aerospace & Defense)	476	26,937
The AES Corp. (Independent Power & Renewable Electricity Producers)	1,224	13,255
The Allstate Corp. (Insurance)	340	35,601
The Bank of New York Mellon Corp. (Capital Markets)	1,904	102,549
The Clorox Co. (Household Products)	68	10,114
The Coca-Cola Co. (Beverages)	3,876	177,831
The Gap, Inc. (Specialty Retail)	408	13,896
The Goldman Sachs Group, Inc. (Capital Markets)	612	155,912
The Goodyear Tire & Rubber Co. (Auto Components)	476	15,380
The Hershey Co. (Food Products)	136	15,437
The Interpublic Group of Cos., Inc. (Media)	680	13,709
The JM Smucker Co.—Class A (Food Products)	204	25,345
The Kraft Heinz Co. (Food Products)	1,088	84,603
The Kroger Co. (Food & Staples Retailing)	1,632	44,798
The Macerich Co. (Equity Real Estate Investment Trusts)	204	13,399
The Mosaic Co. (Chemicals)	612	15,704
The NASDAQ OMX Group, Inc. (Capital Markets)	136	10,449
The Procter & Gamble Co. (Household Products)	2,924	268,657
The Southern Co. (Electric Utilities)	1,836	88,292
The TJX Cos., Inc. (Specialty Retail)	612	46,794
The Travelers Cos., Inc. (Insurance)	476	64,565
The Walt Disney Co. (Media)	1,496	160,835
The Western Union Co. (IT Services)	544	10,341
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,496	45,613
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	204	38,736
Tiffany & Co. (Specialty Retail)	136	14,137
Time Warner, Inc. (Media)	1,428	130,619
Torchmark Corp. (Insurance)	136	12,337
Tractor Supply Co. (Specialty Retail)	136	10,166
TripAdvisor, Inc.* (Internet & Direct Marketing Retail)	136	4,687
Twenty-First Century Fox, Inc.—Class A (Media)	1,904	65,745
Twenty-First Century Fox, Inc.—Class B (Media)	816	27,842
Tyson Foods, Inc.—Class A (Food Products)	544	44,102
U.S. Bancorp (Banks)	2,856	153,024
UDR, Inc. (Equity Real Estate Investment Trusts)	136	5,239
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	68	15,209
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	340	4,906
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	340	4,529
Union Pacific Corp. (Road & Rail)	680	91,187
United Continental Holdings, Inc.* (Airlines)	476	32,082
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	612	72,920
United Technologies Corp. (Aerospace & Defense)	1,360	173,495

See accompanying notes to financial statements.

136 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	136	$15,416
Unum Group (Insurance)	408	22,395
V.F. Corp. (Textiles, Apparel & Luxury Goods)	204	15,096
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	816	74,999
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	68	7,558
Ventas, Inc. (Equity Real Estate Investment Trusts)	680	40,807
Verisk Analytics, Inc.*—Class A (Professional Services)	136	13,056
Verizon Communications, Inc. (Diversified Telecommunication Services)	7,480	395,916
Viacom, Inc.—Class B (Media)	612	18,856
Vornado Realty Trust (Equity Real Estate Investment Trusts)	136	10,632
Vulcan Materials Co. (Construction Materials)	136	17,458
W.W. Grainger, Inc. (Trading Companies & Distributors)	68	16,065
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	1,564	113,578
Wal-Mart Stores, Inc. (Food & Staples Retailing)	2,652	261,886
WEC Energy Group, Inc. (Multi-Utilities)	340	22,586
Wells Fargo & Co. (Banks)	8,092	490,943
Welltower, Inc. (Equity Real Estate Investment Trusts)	680	43,364
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	544	43,264
WestRock Co. (Containers & Packaging)	476	30,088
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	1,360	47,953
Whirlpool Corp. (Household Durables)	136	22,935
Willis Towers Watson PLC (Insurance)	136	20,494
Xcel Energy, Inc. (Electric Utilities)	952	45,801
Xerox Corp. (Technology Hardware, Storage & Peripherals)	408	11,893
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	204	13,754
XL Group, Ltd. (Insurance)	476	16,736
Xylem, Inc. (Machinery)	68	4,638
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	340	27,748
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	136	16,411
Zions Bancorp (Banks)	340	17,282
TOTAL COMMON STOCKS (Cost $13,480,001)		20,421,593

Repurchase Agreements(b) (0.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $132,019	$132,000	$132,000
TOTAL REPURCHASE AGREEMENTS (Cost $132,000)		132,000
TOTAL INVESTMENT SECURITIES (Cost $13,612,001)—100.5%		20,553,593
Net other assets (liabilities)—(0.5)%		(103,466)
NET ASSETS—100.0%		$20,450,127

*                           Non-income producing security.

(a)                   Number of shares is less than 0.50

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 137

ProFund VP Large-Cap Value invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$427,746	2.0%
Air Freight & Logistics	156,856	0.8%
Airlines	155,566	0.8%
Auto Components	22,328	0.1%
Automobiles	201,247	1.0%
Banks	2,476,433	12.1%
Beverages	397,965	1.9%
Biotechnology	220,782	1.1%
Building Products	79,161	0.4%
Capital Markets	643,880	3.1%
Chemicals	646,790	3.1%
Commercial Services & Supplies	23,039	0.1%
Communications Equipment	225,452	1.1%
Construction & Engineering	38,143	0.2%
Construction Materials	32,489	0.2%
Consumer Finance	253,209	1.2%
Containers & Packaging	114,846	0.6%
Distributors	34,139	0.2%
Diversified Consumer Services	3,566	NM
Diversified Financial Services	715,316	3.5%
Diversified Telecommunication Services	861,640	4.2%
Electric Utilities	676,141	3.3%
Electrical Equipment	137,181	0.7%
Electronic Equipment, Instruments & Components	22,558	0.1%
Energy Equipment & Services	335,033	1.6%
Equity Real Estate Investment Trusts	599,485	2.9%
Food & Staples Retailing	758,931	3.7%
Food Products	461,309	2.3%
Health Care Equipment & Supplies	293,500	1.4%
Health Care Providers & Services	488,077	2.4%
Hotels, Restaurants & Leisure	186,403	0.9%
Household Durables	94,646	0.5%
Household Products	396,728	1.9%
Independent Power & Renewable Electricity Producers	21,002	0.1%
Industrial Conglomerates	359,906	1.8%
Insurance	872,582	4.3%
Internet & Direct Marketing Retail	12,831	0.1%
Internet Software & Services	13,268	0.1%
IT Services	397,021	2.0%
Leisure Products	13,501	0.1%
Life Sciences Tools & Services	57,022	0.3%
Machinery	370,287	1.8%
Media	691,936	3.3%
Metals & Mining	121,044	0.6%
Multiline Retail	133,661	0.7%
Multi-Utilities	370,053	1.8%
Oil, Gas & Consumable Fuels	2,145,647	10.5%
Personal Products	17,583	0.1%
Pharmaceuticals	980,171	4.8%
Professional Services	77,830	0.4%
Road & Rail	145,574	0.7%
Semiconductors & Semiconductor Equipment	306,926	1.5%
Software	190,104	0.9%
Specialty Retail	331,790	1.6%
Technology Hardware, Storage & Peripherals	184,198	0.9%
Textiles, Apparel & Luxury Goods	124,853	0.6%
Tobacco	262,553	1.3%
Trading Companies & Distributors	27,222	0.1%
Water Utilities	12,443	0.1%
Other**	28,534	0.1%
Total	$20,450,127	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM                   Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

138 :: ProFund VP Large-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$13,612,001
Securities, at value	20,421,593
Repurchase agreements, at value	132,000
Total Investment Securities, at value	20,553,593
Cash	1,027
Dividends and interest receivable	26,311
Prepaid expenses	1,042
TOTAL ASSETS	20,581,973
LIABILITIES:
Payable for investments purchased	675
Payable for capital shares redeemed	90,202
Advisory fees payable	12,584
Management services fees payable	1,678
Administration fees payable	566
Administrative services fees payable	6,629
Distribution fees payable	5,734
Trustee fees payable	7
Transfer agency fees payable	871
Fund accounting fees payable	672
Compliance services fees payable	86
Other accrued expenses	12,142
TOTAL LIABILITIES	131,846
NET ASSETS	$20,450,127
NET ASSETS CONSIST OF:
Capital	$16,165,967
Accumulated net investment income (loss)	172,030
Accumulated net realized gains (losses) on investments	(2,829,462)
Net unrealized appreciation (depreciation) on investments	6,941,592
NET ASSETS	$20,450,127
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	438,630
Net Asset Value (offering and redemption price per share)	$46.62

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$492,003
Interest	315
TOTAL INVESTMENT INCOME	492,318
EXPENSES:
Advisory fees	148,508
Management services fees	19,801
Administration fees	7,453
Transfer agency fees	10,740
Administrative services fees	62,936
Distribution fees	49,503
Custody fees	3,965
Fund accounting fees	10,859
Trustee fees	541
Compliance services fees	142
Other fees	18,797
Total Gross Expenses before reductions	333,245
Expenses reduced and reimbursed by the Advisor	(637)
TOTAL NET EXPENSES	332,608
NET INVESTMENT INCOME (LOSS)	159,710
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,762,314
Change in net unrealized appreciation/depreciation on investment securities	545,263
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,307,577
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,467,287

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 139

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$159,710	$199,571
Net realized gains (losses) on investments	1,762,314	543,087
Change in net unrealized appreciation/depreciation on investments	545,263	1,871,214
Change in net assets resulting from operations	2,467,287	2,613,872
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(191,199)	(209,634)
Change in net assets resulting from distributions	(191,199)	(209,634)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,682,948	30,620,317
Distributions reinvested	191,199	209,634
Value of shares redeemed	(20,125,901)	(26,162,371)
Change in net assets resulting from capital transactions	(7,251,754)	4,667,580
Change in net assets	(4,975,666)	7,071,818
NET ASSETS:
Beginning of period	25,425,793	18,353,975
End of period	$20,450,127	$25,425,793
Accumulated net investment income (loss)	$172,030	$207,449
SHARE TRANSACTIONS:
Issued	290,880	801,553
Reinvested	4,308	5,340
Redeemed	(468,867)	(698,758)
Change in shares	(173,679)	108,135

See accompanying notes to financial statements.

140 :: ProFund VP Large-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$41.52	$36.40	$38.58	$35.13	$27.28

Investment Activities:
Net investment income (loss)(a)	0.35	0.38	0.36	0.29	0.26
Net realized and unrealized gains (losses) on investments	5.21	5.20	(2.17)	3.38	7.86
Total income (loss) from investment activities	5.56	5.58	(1.81)	3.67	8.12

Distributions to Shareholders From:
Net investment income	(0.46)	(0.46)	(0.37)	(0.22)	(0.27)

Net Asset Value, End of Period	$46.62	$41.52	$36.40	$38.58	$35.13

Total Return	13.43%	15.43%	(4.73)%	10.47%	29.89%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.69%	1.70%	1.77%	1.84%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.81%	1.01%	0.96%	0.80%	0.81%

Supplemental Data:
Net assets, end of period (000’s)	$20,450	$25,426	$18,354	$33,674	$22,181
Portfolio turnover rate(b)	72%	138%	85%	126%	150%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Mid-Cap :: 141

ProFund VP Mid-Cap seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 13.43%. For the same period, the Index had a total return of 16.24%(1) and a volatility of 17.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the Index through a process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap	13.43%	12.52%	7.33%
S&P MidCap 400	16.24%	15.01%	9.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	16%
Swap Agreements	84%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400 — Composition

% of Index
Information Technology	18%
Financials	17%
Industrials	16%
Consumer Discretionary	12%
Real Estate	9%
Health Care	8%
Materials	7%
Utilities	5%
Energy	4%
Consumer Staples	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

142 :: ProFund VP Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (44.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $17,334,439	$17,332,000	$17,332,000
TOTAL REPURCHASE AGREEMENTS (Cost $17,332,000)		17,332,000
TOTAL INVESTMENT SECURITIES (Cost $17,332,000)—44.7%		17,332,000
Net other assets (liabilities)—55.3%(c)		21,461,349
NET ASSETS—100.0%		$38,793,349

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $1,260,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)                    Amount includes $21,372,223 of net capital shares receivable as of December 31, 2017.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	33	3/19/18	$6,187,731	$6,278,250	$90,519

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
S&P MidCap 400	Goldman Sachs International	1/29/18	1.93%	$7,698,736	$7,678,737	$(17,211)
S&P MidCap 400	UBS AG	1/29/18	1.93%	24,948,574	24,936,962	(10,353)
				$32,647,310	$32,615,699	$(27,564)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap :: 143

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$17,332,000
Repurchase agreements, at value	17,332,000
Total Investment Securities, at value	17,332,000
Cash	349
Segregated cash balances for futures contracts with brokers	217,800
Interest receivable	1,829
Receivable for capital shares issued	21,383,318
Prepaid expenses	1,716
TOTAL ASSETS	38,937,012
LIABILITIES:
Payable for capital shares redeemed	11,095
Unrealized loss on swap agreements	27,564
Variation margin on futures contracts	37,950
Advisory fees payable	11,838
Management services fees payable	1,579
Administration fees payable	532
Administrative services fees payable	10,053
Distribution fees payable	10,872
Trustee fees payable	6
Transfer agency fees payable	819
Fund accounting fees payable	632
Compliance services fees payable	75
Other accrued expenses	30,648
TOTAL LIABILITIES	143,663
NET ASSETS	$38,793,349
NET ASSETS CONSIST OF:
Capital	$35,942,753
Accumulated net realized gains (losses) on investments	2,787,641
Net unrealized appreciation (depreciation) on investments	62,955
NET ASSETS	$38,793,349
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,316,359
Net Asset Value (offering and redemption price per share)	$29.47

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$202,950
EXPENSES:
Advisory fees	215,533
Management services fees	28,738
Administration fees	10,722
Transfer agency fees	15,473
Administrative services fees	63,293
Distribution fees	71,844
Custody fees	4,370
Fund accounting fees	12,138
Trustee fees	857
Compliance services fees	105
Other fees	44,557
Recoupment of prior expenses reduced by the Advisor	10,694
TOTAL NET EXPENSES	478,324
NET INVESTMENT INCOME (LOSS)	(275,374)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	643,729
Net realized gains (losses) on swap agreements	2,480,525
Change in net unrealized appreciation/depreciation on futures contracts	143,384
Change in net unrealized appreciation/depreciation on swap agreements	175,947
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,443,585
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,168,211

See accompanying notes to financial statements.

144 :: ProFund VP Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(275,374)	$(340,046)
Net realized gains (losses) on investments	3,124,254	4,458,201
Change in net unrealized appreciation/depreciation on investments	319,331	(171,447)
Change in net assets resulting from operations	3,168,211	3,946,708
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(3,760,820)	(423,316)
Change in net assets resulting from distributions	(3,760,820)	(423,316)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	48,473,190	67,320,283
Distributions reinvested	3,760,820	423,316
Value of shares redeemed	(57,793,682)	(56,438,924)
Change in net assets resulting from capital transactions	(5,559,672)	11,304,675
Change in net assets	(6,152,281)	14,828,067
NET ASSETS:
Beginning of period	44,945,630	30,117,563
End of period	$38,793,349	$44,945,630
SHARE TRANSACTIONS:
Issued	1,554,228	2,076,047
Reinvested	133,268	12,949
Redeemed	(1,683,868)	(1,798,592)
Change in shares	3,628	290,404

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap :: 145

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$34.24	$29.46	$31.48	$34.21	$27.36

Investment Activities:
Net investment income (loss)(a)	(0.33)	(0.44)	(0.52)	(0.54)	(0.51)
Net realized and unrealized gains (losses) on investments	4.53	5.77	(0.83)	2.88	8.73
Total income (loss) from investment activities	4.20	5.33	(1.35)	2.34	8.22

Distributions to Shareholders From:
Net realized gains on investments	(8.97)	(0.55)	(0.67)	(5.07)	(1.37)

Net Asset Value, End of Period	$29.47	$34.24	$29.46	$31.48	$34.21

Total Return	13.43%	18.19%	(4.45)%	7.65%	30.79%

Ratios to Average Net Assets:
Gross expenses	1.66%	1.68%	1.76%	1.68%	1.72%
Net expenses	1.66%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.96)%	(1.42)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$38,793	$44,946	$30,118	$25,389	$28,199
Portfolio turnover rate(b)	—	—	—	—	—

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

146 :: ProFund VP Mid-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Growth seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400 Growth Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 18.31%. For the same period, the Index had a total return of 19.92%(1) and a volatility of 9.35%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Growth	18.31%	13.10%	8.47%
S&P MidCap 400 Growth Index	19.92%	14.93%	10.35%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Growth	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NVR, Inc.	1.9%
SVB Financial Group	1.4%
MSCI, Inc.	1.2%
Teleflex, Inc.	1.2%
Cognex Corp.	1.1%

S&P MidCap 400 Growth Index — Composition

% of Index
Information Technology	23%
Industrials	17%
Financials	16%
Consumer Discretionary	15%
Health Care	11%
Real Estate	8%
Materials	5%
Consumer Staples	3%
Utilities	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Growth :: 147

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.0%)

	Shares	Value
ABIOMED, Inc.* (Health Care Equipment & Supplies)	968	$181,412
ACI Worldwide, Inc.* (Software)	1,452	32,917
Acxiom Corp.* (IT Services)	847	23,343
Akorn, Inc.* (Pharmaceuticals)	2,299	74,097
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	2,299	33,450
AMC Networks, Inc.*—Class A (Media)	726	39,262
American Eagle Outfitters, Inc. (Specialty Retail)	2,420	45,496
AptarGroup, Inc. (Containers & Packaging)	726	62,639
Aqua America, Inc. (Water Utilities)	2,662	104,430
BancorpSouth Bank (Banks)	968	30,444
Bank of Hawaii Corp. (Banks)	484	41,479
Bank of the Ozarks, Inc. (Banks)	2,904	140,699
Belden, Inc. (Electronic Equipment, Instruments & Components)	484	37,350
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	484	115,516
Bio-Techne Corp. (Life Sciences Tools & Services)	968	125,404
Bioverativ, Inc.* (Biotechnology)	2,662	143,535
Blackbaud, Inc. (Software)	1,210	114,333
Broadridge Financial Solutions, Inc. (IT Services)	2,783	252,084
Brown & Brown, Inc. (Insurance)	1,815	93,400
Brunswick Corp. (Leisure Products)	968	53,453
Buffalo Wild Wings, Inc.* (Hotels, Restaurants & Leisure)	242	37,837
Cable One, Inc. (Media)	121	85,105
CalAtlantic Group, Inc. (Household Durables)	1,089	61,409
Camden Property Trust (Equity Real Estate Investment Trusts)	1,210	111,393
Carlisle Cos., Inc. (Industrial Conglomerates)	726	82,510
Cars.com, Inc.* (Internet Software & Services)	968	27,917
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	847	99,514
Catalent, Inc.* (Pharmaceuticals)	3,267	134,208
Cathay General Bancorp, Inc. (Banks)	1,210	51,026
CDK Global, Inc. (Software)	3,146	224,247
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	1,210	132,435
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	363	84,470
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	1,573	81,576
CNO Financial Group, Inc. (Insurance)	4,114	101,575
Cognex Corp. (Electronic Equipment, Instruments & Components)	4,235	259,013
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	605	170,743
Commerce Bancshares, Inc. (Banks)	1,210	67,566
CommVault Systems, Inc.* (Software)	484	25,410
Copart, Inc.* (Commercial Services & Supplies)	4,840	209,040
Core Laboratories N.V. (Energy Equipment & Services)	484	53,022
CoreLogic, Inc.* (IT Services)	2,057	95,054
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	847	96,473
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	1,089	31,799
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	5,445	50,366
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	242	38,451
Crane Co. (Machinery)	484	43,182
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	1,089	40,445
Cullen/Frost Bankers, Inc. (Banks)	726	68,716
Curtiss-Wright Corp. (Aerospace & Defense)	605	73,719
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	5,082	77,450
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	968	57,625
Dana Holding Corp. (Auto Components)	2,299	73,591
DCT Industrial Trust, Inc. (Equity Real Estate Investment Trusts)	2,299	135,135
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	363	29,131
Delphi Technologies PLC* (Auto Components)	2,178	114,280
Deluxe Corp. (Commercial Services & Supplies)	605	46,488
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	1,089	205,776
Donaldson Co., Inc. (Machinery)	1,936	94,767
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	2,420	99,365
DST Systems, Inc. (IT Services)	605	37,552
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)	2,178	140,416
Dycom Industries, Inc.* (Construction & Engineering)	726	80,898
Eagle Materials, Inc. (Construction Materials)	1,210	137,093
East West Bancorp, Inc. (Banks)	3,509	213,451
Eaton Vance Corp. (Capital Markets)	2,904	163,757
Energizer Holdings, Inc. (Household Products)	605	29,028
FactSet Research Systems, Inc. (Capital Markets)	968	186,592
Fair Isaac Corp. (Software)	726	111,223
Federated Investors, Inc.—Class B (Capital Markets)	2,299	82,948
First American Financial Corp. (Insurance)	1,452	81,370
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,904	91,389
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	968	65,359
Flowers Foods, Inc. (Food Products)	2,057	39,721
Fortinet, Inc.* (Software)	3,630	158,595
Gentex Corp. (Auto Components)	4,235	88,723
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	1,815	74,597
Graco, Inc. (Machinery)	3,993	180,563
Granite Construction, Inc. (Construction & Engineering)	484	30,700
Hancock Holding Co. (Banks)	968	47,916
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,573	50,525

See accompanying notes to financial statements.

148 :: ProFund VP Mid-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
HealthSouth Corp. (Health Care Providers & Services)	2,420	$119,572
Helen of Troy, Ltd.* (Household Durables)	363	34,975
Herman Miller, Inc. (Commercial Services & Supplies)	1,452	58,153
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,089	55,441
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	1,573	132,588
Home BancShares, Inc. (Banks)	1,815	42,199
Hubbell, Inc. (Electrical Equipment)	726	98,257
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	726	171,118
IDACORP, Inc. (Electric Utilities)	605	55,272
IDEX Corp. (Machinery)	1,815	239,527
ILG, Inc. (Hotels, Restaurants & Leisure)	1,815	51,691
Ingredion, Inc. (Food Products)	847	118,411
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	3,267	97,128
Interactive Brokers Group, Inc.—Class A (Capital Markets)	1,694	100,302
InterDigital, Inc. (Communications Equipment)	847	64,499
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	968	207,278
ITT, Inc. (Machinery)	1,089	58,120
j2 Global, Inc. (Internet Software & Services)	1,210	90,786
Jabil, Inc. (Electronic Equipment, Instruments & Components)	4,235	111,169
Jack Henry & Associates, Inc. (IT Services)	1,936	226,435
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	484	47,485
Janus Henderson Group PLC (Capital Markets)	4,356	166,661
John Wiley & Sons, Inc.—Class A (Media)	363	23,867
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	726	108,123
KB Home (Household Durables)	2,057	65,721
Kemper Corp. (Insurance)	1,210	83,369
Kennametal, Inc. (Machinery)	847	41,003
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	2,178	90,605
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	1,452	108,392
KLX, Inc.* (Aerospace & Defense)	1,210	82,583
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,573	68,772
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	2,057	152,713
Lamb Weston Holding, Inc. (Food Products)	3,509	198,082
Lancaster Colony Corp. (Food Products)	242	31,269
Landstar System, Inc. (Road & Rail)	726	75,577
Lennox International, Inc. (Building Products)	968	201,596
Liberty Property Trust (Equity Real Estate Investment Trusts)	1,815	78,063
Life Storage, Inc. (Equity Real Estate Investment Trusts)	605	53,887
Lincoln Electric Holdings, Inc. (Machinery)	847	77,568
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	605	119,681
LivaNova PLC* (Health Care Equipment & Supplies)	1,089	87,033
Live Nation Entertainment, Inc.* (Media)	3,267	139,077
LogMeIn, Inc. (Internet Software & Services)	1,331	152,400
Louisiana-Pacific Corp.* (Paper & Forest Products)	3,509	92,146
Manhattan Associates, Inc.* (Software)	968	47,955
MarketAxess Holdings, Inc. (Capital Markets)	968	195,294
Masimo Corp.* (Health Care Equipment & Supplies)	1,210	102,608
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	968	30,134
MAXIMUS, Inc. (IT Services)	1,573	112,595
MB Financial, Inc. (Banks)	1,089	48,482
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	4,840	66,695
Medidata Solutions, Inc.* (Health Care Technology)	1,452	92,014
Meredith Corp. (Media)	484	31,968
Microsemi Corp.* (Semiconductors & Semiconductor Equipment)	2,904	149,992
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,331	125,780
Molina Healthcare, Inc.* (Health Care Providers & Services)	484	37,113
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	968	108,764
MSA Safety, Inc. (Commercial Services & Supplies)	484	37,520
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	484	46,783
MSCI, Inc.—Class A (Capital Markets)	2,178	275,603
National Instruments Corp. (Electronic Equipment, Instruments & Components)	2,662	110,819
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,573	67,843
NewMarket Corp. (Chemicals)	121	48,084
Nordson Corp. (Machinery)	1,210	177,144
Nu Skin Enterprises, Inc.—Class A (Personal Products)	484	33,023
NuVasive, Inc.* (Health Care Equipment & Supplies)	726	42,464
NVR, Inc.* (Household Durables)	121	424,494
Old Dominion Freight Line, Inc. (Road & Rail)	1,694	222,845
Olin Corp. (Chemicals)	2,299	81,798
ONE Gas, Inc. (Gas Utilities)	484	35,458
Orbital ATK, Inc. (Aerospace & Defense)	1,452	190,938
Oshkosh Corp. (Machinery)	847	76,984
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	242	13,579
Pinnacle Financial Partners, Inc. (Banks)	1,089	72,201
Plantronics, Inc. (Communications Equipment)	484	24,384
PNM Resources, Inc. (Electric Utilities)	1,210	48,945
Polaris Industries, Inc. (Leisure Products)	1,452	180,033
PolyOne Corp. (Chemicals)	1,210	52,635
Pool Corp. (Distributors)	968	125,501
Potlatch Corp. (Equity Real Estate Investment Trusts)	605	30,190
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	847	37,615
Primerica, Inc. (Insurance)	1,089	110,587
PTC, Inc.* (Software)	1,694	102,944
Quality Care Properties* (Equity Real Estate Investment Trusts)	726	10,026
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,936	61,236

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 149

Common Stocks, continued

	Shares	Value
RenaissanceRe Holdings, Ltd. (Insurance)	484	$60,786
Rollins, Inc. (Commercial Services & Supplies)	2,299	106,972
Royal Gold, Inc. (Metals & Mining)	1,573	129,175
RPM International, Inc. (Chemicals)	1,452	76,114
Sabre Corp. (IT Services)	2,178	44,649
Sanderson Farms, Inc. (Food Products)	363	50,377
SEI Investments Co. (Capital Markets)	3,146	226,071
Sensient Technologies Corp. (Chemicals)	484	35,405
Service Corp. International (Diversified Consumer Services)	4,598	171,598
Signature Bank* (Banks)	484	66,434
Silgan Holdings, Inc. (Containers & Packaging)	726	21,337
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	1,089	96,159
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	1,936	128,880
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	3,267	123,623
SLM Corp.* (Consumer Finance)	7,139	80,671
Sotheby’s*—Class A (Diversified Consumer Services)	847	43,705
Southwest Gas Corp. (Gas Utilities)	605	48,690
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	3,025	73,659
STERIS PLC (Health Care Equipment & Supplies)	1,210	105,839
Sterling Bancorp (Banks)	3,630	89,298
SVB Financial Group* (Banks)	1,331	311,147
Synovus Financial Corp. (Banks)	2,904	139,218
Take-Two Interactive Software, Inc.* (Software)	1,815	199,251
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	968	25,662
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	605	39,585
Teledyne Technologies, Inc.* (Aerospace & Defense)	847	153,434
Teleflex, Inc. (Health Care Equipment & Supplies)	1,089	270,964
Tempur Sealy International, Inc.* (Household Durables)	484	30,342
Tenet Healthcare Corp.* (Health Care Providers & Services)	847	12,841
Teradata Corp.* (IT Services)	1,815	69,805
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	4,719	197,584
Terex Corp. (Machinery)	847	40,842
Texas Capital Bancshares, Inc.* (Banks)	1,210	107,569
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	1,089	57,369
The Boston Beer Co., Inc.*—Class A (Beverages)	121	23,123
The Brink’s Co. (Commercial Services & Supplies)	1,210	95,227
The Chemours Co. (Chemicals)	4,477	224,120
The Dun & Bradstreet Corp. (Professional Services)	484	57,310
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,573	37,123
The Hain Celestial Group, Inc.* (Food Products)	968	41,034
The New York Times Co.—Class A (Media)	3,025	55,963
The Scotts Miracle-Gro Co.—Class A (Chemicals)	484	51,783
The Timken Co. (Machinery)	847	41,630
The Toro Co. (Machinery)	2,662	173,642
The Ultimate Software Group, Inc.* (Software)	726	158,435
The Wendy’s Co. (Hotels, Restaurants & Leisure)	2,299	37,750
Thor Industries, Inc. (Automobiles)	1,210	182,371
Toll Brothers, Inc. (Household Durables)	3,630	174,312
Tootsie Roll Industries, Inc. (Food Products)	242	8,809
TRI Pointe Group, Inc.* (Household Durables)	3,630	65,050
Trimble Navigation, Ltd.* (Electronic Equipment, Instruments & Components)	6,171	250,789
Tupperware Brands Corp. (Household Durables)	484	30,347
Tyler Technologies, Inc.* (Software)	847	149,961
United Therapeutics Corp.* (Biotechnology)	726	107,412
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	1,936	34,441
Urban Edge Properties (Equity Real Estate Investment Trusts)	1,452	37,011
Valmont Industries, Inc. (Construction & Engineering)	242	40,136
Valvoline, Inc. (Chemicals)	2,904	72,774
Vectren Corp. (Multi-Utilities)	1,331	86,542
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	2,662	100,757
ViaSat, Inc.* (Communications Equipment)	484	36,227
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	1,573	32,640
Wabtec Corp. (Machinery)	847	68,971
Washington Federal, Inc. (Thrifts & Mortgage Finance)	847	29,010
Watsco, Inc. (Trading Companies & Distributors)	363	61,725
Webster Financial Corp. (Banks)	1,331	74,749
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,089	35,795
WellCare Health Plans, Inc.* (Health Care Providers & Services)	726	146,006
Werner Enterprises, Inc. (Road & Rail)	605	23,383
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	1,089	107,452
WEX, Inc.* (IT Services)	968	136,711
WGL Holdings, Inc. (Gas Utilities)	484	41,547
Wintrust Financial Corp. (Banks)	726	59,801
Woodward, Inc. (Machinery)	726	55,568
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	1,331	138,158
TOTAL COMMON STOCKS (Cost $15,371,032)		22,599,302

Repurchase Agreements(a) (0.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $80,011	$80,000	$80,000
TOTAL REPURCHASE AGREEMENTS (Cost $80,000)		80,000
TOTAL INVESTMENT SECURITIES (Cost $15,451,032)—100.4%		22,679,302
Net other assets (liabilities)—(0.4)%		(89,399)
NET ASSETS—100.0%		$22,589,903

See accompanying notes to financial statements.

150 :: ProFund VP Mid-Cap Growth :: Financial Statements

*                           Non-income producing security.

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Mid-Cap Growth invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$671,792	3.0%
Auto Components	276,594	1.2%
Automobiles	182,371	0.8%
Banks	1,672,395	7.3%
Beverages	23,123	0.1%
Biotechnology	250,947	1.1%
Building Products	201,596	0.9%
Capital Markets	1,397,228	6.2%
Chemicals	642,713	2.8%
Commercial Services & Supplies	553,400	2.4%
Communications Equipment	125,110	0.6%
Construction & Engineering	151,734	0.7%
Construction Materials	137,093	0.6%
Consumer Finance	80,671	0.4%
Containers & Packaging	83,976	0.4%
Distributors	125,501	0.6%
Diversified Consumer Services	215,303	1.0%
Electric Utilities	104,217	0.5%
Electrical Equipment	98,257	0.4%
Electronic Equipment, Instruments & Components	1,528,245	6.7%
Energy Equipment & Services	53,022	0.3%
Equity Real Estate Investment Trusts	1,618,173	7.1%
Food & Staples Retailing	73,659	0.3%
Food Products	487,703	2.3%
Gas Utilities	125,695	0.5%
Health Care Equipment & Supplies	1,104,957	4.8%
Health Care Providers & Services	315,532	1.4%
Health Care Technology	125,464	0.6%
Hotels, Restaurants & Leisure	843,704	3.7%
Household Durables	886,650	3.9%
Household Products	29,028	0.1%
Industrial Conglomerates	82,510	0.4%
Insurance	531,087	2.4%
Internet Software & Services	271,103	1.2%
IT Services	998,228	4.4%
Leisure Products	233,486	1.0%
Life Sciences Tools & Services	373,355	1.7%
Machinery	1,369,511	6.0%
Media	375,242	1.7%
Metals & Mining	129,175	0.6%
Multi-Utilities	86,542	0.4%
Oil, Gas & Consumable Fuels	30,134	0.1%
Paper & Forest Products	92,146	0.4%
Personal Products	33,023	0.1%
Pharmaceuticals	245,920	1.1%
Professional Services	57,310	0.3%
Real Estate Management & Development	108,123	0.5%
Road & Rail	390,577	1.7%
Semiconductors & Semiconductor Equipment	1,140,994	5.1%
Software	1,325,271	5.8%
Specialty Retail	45,496	0.2%
Textiles, Apparel & Luxury Goods	252,268	1.1%
Thrifts & Mortgage Finance	29,010	0.1%
Trading Companies & Distributors	108,508	0.5%
Water Utilities	104,430	0.5%
Other**	(9,399)	NM
Total	$22,589,903	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM                   Not meaningful, amount is less than 0.05%

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 151

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$15,451,032
Securities, at value	22,599,302
Repurchase agreements, at value	80,000
Total Investment Securities, at value	22,679,302
Cash	1,033
Dividends and interest receivable	30,363
Receivable for capital shares issued	24,534
Prepaid expenses	1,209
TOTAL ASSETS	22,736,441
LIABILITIES:
Payable for investments purchased	100,314
Payable for capital shares redeemed	3,647
Advisory fees payable	14,491
Management services fees payable	1,932
Administration fees payable	655
Administrative services fees payable	7,623
Distribution fees payable	5,737
Trustee fees payable	8
Transfer agency fees payable	1,008
Fund accounting fees payable	778
Compliance services fees payable	98
Other accrued expenses	10,247
TOTAL LIABILITIES	146,538
NET ASSETS	$22,589,903
NET ASSETS CONSIST OF:
Capital	$13,788,505
Accumulated net realized gains (losses) on investments	1,573,128
Net unrealized appreciation (depreciation) on investments	7,228,270
NET ASSETS	$22,589,903
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	474,188
Net Asset Value (offering and redemption price per share)	$47.64

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$269,124
Interest	323
Foreign tax withholding	(85)
TOTAL INVESTMENT INCOME	269,362
EXPENSES:
Advisory fees	170,275
Management services fees	22,703
Administration fees	8,452
Transfer agency fees	12,195
Administrative services fees	77,370
Distribution fees	56,758
Custody fees	3,839
Fund accounting fees	11,212
Trustee fees	598
Compliance services fees	152
Other fees	20,142
Total Gross Expenses before reductions	383,696
Expenses reduced and reimbursed by the Advisor	(2,309)
TOTAL NET EXPENSES	381,387
NET INVESTMENT INCOME (LOSS)	(112,025)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,859,997
Change in net unrealized appreciation/depreciation on investment securities	1,011,498
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,871,495
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,759,470

See accompanying notes to financial statements.

152 :: ProFund VP Mid-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(112,025)	$(95,668)
Net realized gains (losses) on investments	2,859,997	2,264,395
Change in net unrealized appreciation/depreciation on investments	1,011,498	(274,177)
Change in net assets resulting from operations	3,759,470	1,894,550
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(2,003,816)	(1,189,519)
Change in net assets resulting from distributions	(2,003,816)	(1,189,519)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,462,881	28,074,286
Distributions reinvested	2,003,816	1,189,519
Value of shares redeemed	(12,124,873)	(35,208,249)
Change in net assets resulting from capital transactions	(658,176)	(5,944,444)
Change in net assets	1,097,478	(5,239,413)
NET ASSETS:
Beginning of period	21,492,425	26,731,838
End of period	$22,589,903	$21,492,425
SHARE TRANSACTIONS:
Issued	203,314	665,411
Reinvested	44,431	27,333
Redeemed	(259,175)	(853,852)
Change in shares	(11,430)	(161,108)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap Growth :: 153

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$44.26	$41.33	$48.21	$50.03	$38.33

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.19)	(0.22)	(0.31)	(0.27)
Net realized and unrealized gains (losses) on investments	8.08	5.47	0.63	3.01	11.97
Total income (loss) from investment activities	7.85	5.28	0.41	2.70	11.70

Distributions to Shareholders From:
Net realized gains on investments	(4.47)	(2.35)	(7.29)	(4.52)	—

Net Asset Value, End of Period	$47.64	$44.26	$41.33	$48.21	$50.03

Total Return	18.31%	12.87%	0.28%	5.89%	30.52%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.69%	1.70%	1.79%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.49)%	(0.45)%	(0.49)%	(0.65)%	(0.60)%

Supplemental Data:
Net assets, end of period (000’s)	$22,590	$21,492	$26,732	$25,203	$34,981
Portfolio turnover rate(b)	88%	171%	215%	159%	149%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

154 :: ProFund VP Mid-Cap Value :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Value seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400 Value Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 10.61%. For the same period, the Index had a total return of 12.32%(1) and a volatility of 10.28%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Value	10.61%	12.95%	7.53%
S&P MidCap 400 Value Index	12.32%	14.83%	9.46%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Value	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Steel Dynamics, Inc.	1.2%
Reinsurance Group of America, Inc.	1.2%
Atmos Energy Corp.	1.1%
Leidos Holdings, Inc.	1.1%
HollyFrontier Corp.	1.0%

S&P MidCap 400 Value Index — Composition

% of Index
Financials	17%
Industrials	15%
Real Estate	11%
Information Technology	11%
Consumer Discretionary	10%
Materials	10%
Utilities	9%
Energy	8%
Consumer Staples	5%
Health Care	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                 The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                 1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Value :: 155

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.3%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	2,184	$18,870
Aaron’s, Inc. (Specialty Retail)	1,176	46,864
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	1,568	51,164
ACI Worldwide, Inc.* (Software)	1,120	25,390
Acxiom Corp.* (IT Services)	840	23,150
Adtalem Global Education, Inc.* (Diversified Consumer Services)	1,176	49,451
AECOM Technology Corp.* (Construction & Engineering)	2,968	110,261
AGCO Corp. (Machinery)	1,232	88,003
Alexander & Baldwin, Inc. (Real Estate Management & Development)	896	24,855
Alleghany Corp.* (Insurance)	280	166,905
Allegheny Technologies, Inc.* (Metals & Mining)	2,408	58,129
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	1,624	23,629
AMC Networks, Inc.*—Class A (Media)	336	18,171
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	2,576	105,694
American Eagle Outfitters, Inc. (Specialty Retail)	1,288	24,214
American Financial Group, Inc. (Insurance)	1,288	139,800
AptarGroup, Inc. (Containers & Packaging)	616	53,148
Aqua America, Inc. (Water Utilities)	1,288	50,528
ARRIS International PLC* (Communications Equipment)	3,360	86,319
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	1,680	135,089
Ashland Global Holdings, Inc. (Chemicals)	1,176	83,730
Aspen Insurance Holdings, Ltd. (Insurance)	1,120	45,472
Associated Banc-Corp. (Banks)	2,856	72,542
Atmos Energy Corp. (Gas Utilities)	2,072	177,964
AutoNation, Inc.* (Specialty Retail)	1,120	57,490
Avis Budget Group, Inc.* (Road & Rail)	1,344	58,975
Avnet, Inc. (Electronic Equipment, Instruments & Components)	2,296	90,968
Avon Products, Inc.* (Personal Products)	8,344	17,940
BancorpSouth Bank (Banks)	840	26,418
Bank of Hawaii Corp. (Banks)	392	33,594
Bed Bath & Beyond, Inc. (Specialty Retail)	2,688	59,109
Belden, Inc. (Electronic Equipment, Instruments & Components)	448	34,572
Bemis Co., Inc. (Containers & Packaging)	1,736	82,963
Big Lots, Inc. (Multiline Retail)	784	44,021
Black Hills Corp. (Multi-Utilities)	1,008	60,591
Brinker International, Inc. (Hotels, Restaurants & Leisure)	896	34,801
Brown & Brown, Inc. (Insurance)	784	40,345
Brunswick Corp. (Leisure Products)	896	49,477
Buffalo Wild Wings, Inc.* (Hotels, Restaurants & Leisure)	112	17,511
Cable One, Inc. (Media)	56	39,388
Cabot Corp. (Chemicals)	1,176	72,430
CalAtlantic Group, Inc. (Household Durables)	616	34,736
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	3,808	46,267
Camden Property Trust (Equity Real Estate Investment Trusts)	840	77,330
Carlisle Cos., Inc. (Industrial Conglomerates)	616	70,008
Carpenter Technology Corp. (Metals & Mining)	896	45,687
Cars.com, Inc.* (Internet Software & Services)	616	17,765
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	280	32,897
Casey’s General Stores, Inc. (Food & Staples Retailing)	728	81,492
Cathay General Bancorp, Inc. (Banks)	560	23,615
Chemical Financial Corp. (Banks)	1,344	71,864
Ciena Corp.* (Communications Equipment)	2,688	56,260
Cinemark Holdings, Inc. (Media)	2,016	70,196
Clean Harbors, Inc.* (Commercial Services & Supplies)	1,008	54,634
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	3,920	57,350
Commerce Bancshares, Inc. (Banks)	840	46,906
Commercial Metals Co. (Metals & Mining)	2,184	46,563
CommVault Systems, Inc.* (Software)	392	20,580
Compass Minerals International, Inc. (Metals & Mining)	616	44,506
Convergys Corp. (IT Services)	1,736	40,796
Cooper Tire & Rubber Co. (Auto Components)	952	33,653
Core Laboratories N.V. (Energy Equipment & Services)	504	55,213
Corecivic, Inc. (Equity Real Estate Investment Trusts)	2,240	50,400
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	1,064	31,069
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	3,752	34,706
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	280	44,488
Crane Co. (Machinery)	560	49,963
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	1,008	37,437
Cullen/Frost Bankers, Inc. (Banks)	504	47,704
Curtiss-Wright Corp. (Aerospace & Defense)	336	40,942
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	2,408	36,698
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	1,008	60,006
Dana Holding Corp. (Auto Components)	1,008	32,266
Dean Foods Co. (Food Products)	1,736	20,068
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	280	22,470
Deluxe Corp. (Commercial Services & Supplies)	448	34,424
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	1,232	22,903
Dick’s Sporting Goods, Inc. (Specialty Retail)	1,568	45,064
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	1,456	23,806
Dillard’s, Inc.—Class A (Multiline Retail)	392	23,540
Domtar Corp. (Paper & Forest Products)	1,176	58,236
Donaldson Co., Inc. (Machinery)	952	46,600
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,120	45,987
Dril-Quip, Inc.* (Energy Equipment & Services)	728	34,726
DST Systems, Inc. (IT Services)	672	41,711
Edgewell Personal Care Co.* (Personal Products)	1,064	63,190

See accompanying notes to financial statements.

156 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,456	$50,844
EMCOR Group, Inc. (Construction & Engineering)	1,120	91,560
Endo International PLC* (Pharmaceuticals)	3,808	29,512
Energen Corp.* (Oil, Gas & Consumable Fuels)	1,848	106,390
Energizer Holdings, Inc. (Household Products)	672	32,243
EnerSys (Electrical Equipment)	784	54,590
Ensco PLCADR—Class A (Energy Equipment & Services)	8,288	48,982
EPR Properties (Equity Real Estate Investment Trusts)	1,232	80,647
Esterline Technologies Corp.* (Aerospace & Defense)	504	37,649
F.N.B. Corp. (Banks)	6,104	84,357
First American Financial Corp. (Insurance)	896	50,212
First Horizon National Corp. (Banks)	6,160	123,137
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	784	52,935
Flowers Foods, Inc. (Food Products)	1,904	36,766
Fulton Financial Corp. (Banks)	3,304	59,142
GameStop Corp.—Class A (Specialty Retail)	1,904	34,177
GATX Corp. (Trading Companies & Distributors)	728	45,252
Genesee & Wyoming, Inc.*—Class A (Road & Rail)	1,176	92,587
Gentex Corp. (Auto Components)	2,072	43,409
Genworth Financial, Inc.*—Class A (Insurance)	9,464	29,433
Graham Holdings Co.—Class B (Diversified Consumer Services)	112	62,535
Granite Construction, Inc. (Construction & Engineering)	336	21,312
Great Plains Energy, Inc. (Electric Utilities)	4,088	131,797
Greif, Inc.—Class A (Containers & Packaging)	504	30,532
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	3,136	40,015
Halyard Health, Inc.* (Health Care Equipment & Supplies)	896	41,377
Hancock Holding Co. (Banks)	896	44,352
Hawaiian Electric Industries, Inc. (Electric Utilities)	2,072	74,903
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,176	37,773
Helen of Troy, Ltd.* (Household Durables)	280	26,978
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,064	54,168
HNI Corp. (Commercial Services & Supplies)	840	32,399
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	3,360	172,100
Home BancShares, Inc. (Banks)	1,568	36,456
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	3,136	93,610
Hubbell, Inc. (Electrical Equipment)	504	68,211
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	280	65,995
IDACORP, Inc. (Electric Utilities)	448	40,929
ILG, Inc. (Hotels, Restaurants & Leisure)	560	15,949
INC Research Holdings, Inc.*—Class A (Life Sciences Tools & Services)	1,064	46,390
Ingredion, Inc. (Food Products)	728	101,775
International Bancshares Corp. (Banks)	1,008	40,018
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	448	17,853
ITT, Inc. (Machinery)	784	41,842
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	168	16,482
JBG Smith Properties (Equity Real Estate Investment Trusts)	1,792	62,236
JetBlue Airways Corp.* (Airlines)	6,048	135,112
John Wiley & Sons, Inc.—Class A (Media)	504	33,138
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	336	50,041
KBR, Inc. (Construction & Engineering)	2,632	52,193
Kennametal, Inc. (Machinery)	896	43,375
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	1,792	74,547
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	728	54,345
Kirby Corp.* (Marine)	1,008	67,334
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,232	53,863
Knowles Corp.* (Electronic Equipment, Instruments & Components)	1,680	24,629
Lancaster Colony Corp. (Food Products)	168	21,707
Landstar System, Inc. (Road & Rail)	224	23,318
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)	2,128	59,733
Legg Mason, Inc. (Capital Markets)	1,624	68,176
Leidos Holdings, Inc. (IT Services)	2,688	173,565
Liberty Property Trust (Equity Real Estate Investment Trusts)	1,400	60,214
Life Storage, Inc. (Equity Real Estate Investment Trusts)	448	39,903
LifePoint Health, Inc.* (Health Care Providers & Services)	728	36,254
Lincoln Electric Holdings, Inc. (Machinery)	560	51,285
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	1,680	36,221
Mallinckrodt PLC* (Pharmaceuticals)	1,792	40,427
Manhattan Associates, Inc.* (Software)	504	24,968
ManpowerGroup, Inc. (Professional Services)	1,232	155,367
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	1,064	33,122
MB Financial, Inc. (Banks)	784	34,904
MDU Resources Group, Inc. (Multi-Utilities)	3,696	99,349
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	3,080	42,442
MEDNAX, Inc.* (Health Care Providers & Services)	1,792	95,765
Mercury General Corp. (Insurance)	672	35,912
Meredith Corp. (Media)	336	22,193
Minerals Technologies, Inc. (Chemicals)	672	46,267
Molina Healthcare, Inc.* (Health Care Providers & Services)	448	34,353
MSA Safety, Inc. (Commercial Services & Supplies)	224	17,364
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	448	43,304
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	3,080	95,634
Murphy USA, Inc.* (Specialty Retail)	616	49,502
Nabors Industries, Ltd. (Energy Equipment & Services)	5,992	40,925
National Fuel Gas Co. (Gas Utilities)	1,624	89,174
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,680	72,458
NCR Corp.* (Technology Hardware, Storage & Peripherals)	2,296	78,040

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 157

Common Stocks, continued

	Shares	Value
NetScout Systems, Inc.* (Communications Equipment)	1,624	$49,451
New Jersey Resources Corp. (Gas Utilities)	1,624	65,285
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	9,240	120,305
NewMarket Corp. (Chemicals)	112	44,508
NorthWestern Corp. (Multi-Utilities)	896	53,491
NOW, Inc.* (Trading Companies & Distributors)	2,016	22,236
Nu Skin Enterprises, Inc.—Class A (Personal Products)	504	34,388
NuVasive, Inc.* (Health Care Equipment & Supplies)	392	22,928
Oceaneering International, Inc. (Energy Equipment & Services)	1,848	39,067
Office Depot, Inc. (Specialty Retail)	9,800	34,692
OGE Energy Corp. (Electric Utilities)	3,808	125,321
Old Republic International Corp. (Insurance)	4,648	99,374
Olin Corp. (Chemicals)	1,344	47,820
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	3,752	103,330
ONE Gas, Inc. (Gas Utilities)	560	41,026
Oshkosh Corp. (Machinery)	728	66,168
Owens & Minor, Inc. (Health Care Providers & Services)	1,176	22,203
Owens-Illinois, Inc.* (Containers & Packaging)	3,080	68,284
PacWest Bancorp (Banks)	2,464	124,185
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	280	15,711
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	4,200	96,641
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	2,072	73,452
Pinnacle Financial Partners, Inc. (Banks)	560	37,128
Pitney Bowes, Inc. (Commercial Services & Supplies)	3,528	39,443
Plantronics, Inc. (Communications Equipment)	280	14,106
PNM Resources, Inc. (Electric Utilities)	616	24,917
PolyOne Corp. (Chemicals)	560	24,360
Post Holdings, Inc.* (Food Products)	1,232	97,612
Potlatch Corp. (Equity Real Estate Investment Trusts)	280	13,972
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	336	14,922
Prosperity Bancshares, Inc. (Banks)	1,344	94,174
PTC, Inc.* (Software)	896	54,450
QEP Resources, Inc.* (Oil, Gas & Consumable Fuels)	4,592	43,945
Quality Care Properties* (Equity Real Estate Investment Trusts)	1,232	17,014
Rayonier, Inc. (Equity Real Estate Investment Trusts)	952	30,112
Regal Beloit Corp. (Electrical Equipment)	840	64,344
Reinsurance Group of America, Inc. (Insurance)	1,232	192,105
Reliance Steel & Aluminum Co. (Metals & Mining)	1,400	120,106
RenaissanceRe Holdings, Ltd. (Insurance)	392	49,231
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	2,128	33,324
RPM International, Inc. (Chemicals)	1,456	76,324
Ryder System, Inc. (Road & Rail)	1,008	84,844
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	3,360	63,067
Sabre Corp. (IT Services)	2,240	45,920
Sally Beauty Holdings, Inc.* (Specialty Retail)	2,408	45,174
Sanderson Farms, Inc. (Food Products)	112	15,543
Science Applications International Corp. (IT Services)	840	64,319
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	4,480	85,792
Sensient Technologies Corp. (Chemicals)	448	32,771
Signature Bank* (Banks)	672	92,239
Silgan Holdings, Inc. (Containers & Packaging)	840	24,688
SLM Corp.* (Consumer Finance)	2,632	29,742
SM Energy Co. (Oil, Gas & Consumable Fuels)	1,960	43,277
Snyder’s-Lance, Inc. (Food Products)	1,624	81,331
Sonoco Products Co. (Containers & Packaging)	1,904	101,179
Southwest Gas Corp. (Gas Utilities)	448	36,055
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	9,688	54,059
Steel Dynamics, Inc. (Metals & Mining)	4,480	193,222
STERIS PLC (Health Care Equipment & Supplies)	616	53,882
Sterling Bancorp (Banks)	1,456	35,818
Stifel Financial Corp. (Capital Markets)	1,288	76,713
Superior Energy Services, Inc.* (Energy Equipment & Services)	2,912	28,043
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	672	26,840
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	560	76,132
Take-Two Interactive Software, Inc.* (Software)	784	86,068
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	1,064	28,207
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	672	43,969
TCF Financial Corp. (Banks)	3,248	66,584
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	672	65,836
TEGNA, Inc. (Media)	4,088	57,559
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	1,736	48,261
Tempur Sealy International, Inc.* (Household Durables)	504	31,596
Tenet Healthcare Corp.* (Health Care Providers & Services)	896	13,583
Teradata Corp.* (IT Services)	840	32,306
Terex Corp. (Machinery)	896	43,205
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	448	23,601
The Boston Beer Co., Inc.*—Class A (Beverages)	112	21,403
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	784	37,773
The Dun & Bradstreet Corp. (Professional Services)	336	39,786
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,064	25,110
The Hain Celestial Group, Inc.* (Food Products)	1,176	49,851
The Hanover Insurance Group, Inc. (Insurance)	784	84,735
The Michaels Cos., Inc.* (Specialty Retail)	2,072	50,122
The Scotts Miracle-Gro Co.—Class A (Chemicals)	392	41,940
The Timken Co. (Machinery)	616	30,276
The Wendy’s Co. (Hotels, Restaurants & Leisure)	1,680	27,586
Tootsie Roll Industries, Inc. (Food Products)	168	6,115

See accompanying notes to financial statements.

158 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Transocean, Ltd.* (Energy Equipment & Services)	7,392	$78,947
TreeHouse Foods, Inc.* (Food Products)	1,064	52,625
Trinity Industries, Inc. (Machinery)	2,856	106,987
Trustmark Corp. (Banks)	1,288	41,036
Tupperware Brands Corp. (Household Durables)	560	35,112
UGI Corp. (Gas Utilities)	3,304	155,123
UMB Financial Corp. (Banks)	840	60,413
Umpqua Holdings Corp. (Banks)	4,200	87,360
United Bankshares, Inc. (Banks)	2,016	70,056
United Natural Foods, Inc.* (Food & Staples Retailing)	952	46,905
United States Steel Corp. (Metals & Mining)	3,304	116,268
United Therapeutics Corp.* (Biotechnology)	280	41,426
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	1,680	29,887
Urban Edge Properties (Equity Real Estate Investment Trusts)	896	22,839
Urban Outfitters, Inc.* (Specialty Retail)	1,512	53,011
Valley National Bancorp (Banks)	4,984	55,920
Valmont Industries, Inc. (Construction & Engineering)	280	46,438
Valvoline, Inc. (Chemicals)	1,512	37,891
Vectren Corp. (Multi-Utilities)	560	36,411
VeriFone Systems, Inc.* (Electronic Equipment, Instruments & Components)	2,128	37,687
ViaSat, Inc.* (Communications Equipment)	672	50,299
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	1,288	26,726
W.R. Berkley Corp. (Insurance)	1,848	132,409
Wabtec Corp. (Machinery)	952	77,521
Washington Federal, Inc. (Thrifts & Mortgage Finance)	952	32,606
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	3,528	25,119
Watsco, Inc. (Trading Companies & Distributors)	280	47,612
Webster Financial Corp. (Banks)	728	40,884
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,400	46,018
WellCare Health Plans, Inc.* (Health Care Providers & Services)	336	67,574
Werner Enterprises, Inc. (Road & Rail)	392	15,151
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	560	55,255
Westar Energy, Inc. (Electric Utilities)	2,688	141,927
WGL Holdings, Inc. (Gas Utilities)	616	52,877
Williams-Sonoma, Inc. (Specialty Retail)	1,456	75,275
Wintrust Financial Corp. (Banks)	504	41,514
Woodward, Inc. (Machinery)	504	38,576
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	1,288	36,244
Worthington Industries, Inc. (Metals & Mining)	840	37,010
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	7,560	106,370
TOTAL COMMON STOCKS (Cost $12,559,907)		16,505,777
TOTAL INVESTMENT SECURITIES (Cost $12,559,907)—100.3%		16,505,777
Net other assets (liabilities)—(0.3)%		(41,650)
NET ASSETS—100.0%		$16,464,127

*                           Non-income producing security.

ADR              American Depositary Receipt

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 159

ProFund VP Mid-Cap Value invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$144,586	0.9%
Airlines	135,112	0.8%
Auto Components	109,328	0.7%
Banks	1,592,320	9.7%
Beverages	21,403	0.1%
Biotechnology	41,426	0.3%
Capital Markets	144,889	0.9%
Chemicals	508,041	3.1%
Commercial Services & Supplies	178,264	1.1%
Communications Equipment	256,435	1.6%
Construction & Engineering	321,764	2.0%
Consumer Finance	29,742	0.2%
Containers & Packaging	360,794	2.2%
Diversified Consumer Services	111,986	0.7%
Electric Utilities	539,794	3.3%
Electrical Equipment	187,145	1.1%
Electronic Equipment, Instruments & Components	566,186	3.4%
Energy Equipment & Services	478,771	2.9%
Equity Real Estate Investment Trusts	1,684,222	10.2%
Food & Staples Retailing	128,397	0.8%
Food Products	483,393	2.9%
Gas Utilities	617,504	3.8%
Health Care Equipment & Supplies	173,442	1.1%
Health Care Providers & Services	320,896	1.9%
Health Care Technology	23,629	0.1%
Hotels, Restaurants & Leisure	251,755	1.5%
Household Durables	128,422	0.8%
Household Products	32,243	0.2%
Industrial Conglomerates	70,008	0.4%
Insurance	1,065,933	6.5%
Internet Software & Services	17,765	0.1%
IT Services	421,767	2.6%
Leisure Products	49,477	0.3%
Life Sciences Tools & Services	46,390	0.3%
Machinery	683,801	4.1%
Marine	67,334	0.4%
Media	240,645	1.5%
Metals & Mining	661,491	3.9%
Multiline Retail	67,561	0.4%
Multi-Utilities	249,842	1.5%
Oil, Gas & Consumable Fuels	908,225	5.5%
Paper & Forest Products	58,236	0.4%
Personal Products	115,518	0.7%
Pharmaceuticals	84,861	0.5%
Professional Services	195,153	1.2%
Real Estate Management & Development	74,896	0.5%
Road & Rail	328,738	2.0%
Semiconductors & Semiconductor Equipment	153,910	0.9%
Software	211,456	1.3%
Specialty Retail	574,694	3.5%
Technology Hardware, Storage & Peripherals	120,716	0.7%
Textiles, Apparel & Luxury Goods	55,367	0.3%
Thrifts & Mortgage Finance	152,911	0.9%
Trading Companies & Distributors	158,404	1.0%
Water Utilities	50,528	0.3%
Wireless Telecommunication Services	48,261	0.3%
Other**	(41,650)	(0.3)%
Total	$16,464,127	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

160 :: ProFund VP Mid-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$12,559,907
Securities, at value	16,505,777
Total Investment Securities, at value	16,505,777
Dividends receivable	25,700
Receivable for investments sold	24,852
Prepaid expenses	965
TOTAL ASSETS	16,557,294
LIABILITIES:
Payable for capital shares redeemed	4,810
Cash overdraft	57,673
Advisory fees payable	9,397
Management services fees payable	1,253
Administration fees payable	469
Administrative services fees payable	5,434
Distribution fees payable	4,131
Transfer agency fees payable	722
Fund accounting fees payable	557
Compliance services fees payable	72
Other accrued expenses	8,649
TOTAL LIABILITIES	93,167
NET ASSETS	$16,464,127
NET ASSETS CONSIST OF:
Capital	$12,109,698
Accumulated net investment income (loss)	17,803
Accumulated net realized gains (losses) on investments	390,756
Net unrealized appreciation (depreciation) on investments	3,945,870
NET ASSETS	$16,464,127
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	353,231
Net Asset Value (offering and redemption price per share)	$46.61

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$346,488
Interest	308
Foreign tax withholding	(79)
TOTAL INVESTMENT INCOME	346,717
EXPENSES:
Advisory fees	148,793
Management services fees	19,839
Administration fees	7,390
Transfer agency fees	10,652
Administrative services fees	66,319
Distribution fees	49,598
Custody fees	3,933
Fund accounting fees	10,296
Trustee fees	546
Compliance services fees	117
Other fees	18,904
Total Gross Expenses before reductions	336,387
Expenses reduced and reimbursed by the Advisor	(3,090)
TOTAL NET EXPENSES	333,297
NET INVESTMENT INCOME (LOSS)	13,420
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,123,657
Change in net unrealized appreciation/depreciation on investment securities	(1,231,118)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,892,539
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,905,959

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 161

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$13,420	$51,706
Net realized gains (losses) on investments	3,123,657	1,762,327
Change in net unrealized appreciation/depreciation on investments	(1,231,118)	2,142,269
Change in net assets resulting from operations	1,905,959	3,956,302
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(51,706)	(38,596)
Net realized gains on investments	(1,023,717)	(338,468)
Change in net assets resulting from distributions	(1,075,423)	(377,064)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,289,289	38,750,305
Distributions reinvested	1,075,423	377,064
Value of shares redeemed	(22,772,733)	(27,442,392)
Change in net assets resulting from capital transactions	(14,408,021)	11,684,977
Change in net assets	(13,577,485)	15,264,215
NET ASSETS:
Beginning of period	30,041,612	14,777,397
End of period	$16,464,127	$30,041,612
Accumulated net investment income (loss)	$17,803	$52,340
SHARE TRANSACTIONS:
Issued	158,919	941,625
Reinvested	23,936	9,044
Redeemed	(496,969)	(684,268)
Change in shares	(314,114)	266,401

See accompanying notes to financial statements.

162 :: ProFund VP Mid-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$45.02	$36.86	$42.11	$38.26	$29.04

Investment Activities:
Net investment income (loss)(a)	0.03	0.11	0.08	0.04	0.04
Net realized and unrealized gains (losses) on investments	4.63	8.80	(3.35)	3.85	9.28
Total income (loss) from investment activities	4.66	8.91	(3.27)	3.89	9.32

Distributions to Shareholders From:
Net investment income	(0.15)	(0.08)	(0.05)	(0.04)	(0.10)
Net realized gains on investments	(2.92)	(0.67)	(1.93)	—	—
Total distributions	(3.07)	(0.75)	(1.98)	(0.04)	(0.10)

Net Asset Value, End of Period	$46.61	$45.02	$36.86	$42.11	$38.26

Total Return	10.61%	24.34%	(8.22)%	10.19%	32.16%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.70%	1.71%	1.79%	1.83%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.07%	0.27%	0.20%	0.10%	0.11%

Supplemental Data:
Net assets, end of period (000’s)	$16,464	$30,042	$14,777	$19,023	$28,404
Portfolio turnover rate(b)	66%	181%	183%	189%	185%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP NASDAQ-100 :: 163

ProFund VP NASDAQ-100 seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 30.37%. For the same period, the Index had a total return of 32.99%(1) and a volatility of 29.41%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP NASDAQ-100 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP NASDAQ-100	30.37%	18.30%	10.94%
NASDAQ-100 Index	32.99%	20.68%	13.05%

Expense Ratios**

Fund	Gross	Net
ProFund VP NASDAQ-100	1.73%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	61%
Futures Contracts	17%
Swap Agreements	22%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.3%
Alphabet, Inc.	5.7%
Microsoft Corp.	5.5%
Amazon.com, Inc.	4.7%
Facebook, Inc.	3.5%

NASDAQ-100 Index — Composition

% of Index
Information Technology	61%
Consumer Discretionary	21%
Health Care	10%
Consumer Staples	5%
Industrials	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

164 :: ProFund VP NASDAQ-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (61.2%)

	Shares	Value
Activision Blizzard, Inc. (Software)	4,680	$296,338
Adobe Systems, Inc.* (Software)	3,060	536,234
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,380	165,034
Align Technology, Inc.* (Health Care Equipment & Supplies)	510	113,317
Alphabet, Inc.*—Class A (Internet Software & Services)	1,830	1,927,722
Alphabet, Inc.*—Class C (Internet Software & Services)	2,160	2,260,224
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,970	3,473,326
American Airlines Group, Inc. (Airlines)	2,970	154,529
Amgen, Inc. (Biotechnology)	4,470	777,332
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	2,280	202,988
Apple, Inc. (Technology Hardware, Storage & Peripherals)	31,710	5,366,283
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	6,600	337,392
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	450	78,219
Autodesk, Inc.* (Software)	1,350	141,521
Automatic Data Processing, Inc. (IT Services)	2,730	319,928
Baidu, Inc.*ADR (Internet Software & Services)	1,740	407,525
Biogen, Inc.* (Biotechnology)	1,320	420,512
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1,080	96,304
Broadcom, Ltd. (Semiconductors & Semiconductor Equipment)	2,520	647,388
CA, Inc. (Software)	2,580	85,862
Cadence Design Systems, Inc.* (Software)	1,740	72,767
Celgene Corp.* (Biotechnology)	4,860	507,190
Cerner Corp.* (Health Care Technology)	2,040	137,476
Charter Communications, Inc.*—Class A (Media)	1,530	514,019
Check Point Software Technologies, Ltd.* (Software)	1,020	105,692
Cintas Corp. (Commercial Services & Supplies)	660	102,848
Cisco Systems, Inc. (Communications Equipment)	30,540	1,169,682
Citrix Systems, Inc.* (Software)	930	81,840
Cognizant Technology Solutions Corp. (IT Services)	3,630	257,803
Comcast Corp.—Class A (Media)	28,800	1,153,440
Costco Wholesale Corp. (Food & Staples Retailing)	2,700	502,524
CSX Corp. (Road & Rail)	5,520	303,655
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	2,820	124,362
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	1,410	92,820
Dish Network Corp.*—Class A (Media)	1,410	67,328
Dollar Tree, Inc.* (Multiline Retail)	1,470	157,746
eBay, Inc.* (Internet Software & Services)	6,450	243,423
Electronic Arts, Inc.* (Software)	1,890	198,563
Expedia, Inc. (Internet & Direct Marketing Retail)	870	104,200
Express Scripts Holding Co.* (Health Care Providers & Services)	3,510	261,986
Facebook, Inc.*—Class A (Internet Software & Services)	14,730	2,599,257
Fastenal Co. (Trading Companies & Distributors)	1,770	96,801
Fiserv, Inc.* (IT Services)	1,290	169,158
Gilead Sciences, Inc. (Biotechnology)	8,070	578,134
Hasbro, Inc. (Leisure Products)	780	70,894
Henry Schein, Inc.* (Health Care Providers & Services)	960	67,085
Hologic, Inc.* (Health Care Equipment & Supplies)	1,710	73,103
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	540	84,445
Illumina, Inc.* (Life Sciences Tools & Services)	900	196,641
Incyte Corp.* (Biotechnology)	1,290	122,176
Intel Corp. (Semiconductors & Semiconductor Equipment)	28,920	1,334,948
Intuit, Inc. (Software)	1,590	250,870
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	690	251,809
J.B. Hunt Transport Services, Inc. (Road & Rail)	690	79,336
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	5,700	236,094
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	960	100,867
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	990	182,229
Liberty Global PLC*—Class A (Media)	1,380	49,459
Liberty Global PLC*—Class C (Media)	3,630	122,839
Liberty Interactive Corp.*—Class G (Internet & Direct Marketing Retail)	2,490	60,806
Liberty Ventures*—Class A (Internet & Direct Marketing Retail)	510	27,662
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	2,250	305,393
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,740	90,967
Mercadolibre, Inc. (Internet Software & Services)	270	84,958
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,440	126,547
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	7,110	292,363
Microsoft Corp. (Software)	47,670	4,077,693
Mondelez International, Inc.—Class A (Food Products)	9,240	395,472
Monster Beverage Corp.* (Beverages)	3,480	220,249
Mylan N.V.* (Pharmaceuticals)	3,300	139,623
Netease.com, Inc.ADR (Internet Software & Services)	480	165,634
Netflix, Inc.* (Internet & Direct Marketing Retail)	2,670	512,533
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,750	725,626
O’Reilly Automotive, Inc.* (Specialty Retail)	540	129,892
PACCAR, Inc. (Machinery)	2,160	153,533
Paychex, Inc. (IT Services)	2,220	151,138
PayPal Holdings, Inc.* (IT Services)	7,440	547,732
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	9,120	583,862

See accompanying notes to financial statements.

Financial Statements :: ProFund VP NASDAQ-100 :: 165

Common Stocks, continued

	Shares	Value
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	660	$248,134
Ross Stores, Inc. (Specialty Retail)	2,370	190,193
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	1,800	75,312
Shire Pharmaceuticals Group PLCADR (Biotechnology)	450	69,804
Sirius XM Holdings, Inc. (Media)	28,380	152,117
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,140	108,243
Starbucks Corp. (Hotels, Restaurants & Leisure)	8,790	504,809
Symantec Corp. (Software)	3,840	107,750
Synopsys, Inc.* (Software)	930	79,273
Take-Two Interactive Software, Inc.* (Software)	690	75,748
Tesla Motors, Inc.* (Automobiles)	1,050	326,918
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	6,090	636,040
The Kraft Heinz Co. (Food Products)	7,530	585,533
The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	300	521,322
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	5,130	325,806
Twenty-First Century Fox, Inc.—Class A (Media)	6,510	224,790
Twenty-First Century Fox, Inc.—Class B (Media)	4,920	167,870
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	390	87,227
Verisk Analytics, Inc.*—Class A (Professional Services)	1,020	97,920
Vertex Pharmaceuticals, Inc.* (Biotechnology)	1,560	233,782
Vodafone Group PLCADR (Wireless Telecommunication Services)	2,880	91,872
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	6,120	444,434
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	1,830	145,540
Workday, Inc.*—Class A (Software)	840	85,462
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	630	106,212
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,560	105,175
TOTAL COMMON STOCKS (Cost $12,436,667)		45,222,456

Repurchase Agreements(a)(b) (35.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $26,466,723	$26,463,000	$26,463,000
TOTAL REPURCHASE AGREEMENTS (Cost $26,463,000)		26,463,000
TOTAL INVESTMENT SECURITIES (Cost $38,899,667)—97.0%		71,685,456
Net other assets (liabilities)—3.0%		2,222,016
NET ASSETS—100.0%		$73,907,472

*                                         Non-income producing security.

(a)                                 A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $1,946,000.

(b)                                 The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR                            American Depositary Receipt

NYS                             New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini NASDAQ-100 Futures Contracts	100	3/19/18	$12,624,109	$12,818,000	$193,891

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
NASDAQ-100 Index	Goldman Sachs International	1/29/18	2.03%	$6,045,449	$6,009,065	$(36,655)
NASDAQ-100 Index	UBS AG	1/29/18	1.88%	9,947,239	9,901,239	(46,260)
				$15,992,688	$15,910,304	$(82,915)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

166 :: ProFund VP NASDAQ-100 :: Financial Statements

ProFund VP NASDAQ-100 invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Airlines	$154,529	0.2%
Automobiles	326,918	0.4%
Beverages	220,249	0.3%
Biotechnology	3,218,402	4.4%
Commercial Services & Supplies	102,848	0.1%
Communications Equipment	1,169,682	1.6%
Food & Staples Retailing	946,958	1.3%
Food Products	981,005	1.3%
Health Care Equipment & Supplies	615,494	0.8%
Health Care Providers & Services	329,071	0.4%
Health Care Technology	137,476	0.2%
Hotels, Restaurants & Leisure	916,414	1.2%
Internet & Direct Marketing Retail	5,060,305	6.9%
Internet Software & Services	7,688,743	10.3%
IT Services	1,445,759	2.0%
Leisure Products	70,894	0.1%
Life Sciences Tools & Services	196,641	0.3%
Machinery	153,533	0.2%
Media	2,451,862	3.3%
Multiline Retail	157,746	0.2%
Pharmaceuticals	139,623	0.2%
Professional Services	97,920	0.1%
Road & Rail	382,991	0.6%
Semiconductors & Semiconductor Equipment	5,552,854	7.5%
Software	6,195,613	8.4%
Specialty Retail	407,312	0.6%
Technology Hardware, Storage & Peripherals	5,587,135	7.6%
Trading Companies & Distributors	96,801	0.1%
Wireless Telecommunication Services	417,678	0.6%
Other**	28,685,016	38.8%
Total	$73,907,472	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP NASDAQ-100 :: 167

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$38,899,667
Securities, at value	45,222,456
Repurchase agreements, at value	26,463,000
Total Investment Securities, at value	71,685,456
Cash	4,984
Segregated cash balances for futures contracts with brokers	495,000
Dividends and interest receivable	13,865
Receivable for capital shares issued	2,072,090
Receivable for investments sold	20,959
Prepaid expenses	247
TOTAL ASSETS	74,292,601
LIABILITIES:
Payable for capital shares redeemed	330
Unrealized loss on swap agreements	82,915
Variation margin on futures contracts	74,500
Advisory fees payable	48,620
Management services fees payable	6,483
Administration fees payable	2,126
Administrative services fees payable	35,610
Distribution fees payable	36,384
Trustee fees payable	24
Transfer agency fees payable	3,273
Fund accounting fees payable	2,526
Compliance services fees payable	335
Other accrued expenses	92,003
TOTAL LIABILITIES	385,129
NET ASSETS	$73,907,472
NET ASSETS CONSIST OF:
Capital	$35,857,883
Accumulated net investment income (loss)	1,897
Accumulated net realized gains (losses) on investments	5,150,927
Net unrealized appreciation (depreciation) on investments	32,896,765
NET ASSETS	$73,907,472
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,729,200
Net Asset Value (offering and redemption price per share)	$42.74

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$454,100
Interest	238,384
TOTAL INVESTMENT INCOME	692,484
EXPENSES:
Advisory fees	518,672
Management services fees	69,156
Administration fees	25,669
Transfer agency fees	36,998
Administrative services fees	182,987
Distribution fees	172,890
Custody fees	10,545
Fund accounting fees	29,722
Trustee fees	1,806
Compliance services fees	547
Other fees	135,834
Total Gross Expenses before reductions	1,184,826
Expenses reduced and reimbursed by the Advisor	(23,000)
TOTAL NET EXPENSES	1,161,826
NET INVESTMENT INCOME (LOSS)	(469,342)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	576,216
Net realized gains (losses) on futures contracts	2,455,215
Net realized gains (losses) on swap agreements	4,312,189
Change in net unrealized appreciation/depreciation on investment securities	10,257,113
Change in net unrealized appreciation/depreciation on futures contracts	153,056
Change in net unrealized appreciation/depreciation on swap agreements	242,373
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	17,996,162
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,526,820

See accompanying notes to financial statements.

168 :: ProFund VP NASDAQ-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(469,342)	$(471,800)
Net realized gains (losses) on investments	7,343,620	244,487
Change in net unrealized appreciation/depreciation on investments	10,652,542	1,215,157
Change in net assets resulting from operations	17,526,820	987,844
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(282,363)	(2,044,108)
Change in net assets resulting from distributions	(282,363)	(2,044,108)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	205,080,830	302,273,184
Distributions reinvested	282,363	2,044,108
Value of shares redeemed	(209,199,217)	(320,216,041)
Change in net assets resulting from capital transactions	(3,836,024)	(15,898,749)
Change in net assets	13,408,433	(16,955,013)
NET ASSETS:
Beginning of period	60,499,039	77,454,052
End of period	$73,907,472	$60,499,039
Accumulated net investment income (loss)	$1,897	$—
SHARE TRANSACTIONS:
Issued	5,294,726	9,556,262
Reinvested	7,034	62,339
Redeemed	(5,411,146)	(10,158,900)
Change in shares	(109,386)	(540,299)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP NASDAQ-100 :: 169

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$32.91	$32.56	$34.41	$30.48	$22.70

Investment Activities:
Net investment income (loss)(a)	(0.26)	(0.26)	(0.33)	(0.30)	(0.23)
Net realized and unrealized gains (losses) on investments	10.24	1.97	2.74	5.33	8.01
Total income (loss) from investment activities	9.98	1.71	2.41	5.03	7.78

Distributions to Shareholders From:
Net realized gains on investments	(0.15)	(1.36)	(4.26)	(1.10)	—

Net Asset Value, End of Period	$42.74	$32.91	$32.56	$34.41	$30.48

Total Return	30.37%	5.26%	7.45%	17.01%	34.27%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.73%	1.74%	1.74%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.68)%	(0.82)%	(0.99)%	(0.94)%	(0.89)%

Supplemental Data:
Net assets, end of period (000’s)	$73,907	$60,499	$77,454	$86,907	$62,389
Portfolio turnover rate(b)	4%	4%	9%	6%	11%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

170 :: ProFund VP Oil & Gas :: Management Discussion of Fund Performance

ProFund VP Oil & Gas seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & Gas Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of -3.17%. For the same period, the Index had a total return of -1.56%(1) and a volatility of 13.94%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Oil & Gas	-3.17%	0.38%	-0.84%
Dow Jones U.S. Oil & Gas Index	-1.56%	2.09%	0.87%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Oil & Gas	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	101%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	23.1%
Chevron Corp.	15.5%
Schlumberger, Ltd.	6.1%
ConocoPhillips	4.3%
EOG Resources, Inc.	4.1%

Dow Jones U.S. Oil & Gas Index — Composition

% of Index
Oil, Gas & Consumable Fuels	86%
Energy Equipment & Services	14%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)      The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Oil & Gas :: 171

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.5%)

	Shares	Value
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	14,962	$802,562
Andeavor (Oil, Gas & Consumable Fuels)	3,924	448,670
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	5,869	111,511
Apache Corp. (Oil, Gas & Consumable Fuels)	10,415	439,721
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	11,708	370,441
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	12,645	361,647
Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	5,523	297,358
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	24,845	98,386
Chevron Corp. (Oil, Gas & Consumable Fuels)	51,935	6,501,743
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	2,605	317,836
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	5,663	82,850
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	4,066	610,795
ConocoPhillips (Oil, Gas & Consumable Fuels)	32,689	1,794,299
Continental Resources, Inc.* (Oil, Gas & Consumable Fuels)	2,360	125,009
Core Laboratories N.V. (Energy Equipment & Services)	1,206	132,117
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	14,370	594,918
Diamondback Energy, Inc.* (Oil, Gas & Consumable Fuels)	2,684	338,855
Dril-Quip, Inc.* (Energy Equipment & Services)	1,035	49,370
Energen Corp.* (Oil, Gas & Consumable Fuels)	2,657	152,963
Ensco PLCADR—Class A (Energy Equipment & Services)	11,923	70,465
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	15,810	1,706,057
EQT Corp. (Oil, Gas & Consumable Fuels)	6,694	381,022
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	115,860	9,690,531
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	2,227	150,367
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	4,505	57,484
Halliburton Co. (Energy Equipment & Services)	23,859	1,165,989
Helmerich & Payne, Inc. (Energy Equipment & Services)	2,970	191,981
Hess Corp. (Oil, Gas & Consumable Fuels)	7,384	350,518
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	4,848	248,315
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	52,515	948,946
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	23,233	393,335
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	13,355	881,163
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	4,436	137,738
Nabors Industries, Ltd. (Energy Equipment & Services)	8,684	59,312
National Oilwell Varco, Inc. (Energy Equipment & Services)	10,391	374,284
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	5,447	171,744
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	13,306	387,737
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	7,363	61,923
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	20,924	1,541,262
Oceaneering International, Inc. (Energy Equipment & Services)	2,687	56,803
OGE Energy Corp. (Electric Utilities)	5,461	179,722
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	10,485	560,423
Parsley Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	6,425	189,152
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	6,082	139,947
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	3,009	106,669
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,801	92,824
Phillips 66 (Oil, Gas & Consumable Fuels)	11,749	1,188,411
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	4,653	804,271
QEP Resources, Inc.* (Oil, Gas & Consumable Fuels)	6,587	63,038
Range Resources Corp. (Oil, Gas & Consumable Fuels)	6,173	105,311
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	3,106	48,640
RSP Permian, Inc.* (Oil, Gas & Consumable Fuels)	3,426	139,370
Schlumberger, Ltd. (Energy Equipment & Services)	37,878	2,552,597
SemGroup Corp.—Class A (Oil, Gas & Consumable Fuels)	1,807	54,571
SM Energy Co. (Oil, Gas & Consumable Fuels)	2,808	62,001
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	14,011	78,181
Superior Energy Services, Inc.* (Energy Equipment & Services)	4,187	40,321
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	5,896	285,484
TechnipFMC PLC (Energy Equipment & Services)	11,988	375,344
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	22,605	689,226
Transocean, Ltd.* (Energy Equipment & Services)	10,697	114,244
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	2,221	72,316
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	11,965	1,099,703
Weatherford International PLC* (Energy Equipment & Services)	27,139	113,170
Whiting Petroleum Corp.* (Oil, Gas & Consumable Fuels)	2,480	65,670

See accompanying notes to financial statements.

172 :: ProFund VP Oil & Gas :: Financial Statements

Common Stocks, continued

	Shares	Value
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	1,849	$52,031
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	10,879	153,068
TOTAL COMMON STOCKS (Cost $16,872,745)		42,083,732
TOTAL INVESTMENT SECURITIES (Cost $16,872,745)—100.5%		42,083,732
Net other assets (liabilities)—(0.5)%		(220,533)
NET ASSETS—100.0%		$41,863,199

*         Non-income producing security.

ADR     American Depositary Receipt

ProFund VP Oil & Gas invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Electric Utilities	$179,722	0.4%
Energy Equipment & Services	5,927,341	14.2%
Oil, Gas & Consumable Fuels	35,826,302	85.5%
Semiconductors & Semiconductor Equipment	150,367	0.4%
Other**	(220,533)	(0.5)%
Total	$41,863,199	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Oil & Gas :: 173

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$16,872,745
Securities, at value	42,083,732
Total Investment Securities, at value	42,083,732
Dividends receivable	35,600
Receivable for capital shares issued	8,443
Prepaid expenses	206
TOTAL ASSETS	42,127,981
LIABILITIES:
Payable for capital shares redeemed	36,788
Cash overdraft	96,050
Advisory fees payable	25,182
Management services fees payable	3,358
Administration fees payable	1,161
Administrative services fees payable	19,401
Distribution fees payable	19,107
Trustee fees payable	13
Transfer agency fees payable	1,786
Fund accounting fees payable	1,379
Compliance services fees payable	175
Other accrued expenses	60,382
TOTAL LIABILITIES	264,782
NET ASSETS	$41,863,199
NET ASSETS CONSIST OF:
Capital	$25,467,770
Accumulated net investment income (loss)	664,278
Accumulated net realized gains (losses) on investments	(9,479,836)
Net unrealized appreciation (depreciation) on investments	25,210,987
NET ASSETS	$41,863,199
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,133,534
Net Asset Value (offering and redemption price per share)	$36.93

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$1,399,322
Interest	668
Foreign tax withholding	(323)
TOTAL INVESTMENT INCOME	1,399,667
EXPENSES:
Advisory fees	328,298
Management services fees	43,773
Administration fees	16,290
Transfer agency fees	23,462
Administrative services fees	116,367
Distribution fees	109,433
Custody fees	8,182
Fund accounting fees	18,847
Trustee fees	1,215
Compliance services fees	269
Other fees	75,323
Total Gross Expenses before reductions	741,459
Expenses reduced and reimbursed by the Advisor	(6,070)
TOTAL NET EXPENSES	735,389
NET INVESTMENT INCOME (LOSS)	664,278
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	983,658
Change in net unrealized appreciation/depreciation on investment securities	(4,441,512)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,457,854)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,793,576)

See accompanying notes to financial statements.

174 :: ProFund VP Oil & Gas :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$664,278	$509,954
Net realized gains (losses) on investments	983,658	(2,243,616)
Change in net unrealized appreciation/depreciation on investments	(4,441,512)	11,936,073
Change in net assets resulting from operations	(2,793,576)	10,202,411
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(509,954)	(645,267)
Change in net assets resulting from distributions	(509,954)	(645,267)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	25,240,773	41,346,023
Distributions reinvested	509,954	645,267
Value of shares redeemed	(35,718,484)	(36,713,791)
Change in net assets resulting from capital transactions	(9,967,757)	5,277,499
Change in net assets	(13,271,287)	14,834,643
NET ASSETS:
Beginning of period	55,134,486	40,299,843
End of period	$41,863,199	$55,134,486
Accumulated net investment income (loss)	$664,278	$517,223
SHARE TRANSACTIONS:
Issued	700,051	1,203,122
Reinvested	14,654	17,914
Redeemed	(1,008,539)	(1,072,066)
Change in shares	(293,834)	148,970

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Oil & Gas :: 175

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$38.63	$31.52	$44.55	$53.48	$45.02

Investment Activities:
Net investment income (loss)(a)	0.53	0.37	0.50	0.31	0.21
Net realized and unrealized gains (losses) on investments	(1.78)	7.22	(9.97)	(5.51)	10.34
Total income (loss) from investment activities	(1.25)	7.59	(9.47)	(5.20)	10.55

Distributions to Shareholders From:
Net investment income	(0.45)	(0.48)	(0.26)	(0.22)	(0.21)
Net realized gains on investments	—	—	(3.30)	(3.51)	(1.88)
Total distributions	(0.45)	(0.48)	(3.56)	(3.73)	(2.09)

Net Asset Value, End of Period	$36.93	$38.63	$31.52	$44.55	$53.48

Total Return	(3.17)%	24.18%	(23.37)%	(10.87)%	24.07%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.70%	1.70%	1.77%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.52%	1.07%	1.28%	0.59%	0.43%

Supplemental Data:
Net assets, end of period (000’s)	$41,863	$55,134	$40,300	$54,360	$58,888
Portfolio turnover rate(b)	35%	50%	32%	44%	19%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

176 :: ProFund VP Pharmaceuticals :: Management Discussion of Fund Performance

ProFund VP Pharmaceuticals seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Pharmaceuticals Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 10.36%. For the same period, the Index had a total return of 12.04%(1) and a volatility of 9.10%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Pharmaceuticals	10.36%	11.76%	7.91%
Dow Jones U.S. Pharmaceuticals Index	12.04%	13.61%	9.80%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Pharmaceuticals	1.71%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	62%
Swap Agreements	37%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	21.5%
Pfizer, Inc.	12.4%
Merck & Co., Inc.	8.8%
Bristol-Myers Squibb Co.	5.7%
Eli Lilly & Co.	4.7%

Dow Jones U.S. Pharmaceuticals Index — Composition

% of Index
Pharmaceuticals	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)      The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Pharmaceuticals :: 177

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (62.1%)

	Shares	Value
Akorn, Inc.* (Pharmaceuticals)	946	$30,490
Allergan PLC (Pharmaceuticals)	3,289	538,015
Bristol-Myers Squibb Co. (Pharmaceuticals)	16,209	993,288
Catalent, Inc.* (Pharmaceuticals)	1,325	54,431
Eli Lilly & Co. (Pharmaceuticals)	9,589	809,887
Endo International PLC* (Pharmaceuticals)	1,984	15,376
Horizon Pharma PLC* (Pharmaceuticals)	1,636	23,886
Impax Laboratories, Inc.* (Pharmaceuticals)	754	12,554
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	590	79,444
Johnson & Johnson (Pharmaceuticals)	26,600	3,716,551
Mallinckrodt PLC* (Pharmaceuticals)	965	21,770
Merck & Co., Inc. (Pharmaceuticals)	27,071	1,523,285
Mylan N.V.* (Pharmaceuticals)	5,316	224,920
Pacira Pharmaceuticals, Inc.* (Pharmaceuticals)	403	18,397
Perrigo Co. PLC (Pharmaceuticals)	1,295	112,872
Pfizer, Inc. (Pharmaceuticals)	59,031	2,138,102
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	540	23,981
TESARO, Inc.* (Biotechnology)	363	30,082
The Medicines Co.* (Pharmaceuticals)	656	17,935
Zoetis, Inc. (Pharmaceuticals)	4,840	348,674
TOTAL COMMON STOCKS (Cost $4,688,184)		10,733,940
TOTAL INVESTMENT SECURITIES (Cost $4,688,184)—62.1%		10,733,940
Net other assets (liabilities)—37.9%		6,543,991
NET ASSETS—100.0%		$17,277,931

*                           Non-income producing security.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones U.S. Pharmaceuticals Index	Goldman Sachs International	1/23/18	1.78%	$6,450,000	$6,449,226	$(774)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP Pharmaceuticals invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Biotechnology	$30,082	0.2%
Pharmaceuticals	10,703,858	61.9%
Other**	6,543,991	37.9%
Total	$17,277,931	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

178 :: ProFund VP Pharmaceuticals :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$4,688,184
Securities, at value	10,733,940
Total Investment Securities, at value	10,733,940
Dividends receivable	20,784
Receivable for investments sold	6,651,149
Prepaid expenses	96
TOTAL ASSETS	17,405,969
LIABILITIES:
Payable for capital shares redeemed	25,462
Cash overdraft	45,246
Unrealized loss on swap agreements	774
Advisory fees payable	10,797
Management services fees payable	1,439
Administration fees payable	496
Administrative services fees payable	9,389
Distribution fees payable	9,341
Trustee fees payable	6
Transfer agency fees payable	764
Fund accounting fees payable	590
Compliance services fees payable	80
Other accrued expenses	23,654
TOTAL LIABILITIES	128,038
NET ASSETS	$17,277,931
NET ASSETS CONSIST OF:
Capital	$13,400,405
Accumulated net investment income (loss)	168,708
Accumulated net realized gains (losses) on investments	(2,336,164)
Net unrealized appreciation (depreciation) on investments	6,044,982
NET ASSETS	$17,277,931
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	448,388
Net Asset Value (offering and redemption price per share)	$38.53

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$490,239
Interest	1,079
TOTAL INVESTMENT INCOME	491,318
EXPENSES:
Advisory fees	144,043
Management services fees	19,206
Administration fees	7,146
Transfer agency fees	10,282
Administrative services fees	50,952
Distribution fees	48,014
Custody fees	3,467
Fund accounting fees	8,193
Trustee fees	506
Compliance services fees	118
Other fees	33,935
Total Gross Expenses before reductions	325,862
Expenses reduced and reimbursed by the Advisor	(3,252)
TOTAL NET EXPENSES	322,610
NET INVESTMENT INCOME (LOSS)	168,708
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,258,777
Net realized gains (losses) on swap agreements	210,185
Change in net unrealized appreciation/depreciation on investment securities	203,124
Change in net unrealized appreciation/depreciation on swap agreements	96
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,672,182
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,840,890

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Pharmaceuticals :: 179

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$168,708	$184,347
Net realized gains (losses) on investments	1,468,962	(39,397)
Change in net unrealized appreciation/depreciation on investments	203,220	(1,453,813)
Change in net assets resulting from operations	1,840,890	(1,308,863)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(184,347)	(219,393)
Net realized gains on investments	(82,163)	(1,335,279)
Change in net assets resulting from distributions	(266,510)	(1,554,672)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,271,016	15,493,485
Distributions reinvested	266,510	1,554,672
Value of shares redeemed	(15,712,062)	(25,016,483)
Change in net assets resulting from capital transactions	(4,174,536)	(7,968,326)
Change in net assets	(2,600,156)	(10,831,861)
NET ASSETS:
Beginning of period	19,878,087	30,709,948
End of period	$17,277,931	$19,878,087
Accumulated net investment income (loss)	$168,708	$184,347
SHARE TRANSACTIONS:
Issued	295,667	408,267
Reinvested	6,813	41,647
Redeemed	(415,334)	(666,807)
Change in shares	(112,854)	(216,893)

See accompanying notes to financial statements.

180 :: ProFund VP Pharmaceuticals :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$35.42	$39.47	$38.89	$34.19	$27.62

Investment Activities:
Net investment income (loss)(a)	0.33	0.29	0.24	0.28	0.35
Net realized and unrealized gains (losses) on investments	3.34	(1.63)	1.50	6.16	8.16
Total income (loss) from investment activities	3.67	(1.34)	1.74	6.44	8.51

Distributions to Shareholders From:
Net investment income	(0.39)	(0.38)	(0.19)	(0.29)	(0.52)
Net realized gains on investments	(0.17)	(2.33)	(0.97)	(1.45)	(1.42)
Total distributions	(0.56)	(2.71)	(1.16)	(1.74)	(1.94)

Net Asset Value, End of Period	$38.53	$35.42	$39.47	$38.89	$34.19

Total Return	10.36%	(3.73)%	4.44%	19.36%	31.63%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.71%	1.72%	1.71%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.88%	0.76%	0.59%	0.75%	1.12%

Supplemental Data:
Net assets, end of period (000’s)	$17,278	$19,878	$30,710	$32,911	$19,839
Portfolio turnover rate(b)	219%	247%	254%	256%	275%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Precious Metals :: 181

ProFund VP Precious Metals seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 5.28%. For the same period, the Index had a return of 8.09%(1) and a volatility of 24.28%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Precious Metals	5.28%	-12.25%	-7.73%
Dow Jones Precious Metals Index	8.09%	-10.04%	-5.54%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Precious Metals	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Precious Metals primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Precious Metals Index — Composition

% of Index
Gold	88%
Silver	12%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)      The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

182 :: ProFund VP Precious Metals :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (100.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $24,308,420	$24,305,000	$24,305,000
TOTAL REPURCHASE AGREEMENTS (Cost $24,305,000)		24,305,000
TOTAL INVESTMENT SECURITIES (Cost $24,305,000)—100.1%		24,305,000
Net other assets (liabilities)—(0.1)%		(18,577)
NET ASSETS—100.0%		$24,286,423

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $3,960,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones Precious Metals Index	Goldman Sachs International	1/23/18	1.98%	$12,279,538	$12,247,920	$(32,846)
Dow Jones Precious Metals Index	UBS AG	1/23/18	2.23%	12,055,791	12,024,719	(32,535)
				$24,335,329	$24,272,639	$(65,381)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Precious Metals :: 183

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$24,305,000
Repurchase agreements, at value	24,305,000
Total Investment Securities, at value	24,305,000
Cash	344
Interest receivable	2,565
Receivable for capital shares issued	176,501
Prepaid expenses	126
TOTAL ASSETS	24,484,536
LIABILITIES:
Payable for capital shares redeemed	56,971
Unrealized loss on swap agreements	65,381
Advisory fees payable	14,922
Management services fees payable	1,990
Administration fees payable	677
Administrative services fees payable	11,228
Distribution fees payable	10,736
Trustee fees payable	8
Transfer agency fees payable	1,041
Fund accounting fees payable	804
Compliance services fees payable	114
Other accrued expenses	34,241
TOTAL LIABILITIES	198,113
NET ASSETS	$24,286,423
NET ASSETS CONSIST OF:
Capital	$90,830,163
Accumulated net realized gains (losses) on investments	(66,478,359)
Net unrealized appreciation (depreciation) on investments	(65,381)
NET ASSETS	$24,286,423
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,229,668
Net Asset Value (offering and redemption price per share)	$19.75

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$217,550
EXPENSES:
Advisory fees	204,108
Management services fees	27,214
Administration fees	10,158
Transfer agency fees	14,624
Administrative services fees	78,220
Distribution fees	68,036
Custody fees	4,030
Fund accounting fees	11,447
Trustee fees	729
Compliance services fees	139
Other fees	44,016
Total Gross Expenses before reductions	462,721
Expenses reduced and reimbursed by the Advisor	(5,591)
TOTAL NET EXPENSES	457,130
NET INVESTMENT INCOME (LOSS)	(239,580)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	1,856,055
Change in net unrealized appreciation/depreciation on swap agreements	(92,931)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,763,124
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,523,544

See accompanying notes to financial statements.

184 :: ProFund VP Precious Metals :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(239,580)	$(515,611)
Net realized gains (losses) on investments	1,856,055	10,658,801
Change in net unrealized appreciation/depreciation on investments	(92,931)	383,949
Change in net assets resulting from operations	1,523,544	10,527,139
CAPITAL TRANSACTIONS:
Proceeds from shares issued	76,157,346	145,715,374
Value of shares redeemed	(81,954,370)	(145,198,021)
Change in net assets resulting from capital transactions	(5,797,024)	517,353
Change in net assets	(4,273,480)	11,044,492
NET ASSETS:
Beginning of period	28,559,903	17,515,411
End of period	$24,286,423	$28,559,903
SHARE TRANSACTIONS:
Issued	3,793,322	7,029,463
Redeemed	(4,086,125)	(6,962,142)
Change in shares	(292,803)	67,321

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Precious Metals :: 185

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$18.76	$12.04	$17.93	$23.55	$37.95

Investment Activities:
Net investment income (loss)(a)	(0.18)	(0.30)	(0.26)	(0.40)	(0.46)
Net realized and unrealized gains (losses) on investments	1.17	7.02	(5.63)	(5.22)	(13.94)
Total income (loss) from investment activities	0.99	6.72	(5.89)	(5.62)	(14.40)

Net Asset Value, End of Period	$19.75	$18.76	$12.04	$17.93	$23.55

Total Return	5.28%	55.81%	(32.85)%	(23.86)%	(37.94)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.70%	1.76%	1.77%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.88)%	(1.41)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$24,286	$28,560	$17,515	$25,212	$38,866
Portfolio turnover rate(b)	—	—	—	—	—

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

186 :: ProFund VP Real Estate :: Management Discussion of Fund Performance

ProFund VP Real Estate seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real Estate Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 8.05%. For the same period, the Index had a total return of 9.84%(1) and a volatility of 9.21%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies real estate holding and development and real estate service companies; and real estate investment trusts (“REITs”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate and real estate related loans or interests.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Real Estate	8.05%	7.48%	5.13%
Dow Jones U.S. Real Estate Index	9.84%	9.34%	6.97%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Real Estate	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	101%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	5.9%
Simon Property Group, Inc.	5.2%
Crown Castle International Corp.	4.4%
Equinix, Inc.	3.4%
Prologis, Inc.	3.3%

Dow Jones U.S. Real Estate Index — Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92%
Mortgage Real Estate Investment Trusts (REITs)	5%
Real Estate Management & Development	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)      The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Real Estate :: 187

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (100.6%)

	Shares	Value
Acadia Realty Trust (Equity Real Estate Investment Trusts)	923	$25,253
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	4,315	87,120
Alexander & Baldwin, Inc. (Real Estate Management & Development)	510	14,147
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	1,056	137,903
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,504	61,709
American Homes 4 Rent — Class A (Equity Real Estate Investment Trusts)	2,776	60,628
American Tower Corp. (Equity Real Estate Investment Trusts)	4,729	674,687
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	12,787	152,038
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	1,732	75,706
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts)	2,312	45,338
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	1,523	271,718
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	1,165	37,490
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	1,702	221,311
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	1,935	35,198
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	3,362	62,735
Camden Property Trust (Equity Real Estate Investment Trusts)	1,022	94,085
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	1,887	10,680
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	3,332	144,309
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	2,071	38,272
Colony NorthStar, Inc.—Class A (Equity Real Estate Investment Trusts)	6,016	68,643
Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts)	1,321	30,317
Corecivic, Inc. (Equity Real Estate Investment Trusts)	1,304	29,340
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	377	42,940
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	1,098	32,062
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	4,632	42,846
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	4,480	497,326
CubeSmart (Equity Real Estate Investment Trusts)	1,995	57,695
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	1,007	59,947
DCT Industrial Trust, Inc. (Equity Real Estate Investment Trusts)	1,027	60,367
DDR Corp. (Equity Real Estate Investment Trusts)	3,373	30,222
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	2,209	24,940
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,266	258,097
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,757	72,142
Duke Realty Corp. (Equity Real Estate Investment Trusts)	3,927	106,854
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	380	33,584
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)	835	29,158
EPR Properties (Equity Real Estate Investment Trusts)	707	46,280
Equinix, Inc. (Equity Real Estate Investment Trusts)	863	391,129
Equity Commonwealth* (Equity Real Estate Investment Trusts)	1,369	41,761
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	969	86,260
Equity Residential (Equity Real Estate Investment Trusts)	4,053	258,460
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	728	175,717
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	1,389	121,468
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	800	106,248
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,322	41,603
Forest City Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	2,942	70,902
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	675	17,348
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	2,203	81,511
GGP, Inc. (Equity Real Estate Investment Trusts)	6,885	161,040
Gramercy Property Trust, Inc. (Equity Real Estate Investment Trusts)	1,772	47,242
HCP, Inc. (Equity Real Estate Investment Trusts)	5,173	134,912
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,377	44,229
Healthcare Trust of America, Inc.—Class A (Equity Real Estate Investment Trusts)	2,259	67,860
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,139	57,986
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	1,812	54,088
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	8,161	161,996
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	1,713	58,670
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	1,230	21,931
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	3,104	117,114
JBG Smith Properties (Equity Real Estate Investment Trusts)	1,030	35,772
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	500	74,465
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	1,085	80,995

See accompanying notes to financial statements.

188 :: ProFund VP Real Estate :: Financial Statements

Common Stocks, continued

	Shares	Value
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	4,694	$85,196
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	922	18,071
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	926	68,746
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)	1,249	35,059
Lexington Realty Trust (Equity Real Estate Investment Trusts)	2,388	23,044
Liberty Property Trust (Equity Real Estate Investment Trusts)	1,626	69,934
Life Storage, Inc. (Equity Real Estate Investment Trusts)	513	45,693
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	991	21,366
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	4,016	55,340
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	4,377	34,666
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	1,253	126,002
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	458	34,524
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,677	72,329
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	3,389	60,595
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	2,184	60,147
Outfront Media, Inc. (Equity Real Estate Investment Trusts)	1,529	35,473
Paramount Group, Inc. (Equity Real Estate Investment Trusts)	2,250	35,663
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,776	51,060
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	760	28,249
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,976	35,548
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	1,592	31,219
Potlatch Corp. (Equity Real Estate Investment Trusts)	448	22,355
Prologis, Inc. (Equity Real Estate Investment Trusts)	5,868	378,545
Public Storage (Equity Real Estate Investment Trusts)	1,651	345,059
Quality Care Properties* (Equity Real Estate Investment Trusts)	1,035	14,293
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,422	44,978
Realogy Holdings Corp. (Real Estate Management & Development)	1,485	39,353
Realty Income Corp. (Equity Real Estate Investment Trusts)	3,107	177,161
Regency Centers Corp. (Equity Real Estate Investment Trusts)	1,632	112,902
Retail Properties of America, Inc. (Equity Real Estate Investment Trusts)	2,504	33,654
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	1,927	42,336
Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts)	565	38,996
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,966	36,902
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	1,296	211,715
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	2,621	50,192
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	3,428	588,726
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	1,084	109,408
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	5,028	43,140
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,878	61,445
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,823	47,471
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	875	81,183
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	2,485	41,077
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	1,042	27,623
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	670	43,838
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,368	32,285
The Howard Hughes Corp.* (Real Estate Management & Development)	429	56,315
The Macerich Co. (Equity Real Estate Investment Trusts)	1,195	78,488
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	1,924	31,284
UDR, Inc. (Equity Real Estate Investment Trusts)	2,951	113,673
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	1,819	32,360
Urban Edge Properties (Equity Real Estate Investment Trusts)	1,167	29,747
Ventas, Inc. (Equity Real Estate Investment Trusts)	3,928	235,719
VEREIT, Inc. (Equity Real Estate Investment Trusts)	10,743	83,688
Vornado Realty Trust (Equity Real Estate Investment Trusts)	1,901	148,620
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	2,049	14,589
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	865	26,919
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,317	43,290
Welltower, Inc. (Equity Real Estate Investment Trusts)	4,084	260,437
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	8,324	293,504
WP Carey, Inc. (Equity Real Estate Investment Trusts)	1,179	81,233
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,177	25,411
TOTAL COMMON STOCKS (Cost $4,837,042)		11,491,632

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 189

Repurchase Agreements(a) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $20,003	$20,000	$20,000
TOTAL REPURCHASE AGREEMENTS (Cost $20,000)		20,000
TOTAL INVESTMENT SECURITIES (Cost $4,857,042)—100.8%		11,511,632
Net other assets (liabilities)—(0.8)%		(92,262)
NET ASSETS—100.0%		$11,419,370

*                           Non-income producing security.

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Real Estate invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Equity Real Estate Investment Trusts	$10,638,202	93.1%
Mortgage Real Estate Investment Trusts	524,841	4.6%
Real Estate Management & Development	328,589	2.9%
Other**	(72,262)	(0.6)%
Total	$11,419,370	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

190 :: ProFund VP Real Estate :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$4,857,042
Securities, at value	11,491,632
Repurchase agreements, at value	20,000
Total Investment Securities, at value	11,511,632
Cash	114
Dividends and interest receivable	71,362
Receivable for capital shares issued	2,489
Prepaid expenses	57
TOTAL ASSETS	11,585,654
LIABILITIES:
Payable for capital shares redeemed	138,782
Advisory fees payable	9,144
Management services fees payable	1,219
Administration fees payable	332
Administrative services fees payable	4,559
Distribution fees payable	4,417
Transfer agency fees payable	511
Fund accounting fees payable	394
Compliance services fees payable	68
Other accrued expenses	6,858
TOTAL LIABILITIES	166,284
NET ASSETS	$11,419,370
NET ASSETS CONSIST OF:
Capital	$5,261,497
Accumulated net investment income (loss)	172,062
Accumulated net realized gains (losses) on investments	(668,779)
Net unrealized appreciation (depreciation) on investments	6,654,590
NET ASSETS	$11,419,370
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	171,327
Net Asset Value (offering and redemption price per share)	$66.65

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$435,111
Interest	187
TOTAL INVESTMENT INCOME	435,298
EXPENSES:
Advisory fees	101,871
Management services fees	13,583
Administration fees	5,097
Transfer agency fees	7,339
Administrative services fees	40,119
Distribution fees	33,957
Custody fees	2,614
Fund accounting fees	6,613
Trustee fees	357
Compliance services fees	79
Other fees	14,062
Recoupment of prior expenses reduced by the Advisor	2,500
TOTAL NET EXPENSES	228,191
NET INVESTMENT INCOME (LOSS)	207,107
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,535,089
Change in net unrealized appreciation/depreciation on investment securities	(864,799)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	670,290
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$877,397

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 191

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$207,107	$259,560
Net realized gains (losses) on investments	1,535,089	1,403,557
Change in net unrealized appreciation/depreciation on investments	(864,799)	(1,399,138)
Change in net assets resulting from operations	877,397	263,979
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(123,359)	(310,452)
Net realized gains on investments	(697,350)	—
Change in net assets resulting from distributions	(820,709)	(310,452)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	23,011,577	35,744,190
Distributions reinvested	820,709	310,452
Value of shares redeemed	(25,686,962)	(44,877,196)
Change in net assets resulting from capital transactions	(1,854,676)	(8,822,554)
Change in net assets	(1,797,988)	(8,869,027)
NET ASSETS:
Beginning of period	13,217,358	22,086,385
End of period	$11,419,370	$13,217,358
Accumulated net investment income (loss)	$172,062	$88,314
SHARE TRANSACTIONS:
Issued	339,040	542,469
Reinvested	12,485	4,666
Redeemed	(383,477)	(696,600)
Change in shares	(31,952)	(149,465)

See accompanying notes to financial statements.

192 :: ProFund VP Real Estate :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$65.02	$62.61	$62.83	$51.03	$51.69

Investment Activities:
Net investment income (loss)(a)	1.02	0.84	0.64	0.88	0.78
Net realized and unrealized gains (losses) on investments	4.13	2.76	(0.44)	11.84	(0.72)
Total income (loss) from investment activities	5.15	3.60	0.20	12.72	0.06

Distributions to Shareholders From:
Net investment income	(0.66)	(1.19)	(0.42)	(0.92)	(0.72)
Net realized gains on investments	(2.86)	—	—	—	—
Total distributions	(3.52)	(1.19)	(0.42)	(0.92)	(0.72)

Net Asset Value, End of Period	$66.65	$65.02	$62.61	$62.83	$51.03

Total Return	8.05%	5.72%	0.32%	25.02%	0.09%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.68%	1.75%	1.75%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.52%	1.29%	1.02%	1.52%	1.44%

Supplemental Data:
Net assets, end of period (000’s)	$11,419	$13,217	$22,086	$27,735	$16,410
Portfolio turnover rate(b)	135%	146%	136%	127%	323%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Rising Rates Opportunity :: 193

ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily movement of the most recently issued 30-year U.S. Treasury Bond ( the “Long Bond”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Long Bond. For the year ended December 31, 2017, the Fund had a total return of -11.90%. For the same period, the Long Bond, as measured by the Ryan Labs On-The-Run 30 Year Treasury Index(1), had a total return of 9.25%(2) and a volatility of 10.97%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the inverse of the daily price movement of the Long Bond.(3)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2017, the most recent Long Bond carried a maturity date of November 15, 2047 and a 2.75% coupon.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for shorting bonds in order to gain inverse leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Rising Rates Opportunity	-11.90%	-7.75%	-12.35%
Ryan Labs On-The-Run 30 Year Treasury Index	9.25%	3.19%	6.43%

Expense Ratios**

Fund	Gross	Net
ProFund VP Rising Rates Opportunity	1.62%	1.62%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(127)%
Total Exposure	(127)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The Ryan Labs On-The-Run 30 Year Treasury Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.

(2)                   The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.

(3)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

194 :: ProFund VP Rising Rates Opportunity :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (101.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $7,728,087	$7,727,000	$7,727,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,727,000)		7,727,000
TOTAL INVESTMENT SECURITIES (Cost $7,727,000)—101.3%		7,727,000
Net other assets (liabilities)—(1.3)%		(101,037)
NET ASSETS—100.0%		$7,625,963

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $238,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
30-Year U.S. Treasury Bond, 2.75% due on 11/15/47	Citibank North America	1/8/18	(1.15)%	$(7,313,730)	$(7,212,938)	$79,854
30-Year U.S. Treasury Bond, 2.75% due on 11/15/47	Societe’ Generale	1/8/18	(1.09)%	(2,520,975)	(2,504,492)	8,766
				$(9,834,705)	$(9,717,430)	$88,620

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Rising Rates Opportunity :: 195

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$7,727,000
Repurchase agreements, at value	7,727,000
Total Investment Securities, at value	7,727,000
Cash	731
Interest receivable	815
Unrealized gain on swap agreements	88,620
Prepaid expenses	63
TOTAL ASSETS	7,817,229
LIABILITIES:
Payable for capital shares redeemed	168,682
Advisory fees payable	4,999
Management services fees payable	666
Administration fees payable	235
Administrative services fees payable	3,180
Distribution fees payable	3,969
Transfer agency fees payable	362
Fund accounting fees payable	279
Compliance services fees payable	40
Other accrued expenses	8,854
TOTAL LIABILITIES	191,266
NET ASSETS	$7,625,963
NET ASSETS CONSIST OF:
Capital	$32,463,370
Accumulated net realized gains (losses) on investments	(24,926,027)
Net unrealized appreciation (depreciation) on investments	88,620
NET ASSETS	$7,625,963
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	163,611
Net Asset Value (offering and redemption price per share)	$46.61

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$87,011
EXPENSES:
Advisory fees	85,113
Management services fees	11,348
Administration fees	4,287
Transfer agency fees	6,171
Administrative services fees	28,286
Distribution fees	28,371
Custody fees	1,750
Fund accounting fees	4,836
Trustee fees	329
Compliance services fees	75
Other fees	13,238
Recoupment of prior expenses reduced by the Advisor	8,500
Total Gross Expenses before reductions	192,304
Expenses reduced and reimbursed by the Advisor	(1,652)
TOTAL NET EXPENSES	190,652
NET INVESTMENT INCOME (LOSS)	(103,641)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(6,905)
Net realized gains (losses) on swap agreements	(1,517,308)
Change in net unrealized appreciation/depreciation on futures contracts	4,390
Change in net unrealized appreciation/depreciation on swap agreements	228,483
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,291,340)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,394,981)

See accompanying notes to financial statements.

196 :: ProFund VP Rising Rates Opportunity :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(103,641)	$(165,029)
Net realized gains (losses) on investments	(1,524,213)	(76,277)
Change in net unrealized appreciation/depreciation on investments	232,873	(250,780)
Change in net assets resulting from operations	(1,394,981)	(492,086)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	69,879,132	117,489,411
Value of shares redeemed	(79,534,043)	(114,074,072)
Change in net assets resulting from capital transactions	(9,654,911)	3,415,339
Change in net assets	(11,049,892)	2,923,253
NET ASSETS:
Beginning of period	18,675,855	15,752,602
End of period	$7,625,963	$18,675,855
SHARE TRANSACTIONS:
Issued	1,407,608	2,435,725	(a)
Redeemed	(1,596,942)	(2,365,081	)(a)
Change in shares	(189,334)	70,644

(a)                   As described in Note 9, share amounts have been adjusted for 1:10 reverse share split that occurred on December 5, 2016.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Rising Rates Opportunity :: 197

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$52.91	$55.80	$56.72	$81.29	$69.79

Investment Activities:
Net investment income (loss)(b)	(0.46)	(0.68)	(0.90)	(1.10)	(1.30)
Net realized and unrealized gains (losses) on investments	(5.84)	(2.21)	(0.02)	(23.47)	12.80
Total income (loss) from investment activities	(6.30)	(2.89)	(0.92)	(24.57)	11.50

Net Asset Value, End of Period	$46.61	$52.91	$55.80	$56.72	$81.29

Total Return	(11.90)%	(5.16)%	(1.59)%	(30.26)%	16.48%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.68%	1.68%	1.70%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.91)%	(1.41)%	(1.63)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$7,626	$18,676	$15,753	$19,498	$30,319
Portfolio turnover rate(c)	—	—	—	—	—

(a)                   As described in Note 9, share amounts have been adjusted for 1:10 reverse share split that occurred on December 5, 2016.

(b)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

198 :: ProFund VP Semiconductor :: Management Discussion of Fund Performance

ProFund VP Semiconductor seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Semiconductors Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 35.55%. For the same period, the Index had a return of 38.18%(1) and a volatility of 16.74%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Semiconductor	35.55%	24.73%	9.91%
Dow Jones U.S. Semiconductors Index	38.18%	27.13%	11.84%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Semiconductor	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	23%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Intel Corp.	16.9%
NVIDIA Corp.	9.2%
Broadcom, Ltd.	8.2%
Texas Instruments, Inc.	8.1%
Qualcomm, Inc.	7.4%

Dow Jones U.S. Semiconductors
Index — Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)                   The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Semiconductor :: 199

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (77.2%)

	Shares	Value
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	7,131	$73,307
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	3,210	285,786
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	9,242	472,451
Broadcom, Ltd. (Semiconductors & Semiconductor Equipment)	3,527	906,085
Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	613	51,388
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	551	28,575
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	828	30,752
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	2,872	43,769
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	1,205	36,692
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	1,164	34,606
Intel Corp. (Semiconductors & Semiconductor Equipment)	40,522	1,870,495
InterDigital, Inc. (Communications Equipment)	280	21,322
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	1,377	144,681
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,381	254,201
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	3,704	79,525
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	2,450	128,086
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,025	177,957
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	9,997	411,077
Microsemi Corp.* (Semiconductors & Semiconductor Equipment)	992	51,237
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	445	42,053
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	319	35,843
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	5,274	1,020,518
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	3,669	76,829
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	1,101	73,327
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	12,781	818,240
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	579	19,802
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	369	32,583
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,571	149,166
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	273	10,904
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	1,711	71,640
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	8,552	893,170
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	948	35,882
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	2,162	145,762
TOTAL COMMON STOCKS (Cost $4,534,519)		8,527,711

Repurchase Agreements(a) (NM)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.30%, dated 12/29/17, due 1/2/18, total to be received $5,001	$5,000	$5,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,000)		5,000
TOTAL INVESTMENT SECURITIES (Cost $4,539,519)—77.2%		8,532,711
Net other assets (liabilities)—22.8%		2,526,838
NET ASSETS—100.0%		$11,059,549

*                           Non-income producing security.

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

NM                   Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

200 :: ProFund VP Semiconductor :: Financial Statements

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones U.S. Semiconductors Index	Goldman Sachs International	1/23/18	1.98%	$2,550,000	$2,549,694	$(306)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP Semiconductor invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Communications Equipment	$21,322	0.2%
Semiconductors & Semiconductor Equipment	8,506,389	77.0%
Other**	2,531,838	22.8%
Total	$11,059,549	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Semiconductor :: 201

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$4,539,519
Securities, at value	8,527,711
Repurchase agreements, at value	5,000
Total Investment Securities, at value	8,532,711
Cash	8,706
Dividends and interest receivable	1,809
Receivable for capital shares issued	24,522
Receivable for investments sold	2,543,168
Prepaid expenses	45
TOTAL ASSETS	11,110,961
LIABILITIES:
Payable for capital shares redeemed	25,074
Unrealized loss on swap agreements	306
Advisory fees payable	7,810
Management services fees payable	1,041
Administration fees payable	329
Administrative services fees payable	5,129
Distribution fees payable	5,793
Transfer agency fees payable	507
Fund accounting fees payable	391
Compliance services fees payable	44
Other accrued expenses	4,988
TOTAL LIABILITIES	51,412
NET ASSETS	$11,059,549
NET ASSETS CONSIST OF:
Capital	$6,989,617
Accumulated net investment income (loss)	8,987
Accumulated net realized gains (losses) on investments	68,059
Net unrealized appreciation (depreciation) on investments	3,992,886
NET ASSETS	$11,059,549
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	209,401
Net Asset Value (offering and redemption price per share)	$52.82

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$151,183
Interest	373
TOTAL INVESTMENT INCOME	151,556
EXPENSES:
Advisory fees	72,936
Management services fees	9,725
Administration fees	3,587
Transfer agency fees	5,183
Administrative services fees	24,264
Distribution fees	24,312
Custody fees	1,730
Fund accounting fees	4,262
Trustee fees	257
Compliance services fees	71
Other fees	9,746
Recoupment of prior expenses reduced by the Advisor	7,286
TOTAL NET EXPENSES	163,359
NET INVESTMENT INCOME (LOSS)	(11,803)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	524,775
Net realized gains (losses) on swap agreements	(23,952)
Change in net unrealized appreciation/depreciation on investment securities	2,122,001
Change in net unrealized appreciation/depreciation on swap agreements	(102)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,622,722
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,610,919

See accompanying notes to financial statements.

202 :: ProFund VP Semiconductor :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(11,803)	$23,677
Net realized gains (losses) on investments	500,823	203,061
Change in net unrealized appreciation/depreciation on investments	2,121,899	654,348
Change in net assets resulting from operations	2,610,919	881,086
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(20,339)	(6,863)
Change in net assets resulting from distributions	(20,339)	(6,863)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	24,725,731	20,064,556
Distributions reinvested	20,339	6,863
Value of shares redeemed	(23,254,076)	(18,572,775)
Change in net assets resulting from capital transactions	1,491,994	1,498,644
Change in net assets	4,082,574	2,372,867
NET ASSETS:
Beginning of period	6,976,975	4,604,108
End of period	$11,059,549	$6,976,975
Accumulated net investment income (loss)	$8,987	$30,340
SHARE TRANSACTIONS:
Issued	534,240	581,119
Reinvested	419	192
Redeemed	(503,867)	(553,071)
Change in shares	30,792	28,240

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Semiconductor :: 203

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$39.06	$30.62	$32.67	$24.32	$18.33

Investment Activities:
Net investment income (loss)(a)	(0.06)	0.18	0.06	0.22	0.14
Net realized and unrealized gains (losses) on investments	13.95	8.29	(1.01)	8.17	5.97
Total income (loss) from investment activities	13.89	8.47	(0.95)	8.39	6.11

Distributions to Shareholders From:
Net investment income	(0.13)	(0.03)	(0.21)	(0.04)	(0.12)
Net realized gains on investments	—	—	(0.89)	—	—
Total distributions	(0.13)	(0.03)	(1.10)	(0.04)	(0.12)

Net Asset Value, End of Period	$52.82	$39.06	$30.62	$32.67	$24.32

Total Return	35.55%	27.71%	(2.88)%	34.53%	33.48%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.68%	1.78%	2.16%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.12)%	0.51%	0.20%	0.76%	0.68%

Supplemental Data:
Net assets, end of period (000’s)	$11,060	$6,977	$4,604	$9,786	$1,455
Portfolio turnover rate(b)	297%	474%	480%	645%	1,499%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

204 :: ProFund VP Short Dow 30 :: Management Discussion of Fund Performance

ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Dow Jones Industrial Average (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -22.02%. For the same period, the Index had a total return of 28.11%(1) and a volatility of 6.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Dow 30 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Short Dow 30	-22.02%	-17.14%	-14.17%
Dow Jones Industrial Average	28.11%	16.37%	9.28%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Dow 30	1.99%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average — Composition

% of Index
Industrials	22%
Information Technology	17%
Financials	17%
Consumer Discretionary	15%
Health Care	13%
Consumer Staples	7%
Energy	6%
Materials	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Dow 30 :: 205

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (97.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $14,002	$14,000	$14,000
TOTAL REPURCHASE AGREEMENTS (Cost $14,000)		14,000
TOTAL INVESTMENT SECURITIES (Cost $14,000)—97.7%		14,000
Net other assets (liabilities)—2.3%		335
NET ASSETS—100.0%		$14,335

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $13,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones Industrial Average	Goldman Sachs International	1/29/18	(1.68)%	$(9,215)	$(9,196)	$22
Dow Jones Industrial Average	UBS AG	1/29/18	(1.53)%	(5,054)	(5,043)	11
				$(14,269)	$(14,239)	$33

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

206 :: ProFund VP Short Dow 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$14,000
Repurchase agreements, at value	14,000
Total Investment Securities, at value	14,000
Cash	219
Interest receivable	1
Unrealized gain on swap agreements	33
Receivable from Advisor under an expense limitation agreement	94
TOTAL ASSETS	14,347
LIABILITIES:
Administrative services fees payable	3
Distribution fees payable	6
Transfer agency fees payable	1
Other accrued expenses	2
TOTAL LIABILITIES	12
NET ASSETS	$14,335
NET ASSETS CONSIST OF:
Capital	$66,332
Accumulated net realized gains (losses) on investments	(52,030)
Net unrealized appreciation (depreciation) on investments	33
NET ASSETS	$14,335
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,354
Net Asset Value (offering and redemption price per share)	$10.59

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$133
EXPENSES:
Advisory fees	127
Management services fees	17
Administration fees	4
Transfer agency fees	6
Administrative services fees	11
Distribution fees	42
Custody fees	1
Fund accounting fees	5
Trustee fees	— (a)
Compliance services fees	— (a)
Printing fees	149
Fund Identifier fees	99
Other fees	24
Total Gross Expenses before reductions	485
Expenses reduced and reimbursed by the Advisor	(200)
TOTAL NET EXPENSES	285
NET INVESTMENT INCOME (LOSS)	(152)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(3,899)
Change in net unrealized appreciation/depreciation on swap agreements	(172)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,071)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,223)

(a)                   Amount is less than $0.50.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Dow 30 :: 207

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(152)	$(445)
Net realized gains (losses) on investments	(3,899)	(6,089)
Change in net unrealized appreciation/depreciation on investments	(172)	41
Change in net assets resulting from operations	(4,223)	(6,493)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	—	(890)
Change in net assets resulting from distributions	—	(890)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,121	228,728
Distributions reinvested	—	890
Value of shares redeemed	(25,851)	(221,844)
Change in net assets resulting from capital transactions	(10,730)	7,774
Change in net assets	(14,953)	391
NET ASSETS:
Beginning of period	29,288	28,897
End of period	$14,335	$29,288
SHARE TRANSACTIONS:
Issued	1,114	14,270
Reinvested	—	61
Redeemed	(1,917)	(13,894)
Change in shares	(803)	437

See accompanying notes to financial statements.

208 :: ProFund VP Short Dow 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$13.58	$16.80	$17.58	$19.86	$28.02

Investment Activities:
Net investment income (loss)(b)	(0.11)	(0.22)	(0.28)	(0.32)	(0.36)
Net realized and unrealized gains (losses) on investments	(2.88)	(2.51)	(0.50)	(1.96)	(7.80)
Total income (loss) from investment activities	(2.99)	(2.73)	(0.78)	(2.28)	(8.16)

Distributions to Shareholders From:
Net realized gains on investments	—	(0.49)	—	—	—

Net Asset Value, End of Period	$10.59	$13.58	$16.80	$17.58	$19.86

Total Return	(22.02)%	(16.45)%	(4.44)%	(11.48)%	(29.12)%

Ratios to Average Net Assets:
Gross expenses	2.87%	1.99%	4.80%	12.33%	6.85%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.90)%	(1.41)%	(1.64)%	(1.66)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$14	$29	$29	$77	$45
Portfolio turnover rate(c)	—	—	—	—	—

(a)                   As described in Note 9, adjusted for 1:6 reverse share split that occurred on October 20, 2014.

(b)      Per share net investment income (loss) has been calculated using the average daily shares method.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Emerging Markets :: 209

ProFund VP Short Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the BNY Mellon Emerging Markets 50 ADR Index (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -27.84%. For the same period, the Index had a total return of 35.49%(1) and a volatility of 12.93%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on NASDAQ. The Index consists of companies from the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, India, Indonesia, Mexico, Peru, Russia, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Emerging Markets from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Short Emerging Markets	-27.84%	-8.18%	-10.03%
BNY Mellon Emerging Markets 50 ADR Index	35.49%	3.63%	-0.03%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Emerging Markets	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Emerging Markets primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

BNY Mellon Emerging Markets 50 ADR Index — Composition

Industry Breakdown	% of Index
Information Technology	42%
Financials	17%
Telecommunication Services	12%
Materials	9%
Energy	8%
Consumer Discretionary	6%
Consumer Staples	5%
Utilities	1%

Country Composition
China	42%
Brazil	17%
Taiwan	14%
India	9%
South Korea	9%
Other	9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

210 :: ProFund VP Short Emerging Markets :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (99.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $958,135	$958,000	$958,000
TOTAL REPURCHASE AGREEMENTS (Cost $958,000)		958,000
TOTAL INVESTMENT SECURITIES (Cost $958,000)—99.9%		958,000
Net other assets (liabilities)—0.1%		798
NET ASSETS—100.0%		$958,798

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $364,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
BNY Mellon Emerging Markets 50 ADR Index	Goldman Sachs International	1/29/18	(0.98)%	$(171,511)	$(172,108)	$(587)
BNY Mellon Emerging Markets 50 ADR Index	UBS AG	1/29/18	(0.98)%	(772,854)	(775,595)	(2,699)
				$(944,365)	$(947,703)	$(3,286)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Emerging Markets :: 211

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$958,000
Repurchase agreements, at value	958,000
Total Investment Securities, at value	958,000
Cash	115
Interest receivable	101
Receivable for capital shares issued	10,469
Prepaid expenses	5
TOTAL ASSETS	968,690
LIABILITIES:
Payable for capital shares redeemed	3,810
Unrealized loss on swap agreements	3,286
Advisory fees payable	521
Management services fees payable	70
Administration fees payable	25
Administrative services fees payable	430
Distribution fees payable	472
Transfer agency fees payable	38
Fund accounting fees payable	30
Compliance services fees payable	3
Other accrued expenses	1,207
TOTAL LIABILITIES	9,892
NET ASSETS	$958,798
NET ASSETS CONSIST OF:
Capital	$2,692,434
Accumulated net realized gains (losses) on investments	(1,730,350)
Net unrealized appreciation (depreciation) on investments	(3,286)
NET ASSETS	$958,798
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	22,599
Net Asset Value (offering and redemption price per share)	$42.43

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$6,927
EXPENSES:
Advisory fees	6,782
Management services fees	904
Administration fees	329
Transfer agency fees	471
Administrative services fees	2,013
Distribution fees	2,261
Custody fees	125
Fund accounting fees	370
Trustee fees	26
Compliance services fees	4
Printing fees	820
Other fees	1,198
Total Gross Expenses before reductions	15,303
Expenses reduced and reimbursed by the Advisor	(112)
TOTAL NET EXPENSES	15,191
NET INVESTMENT INCOME (LOSS)	(8,264)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(339,970)
Change in net unrealized appreciation/depreciation on swap agreements	(5,627)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(345,597)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(353,861)

See accompanying notes to financial statements.

212 :: ProFund VP Short Emerging Markets :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017		Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(8,264)		$(38,873)
Net realized gains (losses) on investments	(339,970)		(448,227)
Change in net unrealized appreciation/depreciation on investments	(5,627)		(60,523)
Change in net assets resulting from operations	(353,861)		(547,623)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	6,964,128		25,544,487
Value of shares redeemed	(7,311,122)		(28,552,679)
Change in net assets resulting from capital transactions	(346,994)		(3,008,192)
Change in net assets	(700,855)		(3,555,815)
NET ASSETS:
Beginning of period	1,659,653		5,215,468
End of period	$958,798		$1,659,653
SHARE TRANSACTIONS:
Issued	149,317	(a)	377,710	(a)
Redeemed	(154,942	)(a)	(423,772	)(a)
Change in shares	(5,625)		(46,062)

(a)      As described in Note 9, share amounts have been adjusted for 1:5 reverse share split that occurred on December 11, 2017.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Emerging Markets :: 213

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$58.80	$70.21	$62.96	$64.84	$64.98

Investment Activities:
Net investment income (loss)(b)	(0.44)	(0.95)	(1.10)	(1.05)	(1.15)
Net realized and unrealized gains (losses) on investments	(15.93)	(10.46)	8.35	(0.83)	1.01
Total income (loss) from investment activities	(16.37)	(11.41)	7.25	(1.88)	(0.14)

Net Asset Value, End of Period	$42.43	$58.80	$70.21	$62.96	$64.84

Total Return	(27.84)%	(16.24)%	11.52%	(2.93)%	(0.23)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.68%	1.71%	2.18%	1.93%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.91)%	(1.42)%	(1.63)%	(1.66)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$959	$1,660	$5,215	$1,649	$1,154
Portfolio turnover rate(c)	—	—	—	—	—

(a)                   As described in Note 9, share amounts have been adjusted for 1:5 reverse share split that occurred on December 11, 2017.

(b)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

214 :: ProFund VP Short International :: Management Discussion of Fund Performance

ProFund VP Short International seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (the “Index”). Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -20.63%. For the same period, the Index had a total return of 25.03%(1) and a volatility of 7.43%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the U.S.-traded MSCI EAFE futures contract.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries equity performance, excluding the U.S. and Canada. The Index has constituent companies from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short International from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Short International	-20.63%	-10.21%	-8.99%
MSCI EAFE Index	25.03%	7.90%	1.94%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short International	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index — Composition

Industry Breakdown	% of Index
Financials	22%
Industrials	15%
Consumer Discretionary	12%
Consumer Staples	11%
Health Care	10%
Materials	8%
Information Technology	6%
Energy	5%
Telecommunication Services	4%
Real Estate	4%
Utilities	3%

Country Composition
Japan	24%
United Kingdom	18%
France	11%
Germany	10%
Other	37%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short International :: 215

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (96.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $592,083	$592,000	$592,000
TOTAL REPURCHASE AGREEMENTS (Cost $592,000)		592,000
TOTAL INVESTMENT SECURITIES (Cost $592,000)—96.9%		592,000
Net other assets (liabilities)—3.1%		19,194
NET ASSETS—100.0%		$611,194

(a)      A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $206,000.

(b)      The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
MSCI EAFE Index	Goldman Sachs International	1/29/18	(1.08)%	$(413,690)	$(413,620)	$36
MSCI EAFE Index	UBS AG	1/29/18	(1.18)%	(198,014)	(197,987)	14
				$(611,704)	$(611,607)	$50

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

216 :: ProFund VP Short International :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$592,000
Repurchase agreements, at value	592,000
Total Investment Securities, at value	592,000
Cash	964
Interest receivable	62
Unrealized gain on swap agreements	50
Receivable for capital shares issued	19,998
Prepaid expenses	3
TOTAL ASSETS	613,077
LIABILITIES:
Payable for capital shares redeemed	16
Advisory fees payable	331
Management services fees payable	44
Administration fees payable	16
Administrative services fees payable	304
Distribution fees payable	326
Transfer agency fees payable	24
Fund accounting fees payable	18
Compliance services fees payable	2
Other accrued expenses	802
TOTAL LIABILITIES	1,883
NET ASSETS	$611,194
NET ASSETS CONSIST OF:
Capital	$2,437,605
Accumulated net realized gains (losses) on investments	(1,826,461)
Net unrealized appreciation (depreciation) on investments	50
NET ASSETS	$611,194
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	64,351
Net Asset Value (offering and redemption price per share)	$9.50

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$4,892
EXPENSES:
Advisory fees	4,702
Management services fees	627
Administration fees	225
Transfer agency fees	320
Administrative services fees	1,413
Distribution fees	1,567
Custody fees	80
Fund accounting fees	251
Trustee fees	17
Compliance services fees	2
Other fees	879
Recoupment of prior expenses reduced by the Advisor	500
Total Gross Expenses before reductions	10,583
Expenses reduced and reimbursed by the Advisor	(51)
TOTAL NET EXPENSES	10,532
NET INVESTMENT INCOME (LOSS)	(5,640)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(153,658)
Change in net unrealized appreciation/depreciation on swap agreements	2,570
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(151,088)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(156,728)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short International :: 217

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(5,640)	$(26,101)
Net realized gains (losses) on investments	(153,658)	(254,350)
Change in net unrealized appreciation/depreciation on investments	2,570	(14,069)
Change in net assets resulting from operations	(156,728)	(294,520)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,142,352	15,449,016
Value of shares redeemed	(2,557,766)	(15,199,353)
Change in net assets resulting from capital transactions	(415,414)	249,663
Change in net assets	(572,142)	(44,857)
NET ASSETS:
Beginning of period	1,183,336	1,228,193
End of period	$611,194	$1,183,336
SHARE TRANSACTIONS:
Issued	208,657	1,202,834
Redeemed	(243,192)	(1,200,495)
Change in shares	(34,535)	2,339

See accompanying notes to financial statements.

218 :: ProFund VP Short International :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$11.97	$12.72	$13.22	$12.86	$16.28

Investment Activities:
Net investment income (loss)(a)	(0.09)	(0.18)	(0.21)	(0.21)	(0.24)
Net realized and unrealized gains (losses) on investments	(2.38)	(0.57)	(0.29)	0.57	(3.18)
Total income (loss) from investment activities	(2.47)	(0.75)	(0.50)	0.36	(3.42)

Net Asset Value, End of Period	$9.50	$11.97	$12.72	$13.22	$12.86

Total Return	(20.63)%	(5.90)%	(3.78)%	2.80%	(21.01)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.68%	1.72%	2.06%	1.86%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.90)%	(1.41)%	(1.63)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$611	$1,183	$1,228	$1,487	$1,443
Portfolio turnover rate(b)	—	—	—	—	—

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Mid-Cap :: 219

ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400® (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -14.85%. For the same period, the Index had a total return of 16.24%(1) and a volatility of 17.59%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the Index through a process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Mid-Cap from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Short Mid-Cap	-14.85%	-15.81%	-14.92%
S&P MidCap 400	16.24%	15.01%	9.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Mid-Cap	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400 — Composition

% of Index
Information Technology	18%
Financials	17%
Industrials	16%
Consumer Discretionary	12%
Real Estate	9%
Health Care	8%
Materials	7%
Utilities	5%
Energy	4%
Consumer Staples	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

220 :: ProFund VP Short Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (109.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $181,025	$181,000	$181,000
TOTAL REPURCHASE AGREEMENTS (Cost $181,000)		181,000
TOTAL INVESTMENT SECURITIES (Cost $181,000)—109.8%		181,000
Net other assets (liabilities)—(9.8)%		(16,100)
NET ASSETS—100.0%		$164,900

(a)      A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $87,000.

(b)      The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
S&P MidCap 400	Goldman Sachs International	1/29/18	(1.53)%	$(75,763)	$(75,566)	$168
S&P MidCap 400	UBS AG	1/29/18	(1.48)%	(88,542)	(88,277)	225
				$(164,305)	$(163,843)	$393

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Mid-Cap :: 221

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$181,000
Repurchase agreements, at value	181,000
Total Investment Securities, at value	181,000
Cash	461
Interest receivable	19
Unrealized gain on swap agreements	393
Prepaid expenses	29
TOTAL ASSETS	181,902
LIABILITIES:
Payable for capital shares redeemed	14,999
Advisory fees payable	950
Management services fees payable	126
Administration fees payable	13
Administrative services fees payable	237
Distribution fees payable	347
Transfer agency fees payable	20
Fund accounting fees payable	15
Compliance services fees payable	3
Other accrued expenses	292
TOTAL LIABILITIES	17,002
NET ASSETS	$164,900
NET ASSETS CONSIST OF:
Capital	$2,507,571
Accumulated net realized gains (losses) on investments	(2,343,064)
Net unrealized appreciation (depreciation) on investments	393
NET ASSETS	$164,900
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,858
Net Asset Value (offering and redemption price per share)	$33.94

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$4,710
EXPENSES:
Advisory fees	4,081
Management services fees	544
Administration fees	211
Transfer agency fees	304
Administrative services fees	1,161
Distribution fees	1,360
Custody fees	76
Fund accounting fees	237
Trustee fees	15
Compliance services fees	4
Other fees	616
Recoupment of prior expenses reduced by the Advisor	531
TOTAL NET EXPENSES	9,140
NET INVESTMENT INCOME (LOSS)	(4,430)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(110,843)
Change in net unrealized appreciation/depreciation on swap agreements	3,443
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(107,400)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(111,830)

See accompanying notes to financial statements.

222 :: ProFund VP Short Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(4,430)	$(10,124)
Net realized gains (losses) on investments	(110,843)	(73,409)
Change in net unrealized appreciation/depreciation on investments	3,443	2,366
Change in net assets resulting from operations	(111,830)	(81,167)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(4,598)	(55,814)
Change in net assets resulting from distributions	(4,598)	(55,814)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	23,201,126	38,233,727
Distributions reinvested	4,598	55,814
Value of shares redeemed	(23,320,341)	(38,303,868)
Change in net assets resulting from capital transactions	(114,617)	(14,327)
Change in net assets	(231,045)	(151,308)
NET ASSETS:
Beginning of period	395,945	547,253
End of period	$164,900	$395,945
SHARE TRANSACTIONS:
Issued	628,151	800,907	(a)
Reinvested	129	1,297	(a)
Redeemed	(633,279)	(802,231	)(a)
Change in shares	(4,999)	(27)

(a)                   As described in Note 9, share amounts have been adjusted for 1:8 reverse share split that occurred on December 5, 2016.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Mid-Cap :: 223

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$40.17	$55.37	$56.30	$64.20	$88.94

Investment Activities:
Net investment income (loss)(b)	(0.30)	(0.71)	(0.88)	(1.04)	(1.20)
Net realized and unrealized gains (losses) on investments	(5.66)	(10.19)	(0.05)	(6.86)	(23.54)
Total income (loss) from investment activities	(5.96)	(10.90)	(0.93)	(7.90)	(24.74)

Distributions to Shareholders From:
Net realized gains on investments	(0.27)	(4.30)	—	—	—

Net Asset Value, End of Period	$33.94	$40.17	$55.37	$56.30	$64.20

Total Return	(14.85)%	(20.19)%	(1.70)%	(12.44)%	(27.70)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.84%	2.51%	2.06%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.81)%	(1.42)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$165	$396	$547	$548	$426
Portfolio turnover rate(c)	—	—	—	—	—

(a)                   As described in Note 9, share amounts have been adjusted for 1:8 reverse share split that occurred on December 5, 2016.

(b)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

224 :: ProFund VP Short NASDAQ-100 :: Management Discussion of Fund Performance

ProFund VP Short NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -25.25%. For the same period, the Index had a total return of 32.99%(1) and a volatility of 29.41%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short NASDAQ-100 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Short NASDAQ-100	-25.25%	-19.75%	-16.36%
NASDAQ-100 Index	32.99%	20.68%	13.05%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short NASDAQ-100	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(39)%
Swap Agreements	(61)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short NASDAQ-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

NASDAQ-100 Index — Composition

% of Index
Information Technology	61%
Consumer Discretionary	21%
Health Care	10%
Consumer Staples	5%
Industrials	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short NASDAQ-100 :: 225

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (98.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $3,528,496	$3,528,000	$3,528,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,528,000)		3,528,000
TOTAL INVESTMENT SECURITIES (Cost $3,528,000)—98.2%		3,528,000
Net other assets (liabilities)—1.8%		64,879
NET ASSETS—100.0%		$3,592,879

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $389,000.

(b)       The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini NASDAQ-100 Futures Contracts	11	3/19/18	$(1,388,521)	$(1,409,980)	$(21,459)

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
NASDAQ-100 Index	Goldman Sachs International	1/29/18	(1.78)%	$(890,797)	$(885,436)	$5,389
NASDAQ-100 Index	UBS AG	1/29/18	(1.53)%	(1,300,389)	(1,292,885)	7,524
				$(2,191,186)	$(2,178,321)	$12,913

(1)         Agreements may be terminated at will by either party without penalty.

(2)         Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

226 :: ProFund VP Short NASDAQ-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$3,528,000
Repurchase agreements, at value	3,528,000
Total Investment Securities, at value	3,528,000
Cash	665
Segregated cash balances for futures contracts with brokers	54,450
Segregated cash balances with custodian	600
Interest receivable	372
Unrealized gain on swap agreements	12,913
Receivable for capital shares issued	112
Variation margin on futures contracts	8,195
Prepaid expenses	14
TOTAL ASSETS	3,605,321
LIABILITIES:
Payable for capital shares redeemed	66
Advisory fees payable	2,408
Management services fees payable	321
Administration fees payable	106
Administrative services fees payable	2,221
Distribution fees payable	2,255
Transfer agency fees payable	164
Fund accounting fees payable	126
Compliance services fees payable	19
Other accrued expenses	4,756
TOTAL LIABILITIES	12,442
NET ASSETS	$3,592,879
NET ASSETS CONSIST OF:
Capital	$15,240,506
Accumulated net realized gains (losses) on investments	(11,639,081)
Net unrealized appreciation (depreciation) on investments	(8,546)
NET ASSETS	$3,592,879
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	314,306
Net Asset Value (offering and redemption price per share)	$11.43

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$31,121

EXPENSES:
Advisory fees	28,176
Management services fees	3,757
Administration fees	1,395
Transfer agency fees	2,006
Administrative services fees	10,224
Distribution fees	9,392
Custody fees	548
Fund accounting fees	1,569
Trustee fees	99
Compliance services fees	21
Other fees	7,236
Total Gross Expenses before reductions	64,423
Expenses reduced and reimbursed by the Advisor	(1,308)
TOTAL NET EXPENSES	63,115
NET INVESTMENT INCOME (LOSS)	(31,994)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(221,131)
Net realized gains (losses) on swap agreements	(789,219)
Change in net unrealized appreciation/depreciation on futures contracts	(19,929)
Change in net unrealized appreciation/depreciation on swap agreements	(55,322)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,085,601)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,117,595)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short NASDAQ-100 :: 227

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(31,994)	$(76,487)
Net realized gains (losses) on investments	(1,010,350)	(915,238)
Change in net unrealized appreciation/depreciation on investments	(75,251)	50,228
Change in net assets resulting from operations	(1,117,595)	(941,497)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	20,950,164	116,763,072
Value of shares redeemed	(20,036,919)	(114,835,281)
Change in net assets resulting from capital transactions	913,245	1,927,791
Change in net assets	(204,350)	986,294
NET ASSETS:
Beginning of period	3,797,229	2,810,935
End of period	$3,592,879	$3,797,229
SHARE TRANSACTIONS:
Issued	1,614,981	6,989,261
Redeemed	(1,548,975)	(6,906,263)
Change in shares	66,006	82,998

See accompanying notes to financial statements.

228 :: ProFund VP Short NASDAQ-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$15.29	$17.00	$19.55	$24.25	$34.35

Investment Activities:
Net investment income (loss)(b)	(0.11)	(0.24)	(0.29)	(0.37)	(0.50)
Net realized and unrealized gains (losses) on investments	(3.75)	(1.47)	(2.26)	(4.33)	(9.60)
Total income (loss) from investment activities	(3.86)	(1.71)	(2.55)	(4.70)	(10.10)

Net Asset Value, End of Period	$11.43	$15.29	$17.00	$19.55	$24.25

Total Return	(25.25)%	(10.06)%	(13.04)%	(19.38)%	(29.40)%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.69%	1.77%	1.99%	1.82%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.85)%	(1.42)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$3,593	$3,797	$2,811	$2,794	$3,252
Portfolio turnover rate(c)	—	—	—	—	—

(a)       As described in Note 9, share amounts have been adjusted for 1:5 reverse share split that occurred on October 20, 2014.

(b)       Per share net investment income (loss) has been calculated using the average daily shares method.

(c)        Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Small-Cap :: 229

ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -14.20%. For the same period, the Index had a total return of 14.65%(1) and a volatility of 17.91%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Short Small-Cap	-14.20%	-16.08%	-15.62%
Russell 2000 Index	14.65%	14.12%	8.71%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Small-Cap	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(12)%
Swap Agreements	(87)%
Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Small-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Russell 2000 Index — Composition

% of Index
Financials	17%
Information Technology	16%
Industrials	15%
Health Care	15%
Consumer Discretionary	13%
Real Estate	7%
Materials	5%
Energy	4%
Utilities	4%
Consumer Staples	3%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

230 :: ProFund VP Short Small-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (99.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $1,865,262	$1,865,000	$1,865,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,865,000)		1,865,000
TOTAL INVESTMENT SECURITIES (Cost $1,865,000)—99.1%		1,865,000
Net other assets (liabilities)—0.9%		17,003
NET ASSETS—100.0%		$1,882,003

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $422,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	3	3/19/18	$(226,684)	$(230,475)	$(3,791)

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Russell 2000 Index	Goldman Sachs International	1/29/18	(1.13)%	$(842,883)	$(838,281)	$4,111
Russell 2000 Index	UBS AG	1/29/18	(0.98)%	(810,657)	(806,497)	3,682
				$(1,653,540)	$(1,644,778)	$7,793

(1)   Agreements may be terminated at will by either party without penalty.

(2)   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Small-Cap :: 231

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$1,865,000
Repurchase agreements, at value	1,865,000
Total Investment Securities, at value	1,865,000
Cash	289
Segregated cash balances for futures contracts with brokers	9,735
Interest receivable	197
Unrealized gain on swap agreements	7,793
Receivable for capital shares issued	4,923
Variation margin on futures contracts	1,965
Prepaid expenses	9
TOTAL ASSETS	1,889,911
LIABILITIES:
Payable for capital shares redeemed	41
Advisory fees payable	1,530
Management services fees payable	204
Administration fees payable	60
Administrative services fees payable	1,274
Distribution fees payable	1,394
Transfer agency fees payable	92
Fund accounting fees payable	71
Compliance services fees payable	10
Other accrued expenses	3,232
TOTAL LIABILITIES	7,908
NET ASSETS	$1,882,003
NET ASSETS CONSIST OF:
Capital	$6,843,654
Accumulated net realized gains (losses) on investments	(4,965,653)
Net unrealized appreciation (depreciation) on investments	4,002
NET ASSETS	$1,882,003
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	144,926
Net Asset Value (offering and redemption price per share)	$12.99

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$21,030
EXPENSES:
Advisory fees	19,498
Management services fees	2,600
Administration fees	970
Transfer agency fees	1,392
Administrative services fees	6,506
Distribution fees	6,499
Custody fees	381
Fund accounting fees	1,090
Trustee fees	71
Compliance services fees	16
Other fees	5,205
Total Gross Expenses before reductions	44,228
Expenses reduced and reimbursed by the Advisor	(552)
TOTAL NET EXPENSES	43,676
NET INVESTMENT INCOME (LOSS)	(22,646)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(42,823)
Net realized gains (losses) on swap agreements	(246,163)
Change in net unrealized appreciation/depreciation on futures contracts	(4,023)
Change in net unrealized appreciation/depreciation on swap agreements	(18,923)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(311,932)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(334,578)

See accompanying notes to financial statements.

232 :: ProFund VP Short Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(22,646)	$(44,024)
Net realized gains (losses) on investments	(288,986)	(909,398)
Change in net unrealized appreciation/depreciation on investments	(22,946)	42,911
Change in net assets resulting from operations	(334,578)	(910,511)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	44,686,132	66,535,148
Value of shares redeemed	(44,556,903)	(65,879,527)
Change in net assets resulting from capital transactions	129,229	655,621
Change in net assets	(205,349)	(254,890)
NET ASSETS:
Beginning of period	2,087,352	2,342,242
End of period	$1,882,003	$2,087,352
SHARE TRANSACTIONS:
Issued	3,145,899	3,731,012
Redeemed	(3,138,817)	(3,714,472)
Change in shares	7,082	16,540

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Small-Cap :: 233

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$15.14	$19.31	$19.47	$21.45	$31.20

Investment Activities:
Net investment income (loss)(b)	(0.12)	(0.26)	(0.31)	(0.35)	(0.45)
Net realized and unrealized gains (losses) on investments	(2.03)	(3.91)	0.15	(1.63)	(9.30)
Total income (loss) from investment activities	(2.15)	(4.17)	(0.16)	(1.98)	(9.75)

Net Asset Value, End of Period	$12.99	$15.14	$19.31	$19.47	$21.45

Total Return	(14.20)%	(21.60)%	(0.82)%	(9.23)%	(31.25)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.72%	1.74%	1.96%	1.83%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.87)%	(1.42)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$1,882	$2,087	$2,342	$1,856	$2,057
Portfolio turnover rate(c)	—	—	—	—	—

(a)                   As described in Note 9, share amounts have been adjusted for 1:5 reverse share split that occurred on October 20, 2014.

(b)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

234 :: ProFund VP Small-Cap :: Management Discussion of Fund Performance

ProFund VP Small-Cap seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 12.43%. For the same period, the Index had a total return of 14.65%(1) and a volatility of 17.91%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap	12.43%	12.15%	6.92%
Russell 2000 Index	14.65%	14.12%	8.71%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap	1.76%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	38%
Futures Contracts	10%
Swap Agreements	52%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Nektar Therapeutics	0.2%
Bluebird Bio, Inc.	0.2%
GrubHub, Inc.	0.1%
Exact Sciences Corp.	0.1%
Sage Therapeutics, Inc.	0.1%

Russell 2000 Index — Composition

% of Index
Financials	17%
Information Technology	16%
Industrials	15%
Health Care	15%
Consumer Discretionary	13%
Real Estate	7%
Materials	5%
Energy	4%
Utilities	4%
Consumer Staples	3%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap :: 235

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (38.4%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	150	$1,605
2U, Inc.* (Internet Software & Services)	125	8,064
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	325	2,808
8x8, Inc.* (Software)	300	4,230
A. Schulman, Inc. (Chemicals)	100	3,725
A10 Networks, Inc.* (Software)	225	1,737
AAON, Inc. (Building Products)	125	4,588
AAR Corp. (Aerospace & Defense)	100	3,929
Aaron’s, Inc. (Specialty Retail)	200	7,970
Abeona Therapeutics, Inc.* (Biotechnology)	225	3,566
Abercrombie & Fitch Co.—Class A (Specialty Retail)	250	4,358
ABM Industries, Inc. (Commercial Services & Supplies)	175	6,601
Abraxas Petroleum Corp.* (Oil, Gas & Consumable Fuels)	800	1,968
Acacia Research Corp.* (Professional Services)	325	1,316
Acadia Realty Trust (Equity Real Estate Investment Trusts)	250	6,840
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	100	2,620
Acceleron Pharma, Inc.* (Biotechnology)	100	4,244
ACCO Brands Corp.* (Commercial Services & Supplies)	350	4,270
Accuray, Inc.* (Health Care Equipment & Supplies)	400	1,720
Aceto Corp. (Health Care Providers & Services)	125	1,291
Achaogen, Inc.* (Biotechnology)	100	1,074
Achillion Pharmaceuticals, Inc.* (Biotechnology)	500	1,440
ACI Worldwide, Inc.* (Software)	350	7,935
Acorda Therapeutics, Inc.* (Biotechnology)	150	3,218
Actua Corp.* (Internet Software & Services)	125	1,950
Actuant Corp.—Class A (Machinery)	200	5,060
Acxiom Corp.* (IT Services)	250	6,890
Adtalem Global Education, Inc.* (Diversified Consumer Services)	175	7,359
ADTRAN, Inc. (Communications Equipment)	175	3,386
Aduro Biotech, Inc.* (Biotechnology)	175	1,313
Advanced Disposal Services, Inc.* (Commercial Services & Supplies)	100	2,394
Advanced Drainage Systems, Inc. (Building Products)	125	2,981
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	125	8,435
AdvanSix, Inc.* (Chemicals)	100	4,207
Advaxis, Inc.* (Biotechnology)	200	568
Aegion Corp.* (Construction & Engineering)	125	3,179
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	100	5,975
Aerohive Networks, Inc.* (Communications Equipment)	250	1,458
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	225	7,020
AG Mortgage Investment Trust, Inc. (Mortgage Real Estate Investment Trusts)	125	2,376
Agenus, Inc.* (Biotechnology)	425	1,386
Agree Realty Corp. (Equity Real Estate Investment Trusts)	75	3,858
Aimmune Therapeutics, Inc.* (Biotechnology)	125	4,728
Air Transport Services Group, Inc.* (Air Freight & Logistics)	175	4,050
Aircastle, Ltd. (Trading Companies & Distributors)	150	3,509
AK Steel Holding Corp.* (Metals & Mining)	975	5,519
Akebia Therapeutics, Inc.* (Biotechnology)	150	2,231
Albany International Corp.—Class A (Machinery)	100	6,145
Alder Biopharmaceuticals, Inc.* (Biotechnology)	175	2,004
Alexander & Baldwin, Inc. (Real Estate Management & Development)	150	4,161
Allegheny Technologies, Inc.* (Metals & Mining)	325	7,845
ALLETE, Inc. (Electric Utilities)	150	11,154
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	550	8,002
Altisource Residential Corp. (Mortgage Real Estate Investment Trusts)	200	2,372
Altra Industrial Motion Corp. (Machinery)	100	5,040
AMAG Pharmaceuticals, Inc.* (Biotechnology)	150	1,988
Ambac Financial Group, Inc.* (Insurance)	175	2,797
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	100	5,875
AMC Entertainment Holdings, Inc.—Class A (Media)	175	2,643
Amedisys, Inc.* (Health Care Providers & Services)	100	5,271
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	125	4,780
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	275	4,683
American Eagle Outfitters, Inc. (Specialty Retail)	500	9,399
American Equity Investment Life Holding Co. (Insurance)	275	8,450
American Outdoor Brands Corp.* (Leisure Products)	175	2,247
American Software, Inc.—Class A (Software)	150	1,745
American States Water Co. (Water Utilities)	125	7,238
American Vanguard Corp. (Chemicals)	125	2,456
Ameris Bancorp (Banks)	125	6,025
Amicus Therapeutics, Inc.* (Biotechnology)	475	6,834
Amkor Technology, Inc.* (Semiconductors & Semiconductor Equipment)	350	3,518
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	150	7,388
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	150	2,886
Amplify Snack Brands, Inc.* (Food Products)	175	2,102
AmTrust Financial Services, Inc. (Insurance)	275	2,769
Anavex Life Sciences Corp.* (Biotechnology)	225	725
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	150	2,495
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	100	7,600
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	650	1,294
Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts)	375	2,040
Apogee Enterprises, Inc. (Building Products)	100	4,573

See accompanying notes to financial statements.

236 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	300	$5,534
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	125	8,512
Approach Resources, Inc.* (Oil, Gas & Consumable Fuels)	375	1,110
Aratana Therapeutics, Inc.* (Pharmaceuticals)	225	1,184
ARC Document Solutions, Inc.* (Commercial Services & Supplies)	300	765
ArcBest Corp. (Road & Rail)	100	3,575
Archrock, Inc. (Energy Equipment & Services)	250	2,625
Ardelyx, Inc.* (Biotechnology)	250	1,650
Ardmore Shipping Corp.* (Oil, Gas & Consumable Fuels)	175	1,400
Arena Pharmaceuticals, Inc.* (Biotechnology)	150	5,096
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	125	1,613
Argo Group International Holdings, Ltd. (Insurance)	100	6,165
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	175	2,718
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	125	3,215
Armstrong Flooring, Inc.* (Building Products)	100	1,692
Array BioPharma, Inc.* (Biotechnology)	550	7,039
Artisan Partners Asset Management, Inc. (Capital Markets)	150	5,925
Ascena Retail Group, Inc.* (Specialty Retail)	775	1,821
Ashford Hospitality Prime, Inc. (Equity Real Estate Investment Trusts)	150	1,460
Ashford Hospitality Trust, Inc. (Equity Real Estate Investment Trusts)	325	2,187
Aspen Technology, Inc.* (Software)	225	14,894
Asterias Biotherapeutics, Inc.* (Biotechnology)	275	619
Atara Biotherapeutics, Inc.* (Biotechnology)	125	2,263
Athersys, Inc.* (Biotechnology)	775	1,403
Atkore International Group, Inc.* (Electrical Equipment)	125	2,681
Atlantic Power Corp.* (Independent Power & Renewable Electricity Producers)	600	1,410
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	75	4,399
AtriCure, Inc.* (Health Care Equipment & Supplies)	125	2,280
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	250	1,348
Avis Budget Group, Inc.* (Road & Rail)	225	9,872
Avista Corp. (Multi-Utilities)	200	10,298
AVX Corp. (Electronic Equipment, Instruments & Components)	175	3,028
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	100	2,870
AxoGen, Inc.* (Health Care Equipment & Supplies)	125	3,538
Axon Enterprise, Inc.* (Aerospace & Defense)	175	4,638
Axovant Sciences, Ltd.* (Biotechnology)	125	659
Axt, Inc.* (Semiconductors & Semiconductor Equipment)	225	1,958
AZZ, Inc. (Electrical Equipment)	75	3,833
B of I Holding, Inc.* (Thrifts & Mortgage Finance)	200	5,980
B&G Foods, Inc.—Class A (Food Products)	200	7,030
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	200	1,136
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	100	4,780
Balchem Corp. (Chemicals)	100	8,060
Banc of California, Inc. (Banks)	150	3,098
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Banks)	100	2,690
BancorpSouth Bank (Banks)	250	7,863
Bank Mutual Corp. (Thrifts & Mortgage Finance)	200	2,130
Bank of Nt Butterfield & Son, Ltd. (The) (Banks)	175	6,351
Banner Corp. (Banks)	100	5,512
Barnes & Noble Education, Inc.* (Specialty Retail)	175	1,442
Barnes & Noble, Inc. (Specialty Retail)	275	1,843
Barnes Group, Inc. (Machinery)	150	9,490
Barracuda Networks, Inc.* (Software)	100	2,750
Bazaarvoice, Inc.* (Internet Software & Services)	375	2,044
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	175	11,157
Beazer Homes USA, Inc.* (Household Durables)	150	2,882
Belden, Inc. (Electronic Equipment, Instruments & Components)	125	9,645
Bellicum Pharmaceutials, Inc.* (Biotechnology)	150	1,262
Belmond, Ltd.* (Hotels, Restaurants & Leisure)	300	3,675
Benchmark Electronics, Inc.* (Electronic Equipment, Instruments & Components)	150	4,365
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)	225	3,701
Berkshire Hills Bancorp, Inc. (Banks)	125	4,575
Big Lots, Inc. (Multiline Retail)	125	7,019
Bill Barrett Corp.* (Oil, Gas & Consumable Fuels)	400	2,052
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	350	1,719
BioScrip, Inc.* (Health Care Providers & Services)	625	1,819
BioTelemetry, Inc.* (Health Care Providers & Services)	100	2,990
BioTime, Inc.* (Biotechnology)	425	914
Black Hills Corp. (Multi-Utilities)	150	9,017
Blackbaud, Inc. (Software)	125	11,810
Blackhawk Network Holdings, Inc.* (IT Services)	175	6,239
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	300	6,402
Blucora, Inc.* (Internet Software & Services)	150	3,315
Blue Hills Bancorp, Inc. (Banks)	100	2,010
Bluebird Bio, Inc.* (Biotechnology)	125	22,262
Blueprint Medicines Corp.* (Biotechnology)	125	9,425
BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	200	5,060
Boingo Wireless, Inc.* (Wireless Telecommunication Services)	150	3,375
Boise Cascade Co. (Paper & Forest Products)	125	4,988
Boston Private Financial Holdings, Inc. (Banks)	275	4,249
Bottomline Technologies, Inc.* (Software)	125	4,335
Box, Inc.*—Class A (Internet Software & Services)	250	5,280
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	250	8,762
Brady Corp.—Class A (Commercial Services & Supplies)	150	5,685
Briggs & Stratton Corp. (Machinery)	150	3,806
Brightcove, Inc.* (Internet Software & Services)	200	1,420
Brinker International, Inc. (Hotels, Restaurants & Leisure)	150	5,826

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 237

Common Stocks, continued

	Shares	Value
Bristow Group, Inc. (Energy Equipment & Services)	200	$2,694
BroadSoft, Inc.* (Software)	100	5,490
Brookline Bancorp, Inc. (Banks)	250	3,925
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	225	5,366
Builders FirstSource, Inc.* (Building Products)	300	6,537
C&J Energy Services, Inc.* (Energy Equipment & Services)	150	5,021
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	75	7,056
CACI International, Inc.*—Class A (IT Services)	75	9,925
Caesars Entertainment Corp.* (Hotels, Restaurants & Leisure)	500	6,325
CalAmp Corp.* (Communications Equipment)	125	2,679
Caleres, Inc. (Specialty Retail)	150	5,022
Calgon Carbon Corp. (Chemicals)	175	3,728
California Resources Corp.* (Oil, Gas & Consumable Fuels)	175	3,402
California Water Service Group (Water Utilities)	150	6,803
Calithera Biosciences, Inc.* (Biotechnology)	150	1,253
Calix, Inc.* (Communications Equipment)	225	1,339
Callaway Golf Co. (Leisure Products)	300	4,179
Callidus Software, Inc.* (Software)	200	5,730
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	600	7,289
Cal-Maine Foods, Inc.* (Food Products)	100	4,445
Cambrex Corp.* (Life Sciences Tools & Services)	100	4,800
Cannae Holdings, Inc.* (Diversified Financial Services)	225	3,832
Cantel Medical Corp. (Health Care Equipment & Supplies)	100	10,286
Capital Senior Living Corp.* (Health Care Providers & Services)	125	1,686
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	400	5,364
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	325	2,811
Cara Therapeutics, Inc.* (Biotechnology)	125	1,530
Carbonite, Inc.* (Internet Software & Services)	100	2,510
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	100	2,369
Cardtronics PLC*—Class A (IT Services)	150	2,778
Career Education Corp.* (Diversified Consumer Services)	250	3,020
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	225	3,771
Carpenter Technology Corp. (Metals & Mining)	150	7,648
Carrizo Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	200	4,256
Carrols Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	150	1,823
Cars.com, Inc.* (Internet Software & Services)	225	6,489
Cascadian Therapeutics, Inc.* (Biotechnology)	325	1,203
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	150	3,453
Castle Brands, Inc.* (Beverages)	675	824
Castlight Health, Inc.*—Class B (Health Care Technology)	375	1,406
Catalent, Inc.* (Pharmaceuticals)	350	14,377
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	525	2,053
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	175	2,298
Cathay General Bancorp, Inc. (Banks)	225	9,488
CBIZ, Inc.* (Professional Services)	175	2,704
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	550	3,113
CECO Environmental Corp. (Commercial Services & Supplies)	150	770
Cedar Realty Trust, Inc. (Equity Real Estate Investment Trusts)	375	2,280
Celldex Therapeutics, Inc.* (Biotechnology)	650	1,846
CenterState Banks, Inc. (Banks)	175	4,503
Central European Media Enterprises, Ltd.*— Class A (Media)	400	1,860
Central Garden & Pet Co.*—Class A (Household Products)	125	4,714
Central Pacific Financial Corp. (Banks)	100	2,983
Century Aluminum Co.* (Metals & Mining)	175	3,437
Cerus Corp.* (Health Care Equipment & Supplies)	600	2,028
ChannelAdvisor Corp.* (Internet Software & Services)	125	1,125
Chart Industries, Inc.* (Machinery)	100	4,686
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	150	3,414
Chegg, Inc.* (Diversified Consumer Services)	275	4,488
Chemical Financial Corp. (Banks)	200	10,693
ChemoCentryx, Inc.* (Biotechnology)	175	1,041
Chesapeake Lodging Trust (Equity Real Estate Investment Trusts)	200	5,418
Chicago Bridge & Iron Co. N.V. (Construction & Engineering)	325	5,246
Chico’s FAS, Inc. (Specialty Retail)	425	3,749
Chimerix, Inc.* (Biotechnology)	275	1,273
Ciena Corp.* (Communications Equipment)	400	8,371
Cimpress N.V.* (Internet Software & Services)	75	8,991
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	150	3,128
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	175	9,076
Citizens, Inc.* (Insurance)	225	1,654
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	150	1,952
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	675	1,370
Clear Channel Outdoor Holdings, Inc. (Media)	300	1,380
Cleveland-Cliffs, Inc.* (Metals & Mining)	925	6,669
Cloud Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	425	1,891
Clovis Oncology, Inc.* (Biotechnology)	125	8,499
CNO Financial Group, Inc. (Insurance)	500	12,344
CoBiz Financial, Inc. (Banks)	150	2,999
Codexis, Inc.* (Chemicals)	275	2,296
Coeur Mining, Inc.* (Metals & Mining)	575	4,313
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	125	5,662
Coherus Biosciences, Inc.* (Biotechnology)	150	1,320
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	125	2,744
Columbia Banking System, Inc. (Banks)	175	7,602
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	100	7,188
Comfort Systems USA, Inc. (Construction & Engineering)	125	5,456
CommerceHub, Inc.*—Series C (Internet Software & Services)	125	2,574
Commercial Metals Co. (Metals & Mining)	350	7,461
Commercial Vehicle Group, Inc.* (Machinery)	150	1,604

See accompanying notes to financial statements.

238 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Community Bank System, Inc. (Banks)	150	$8,063
Community Health Systems, Inc.* (Health Care Providers & Services)	350	1,491
CommVault Systems, Inc.* (Software)	125	6,563
Compass Minerals International, Inc. (Metals & Mining)	100	7,225
Conatus Pharmaceuticals, Inc.* (Biotechnology)	225	1,040
ConforMIS, Inc.* (Health Care Equipment & Supplies)	275	655
CONMED Corp. (Health Care Equipment & Supplies)	100	5,097
ConnectOne Bancorp, Inc. (Banks)	125	3,219
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	175	2,133
Contango Oil & Gas Co.* (Oil, Gas & Consumable Fuels)	175	824
Continental Building Products, Inc.* (Building Products)	125	3,519
Control4 Corp.* (Electronic Equipment, Instruments & Components)	100	2,976
Convergys Corp. (IT Services)	275	6,463
Cooper Tire & Rubber Co. (Auto Components)	175	6,186
Corbus Pharmaceuticals Holdings, Inc.* (Biotechnology)	250	1,775
Corcept Therapeutics, Inc.* (Pharmaceuticals)	325	5,870
Core-Mark Holding Co., Inc. (Distributors)	150	4,737
Corindus Vascular Robotics, Inc.*—Class I (Health Care Equipment & Supplies)	725	732
Cornerstone OnDemand, Inc.* (Internet Software & Services)	150	5,300
Costamare, Inc. (Marine)	200	1,154
Cotiviti Holdings, Inc.* (Health Care Technology)	100	3,221
Coupa Software, Inc.* (Internet Software & Services)	100	3,122
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	1,200	11,099
Covanta Holding Corp. (Commercial Services & Supplies)	375	6,338
Cowen Group, Inc.*—Class A (Capital Markets)	125	1,706
Cray, Inc.* (Technology Hardware, Storage & Peripherals)	150	3,630
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	300	11,141
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	300	3,792
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	150	1,914
CryoLife, Inc.* (Health Care Equipment & Supplies)	125	2,394
CSG Systems International, Inc. (IT Services)	100	4,382
CTS Corp. (Electronic Equipment, Instruments & Components)	125	3,219
Cubic Corp. (Aerospace & Defense)	75	4,421
Curis, Inc.* (Biotechnology)	750	525
Curtiss-Wright Corp. (Aerospace & Defense)	125	15,230
Customers Bancorp, Inc.* (Banks)	100	2,599
CVB Financial Corp. (Banks)	300	7,068
CYS Investments, Inc. (Mortgage Real Estate Investment Trusts)	500	4,015
Cytokinetics, Inc.* (Biotechnology)	175	1,426
Cytomx Therapeutics, Inc.* (Biotechnology)	125	2,639
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	175	1,598
Dana Holding Corp. (Auto Components)	425	13,604
Darling Ingredients, Inc.* (Food Products)	500	9,065
Dave & Buster’s Entertainment, Inc.* (Hotels, Restaurants & Leisure)	125	6,896
Dean Foods Co. (Food Products)	275	3,179
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	100	8,025
Del Taco Restaurants, Inc.* (Hotels, Restaurants & Leisure)	150	1,818
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	200	6,987
Deluxe Corp. (Commercial Services & Supplies)	150	11,525
Denbury Resources, Inc.* (Oil, Gas & Consumable Fuels)	1,550	3,426
Denny’s Corp.* (Hotels, Restaurants & Leisure)	250	3,310
Depomed, Inc.* (Pharmaceuticals)	225	1,811
Dermira, Inc.* (Pharmaceuticals)	125	3,476
DHI Group, Inc.* (Internet Software & Services)	425	808
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	400	1,436
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	225	4,183
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	600	6,774
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	225	3,679
Digi International, Inc.* (Communications Equipment)	150	1,433
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	125	2,619
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	125	3,584
Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	175	3,512
Donnelley Financial Solutions, Inc.* (Capital Markets)	100	1,949
Dorman Products, Inc.* (Auto Components)	75	4,586
Dril-Quip, Inc.* (Energy Equipment & Services)	125	5,962
Drive Shack, Inc.* (Hotels, Restaurants & Leisure)	400	2,212
DSW, Inc.—Class A (Specialty Retail)	225	4,817
Durect Corp.* (Pharmaceuticals)	950	876
Dycom Industries, Inc.* (Construction & Engineering)	100	11,143
Dynavax Technologies Corp.* (Biotechnology)	225	4,208
Dynegy, Inc.* (Independent Power & Renewable Electricity Producers)	400	4,740
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	225	1,577
Eagle Bancorp, Inc.* (Banks)	100	5,790
Eagle Bulk Shipping, Inc.* (Marine)	250	1,120
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	125	2,668
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	100	8,837
Ebix, Inc. (Software)	75	5,944
Echo Global Logistics, Inc.* (Air Freight & Logistics)	125	3,500
Eclipse Resources Corp.* (Oil, Gas & Consumable Fuels)	525	1,260
Editas Medicine, Inc.* (Biotechnology)	150	4,610
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)	225	7,857
El Paso Electric Co. (Electric Utilities)	125	6,919
Eldorado Resorts, Inc.* (Hotels, Restaurants & Leisure)	150	4,973

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 239

Common Stocks, continued

	Shares	Value
Electro Scientific Industries, Inc.* (Electronic Equipment, Instruments & Components)	175	$3,750
Electronics for Imaging, Inc.* (Technology Hardware, Storage & Peripherals)	150	4,429
Ellie Mae, Inc.* (Software)	100	8,940
EMCOR Group, Inc. (Construction & Engineering)	175	14,305
EMCORE Corp.* (Communications Equipment)	150	968
Emergent BioSolutions, Inc.* (Biotechnology)	125	5,809
Employers Holdings, Inc. (Insurance)	100	4,440
Encore Capital Group, Inc.* (Consumer Finance)	75	3,158
Endologix, Inc.* (Health Care Equipment & Supplies)	375	2,006
Endurance International Group Holdings, Inc.* (Internet Software & Services)	250	2,100
Energy Recovery, Inc.* (Machinery)	200	1,750
Energy XXI Gulf Coast, Inc.* (Oil, Gas & Consumable Fuels)	100	574
EnerSys (Electrical Equipment)	125	8,703
Ennis, Inc. (Commercial Services & Supplies)	100	2,075
Enova International, Inc.* (Consumer Finance)	150	2,280
Ensco PLC(ADR)—Class A (Energy Equipment & Services)	950	5,615
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	425	12,940
Entercom Communications Corp.—Class A (Media)	150	1,620
Entravision Communications Corp.—Class A (Media)	300	2,145
Envestnet, Inc.* (Internet Software & Services)	125	6,231
Enzo Biochem, Inc.* (Life Sciences Tools & Services)	175	1,426
EP Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	275	649
EPAM Systems, Inc.* (IT Services)	150	16,114
Epizyme, Inc.* (Biotechnology)	175	2,196
Eros International PLC* (Media)	150	1,448
ESCO Technologies, Inc. (Machinery)	75	4,519
Essendant, Inc. (Commercial Services & Supplies)	150	1,391
Essent Group, Ltd.* (Thrifts & Mortgage Finance)	225	9,770
Esterline Technologies Corp.* (Aerospace & Defense)	75	5,603
Ethan Allen Interiors, Inc. (Household Durables)	100	2,860
Etsy, Inc.* (Internet & Direct Marketing Retail)	375	7,669
Evercore Partners, Inc.—Class A (Capital Markets)	125	11,250
Everi Holdings, Inc.* (IT Services)	275	2,074
EVERTEC, Inc. (IT Services)	200	2,730
Evolent Health, Inc.* (Health Care Technology)	125	1,538
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)	175	1,199
Exact Sciences Corp.* (Biotechnology)	325	17,075
ExlService Holdings, Inc.* (IT Services)	100	6,035
Exponent, Inc. (Professional Services)	75	5,333
Express, Inc.* (Specialty Retail)	325	3,299
Exterran Corp.* (Energy Equipment & Services)	125	3,930
Extreme Networks, Inc.* (Communications Equipment)	375	4,695
EZCORP, Inc.*—Class A (Consumer Finance)	225	2,745
Fabrinet* (Electronic Equipment, Instruments & Components)	125	3,588
Fair Isaac Corp. (Software)	100	15,319
Fairmount Santrol Holdings, Inc.* (Energy Equipment & Services)	575	3,007
Farmers National Banc Corp. (Banks)	125	1,844
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	175	1,519
Fate Therapeutics, Inc.* (Biotechnology)	350	2,139
FCB Financial Holdings, Inc.*—Class A (Banks)	100	5,080
Federal Signal Corp. (Machinery)	200	4,018
Ferro Corp.* (Chemicals)	275	6,487
FibroGen, Inc.* (Biotechnology)	175	8,294
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	100	1,900
Financial Engines, Inc. (Capital Markets)	175	5,303
Finisar Corp.* (Communications Equipment)	325	6,614
First Bancorp (Banks)	100	3,531
First BanCorp.* (Banks)	575	2,933
First Busey Corp. (Banks)	100	2,994
First Commonwealth Financial Corp. (Banks)	325	4,654
First Financial Bancorp (Banks)	200	5,270
First Financial Bankshares, Inc. (Banks)	200	9,010
First Foundation, Inc.* (Banks)	125	2,318
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	350	11,014
First Interstate Bancsys (Banks)	100	4,005
First Merchants Corp. (Banks)	125	5,258
First Midwest Bancorp, Inc. (Banks)	300	7,203
First of Long Island Corp. (The) (Banks)	100	2,850
FirstCash, Inc. (Consumer Finance)	150	10,117
Fitbit, Inc.* (Electronic Equipment, Instruments & Components)	625	3,569
Five Below, Inc.* (Specialty Retail)	150	9,947
Five Prime Therapeutics, Inc.* (Biotechnology)	100	2,192
Five9, Inc.* (Internet Software & Services)	175	4,354
Flexion Therapeutics, Inc.* (Biotechnology)	125	3,130
Flotek Industries, Inc.* (Chemicals)	225	1,049
Fluidigm Corp.* (Life Sciences Tools & Services)	275	1,620
Flushing Financial Corp. (Banks)	100	2,750
Forestar Group, Inc.* (Real Estate Management & Development)	150	3,300
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	250	3,913
Fortress Biotech, Inc.* (Biotechnology)	275	1,097
Forum Energy Technologies, Inc.* (Energy Equipment & Services)	225	3,499
Forward Air Corp. (Air Freight & Logistics)	100	5,743
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	200	1,554
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	200	5,140
Fox Factory Holding Corp.* (Auto Components)	125	4,856
Francesca’s Holdings Corp.* (Specialty Retail)	175	1,279
Franklin Electric Co., Inc. (Machinery)	150	6,885
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	350	3,759
Frank’s International NV (Energy Equipment & Services)	225	1,496
Fred’s, Inc.—Class A (Multiline Retail)	175	709
Fresh Del Monte Produce, Inc. (Food Products)	100	4,767
Freshpet, Inc.* (Food Products)	125	2,369
Frontier Communications Corp. (Diversified Telecommunication Services)	250	1,690
Frontline, Ltd. (Oil, Gas & Consumable Fuels)	350	1,607
FTI Consulting, Inc.* (Professional Services)	125	5,370
Fulton Financial Corp. (Banks)	500	8,950
FutureFuel Corp. (Chemicals)	125	1,761

See accompanying notes to financial statements.

240 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
GAIN Capital Holdings, Inc. (Capital Markets)	225	$2,250
Gannett Co., Inc. (Media)	400	4,636
GasLog, Ltd. (Oil, Gas & Consumable Fuels)	150	3,338
Gastar Exploration, Inc.* (Oil, Gas & Consumable Fuels)	1,125	1,181
GATX Corp. (Trading Companies & Distributors)	125	7,769
GCP Applied Technologies, Inc.* (Chemicals)	225	7,178
Gener8 Maritime, Inc.* (Oil, Gas & Consumable Fuels)	275	1,821
Generac Holdings, Inc.* (Electrical Equipment)	175	8,666
General Cable Corp. (Electrical Equipment)	175	5,180
General Communication, Inc.*—Class A (Diversified Telecommunication Services)	100	3,902
Genesis Healthcare, Inc.* (Health Care Providers & Services)	525	401
GenMark Diagnostics, Inc.* (Health Care Equipment & Supplies)	175	730
Genocea Biosciences, Inc.* (Biotechnology)	225	261
Gentherm, Inc.* (Auto Components)	125	3,969
Genworth Financial, Inc.*—Class A (Insurance)	1,550	4,821
Geron Corp.* (Biotechnology)	675	1,215
Getty Realty Corp. (Equity Real Estate Investment Trusts)	100	2,716
Gibraltar Industries, Inc.* (Building Products)	100	3,300
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	150	5,534
Glacier Bancorp, Inc. (Banks)	225	8,863
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	100	2,106
Glaukos Corp.* (Health Care Equipment & Supplies)	100	2,565
Global Blood Therapeutics, Inc.* (Biotechnology)	125	4,919
Global Eagle Entertainment, Inc.* (Media)	400	916
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	225	4,631
Globalstar, Inc.* (Diversified Telecommunication Services)	1,550	2,031
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	225	9,248
Glu Mobile, Inc.* (Software)	575	2,093
Gms, Inc.* (Trading Companies & Distributors)	75	2,823
GNC Holdings, Inc.*—Class A (Specialty Retail)	275	1,015
Gogo, Inc.* (Internet Software & Services)	225	2,538
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	300	8,942
Gold Resource Corp. (Metals & Mining)	325	1,430
GoPro, Inc.*—Class A (Household Durables)	375	2,839
Government Properties Income Trust (Equity Real Estate Investment Trusts)	225	4,172
Gramercy Property Trust, Inc. (Equity Real Estate Investment Trusts)	425	11,330
Grand Canyon Education, Inc.* (Diversified Consumer Services)	125	11,190
Granite Construction, Inc. (Construction & Engineering)	125	7,929
Gray Television, Inc.* (Media)	225	3,769
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	325	1,755
Great Western Bancorp, Inc. (Banks)	175	6,965
Green Dot Corp.*—Class A (Consumer Finance)	150	9,039
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	125	2,106
Greenhill & Co., Inc. (Capital Markets)	100	1,950
Greenlight Capital Re, Ltd.*—Class A (Insurance)	125	2,513
Greif, Inc.—Class A (Containers & Packaging)	75	4,544
Griffon Corp. (Building Products)	100	2,035
Groupon, Inc.* (Internet & Direct Marketing Retail)	1,150	5,865
GrubHub, Inc.* (Internet Software & Services)	250	17,949
GTT Communications, Inc.* (Internet Software & Services)	100	4,695
Guaranty BanCorp (Banks)	100	2,765
GUESS?, Inc. (Specialty Retail)	225	3,798
H&E Equipment Services, Inc. (Trading Companies & Distributors)	125	5,081
H.B. Fuller Co. (Chemicals)	150	8,081
Haemonetics Corp.* (Health Care Equipment & Supplies)	150	8,712
Halcon Resources Corp.* (Oil, Gas & Consumable Fuels)	300	2,271
Halozyme Therapeutics, Inc.* (Biotechnology)	350	7,090
Halyard Health, Inc.* (Health Care Equipment & Supplies)	150	6,927
Hancock Holding Co. (Banks)	250	12,374
Hanmi Financial Corp. (Banks)	100	3,035
Hannon Armstrong Sustainable, Inc. (Mortgage Real Estate Investment Trusts)	175	4,211
Harmonic, Inc.* (Communications Equipment)	350	1,470
Harsco Corp.* (Machinery)	250	4,663
Hawaiian Holdings, Inc. (Airlines)	150	5,978
HC2 Holdings, Inc. (Construction & Engineering)	225	1,339
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	325	10,438
Healthcare Services Group, Inc. (Commercial Services & Supplies)	200	10,543
HealthEquity, Inc.* (Health Care Providers & Services)	150	6,999
HealthSouth Corp. (Health Care Providers & Services)	250	12,352
HealthStream, Inc.* (Health Care Technology)	100	2,316
Heartland Express, Inc. (Road & Rail)	175	4,085
Heartland Financial USA, Inc. (Banks)	75	4,024
Hecla Mining Co. (Metals & Mining)	1,200	4,764
Helen of Troy, Ltd.* (Household Durables)	75	7,226
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	500	3,770
Herc Holdings, Inc.* (Trading Companies & Distributors)	75	4,696
Heritage Commerce Corp. (Banks)	150	2,298
Heritage Financial Corp. (Banks)	100	3,080
Heritage Insurance Holdings, Inc. (Insurance)	125	2,253
Herman Miller, Inc. (Commercial Services & Supplies)	175	7,009
Heron Therapeutics, Inc.* (Biotechnology)	175	3,168
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	150	2,610
Hertz Global Holdings, Inc.* (Road & Rail)	225	4,973
HFF, Inc.—Class A (Real Estate Management & Development)	125	6,080
Hill International, Inc.* (Professional Services)	250	1,363
Hillenbrand, Inc. (Machinery)	200	8,939
Hilltop Holdings, Inc. (Banks)	225	5,699
HMS Holdings Corp.* (Health Care Technology)	275	4,661
HNI Corp. (Commercial Services & Supplies)	125	4,821
Home BancShares, Inc. (Banks)	375	8,719
HomeStreet, Inc.* (Thrifts & Mortgage Finance)	100	2,895
Hope Bancorp, Inc. (Banks)	400	7,300
Horace Mann Educators Corp. (Insurance)	125	5,513
Horizon Global Corp.* (Auto Components)	125	1,753
Horizon Pharma PLC* (Pharmaceuticals)	500	7,300

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 241

Common Stocks, continued

	Shares	Value
Hortonworks, Inc.* (Internet Software & Services)	175	$3,519
Hostess Brands, Inc.* (Food Products)	250	3,703
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	325	3,023
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	675	2,261
HRG Group, Inc.* (Household Products)	350	5,932
Hub Group, Inc.*—Class A (Air Freight & Logistics)	100	4,790
Hubspot, Inc.* (Software)	100	8,840
Hudson Technologies, Inc.* (Commercial Services & Supplies)	200	1,214
Huttig Building Products, Inc.* (Trading Companies & Distributors)	175	1,164
IBERIABANK Corp. (Banks)	150	11,624
Iconix Brand Group, Inc.* (Textiles, Apparel & Luxury Goods)	250	323
IDACORP, Inc. (Electric Utilities)	150	13,704
Idera Pharmaceuticals, Inc.* (Biotechnology)	750	1,583
Ignyta, Inc.* (Biotechnology)	225	6,008
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	175	8,216
ILG, Inc. (Hotels, Restaurants & Leisure)	325	9,255
IMAX Corp.* (Media)	175	4,051
Immersion Corp.* (Technology Hardware, Storage & Peripherals)	175	1,236
ImmunoGen, Inc.* (Biotechnology)	400	2,564
Immunomedics, Inc.* (Biotechnology)	375	6,059
Impax Laboratories, Inc.* (Pharmaceuticals)	250	4,163
Imperva, Inc.* (Software)	100	3,970
INC Research Holdings, Inc.*—Class A (Life Sciences Tools & Services)	150	6,540
Independence Contract Drilling, Inc.* (Energy Equipment & Services)	275	1,095
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	275	2,775
Independent Bank Corp. (Banks)	75	5,239
Infinera Corp.* (Communications Equipment)	450	2,849
Information Services Group, Inc.* (IT Services)	275	1,147
InfraREIT, Inc. (Equity Real Estate Investment Trusts)	150	2,787
Ingevity Corp.* (Chemicals)	125	8,809
InnerWorkings, Inc.* (Commercial Services & Supplies)	200	2,006
Innospec, Inc. (Chemicals)	75	5,295
Innoviva, Inc.* (Pharmaceuticals)	275	3,902
Inovalon Holdings, Inc.* (Health Care Technology)	225	3,375
Inovio Pharmaceuticals, Inc.* (Biotechnology)	275	1,136
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	125	4,575
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	125	4,786
Insmed, Inc.* (Biotechnology)	225	7,015
Insulet Corp.* (Health Care Equipment & Supplies)	175	12,074
Insys Therapeutics, Inc.* (Biotechnology)	125	1,203
Integer Holdings Corp.* (Health Care Equipment & Supplies)	100	4,530
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	175	8,376
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	400	11,891
Intelsat S.A.* (Diversified Telecommunication Services)	325	1,102
InterDigital, Inc. (Communications Equipment)	100	7,614
Interface, Inc. (Commercial Services & Supplies)	200	5,030
Internap Corp.* (Internet Software & Services)	125	1,964
International Bancshares Corp. (Banks)	175	6,948
International Seaways, Inc.* (Oil, Gas & Consumable Fuels)	125	2,308
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	100	3,985
Intersect ENT, Inc.* (Pharmaceuticals)	100	3,240
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	175	2,534
Intrepid Potash, Inc.* (Chemicals)	550	2,618
Invacare Corp. (Health Care Equipment & Supplies)	150	2,528
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	350	6,240
Investment Technology Group, Inc. (Capital Markets)	125	2,406
Investors Bancorp, Inc. (Banks)	750	10,409
Investors Real Estate Trust (Equity Real Estate Investment Trusts)	450	2,556
Invitae Corp.* (Biotechnology)	175	1,589
Iovance Biotherapeutics, Inc.* (Biotechnology)	275	2,200
Iridium Communications, Inc.* (Diversified Telecommunication Services)	300	3,540
iRobot Corp.* (Household Durables)	75	5,753
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	400	5,996
iStar Financial, Inc.* (Equity Real Estate Investment Trusts)	250	2,825
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	200	1,394
Itron, Inc.* (Electronic Equipment, Instruments & Components)	100	6,820
IXYS Corp.* (Semiconductors & Semiconductor Equipment)	125	2,994
J.C. Penney Co., Inc.* (Multiline Retail)	1,000	3,160
j2 Global, Inc. (Internet Software & Services)	125	9,379
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	100	9,810
Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	150	2,367
John Bean Technologies Corp. (Machinery)	100	11,079
Jones Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	525	578
K12, Inc.* (Diversified Consumer Services)	125	1,988
K2M Group Holdings, Inc.* (Health Care Equipment & Supplies)	150	2,700
Kaman Corp.—Class A (Trading Companies & Distributors)	75	4,413
KapStone Paper & Packaging Corp. (Paper & Forest Products)	275	6,240
Karyopharm Therapeutics, Inc.* (Biotechnology)	175	1,680
KB Home (Household Durables)	250	7,988
KBR, Inc. (Construction & Engineering)	450	8,924
Keane Group, Inc.* (Energy Equipment & Services)	125	2,376
Kearny Financial Corp. (Thrifts & Mortgage Finance)	275	3,974
Kelly Services, Inc.—Class A (Professional Services)	125	3,409
KEMET Corp.* (Electronic Equipment, Instruments & Components)	175	2,636
Kemper Corp. (Insurance)	125	8,612

See accompanying notes to financial statements.

242 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Kennametal, Inc. (Machinery)	225	$10,891
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	275	4,771
Keryx Biopharmaceuticals, Inc.* (Biotechnology)	325	1,511
Kforce, Inc. (Professional Services)	100	2,525
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	125	2,281
Kimball International, Inc.—Class B (Commercial Services & Supplies)	150	2,801
Kindred Healthcare, Inc. (Health Care Providers & Services)	300	2,910
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	250	4,900
Klondex Mines, Ltd.* (Metals & Mining)	675	1,762
KLX, Inc.* (Aerospace & Defense)	150	10,237
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	225	9,836
Knoll, Inc. (Commercial Services & Supplies)	175	4,032
Knowles Corp.* (Electronic Equipment, Instruments & Components)	275	4,032
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	375	1,200
Korn/Ferry International (Professional Services)	150	6,206
Kraton Performance Polymers, Inc.* (Chemicals)	100	4,817
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	250	2,648
La Quinta Holdings, Inc.* (Hotels, Restaurants & Leisure)	275	5,077
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	250	3,408
Ladenburg Thalmann Financial Services, Inc. (Capital Markets)	575	1,817
Lakeland Bancorp, Inc. (Banks)	150	2,888
Lakeland Financial Corp. (Banks)	75	3,637
Landec Corp.* (Food Products)	125	1,575
Lannett Co., Inc.* (Pharmaceuticals)	125	2,900
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	125	2,556
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)	325	9,122
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	450	2,601
Laureate Education, Inc.*—Class A (Diversified Consumer Services)	150	2,034
La-Z-Boy, Inc. (Household Durables)	150	4,680
LCI Industries (Auto Components)	75	9,750
LegacyTexas Financial Group, Inc. (Banks)	150	6,332
LendingClub Corp.* (Consumer Finance)	975	4,027
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	150	1,482
Lexington Realty Trust (Equity Real Estate Investment Trusts)	650	6,273
Liberty Braves Group*—Class C (Media)	125	2,778
Liberty TripAdvisor Holdings, Inc.*—Class A (Internet & Direct Marketing Retail)	250	2,356
Lilis Energy, Inc.* (Oil, Gas & Consumable Fuels)	275	1,405
Limelight Networks, Inc.* (Internet Software & Services)	450	1,985
Liquidity Services, Inc.* (Internet Software & Services)	175	849
Lithia Motors, Inc.—Class A (Specialty Retail)	75	8,519
LivaNova PLC* (Health Care Equipment & Supplies)	150	11,987
LivePerson, Inc.* (Internet Software & Services)	200	2,300
Louisiana-Pacific Corp.* (Paper & Forest Products)	425	11,160
LSC Communications, Inc. (Commercial Services & Supplies)	125	1,894
LSI Industries, Inc. (Electrical Equipment)	150	1,032
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	125	5,444
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	100	3,139
Lumentum Holdings, Inc.* (Communications Equipment)	175	8,557
Luminex Corp. (Life Sciences Tools & Services)	150	2,955
M.D.C. Holdings, Inc. (Household Durables)	125	3,985
M/A-COM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	125	4,068
M/I Homes, Inc.* (Household Durables)	100	3,440
Macatawa Bank Corp. (Banks)	150	1,500
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	275	5,929
MacroGenics, Inc.* (Biotechnology)	125	2,375
Magellan Health, Inc.* (Health Care Providers & Services)	75	7,241
Maiden Holdings, Ltd. (Insurance)	250	1,650
MainSource Financial Group, Inc. (Banks)	100	3,631
ManTech International Corp.—Class A (IT Services)	100	5,019
MarineMax, Inc.* (Specialty Retail)	100	1,890
Marten Transport, Ltd. (Road & Rail)	175	3,553
Masimo Corp.* (Health Care Equipment & Supplies)	125	10,599
Masonite International Corp.* (Building Products)	100	7,415
MasTec, Inc.* (Construction & Engineering)	200	9,790
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	275	8,560
Matinas BioPharma Holdings, Inc.* (Biotechnology)	450	522
Matrix Service Co.* (Energy Equipment & Services)	150	2,670
Matson, Inc. (Marine)	150	4,476
Matthews International Corp.—Class A (Commercial Services & Supplies)	100	5,280
MAXIMUS, Inc. (IT Services)	175	12,526
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	200	5,284
Maxwell Technologies, Inc.* (Electronic Equipment, Instruments & Components)	225	1,296
MB Financial, Inc. (Banks)	225	10,016
MBIA, Inc.* (Insurance)	425	3,111
McDermott International, Inc.* (Energy Equipment & Services)	875	5,757
McGrath RentCorp (Commercial Services & Supplies)	75	3,524
MDC Partners, Inc.*—Class A (Media)	250	2,438
Medequities Realty Trust, Inc. (Equity Real Estate Investment Trusts)	150	1,683
MediciNova, Inc.* (Biotechnology)	225	1,456
Medidata Solutions, Inc.* (Health Care Technology)	150	9,505
Melinta Therapeutics, Inc.* (Pharmaceuticals)	75	1,185
Mercury Systems, Inc.* (Aerospace & Defense)	150	7,703
Meredith Corp. (Media)	125	8,256
Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	175	3,605

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 243

Common Stocks, continued

	Shares	Value
Meridian Bioscience, Inc. (Health Care Equipment & Supplies)	150	$2,100
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	150	6,480
Meritage Homes Corp.* (Household Durables)	125	6,400
Meritor, Inc.* (Machinery)	275	6,452
Merrimack Pharmaceuticals, Inc. (Biotechnology)	100	1,025
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	125	5,013
MGE Energy, Inc. (Electric Utilities)	100	6,310
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	1,075	15,167
MicroVision, Inc.* (Electronic Equipment, Instruments & Components)	600	978
Milacron Holdings Corp.* (Machinery)	150	2,871
MiMedx Group, Inc.* (Biotechnology)	325	4,098
Mindbody, Inc.* (Internet Software & Services)	125	3,806
Minerals Technologies, Inc. (Chemicals)	100	6,885
Minerva Neurosciences, Inc.* (Biotechnology)	150	908
Mitek System, Inc.* (Software)	175	1,566
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	150	14,174
Mobile Mini, Inc. (Commercial Services & Supplies)	150	5,175
MobileIron, Inc.* (Software)	275	1,073
Model N, Inc.* (Software)	125	1,969
Modine Manufacturing Co.* (Auto Components)	175	3,535
Moelis & Co. (Capital Markets)	75	3,638
Molina Healthcare, Inc.* (Health Care Providers & Services)	125	9,584
Momenta Pharmaceuticals, Inc.* (Biotechnology)	250	3,488
MoneyGram International, Inc.* (IT Services)	125	1,648
Monmouth Real Estate Investment Corp.— Class A (Equity Real Estate Investment Trusts)	225	4,005
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	125	14,044
Monotype Imaging Holdings, Inc. (Software)	150	3,615
Monro Muffler Brake, Inc. (Specialty Retail)	100	5,695
Moog, Inc.*—Class A (Aerospace & Defense)	100	8,685
MRC Global, Inc.* (Trading Companies & Distributors)	275	4,653
MSA Safety, Inc. (Commercial Services & Supplies)	100	7,752
MSG Networks, Inc.*—Class A (Media)	200	4,050
MTGE Investment Corp. (Mortgage Real Estate Investment Trusts)	175	3,238
Mueller Industries, Inc. (Machinery)	175	6,200
Mueller Water Products, Inc.—Class A (Machinery)	475	5,952
Myriad Genetics, Inc.* (Biotechnology)	200	6,868
Nanometrics, Inc.* (Semiconductors & Semiconductor Equipment)	100	2,492
Nantkwest, Inc.* (Biotechnology)	225	1,010
Natera, Inc.* (Biotechnology)	150	1,349
National Bank Holdings Corp. (Banks)	100	3,243
National CineMedia, Inc. (Media)	275	1,887
National General Holdings Corp. (Insurance)	175	3,437
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	125	9,422
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	150	4,089
Nationstar Mortgage Holdings, Inc.* (Thrifts & Mortgage Finance)	125	2,313
Natus Medical, Inc.* (Health Care Equipment & Supplies)	100	3,820
Nautilus, Inc.* (Leisure Products)	125	1,669
Navigant Consulting, Inc.* (Professional Services)	175	3,397
Navios Maritime Acquisition Corp. (Oil, Gas & Consumable Fuels)	725	805
Navios Maritime Holdings, Inc.* (Marine)	850	1,020
Navistar International Corp.* (Machinery)	150	6,432
NBT Bancorp, Inc. (Banks)	125	4,600
NCI Building Systems, Inc.* (Building Products)	150	2,895
Nektar Therapeutics* (Pharmaceuticals)	450	26,873
Neogen Corp.* (Health Care Equipment & Supplies)	100	8,221
NeoGenomics, Inc.* (Life Sciences Tools & Services)	250	2,215
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	175	1,152
NETGEAR, Inc.* (Communications Equipment)	100	5,875
NetScout Systems, Inc.* (Communications Equipment)	250	7,612
Nevro Corp.* (Health Care Equipment & Supplies)	75	5,178
New Jersey Resources Corp. (Gas Utilities)	250	10,050
New Media Investment Group, Inc. (Media)	200	3,356
New Relic, Inc.* (Internet Software & Services)	100	5,777
New Senior Investment Group, Inc. (Equity Real Estate Investment Trusts)	300	2,268
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	425	2,622
Newpark Resources, Inc.* (Energy Equipment & Services)	325	2,795
Nexeo Solutions, Inc.* (Trading Companies & Distributors)	150	1,365
Nexstar Broadcasting Group, Inc.—Class A (Media)	125	9,774
NIC, Inc. (Internet Software & Services)	200	3,320
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	225	3,825
NN, Inc. (Machinery)	100	2,760
Noble Corp. PLC* (Energy Equipment & Services)	850	3,842
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	400	984
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	150	2,562
NorthStar Realty Europe Corp. (Equity Real Estate Investment Trusts)	200	2,686
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	300	5,019
Northwest Natural Gas Co. (Gas Utilities)	100	5,965
NorthWestern Corp. (Multi-Utilities)	150	8,955
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	100	5,000
Novavax, Inc.* (Biotechnology)	1,475	1,829
Novocure, Ltd.* (Health Care Equipment & Supplies)	200	4,040
NOW, Inc.* (Trading Companies & Distributors)	325	3,585
NRG Yield, Inc.—Class A (Independent Power & Renewable Electricity Producers)	125	2,356
NRG Yield, Inc.—Class C (Independent Power & Renewable Electricity Producers)	225	4,253
Nutanix, Inc.* (Internet Software & Services)	125	4,410

See accompanying notes to financial statements.

244 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Nutrisystem, Inc. (Internet & Direct Marketing Retail)	100	$5,260
NuVasive, Inc.* (Health Care Equipment & Supplies)	150	8,774
NxStage Medical, Inc.* (Health Care Equipment & Supplies)	200	4,846
Nymox Pharmaceutical Corp.* (Biotechnology)	275	908
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	700	5,887
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	100	2,625
Oclaro, Inc.* (Communications Equipment)	525	3,539
Ocwen Financial Corp.* (Thrifts & Mortgage Finance)	550	1,722
Office Depot, Inc. (Specialty Retail)	1,500	5,310
OFG Bancorp (Banks)	200	1,880
Oil States International, Inc.* (Energy Equipment & Services)	175	4,953
Old National Bancorp (Banks)	400	6,980
Old Second Bancorp, Inc. (Banks)	150	2,048
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	150	7,987
OM Asset Management PLC (Capital Markets)	200	3,350
Omeros Corp.* (Pharmaceuticals)	150	2,915
Omnicell, Inc.* (Health Care Technology)	125	6,063
OMNOVA Solutions, Inc.* (Chemicals)	200	2,000
On Assignment, Inc.* (Professional Services)	150	9,640
On Deck Capital, Inc.* (Diversified Financial Services)	300	1,722
ONE Gas, Inc. (Gas Utilities)	150	10,989
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	200	3,772
ORBCOMM, Inc.* (Diversified Telecommunication Services)	250	2,545
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	175	1,624
Organovo Holdings, Inc.* (Biotechnology)	550	737
Orion Marine Group, Inc.* (Construction & Engineering)	175	1,370
Oritani Financial Corp. (Thrifts & Mortgage Finance)	150	2,460
Ormat Technologies, Inc. (Independent Power & Renewable Electricity Producers)	125	7,995
Otonomy, Inc.* (Biotechnology)	125	694
Otter Tail Corp. (Electric Utilities)	125	5,556
Overseas Shipholding Group, Inc.*—Class A (Oil, Gas & Consumable Fuels)	400	1,096
Owens & Minor, Inc. (Health Care Providers & Services)	175	3,304
P.H. Glatfelter Co. (Paper & Forest Products)	150	3,216
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	450	1,188
Pacific Ethanol, Inc.* (Oil, Gas & Consumable Fuels)	225	1,024
Pacific Premier Bancorp, Inc.* (Banks)	125	5,000
Pacira Pharmaceuticals, Inc.* (Pharmaceuticals)	125	5,706
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	75	4,208
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	125	2,410
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	100	1,790
Parker Drilling Co.* (Energy Equipment & Services)	900	900
Party City Holdco, Inc.* (Specialty Retail)	125	1,744
Pattern Energy Group, Inc. (Independent Power & Renewable Electricity Producers)	225	4,835
Paycom Software, Inc.* (Software)	150	12,049
Paylocity Holding Corp.* (Software)	75	3,537
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	200	10,307
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	125	1,963
PDL BioPharma, Inc.* (Biotechnology)	750	2,055
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	150	5,906
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	200	7,434
Pegasystems, Inc. (Software)	100	4,715
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	250	7,833
Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts)	250	2,973
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	225	3,616
Penumbra, Inc.* (Health Care Equipment & Supplies)	100	9,410
Perficient, Inc.* (IT Services)	125	2,384
Performance Food Group Co.* (Food & Staples Retailing)	225	7,447
PGT, Inc.* (Building Products)	200	3,370
PHH Corp.* (Thrifts & Mortgage Finance)	200	2,060
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	250	2,131
Physicians Realty Trust (Equity Real Estate Investment Trusts)	450	8,096
Pier 1 Imports, Inc. (Specialty Retail)	350	1,449
Pieris Pharmaceuticals, Inc.* (Biotechnology)	275	2,076
Pinnacle Entertainment, Inc.* (Hotels, Restaurants & Leisure)	175	5,728
Pioneer Energy Services Corp.* (Energy Equipment & Services)	550	1,678
Pixelworks, Inc.* (Semiconductors & Semiconductor Equipment)	225	1,424
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	250	8,658
Plantronics, Inc. (Communications Equipment)	100	5,038
Plexus Corp.* (Electronic Equipment, Instruments & Components)	100	6,072
Plug Power, Inc.* (Electrical Equipment)	950	2,242
PNM Resources, Inc. (Electric Utilities)	225	9,101
PolyOne Corp. (Chemicals)	250	10,874
Portland General Electric Co. (Electric Utilities)	250	11,395
Portola Pharmaceuticals, Inc.* (Biotechnology)	150	7,301
Potlatch Corp. (Equity Real Estate Investment Trusts)	125	6,238
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	100	7,355
PRA Group, Inc.* (Consumer Finance)	150	4,980
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	125	11,384
Preferred Apartment Communities, Inc.— Class A (Equity Real Estate Investment Trusts)	125	2,531
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	150	6,662
Primerica, Inc. (Insurance)	125	12,693
Primo Water Corp.* (Beverages)	125	1,571
Primoris Services Corp. (Construction & Engineering)	125	3,399

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 245

Common Stocks, continued

	Shares	Value
Progenics Pharmaceuticals, Inc.* (Biotechnology)	300	$1,785
Progress Software Corp. (Software)	150	6,386
Proofpoint, Inc.* (Software)	125	11,100
ProPetro Holding Corp.* (Energy Equipment & Services)	125	2,520
PROS Holdings, Inc.* (Software)	100	2,645
Prothena Corp. PLC* (Biotechnology)	125	4,686
Proto Labs, Inc.* (Machinery)	75	7,725
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	200	5,394
PTC Therapeutics, Inc.* (Biotechnology)	125	2,085
Puma Biotechnology, Inc.* (Biotechnology)	75	7,413
Pure Storage, Inc.*—Class A (Technology Hardware, Storage & Peripherals)	300	4,757
Q2 Holdings, Inc.* (Internet Software & Services)	100	3,685
QTS Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	150	8,124
Quad/Graphics, Inc. (Commercial Services & Supplies)	125	2,825
Quality Care Properties* (Equity Real Estate Investment Trusts)	300	4,143
Quality Systems, Inc.* (Health Care Technology)	175	2,377
Qualys, Inc.* (Software)	100	5,935
Quanex Building Products Corp. (Building Products)	125	2,925
Quantum Corp.* (Technology Hardware, Storage & Peripherals)	175	985
Quidel Corp.* (Health Care Equipment & Supplies)	100	4,335
QuinStreet, Inc.* (Internet Software & Services)	300	2,514
Quotient Technology, Inc.* (Internet Software & Services)	275	3,231
Quotient, Ltd.* (Health Care Equipment & Supplies)	175	866
R. R. Donnelley & Sons Co. (Commercial Services & Supplies)	250	2,325
R1 RCM, Inc.* (Health Care Providers & Services)	450	1,985
Radian Group, Inc. (Thrifts & Mortgage Finance)	625	12,880
Radiant Logistics, Inc.* (Air Freight & Logistics)	250	1,150
RadiSys Corp.* (Electronic Equipment, Instruments & Components)	300	302
Radius Health, Inc.* (Biotechnology)	125	3,971
RadNet, Inc.* (Health Care Providers & Services)	200	2,020
RAIT Financial Trust (Equity Real Estate Investment Trusts)	575	216
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	350	4,977
Ramco-Gershenson Properties Trust (Equity Real Estate Investment Trusts)	275	4,051
Raven Industries, Inc. (Industrial Conglomerates)	125	4,294
Rayonier Advanced Materials, Inc. (Chemicals)	150	3,068
RealNetworks, Inc.* (Internet Software & Services)	225	770
RealPage, Inc.* (Software)	175	7,753
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	225	7,592
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	250	3,705
Regenxbio, Inc.* (Biotechnology)	125	4,156
Regis Corp.* (Diversified Consumer Services)	175	2,688
Renasant Corp. (Banks)	125	5,111
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	175	2,065
Rent-A-Center, Inc. (Specialty Retail)	175	1,943
Repligen Corp.* (Biotechnology)	100	3,628
Republic First Bancorp, Inc.* (Banks)	200	1,690
Resource Capital Corp. (Mortgage Real Estate Investment Trusts)	150	1,406
Resources Connection, Inc. (Professional Services)	125	1,931
Restoration Hardware, Inc.* (Specialty Retail)	100	8,620
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	325	6,484
Retrophin, Inc.* (Biotechnology)	150	3,161
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	200	5,832
Rexnord Corp.* (Machinery)	300	7,806
Ribbon Communications, Inc.* (Communications Equipment)	225	1,739
Rigel Pharmaceuticals, Inc.* (Biotechnology)	625	2,425
Ring Energy, Inc.* (Oil, Gas & Consumable Fuels)	175	2,433
RingCentral, Inc.*—Class A (Software)	200	9,679
RLI Corp. (Insurance)	125	7,583
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	375	8,238
Roadrunner Transportation Systems, Inc.* (Road & Rail)	200	1,542
Rockwell Medical, Inc.* (Health Care Equipment & Supplies)	225	1,310
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	375	5,872
RPX Corp. (Professional Services)	175	2,352
RTI Surgical, Inc.* (Health Care Equipment & Supplies)	300	1,230
Rudolph Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	125	2,988
Rush Enterprises, Inc.*—Class A (Trading Companies & Distributors)	100	5,081
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	125	2,706
Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts)	125	8,627
S&T Bancorp, Inc. (Banks)	125	4,976
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	200	3,754
Safe Bulkers, Inc.* (Marine)	450	1,454
Sage Therapeutics, Inc.* (Biotechnology)	100	16,470
Saia, Inc.* (Road & Rail)	75	5,306
Sanchez Energy Corp.* (Oil, Gas & Consumable Fuels)	300	1,593
SandRidge Energy, Inc.* (Oil, Gas & Consumable Fuels)	125	2,634
Sandy Spring Bancorp, Inc. (Banks)	75	2,927
Sangamo BioSciences, Inc.* (Biotechnology)	300	4,920
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	225	7,425
Sarepta Therapeutics, Inc.* (Biotechnology)	175	9,736
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	75	2,685
Schneider National, Inc.—Class B (Road & Rail)	125	3,570
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	100	3,350
Scholastic Corp. (Media)	100	4,011

See accompanying notes to financial statements.

246 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	100	$4,536
Science Applications International Corp. (IT Services)	125	9,571
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	175	8,977
Scorpio Bulkers, Inc. (Marine)	275	2,035
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	650	1,983
Seacoast Banking Corp. of Florida* (Banks)	150	3,782
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	225	3,053
Select Income REIT (Equity Real Estate Investment Trusts)	200	5,026
Select Medical Holdings Corp.* (Health Care Providers & Services)	350	6,178
Selective Insurance Group, Inc. (Insurance)	175	10,272
SemGroup Corp.—Class A (Oil, Gas & Consumable Fuels)	200	6,039
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	200	6,840
Sensient Technologies Corp. (Chemicals)	125	9,143
Sequential Brands Group, Inc.* (Textiles, Apparel & Luxury Goods)	300	534
Seritage Growth Properties—Class A (Equity Real Estate Investment Trusts)	75	3,035
ServiceSource International, Inc.* (IT Services)	400	1,236
ServisFirst Bancshares, Inc. (Banks)	150	6,225
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	150	5,070
Ship Finance International, Ltd. (Oil, Gas & Consumable Fuels)	225	3,488
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	100	4,975
Sigma Designs, Inc.* (Semiconductors & Semiconductor Equipment)	225	1,564
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	125	11,037
Silver Spring Networks, Inc.* (Software)	175	2,842
Simmons First National Corp.—Class A (Banks)	100	5,710
Simpson Manufacturing Co., Inc. (Building Products)	125	7,176
Sinclair Broadcast Group, Inc.—Class A (Media)	225	8,515
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	100	7,670
SkyWest, Inc. (Airlines)	150	7,965
Sleep Number Corp.* (Specialty Retail)	125	4,699
Snyder’s-Lance, Inc. (Food Products)	250	12,519
Sonic Automotive, Inc.—Class A (Specialty Retail)	100	1,845
Sonic Corp. (Hotels, Restaurants & Leisure)	125	3,435
Sotheby’s*—Class A (Diversified Consumer Services)	125	6,450
South Jersey Industries, Inc. (Gas Utilities)	225	7,027
South State Corp. (Banks)	75	6,536
Southside Bancshares, Inc. (Banks)	100	3,368
Southwest Gas Corp. (Gas Utilities)	125	10,060
Spartan Motors, Inc. (Auto Components)	175	2,756
SpartanNash Co. (Food & Staples Retailing)	125	3,335
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	325	6,158
Spire, Inc. (Gas Utilities)	150	11,273
Sportsman’s Warehouse Holdings, Inc.* (Specialty Retail)	225	1,487
SPX Corp.* (Machinery)	150	4,709
SPX FLOW, Inc.* (Machinery)	125	5,944
SRC Energy, Inc.* (Oil, Gas & Consumable Fuels)	650	5,545
STAAR Surgical Co.* (Health Care Equipment & Supplies)	200	3,100
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	275	7,516
State Bank Financial Corp. (Banks)	125	3,730
Steelcase, Inc.—Class A (Commercial Services & Supplies)	275	4,180
Sterling Bancorp (Banks)	375	9,225
Sterling Construction Co., Inc.* (Construction & Engineering)	150	2,442
Steven Madden, Ltd.* (Textiles, Apparel & Luxury Goods)	175	8,173
Stifel Financial Corp. (Capital Markets)	200	11,912
Stoneridge, Inc.* (Auto Components)	125	2,858
Stratasys, Ltd.* (Technology Hardware, Storage & Peripherals)	175	3,493
Sucampo Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	150	2,693
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	325	4,950
Summit Materials, Inc.*—Class A (Construction Materials)	325	10,218
Sun Hydraulics Corp. (Machinery)	75	4,852
SunCoke Energy, Inc.* (Metals & Mining)	250	2,998
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	250	2,108
Sunrun, Inc.* (Electrical Equipment)	375	2,213
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	650	10,744
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	125	2,616
Superior Energy Services, Inc.* (Energy Equipment & Services)	475	4,574
Superior Industries International, Inc. (Auto Components)	100	1,485
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	150	5,978
SUPERVALU, Inc.* (Food & Staples Retailing)	125	2,700
Sykes Enterprises, Inc.* (IT Services)	125	3,931
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	100	3,994
Synchronoss Technologies, Inc.* (Software)	175	1,565
Synergy Pharmaceuticals, Inc.* (Biotechnology)	800	1,784
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	75	10,195
Syntel, Inc.* (IT Services)	125	2,874
Tailored Brands, Inc. (Specialty Retail)	200	4,366
Taylor Morrison Home Corp.*—Class A (Household Durables)	200	4,894
Team, Inc.* (Commercial Services & Supplies)	100	1,490
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	100	9,796
Teekay Corp. (Oil, Gas & Consumable Fuels)	275	2,563
Teekay Tankers, Ltd.—Class A (Oil, Gas & Consumable Fuels)	725	1,015
Teladoc, Inc.* (Health Care Providers & Services)	175	6,099
Telenav, Inc.* (Software)	175	963
Teligent, Inc.* (Pharmaceuticals)	200	726
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	225	2,192
Tenet Healthcare Corp.* (Health Care Providers & Services)	250	3,790

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 247

Common Stocks, continued

	Shares	Value
Tenneco, Inc. (Auto Components)	150	$8,781
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	150	5,259
Tetra Tech, Inc. (Commercial Services & Supplies)	175	8,425
TETRA Technologies, Inc.* (Energy Equipment & Services)	550	2,349
Tetraphase Pharmaceuticals, Inc.* (Pharmaceuticals)	200	1,260
Texas Capital Bancshares, Inc.* (Banks)	150	13,334
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	200	10,535
Textainer Group Holdings, Ltd.* (Trading Companies & Distributors)	125	2,688
TG Therapeutics, Inc.* (Biotechnology)	200	1,640
The Andersons, Inc. (Food & Staples Retailing)	100	3,115
The Bancorp, Inc.* (Banks)	250	2,470
The Brink’s Co. (Commercial Services & Supplies)	125	9,837
The Buckle, Inc. (Specialty Retail)	125	2,969
The Cato Corp.—Class A (Specialty Retail)	100	1,592
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	125	6,023
The E.W. Scripps Co.*—Class A (Media)	200	3,126
The Ensign Group, Inc. (Health Care Providers & Services)	175	3,885
The Finish Line, Inc.—Class A (Specialty Retail)	150	2,180
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	350	8,259
The Greenbrier Cos., Inc. (Machinery)	100	5,330
The Hackett Group, Inc. (IT Services)	125	1,964
The KEYW Holding Corp.* (Aerospace & Defense)	200	1,174
The Manitowoc Co., Inc.* (Machinery)	125	4,918
The Medicines Co.* (Pharmaceuticals)	200	5,468
The Meet Group, Inc.* (Internet Software & Services)	350	987
The New York Times Co.—Class A (Media)	375	6,938
The Rubicon Project, Inc.* (Software)	250	468
The St Joe Co.* (Real Estate Management & Development)	175	3,159
TherapeuticsMD, Inc.* (Pharmaceuticals)	600	3,624
Theravance Biopharma, Inc.* (Pharmaceuticals)	125	3,486
Thermon Group Holdings, Inc.* (Electrical Equipment)	125	2,959
Third Point Reinsurance, Ltd.* (Insurance)	275	4,029
Tier REIT, Inc. (Equity Real Estate Investment Trusts)	175	3,568
Tile Shop Holdings, Inc. (Specialty Retail)	125	1,200
Time, Inc. (Media)	325	5,996
TimkenSteel Corp.* (Metals & Mining)	150	2,279
Tiptree Financial, Inc.—Class A (Diversified Financial Services)	175	1,041
Titan International, Inc. (Machinery)	200	2,576
Tivity Health, Inc.* (Health Care Providers & Services)	125	4,569
TiVo Corp. (Software)	350	5,460
TopBuild Corp.* (Household Durables)	125	9,467
TowneBank (Banks)	175	5,381
Travelport Worldwide, Ltd. (IT Services)	400	5,228
Tredegar Corp. (Chemicals)	125	2,400
Trevena, Inc.* (Biotechnology)	450	720
Trex Co., Inc.* (Building Products)	100	10,839
TRI Pointe Group, Inc.* (Household Durables)	475	8,511
TriMas Corp.* (Machinery)	150	4,013
TriNet Group, Inc.* (Professional Services)	125	5,543
Trinseo SA (Chemicals)	125	9,074
Triple-S Management Corp.* (Health Care Providers & Services)	100	2,485
Triton International, Ltd./Bermuda (Trading Companies & Distributors)	150	5,618
Triumph Group, Inc. (Aerospace & Defense)	150	4,080
Tronox, Ltd.—Class A (Chemicals)	225	4,615
TrueBlue, Inc.* (Professional Services)	150	4,125
TrueCar, Inc.* (Internet Software & Services)	200	2,240
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	350	3,220
Trustmark Corp. (Banks)	200	6,372
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	300	4,701
Tutor Perini Corp.* (Construction & Engineering)	125	3,169
Twilio, Inc.* (Internet Software & Services)	200	4,720
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	250	8,139
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	125	2,886
Ultra Petroleum Corp.* (Oil, Gas & Consumable Fuels)	600	5,436
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	125	5,798
UMB Financial Corp. (Banks)	125	8,990
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	125	1,863
Umpqua Holdings Corp. (Banks)	625	12,999
Union Bankshares Corp. (Banks)	125	4,521
Unisys Corp.* (IT Services)	200	1,630
Unit Corp.* (Energy Equipment & Services)	175	3,850
United Bankshares, Inc. (Banks)	300	10,424
United Community Banks, Inc. (Banks)	225	6,332
United Community Financial Corp. (Thrifts & Mortgage Finance)	225	2,054
United Financial Bancorp, Inc. (Thrifts & Mortgage Finance)	175	3,087
United Natural Foods, Inc.* (Food & Staples Retailing)	150	7,391
Universal Corp. (Tobacco)	75	3,938
Universal Insurance Holdings, Inc. (Insurance)	125	3,419
Univest Corp. of Pennsylvania (Banks)	100	2,805
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	900	1,593
Urban Edge Properties (Equity Real Estate Investment Trusts)	300	7,647
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	125	2,718
USA Technologies, Inc.* (Technology Hardware, Storage & Peripherals)	250	2,438
Valhi, Inc. (Chemicals)	300	1,851
Valley National Bancorp (Banks)	750	8,415
Vanda Pharmaceuticals, Inc.* (Biotechnology)	175	2,660
Varex Imaging Corp.* (Health Care Equipment & Supplies)	125	5,021
VASCO Data Security International, Inc.* (Software)	125	1,738
Vector Group, Ltd. (Tobacco)	275	6,154
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	150	2,228
Veracyte, Inc.* (Biotechnology)	150	980
VeriFone Systems, Inc.* (Electronic Equipment, Instruments & Components)	350	6,199
Verint Systems, Inc.* (Software)	175	7,324
Versartis, Inc.* (Biotechnology)	125	275

See accompanying notes to financial statements.

248 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Verso Corp.*—Class A (Paper & Forest Products)	275	$4,832
ViaSat, Inc.* (Communications Equipment)	150	11,227
Viavi Solutions, Inc.* (Communications Equipment)	675	5,900
ViewRay, Inc.* (Health Care Equipment & Supplies)	200	1,852
VirnetX Holding Corp.* (Software)	275	1,018
Virtu Financial, Inc.—Class A (Capital Markets)	100	1,830
Virtusa Corp.* (IT Services)	100	4,408
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	400	8,300
Vista Outdoor, Inc.* (Leisure Products)	175	2,550
Vivint Solar, Inc.* (Independent Power & Renewable Electricity Producers)	300	1,215
Vocera Communications, Inc.* (Health Care Technology)	100	3,022
Vonage Holdings Corp.* (Diversified Telecommunication Services)	650	6,610
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	600	1,986
Wabash National Corp. (Machinery)	200	4,340
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	250	5,585
WageWorks, Inc.* (Professional Services)	100	6,200
Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	100	4,750
Washington Federal, Inc. (Thrifts & Mortgage Finance)	250	8,563
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	600	4,272
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	225	7,002
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	100	1,705
Watts Water Technologies, Inc.—Class A (Machinery)	75	5,696
Web.com Group, Inc.* (Internet Software & Services)	125	2,725
Weight Watchers International, Inc.* (Diversified Consumer Services)	100	4,428
Werner Enterprises, Inc. (Road & Rail)	150	5,798
WesBanco, Inc. (Banks)	125	5,081
Wesco Aircraft Holdings, Inc.* (Aerospace & Defense)	225	1,665
Westamerica Bancorp (Banks)	75	4,466
Western Asset Mortgage Capital Corp. (Mortgage Real Estate Investment Trusts)	175	1,741
Western New England BanCorp, Inc. (Thrifts & Mortgage Finance)	150	1,635
WGL Holdings, Inc. (Gas Utilities)	150	12,875
Whitestone REIT (Equity Real Estate Investment Trusts)	150	2,162
Willbros Group, Inc.* (Energy Equipment & Services)	425	604
William Lyon Homes*—Class A (Household Durables)	100	2,908
Windstream Holdings, Inc. (Diversified Telecommunication Services)	675	1,249
Wingstop, Inc. (Hotels, Restaurants & Leisure)	100	3,898
Winnebago Industries, Inc. (Automobiles)	100	5,560
Wintrust Financial Corp. (Banks)	150	12,355
WisdomTree Investments, Inc. (Capital Markets)	400	5,020
WMIH Corp.* (Insurance)	1,175	998
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	275	8,766
Woodward, Inc. (Machinery)	150	11,480
Workiva, Inc.* (Software)	100	2,140
World Wrestling Entertainment, Inc.—Class A (Media)	150	4,587
Worthington Industries, Inc. (Metals & Mining)	150	6,609
Wright Medical Group N.V.* (Health Care Equipment & Supplies)	300	6,660
WSFS Financial Corp. (Thrifts & Mortgage Finance)	100	4,785
Xcerra Corp.* (Semiconductors & Semiconductor Equipment)	225	2,203
Xencor, Inc.* (Biotechnology)	150	3,288
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	325	7,017
XO Group, Inc.* (Internet Software & Services)	100	1,846
Xperi Corp. (Semiconductors & Semiconductor Equipment)	150	3,660
Yelp, Inc.* (Internet Software & Services)	225	9,440
YRC Worldwide, Inc.* (Road & Rail)	150	2,157
ZAGG, Inc.* (Household Durables)	150	2,768
Zendesk, Inc.* (Software)	300	10,151
ZIOPHARM Oncology, Inc.* (Biotechnology)	500	2,070
ZixCorp.* (Software)	275	1,205
Zogenix, Inc.* (Pharmaceuticals)	125	5,006
TOTAL COMMON STOCKS (Cost $3,791,456)		5,446,401

Contingent Rights (NM)
Chelsea Therapeutics International, Ltd.*^+(a) (Biotechnology)	493	—
Dyax Corp.*^+(b) (Biotechnology)	450	500
TOTAL CONTINGENT RIGHTS (Cost $—)		500

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance^+ (Metals & Mining)	250	$—
TOTAL TRUST (Cost $—)		—

Repurchase Agreements(c)(d) (61.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $8,746,230	$8,745,000	$8,745,000
TOTAL REPURCHASE AGREEMENTS (Cost $8,745,000)		8,745,000
TOTAL INVESTMENT SECURITIES (Cost $12,536,456)—100.0%		14,191,901
Net other assets (liabilities)—(NM)		(404)
NET ASSETS—100.0%		$14,191,497

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 249

*                           Non-income producing security.

^                            The Advisor has deemed these securities to be illiquid. As of December 31, 2017, these securities represented less than 0.005% of the net assets of the Fund.

+                           These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represented less than 0.005% of the net assets of the Fund.

(a)                   No explicit expiration date, expiration is subject to contingencies. Rights entitle the Fund to cash based on certain commercial sales milestones.

(b)                   Expiration is on or before December 31, 2019; expiration is subject to contingencies. Rights entitle the Fund to cash if the company receives U.S. Food and Drug Administration approval on a specific medication that is being developed.

(c)                    A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $1,015,000.

(d)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR              American Depositary Receipt

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	18	3/19/18	$1,360,149	$1,382,850	$22,701

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Russell 2000 Index	Goldman Sachs International	1/29/18	1.63%	$2,290,686	$2,278,179	$(11,236)
Russell 2000 Index	UBS AG	1/29/18	1.48%	5,109,418	5,081,495	(25,078)
				$7,400,104	$7,359,674	$(36,314)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

250 :: ProFund VP Small-Cap :: Financial Statements

ProFund VP Small-Cap invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$77,033	0.5%
Air Freight & Logistics	23,632	0.2%
Airlines	13,943	0.1%
Auto Components	68,802	0.5%
Automobiles	5,560	NM
Banks	488,277	3.4%
Beverages	2,395	NM
Biotechnology	353,490	2.6%
Building Products	63,845	0.4%
Capital Markets	65,891	0.5%
Chemicals	120,477	0.9%
Commercial Services & Supplies	135,430	1.0%
Communications Equipment	92,363	0.7%
Construction & Engineering	79,446	0.6%
Construction Materials	10,218	0.1%
Consumer Finance	36,346	0.3%
Containers & Packaging	4,544	NM
Distributors	4,737	NM
Diversified Consumer Services	46,668	0.3%
Diversified Financial Services	6,595	NM
Diversified Telecommunication Services	33,592	0.2%
Electric Utilities	64,139	0.5%
Electrical Equipment	38,645	0.3%
Electronic Equipment, Instruments & Components	146,245	1.0%
Energy Equipment & Services	95,776	0.7%
Equity Real Estate Investment Trusts	365,302	2.5%
Food & Staples Retailing	23,988	0.2%
Food Products	50,754	0.3%
Gas Utilities	68,239	0.4%
Health Care Equipment & Supplies	201,441	1.4%
Health Care Providers & Services	101,164	0.7%
Health Care Technology	45,486	0.3%
Hotels, Restaurants & Leisure	154,695	1.2%
Household Durables	78,862	0.6%
Household Products	10,646	0.1%
Independent Power & Renewable Electricity Producers	26,804	0.2%
Industrial Conglomerates	4,294	NM
Insurance	109,523	0.8%
Internet & Direct Marketing Retail	27,730	0.2%
Internet Software & Services	160,326	1.1%
IT Services	117,196	0.8%
Leisure Products	10,645	0.1%
Life Sciences Tools & Services	34,748	0.2%
Machinery	188,631	1.3%
Marine	11,259	0.1%
Media	90,180	0.6%
Metals & Mining	73,309	0.5%
Mortgage Real Estate Investment Trusts	57,364	0.4%
Multiline Retail	18,875	0.1%
Multi-Utilities	28,270	0.2%
Oil, Gas & Consumable Fuels	146,561	1.0%
Paper & Forest Products	34,972	0.2%
Pharmaceuticals	133,866	0.9%
Professional Services	61,414	0.4%
Real Estate Management & Development	21,471	0.2%
Road & Rail	54,267	0.4%
Semiconductors & Semiconductor Equipment	200,309	1.5%
Software	219,221	1.6%
Specialty Retail	118,406	0.8%
Technology Hardware, Storage & Peripherals	31,419	0.2%
Textiles, Apparel & Luxury Goods	43,889	0.3%
Thrifts & Mortgage Finance	125,864	0.9%
Tobacco	10,092	0.1%
Trading Companies & Distributors	84,844	0.6%
Water Utilities	14,041	0.1%
Wireless Telecommunication Services	8,445	0.1%
Other**	8,744,596	61.6%
Total	$14,191,497	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM                   Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 251

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$12,536,456
Securities, at value	5,446,901
Repurchase agreements, at value	8,745,000
Total Investment Securities, at value	14,191,901
Cash	3,003
Segregated cash balances for futures contracts with brokers	58,410
Segregated cash balances with custodian	938
Dividends and interest receivable	9,370
Receivable for capital shares issued	17,604
Receivable for investments sold	4,034
Prepaid expenses	89
TOTAL ASSETS	14,285,349
LIABILITIES:
Unrealized loss on swap agreements	36,314
Variation margin on futures contracts	11,790
Advisory fees payable	8,264
Management services fees payable	1,102
Administration fees payable	396
Administrative services fees payable	7,693
Distribution fees payable	8,547
Transfer agency fees payable	610
Fund accounting fees payable	470
Compliance services fees payable	54
Other accrued expenses	18,612
TOTAL LIABILITIES	93,852
NET ASSETS	$14,191,497
NET ASSETS CONSIST OF:
Capital	$11,627,619
Accumulated net investment income (loss)	(1,521)
Accumulated net realized gains (losses) on investments	923,567
Net unrealized appreciation (depreciation) on investments	1,641,832
NET ASSETS	$14,191,497
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	405,129
Net Asset Value (offering and redemption price per share)	$35.03

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$59,716
Interest	73,376
TOTAL INVESTMENT INCOME	133,092
EXPENSES:
Advisory fees	114,827
Management services fees	15,310
Administration fees	5,726
Transfer agency fees	8,249
Administrative services fees	34,790
Distribution fees	38,276
Custody fees	2,303
Fund accounting fees	14,802
Trustee fees	418
Compliance services fees	91
Other fees	28,494
Total Gross Expenses before reductions	263,286
Expenses reduced and reimbursed by the Advisor	(6,075)
TOTAL NET EXPENSES	257,211
NET INVESTMENT INCOME (LOSS)	(124,119)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	336,676
Net realized gains (losses) on futures contracts	21,404
Net realized gains (losses) on swap agreements	696,551
Change in net unrealized appreciation/depreciation on investment securities	336,048
Change in net unrealized appreciation/depreciation on futures contracts	25,323
Change in net unrealized appreciation/depreciation on swap agreements	176,830
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,592,832
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,468,713

See accompanying notes to financial statements.

252 :: ProFund VP Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(124,119)	$(123,828)
Net realized gains (losses) on investments	1,054,631	2,105,350
Change in net unrealized appreciation/depreciation on investments	538,201	548,248
Change in net assets resulting from operations	1,468,713	2,529,770
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(1,491,113)	—
Change in net assets resulting from distributions	(1,491,113)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,723,905	22,478,658
Distributions reinvested	1,491,113	—
Value of shares redeemed	(21,226,311)	(16,449,499)
Change in net assets resulting from capital transactions	(7,011,293)	6,029,159
Change in net assets	(7,033,693)	8,558,929
NET ASSETS:
Beginning of period	21,225,190	12,666,261
End of period	$14,191,497	$21,225,190
Accumulated net investment income (loss)	$(1,521)	$(1,314)
SHARE TRANSACTIONS:
Issued	355,642	738,927
Reinvested	43,108	—
Redeemed	(594,479)	(566,273)
Change in shares	(195,729)	172,654

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap :: 253

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net Asset Value, Beginning of Period	$35.32	$29.58	$32.16	$39.81	$29.76

Investment Activities:
Net investment income (loss)(a)	(0.29)	(0.29)	(0.39)	(0.39)	(0.41)
Net realized and unrealized gains (losses) on investments	4.63	6.03	(1.50)	0.95	11.29
Total income (loss) from investment activities	4.34	5.74	(1.89)	0.56	10.88

Distributions to Shareholders From:
Net realized gains on investments	(4.63)	—	(0.69)	(8.21)	(0.83)

Net Asset Value, End of Period	$35.03	$35.32	$29.58	$32.16	$39.81

Total Return	12.43%	19.44%	(6.02)%	2.48%	37.18%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.76%	1.79%	1.80%	1.81%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.81)%	(0.94)%	(1.22)%	(1.12)%	(1.17)%

Supplemental Data:
Net assets, end of period (000’s)	$14,191	$21,225	$12,666	$14,932	$24,482
Portfolio turnover rate(b)	12%	14%	57%	16%	31%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

254 :: ProFund VP Small-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Small-Cap Growth seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600 Growth Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 12.97%. For the same period, the Index had a total return of 14.79%(1) and a volatility of 12.58%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index(2).

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the growth end of the growth-value spectrum. The S&P SmallCap 600 is a float adjusted, market capitalization-weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Growth	12.97%	14.54%	8.92%
S&P SmallCap 600 Growth Index	14.79%	16.39%	10.82%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Growth	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Nektar Therapeutics	2.4%
Healthcare Services Group, Inc.	1.0%
Chemed Corp.	0.9%
Five Below, Inc.	0.9%
Cantel Medical Corp.	0.9%

S&P SmallCap 600 Growth Index — Composition

% of Index
Health Care	21%
Industrials	20%
Consumer Discretionary	15%
Information Technology	15%
Financials	14%
Real Estate	5%
Materials	4%
Consumer Staples	3%
Utilities	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)  The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Growth :: 255

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.8%)

	Shares	Value
8x8, Inc.* (Software)	3,263	$46,008
AAON, Inc. (Building Products)	1,506	55,270
Abaxis, Inc. (Health Care Equipment & Supplies)	753	37,289
Actuant Corp.—Class A (Machinery)	1,506	38,102
ADTRAN, Inc. (Communications Equipment)	1,506	29,141
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	2,510	169,375
AdvanSix, Inc.* (Chemicals)	1,004	42,238
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	4,769	148,793
Aerovironment, Inc.* (Aerospace & Defense)	1,255	70,481
Agilysys, Inc.* (Electronic Equipment, Instruments & Components)	502	6,165
Agree Realty Corp. (Equity Real Estate Investment Trusts)	1,004	51,646
Alamo Group, Inc. (Machinery)	502	56,661
Alarm.com Holdings, Inc.* (Internet Software & Services)	1,004	37,901
Albany International Corp.—Class A (Machinery)	1,757	107,968
Allegiant Travel Co. (Airlines)	502	77,685
ALLETE, Inc. (Electric Utilities)	1,757	130,651
Almost Family, Inc.* (Health Care Providers & Services)	502	27,786
Amedisys, Inc.* (Health Care Providers & Services)	1,757	92,611
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	1,255	47,991
American States Water Co. (Water Utilities)	1,506	87,212
American Vanguard Corp. (Chemicals)	1,255	24,661
American Woodmark Corp.* (Building Products)	1,004	130,771
Ameris Bancorp (Banks)	1,506	72,589
AMERISAFE, Inc. (Insurance)	502	30,923
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	3,012	148,341
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	1,255	24,146
Analogic Corp. (Health Care Equipment & Supplies)	251	21,021
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	502	32,354
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	502	27,063
Apogee Enterprises, Inc. (Building Products)	1,004	45,913
Applied Optoelectronics, Inc.* (Communications Equipment)	1,255	47,464
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	1,757	27,286
Avista Corp. (Multi-Utilities)	1,757	90,468
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	2,008	57,630
Axon Enterprise, Inc.* (Aerospace & Defense)	3,514	93,121
B of I Holding, Inc.* (Thrifts & Mortgage Finance)	3,514	105,069
B&G Foods, Inc.—Class A (Food Products)	2,761	97,049
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	1,255	59,989
Balchem Corp. (Chemicals)	1,255	101,153
Banc of California, Inc. (Banks)	1,506	31,099
Bank Mutual Corp. (Thrifts & Mortgage Finance)	1,255	13,366
Banner Corp. (Banks)	1,004	55,340
Barnes Group, Inc. (Machinery)	3,263	206,449
Barracuda Networks, Inc.* (Software)	2,761	75,928
BioTelemetry, Inc.* (Health Care Providers & Services)	2,008	60,039
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	753	27,409
Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)	753	59,351
Bottomline Technologies, Inc.* (Software)	2,259	78,342
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	5,271	184,750
Brady Corp.—Class A (Commercial Services & Supplies)	1,506	57,077
Brookline Bancorp, Inc. (Banks)	2,259	35,466
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	4,518	107,754
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,757	165,299
CalAmp Corp.* (Communications Equipment)	2,259	48,410
Calavo Growers, Inc. (Food Products)	1,004	84,738
Calgon Carbon Corp. (Chemicals)	1,757	37,424
California Water Service Group (Water Utilities)	2,008	91,063
Callaway Golf Co. (Leisure Products)	4,016	55,943
Cal-Maine Foods, Inc.* (Food Products)	753	33,471
Cambrex Corp.* (Life Sciences Tools & Services)	1,255	60,240
Cantel Medical Corp. (Health Care Equipment & Supplies)	2,259	232,382
Capella Education Co. (Diversified Consumer Services)	251	19,427
CARBO Ceramics, Inc.* (Energy Equipment & Services)	502	5,110
Career Education Corp.* (Diversified Consumer Services)	2,761	33,353
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	3,012	50,481
Cavco Industries, Inc.* (Household Durables)	502	76,605
Central Garden & Pet Co.* (Household Products)	753	29,307
Central Garden & Pet Co.*—Class A (Household Products)	2,259	85,187
Central Pacific Financial Corp. (Banks)	1,255	37,437
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	1,506	69,502
Chemed Corp. (Health Care Providers & Services)	1,004	243,993
Chesapeake Lodging Trust (Equity Real Estate Investment Trusts)	1,757	47,597
City Holding Co. (Banks)	502	33,870
Coca-Cola Bottling Co. (Beverages)	251	54,030
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	2,761	125,073
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	1,757	38,566
Columbia Banking System, Inc. (Banks)	2,259	98,131
Comfort Systems USA, Inc. (Construction & Engineering)	2,510	109,562
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	502	14,106
Computer Programs & Systems, Inc. (Health Care Technology)	251	7,543
CONMED Corp. (Health Care Equipment & Supplies)	753	38,380

See accompanying notes to financial statements.

256 :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,004	$39,668
Control4 Corp.* (Electronic Equipment, Instruments & Components)	1,255	37,349
Corcept Therapeutics, Inc.* (Pharmaceuticals)	6,024	108,793
CorVel Corp.* (Health Care Providers & Services)	502	26,556
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	3,012	38,072
CryoLife, Inc.* (Health Care Equipment & Supplies)	1,004	19,227
CSG Systems International, Inc. (IT Services)	1,004	43,995
CTS Corp. (Electronic Equipment, Instruments & Components)	1,255	32,316
Cubic Corp. (Aerospace & Defense)	753	44,389
Customers Bancorp, Inc.* (Banks)	1,004	26,094
Cutera, Inc.* (Health Care Equipment & Supplies)	1,004	45,531
CVB Financial Corp. (Banks)	3,514	82,790
Cytokinetics, Inc.* (Biotechnology)	1,255	10,228
Darling Ingredients, Inc.* (Food Products)	5,522	100,113
Dave & Buster’s Entertainment, Inc.* (Hotels, Restaurants & Leisure)	2,761	152,324
Deltic Timber Corp. (Paper & Forest Products)	502	45,958
Depomed, Inc.* (Pharmaceuticals)	1,757	14,144
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	753	15,775
DineEquity, Inc. (Hotels, Restaurants & Leisure)	502	25,466
Dorman Products, Inc.* (Auto Components)	1,004	61,385
Eagle Pharmaceuticals, Inc.* (Biotechnology)	502	26,817
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	2,761	58,920
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	2,259	199,650
Ebix, Inc. (Software)	1,506	119,351
eHealth, Inc.* (Insurance)	502	8,720
El Paso Electric Co. (Electric Utilities)	1,506	83,357
Electro Scientific Industries, Inc.* (Electronic Equipment, Instruments & Components)	2,259	48,410
Emergent BioSolutions, Inc.* (Biotechnology)	2,259	104,976
Employers Holdings, Inc. (Insurance)	1,004	44,578
Enanta Pharmaceuticals, Inc.* (Biotechnology)	1,004	58,915
Encore Capital Group, Inc.* (Consumer Finance)	1,004	42,268
EnPro Industries, Inc. (Machinery)	1,506	140,826
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	502	37,750
ESCO Technologies, Inc. (Machinery)	1,004	60,491
Evercore Partners, Inc.—Class A (Capital Markets)	2,510	225,899
ExlService Holdings, Inc.* (IT Services)	2,259	136,331
Exponent, Inc. (Professional Services)	1,757	124,923
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	753	35,391
Federal Signal Corp. (Machinery)	2,008	40,341
Financial Engines, Inc. (Capital Markets)	1,757	53,237
First Commonwealth Financial Corp. (Banks)	3,765	53,915
First Financial Bancorp (Banks)	1,757	46,297
First Financial Bankshares, Inc. (Banks)	2,510	113,076
FirstCash, Inc. (Consumer Finance)	3,012	203,160
Five Below, Inc.* (Specialty Retail)	3,514	233,047
Forrester Research, Inc. (IT Services)	502	22,188
Forward Air Corp. (Air Freight & Logistics)	2,008	115,340
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	4,016	103,211
Fox Factory Holding Corp.* (Auto Components)	2,510	97,514
Franklin Electric Co., Inc. (Machinery)	1,255	57,605
General Communication, Inc.*—Class A (Diversified Telecommunication Services)	1,004	39,176
Gentherm, Inc.* (Auto Components)	1,004	31,877
Getty Realty Corp. (Equity Real Estate Investment Trusts)	1,255	34,086
Glacier Bancorp, Inc. (Banks)	3,012	118,643
Green Dot Corp.*—Class A (Consumer Finance)	3,012	181,503
Griffon Corp. (Building Products)	1,004	20,431
H.B. Fuller Co. (Chemicals)	1,506	81,128
Haemonetics Corp.* (Health Care Equipment & Supplies)	2,259	131,203
Hanmi Financial Corp. (Banks)	1,255	38,089
Harsco Corp.* (Machinery)	5,271	98,304
Healthcare Services Group, Inc. (Commercial Services & Supplies)	4,769	251,422
HealthEquity, Inc.* (Health Care Providers & Services)	3,263	152,253
HealthStream, Inc.* (Health Care Technology)	753	17,439
Heartland Express, Inc. (Road & Rail)	1,255	29,292
Heska Corp.* (Pharmaceuticals)	502	40,265
HFF, Inc.—Class A (Real Estate Management & Development)	2,259	109,878
Hillenbrand, Inc. (Machinery)	2,008	89,758
HMS Holdings Corp.* (Health Care Technology)	2,259	38,290
ICU Medical, Inc.* (Health Care Equipment & Supplies)	1,004	216,864
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	3,514	164,982
Impax Laboratories, Inc.* (Pharmaceuticals)	2,761	45,971
Independent Bank Corp. (Banks)	1,004	70,129
Ingevity Corp.* (Chemicals)	2,761	194,567
Innospec, Inc. (Chemicals)	753	53,162
Innoviva, Inc.* (Pharmaceuticals)	4,769	67,672
Inogen, Inc.* (Health Care Equipment & Supplies)	1,004	119,556
Insperity, Inc. (Professional Services)	2,510	143,949
Installed Building Products, Inc.* (Household Durables)	1,255	95,317
Integer Holdings Corp.* (Health Care Equipment & Supplies)	1,757	79,592
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	2,510	120,129
Inter Parfums, Inc. (Personal Products)	1,004	43,624
Interface, Inc. (Commercial Services & Supplies)	4,016	101,002
iRobot Corp.* (Household Durables)	1,757	134,762
Itron, Inc.* (Electronic Equipment, Instruments & Components)	753	51,355
J & J Snack Foods Corp. (Food Products)	502	76,219
John Bean Technologies Corp. (Machinery)	2,008	222,485
KEMET Corp.* (Electronic Equipment, Instruments & Components)	3,263	49,141
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	2,510	8,032
Koppers Holdings, Inc.* (Chemicals)	1,255	63,880
Korn/Ferry International (Professional Services)	3,765	155,795
Kraton Performance Polymers, Inc.* (Chemicals)	2,008	96,725
Kulicke & Soffa Industries, Inc.* (Semiconductors & Semiconductor Equipment)	4,518	109,946
Lannett Co., Inc.* (Pharmaceuticals)	1,255	29,116
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	2,008	41,064
La-Z-Boy, Inc. (Household Durables)	1,506	46,987
LCI Industries (Auto Components)	1,506	195,779

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 257

Common Stocks, continued

	Shares	Value
LegacyTexas Financial Group, Inc. (Banks)	2,761	$116,542
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	1,004	31,967
LendingTree, Inc.* (Thrifts & Mortgage Finance)	502	170,905
Lexington Realty Trust (Equity Real Estate Investment Trusts)	14,056	135,640
Lgi Homes, Inc.* (Household Durables)	1,004	75,330
LHC Group, Inc.* (Health Care Providers & Services)	1,004	61,495
Ligand Pharmaceuticals, Inc.*—Class B (Biotechnology)	1,255	171,846
Lindsay Corp. (Machinery)	251	22,138
Lithia Motors, Inc.—Class A (Specialty Retail)	753	85,533
LivePerson, Inc.* (Internet Software & Services)	1,757	20,206
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	1,255	54,655
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	1,004	31,516
Lumentum Holdings, Inc.* (Communications Equipment)	2,008	98,191
Luminex Corp. (Life Sciences Tools & Services)	1,506	29,668
Lydall, Inc.* (Machinery)	502	25,477
M.D.C. Holdings, Inc. (Household Durables)	1,506	48,011
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	1,506	203,627
Marten Transport, Ltd. (Road & Rail)	1,506	30,572
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	4,016	106,103
Medifast, Inc. (Personal Products)	753	52,567
Mercury Systems, Inc.* (Aerospace & Defense)	3,012	154,667
Meridian Bioscience, Inc. (Health Care Equipment & Supplies)	1,004	14,056
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	3,263	140,962
Meritage Homes Corp.* (Household Durables)	1,255	64,256
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	502	46,510
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,255	50,326
MicroStrategy, Inc.*—Class A (Software)	251	32,956
MiMedx Group, Inc.* (Biotechnology)	6,526	82,293
Mobile Mini, Inc. (Commercial Services & Supplies)	1,757	60,617
Momenta Pharmaceuticals, Inc.* (Biotechnology)	5,020	70,029
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	753	33,749
Monotype Imaging Holdings, Inc. (Software)	1,757	42,344
Moog, Inc.*—Class A (Aerospace & Defense)	1,004	87,197
Motorcar Parts of America, Inc.* (Auto Components)	502	12,545
Multi-Color Corp. (Commercial Services & Supplies)	502	37,575
Myers Industries, Inc. (Containers & Packaging)	1,004	19,578
Myriad Genetics, Inc.* (Biotechnology)	4,518	155,171
Nanometrics, Inc.* (Semiconductors & Semiconductor Equipment)	1,255	31,275
National Bank Holdings Corp. (Banks)	1,757	56,980
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	2,761	75,265
Natus Medical, Inc.* (Health Care Equipment & Supplies)	1,004	38,353
Nautilus, Inc.* (Leisure Products)	1,004	13,403
Neenah Paper, Inc. (Paper & Forest Products)	502	45,506
Nektar Therapeutics* (Pharmaceuticals)	10,291	614,578
Neogen Corp.* (Health Care Equipment & Supplies)	2,510	206,347
NIC, Inc. (Internet Software & Services)	2,008	33,333
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	3,514	59,738
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	1,757	30,010
Northwest Natural Gas Co. (Gas Utilities)	753	44,916
Nutrisystem, Inc. (Internet & Direct Marketing Retail)	2,008	105,621
Oclaro, Inc.* (Communications Equipment)	6,024	40,602
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	3,263	173,755
Omnicell, Inc.* (Health Care Technology)	2,510	121,735
On Assignment, Inc.* (Professional Services)	3,263	209,712
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	4,016	75,742
Orthofix International N.V.* (Health Care Equipment & Supplies)	1,255	68,649
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	502	32,319
Pacific Premier Bancorp, Inc.* (Banks)	2,510	100,400
Park Electrochemical Corp. (Electronic Equipment, Instruments & Components)	502	9,864
Patrick Industries, Inc.* (Building Products)	1,506	104,592
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	753	11,822
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	5,522	173,004
PetMed Express, Inc. (Internet & Direct Marketing Retail)	1,255	57,103
PGT, Inc.* (Building Products)	3,263	54,982
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	1,255	42,043
Piper Jaffray Cos. (Capital Markets)	502	43,298
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	1,255	92,305
ProAssurance Corp. (Insurance)	1,506	86,068
Progenics Pharmaceuticals, Inc.* (Biotechnology)	1,757	10,454
Progress Software Corp. (Software)	3,012	128,220
Proto Labs, Inc.* (Machinery)	1,506	155,117
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	753	94,193
Quaker Chemical Corp. (Chemicals)	502	75,697
Quality Systems, Inc.* (Health Care Technology)	3,012	40,903
Qualys, Inc.* (Software)	2,008	119,175
Quanex Building Products Corp. (Building Products)	1,255	29,367
QuinStreet, Inc.* (Internet Software & Services)	2,259	18,930
R. R. Donnelley & Sons Co. (Commercial Services & Supplies)	1,506	14,006
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	7,028	99,938
Ramco-Gershenson Properties Trust (Equity Real Estate Investment Trusts)	3,263	48,064
Raven Industries, Inc. (Industrial Conglomerates)	2,259	77,597
Repligen Corp.* (Biotechnology)	2,510	91,063
Restoration Hardware, Inc.* (Specialty Retail)	1,255	108,194
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	3,514	70,104
RLI Corp. (Insurance)	1,004	60,903
Rogers Corp.* (Electronic Equipment, Instruments & Components)	1,255	203,209

See accompanying notes to financial statements.

258 :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Rudolph Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	2,008	$47,991
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	2,008	43,473
S&T Bancorp, Inc. (Banks)	1,004	39,969
Saia, Inc.* (Road & Rail)	1,255	88,791
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	502	30,999
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	753	34,156
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	3,514	180,268
Select Medical Holdings Corp.* (Health Care Providers & Services)	4,016	70,882
Selective Insurance Group, Inc. (Insurance)	2,510	147,337
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	2,761	94,426
ServisFirst Bancshares, Inc. (Banks)	3,012	124,998
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,255	54,216
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	1,255	62,436
Shutterstock, Inc.* (Internet Software & Services)	1,255	54,003
Simpson Manufacturing Co., Inc. (Building Products)	2,761	158,509
Sleep Number Corp.* (Specialty Retail)	2,510	94,351
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	1,255	47,125
Sonic Corp. (Hotels, Restaurants & Leisure)	1,506	41,385
South Jersey Industries, Inc. (Gas Utilities)	2,259	70,549
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	3,765	71,347
Sps Commerce, Inc.* (Internet Software & Services)	1,004	48,784
Stamps.com, Inc.* (Internet Software & Services)	1,004	188,751
Standex International Corp. (Machinery)	502	51,129
Steven Madden, Ltd.* (Textiles, Apparel & Luxury Goods)	2,008	93,773
Strayer Education, Inc. (Diversified Consumer Services)	502	44,969
Sturm, Ruger & Co., Inc. (Leisure Products)	502	28,037
Sucampo Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	1,004	18,022
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	4,518	68,809
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	3,263	130,031
SurModics, Inc.* (Health Care Equipment & Supplies)	753	21,084
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	502	14,548
Tailored Brands, Inc. (Specialty Retail)	1,506	32,876
TeleTech Holdings, Inc. (IT Services)	1,004	40,411
Tennant Co. (Machinery)	502	36,470
Tetra Tech, Inc. (Commercial Services & Supplies)	2,008	96,685
The Children’s Place, Inc. (Specialty Retail)	753	109,449
The E.W. Scripps Co.*—Class A (Media)	2,008	31,385
The Ensign Group, Inc. (Health Care Providers & Services)	1,757	39,005
The Medicines Co.* (Pharmaceuticals)	2,008	54,899
The Providence Service Corp.* (Health Care Providers & Services)	753	44,683
Third Point Reinsurance, Ltd.* (Insurance)	5,522	80,897
Tivity Health, Inc.* (Health Care Providers & Services)	2,259	82,566
Tompkins Financial Corp. (Banks)	251	20,419
TopBuild Corp.* (Household Durables)	2,259	171,098
Trex Co., Inc.* (Building Products)	2,008	217,646
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	2,761	25,401
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	6,024	94,396
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	502	36,244
UniFirst Corp. (Commercial Services & Supplies)	502	82,780
United Community Banks, Inc. (Banks)	2,510	70,631
Universal Forest Products, Inc. (Building Products)	2,008	75,541
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	753	56,558
Universal Insurance Holdings, Inc. (Insurance)	1,255	34,324
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	753	16,370
US Concrete, Inc.* (Construction Materials)	1,004	83,985
US Ecology, Inc. (Commercial Services & Supplies)	753	38,403
Varex Imaging Corp.* (Health Care Equipment & Supplies)	1,255	50,413
Viad Corp. (Commercial Services & Supplies)	753	41,716
Viavi Solutions, Inc.* (Communications Equipment)	9,036	78,975
Vicor Corp.* (Electrical Equipment)	1,004	20,984
Virtusa Corp.* (IT Services)	1,757	77,449
Vonage Holdings Corp.* (Diversified Telecommunication Services)	13,554	137,845
Wabash National Corp. (Machinery)	2,008	43,574
WageWorks, Inc.* (Professional Services)	2,510	155,620
Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	1,757	83,458
Watts Water Technologies, Inc.—Class A (Machinery)	753	57,190
WD-40 Co. (Household Products)	502	59,236
Westamerica Bancorp (Banks)	753	44,841
Whitestone REIT (Equity Real Estate Investment Trusts)	1,004	14,468
William Lyon Homes*—Class A (Household Durables)	753	21,897
Wingstop, Inc. (Hotels, Restaurants & Leisure)	2,008	78,272
Winnebago Industries, Inc. (Automobiles)	1,757	97,689
WisdomTree Investments, Inc. (Capital Markets)	4,016	50,401
World Wrestling Entertainment, Inc.—Class A (Media)	2,510	76,756
XO Group, Inc.* (Internet Software & Services)	1,506	27,801
Xperi Corp. (Semiconductors & Semiconductor Equipment)	1,255	30,622
TOTAL COMMON STOCKS (Cost $17,609,318)		25,746,852

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 259

Repurchase Agreements(a) (0.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $75,011	$75,000	$75,000
TOTAL REPURCHASE AGREEMENTS (Cost $75,000)		75,000
TOTAL INVESTMENT SECURITIES (Cost $17,684,318)—100.1%		25,821,852
Net other assets (liabilities)—(0.1)%		(33,886)
NET ASSETS—100.0%		$25,787,966

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Small-Cap Growth invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$598,648	2.3%
Air Freight & Logistics	115,340	0.4%
Airlines	77,685	0.3%
Auto Components	399,100	1.5%
Automobiles	97,689	0.4%
Banks	1,487,745	5.8%
Beverages	54,030	0.2%
Biotechnology	853,139	3.3%
Building Products	893,022	3.5%
Capital Markets	372,835	1.4%
Chemicals	770,635	3.0%
Commercial Services & Supplies	781,283	3.0%
Communications Equipment	342,783	1.3%
Construction & Engineering	109,562	0.4%
Construction Materials	83,985	0.3%
Consumer Finance	426,931	1.7%
Containers & Packaging	19,578	0.1%
Diversified Consumer Services	97,749	0.4%
Diversified Telecommunication Services	302,094	1.2%
Electric Utilities	214,008	0.8%
Electrical Equipment	20,984	0.1%
Electronic Equipment, Instruments & Components	912,962	3.5%
Energy Equipment & Services	5,110	NM
Equity Real Estate Investment Trusts	1,300,099	5.1%
Food Products	391,590	1.5%
Gas Utilities	115,465	0.4%
Health Care Equipment & Supplies	1,791,422	6.9%
Health Care Providers & Services	1,086,454	4.2%
Health Care Technology	225,910	0.9%
Hotels, Restaurants & Leisure	1,257,294	4.9%
Household Durables	734,263	2.8%
Household Products	173,730	0.7%
Industrial Conglomerates	77,597	0.3%
Insurance	493,750	1.9%
Internet & Direct Marketing Retail	225,160	0.9%
Internet Software & Services	429,709	1.7%
IT Services	320,374	1.2%
Leisure Products	97,383	0.4%
Life Sciences Tools & Services	89,908	0.3%
Machinery	1,510,085	5.8%
Media	108,141	0.4%
Multiline Retail	173,755	0.7%
Multi-Utilities	90,468	0.4%
Oil, Gas & Consumable Fuels	39,668	0.2%
Paper & Forest Products	125,620	0.5%
Personal Products	96,191	0.4%
Pharmaceuticals	1,222,034	4.7%
Professional Services	789,999	3.1%
Real Estate Management & Development	109,878	0.4%
Road & Rail	148,655	0.6%
Semiconductors & Semiconductor Equipment	1,287,711	5.1%
Software	642,324	2.5%
Specialty Retail	694,966	2.7%
Textiles, Apparel & Luxury Goods	131,845	0.5%
Thrifts & Mortgage Finance	550,232	2.1%
Water Utilities	178,275	0.7%
Other**	41,114	0.2%
Total	$25,787,966	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

260 :: ProFund VP Small-Cap Growth :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$17,684,318
Securities, at value	25,746,852
Repurchase agreements, at value	75,000
Total Investment Securities, at value	25,821,852
Cash	961
Dividends and interest receivable	24,939
Receivable for capital shares issued	6,838
Receivable for investments sold	265,341
Prepaid expenses	1,517
TOTAL ASSETS	26,121,448
LIABILITIES:
Payable for investments purchased	242,782
Payable for capital shares redeemed	30,148
Advisory fees payable	21,132
Management services fees payable	2,817
Administration fees payable	751
Administrative services fees payable	8,790
Distribution fees payable	8,622
Trustee fees payable	9
Transfer agency fees payable	1,157
Fund accounting fees payable	893
Compliance services fees payable	110
Other accrued expenses	16,271
TOTAL LIABILITIES	333,482
NET ASSETS	$25,787,966
NET ASSETS CONSIST OF:
Capital	$16,366,684
Accumulated net investment income (loss)	4,036
Accumulated net realized gains (losses) on investments	1,279,712
Net unrealized appreciation (depreciation) on investments	8,137,534
NET ASSETS	$25,787,966
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	655,513
Net Asset Value (offering and redemption price per share)	$39.34

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$304,563
Interest	323
TOTAL INVESTMENT INCOME	304,886
EXPENSES:
Advisory fees	204,868
Management services fees	27,316
Administration fees	10,287
Transfer agency fees	14,830
Administrative services fees	82,021
Distribution fees	68,289
Custody fees	4,618
Fund accounting fees	14,054
Trustee fees	729
Compliance services fees	193
Other fees	25,700
Recoupment of prior expenses reduced by the Advisor	6,000
TOTAL NET EXPENSES	458,905
NET INVESTMENT INCOME (LOSS)	(154,019)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,751,034
Change in net unrealized appreciation/depreciation on investment securities	389,504
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,140,538
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,986,519

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 261

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(154,019)	$(104,628)
Net realized gains (losses) on investments	2,751,034	2,328,964
Change in net unrealized appreciation/depreciation on investments	389,504	1,289,582
Change in net assets resulting from operations	2,986,519	3,513,918
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(2,118,469)	(1,537,673)
Change in net assets resulting from distributions	(2,118,469)	(1,537,673)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	27,234,230	42,546,428
Distributions reinvested	2,118,469	1,537,673
Value of shares redeemed	(34,485,544)	(43,624,762)
Change in net assets resulting from capital transactions	(5,132,845)	459,339
Change in net assets	(4,264,795)	2,435,584
NET ASSETS:
Beginning of period	30,052,761	27,617,177
End of period	$25,787,966	$30,052,761
Accumulated net investment income (loss)	$4,036	$2,269
SHARE TRANSACTIONS:
Issued	702,335	1,226,492
Reinvested	54,897	43,796
Redeemed	(895,038)	(1,305,001)
Change in shares	(137,806)	(34,713)

See accompanying notes to financial statements.

262 :: ProFund VP Small-Cap Growth :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$37.88	$33.35	$37.45	$43.02	$32.63

Investment Activities:
Net investment income (loss)(a)	(0.22)	(0.15)	(0.17)	(0.29)	(0.31)
Net realized and unrealized gains (losses) on investments	5.07	6.74	0.69	0.84	12.90
Total income (loss) from investment activities	4.85	6.59	0.52	0.55	12.59

Distributions to Shareholders From:
Net realized gains on investments	(3.39)	(2.06)	(4.62)	(6.12)	(2.20)

Net Asset Value, End of Period	$39.34	$37.88	$33.35	$37.45	$43.02

Total Return	12.97%	20.23%	1.17%	2.17%	40.42%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.70%	1.82%	1.83%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.56)%	(0.45)%	(0.48)%	(0.75)%	(0.83)%

Supplemental Data:
Net assets, end of period (000’s)	$25,788	$30,053	$27,617	$27,747	$50,187
Portfolio turnover rate(b)	134%	220%	201%	166%	174%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Small-Cap Value :: 263

ProFund VP Small-Cap Value seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600 Value Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 9.71%. For the same period, the Index had a return of 11.51%(1) and a volatility of 12.82%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the value end of the growth-value spectrum. The S&P SmallCap 600 is a float adjusted, market capitalization-weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Value	9.71%	13.55%	7.92%
S&P SmallCap 600 Value Index	11.51%	15.52%	9.99%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Value	1.73%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Spire, Inc.	1.0%
PDC Energy, Inc.	0.9%
CACI International, Inc.	0.9%
Wolverine World Wide, Inc.	0.8%
American Equity Investment Life Holding Co.	0.7%

S&P SmallCap 600 Value Index — Composition

% of Index
Financials	20%
Industrials	19%
Consumer Discretionary	16%
Information Technology	12%
Materials	7%
Energy	7%
Real Estate	6%
Health Care	6%
Utilities	3%
Consumer Staples	3%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

264 :: ProFund VP Small-Cap Value :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.5%)

	Shares	Value
8x8, Inc.* (Software)	2,754	$38,831
A. Schulman, Inc. (Chemicals)	1,863	69,397
AAON, Inc. (Building Products)	972	35,672
AAR Corp. (Aerospace & Defense)	2,106	82,745
Abaxis, Inc. (Health Care Equipment & Supplies)	648	32,089
Abercrombie & Fitch Co.—Class A (Specialty Retail)	4,374	76,239
ABM Industries, Inc. (Commercial Services & Supplies)	3,564	134,434
Acadia Realty Trust (Equity Real Estate Investment Trusts)	5,427	148,483
Aceto Corp. (Health Care Providers & Services)	1,944	20,082
Acorda Therapeutics, Inc.* (Biotechnology)	2,997	64,285
Actuant Corp.—Class A (Machinery)	2,430	61,479
ADTRAN, Inc. (Communications Equipment)	1,539	29,780
AdvanSix, Inc.* (Chemicals)	891	37,484
Aegion Corp.* (Construction & Engineering)	2,106	53,555
Agilysys, Inc.* (Electronic Equipment, Instruments & Components)	486	5,968
Agree Realty Corp. (Equity Real Estate Investment Trusts)	972	50,000
AK Steel Holding Corp.* (Metals & Mining)	20,331	115,072
Alarm.com Holdings, Inc.* (Internet Software & Services)	729	27,520
Allegiant Travel Co. (Airlines)	324	50,139
ALLETE, Inc. (Electric Utilities)	1,539	114,440
Almost Family, Inc.* (Health Care Providers & Services)	324	17,933
AMAG Pharmaceuticals, Inc.* (Biotechnology)	2,268	30,051
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	1,458	55,754
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	6,399	108,975
American Equity Investment Life Holding Co. (Insurance)	5,751	176,728
American Public Education, Inc.* (Diversified Consumer Services)	1,053	26,378
American States Water Co. (Water Utilities)	891	51,598
American Vanguard Corp. (Chemicals)	486	9,550
Ameris Bancorp (Banks)	972	46,850
AMERISAFE, Inc. (Insurance)	810	49,896
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	1,134	21,818
Analogic Corp. (Health Care Equipment & Supplies)	486	40,703
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	2,349	39,064
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	405	21,834
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	1,863	141,588
Apogee Enterprises, Inc. (Building Products)	810	37,041
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	6,318	116,567
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	2,511	170,999
ArcBest Corp. (Road & Rail)	1,620	57,914
Archrock, Inc. (Energy Equipment & Services)	4,617	48,479
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	1,215	18,869
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	2,673	68,750
Asbury Automotive Group, Inc.* (Specialty Retail)	1,215	77,760
Ascena Retail Group, Inc.* (Specialty Retail)	11,016	25,888
Astec Industries, Inc. (Machinery)	1,215	71,078
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	1,620	95,013
ATN International, Inc. (Diversified Telecommunication Services)	729	40,285
Avista Corp. (Multi-Utilities)	2,349	120,950
AZZ, Inc. (Electrical Equipment)	1,701	86,921
B&G Foods, Inc.—Class A (Food Products)	1,620	56,943
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	648	30,974
Balchem Corp. (Chemicals)	810	65,286
Banc of California, Inc. (Banks)	1,296	26,762
Bank Mutual Corp. (Thrifts & Mortgage Finance)	1,377	14,665
Banner Corp. (Banks)	1,215	66,971
Barnes & Noble Education, Inc.* (Specialty Retail)	2,430	20,023
Barnes & Noble, Inc. (Specialty Retail)	3,645	24,422
Bel Fuse, Inc.—Class B (Communications Equipment)	648	16,313
Belmond, Ltd.* (Hotels, Restaurants & Leisure)	5,427	66,482
Benchmark Electronics, Inc.* (Electronic Equipment, Instruments & Components)	3,240	94,284
Big 5 Sporting Goods Corp. (Specialty Retail)	1,296	9,850
Biglari Holdings, Inc.* (Hotels, Restaurants & Leisure)	81	33,566
Bill Barrett Corp.* (Oil, Gas & Consumable Fuels)	4,941	25,347
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	486	17,690
Blucora, Inc.* (Internet Software & Services)	2,997	66,234
Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)	567	44,691
Boise Cascade Co. (Paper & Forest Products)	2,511	100,189
Boston Private Financial Holdings, Inc. (Banks)	5,427	83,847
Brady Corp.—Class A (Commercial Services & Supplies)	1,701	64,468
Briggs & Stratton Corp. (Machinery)	2,754	69,869
Bristow Group, Inc. (Energy Equipment & Services)	2,106	28,368
Brookline Bancorp, Inc. (Banks)	2,835	44,510
CACI International, Inc.*—Class A (IT Services)	1,620	214,407
Caleres, Inc. (Specialty Retail)	2,754	92,204
Calgon Carbon Corp. (Chemicals)	1,620	34,506
California Water Service Group (Water Utilities)	1,134	51,427
Callaway Golf Co. (Leisure Products)	2,025	28,208
Cal-Maine Foods, Inc.* (Food Products)	1,134	50,406
Cambrex Corp.* (Life Sciences Tools & Services)	810	38,880
Capella Education Co. (Diversified Consumer Services)	405	31,347
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	6,237	53,950
CARBO Ceramics, Inc.* (Energy Equipment & Services)	972	9,895
Cardtronics PLC*—Class A (IT Services)	2,916	54,004
Career Education Corp.* (Diversified Consumer Services)	1,539	18,591

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 265

Common Stocks, continued

	Shares	Value
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	2,025	$33,939
Carrizo Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	5,022	106,868
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	11,097	62,809
Cedar Realty Trust, Inc. (Equity Real Estate Investment Trusts)	5,265	32,011
Central Pacific Financial Corp. (Banks)	729	21,746
Century Aluminum Co.* (Metals & Mining)	3,240	63,634
Chart Industries, Inc.* (Machinery)	2,025	94,892
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	2,916	66,368
Chesapeake Lodging Trust (Equity Real Estate Investment Trusts)	2,187	59,246
Chico’s FAS, Inc. (Specialty Retail)	8,262	72,871
Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,053	29,537
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	2,754	57,421
CIRCOR International, Inc. (Machinery)	1,053	51,260
City Holding Co. (Banks)	486	32,790
Clearwater Paper Corp.* (Paper & Forest Products)	1,053	47,806
Cloud Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,860	21,627
Columbia Banking System, Inc. (Banks)	2,349	102,041
Community Bank System, Inc. (Banks)	3,240	174,151
Community Health Systems, Inc.* (Health Care Providers & Services)	7,452	31,746
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	567	15,933
Computer Programs & Systems, Inc. (Health Care Technology)	405	12,170
Comtech Telecommunications Corp. (Communications Equipment)	1,539	34,043
CONMED Corp. (Health Care Equipment & Supplies)	810	41,286
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	729	28,803
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	4,131	50,357
Cooper-Standard Holding, Inc.* (Auto Components)	1,053	128,993
Core-Mark Holding Co., Inc. (Distributors)	2,997	94,645
Cray, Inc.* (Technology Hardware, Storage & Peripherals)	2,592	62,726
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	1,539	19,453
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	2,349	29,973
CryoLife, Inc.* (Health Care Equipment & Supplies)	1,134	21,716
CSG Systems International, Inc. (IT Services)	1,134	49,692
CTS Corp. (Electronic Equipment, Instruments & Components)	972	25,029
Cubic Corp. (Aerospace & Defense)	810	47,750
Customers Bancorp, Inc.* (Banks)	972	25,262
CVB Financial Corp. (Banks)	3,078	72,518
Cytokinetics, Inc.* (Biotechnology)	1,944	15,844
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	2,511	22,925
Darling Ingredients, Inc.* (Food Products)	5,184	93,986
Deltic Timber Corp. (Paper & Forest Products)	243	22,247
Denbury Resources, Inc.* (Oil, Gas & Consumable Fuels)	26,001	57,462
Depomed, Inc.* (Pharmaceuticals)	2,349	18,909
DHI Group, Inc.* (Internet Software & Services)	3,078	5,848
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	12,960	146,318
Digi International, Inc.* (Communications Equipment)	1,701	16,245
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	1,134	23,757
DineEquity, Inc. (Hotels, Restaurants & Leisure)	567	28,764
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	2,511	71,989
Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	3,078	61,775
Donnelley Financial Solutions, Inc.* (Capital Markets)	2,187	42,625
Dorman Products, Inc.* (Auto Components)	972	59,428
DSP Group, Inc.* (Semiconductors & Semiconductor Equipment)	1,458	18,225
DSW, Inc.—Class A (Specialty Retail)	4,698	100,584
DXP Enterprises, Inc.* (Trading Companies & Distributors)	1,053	31,137
Echo Global Logistics, Inc.* (Air Freight & Logistics)	1,701	47,628
eHealth, Inc.* (Insurance)	486	8,442
El Paso Electric Co. (Electric Utilities)	1,215	67,250
El Pollo Locco Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,377	13,632
Electronics for Imaging, Inc.* (Technology Hardware, Storage & Peripherals)	2,916	86,110
Employers Holdings, Inc. (Insurance)	1,134	50,350
Encore Capital Group, Inc.* (Consumer Finance)	648	27,281
Encore Wire Corp. (Electrical Equipment)	1,377	66,991
Engility Holdings, Inc.* (Aerospace & Defense)	1,134	32,172
Enova International, Inc.* (Consumer Finance)	2,187	33,242
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	324	24,365
Era Group, Inc.* (Energy Equipment & Services)	1,296	13,932
ESCO Technologies, Inc. (Machinery)	648	39,042
Essendant, Inc. (Commercial Services & Supplies)	2,430	22,526
Ethan Allen Interiors, Inc. (Household Durables)	1,620	46,332
Express, Inc.* (Specialty Retail)	5,103	51,795
Exterran Corp.* (Energy Equipment & Services)	2,025	63,666
EZCORP, Inc.*—Class A (Consumer Finance)	3,321	40,516
Fabrinet* (Electronic Equipment, Instruments & Components)	2,430	69,741
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	405	19,035
Federal Signal Corp. (Machinery)	1,863	37,428
Fidelity Southern Corp. (Banks)	1,458	31,784
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	1,782	33,858
Financial Engines, Inc. (Capital Markets)	2,268	68,720
First BanCorp.* (Banks)	11,745	59,900
First Commonwealth Financial Corp. (Banks)	2,511	35,958
First Financial Bancorp (Banks)	2,187	57,627
First Financial Bankshares, Inc. (Banks)	1,782	80,279
First Midwest Bancorp, Inc. (Banks)	6,642	159,474
Flotek Industries, Inc.* (Chemicals)	3,645	16,986
Forrester Research, Inc. (IT Services)	243	10,741
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	2,754	21,399
Francesca’s Holdings Corp.* (Specialty Retail)	2,349	17,171
Franklin Electric Co., Inc. (Machinery)	1,215	55,769

See accompanying notes to financial statements.

266 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	6,966	$74,815
Fred’s, Inc.—Class A (Multiline Retail)	2,349	9,513
Frontier Communications Corp. (Diversified Telecommunication Services)	5,103	34,496
FTD Cos., Inc.* (Internet & Direct Marketing Retail)	1,053	7,571
FTI Consulting, Inc.* (Professional Services)	2,430	104,393
FutureFuel Corp. (Chemicals)	1,620	22,826
Gannett Co., Inc. (Media)	7,209	83,552
General Cable Corp. (Electrical Equipment)	3,240	95,904
General Communication, Inc.*—Class A (Diversified Telecommunication Services)	648	25,285
Genesco, Inc.* (Specialty Retail)	1,296	42,120
Gentherm, Inc.* (Auto Components)	1,296	41,148
Geospace Technologies Corp.* (Energy Equipment & Services)	891	11,556
Getty Realty Corp. (Equity Real Estate Investment Trusts)	972	26,400
Gibraltar Industries, Inc.* (Building Products)	2,025	66,825
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	2,673	98,607
Glacier Bancorp, Inc. (Banks)	2,106	82,955
Government Properties Income Trust (Equity Real Estate Investment Trusts)	6,399	118,637
Great Western Bancorp, Inc. (Banks)	3,807	151,519
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	2,511	42,310
Greenhill & Co., Inc. (Capital Markets)	1,539	30,011
Griffon Corp. (Building Products)	972	19,780
Group 1 Automotive, Inc. (Specialty Retail)	1,296	91,977
GUESS?, Inc. (Specialty Retail)	3,888	65,629
Gulf Island Fabrication, Inc. (Energy Equipment & Services)	891	11,962
H.B. Fuller Co. (Chemicals)	1,782	95,996
Haemonetics Corp.* (Health Care Equipment & Supplies)	1,296	75,271
Hanmi Financial Corp. (Banks)	972	29,500
Harmonic, Inc.* (Communications Equipment)	5,265	22,113
Haverty Furniture Cos., Inc. (Specialty Retail)	1,215	27,520
Hawaiian Holdings, Inc. (Airlines)	3,402	135,570
Hawkins, Inc. (Chemicals)	648	22,810
Haynes International, Inc. (Metals & Mining)	810	25,961
HCI Group, Inc. (Insurance)	486	14,531
HealthStream, Inc.* (Health Care Technology)	810	18,760
Heartland Express, Inc. (Road & Rail)	1,944	45,373
Heidrick & Struggles International, Inc. (Professional Services)	1,215	29,828
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	8,991	67,792
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	2,511	43,691
Hibbett Sports, Inc.* (Specialty Retail)	1,296	26,438
Hillenbrand, Inc. (Machinery)	1,944	86,897
HMS Holdings Corp.* (Health Care Technology)	3,240	54,918
HomeStreet, Inc.* (Thrifts & Mortgage Finance)	1,701	49,244
Hope Bancorp, Inc. (Banks)	8,343	152,260
Horace Mann Educators Corp. (Insurance)	2,592	114,307
Hub Group, Inc.*—Class A (Air Freight & Logistics)	2,187	104,757
Impax Laboratories, Inc.* (Pharmaceuticals)	2,025	33,716
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	5,427	54,758
Independent Bank Corp. (Banks)	891	62,236
Infinity Property & Casualty Corp. (Insurance)	729	77,274
Innophos Holdings, Inc. (Chemicals)	1,296	60,562
Innospec, Inc. (Chemicals)	810	57,186
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	2,349	89,943
Insteel Industries, Inc. (Building Products)	1,134	32,115
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	1,539	73,656
INTL FCStone, Inc.* (Capital Markets)	972	41,339
Invacare Corp. (Health Care Equipment & Supplies)	2,106	35,486
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	7,209	128,536
Investment Technology Group, Inc. (Capital Markets)	2,106	40,541
Iridium Communications, Inc.* (Diversified Telecommunication Services)	5,346	63,083
Itron, Inc.* (Electronic Equipment, Instruments & Components)	1,377	93,911
J & J Snack Foods Corp. (Food Products)	324	49,193
J.C. Penney Co., Inc.* (Multiline Retail)	20,088	63,479
John B. Sanfilippo & Son, Inc. (Food Products)	567	35,863
Kaiser Aluminum Corp. (Metals & Mining)	1,053	112,513
Kaman Corp.—Class A (Trading Companies & Distributors)	1,782	104,853
KapStone Paper & Packaging Corp. (Paper & Forest Products)	5,670	128,652
Kelly Services, Inc.—Class A (Professional Services)	1,944	53,013
Kindred Healthcare, Inc. (Health Care Providers & Services)	5,589	54,213
Kirkland’s, Inc.* (Specialty Retail)	1,053	12,599
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	5,427	106,369
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	1,458	4,666
Lannett Co., Inc.* (Pharmaceuticals)	729	16,913
La-Z-Boy, Inc. (Household Durables)	1,539	48,017
Lindsay Corp. (Machinery)	324	28,577
Liquidity Services, Inc.* (Internet Software & Services)	1,620	7,857
Lithia Motors, Inc.—Class A (Specialty Retail)	729	82,807
LivePerson, Inc.* (Internet Software & Services)	1,782	20,493
LSB Industries, Inc.* (Chemicals)	1,296	11,353
LSC Communications, Inc. (Commercial Services & Supplies)	2,268	34,360
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	1,215	52,913
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	810	25,426
Lumentum Holdings, Inc.* (Communications Equipment)	2,025	99,023
Luminex Corp. (Life Sciences Tools & Services)	1,215	23,936
Lydall, Inc.* (Machinery)	648	32,886
M.D.C. Holdings, Inc. (Household Durables)	1,377	43,899
M/I Homes, Inc.* (Household Durables)	1,782	61,300
Magellan Health, Inc.* (Health Care Providers & Services)	1,539	148,591
Maiden Holdings, Ltd. (Insurance)	4,455	29,403
ManTech International Corp.—Class A (IT Services)	1,701	85,373
MarineMax, Inc.* (Specialty Retail)	1,539	29,087
Marten Transport, Ltd. (Road & Rail)	1,053	21,376
Materion Corp. (Metals & Mining)	1,296	62,986
Matrix Service Co.* (Energy Equipment & Services)	1,701	30,278

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 267

Common Stocks, continued

	Shares	Value
Matson, Inc. (Marine)	2,754	$82,179
Matthews International Corp.—Class A (Commercial Services & Supplies)	2,106	111,197
McDermott International, Inc.* (Energy Equipment & Services)	18,387	120,986
Meridian Bioscience, Inc. (Health Care Equipment & Supplies)	1,620	22,680
Meritage Homes Corp.* (Household Durables)	1,134	58,061
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,215	48,722
MicroStrategy, Inc.*—Class A (Software)	324	42,541
Mobile Mini, Inc. (Commercial Services & Supplies)	1,215	41,918
Monotype Imaging Holdings, Inc. (Software)	1,053	25,377
Monro Muffler Brake, Inc. (Specialty Retail)	2,106	119,936
Moog, Inc.*—Class A (Aerospace & Defense)	1,134	98,487
Motorcar Parts of America, Inc.* (Auto Components)	648	16,194
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	972	31,298
MTS Systems Corp. (Electronic Equipment, Instruments & Components)	1,134	60,896
Mueller Industries, Inc. (Machinery)	3,726	132,011
Multi-Color Corp. (Commercial Services & Supplies)	486	36,377
Myers Industries, Inc. (Containers & Packaging)	486	9,477
MYR Group, Inc.* (Construction & Engineering)	1,053	37,624
Nanometrics, Inc.* (Semiconductors & Semiconductor Equipment)	486	12,111
National Presto Industries, Inc. (Aerospace & Defense)	324	32,222
Natus Medical, Inc.* (Health Care Equipment & Supplies)	972	37,130
Nautilus, Inc.* (Leisure Products)	1,053	14,058
Navigant Consulting, Inc.* (Professional Services)	2,997	58,172
NBT Bancorp, Inc. (Banks)	2,835	104,328
Neenah Paper, Inc. (Paper & Forest Products)	567	51,399
NETGEAR, Inc.* (Communications Equipment)	2,025	118,968
New Media Investment Group, Inc. (Media)	3,402	57,086
Newpark Resources, Inc.* (Energy Equipment & Services)	5,508	47,369
NIC, Inc. (Internet Software & Services)	2,349	38,993
Noble Corp. PLC* (Energy Equipment & Services)	15,795	71,393
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	1,134	19,369
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	6,642	111,122
Northwest Natural Gas Co. (Gas Utilities)	1,053	62,811
Oclaro, Inc.* (Communications Equipment)	4,941	33,302
OFG Bancorp (Banks)	2,835	26,649
Oil States International, Inc.* (Energy Equipment & Services)	3,321	93,984
Old National Bancorp (Banks)	8,667	151,239
Olympic Steel, Inc. (Metals & Mining)	567	12,185
Opus Bank* (Banks)	1,134	30,958
Orion Marine Group, Inc.* (Construction & Engineering)	1,782	13,953
Oritani Financial Corp. (Thrifts & Mortgage Finance)	2,511	41,180
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	567	36,503
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	1,053	79,175
P.H. Glatfelter Co. (Paper & Forest Products)	2,835	60,782
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	1,620	31,234
Park Electrochemical Corp. (Electronic Equipment, Instruments & Components)	729	14,325
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,293	221,262
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	1,134	17,804
Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts)	4,536	53,933
Perficient, Inc.* (IT Services)	2,268	43,251
Perry Ellis International, Inc.* (Textiles, Apparel & Luxury Goods)	810	20,282
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	4,455	37,979
Pioneer Energy Services Corp.* (Energy Equipment & Services)	5,022	15,317
Piper Jaffray Cos. (Capital Markets)	486	41,918
Plexus Corp.* (Electronic Equipment, Instruments & Components)	2,187	132,795
Powell Industries, Inc. (Electrical Equipment)	567	16,245
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	729	53,618
PRA Group, Inc.* (Consumer Finance)	2,916	96,811
ProAssurance Corp. (Insurance)	1,863	106,470
Progenics Pharmaceuticals, Inc.* (Biotechnology)	2,835	16,868
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	3,888	104,859
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	567	70,926
Quaker Chemical Corp. (Chemicals)	324	48,856
Quanex Building Products Corp. (Building Products)	891	20,849
Quorum Health Corp.* (Health Care Providers & Services)	1,863	11,625
R. R. Donnelley & Sons Co. (Commercial Services & Supplies)	3,159	29,379
Ramco-Gershenson Properties Trust (Equity Real Estate Investment Trusts)	1,863	27,442
Rayonier Advanced Materials, Inc. (Chemicals)	3,321	67,914
RE/MAX Holdings, Inc. (Real Estate Management & Development)	1,134	54,999
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	810	45,684
Regis Corp.* (Diversified Consumer Services)	2,268	34,836
Rent-A-Center, Inc. (Specialty Retail)	3,483	38,661
Resources Connection, Inc. (Professional Services)	1,863	28,783
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	3,564	71,102
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	405	33,530
RLI Corp. (Insurance)	1,458	88,442
Roadrunner Transportation Systems, Inc.* (Road & Rail)	2,025	15,613
S&T Bancorp, Inc. (Banks)	1,215	48,369
Safety Insurance Group, Inc. (Insurance)	972	78,149
Saia, Inc.* (Road & Rail)	486	34,385
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	4,617	152,361
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	405	25,009

See accompanying notes to financial statements.

268 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	1,620	$57,996
Scholastic Corp. (Media)	1,782	71,476
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	1,134	51,438
SEACOR Holdings, Inc. (Energy Equipment & Services)	1,053	48,670
Select Medical Holdings Corp.* (Health Care Providers & Services)	2,997	52,897
Selective Insurance Group, Inc. (Insurance)	1,377	80,830
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	1,620	55,404
Seneca Foods Corp.*—Class A (Food Products)	405	12,454
Shoe Carnival, Inc. (Specialty Retail)	729	19,501
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	810	40,298
Simmons First National Corp.—Class A (Banks)	2,511	143,378
SkyWest, Inc. (Airlines)	3,321	176,345
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	972	36,499
Sonic Automotive, Inc.—Class A (Specialty Retail)	1,620	29,889
Sonic Corp. (Hotels, Restaurants & Leisure)	1,215	33,388
South Jersey Industries, Inc. (Gas Utilities)	2,916	91,067
Southside Bancshares, Inc. (Banks)	1,782	60,018
SpartanNash Co. (Food & Staples Retailing)	2,349	62,671
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	2,025	38,374
Spire, Inc. (Gas Utilities)	3,159	237,399
Spok Holdings, Inc. (Wireless Telecommunication Services)	1,296	20,282
SPX Corp.* (Machinery)	2,754	86,448
SPX FLOW, Inc.* (Machinery)	2,754	130,953
SRC Energy, Inc.* (Oil, Gas & Consumable Fuels)	15,633	133,349
Standard Motor Products, Inc. (Auto Components)	1,296	58,203
Standex International Corp. (Machinery)	405	41,249
Stepan Co. (Chemicals)	1,296	102,345
Steven Madden, Ltd.* (Textiles, Apparel & Luxury Goods)	1,458	68,089
Stewart Information Services Corp. (Insurance)	1,539	65,100
Strayer Education, Inc. (Diversified Consumer Services)	243	21,768
Sturm, Ruger & Co., Inc. (Leisure Products)	648	36,191
Sucampo Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	648	11,632
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	2,349	35,775
SunCoke Energy, Inc.* (Metals & Mining)	4,131	49,531
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	2,430	50,848
Superior Industries International, Inc. (Auto Components)	1,458	21,651
SUPERVALU, Inc.* (Food & Staples Retailing)	2,511	54,238
Sykes Enterprises, Inc.* (IT Services)	2,592	81,518
Synchronoss Technologies, Inc.* (Software)	2,835	25,345
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	405	11,737
Tailored Brands, Inc. (Specialty Retail)	1,539	33,596
Team, Inc.* (Commercial Services & Supplies)	1,944	28,966
Tennant Co. (Machinery)	648	47,077
Tetra Tech, Inc. (Commercial Services & Supplies)	1,620	78,003
TETRA Technologies, Inc.* (Energy Equipment & Services)	7,452	31,820
The Andersons, Inc. (Food & Staples Retailing)	1,701	52,986
The Buckle, Inc. (Specialty Retail)	1,863	44,246
The Cato Corp.—Class A (Specialty Retail)	1,539	24,501
The Children’s Place, Inc. (Specialty Retail)	324	47,093
The E.W. Scripps Co.*—Class A (Media)	1,620	25,321
The Ensign Group, Inc. (Health Care Providers & Services)	1,377	30,569
The Finish Line, Inc.—Class A (Specialty Retail)	2,592	37,662
The Greenbrier Cos., Inc. (Machinery)	1,863	99,298
The Marcus Corp. (Hotels, Restaurants & Leisure)	1,215	33,230
The Medicines Co.* (Pharmaceuticals)	2,187	59,793
The Navigators Group, Inc. (Insurance)	1,458	71,005
Tile Shop Holdings, Inc. (Specialty Retail)	2,187	20,995
Time, Inc. (Media)	6,399	118,061
TimkenSteel Corp.* (Metals & Mining)	2,511	38,142
Titan International, Inc. (Machinery)	3,240	41,731
TiVo Corp. (Software)	7,857	122,570
Tompkins Financial Corp. (Banks)	486	39,536
Tredegar Corp. (Chemicals)	1,620	31,104
Triumph Group, Inc. (Aerospace & Defense)	3,240	88,128
TrueBlue, Inc.* (Professional Services)	2,673	73,508
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	3,321	30,553
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	324	23,393
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	5,265	171,428
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	1,134	40,677
UniFirst Corp. (Commercial Services & Supplies)	486	80,141
Unit Corp.* (Energy Equipment & Services)	3,402	74,844
United Community Banks, Inc. (Banks)	2,187	61,542
United Fire Group, Inc. (Insurance)	1,377	62,764
United Insurance Holdings Corp. (Insurance)	1,296	22,356
Universal Corp. (Tobacco)	1,620	85,050
Universal Electronics, Inc.* (Household Durables)	891	42,100
Universal Forest Products, Inc. (Building Products)	1,863	70,087
Universal Insurance Holdings, Inc. (Insurance)	729	19,938
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	1,134	24,653
US Ecology, Inc. (Commercial Services & Supplies)	567	28,917
Varex Imaging Corp.* (Health Care Equipment & Supplies)	1,134	45,553
VASCO Data Security International, Inc.* (Software)	1,944	27,022
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	3,159	46,911
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	1,215	14,799
Veritiv Corp.* (Trading Companies & Distributors)	729	21,068
Viad Corp. (Commercial Services & Supplies)	648	35,899
Viavi Solutions, Inc.* (Communications Equipment)	5,589	48,848
Virtus Investment Partners, Inc. (Capital Markets)	486	55,914
Vista Outdoor, Inc.* (Leisure Products)	3,726	54,287
Vitamin Shoppe, Inc.* (Specialty Retail)	1,539	6,772
Wabash National Corp. (Machinery)	1,863	40,427

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 269

Common Stocks, continued

	Shares	Value
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	5,427	$121,238
Watts Water Technologies, Inc.—Class A (Machinery)	1,053	79,975
WD-40 Co. (Household Products)	405	47,790
Westamerica Bancorp (Banks)	972	57,883
Whitestone REIT (Equity Real Estate Investment Trusts)	1,377	19,843
William Lyon Homes*—Class A (Household Durables)	729	21,199
WisdomTree Investments, Inc. (Capital Markets)	3,402	42,695
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	6,156	196,253
World Acceptance Corp.* (Consumer Finance)	405	32,692
Xperi Corp. (Semiconductors & Semiconductor Equipment)	1,944	47,434
Zumiez, Inc.* (Specialty Retail)	1,134	23,616
TOTAL COMMON STOCKS (Cost $19,710,909)		24,730,799

Repurchase Agreements(a) (0.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $173,024	$173,000	$173,000
TOTAL REPURCHASE AGREEMENTS (Cost $173,000)		173,000
TOTAL INVESTMENT SECURITIES (Cost $19,883,909)—100.2%		24,903,799
Net other assets (liabilities)—(0.2)%		(47,947)
NET ASSETS—100.0%		$24,855,852

*                      Non-income producing security.

(a)              The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

270 :: ProFund VP Small-Cap Value :: Financial Statements

ProFund VP Small-Cap Value invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$381,504	1.5%
Air Freight & Logistics	247,398	1.0%
Airlines	362,054	1.5%
Auto Components	434,592	1.7%
Banks	2,324,840	9.3%
Biotechnology	165,422	0.7%
Building Products	282,369	1.1%
Capital Markets	485,001	2.0%
Chemicals	754,161	3.1%
Commercial Services & Supplies	726,585	2.9%
Communications Equipment	418,635	1.7%
Construction & Engineering	105,132	0.4%
Consumer Finance	230,542	0.9%
Containers & Packaging	9,477	NM
Distributors	94,645	0.4%
Diversified Consumer Services	132,920	0.5%
Diversified Telecommunication Services	270,927	1.1%
Electric Utilities	181,690	0.7%
Electrical Equipment	266,061	1.1%
Electronic Equipment, Instruments & Components	1,121,361	4.5%
Energy Equipment & Services	961,739	3.9%
Equity Real Estate Investment Trusts	1,495,996	6.0%
Food & Staples Retailing	169,895	0.7%
Food Products	298,845	1.2%
Gas Utilities	391,277	1.6%
Health Care Equipment & Supplies	498,205	2.0%
Health Care Providers & Services	482,797	1.9%
Health Care Technology	85,848	0.3%
Hotels, Restaurants & Leisure	380,522	1.5%
Household Durables	320,908	1.3%
Household Products	47,790	0.2%
Insurance	1,115,985	4.5%
Internet & Direct Marketing Retail	47,869	0.2%
Internet Software & Services	166,945	0.7%
IT Services	538,986	2.2%
Leisure Products	132,744	0.5%
Life Sciences Tools & Services	62,816	0.3%
Machinery	1,328,346	5.4%
Marine	82,179	0.3%
Media	355,496	1.4%
Metals & Mining	480,024	1.9%
Mortgage Real Estate Investment Trusts	367,803	1.5%
Multiline Retail	72,992	0.3%
Multi-Utilities	120,950	0.5%
Oil, Gas & Consumable Fuels	701,792	2.8%
Paper & Forest Products	462,513	1.9%
Pharmaceuticals	162,781	0.7%
Professional Services	347,697	1.4%
Real Estate Management & Development	54,999	0.2%
Road & Rail	174,661	0.7%
Semiconductors & Semiconductor Equipment	402,640	1.6%
Software	281,686	1.1%
Specialty Retail	1,418,878	5.8%
Technology Hardware, Storage & Peripherals	199,684	0.8%
Textiles, Apparel & Luxury Goods	590,032	2.4%
Thrifts & Mortgage Finance	394,749	1.6%
Tobacco	85,050	0.3%
Trading Companies & Distributors	328,057	1.3%
Water Utilities	103,025	0.4%
Wireless Telecommunication Services	20,282	0.1%
Other**	125,053	0.5%
Total	$24,855,852	100.0%

**               Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM     Not meaningful, amount is less than 0.05%..

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 271

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$19,883,909
Securities, at value	24,730,799
Repurchase agreements, at value	173,000
Total Investment Securities, at value	24,903,799
Cash	44
Dividends and interest receivable	39,604
Receivable for capital shares issued	33,178
Prepaid expenses	1,586
TOTAL ASSETS	24,978,211
LIABILITIES:
Payable for investments purchased	27,523
Payable for capital shares redeemed	788
Advisory fees payable	25,421
Management services fees payable	3,389
Administration fees payable	706
Administrative services fees payable	10,393
Distribution fees payable	10,120
Trustee fees payable	8
Transfer agency fees payable	1,087
Fund accounting fees payable	839
Compliance services fees payable	101
Other accrued expenses	41,984
TOTAL LIABILITIES	122,359
NET ASSETS	$24,855,852
NET ASSETS CONSIST OF:
Capital	$20,665,020
Accumulated net realized gains (losses) on investments	(829,058)
Net unrealized appreciation (depreciation) on investments	5,019,890
NET ASSETS	$24,855,852
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	494,489
Net Asset Value (offering and redemption price per share)	$50.27

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$408,653
Interest	707
TOTAL INVESTMENT INCOME	409,360
EXPENSES:
Advisory fees	225,375
Management services fees	30,050
Administration fees	11,399
Transfer agency fees	16,419
Administrative services fees	83,210
Distribution fees	75,125
Custody fees	5,097
Fund accounting fees	15,919
Trustee fees	851
Compliance services fees	179
Other fees	45,642
Recoupment of prior expenses reduced by the Advisor	11,000
Total Gross Expenses before reductions	520,266
Expenses reduced and reimbursed by the Advisor	(15,425)
TOTAL NET EXPENSES	504,841
NET INVESTMENT INCOME (LOSS)	(95,481)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,107,355
Change in net unrealized appreciation/depreciation on investment securities	(2,328,145)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,779,210
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,683,729

See accompanying notes to financial statements.

272 :: ProFund VP Small-Cap Value :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(95,481)	$4,544
Net realized gains (losses) on investments	4,107,355	2,151,848
Change in net unrealized appreciation/depreciation on investments	(2,328,145)	4,669,742
Change in net assets resulting from operations	1,683,729	6,826,134
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,544)	—
Net realized gains on investments	(212,516)	—
Change in net assets resulting from distributions	(217,060)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,822,073	62,318,847
Distributions reinvested	217,060	—
Value of shares redeemed	(44,996,207)	(42,895,905)
Change in net assets resulting from capital transactions	(22,957,074)	19,422,942
Change in net assets	(21,490,405)	26,249,076
NET ASSETS:
Beginning of period	46,346,257	20,097,181
End of period	$24,855,852	$46,346,257
Accumulated net investment income (loss)	$—	$4,544
SHARE TRANSACTIONS:
Issued	466,326	1,550,377
Reinvested	4,400	—
Redeemed	(978,769)	(1,107,618)
Change in shares	(508,043)	442,759

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap Value :: 273

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$46.23	$35.90	$42.32	$41.78	$30.41

Investment Activities:
Net investment income (loss)(a)	(0.15)	0.01	(0.03)	— (b)	(0.07)
Net realized and unrealized gains (losses) on investments	4.63	10.32	(3.24)	2.32	11.51
Total income (loss) from investment activities	4.48	10.33	(3.27)	2.32	11.44

Distributions to Shareholders From:
Net investment income	(0.01)	—	—	—	(0.07)
Net realized gains on investments	(0.43)	—	(3.15)	(1.78)	—
Total distributions	(0.44)	—	(3.15)	(1.78)	(0.07)

Net Asset Value, End of Period	$50.27	$46.23	$35.90	$42.32	$41.78

Total Return	9.71%	28.77%	(8.28)%	5.81%	37.67%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.73%	1.74%	1.87%	1.88%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.32)%	0.02%	(0.07)%	(0.01)%	(0.19)%

Supplemental Data:
Net assets, end of period (000’s)	$24,856	$46,346	$20,097	$25,476	$40,145
Portfolio turnover rate(c)	91%	191%	203%	143%	169%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Amount is less than $0.005.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

274 :: ProFund VP Technology :: Management Discussion of Fund Performance

ProFund VP Technology seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Technology Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 35.18%. For the same period, the Index had a total return of 37.29%(1) and a volatility of 11.55%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Technology	35.18%	18.12%	9.55%
Dow Jones U.S. Technology Index	37.29%	20.00%	11.44%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Technology	1.56%	1.56%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	16.7%
Microsoft Corp.	12.7%
Alphabet, Inc.	12.2%
Facebook, Inc.	8.1%
Intel Corp.	4.2%

Dow Jones U.S. Technology Index — Composition

% of Index
Software & Services	54%
Technology Hardware & Equipment	26%
Semiconductors & Semiconductor Equipment	19%
Health Care Equipment & Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Technology :: 275

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (98.0%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	736	$6,359
ACI Worldwide, Inc.* (Software)	765	17,343
Adobe Systems, Inc.* (Software)	3,194	559,717
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	5,334	54,834
Akamai Technologies, Inc.* (Internet Software & Services)	1,094	71,154
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	1,165	16,951
Alphabet, Inc.*—Class A (Internet Software & Services)	1,942	2,045,703
Alphabet, Inc.*—Class C (Internet Software & Services)	1,966	2,057,222
Amdocs, Ltd. (IT Services)	949	62,141
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	2,394	213,138
ANSYS, Inc.* (Software)	559	82,503
Apple, Inc. (Technology Hardware, Storage & Peripherals)	33,354	5,644,496
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	6,921	353,802
Arista Networks, Inc.* (Communications Equipment)	286	67,376
ARRIS International PLC* (Communications Equipment)	1,139	29,261
Aspen Technology, Inc.* (Software)	464	30,717
athenahealth, Inc.* (Health Care Technology)	245	32,595
Autodesk, Inc.* (Software)	1,420	148,859
Blackbaud, Inc. (Software)	294	27,780
Broadcom, Ltd. (Semiconductors & Semiconductor Equipment)	2,646	679,757
CA, Inc. (Software)	2,039	67,858
CACI International, Inc.*—Class A (IT Services)	151	19,985
Cadence Design Systems, Inc.* (Software)	1,827	76,405
Cars.com, Inc.* (Internet Software & Services)	458	13,209
Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	443	37,137
CDK Global, Inc. (Software)	863	61,515
CDW Corp. (Electronic Equipment, Instruments & Components)	996	69,212
CenturyLink, Inc. (Diversified Telecommunication Services)	6,328	105,551
Cerner Corp.* (Health Care Technology)	2,051	138,217
Ciena Corp.* (Communications Equipment)	932	19,507
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	409	21,211
Cisco Systems, Inc. (Communications Equipment)	32,108	1,229,735
Citrix Systems, Inc.* (Software)	935	82,280
Cognizant Technology Solutions Corp. (IT Services)	3,825	271,651
CommScope Holding Co., Inc.* (Communications Equipment)	1,260	47,666
CommVault Systems, Inc.* (Software)	263	13,808
Corning, Inc. (Electronic Equipment, Instruments & Components)	5,654	180,871
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	640	23,770
CSRA, Inc. (IT Services)	1,061	31,745
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	2,160	32,918
Dell Technologies, Inc.*—Class V (Software)	1,322	107,452
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	482	7,881
DST Systems, Inc. (IT Services)	388	24,083
DXC Technology Co. (IT Services)	1,844	174,996
Dycom Industries, Inc.* (Construction & Engineering)	189	21,060
eBay, Inc.* (Internet Software & Services)	6,320	238,517
EchoStar Corp.* (Communications Equipment)	294	17,611
Electronics for Imaging, Inc.* (Technology Hardware, Storage & Peripherals)	279	8,239
Ellie Mae, Inc.* (Software)	211	18,863
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	925	28,166
EPAM Systems, Inc.* (IT Services)	306	32,874
F5 Networks, Inc.* (Communications Equipment)	403	52,882
Facebook, Inc.*—Class A (Internet Software & Services)	15,502	2,735,482
Fair Isaac Corp. (Software)	183	28,036
Finisar Corp.* (Communications Equipment)	736	14,978
FireEye, Inc.* (Software)	1,132	16,074
Fortinet, Inc.* (Software)	974	42,554
Garmin, Ltd. (Household Durables)	719	42,831
Gartner, Inc.* (IT Services)	594	73,151
GrubHub, Inc.* (Internet Software & Services)	570	40,926
Guidewire Software, Inc.* (Software)	481	35,719
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	10,353	148,669
HP, Inc. (Technology Hardware, Storage & Peripherals)	10,853	228,022
IAC/InterActiveCorp* (Internet Software & Services)	486	59,428
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	872	25,925
Intel Corp. (Semiconductors & Semiconductor Equipment)	30,396	1,403,078
InterDigital, Inc. (Communications Equipment)	212	16,144
International Business Machines Corp. (IT Services)	5,585	856,850
Intuit, Inc. (Software)	1,585	250,081
j2 Global, Inc. (Internet Software & Services)	296	22,209
Juniper Networks, Inc. (Communications Equipment)	2,433	69,341
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	1,018	106,961
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,050	193,274
Leidos Holdings, Inc. (IT Services)	930	60,050
LogMeIn, Inc. (Internet Software & Services)	342	39,159

See accompanying notes to financial statements.

276 :: ProFund VP Technology :: Financial Statements

Common Stocks, continued

	Shares	Value
Lumentum Holdings, Inc.* (Communications Equipment)	399	$19,511
Manhattan Associates, Inc.* (Software)	441	21,847
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	2,773	59,536
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,821	95,202
Medidata Solutions, Inc.* (Health Care Technology)	377	23,890
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,510	132,699
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	7,492	308,071
Microsemi Corp.* (Semiconductors & Semiconductor Equipment)	759	39,202
Microsoft Corp. (Software)	50,112	4,286,581
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	352	33,264
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	234	26,292
Motorola Solutions, Inc. (Communications Equipment)	1,051	94,946
NCR Corp.* (Technology Hardware, Storage & Peripherals)	785	26,682
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	1,749	96,755
NetScout Systems, Inc.* (Communications Equipment)	573	17,448
Nuance Communications, Inc.* (Software)	1,723	28,171
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,945	763,357
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	2,754	57,669
Oracle Corp. (Software)	19,789	935,624
Palo Alto Networks, Inc.* (Communications Equipment)	602	87,254
Pandora Media, Inc.* (Internet Software & Services)	1,621	7,813
Paycom Software, Inc.* (Software)	292	23,456
Pitney Bowes, Inc. (Commercial Services & Supplies)	1,222	13,662
Plantronics, Inc. (Communications Equipment)	202	10,177
Proofpoint, Inc.* (Software)	274	24,334
PTC, Inc.* (Software)	747	45,395
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	818	54,479
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	9,574	612,927
Red Hat, Inc.* (Software)	1,142	137,154
Salesforce.com, Inc.* (Software)	4,456	455,537
Science Applications International Corp. (IT Services)	264	20,214
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	1,889	79,036
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	425	14,535
ServiceNow, Inc.* (Software)	1,116	145,515
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	260	22,958
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,203	114,225
Splunk, Inc.* (Software)	916	75,881
SS&C Technologies Holdings, Inc. (Software)	1,117	45,216
Symantec Corp. (Software)	4,031	113,110
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	208	8,308
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	178	24,199
Synopsys, Inc.* (Software)	979	83,450
Tableau Software, Inc.*—Class A (Software)	404	27,957
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	212	20,770
Teradata Corp.* (IT Services)	780	29,999
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	1,279	53,552
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	6,406	669,043
The Ultimate Software Group, Inc.* (Software)	174	37,972
Twitter, Inc.* (Internet Software & Services)	4,191	100,626
Tyler Technologies, Inc.* (Software)	214	37,889
Vantiv, Inc.* (IT Services)	1,054	77,522
Veeva Systems, Inc.*—Class A (Health Care Technology)	740	40,907
Verint Systems, Inc.* (Software)	410	17,159
VeriSign, Inc.* (Internet Software & Services)	558	63,858
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	705	26,684
ViaSat, Inc.* (Communications Equipment)	351	26,272
Viavi Solutions, Inc.* (Communications Equipment)	1,471	12,857
VMware, Inc.*—Class A (Software)	435	54,514
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	1,929	153,413
Workday, Inc.*—Class A (Software)	879	89,429
Xerox Corp. (Technology Hardware, Storage & Peripherals)	1,385	40,373
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,634	110,164
Zayo Group Holdings, Inc.* (Diversified Telecommunication Services)	1,214	44,675
Zillow Group, Inc.*—Class A (Internet Software & Services)	289	11,774
Zillow Group, Inc.*—Class C (Internet Software & Services)	682	27,907
TOTAL COMMON STOCKS (Cost $13,291,787)		33,048,423

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology ::277

Repurchase Agreements(a) (0.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%–1.32%, dated 12/29/17, due 1/2/18, total to be received $304,043	$304,000	$304,000
TOTAL REPURCHASE AGREEMENTS (Cost $304,000)		304,000
TOTAL INVESTMENT SECURITIES (Cost $13,595,787)—98.9%		33,352,423
Net other assets (liabilities)—1.1%		378,495
NET ASSETS—100.0%		$33,730,918

*       Non-income producing security.

(a)              The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones U.S. Technology Index	Goldman Sachs International	1/23/18	1.98%	$700,000	$699,916	$(84)

(1)   Agreements may be terminated at will by either party without penalty.

(2)   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP Technology invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Commercial Services & Supplies	$13,662	NM
Communications Equipment	1,832,966	5.4%
Construction & Engineering	21,060	0.1%
Diversified Telecommunication Services	150,226	0.4%
Electronic Equipment, Instruments & Components	295,052	0.9%
Health Care Technology	252,560	0.7%
Household Durables	42,831	0.1%
Internet Software & Services	7,534,987	22.4%
IT Services	1,735,261	5.1%
Semiconductors & Semiconductor Equipment	6,376,138	18.9%
Software	$8,353,755	24.9%
Technology Hardware, Storage & Peripherals	6,439,925	19.1%
Other**	682,495	2.0%
Total	$33,730,918	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM  Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

278 :: ProFund VP Technology :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$13,595,787
Securities, at value	33,048,423
Repurchase agreements, at value	304,000
Total Investment Securities, at value	33,352,423
Cash	5,510
Dividends and interest receivable	6,494
Receivable for capital shares issued	2,853,761
Receivable for investments sold	3,133
Prepaid expenses	121
TOTAL ASSETS	36,221,442
LIABILITIES:
Payable for investments purchased	2,300,014
Payable for capital shares redeemed	120,079
Unrealized loss on swap agreements	84
Advisory fees payable	19,987
Management services fees payable	2,665
Administration fees payable	898
Administrative services fees payable	10,145
Distribution fees payable	15,973
Trustee fees payable	10
Transfer agency fees payable	1,383
Fund accounting fees payable	1,067
Compliance services fees payable	140
Other accrued expenses	18,079
TOTAL LIABILITIES	2,490,524
NET ASSETS	$33,730,918
NET ASSETS CONSIST OF:
Capital	$15,356,590
Accumulated net investment income (loss)	14,388
Accumulated net realized gains (losses) on investments	(1,396,612)
Net unrealized appreciation (depreciation) on investments	19,756,552
NET ASSETS	$33,730,918
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	802,054
Net Asset Value (offering and redemption price per share)	$42.06

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$386,788
Interest	582
TOTAL INVESTMENT INCOME	387,370
EXPENSES:
Advisory fees	220,855
Management services fees	29,447
Administration fees	10,966
Transfer agency fees	15,818
Administrative services fees	57,574
Distribution fees	73,618
Custody fees	5,034
Fund accounting fees	13,328
Trustee fees	749
Compliance services fees	228
Other fees	32,203
TOTAL NET EXPENSES	459,820
NET INVESTMENT INCOME (LOSS)	(72,450)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,159,562
Change in net unrealized appreciation/depreciation on investment securities	7,030,034
Change in net unrealized appreciation/depreciation on swap agreements	(84)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	8,189,512
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,117,062

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 279

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(72,450)	$17,947
Net realized gains (losses) on investments	1,159,562	110,623
Change in net unrealized appreciation/depreciation on investments	7,029,950	1,385,046
Change in net assets resulting from operations	8,117,062	1,513,616
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(15,522)	—
Change in net assets resulting from distributions	(15,522)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	40,316,096	26,297,191
Distributions reinvested	15,522	—
Value of shares redeemed	(34,021,768)	(32,153,579)
Change in net assets resulting from capital transactions	6,309,850	(5,856,388)
Change in net assets	14,411,390	(4,342,772)
NET ASSETS:
Beginning of period	19,319,528	23,662,300
End of period	$33,730,918	$19,319,528
Accumulated net investment income (loss)	$14,388	$30,313
SHARE TRANSACTIONS:
Issued	1,088,903	900,671
Reinvested	399	—
Redeemed	(907,972)	(1,133,769)
Change in shares	181,330	(233,098)

See accompanying notes to financial statements.

280 :: ProFund VP Technology :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$31.12	$27.71	$27.06	$22.91	$18.30

Investment Activities:
Net investment income (loss)(a)	(0.09)	0.03	(0.03)	(0.03)	— (b)
Net realized and unrealized gains (losses) on investments	11.05	3.38	0.68	4.18	4.61
Total income (loss) from investment activities	10.96	3.41	0.65	4.15	4.61

Distributions to Shareholders From:
Net investment income	(0.02)	—	—	—	—

Net Asset Value, End of Period	$42.06	$31.12	$27.71	$27.06	$22.91

Total Return	35.18%	12.34%	2.40%	18.11%	25.19%

Ratios to Average Net Assets:
Gross expenses	1.56%	1.62%	1.68%	1.68%	1.73%
Net expenses	1.56%	1.62%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.25)%	0.09%	(0.12)%	(0.11)%	0.01%

Supplemental Data:
Net assets, end of period (000’s)	$33,731	$19,320	$23,662	$23,227	$15,426
Portfolio turnover rate(c)	86%	93%	119%	109%	148%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Amount is less than $0.005.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Telecommunications :: 281

ProFund VP Telecommunications seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Telecommunications Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of -2.12%. For the same period, the Index had a total return of -0.28%(1) and a volatility of 14.54%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Telecommunications	-2.12%	6.38%	2.79%
Dow Jones U.S. Telecommunications Index	-0.28%	8.38%	4.83%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Telecommunications	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	50%
Swap Agreements	51%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
AT&T, Inc.	24.6%
Verizon Communications, Inc.	22.3%
T-Mobile U.S., Inc.	1.9%
Sprint Corp.	0.4%
Telephone & Data Systems, Inc.	0.3%

Dow Jones U.S. Telecommunications Index — Composition

% of Index
Diversified Telecommunication Services	95%
Wireless Telecommunication Services	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

282  :: ProFund VP Telecommunications :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (49.6%)

	Shares	Value
AT&T, Inc. (Diversified Telecommunication Services)	59,405	$2,309,666
Sprint Corp.* (Wireless Telecommunication Services)	6,674	39,310
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	848	23,574
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	2,864	181,893
Verizon Communications, Inc. (Diversified Telecommunication Services)	39,406	2,085,760
TOTAL COMMON STOCKS (Cost $2,561,560)		4,640,203

Repurchase Agreements(a) (0.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $32,004	$32,000	$32,000
TOTAL REPURCHASE AGREEMENTS (Cost $32,000)		32,000
TOTAL INVESTMENT SECURITIES (Cost $2,593,560)—49.9%		4,672,203
Net other assets (liabilities)—50.1%		4,699,478
NET ASSETS—100.0%		$9,371,681

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones U.S. Telecommunications Index	Goldman Sachs International	1/23/18	1.78%	$4,750,000	$4,749,430	$(570)

(1)         Agreements may be terminated at will by either party without penalty.

(2)         Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP Telecommunications invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Diversified Telecommunication Services	$4,395,426	47.0%
Wireless Telecommunication Services	244,777	2.6%
Other**	4,731,478	50.4%
Total	$9,371,681	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Telecommunications :: 283

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$2,593,560
Securities, at value	4,640,203
Repurchase agreements, at value	32,000
Total Investment Securities, at value	4,672,203
Cash	285
Dividends and interest receivable	3
Receivable for investments sold	4,818,854
Prepaid expenses	54
TOTAL ASSETS	9,491,399
LIABILITIES:
Payable for capital shares redeemed	90,705
Unrealized loss on swap agreements	570
Advisory fees payable	5,752
Management services fees payable	767
Administration fees payable	259
Administrative services fees payable	3,739
Distribution fees payable	3,418
Transfer agency fees payable	399
Fund accounting fees payable	308
Compliance services fees payable	39
Other accrued expenses	13,762
TOTAL LIABILITIES	119,718
NET ASSETS	$9,371,681
NET ASSETS CONSIST OF:
Capital	$8,724,837
Accumulated net investment income (loss)	376,240
Accumulated net realized gains (losses) on investments	(1,807,469)
Net unrealized appreciation (depreciation) on investments	2,078,073
NET ASSETS	$9,371,681
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	263,878
Net Asset Value (offering and redemption price per share)	$35.52

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$559,826
Interest	753
TOTAL INVESTMENT INCOME	560,579
EXPENSES:
Advisory fees	82,294
Management services fees	10,973
Administration fees	4,062
Transfer agency fees	5,843
Administrative services fees	32,363
Distribution fees	27,431
Custody fees	2,386
Fund accounting fees	4,631
Trustee fees	334
Compliance services fees	43
Other fees	18,479
Total Gross Expenses before reductions	188,839
Expenses reduced and reimbursed by the Advisor	(4,500)
TOTAL NET EXPENSES	184,339
NET INVESTMENT INCOME (LOSS)	376,240
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(508,647)
Net realized gains (losses) on swap agreements	191,140
Change in net unrealized appreciation/depreciation on investment securities	(977,793)
Change in net unrealized appreciation/depreciation on swap agreements	378
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,294,922)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(918,682)

See accompanying notes to financial statements.

284  :: ProFund VP Telecommunications :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$376,240	$467,327
Net realized gains (losses) on investments	(317,507)	750,197
Change in net unrealized appreciation/depreciation on investments	(977,415)	1,322,266
Change in net assets resulting from operations	(918,682)	2,539,790
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(449,569)	(294,752)
Net realized gains on investments	(552,138)	—
Change in net assets resulting from distributions	(1,001,707)	(294,752)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,201,396	43,466,633
Distributions reinvested	1,001,707	294,752
Value of shares redeemed	(20,873,447)	(38,283,775)
Change in net assets resulting from capital transactions	(4,670,344)	5,477,610
Change in net assets	(6,590,733)	7,722,648
NET ASSETS:
Beginning of period	15,962,414	8,239,766
End of period	$9,371,681	$15,962,414
Accumulated net investment income (loss)	$376,240	$471,359
SHARE TRANSACTIONS:
Issued	387,562	1,131,550	(a)
Reinvested	28,968	7,354	(a)
Redeemed	(544,083)	(989,534	)(a)
Change in shares	(127,553)	149,370

(a)         As described in Note 9, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Telecommunications :: 285

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$40.78	$34.04	$34.09	$35.09	$33.42

Investment Activities:
Net investment income (loss)(b)	1.29	0.99	1.08	0.96	0.92
Net realized and unrealized gains (losses) on investments	(2.27)	6.37	(0.53)	(0.72)	3.19
Total income (loss) from investment activities	(0.98)	7.36	0.55	0.24	4.11

Distributions to Shareholders From:
Net investment income	(1.92)	(0.62)	(0.60)	(1.24)	(0.96)
Net realized gains on investments	(2.36)	—	—	—	(1.48)
Total distributions	(4.28)	(0.62)	(0.60)	(1.24)	(2.44)

Net Asset Value, End of Period	$35.52	$40.78	$34.04	$34.09	$35.09

Total Return	(2.12)%	21.65%	1.52%	0.57%	12.07%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.72%	1.76%	1.78%	1.73%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	3.43%	2.55%	3.12%	2.75%	2.58%

Supplemental Data:
Net assets, end of period (000’s)	$9,372	$15,962	$8,240	$8,931	$9,991
Portfolio turnover rate(c)	388%	428%	418%	382%	423%

(a)         As described in Note 9, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

286 :: ProFund VP U.S. Government Plus :: Management Discussion of Fund Performance

ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-year U.S. Treasury Bond ( the “Long Bond”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Long Bond. For the year ended December 31, 2017, the Fund had a total return of 9.49%. For the same period, the Long Bond, as measured by the Ryan Labs On-The-Run 30 Treasury Index(1), had a total return of 9.25%(2) and a volatility of 10.97%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the daily price movement of the Long Bond.(3)

The Fund takes positions in debt instruments and/or derivatives that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2017, the most recent Long Bond carried a maturity date of November 15, 2047 and a 2.75% coupon.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP U.S. Government Plus	9.49%	2.59%	6.22%
Ryan Labs On-The-Run 30 Treasury Index	9.25%	3.19%	6.43%

Expense Ratios**

Fund	Gross	Net
ProFund VP U.S. Government Plus	1.42%	1.38%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
Fixed Income Securities	65%
Swap Agreements	60%
Total Exposure	125%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The Ryan Labs On-The-Run 30 Year Treasury Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.

(2)         The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.

(3)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP U.S. Government Plus :: 287

Schedule of Portfolio Investments :: December 31, 2017

U.S. Treasury Obligation (64.5%)

	Principal Amount	Value
U.S. Treasury Bond, 2.75%, 11/15/47	$12,240,000	$12,261,994
TOTAL U.S. TREASURY OBLIGATION (Cost $12,034,023)		12,261,994

Repurchase Agreements(a)(b) (36.9%)
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $7,015,987	7,015,000	7,015,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,015,000)		7,015,000
TOTAL INVESTMENT SECURITIES (Cost $19,049,023)—101.4%		19,276,994
Net other assets (liabilities)—(1.4)%		(269,196)
NET ASSETS—100.0%		$19,007,798

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $247,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
30-Year U.S. Treasury Bond, 2.75% due on 11/15/47	Citibank North America	1/8/18	1.45%	$461,298	$500,898	$39,345
30-Year U.S. Treasury Bond, 2.75% due on 11/15/47	Societe’ Generale	1/8/18	1.53%	10,890,612	10,819,407	(40,268)
				$11,351,910	$11,320,305	$(923)

(1)   Agreements may be terminated at will by either party without penalty.

(2)   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

288  :: ProFund VP U.S. Government Plus :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$19,049,023
Securities, at value	12,261,994
Repurchase agreements, at value	7,015,000
Total Investment Securities, at value	19,276,994
Cash	658
Dividends and interest receivable	44,442
Receivable for capital shares issued	121,155
Unrealized gain on swap agreements	39,345
Prepaid expenses	92
TOTAL ASSETS	19,482,686
LIABILITIES:
Payable for capital shares redeemed	368,531
Unrealized loss on swap agreements	40,268
Advisory fees payable	8,325
Management services fees payable	1,665
Administration fees payable	588
Administrative services fees payable	8,308
Distribution fees payable	9,429
Trustee fees payable	7
Transfer agency fees payable	904
Fund accounting fees payable	698
Compliance services fees payable	115
Other accrued expenses	36,050
TOTAL LIABILITIES	474,888
NET ASSETS	$19,007,798
NET ASSETS CONSIST OF:
Capital	$18,859,203
Accumulated net realized gains (losses) on investments	(78,453)
Net unrealized appreciation (depreciation) on investments	227,048
NET ASSETS	$19,007,798
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	768,703
Net Asset Value (offering and redemption price per share)	$24.73

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$452,165
EXPENSES:
Advisory fees	124,998
Management services fees	24,999
Administration fees	9,438
Transfer agency fees	13,551
Administrative services fees	64,273
Distribution fees	62,499
Custody fees	3,715
Fund accounting fees	10,623
Trustee fees	665
Compliance services fees	137
Printing fees	21,120
Other fees	21,595
Total Gross Expenses before reductions	357,613
Expenses reduced and reimbursed by the Advisor	(12,619)
TOTAL NET EXPENSES	344,994
NET INVESTMENT INCOME (LOSS)	107,171
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	218,256
Net realized gains (losses) on futures contracts	22,581
Net realized gains (losses) on swap agreements	1,880,275
Change in net unrealized appreciation/depreciation on investment securities	490,480
Change in net unrealized appreciation/depreciation on futures contracts	(4,360)
Change in net unrealized appreciation/depreciation on swap agreements	(140,790)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,466,442
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,573,613

See accompanying notes to financial statements.

Financial Statements :: ProFund VP U.S. Government Plus :: 289

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$107,171	$(182,969)
Net realized gains (losses) on investments	2,121,112	523,236
Change in net unrealized appreciation/depreciation on investments	345,330	(55,364)
Change in net assets resulting from operations	2,573,613	284,903
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(107,171)	—
Change in net assets resulting from distributions	(107,171)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	242,213,680	262,403,008
Distributions reinvested	107,171	—
Value of shares redeemed	(251,941,216)	(267,429,335)
Change in net assets resulting from capital transactions	(9,620,365)	(5,026,327)
Change in net assets	(7,153,923)	(4,741,424)
NET ASSETS:
Beginning of period	26,161,721	30,903,145
End of period	$19,007,798	$26,161,721
SHARE TRANSACTIONS:
Issued	10,213,470	10,223,778
Reinvested	4,494	—
Redeemed	(10,602,766)	(10,428,405)
Change in shares	(384,802)	(204,627)

See accompanying notes to financial statements.

290 :: ProFund VP U.S. Government Plus :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$22.68	$22.75	$24.11	$17.71	$22.99

Investment Activities:
Net investment income (loss)(a)	0.10	(0.11)	(0.03)	0.04	0.04
Net realized and unrealized gains (losses) on investments	2.06	0.04	(1.33)	6.40	(4.21)
Total income (loss) from investment activities	2.16	(0.07)	(1.36)	6.44	(4.17)

Distributions to Shareholders From:
Net investment income	(0.11)	—	—	(0.04)	(0.05)
Net realized gains on investments	—	—	—	—	(1.06)
Return of capital	—	—	—	— (b)	—
Total distributions	(0.11)	—	—	(0.04)	(1.11)

Net Asset Value, End of Period	$24.73	$22.68	$22.75	$24.11	$17.71

Total Return	9.49%	(0.31)%	$(5.64)%	36.39%	(19.11)%

Ratios to Average Net Assets:
Gross expenses	1.43%	1.42%	1.42%	1.46%	1.42%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income (loss)	0.43%	(0.42)%	(0.12)%	0.18%	0.19%

Supplemental Data:
Net assets, end of period (000’s)	$19,008	$26,162	$30,903	$40,574	$21,814
Portfolio turnover rate(c)	397%	400%	573%	903%	1,099%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Amount is less than $0.005.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraBull :: 291

ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the S&P 500® (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of 41.02%. For the same period, the Index had a total return of 21.83%(1) and a volatility of 20.50%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP UltraBull	41.02%	27.46%	9.05%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraBull	1.51%	1.51%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Futures Contracts	6%
Swap Agreements	119%
Total Exposure	199%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	2.8%
Microsoft Corp.	2.2%
Alphabet, Inc.	2.1%
Amazon.com, Inc.	1.5%
Facebook, Inc.	1.4%

S&P 500 — Composition

% of Index
Information Technology	24%
Financials	15%
Health Care	14%
Consumer Discretionary	12%
Industrials	10%
Consumer Staples	8%
Energy	6%
Materials	3%
Utilities	3%
Real Estate	3%
Telecommunication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                   The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                   1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

292 :: ProFund VP UltraBull :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (74.4%)

	Shares	Value
3M Co. (Industrial Conglomerates)	686	$161,464
A.O. Smith Corp. (Building Products)	168	10,295
Abbott Laboratories (Health Care Equipment & Supplies)	1,988	113,455
AbbVie, Inc. (Biotechnology)	1,820	176,011
Accenture PLC—Class A (IT Services)	700	107,163
Activision Blizzard, Inc. (Software)	868	54,962
Acuity Brands, Inc. (Electrical Equipment)	42	7,392
Adobe Systems, Inc.* (Software)	560	98,134
Advance Auto Parts, Inc. (Specialty Retail)	84	8,374
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	938	9,643
Aetna, Inc. (Health Care Providers & Services)	378	68,188
Affiliated Managers Group, Inc. (Capital Markets)	70	14,368
Aflac, Inc. (Insurance)	448	39,325
Agilent Technologies, Inc. (Life Sciences Tools & Services)	364	24,377
Air Products & Chemicals, Inc. (Chemicals)	252	41,348
Akamai Technologies, Inc.* (Internet Software & Services)	196	12,748
Alaska Air Group, Inc. (Airlines)	140	10,291
Albemarle Corp. (Chemicals)	126	16,114
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	112	14,626
Alexion Pharmaceuticals, Inc.* (Biotechnology)	252	30,137
Align Technology, Inc.* (Health Care Equipment & Supplies)	84	18,664
Allegion PLC (Building Products)	112	8,911
Allergan PLC (Pharmaceuticals)	378	61,833
Alliance Data Systems Corp. (IT Services)	56	14,195
Alliant Energy Corp. (Electric Utilities)	266	11,334
Alphabet, Inc.*—Class A (Internet Software & Services)	336	353,942
Alphabet, Inc.*—Class C (Internet Software & Services)	350	366,240
Altria Group, Inc. (Tobacco)	2,170	154,960
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	462	540,295
Ameren Corp. (Multi-Utilities)	280	16,517
American Airlines Group, Inc. (Airlines)	490	25,495
American Electric Power Co., Inc. (Electric Utilities)	560	41,199
American Express Co. (Consumer Finance)	826	82,031
American International Group, Inc. (Insurance)	1,022	60,892
American Tower Corp. (Equity Real Estate Investment Trusts)	490	69,909
American Water Works Co., Inc. (Water Utilities)	210	19,213
Ameriprise Financial, Inc. (Capital Markets)	168	28,471
AmerisourceBergen Corp. (Health Care Providers & Services)	182	16,711
AMETEK, Inc. (Electrical Equipment)	266	19,277
Amgen, Inc. (Biotechnology)	826	143,641
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	350	30,730
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	630	33,793
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	420	37,393
Andeavor (Oil, Gas & Consumable Fuels)	168	19,209
ANSYS, Inc.* (Software)	98	14,464
Anthem, Inc. (Health Care Providers & Services)	294	66,154
Aon PLC (Insurance)	280	37,520
Apache Corp. (Oil, Gas & Consumable Fuels)	434	18,323
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	182	7,955
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,852	990,334
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,218	62,264
Aptiv PLC* (Auto Components)	308	26,128
Archer-Daniels-Midland Co. (Food Products)	644	25,812
Arconic, Inc. (Aerospace & Defense)	476	12,971
Arthur J. Gallagher & Co. (Insurance)	210	13,289
Assurant, Inc. (Insurance)	56	5,647
AT&T, Inc. (Diversified Telecommunication Services)	7,000	272,160
Autodesk, Inc.* (Software)	252	26,417
Automatic Data Processing, Inc. (IT Services)	504	59,064
AutoZone, Inc.* (Specialty Retail)	28	19,918
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	154	27,475
Avery Dennison Corp. (Containers & Packaging)	98	11,256
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	490	15,504
Ball Corp. (Containers & Packaging)	406	15,367
Bank of America Corp. (Banks)	11,060	326,492
Baxter International, Inc. (Health Care Equipment & Supplies)	574	37,103
BB&T Corp. (Banks)	896	44,549
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	284	60,853
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	2,198	435,688
Best Buy Co., Inc. (Specialty Retail)	294	20,130
Biogen, Inc.* (Biotechnology)	238	75,820
BlackRock, Inc.—Class A (Capital Markets)	140	71,919
BorgWarner, Inc. (Auto Components)	224	11,444
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	182	23,665
Boston Scientific Corp.* (Health Care Equipment & Supplies)	1,568	38,871
Brighthouse Financial, Inc.* (Insurance)	112	6,568
Bristol-Myers Squibb Co. (Pharmaceuticals)	1,862	114,103
Broadcom, Ltd. (Semiconductors & Semiconductor Equipment)	462	118,688
Brown-Forman Corp.—Class B (Beverages)	224	15,382
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	154	13,720
CA, Inc. (Software)	364	12,114
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	532	15,215
Cadence Design Systems, Inc.* (Software)	322	13,466
Campbell Soup Co. (Food Products)	224	10,777
Capital One Financial Corp. (Consumer Finance)	546	54,371
Cardinal Health, Inc. (Health Care Providers & Services)	364	22,302
CarMax, Inc.* (Specialty Retail)	210	13,467
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	462	30,663
Caterpillar, Inc. (Machinery)	672	105,894

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 293

Common Stocks, continued

	Shares	Value
CBOE Holdings, Inc. (Capital Markets)	126	$15,698
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	350	15,159
CBS Corp.—Class B (Media)	420	24,780
Celgene Corp.* (Biotechnology)	896	93,507
Centene Corp.* (Health Care Providers & Services)	196	19,772
CenterPoint Energy, Inc. (Multi-Utilities)	490	13,896
CenturyLink, Inc. (Diversified Telecommunication Services)	1,106	18,448
Cerner Corp.* (Health Care Technology)	364	24,530
CF Industries Holdings, Inc. (Chemicals)	266	11,316
Charter Communications, Inc.*—Class A (Media)	224	75,255
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	1,036	4,103
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,170	271,661
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	28	8,093
Chubb, Ltd. (Insurance)	532	77,742
Church & Dwight Co., Inc. (Household Products)	280	14,048
Cigna Corp. (Health Care Providers & Services)	280	56,865
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	112	13,665
Cincinnati Financial Corp. (Insurance)	168	12,595
Cintas Corp. (Commercial Services & Supplies)	98	15,271
Cisco Systems, Inc. (Communications Equipment)	5,642	216,089
Citigroup, Inc. (Banks)	3,010	223,974
Citizens Financial Group, Inc. (Banks)	560	23,509
Citrix Systems, Inc.* (Software)	168	14,784
CME Group, Inc. (Capital Markets)	392	57,252
CMS Energy Corp. (Multi-Utilities)	322	15,231
Cognizant Technology Solutions Corp. (IT Services)	672	47,725
Colgate-Palmolive Co. (Household Products)	1,008	76,054
Comcast Corp.—Class A (Media)	5,320	213,066
Comerica, Inc. (Banks)	196	17,015
ConAgra Foods, Inc. (Food Products)	462	17,404
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	168	25,237
ConocoPhillips (Oil, Gas & Consumable Fuels)	1,358	74,541
Consolidated Edison, Inc. (Multi-Utilities)	350	29,733
Constellation Brands, Inc.—Class A (Beverages)	196	44,800
Corning, Inc. (Electronic Equipment, Instruments & Components)	994	31,798
Costco Wholesale Corp. (Food & Staples Retailing)	504	93,804
Coty, Inc. (Personal Products)	532	10,581
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	462	51,287
CSRA, Inc. (IT Services)	182	5,445
CSX Corp. (Road & Rail)	1,022	56,220
Cummins, Inc. (Machinery)	182	32,148
CVS Health Corp. (Food & Staples Retailing)	1,162	84,245
D.R. Horton, Inc. (Household Durables)	392	20,020
Danaher Corp. (Health Care Equipment & Supplies)	700	64,974
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	140	13,443
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	168	12,138
Deere & Co. (Machinery)	364	56,970
Delta Air Lines, Inc. (Airlines)	742	41,552
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	266	17,511
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	602	24,923
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	238	27,108
Discover Financial Services (Consumer Finance)	420	32,306
Discovery Communications, Inc.*—Class A (Media)	182	4,073
Discovery Communications, Inc.*—Class C (Media)	238	5,038
Dish Network Corp.*—Class A (Media)	266	12,702
Dollar General Corp. (Multiline Retail)	294	27,345
Dollar Tree, Inc.* (Multiline Retail)	266	28,544
Dominion Resources, Inc. (Multi-Utilities)	728	59,011
Dover Corp. (Machinery)	182	18,380
Dowdupont, Inc. (Chemicals)	2,674	190,442
Dr. Pepper Snapple Group, Inc. (Beverages)	210	20,383
DTE Energy Co. (Multi-Utilities)	210	22,987
Duke Energy Corp. (Electric Utilities)	798	67,120
Duke Realty Corp. (Equity Real Estate Investment Trusts)	406	11,047
DXC Technology Co. (IT Services)	322	30,558
E*TRADE Financial Corp.* (Capital Markets)	308	15,268
Eastman Chemical Co. (Chemicals)	168	15,564
Eaton Corp. PLC (Electrical Equipment)	504	39,821
eBay, Inc.* (Internet Software & Services)	1,106	41,740
Ecolab, Inc. (Chemicals)	294	39,449
Edison International (Electric Utilities)	378	23,905
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	238	26,825
Electronic Arts, Inc.* (Software)	350	36,771
Eli Lilly & Co. (Pharmaceuticals)	1,106	93,413
Emerson Electric Co. (Electrical Equipment)	728	50,734
Entergy Corp. (Electric Utilities)	210	17,092
Envision Healthcare Corp.* (Health Care Providers & Services)	140	4,838
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	658	71,005
EQT Corp. (Oil, Gas & Consumable Fuels)	280	15,938
Equifax, Inc. (Professional Services)	140	16,509
Equinix, Inc. (Equity Real Estate Investment Trusts)	84	38,070
Equity Residential (Equity Real Estate Investment Trusts)	420	26,783
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	70	16,896
Everest Re Group, Ltd. (Insurance)	42	9,293
Eversource Energy (Electric Utilities)	364	22,998
Exelon Corp. (Electric Utilities)	1,092	43,036
Expedia, Inc. (Internet & Direct Marketing Retail)	140	16,768
Expeditors International of Washington, Inc. (Air Freight & Logistics)	196	12,679
Express Scripts Holding Co.* (Health Care Providers & Services)	644	48,068
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	140	12,243
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	4,830	403,980
F5 Networks, Inc.* (Communications Equipment)	70	9,185
Facebook, Inc.*—Class A (Internet Software & Services)	2,716	479,266
Fastenal Co. (Trading Companies & Distributors)	322	17,610
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	84	11,156
FedEx Corp. (Air Freight & Logistics)	280	69,871

See accompanying notes to financial statements.

294 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares		Value
Fidelity National Information Services, Inc. (IT Services)	378		$35,566
Fifth Third Bancorp (Banks)	798		24,211
First Horizon National Corp. (Banks)	—	(a)	6
FirstEnergy Corp. (Electric Utilities)	504		15,432
Fiserv, Inc.* (IT Services)	238		31,209
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	154		7,179
Flowserve Corp. (Machinery)	154		6,488
Fluor Corp. (Construction & Engineering)	154		7,954
FMC Corp. (Chemicals)	154		14,578
Foot Locker, Inc. (Specialty Retail)	140		6,563
Ford Motor Co. (Automobiles)	4,452		55,605
Fortive Corp. (Machinery)	350		25,323
Fortune Brands Home & Security, Inc. (Building Products)	182		12,456
Franklin Resources, Inc. (Capital Markets)	378		16,379
Freeport-McMoRan, Inc.* (Metals & Mining)	1,540		29,199
Garmin, Ltd. (Household Durables)	126		7,506
Gartner, Inc.* (IT Services)	98		12,069
General Dynamics Corp. (Aerospace & Defense)	322		65,511
General Electric Co. (Industrial Conglomerates)	9,884		172,476
General Mills, Inc. (Food Products)	644		38,183
General Motors Co. (Automobiles)	1,456		59,682
Genuine Parts Co. (Distributors)	168		15,961
GGP, Inc. (Equity Real Estate Investment Trusts)	714		16,700
Gilead Sciences, Inc. (Biotechnology)	1,484		106,314
Global Payments, Inc. (IT Services)	182		18,244
H & R Block, Inc. (Diversified Consumer Services)	238		6,240
Halliburton Co. (Energy Equipment & Services)	994		48,577
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	420		8,782
Harley-Davidson, Inc. (Automobiles)	196		9,972
Harris Corp. (Communications Equipment)	140		19,831
Hartford Financial Services Group, Inc. (Insurance)	406		22,850
Hasbro, Inc. (Leisure Products)	126		11,452
HCA Holdings, Inc.* (Health Care Providers & Services)	322		28,284
HCP, Inc. (Equity Real Estate Investment Trusts)	532		13,875
Helmerich & Payne, Inc. (Energy Equipment & Services)	126		8,145
Henry Schein, Inc.* (Health Care Providers & Services)	182		12,718
Hess Corp. (Oil, Gas & Consumable Fuels)	308		14,621
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	1,820		26,135
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	224		17,889
Hologic, Inc.* (Health Care Equipment & Supplies)	308		13,167
Honeywell International, Inc. (Industrial Conglomerates)	868		133,116
Hormel Foods Corp. (Food Products)	308		11,208
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	840		16,674
HP, Inc. (Technology Hardware, Storage & Peripherals)	1,904		40,003
Humana, Inc. (Health Care Providers & Services)	168		41,676
Huntington Bancshares, Inc. (Banks)	1,232		17,938
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	98		15,325
IHS Markit, Ltd.* (Professional Services)	420		18,963
Illinois Tool Works, Inc. (Machinery)	350		58,398
Illumina, Inc.* (Life Sciences Tools & Services)	168		36,706
Incyte Corp.* (Biotechnology)	196		18,563
Ingersoll-Rand PLC (Machinery)	280		24,973
Intel Corp. (Semiconductors & Semiconductor Equipment)	5,334		246,216
Intercontinental Exchange, Inc. (Capital Markets)	672		47,416
International Business Machines Corp. (IT Services)	980		150,352
International Flavors & Fragrances, Inc. (Chemicals)	84		12,819
International Paper Co. (Containers & Packaging)	476		27,579
Intuit, Inc. (Software)	280		44,178
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	126		45,982
Invesco, Ltd. (Capital Markets)	462		16,881
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	168		16,447
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	308		11,621
J.B. Hunt Transport Services, Inc. (Road & Rail)	98		11,268
Jacobs Engineering Group, Inc. (Construction & Engineering)	140		9,235
Johnson & Johnson (Pharmaceuticals)	3,066		428,382
Johnson Controls International PLC (Building Products)	1,050		40,016
JPMorgan Chase & Co. (Banks)	3,962		423,697
Juniper Networks, Inc. (Communications Equipment)	434		12,369
Kansas City Southern Industries, Inc. (Road & Rail)	112		11,785
Kellogg Co. (Food Products)	280		19,034
KeyCorp (Banks)	1,232		24,849
Kimberly-Clark Corp. (Household Products)	406		48,988
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	490		8,894
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,184		39,465
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	182		19,123
Kohl’s Corp. (Multiline Retail)	196		10,629
L Brands, Inc. (Specialty Retail)	280		16,862
L3 Technologies, Inc. (Aerospace & Defense)	84		16,619
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	112		17,865
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	182		33,501
Leggett & Platt, Inc. (Household Durables)	154		7,350
Lennar Corp.—Class A (Household Durables)	238		15,051
Leucadia National Corp. (Diversified Financial Services)	364		9,642
Lincoln National Corp. (Insurance)	252		19,371
LKQ Corp.* (Distributors)	350		14,235
Lockheed Martin Corp. (Aerospace & Defense)	280		89,894
Loews Corp. (Insurance)	308		15,409
Lowe’s Cos., Inc. (Specialty Retail)	952		88,479
LyondellBasell Industries N.V.—Class A (Chemicals)	364		40,156
M&T Bank Corp. (Banks)	168		28,726
Macy’s, Inc. (Multiline Retail)	350		8,817
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	966		16,354
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	560		36,949
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	350		47,540

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 295

Common Stocks, continued

	Shares	Value
Marsh & McLennan Cos., Inc. (Insurance)	588	$47,857
Martin Marietta Materials, Inc. (Construction Materials)	70	15,473
Masco Corp. (Building Products)	364	15,994
MasterCard, Inc.—Class A (IT Services)	1,064	161,047
Mattel, Inc. (Leisure Products)	392	6,029
McCormick & Co., Inc. (Food Products)	140	14,267
McDonald’s Corp. (Hotels, Restaurants & Leisure)	910	156,628
McKesson Corp. (Health Care Providers & Services)	238	37,116
Medtronic PLC (Health Care Equipment & Supplies)	1,540	124,355
Merck & Co., Inc. (Pharmaceuticals)	3,122	175,675
MetLife, Inc. (Insurance)	1,204	60,874
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	28	17,347
MGM Resorts International (Hotels, Restaurants & Leisure)	574	19,166
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	168	10,576
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	266	23,376
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	1,316	54,114
Microsoft Corp. (Software)	8,792	752,068
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	126	12,671
Mohawk Industries, Inc.* (Household Durables)	70	19,313
Molson Coors Brewing Co.—Class B (Beverages)	210	17,235
Mondelez International, Inc.—Class A (Food Products)	1,708	73,101
Monsanto Co. (Chemicals)	504	58,857
Monster Beverage Corp.* (Beverages)	476	30,126
Moody’s Corp. (Capital Markets)	196	28,932
Morgan Stanley (Capital Markets)	1,582	83,008
Motorola Solutions, Inc. (Communications Equipment)	182	16,442
Mylan N.V.* (Pharmaceuticals)	616	26,063
National Oilwell Varco, Inc. (Energy Equipment & Services)	434	15,633
Navient Corp. (Consumer Finance)	294	3,916
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	308	17,039
Netflix, Inc.* (Internet & Direct Marketing Retail)	490	94,060
Newell Rubbermaid, Inc. (Household Durables)	560	17,304
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	224	7,063
Newmont Mining Corp. (Metals & Mining)	602	22,587
News Corp.—Class A (Media)	434	7,035
News Corp.—Class B (Media)	140	2,324
NextEra Energy, Inc. (Electric Utilities)	532	83,093
Nielsen Holdings PLC (Professional Services)	378	13,759
Nike, Inc.—Class B (Textiles, Apparel & Luxury Goods)	1,498	93,700
NiSource, Inc. (Multi-Utilities)	378	9,703
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	560	16,318
Nordstrom, Inc. (Multiline Retail)	126	5,970
Norfolk Southern Corp. (Road & Rail)	322	46,658
Northern Trust Corp. (Capital Markets)	238	23,774
Northrop Grumman Corp. (Aerospace & Defense)	196	60,154
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	210	11,183
NRG Energy, Inc. (Independent Power & Renewable Electricity Producers)	350	9,968
Nucor Corp. (Metals & Mining)	364	23,143
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	686	132,740
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	868	63,937
Omnicom Group, Inc. (Media)	266	19,373
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	434	23,197
Oracle Corp. (Software)	3,472	164,156
O’Reilly Automotive, Inc.* (Specialty Retail)	98	23,573
PACCAR, Inc. (Machinery)	406	28,858
Packaging Corp. of America (Containers & Packaging)	112	13,502
Parker-Hannifin Corp. (Machinery)	154	30,735
Patterson Cos., Inc. (Health Care Providers & Services)	98	3,541
Paychex, Inc. (IT Services)	364	24,781
PayPal Holdings, Inc.* (IT Services)	1,288	94,823
Pentair PLC (Machinery)	182	12,853
People’s United Financial, Inc. (Banks)	392	7,330
PepsiCo, Inc. (Beverages)	1,624	194,750
PerkinElmer, Inc. (Life Sciences Tools & Services)	126	9,213
Perrigo Co. PLC (Pharmaceuticals)	154	13,423
Pfizer, Inc. (Pharmaceuticals)	6,790	245,934
PG&E Corp. (Electric Utilities)	588	26,360
Philip Morris International, Inc. (Tobacco)	1,764	186,366
Phillips 66 (Oil, Gas & Consumable Fuels)	490	49,564
Pinnacle West Capital Corp. (Electric Utilities)	126	10,733
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	196	33,879
PNC Financial Services Group, Inc. (Banks)	546	78,782
PPG Industries, Inc. (Chemicals)	294	34,345
PPL Corp. (Electric Utilities)	784	24,265
Praxair, Inc. (Chemicals)	322	49,807
Principal Financial Group, Inc. (Insurance)	308	21,732
Prologis, Inc. (Equity Real Estate Investment Trusts)	602	38,835
Prudential Financial, Inc. (Insurance)	490	56,340
Public Service Enterprise Group, Inc. (Multi-Utilities)	574	29,561
Public Storage (Equity Real Estate Investment Trusts)	168	35,112
PulteGroup, Inc. (Household Durables)	308	10,241
PVH Corp. (Textiles, Apparel & Luxury Goods)	84	11,526
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	140	9,324
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,680	107,554
Quanta Services, Inc.* (Construction & Engineering)	182	7,118
Quest Diagnostics, Inc. (Health Care Providers & Services)	154	15,167
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	70	7,258
Range Resources Corp. (Oil, Gas & Consumable Fuels)	252	4,299
Raymond James Financial, Inc. (Capital Markets)	140	12,502
Raytheon Co. (Aerospace & Defense)	336	63,118
Realty Income Corp. (Equity Real Estate Investment Trusts)	322	18,360
Red Hat, Inc.* (Software)	196	23,540
Regency Centers Corp. (Equity Real Estate Investment Trusts)	168	11,622

See accompanying notes to financial statements.

296 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	84	$31,581
Regions Financial Corp. (Banks)	1,316	22,740
Republic Services, Inc.—Class A (Commercial Services & Supplies)	266	17,984
ResMed, Inc. (Health Care Equipment & Supplies)	168	14,228
Robert Half International, Inc. (Professional Services)	140	7,776
Rockwell Automation, Inc. (Electrical Equipment)	140	27,489
Rockwell Collins, Inc. (Aerospace & Defense)	182	24,683
Roper Technologies, Inc. (Industrial Conglomerates)	112	29,008
Ross Stores, Inc. (Specialty Retail)	434	34,829
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	196	23,379
S&P Global, Inc. (Capital Markets)	294	49,804
Salesforce.com, Inc.* (Software)	784	80,148
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	140	22,870
SCANA Corp. (Multi-Utilities)	168	6,683
Schlumberger, Ltd. (Energy Equipment & Services)	1,582	106,610
Scripps Networks Interactive, Inc.—Class A (Media)	112	9,563
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	336	14,058
Sealed Air Corp. (Containers & Packaging)	210	10,353
Sempra Energy (Multi-Utilities)	280	29,937
Signet Jewelers, Ltd. (Specialty Retail)	70	3,959
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	350	60,110
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	210	19,940
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	112	11,304
Snap-on, Inc. (Machinery)	70	12,201
Southwest Airlines Co. (Airlines)	616	40,317
Stanley Black & Decker, Inc. (Machinery)	168	28,508
Starbucks Corp. (Hotels, Restaurants & Leisure)	1,624	93,266
State Street Corp. (Capital Markets)	420	40,996
Stericycle, Inc.* (Commercial Services & Supplies)	98	6,663
Stryker Corp. (Health Care Equipment & Supplies)	364	56,362
SunTrust Banks, Inc. (Banks)	546	35,266
Symantec Corp. (Software)	700	19,642
Synchrony Financial (Consumer Finance)	840	32,432
Synopsys, Inc.* (Software)	168	14,320
Sysco Corp. (Food & Staples Retailing)	546	33,159
T. Rowe Price Group, Inc. (Capital Markets)	280	29,380
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	322	14,242
Target Corp. (Multiline Retail)	616	40,194
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	406	38,587
TechnipFMC PLC (Energy Equipment & Services)	504	15,780
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,120	116,973
Textron, Inc. (Aerospace & Defense)	294	16,637
The AES Corp. (Independent Power & Renewable Electricity Producers)	756	8,187
The Allstate Corp. (Insurance)	406	42,512
The Bank of New York Mellon Corp. (Capital Markets)	1,162	62,585
The Boeing Co. (Aerospace & Defense)	644	189,922
The Charles Schwab Corp. (Capital Markets)	1,358	69,760
The Clorox Co. (Household Products)	154	22,906
The Coca-Cola Co. (Beverages)	4,368	200,404
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	56	12,201
The Estee Lauder Cos., Inc.—Class A (Personal Products)	252	32,065
The Gap, Inc. (Specialty Retail)	252	8,583
The Goldman Sachs Group, Inc. (Capital Markets)	406	103,432
The Goodyear Tire & Rubber Co. (Auto Components)	280	9,047
The Hershey Co. (Food Products)	154	17,481
The Home Depot, Inc. (Specialty Retail)	1,330	252,075
The Interpublic Group of Cos., Inc. (Media)	448	9,032
The JM Smucker Co.—Class A (Food Products)	126	15,654
The Kraft Heinz Co. (Food Products)	686	53,343
The Kroger Co. (Food & Staples Retailing)	1,008	27,670
The Macerich Co. (Equity Real Estate Investment Trusts)	126	8,276
The Mosaic Co. (Chemicals)	406	10,418
The NASDAQ OMX Group, Inc. (Capital Markets)	126	9,681
The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	56	97,313
The Procter & Gamble Co. (Household Products)	2,912	267,554
The Progressive Corp. (Insurance)	658	37,059
The Sherwin-Williams Co. (Chemicals)	98	40,184
The Southern Co. (Electric Utilities)	1,148	55,207
The TJX Cos., Inc. (Specialty Retail)	728	55,663
The Travelers Cos., Inc. (Insurance)	308	41,777
The Walt Disney Co. (Media)	1,722	185,132
The Western Union Co. (IT Services)	518	9,847
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	938	28,600
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	462	87,725
Tiffany & Co. (Specialty Retail)	112	11,642
Time Warner, Inc. (Media)	882	80,677
Torchmark Corp. (Insurance)	126	11,429
Total System Services, Inc. (IT Services)	196	15,502
Tractor Supply Co. (Specialty Retail)	140	10,465
TransDigm Group, Inc. (Aerospace & Defense)	56	15,379
TripAdvisor, Inc.* (Internet & Direct Marketing Retail)	126	4,342
Twenty-First Century Fox, Inc.—Class A (Media)	1,204	41,574
Twenty-First Century Fox, Inc.—Class B (Media)	504	17,196
Tyson Foods, Inc.—Class A (Food Products)	336	27,240
U.S. Bancorp (Banks)	1,792	96,015
UDR, Inc. (Equity Real Estate Investment Trusts)	308	11,864
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	70	15,656
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	210	3,030
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	210	2,797
Union Pacific Corp. (Road & Rail)	896	120,153
United Continental Holdings, Inc.* (Airlines)	294	19,816
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	784	93,414
United Rentals, Inc.* (Trading Companies & Distributors)	98	16,847
United Technologies Corp. (Aerospace & Defense)	840	107,159
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,106	243,830

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 297

Common Stocks, continued

	Shares	Value
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	98	$11,108
Unum Group (Insurance)	252	13,832
V.F. Corp. (Textiles, Apparel & Luxury Goods)	378	27,972
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	504	46,323
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	98	10,893
Ventas, Inc. (Equity Real Estate Investment Trusts)	406	24,364
VeriSign, Inc.* (Internet Software & Services)	98	11,215
Verisk Analytics, Inc.*—Class A (Professional Services)	182	17,472
Verizon Communications, Inc. (Diversified Telecommunication Services)	4,648	246,019
Vertex Pharmaceuticals, Inc.* (Biotechnology)	294	44,059
Viacom, Inc.—Class B (Media)	406	12,509
Visa, Inc.—Class A (IT Services)	2,072	236,248
Vornado Realty Trust (Equity Real Estate Investment Trusts)	196	15,323
Vulcan Materials Co. (Construction Materials)	154	19,769
W.W. Grainger, Inc. (Trading Companies & Distributors)	56	13,230
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	994	72,184
Wal-Mart Stores, Inc. (Food & Staples Retailing)	1,666	164,517
Waste Management, Inc. (Commercial Services & Supplies)	462	39,871
Waters Corp.* (Life Sciences Tools & Services)	84	16,228
WEC Energy Group, Inc. (Multi-Utilities)	364	24,181
Wells Fargo & Co. (Banks)	5,054	306,627
Welltower, Inc. (Equity Real Estate Investment Trusts)	420	26,783
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	336	26,722
WestRock Co. (Containers & Packaging)	294	18,584
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	854	30,112
Whirlpool Corp. (Household Durables)	84	14,166
Willis Towers Watson PLC (Insurance)	154	23,206
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	112	12,977
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	98	16,522
Xcel Energy, Inc. (Electric Utilities)	574	27,615
Xerox Corp. (Technology Hardware, Storage & Peripherals)	238	6,938
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	280	18,878
XL Group, Ltd. (Insurance)	294	10,337
Xylem, Inc. (Machinery)	210	14,322
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	378	30,849
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	224	27,030
Zions Bancorp (Banks)	224	11,386
Zoetis, Inc. (Pharmaceuticals)	560	40,342
TOTAL COMMON STOCKS (Cost $19,672,670)		26,003,290

Repurchase Agreements(b)(c) (15.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $5,301,746	$5,301,000	$5,301,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,301,000)		5,301,000
TOTAL INVESTMENT SECURITIES (Cost $24,973,670)—89.5%		31,304,290
Net other assets (liabilities)—10.5%		3,690,463
NET ASSETS—100.0%		$34,994,753

*                      Non-income producing security.

(a)              Number of shares is less than 0.50

(b)              A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $2,263,000.

(c)               The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	16	3/19/18	$2,105,552	$2,142,000	$36,448

See accompanying notes to financial statements.

298 :: ProFund VP UltraBull :: Financial Statements

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
S&P 500	Goldman Sachs International	1/29/18	2.03%	$6,676,009	$6,653,587	$(21,498)
SDPR S&P 500 ETF	Goldman Sachs International	1/29/18	1.78%	3,812,573	3,806,016	(6,936)
				10,488,582	10,459,603	(28,434)

S&P 500	UBS AG	1/29/18	1.88%	24,886,812	24,865,292	(20,149)
SDPR S&P 500 ETF	UBS AG	1/29/18	1.58%	6,246,056	6,241,713	(4,541)
				31,132,868	31,107,005	(24,690)
				$41,621,450	$41,566,608	$(53,124)

(1)              Agreements may be terminated at will by either party without penalty.

(2)              Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

ProFund VP UltraBull invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$662,047	2.0%
Air Freight & Logistics	189,684	0.5%
Airlines	137,471	0.4%
Auto Components	46,619	0.1%
Automobiles	125,259	0.4%
Banks	1,713,112	4.9%
Beverages	523,080	1.5%
Biotechnology	719,633	2.1%
Building Products	87,672	0.3%
Capital Markets	797,506	2.3%
Chemicals	575,397	1.6%
Commercial Services & Supplies	79,789	0.2%
Communications Equipment	273,916	0.8%
Construction & Engineering	24,307	0.1%
Construction Materials	35,242	0.1%
Consumer Finance	205,056	0.6%
Containers & Packaging	96,641	0.3%
Distributors	30,196	0.1%
Diversified Consumer Services	6,240	NM
Diversified Financial Services	445,330	1.3%
Diversified Telecommunication Services	536,627	1.5%
Electric Utilities	469,389	1.3%
Electrical Equipment	144,713	0.4%
Electronic Equipment, Instruments & Components	108,294	0.3%
Energy Equipment & Services	210,249	0.6%
Equity Real Estate Investment Trusts	733,590	2.1%
Food & Staples Retailing	475,579	1.4%
Food Products	323,504	0.9%
Health Care Equipment & Supplies	697,799	2.0%
Health Care Providers & Services	726,341	2.1%
Health Care Technology	24,530	0.1%
Hotels, Restaurants & Leisure	481,598	1.4%
Household Durables	110,951	0.3%
Household Products	429,550	1.2%
Independent Power & Renewable Electricity Producers	18,155	0.1%
Industrial Conglomerates	496,064	1.4%
Insurance	687,456	2.0%
Internet & Direct Marketing Retail	752,778	2.2%
Internet Software & Services	1,265,151	3.6%
IT Services	1,053,838	3.0%
Leisure Products	17,481	NM
Life Sciences Tools & Services	208,043	0.6%
Machinery	456,051	1.3%
Media	719,329	2.1%
Metals & Mining	74,929	0.2%
Multiline Retail	121,499	0.3%
Multi-Utilities	257,440	0.7%
Oil, Gas & Consumable Fuels	1,372,162	3.9%
Personal Products	42,646	0.1%
Pharmaceuticals	1,199,168	3.3%
Professional Services	74,479	0.2%
Real Estate Management & Development	15,159	NM
Road & Rail	246,084	0.7%
Semiconductors & Semiconductor Equipment	1,009,727	2.9%
Software	1,369,164	4.0%
Specialty Retail	590,238	1.7%
Technology Hardware, Storage & Peripherals	1,121,229	3.2%
Textiles, Apparel & Luxury Goods	179,883	0.5%
Tobacco	341,326	1.0%
Trading Companies & Distributors	47,687	0.1%
Water Utilities	19,213	0.1%
Other**	8,991,463	25.6%
Total	$34,994,753	100.0%

**               Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM              Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 299

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$24,973,670
Securities, at value	26,003,290
Repurchase agreements, at value	5,301,000
Total Investment Securities, at value	31,304,290
Cash	893
Segregated cash balances for futures contracts with brokers	79,200
Dividends and interest receivable	19,183
Receivable for capital shares issued	18,632,147
Receivable for investments sold	11,980
Prepaid expenses	1,330
TOTAL ASSETS	50,049,023
LIABILITIES:
Payable for investments purchased	14,862,500
Payable for capital shares redeemed	77,107
Unrealized loss on swap agreements	53,124
Variation margin on futures contracts	6,560
Advisory fees payable	18,109
Management services fees payable	2,414
Administration fees payable	815
Administrative services fees payable	5,680
Distribution fees payable	8,601
Trustee fees payable	9
Transfer agency fees payable	1,254
Fund accounting fees payable	968
Compliance services fees payable	111
Other accrued expenses	17,018
TOTAL LIABILITIES	15,054,270
NET ASSETS	$34,994,753
NET ASSETS CONSIST OF:
Capital	$18,868,893
Accumulated net investment income (loss)	2,854
Accumulated net realized gains (losses) on investments	9,809,062
Net unrealized appreciation (depreciation) on investments	6,313,944
NET ASSETS	$34,994,753
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,369,549
Net Asset Value (offering and redemption price per share)	$14.77

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$321,194
Interest	81,895
TOTAL INVESTMENT INCOME	403,089
EXPENSES:
Advisory fees	204,421
Management services fees	27,256
Administration fees	10,010
Transfer agency fees	14,422
Administrative services fees	38,050
Distribution fees	68,140
Custody fees	4,246
Fund accounting fees	14,739
Trustee fees	794
Compliance services fees	144
Audit fees	22,928
Other fees	15,645
Recoupment of prior expenses reduced by the Advisor	15,815
TOTAL NET EXPENSES	436,610
NET INVESTMENT INCOME (LOSS)	(33,521)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,080,374
Net realized gains (losses) on futures contracts	438,541
Net realized gains (losses) on swap agreements	8,551,671
Change in net unrealized appreciation/depreciation on investment securities	1,660,330
Change in net unrealized appreciation/depreciation on futures contracts	66,213
Change in net unrealized appreciation/depreciation on swap agreements	290,333
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	13,087,462
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,053,941

See accompanying notes to financial statements.

300 :: ProFund VP UltraBull :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(33,521)	$(43,861)
Net realized gains (losses) on investments	11,070,586	5,043,439
Change in net unrealized appreciation/depreciation on investments	2,016,876	125,988
Change in net assets resulting from operations	13,053,941	5,125,566
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(4,217,255)	(2,636,927)
Change in net assets resulting from distributions	(4,217,255)	(2,636,927)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,220,298,594	979,407,433
Distributions reinvested	4,217,255	2,206,464
Value of shares redeemed	(1,252,109,535)	(959,031,073)
Change in net assets resulting from capital transactions	(27,593,686)	22,582,824
Change in net assets	(18,757,000)	25,071,463
NET ASSETS:
Beginning of period	53,751,753	28,680,290
End of period	$34,994,753	$53,751,753
Accumulated net investment income (loss)	$2,854	$1,216
SHARE TRANSACTIONS:
Issued	82,020,940	72,022,881
Reinvested	313,085	171,176
Redeemed	(83,952,365)	(70,260,618)
Change in shares	(1,618,340)	1,933,439

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraBull :: 301

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$13.48	$13.96	$16.50	$19.63	$13.42

Investment Activities:
Net investment income (loss)(a)	(0.02)	(0.03)	(0.05)	(0.06)	(0.08)
Net realized and unrealized gains (losses) on investments	5.18	2.49	(0.27)	3.73	8.47
Total income (loss) from investment activities	5.16	2.46	(0.32)	3.67	8.39

Distributions to Shareholders From:

Net realized gains on investments	(3.87)	(2.94)	(2.22)	(6.80)	(2.18)

Net Asset Value, End of Period	$14.77	$13.48	$13.96	$16.50	$19.63

Total Return	41.02%	18.60%	(2.88)%	23.24%	68.05%

Ratios to Average Net Assets:
Gross expenses	1.60%	1.68%	1.68%	1.78%	1.79%
Net expenses	1.60%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.12)%	(0.20)%	(0.35)%	(0.38)%	(0.50)%

Supplemental Data:
Net assets, end of period (000’s)	$34,995	$53,752	$28,680	$67,317	$35,757
Portfolio turnover rate(b)	2,993%	2,888%	2,578%	2,750%	1,884%

(a)    Per share net investment income (loss) has been calculated using the average daily shares method.

(b)    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

302 :: ProFund VP UltraMid-Cap :: Management Discussion of Fund Performance

ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the S&P MidCap 400® (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of 28.86%. For the same period, the Index had a total return of 16.24%(1) and a volatility of 17.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the Index through a process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP UltraMid-Cap	28.86%	26.01%	11.36%
S&P MidCap 400	16.24%	15.01%	9.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraMid-Cap	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Futures Contracts	12%
Swap Agreements	117%
Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NVR, Inc.	0.9%
Take-Two Interactive Software, Inc.	0.5%
SVB Financial Group	0.5%
MSCI, Inc.	0.5%
Teleflex, Inc.	0.4%

S&P MidCap 400 — Composition

% of Index
Information Technology	18%
Financials	17%
Industrials	16%
Consumer Discretionary	12%
Real Estate	9%
Health Care	8%
Materials	7%
Utilities	5%
Energy	4%
Consumer Staples	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraMid-Cap :: 303

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (70.6%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	1,188	$10,264
Aaron’s, Inc. (Specialty Retail)	660	26,301
ABIOMED, Inc.* (Health Care Equipment & Supplies)	396	74,214
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	858	27,997
ACI Worldwide, Inc.* (Software)	1,188	26,932
Acxiom Corp.* (IT Services)	792	21,828
Adtalem Global Education, Inc.* (Diversified Consumer Services)	594	24,978
AECOM Technology Corp.* (Construction & Engineering)	1,584	58,846
AGCO Corp. (Machinery)	660	47,144
Akorn, Inc.* (Pharmaceuticals)	924	29,781
Alexander & Baldwin, Inc. (Real Estate Management & Development)	462	12,816
Alleghany Corp.* (Insurance)	132	78,684
Allegheny Technologies, Inc.* (Metals & Mining)	1,254	30,272
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	1,848	26,888
AMC Networks, Inc.*—Class A (Media)	528	28,554
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,386	56,868
American Eagle Outfitters, Inc. (Specialty Retail)	1,716	32,261
American Financial Group, Inc. (Insurance)	726	78,800
AptarGroup, Inc. (Containers & Packaging)	660	56,944
Aqua America, Inc. (Water Utilities)	1,782	69,908
ARRIS International PLC* (Communications Equipment)	1,782	45,780
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	924	74,299
Ashland Global Holdings, Inc. (Chemicals)	660	46,992
Aspen Insurance Holdings, Ltd. (Insurance)	594	24,116
Associated Banc-Corp. (Banks)	1,518	38,557
Atmos Energy Corp. (Gas Utilities)	1,122	96,368
AutoNation, Inc.* (Specialty Retail)	594	30,490
Avis Budget Group, Inc.* (Road & Rail)	726	31,857
Avnet, Inc. (Electronic Equipment, Instruments & Components)	1,254	49,683
Avon Products, Inc.* (Personal Products)	4,488	9,649
BancorpSouth Bank (Banks)	858	26,984
Bank of Hawaii Corp. (Banks)	462	39,593
Bank of the Ozarks, Inc. (Banks)	1,254	60,756
Bed Bath & Beyond, Inc. (Specialty Retail)	1,452	31,929
Belden, Inc. (Electronic Equipment, Instruments & Components)	396	30,559
Bemis Co., Inc. (Containers & Packaging)	924	44,158
Big Lots, Inc. (Multiline Retail)	462	25,941
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	198	47,257
Bio-Techne Corp. (Life Sciences Tools & Services)	396	51,302
Bioverativ, Inc.* (Biotechnology)	1,122	60,498
Black Hills Corp. (Multi-Utilities)	528	31,738
Blackbaud, Inc. (Software)	462	43,654
Brinker International, Inc. (Hotels, Restaurants & Leisure)	462	17,944
Broadridge Financial Solutions, Inc. (IT Services)	1,188	107,608
Brown & Brown, Inc. (Insurance)	1,188	61,134
Brunswick Corp. (Leisure Products)	924	51,023
Buffalo Wild Wings, Inc.* (Hotels, Restaurants & Leisure)	132	20,638
Cable One, Inc. (Media)	66	46,421
Cabot Corp. (Chemicals)	660	40,649
CalAtlantic Group, Inc. (Household Durables)	792	44,661
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	2,046	24,859
Camden Property Trust (Equity Real Estate Investment Trusts)	924	85,062
Carlisle Cos., Inc. (Industrial Conglomerates)	660	75,009
Carpenter Technology Corp. (Metals & Mining)	462	23,557
Cars.com, Inc.* (Internet Software & Services)	726	20,938
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	462	54,280
Casey’s General Stores, Inc. (Food & Staples Retailing)	396	44,328
Catalent, Inc.* (Pharmaceuticals)	1,320	54,226
Cathay General Bancorp, Inc. (Banks)	792	33,399
CDK Global, Inc. (Software)	1,320	94,090
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	462	50,566
Chemical Financial Corp. (Banks)	726	38,819
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	132	30,716
Ciena Corp.* (Communications Equipment)	1,452	30,390
Cinemark Holdings, Inc. (Media)	1,056	36,770
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	660	34,228
Clean Harbors, Inc.* (Commercial Services & Supplies)	528	28,618
CNO Financial Group, Inc. (Insurance)	1,716	42,368
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	2,112	30,899
Cognex Corp. (Electronic Equipment, Instruments & Components)	1,782	108,988
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	264	74,506
Commerce Bancshares, Inc. (Banks)	924	51,596
Commercial Metals Co. (Metals & Mining)	1,188	25,328
CommVault Systems, Inc.* (Software)	462	24,255
Compass Minerals International, Inc. (Metals & Mining)	330	23,843
Convergys Corp. (IT Services)	924	21,714
Cooper Tire & Rubber Co. (Auto Components)	528	18,665
Copart, Inc.* (Commercial Services & Supplies)	2,046	88,366
Core Laboratories N.V. (Energy Equipment & Services)	462	50,612
Corecivic, Inc. (Equity Real Estate Investment Trusts)	1,188	26,730
CoreLogic, Inc.* (IT Services)	858	39,648
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	330	37,587
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	990	28,908
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	4,290	39,683
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	264	41,947
Crane Co. (Machinery)	528	47,108
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	990	36,769
Cullen/Frost Bankers, Inc. (Banks)	594	56,222

See accompanying notes to financial statements.

304  :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Curtiss-Wright Corp. (Aerospace & Defense)	462	$56,295
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	3,366	51,298
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	924	55,006
Dana Holding Corp. (Auto Components)	1,452	46,479
DCT Industrial Trust, Inc. (Equity Real Estate Investment Trusts)	924	54,313
Dean Foods Co. (Food Products)	924	10,681
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	330	26,483
Delphi Technologies PLC* (Auto Components)	924	48,482
Deluxe Corp. (Commercial Services & Supplies)	462	35,500
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	660	12,269
Dick’s Sporting Goods, Inc. (Specialty Retail)	858	24,659
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	792	12,949
Dillard’s, Inc.—Class A (Multiline Retail)	198	11,890
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	462	87,301
Domtar Corp. (Paper & Forest Products)	660	32,683
Donaldson Co., Inc. (Machinery)	1,320	64,614
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,650	67,749
Dril-Quip, Inc.* (Energy Equipment & Services)	396	18,889
DST Systems, Inc. (IT Services)	594	36,870
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)	924	59,571
Dycom Industries, Inc.* (Construction & Engineering)	330	36,772
Eagle Materials, Inc. (Construction Materials)	462	52,345
East West Bancorp, Inc. (Banks)	1,452	88,325
Eaton Vance Corp. (Capital Markets)	1,188	66,991
Edgewell Personal Care Co.* (Personal Products)	594	35,278
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)	792	27,657
EMCOR Group, Inc. (Construction & Engineering)	594	48,560
Endo International PLC* (Pharmaceuticals)	2,046	15,857
Energen Corp.* (Oil, Gas & Consumable Fuels)	990	56,994
Energizer Holdings, Inc. (Household Products)	594	28,500
EnerSys (Electrical Equipment)	396	27,573
Ensco PLCADR—Class A (Energy Equipment & Services)	4,422	26,134
EPR Properties (Equity Real Estate Investment Trusts)	660	43,204
Esterline Technologies Corp.* (Aerospace & Defense)	264	19,721
F.N.B. Corp. (Banks)	3,300	45,606
FactSet Research Systems, Inc. (Capital Markets)	396	76,333
Fair Isaac Corp. (Software)	330	50,556
Federated Investors, Inc.—Class B (Capital Markets)	990	35,719
First American Financial Corp. (Insurance)	1,122	62,877
First Horizon National Corp. (Banks)	3,300	65,967
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,188	37,386
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	858	57,932
Flowers Foods, Inc. (Food Products)	1,848	35,685
Fortinet, Inc.* (Software)	1,518	66,321
Fulton Financial Corp. (Banks)	1,782	31,898
GameStop Corp.—Class A (Specialty Retail)	1,056	18,955
GATX Corp. (Trading Companies & Distributors)	396	24,615
Genesee & Wyoming, Inc.*—Class A (Road & Rail)	594	46,766
Gentex Corp. (Auto Components)	2,904	60,838
Genworth Financial, Inc.*—Class A (Insurance)	5,082	15,805
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	726	29,839
Graco, Inc. (Machinery)	1,782	80,582
Graham Holdings Co.—Class B (Diversified Consumer Services)	66	36,851
Granite Construction, Inc. (Construction & Engineering)	396	25,118
Great Plains Energy, Inc. (Electric Utilities)	2,178	70,219
Greif, Inc.—Class A (Containers & Packaging)	264	15,993
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	1,650	21,054
Halyard Health, Inc.* (Health Care Equipment & Supplies)	462	21,335
Hancock Holding Co. (Banks)	858	42,471
Hawaiian Electric Industries, Inc. (Electric Utilities)	1,122	40,560
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,254	40,278
HealthSouth Corp. (Health Care Providers & Services)	990	48,916
Helen of Troy, Ltd.* (Household Durables)	264	25,436
Herman Miller, Inc. (Commercial Services & Supplies)	594	23,790
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,056	53,761
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	660	55,631
HNI Corp. (Commercial Services & Supplies)	462	17,819
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	1,782	91,273
Home BancShares, Inc. (Banks)	1,584	36,828
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	1,650	49,253
Hubbell, Inc. (Electrical Equipment)	528	71,460
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	462	108,892
IDACORP, Inc. (Electric Utilities)	528	48,238
IDEX Corp. (Machinery)	792	104,520
ILG, Inc. (Hotels, Restaurants & Leisure)	1,056	30,075
INC Research Holdings, Inc.*—Class A (Life Sciences Tools & Services)	594	25,898
Ingredion, Inc. (Food Products)	726	101,495
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	1,320	39,244
Interactive Brokers Group, Inc.—Class A (Capital Markets)	726	42,986
InterDigital, Inc. (Communications Equipment)	330	25,130
International Bancshares Corp. (Banks)	528	20,962
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	264	10,520
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	396	84,795
ITT, Inc. (Machinery)	924	49,314
j2 Global, Inc. (Internet Software & Services)	462	34,664
Jabil, Inc. (Electronic Equipment, Instruments & Components)	1,782	46,778
Jack Henry & Associates, Inc. (IT Services)	792	92,632

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 305

Common Stocks, continued

	Shares	Value
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	330	$32,376
Janus Henderson Group PLC (Capital Markets)	1,848	70,704
JBG Smith Properties (Equity Real Estate Investment Trusts)	924	32,091
JetBlue Airways Corp.* (Airlines)	3,234	72,248
John Wiley & Sons, Inc.—Class A (Media)	462	30,377
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	462	68,806
KB Home (Household Durables)	858	27,413
KBR, Inc. (Construction & Engineering)	1,452	28,793
Kemper Corp. (Insurance)	528	36,379
Kennametal, Inc. (Machinery)	792	38,341
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	1,914	79,622
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	990	73,903
Kirby Corp.* (Marine)	528	35,270
KLX, Inc.* (Aerospace & Defense)	528	36,036
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,320	57,710
Knowles Corp.* (Electronic Equipment, Instruments & Components)	924	13,546
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	858	63,698
Lamb Weston Holding, Inc. (Food Products)	1,518	85,691
Lancaster Colony Corp. (Food Products)	198	25,584
Landstar System, Inc. (Road & Rail)	396	41,224
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)	1,122	31,495
Legg Mason, Inc. (Capital Markets)	858	36,019
Leidos Holdings, Inc. (IT Services)	1,452	93,756
Lennox International, Inc. (Building Products)	396	82,471
Liberty Property Trust (Equity Real Estate Investment Trusts)	1,518	65,289
Life Storage, Inc. (Equity Real Estate Investment Trusts)	462	41,150
LifePoint Health, Inc.* (Health Care Providers & Services)	396	19,721
Lincoln Electric Holdings, Inc. (Machinery)	660	60,443
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	198	39,168
LivaNova PLC* (Health Care Equipment & Supplies)	462	36,923
Live Nation Entertainment, Inc.* (Media)	1,386	59,002
LogMeIn, Inc. (Internet Software & Services)	528	60,456
Louisiana-Pacific Corp.* (Paper & Forest Products)	1,452	38,130
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	924	19,921
Mallinckrodt PLC* (Pharmaceuticals)	990	22,334
Manhattan Associates, Inc.* (Software)	726	35,966
ManpowerGroup, Inc. (Professional Services)	660	83,233
MarketAxess Holdings, Inc. (Capital Markets)	396	79,893
Masimo Corp.* (Health Care Equipment & Supplies)	462	39,178
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	990	30,819
MAXIMUS, Inc. (IT Services)	660	47,243
MB Financial, Inc. (Banks)	858	38,198
MDU Resources Group, Inc. (Multi-Utilities)	1,980	53,222
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	3,696	50,931
Medidata Solutions, Inc.* (Health Care Technology)	594	37,642
MEDNAX, Inc.* (Health Care Providers & Services)	924	49,378
Mercury General Corp. (Insurance)	396	21,162
Meredith Corp. (Media)	396	26,156
Microsemi Corp.* (Semiconductors & Semiconductor Equipment)	1,188	61,359
Minerals Technologies, Inc. (Chemicals)	330	22,721
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	528	49,896
Molina Healthcare, Inc.* (Health Care Providers & Services)	462	35,426
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	396	44,495
MSA Safety, Inc. (Commercial Services & Supplies)	330	25,582
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	462	44,657
MSCI, Inc.—Class A (Capital Markets)	924	116,924
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	1,650	51,233
Murphy USA, Inc.* (Specialty Retail)	330	26,519
Nabors Industries, Ltd. (Energy Equipment & Services)	3,234	22,088
National Fuel Gas Co. (Gas Utilities)	858	47,113
National Instruments Corp. (Electronic Equipment, Instruments & Components)	1,122	46,709
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,518	65,471
NCR Corp.* (Technology Hardware, Storage & Peripherals)	1,254	42,624
NetScout Systems, Inc.* (Communications Equipment)	858	26,126
New Jersey Resources Corp. (Gas Utilities)	858	34,492
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	4,950	64,449
NewMarket Corp. (Chemicals)	66	26,228
Nordson Corp. (Machinery)	528	77,299
NorthWestern Corp. (Multi-Utilities)	462	27,581
NOW, Inc.* (Trading Companies & Distributors)	1,122	12,376
Nu Skin Enterprises, Inc.—Class A (Personal Products)	528	36,025
NuVasive, Inc.* (Health Care Equipment & Supplies)	528	30,883
NVR, Inc.* (Household Durables)	66	231,543
Oceaneering International, Inc. (Energy Equipment & Services)	990	20,929
Office Depot, Inc. (Specialty Retail)	5,214	18,458
OGE Energy Corp. (Electric Utilities)	2,046	67,334
Old Dominion Freight Line, Inc. (Road & Rail)	726	95,505
Old Republic International Corp. (Insurance)	2,508	53,621
Olin Corp. (Chemicals)	1,716	61,055
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	2,046	56,347
ONE Gas, Inc. (Gas Utilities)	528	38,681
Orbital ATK, Inc. (Aerospace & Defense)	594	78,111
Oshkosh Corp. (Machinery)	792	71,985
Owens & Minor, Inc. (Health Care Providers & Services)	594	11,215
Owens-Illinois, Inc.* (Containers & Packaging)	1,650	36,581
PacWest Bancorp (Banks)	1,320	66,528
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	264	14,813
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	2,244	51,635

See accompanying notes to financial statements.

306  :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	1,122	$39,775
Pinnacle Financial Partners, Inc. (Banks)	726	48,134
Pitney Bowes, Inc. (Commercial Services & Supplies)	1,914	21,399
Plantronics, Inc. (Communications Equipment)	330	16,625
PNM Resources, Inc. (Electric Utilities)	792	32,036
Polaris Industries, Inc. (Leisure Products)	594	73,650
PolyOne Corp. (Chemicals)	792	34,452
Pool Corp. (Distributors)	396	51,341
Post Holdings, Inc.* (Food Products)	660	52,292
Potlatch Corp. (Equity Real Estate Investment Trusts)	396	19,760
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	528	23,448
Primerica, Inc. (Insurance)	462	46,916
Prosperity Bancshares, Inc. (Banks)	726	50,871
PTC, Inc.* (Software)	1,188	72,195
QEP Resources, Inc.* (Oil, Gas & Consumable Fuels)	2,442	23,370
Quality Care Properties* (Equity Real Estate Investment Trusts)	924	12,760
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,320	41,752
Regal Beloit Corp. (Electrical Equipment)	462	35,389
Reinsurance Group of America, Inc. (Insurance)	660	102,914
Reliance Steel & Aluminum Co. (Metals & Mining)	726	62,284
RenaissanceRe Holdings, Ltd. (Insurance)	396	49,734
Rollins, Inc. (Commercial Services & Supplies)	990	46,064
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	1,188	18,604
Royal Gold, Inc. (Metals & Mining)	660	54,199
RPM International, Inc. (Chemicals)	1,386	72,654
Ryder System, Inc. (Road & Rail)	528	44,442
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,782	33,448
Sabre Corp. (IT Services)	2,112	43,296
Sally Beauty Holdings, Inc.* (Specialty Retail)	1,320	24,763
Sanderson Farms, Inc. (Food Products)	198	27,478
Science Applications International Corp. (IT Services)	462	35,375
SEI Investments Co. (Capital Markets)	1,320	94,855
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	2,442	46,764
Sensient Technologies Corp. (Chemicals)	462	33,795
Service Corp. International (Diversified Consumer Services)	1,914	71,430
Signature Bank* (Banks)	528	72,473
Silgan Holdings, Inc. (Containers & Packaging)	726	21,337
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	462	40,795
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	792	52,723
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,386	52,446
SLM Corp.* (Consumer Finance)	4,422	49,969
SM Energy Co. (Oil, Gas & Consumable Fuels)	1,056	23,316
Snyder’s-Lance, Inc. (Food Products)	858	42,969
Sonoco Products Co. (Containers & Packaging)	990	52,609
Sotheby’s*—Class A (Diversified Consumer Services)	396	20,434
Southwest Gas Corp. (Gas Utilities)	462	37,182
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	5,214	29,094
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	1,254	30,535
Steel Dynamics, Inc. (Metals & Mining)	2,376	102,476
STERIS PLC (Health Care Equipment & Supplies)	858	75,049
Sterling Bancorp (Banks)	2,310	56,826
Stifel Financial Corp. (Capital Markets)	726	43,241
Superior Energy Services, Inc.* (Energy Equipment & Services)	1,584	15,254
SVB Financial Group* (Banks)	528	123,431
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	330	13,180
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	264	35,891
Synovus Financial Corp. (Banks)	1,188	56,953
Take-Two Interactive Software, Inc.* (Software)	1,188	130,418
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	990	26,245
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	594	38,865
TCF Financial Corp. (Banks)	1,716	35,178
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	330	32,330
TEGNA, Inc. (Media)	2,178	30,666
Teledyne Technologies, Inc.* (Aerospace & Defense)	330	59,780
Teleflex, Inc. (Health Care Equipment & Supplies)	462	114,955
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	924	25,687
Tempur Sealy International, Inc.* (Household Durables)	462	28,963
Tenet Healthcare Corp.* (Health Care Providers & Services)	792	12,007
Teradata Corp.* (IT Services)	1,254	48,229
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	1,980	82,902
Terex Corp. (Machinery)	792	38,190
Texas Capital Bancshares, Inc.* (Banks)	528	46,939
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	660	34,769
The Boston Beer Co., Inc.*—Class A (Beverages)	66	12,613
The Brink’s Co. (Commercial Services & Supplies)	528	41,554
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	462	22,259
The Chemours Co. (Chemicals)	1,914	95,814
The Dun & Bradstreet Corp. (Professional Services)	396	46,890
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,254	29,594
The Hain Celestial Group, Inc.* (Food Products)	1,056	44,764
The Hanover Insurance Group, Inc. (Insurance)	462	49,933
The Michaels Cos., Inc.* (Specialty Retail)	1,122	27,141
The New York Times Co.—Class A (Media)	1,254	23,199
The Scotts Miracle-Gro Co.—Class A (Chemicals)	396	42,368
The Timken Co. (Machinery)	726	35,683
The Toro Co. (Machinery)	1,122	73,188
The Ultimate Software Group, Inc.* (Software)	264	57,613
The Wendy’s Co. (Hotels, Restaurants & Leisure)	1,848	30,344
Thor Industries, Inc. (Automobiles)	528	79,580
Toll Brothers, Inc. (Household Durables)	1,518	72,894

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 307

Common Stocks, continued

	Shares	Value
Tootsie Roll Industries, Inc. (Food Products)	198	$7,207
Transocean, Ltd.* (Energy Equipment & Services)	3,960	42,293
TreeHouse Foods, Inc.* (Food Products)	594	29,379
TRI Pointe Group, Inc.* (Household Durables)	1,518	27,203
Trimble Navigation, Ltd.* (Electronic Equipment, Instruments & Components)	2,574	104,608
Trinity Industries, Inc. (Machinery)	1,518	56,864
Trustmark Corp. (Banks)	660	21,028
Tupperware Brands Corp. (Household Durables)	528	33,106
Tyler Technologies, Inc.* (Software)	330	58,427
UGI Corp. (Gas Utilities)	1,782	83,664
UMB Financial Corp. (Banks)	462	33,227
Umpqua Holdings Corp. (Banks)	2,244	46,675
United Bankshares, Inc. (Banks)	1,056	36,696
United Natural Foods, Inc.* (Food & Staples Retailing)	528	26,015
United States Steel Corp. (Metals & Mining)	1,782	62,709
United Therapeutics Corp.* (Biotechnology)	462	68,353
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	1,650	29,354
Urban Edge Properties (Equity Real Estate Investment Trusts)	1,056	26,917
Urban Outfitters, Inc.* (Specialty Retail)	792	27,768
Valley National Bancorp (Banks)	2,706	30,361
Valmont Industries, Inc. (Construction & Engineering)	198	32,838
Valvoline, Inc. (Chemicals)	2,046	51,273
Vectren Corp. (Multi-Utilities)	858	55,788
VeriFone Systems, Inc.* (Electronic Equipment, Instruments & Components)	1,122	19,871
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,122	42,468
ViaSat, Inc.* (Communications Equipment)	528	39,521
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	1,320	27,390
W.R. Berkley Corp. (Insurance)	990	70,934
Wabtec Corp. (Machinery)	858	69,867
Washington Federal, Inc. (Thrifts & Mortgage Finance)	858	29,387
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	1,914	13,628
Watsco, Inc. (Trading Companies & Distributors)	330	56,113
Webster Financial Corp. (Banks)	924	51,892
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,188	39,050
WellCare Health Plans, Inc.* (Health Care Providers & Services)	462	92,912
Werner Enterprises, Inc. (Road & Rail)	462	17,856
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	726	71,634
Westar Energy, Inc. (Electric Utilities)	1,452	76,666
WEX, Inc.* (IT Services)	396	55,927
WGL Holdings, Inc. (Gas Utilities)	528	45,324
Williams-Sonoma, Inc. (Specialty Retail)	792	40,946
Wintrust Financial Corp. (Banks)	594	48,928
Woodward, Inc. (Machinery)	528	40,413
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	660	18,572
Worthington Industries, Inc. (Metals & Mining)	462	20,356
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,026	56,646
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	528	54,806
TOTAL COMMON STOCKS (Cost $11,157,507)		18,246,465

Repurchase Agreements(a)(b) (22.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $5,798,816	$5,798,000	$5,798,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,798,000)		5,798,000
TOTAL INVESTMENT SECURITIES (Cost $16,955,507)—93.1%		24,044,465
Net other assets (liabilities)—6.9%		1,770,170
NET ASSETS—100.0%		$25,814,635

*                           Non-income producing security.

(a)                   A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $2,006,000.

(b)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR              American Depositary Receipt

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	16	3/19/18	$3,000,112	$3,044,000	$43,888

See accompanying notes to financial statements.

308  :: ProFund VP UltraMid-Cap :: Financial Statements

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
S&P MidCap 400	Goldman Sachs International	1/29/18	1.93%	$13,133,601	$13,099,484	$(29,362)
SPDR S&P MidCap 400 ETF	Goldman Sachs International	1/29/18	1.68%	7,270,907	7,258,916	(12,672)
				20,404,508	20,358,400	(42,034)
S&P MidCap 400	UBS AG	1/29/18	1.93%	8,264,040	8,254,094	(7,200)
SPDR S&P MidCap 400 ETF	UBS AG	1/29/18	1.78%	1,714,007	1,718,047	3,895
				9,978,047	9,972,141	(3,305)
				$30,382,555	$30,330,541	$(45,339)

(1)                   Agreements may be terminated at will by either party without penalty.

(2)                   Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.This amount is included as part of the unrealized gain(loss).

ProFund VP UltraMid-Cap invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$358,835	1.4%
Airlines	72,248	0.3%
Auto Components	174,464	0.7%
Automobiles	79,580	0.3%
Banks	1,542,321	5.9%
Beverages	12,613	NM
Biotechnology	128,851	0.5%
Building Products	82,471	0.3%
Capital Markets	663,665	2.6%
Chemicals	528,001	2.0%
Commercial Services & Supplies	328,692	1.3%
Communications Equipment	183,572	0.7%
Construction & Engineering	230,927	0.9%
Construction Materials	52,345	0.2%
Consumer Finance	49,969	0.2%
Containers & Packaging	227,622	0.9%
Distributors	51,341	0.2%
Diversified Consumer Services	153,693	0.6%
Electric Utilities	335,053	1.3%
Electrical Equipment	134,422	0.5%
Electronic Equipment, Instruments & Components	923,549	3.5%
Energy Equipment & Services	278,707	1.1%
Equity Real Estate Investment Trusts	1,561,878	6.1%
Food & Staples Retailing	100,878	0.4%
Food Products	463,225	1.9%
Gas Utilities	382,824	1.4%
Health Care Equipment & Supplies	549,641	2.1%
Health Care Providers & Services	297,572	1.2%
Health Care Technology	64,530	0.2%
Hotels, Restaurants & Leisure	485,996	1.9%
Household Durables	491,219	1.9%
Household Products	28,500	0.1%
Industrial Conglomerates	75,009	0.3%
Insurance	795,377	3.0%
Internet Software & Services	116,058	0.4%
IT Services	644,126	2.5%
Leisure Products	124,673	0.5%
Life Sciences Tools & Services	175,023	0.7%
Machinery	955,555	3.7%
Marine	35,270	0.1%
Media	281,145	1.1%
Metals & Mining	405,024	1.6%
Multiline Retail	37,831	0.1%
Multi-Utilities	168,329	0.7%
Oil, Gas & Consumable Fuels	497,904	1.9%
Paper & Forest Products	70,813	0.3%
Personal Products	80,952	0.3%
Pharmaceuticals	145,646	0.6%
Professional Services	130,123	0.5%
Real Estate Management & Development	81,622	0.3%
Road & Rail	335,360	1.3%
Semiconductors & Semiconductor Equipment	554,566	2.1%
Software	660,427	2.6%
Specialty Retail	330,190	1.3%
Technology Hardware, Storage & Peripherals	65,837	0.3%
Textiles, Apparel & Luxury Goods	133,209	0.5%
Thrifts & Mortgage Finance	93,836	0.4%
Trading Companies & Distributors	137,761	0.5%
Water Utilities	69,908	0.3%
Wireless Telecommunication Services	25,687	0.1%
Other**	7,568,170	29.4%
Total	$25,814,635	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM                   Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 309

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$16,955,507
Securities, at value	18,246,465
Repurchase agreements, at value	5,798,000
Total Investment Securities, at value	24,044,465
Cash	921
Segregated cash balances for futures contracts with brokers	105,600
Dividends and interest receivable	29,205
Receivable for capital shares issued	4,194,930
Receivable for investments sold	13,314
Prepaid expenses	1,308
TOTAL ASSETS	28,389,743
LIABILITIES:
Payable for investments purchased	42,992
Payable for capital shares redeemed	2,411,598
Unrealized loss on swap agreements	45,339
Variation margin on futures contracts	18,400
Advisory fees payable	18,997
Management services fees payable	2,533
Administration fees payable	755
Administrative services fees payable	8,488
Distribution fees payable	7,142
Trustee fees payable	9
Transfer agency fees payable	1,162
Fund accounting fees payable	897
Compliance services fees payable	102
Other accrued expenses	16,694
TOTAL LIABILITIES	2,575,108
NET ASSETS	$25,814,635
NET ASSETS CONSIST OF:
Capital	$14,850,874
Accumulated net realized gains (losses) on investments	3,876,254
Net unrealized appreciation (depreciation) on investments	7,087,507
NET ASSETS	$25,814,635
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	323,914
Net Asset Value (offering and redemption price per share)	$79.70

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$253,216
Interest	59,727
Foreign tax withholding	(66)
TOTAL INVESTMENT INCOME	312,877
EXPENSES:
Advisory fees	187,157
Management services fees	24,954
Administration fees	9,450
Transfer agency fees	13,628
Administrative services fees	66,694
Distribution fees	62,386
Custody fees	3,793
Fund accounting fees	13,469
Trustee fees	702
Compliance services fees	166
Other fees	28,332
Recoupment of prior expenses reduced by the Advisor	8,500
TOTAL NET EXPENSES	419,231
NET INVESTMENT INCOME (LOSS)	(106,354)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,341,914
Net realized gains (losses) on futures contracts	369,272
Net realized gains (losses) on swap agreements	4,347,139
Change in net unrealized appreciation/depreciation on investment securities	1,187,607
Change in net unrealized appreciation/depreciation on futures contracts	47,092
Change in net unrealized appreciation/depreciation on swap agreements	437,638
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	7,730,662
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,624,308

See accompanying notes to financial statements.

310  :: ProFund VP UltraMid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(106,354)	$(107,125)
Net realized gains (losses) on investments	6,058,325	6,911,697
Change in net unrealized appreciation/depreciation on investments	1,672,337	963,998
Change in net assets resulting from operations	7,624,308	7,768,570
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(1,888,977)	—
Change in net assets resulting from distributions	(1,888,977)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	463,062,362	378,564,383
Distributions reinvested	1,888,977	—
Value of shares redeemed	(482,440,718)	(375,804,879)
Change in net assets resulting from capital transactions	(17,489,379)	2,759,504
Change in net assets	(11,754,048)	10,528,074
NET ASSETS:
Beginning of period	37,568,683	27,040,609
End of period	$25,814,635	$37,568,683
SHARE TRANSACTIONS:
Issued	6,250,038	6,721,958
Reinvested	25,883	—
Redeemed	(6,499,626)	(6,717,830)
Change in shares	(223,705)	4,128

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraMid-Cap :: 311

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$68.60	$49.75	$61.87	$53.64	$31.44

Investment Activities:
Net investment income (loss)(a)	(0.32)	(0.28)	(0.44)	(0.42)	(0.34)
Net realized and unrealized gains (losses) on investments	19.39	19.13	(4.14)	8.65	22.54
Total income (loss) from investment activities	19.07	18.85	(4.58)	8.23	22.20

Distributions to Shareholders From:
Net realized gains on investments	(7.97)	—	(7.54)	—	—

Net Asset Value, End of Period	$79.70	$68.60	$49.75	$61.87	$53.64

Total Return	28.86%	37.91%	(9.15)%	15.34%	70.61%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.68%	1.79%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.43)%	(0.50)%	(0.75)%	(0.75)%	(0.80)%
Supplemental Data:
Net assets, end of period (000’s)	$25,815	$37,569	$27,041	$32,452	$26,717
Portfolio turnover rate(b)	594%	547%	463%	430%	38%

(a)                     Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                     Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

312 :: ProFund VP UltraNASDAQ-100 :: Management Discussion of Fund Performance

ProFund VP UltraNASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the NASDAQ-100® Index (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of 68.33%. For the same period, the Index had a total return of 32.99%(1) and a volatility of 29.41%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraNASDAQ-100 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP UltraNASDAQ-100	68.33%	38.26%	18.36%
NASDAQ-100 Index	32.99%	20.68%	13.05%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraNASDAQ-100	1.71%	1.68%

**  Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	53%
Futures Contracts	28%
Swap Agreements	119%
Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.3%
Alphabet, Inc.	4.9%
Microsoft Corp.	4.8%
Amazon.com, Inc.	4.1%
Facebook, Inc.	3.0%

NASDAQ-100 Index — Composition

% of Index
Information Technology	61%
Consumer Discretionary	21%
Health Care	10%
Consumer Staples	5%
Industrials	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)                     The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)                     1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraNASDAQ-100 :: 313

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (52.8%)

	Shares	Value
Activision Blizzard, Inc. (Software)	7,176	$454,384
Adobe Systems, Inc.* (Software)	4,692	822,226
Alexion Pharmaceuticals, Inc.* (Biotechnology)	2,116	253,052
Align Technology, Inc.* (Health Care Equipment & Supplies)	782	173,753
Alphabet, Inc.*—Class A (Internet Software & Services)	2,806	2,955,840
Alphabet, Inc.*—Class C (Internet Software & Services)	3,312	3,465,677
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4,554	5,325,767
American Airlines Group, Inc. (Airlines)	4,554	236,945
Amgen, Inc. (Biotechnology)	6,854	1,191,910
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	3,496	311,249
Apple, Inc. (Technology Hardware, Storage & Peripherals)	48,622	8,228,302
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	10,120	517,334
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	690	119,936
Autodesk, Inc.* (Software)	2,070	216,998
Automatic Data Processing, Inc. (IT Services)	4,186	490,557
Baidu, Inc.*ADR (Internet Software & Services)	2,668	624,872
Biogen, Inc.* (Biotechnology)	2,024	644,786
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1,656	147,666
Broadcom, Ltd. (Semiconductors & Semiconductor Equipment)	3,864	992,662
CA, Inc. (Software)	3,956	131,656
Cadence Design Systems, Inc.* (Software)	2,668	111,576
Celgene Corp.* (Biotechnology)	7,452	777,691
Cerner Corp.* (Health Care Technology)	3,128	210,796
Charter Communications, Inc.*—Class A (Media)	2,346	788,162
Check Point Software Technologies, Ltd.* (Software)	1,564	162,062
Cintas Corp. (Commercial Services & Supplies)	1,012	157,700
Cisco Systems, Inc. (Communications Equipment)	46,828	1,793,512
Citrix Systems, Inc.* (Software)	1,426	125,488
Cognizant Technology Solutions Corp. (IT Services)	5,566	395,297
Comcast Corp.—Class A (Media)	44,160	1,768,609
Costco Wholesale Corp. (Food & Staples Retailing)	4,140	770,537
CSX Corp. (Road & Rail)	8,464	465,604
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	4,324	190,688
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	2,162	142,324
Dish Network Corp.*—Class A (Media)	2,162	103,236
Dollar Tree, Inc.* (Multiline Retail)	2,254	241,877
eBay, Inc.* (Internet Software & Services)	9,890	373,249
Electronic Arts, Inc.* (Software)	2,898	304,464
Expedia, Inc. (Internet & Direct Marketing Retail)	1,334	159,773
Express Scripts Holding Co.* (Health Care Providers & Services)	5,382	401,713
Facebook, Inc.*—Class A (Internet Software & Services)	22,586	3,985,525
Fastenal Co. (Trading Companies & Distributors)	2,714	148,429
Fiserv, Inc.* (IT Services)	1,978	259,375
Gilead Sciences, Inc. (Biotechnology)	12,374	886,472
Hasbro, Inc. (Leisure Products)	1,196	108,704
Henry Schein, Inc.* (Health Care Providers & Services)	1,472	102,863
Hologic, Inc.* (Health Care Equipment & Supplies)	2,622	112,091
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	828	129,483
Illumina, Inc.* (Life Sciences Tools & Services)	1,380	301,516
Incyte Corp.* (Biotechnology)	1,978	187,336
Intel Corp. (Semiconductors & Semiconductor Equipment)	44,344	2,046,918
Intuit, Inc. (Software)	2,438	384,668
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	1,058	386,106
J.B. Hunt Transport Services, Inc. (Road & Rail)	1,058	121,649
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	8,740	362,011
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	1,472	154,663
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,518	279,418
Liberty Global PLC*—Class A (Media)	2,116	75,837
Liberty Global PLC*—Class C (Media)	5,566	188,353
Liberty Interactive Corp.*—Class G (Internet & Direct Marketing Retail)	3,818	93,236
Liberty Ventures*—Class A (Internet & Direct Marketing Retail)	782	42,416
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	3,450	468,269
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	2,668	139,483
Mercadolibre, Inc. (Internet Software & Services)	414	130,269
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,208	194,039
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	10,902	448,290
Microsoft Corp. (Software)	73,094	6,252,461
Mondelez International, Inc.—Class A (Food Products)	14,168	606,390
Monster Beverage Corp.* (Beverages)	5,336	337,715
Mylan N.V.* (Pharmaceuticals)	5,060	214,089
Netease.com, Inc.ADR (Internet Software & Services)	736	253,972
Netflix, Inc.* (Internet & Direct Marketing Retail)	4,094	785,884
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	5,750	1,112,625
O’Reilly Automotive, Inc.* (Specialty Retail)	828	199,167
PACCAR, Inc. (Machinery)	3,312	235,417
Paychex, Inc. (IT Services)	3,404	231,744
PayPal Holdings, Inc.* (IT Services)	11,408	839,858
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	13,984	895,256

See accompanying notes to financial statements.

314  :: ProFund VP UltraNASDAQ-100 :: Financial Statements

Common Stocks, continued

	Shares	Value
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	1,012	$380,472
Ross Stores, Inc. (Specialty Retail)	3,634	291,628
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	2,760	115,478
Shire Pharmaceuticals Group PLCADR (Biotechnology)	690	107,033
Sirius XM Holdings, Inc. (Media)	43,516	233,246
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,748	165,973
Starbucks Corp. (Hotels, Restaurants & Leisure)	13,478	774,041
Symantec Corp. (Software)	5,888	165,217
Synopsys, Inc.* (Software)	1,426	121,552
Take-Two Interactive Software, Inc.* (Software)	1,058	116,147
Tesla Motors, Inc.* (Automobiles)	1,610	501,274
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	9,338	975,261
The Kraft Heinz Co. (Food Products)	11,546	897,818
The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	460	799,360
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	7,866	499,570
Twenty-First Century Fox, Inc.—Class A (Media)	9,982	344,678
Twenty-First Century Fox, Inc.—Class B (Media)	7,544	257,401
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	598	133,749
Verisk Analytics, Inc.*—Class A (Professional Services)	1,564	150,144
Vertex Pharmaceuticals, Inc.* (Biotechnology)	2,392	358,465
Vodafone Group PLCADR (Wireless Telecommunication Services)	4,416	140,870
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	9,384	681,466
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	2,806	223,161
Workday, Inc.*—Class A (Software)	1,288	131,041
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	966	162,858
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	2,392	161,269
TOTAL COMMON STOCKS (Cost $31,223,954)		69,341,099

Repurchase Agreements(a)(b) (14.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $18,693,630	$18,691,000	$18,691,000
TOTAL REPURCHASE AGREEMENTS (Cost $18,691,000)		18,691,000
TOTAL INVESTMENT SECURITIES (Cost $49,914,954)—67.0%		88,032,099
Net other assets (liabilities)—33.0%		43,405,978
NET ASSETS—100.0%		$131,438,077

NYS                 New York Shares

ADR                American Depositary Receipt

*                             Non-income producing security.

(a)                     A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $9,793,000.

(b)                     The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini NASDAQ-100 Futures Contracts	284	3/19/18	$36,220,216	$36,403,120	$182,904

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
NASDAQ-100 Index	Goldman Sachs International	1/29/18	2.03%	$42,375,310	$42,120,274	$(256,933)
PowerShares QQQ Trust, Series 1 ETF	Goldman Sachs International	1/29/18	1.78%	10,947,102	10,892,534	(55,654)
				53,322,412	53,012,808	(312,587)
NASDAQ-100 Index	UBS AG	1/29/18	1.88%	50,868,291	50,681,523	(187,875)
PowerShares QQQ Trust, Series 1 ETF	UBS AG	1/29/18	1.98%	53,300,091	53,229,178	(72,855)
				104,168,382	103,910,701	(260,730)
				$157,490,794	$156,923,509	$(573,317)

(1)                     Agreements may be terminated at will by either party without penalty.

(2)                     Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNASDAQ-100 :: 315

ProFund VP UltraNASDAQ-100 invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Airlines	$236,945	0.2%
Automobiles	501,274	0.4%
Beverages	337,715	0.3%
Biotechnology	4,934,883	3.7%
Commercial Services & Supplies	157,700	0.1%
Communications Equipment	1,793,512	1.4%
Food & Staples Retailing	1,452,003	1.1%
Food Products	1,504,208	1.1%
Health Care Equipment & Supplies	943,757	0.7%
Health Care Providers & Services	504,576	0.4%
Health Care Technology	210,796	0.2%
Hotels, Restaurants & Leisure	1,405,168	1.1%
Internet & Direct Marketing Retail	7,759,135	5.8%
Internet Software & Services	11,789,404	8.9%
IT Services	2,216,831	1.7%
Leisure Products	108,704	0.1%
Life Sciences Tools & Services	301,516	0.2%
Machinery	235,417	0.2%
Media	3,759,522	2.9%
Multiline Retail	241,877	0.2%
Pharmaceuticals	214,089	0.2%
Professional Services	150,144	0.1%
Road & Rail	587,253	0.5%
Semiconductors & Semiconductor Equipment	8,514,376	6.5%
Software	9,499,940	7.2%
Specialty Retail	624,544	0.5%
Technology Hardware, Storage & Peripherals	8,566,941	6.5%
Trading Companies & Distributors	148,429	0.1%
Wireless Telecommunication Services	640,440	0.5%
Other**	62,096,978	47.2%
Total	$131,438,077	100.0%

**   Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

316 :: ProFund VP UltraNASDAQ-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$49,914,954
Securities, at value	69,341,099
Repurchase agreements, at value	18,691,000
Total Investment Securities, at value	88,032,099
Cash	6,811
Segregated cash balances for futures contracts with brokers	341,550
Segregated cash balances with custodian	902
Dividends and interest receivable	18,950
Receivable for capital shares issued	43,930,084
Receivable for investments sold	32,138
Variation margin on futures contracts	24,239
Prepaid expenses	389
TOTAL ASSETS	132,387,162
LIABILITIES:
Payable for capital shares redeemed	170,357
Unrealized loss on swap agreements	573,317
Advisory fees payable	59,757
Management services fees payable	7,967
Administration fees payable	2,823
Administrative services fees payable	38,085
Distribution fees payable	38,058
Trustee fees payable	32
Transfer agency fees payable	4,345
Fund accounting fees payable	3,353
Compliance services fees payable	429
Other accrued expenses	50,562
TOTAL LIABILITIES	949,085
NET ASSETS	$131,438,077
NET ASSETS CONSIST OF:
Capital	$60,063,786
Accumulated net investment income (loss)	23,244
Accumulated net realized gains (losses) on investments	33,624,315
Net unrealized appreciation (depreciation) on investments	37,726,732
NET ASSETS	$131,438,077
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,157,702
Net Asset Value (offering and redemption price per share)	$113.53

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$664,162
Interest	255,248
TOTAL INVESTMENT INCOME	919,410
EXPENSES:
Advisory fees	690,179
Management services fees	92,023
Administration fees	34,069
Transfer agency fees	49,143
Administrative services fees	244,064
Distribution fees	230,060
Custody fees	14,462
Fund accounting fees	39,236
Trustee fees	2,431
Compliance services fees	678
Other fees	144,322
Recoupment of prior expenses reduced by the Advisor	13,500
Total Gross Expenses before reductions	1,554,167
Expenses reduced and reimbursed by the Advisor	(8,163)
TOTAL NET EXPENSES	1,546,004
NET INVESTMENT INCOME (LOSS)	(626,594)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	438,874
Net realized gains (losses) on futures contracts	3,587,086
Net realized gains (losses) on swap agreements	32,122,786
Change in net unrealized appreciation/depreciation on investment securities	14,965,584
Change in net unrealized appreciation/depreciation on futures contracts	152,152
Change in net unrealized appreciation/depreciation on swap agreements	1,304,770
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	52,571,252
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,944,658

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNASDAQ-100 :: 317

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(626,594)	$(472,469)
Net realized gains (losses) on investments	36,148,746	5,187,593
Change in net unrealized appreciation/depreciation on investments	16,422,506	1,185,411
Change in net assets resulting from operations	51,944,658	5,900,535
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(2,556,570)	(5,115,247)
Change in net assets resulting from distributions	(2,556,570)	(5,115,247)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,507,812,339	874,343,232
Distributions reinvested	2,556,570	5,115,247
Value of shares redeemed	(1,521,544,851)	(863,702,038)
Change in net assets resulting from capital transactions	(11,175,942)	15,756,441
Change in net assets	38,212,146	16,541,729
NET ASSETS:
Beginning of period	93,225,931	76,684,202
End of period	$131,438,077	$93,225,931
Accumulated net investment income (loss)	$23,244	$—
SHARE TRANSACTIONS:
Issued	15,918,607	13,126,127
Reinvested	25,510	74,447
Redeemed	(16,137,591)	(12,949,760)
Change in shares	(193,474)	250,814

See accompanying notes to financial statements.

318 :: ProFund VP UltraNASDAQ-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$69.00	$69.69	$69.97	$51.51	$28.77

Investment Activities:
Net investment income (loss)(a)	(0.65)	(0.49)	(0.55)	(0.42)	(0.33)
Net realized and unrealized gains (losses) on investments	47.48	6.47	9.55	18.88	23.07
Total income (loss) from investment activities	46.83	5.98	9.00	18.46	22.74

Distributions to Shareholders From:
Net realized gains on investments	(2.30)	(6.67)	(9.28)	—	—

Net Asset Value, End of Period	$113.53	$69.00	$69.69	$69.97	$51.51

Total Return	68.33%	8.62%	13.60%	35.84%	79.04%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.71%	1.71%	1.72%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.68)%	(0.75)%	(0.79)%	(0.72)%	(0.88)%

Supplemental Data:
Net assets, end of period (000’s)	$131,438	$93,226	$76,684	$105,265	$64,938
Portfolio turnover rate(b)	4%	33%	58%	77%	27%

(a)                     Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                     Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraShort Dow 30 :: 319

ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Dow Jones Industrial Average (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -39.90%. For the same period, the Index had a total return of 28.11%(1) and a volatility of 6.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2017, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Dow 30 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Dow 30	-39.90%	-31.00%	-27.04%
Dow Jones Industrial Average	28.11%	16.37%	9.28%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Dow 30	1.68%	1.68%

**  Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199)%
Total Exposure	(199)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average — Composition

% of Index
Industrials	22%
Information Technology	17%
Financials	17%
Consumer Discretionary	15%
Health Care	13%
Consumer Staples	7%
Energy	6%
Materials	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)       The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)       1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

320  :: ProFund VP UltraShort Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (89.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $7,001	$7,000	$7,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,000)		7,000
TOTAL INVESTMENT SECURITIES (Cost $7,000)—89.7%		7,000
Net other assets (liabilities)—10.3%		808
NET ASSETS—100.0%		$7,808

(a)                     A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $7,000.

(b)                     The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
Dow Jones Industrial Average	Goldman Sachs International	1/29/18	(1.68)%	$(14,284)	$(14,252)	$33
Dow Jones Industrial Average	UBS AG	1/29/18	(1.53)%	(1,308)	(1,305)	3
				$(15,592)	$(15,557)	$36

(1)                     Agreements may be terminated at will by either party without penalty.

(2)                     Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Dow 30 :: 321

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$7,000
Repurchase agreements, at value	7,000
Total Investment Securities, at value	7,000
Cash	889
Unrealized gain on swap agreements	36
TOTAL ASSETS	7,925
LIABILITIES:
Advisory fees payable	50
Management services fees payable	6
Administrative services fees payable	8
Distribution fees payable	19
Other accrued expenses	34
TOTAL LIABILITIES	117
NET ASSETS	$7,808
NET ASSETS CONSIST OF:
Capital	$939,352
Accumulated net realized gains (losses) on investments	(931,580)
Net unrealized appreciation (depreciation) on investments	36
NET ASSETS	$7,808
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,249
Net Asset Value (offering and redemption price per share)	$6.25

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$578
EXPENSES:
Advisory fees	623
Management services fees	83
Administration fees	30
Transfer agency fees	45
Administrative services fees	39
Distribution fees	208
Custody fees	34
Fund accounting fees	37
Trustee fees	2
Printing fees	146
Fund identifier fees	99
Other fees	49
TOTAL NET EXPENSES	1,395
NET INVESTMENT INCOME (LOSS)	(817)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(79,514)
Change in net unrealized appreciation/depreciation on swap agreements	(135)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(79,649)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(80,466)

See accompanying notes to financial statements.

322 :: ProFund VP UltraShort Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(817)	$(1,431)
Net realized gains (losses) on investments	(79,514)	(25,705)
Change in net unrealized appreciation/depreciation on investments	(135)	15,228
Change in net assets resulting from operations	(80,466)	(11,908)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	8,623,275	17,417,863
Value of shares redeemed	(8,552,705)	(17,416,316)
Change in net assets resulting from capital transactions	70,570	1,547
Change in net assets	(9,896)	(10,361)
NET ASSETS:
Beginning of period	17,704	28,065
End of period	$7,808	$17,704
SHARE TRANSACTIONS:
Issued	1,033,164	1,341,544
Redeemed	(1,033,618)	(1,341,682)
Change in shares	(454)	(138)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraShort Dow 30 :: 323

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)	Year Ended Dec. 31, 2013(a)
Net Asset Value, Beginning of Period	$10.40	$15.24	$16.79	$22.44	$39.84

Investment Activities:
Net investment income (loss)(b)	(0.09)	(0.19)	(0.26)	(0.32)	(0.48)
Net realized and unrealized gains (losses) on investments	(4.06)	(4.65)	(1.29)	(5.33)	(16.92)
Total income (loss) from investment activities	(4.15)	(4.84)	(1.55)	(5.65)	(17.40)

Net Asset Value, End of Period	$6.25	$10.40	$15.24	$16.79	$22.44

Total Return	(39.90)%	(31.76)%	(9.23)%	(25.18)%	(43.84)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	2.27%	4.08%	3.41%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.99)%	(1.43)%	(1.63)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$8	$18	$28	$50	$191
Portfolio turnover rate(c)	—	—	—	—	—

(a)         As described in Note 9, share amounts have been adjusted for 1:12 reverse share split that occurred on October 20, 2014.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

324 :: ProFund VP UltraShort NASDAQ-100 :: Management Discussion of Fund Performance

ProFund VP UltraShort NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the NASDAQ-100® Index (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of -44.94%. For the same period, the Index had a total return of 32.99%(1) and a volatility of 29.41%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.(2)

The Fund takes positions derivatives that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort NASDAQ-100 from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort NASDAQ-100	-44.94%	-36.05%	-32.12%
NASDAQ-100 Index	32.99%	20.68%	13.05%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort NASDAQ-100	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(40)%
Swap Agreements	(161)%
Total Exposure	(201)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort NASDAQ-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

NASDAQ-100 Index — Composition

% of Index
Information Technology	61%
Consumer Discretionary	21%
Health Care	10%
Consumer Staples	5%
Industrials	2%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)              The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)              1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraShort NASDAQ-100 :: 325

Schedule of Portfolio Investments :: December 31, 2017

Repurchase Agreements(a)(b) (95.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $308,043	$308,000	$308,000
TOTAL REPURCHASE AGREEMENTS (Cost $308,000)		308,000
TOTAL INVESTMENT SECURITIES (Cost $308,000)—95.1%		308,000
Net other assets (liabilities)—4.9%		15,900
NET ASSETS—100.0%		$323,900

(a)              A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $174,000.

(b)              The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini NASDAQ-100 Futures Contracts	1	3/19/18	$(126,229)	$(128,180)	$(1,951)

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
NASDAQ-100 Index	Goldman Sachs International	1/29/18	(1.78)%	$(275,115)	$(273,460)	$1,664
NASDAQ-100 Index	UBS AG	1/29/18	(1.53)%	(248,737)	(247,368)	1,373
				$(523,852)	$(520,828)	$3,037

(1)              Agreements may be terminated at will by either party without penalty.

(2)              Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

326 :: ProFund VP UltraShort NASDAQ-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$308,000
Repurchase agreements, at value	308,000
Total Investment Securities, at value	308,000
Cash	494
Segregated cash balances for futures contracts with brokers	4,950
Interest receivable	32
Unrealized gain on swap agreements	3,037
Receivable for capital shares issued	7,902
Variation margin on futures contracts	745
Prepaid expenses	3
TOTAL ASSETS	325,163
LIABILITIES:
Advisory fees payable	344
Management services fees payable	46
Administration fees payable	10
Administrative services fees payable	271
Distribution fees payable	345
Transfer agency fees payable	16
Fund accounting fees payable	12
Compliance services fees payable	2
Other accrued expenses	217
TOTAL LIABILITIES	1,263
NET ASSETS	$323,900
NET ASSETS CONSIST OF:
Capital	$5,730,832
Accumulated net realized gains (losses) on investments	(5,408,018)
Net unrealized appreciation (depreciation) on investments	1,086
NET ASSETS	$323,900
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	7,390
Net Asset Value (offering and redemption price per share)	$43.83

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$4,702
EXPENSES:
Advisory fees	4,396
Management services fees	586
Administration fees	208
Transfer agency fees	299
Administrative services fees	1,058
Distribution fees	1,465
Custody fees	74
Fund accounting fees	234
Trustee fees	15
Compliance services fees	2
Other fees	733
Recoupment of prior expenses reduced by the Advisor	777
TOTAL NET EXPENSES	9,847
NET INVESTMENT INCOME (LOSS)	(5,145)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(40,472)
Net realized gains (losses) on swap agreements	(382,840)
Change in net unrealized appreciation/depreciation on futures contracts	(931)
Change in net unrealized appreciation/depreciation on swap agreements	(24,122)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(448,365)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(453,510)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort NASDAQ-100 :: 327

Statements of Changes in Net Assets

	Year Ended December 31, 2017		Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(5,145)		$(20,670)
Net realized gains (losses) on investments	(423,312)		(532,348)
Change in net unrealized appreciation/depreciation on investments	(25,053)		7,597
Change in net assets resulting from operations	(453,510)		(545,421)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,093,036		83,210,787
Value of shares redeemed	(21,224,939)		(82,371,063)
Change in net assets resulting from capital transactions	(131,903)		839,724
Change in net assets	(585,413)		294,303
NET ASSETS:
Beginning of period	909,313		615,010
End of period	$323,900		$909,313
SHARE TRANSACTIONS:
Issued	382,529	(a)	889,512	(a)
Redeemed	(386,564	)(a)	(884,257	)(a)
Change in shares	(4,035)		5,255

(a)  As described in Note 9, share amounts have been adjusted for 1:8 reverse share split that occurred on December 11, 2017.

See accompanying notes to financial statements.

328 :: ProFund VP UltraShort NASDAQ-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)(b)	Year Ended Dec. 31, 2013(a)(b)
Net Asset Value, Beginning of Period	$79.59	$99.69	$135.27	$212.18	$410.00

Investment Activities:
Net investment income (loss)(c)	(0.49)	(1.36)	(1.84)	(2.80)	(5.15)
Net realized and unrealized gains (losses) on investments	(35.27)	(18.74)	(33.74)	(74.11)	(192.67)
Total income (loss) from investment activities	(35.76)	(20.10)	(35.58)	(76.91)	(197.82)

Net Asset Value, End of Period	$43.83	$79.59	$99.69	$135.27	$212.18

Total Return	(44.94)%	(20.21)%	(26.26)%	(35.75)%	(48.63)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.71%	2.20%	1.97%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.88)%	(1.42)%	(1.64)%	(1.66)%	(1.65)%

Supplemental Data:
Net assets, end of period (000’s)	$324	$909	$615	$605	$756
Portfolio turnover rate(d)	—	—	—	—	—

(a)              As described in Note 9, share amounts have been adjusted for 1:8 reverse share split that occurred on December 11, 2017.

(b)              As described in Note 9, share amounts have been adjusted for 1:14 reverse share split that occurred on October 20, 2014.

(c)               Per share net investment income (loss) has been calculated using the average daily shares method.

(d)              Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraSmall-Cap :: 329

ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Russell 2000® Index (the “Index”). The Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Fund multiple times the return of the Index. For the year ended December 31, 2017, the Fund had a total return of 25.20%. For the same period, the Index had a total return of 14.65%(1) and a volatility of 17.91%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP UltraSmall-Cap	25.20%	24.50%	8.27%
Russell 2000 Index	14.65%	14.12%	8.71%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraSmall-Cap	1.78%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	25%
Futures Contracts	37%
Swap Agreements	137%
Total Exposure	199%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Nektar Therapeutics	0.1%
Bluebird Bio, Inc.	0.1%
GrubHub, Inc.	0.1%
Exact Sciences Corp.	0.1%
EPAM Systems, Inc.	0.1%

Russell 2000 Index — Composition

% of Index
Financials	17%
Information Technology	16%
Industrials	15%
Health Care	15%
Consumer Discretionary	13%
Real Estate	7%
Materials	5%
Energy	4%
Utilities	4%
Consumer Staples	3%
Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)              The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)              1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

330 :: ProFund VP UltraSmall-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (25.3%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	222	$2,375
2U, Inc.* (Internet Software & Services)	185	11,934
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	481	4,156
8x8, Inc.* (Software)	444	6,260
A. Schulman, Inc. (Chemicals)	148	5,513
A10 Networks, Inc.* (Software)	333	2,571
AAON, Inc. (Building Products)	185	6,790
AAR Corp. (Aerospace & Defense)	148	5,815
Aaron’s, Inc. (Specialty Retail)	296	11,796
Abeona Therapeutics, Inc.* (Biotechnology)	333	5,278
Abercrombie & Fitch Co.—Class A (Specialty Retail)	370	6,449
ABM Industries, Inc. (Commercial Services & Supplies)	259	9,769
Abraxas Petroleum Corp.* (Oil, Gas & Consumable Fuels)	1,184	2,913
Acacia Research Corp.* (Professional Services)	481	1,948
Acadia Realty Trust (Equity Real Estate Investment Trusts)	370	10,123
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	148	3,878
Acceleron Pharma, Inc.* (Biotechnology)	148	6,281
ACCO Brands Corp.* (Commercial Services & Supplies)	518	6,320
Accuray, Inc.* (Health Care Equipment & Supplies)	592	2,546
Aceto Corp. (Health Care Providers & Services)	185	1,911
Achaogen, Inc.* (Biotechnology)	148	1,590
Achillion Pharmaceuticals, Inc.* (Biotechnology)	740	2,131
ACI Worldwide, Inc.* (Software)	518	11,743
Acorda Therapeutics, Inc.* (Biotechnology)	222	4,762
Actua Corp.* (Internet Software & Services)	185	2,886
Actuant Corp.—Class A (Machinery)	296	7,489
Acxiom Corp.* (IT Services)	370	10,197
Adtalem Global Education, Inc.* (Diversified Consumer Services)	259	10,891
ADTRAN, Inc. (Communications Equipment)	259	5,012
Aduro Biotech, Inc.* (Biotechnology)	259	1,943
Advanced Disposal Services, Inc.* (Commercial Services & Supplies)	148	3,543
Advanced Drainage Systems, Inc. (Building Products)	185	4,412
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	185	12,484
AdvanSix, Inc.* (Chemicals)	148	6,226
Advaxis, Inc.* (Biotechnology)	296	841
Aegion Corp.* (Construction & Engineering)	185	4,705
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	148	8,843
Aerohive Networks, Inc.* (Communications Equipment)	370	2,157
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	333	10,390
AG Mortgage Investment Trust, Inc. (Mortgage Real Estate Investment Trusts)	185	3,517
Agenus, Inc.* (Biotechnology)	629	2,051
Agree Realty Corp. (Equity Real Estate Investment Trusts)	111	5,710
Aimmune Therapeutics, Inc.* (Biotechnology)	185	6,997
Air Transport Services Group, Inc.* (Air Freight & Logistics)	259	5,993
Aircastle, Ltd. (Trading Companies & Distributors)	222	5,193
AK Steel Holding Corp.* (Metals & Mining)	1,443	8,167
Akebia Therapeutics, Inc.* (Biotechnology)	222	3,301
Albany International Corp.—Class A (Machinery)	148	9,095
Alder Biopharmaceuticals, Inc.* (Biotechnology)	259	2,966
Alexander & Baldwin, Inc. (Real Estate Management & Development)	222	6,158
Allegheny Technologies, Inc.* (Metals & Mining)	481	11,612
ALLETE, Inc. (Electric Utilities)	222	16,508
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	814	11,843
Altisource Residential Corp. (Mortgage Real Estate Investment Trusts)	296	3,511
Altra Industrial Motion Corp. (Machinery)	148	7,459
AMAG Pharmaceuticals, Inc.* (Biotechnology)	222	2,942
Ambac Financial Group, Inc.* (Insurance)	259	4,139
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	148	8,695
AMC Entertainment Holdings, Inc.— Class A (Media)	259	3,911
Amedisys, Inc.* (Health Care Providers & Services)	148	7,801
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	185	7,074
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	407	6,931
American Eagle Outfitters, Inc. (Specialty Retail)	740	13,911
American Equity Investment Life Holding Co. (Insurance)	407	12,507
American Outdoor Brands Corp.* (Leisure Products)	259	3,326
American Software, Inc.—Class A (Software)	222	2,582
American States Water Co. (Water Utilities)	185	10,713
American Vanguard Corp. (Chemicals)	185	3,635
Ameris Bancorp (Banks)	185	8,917
Amicus Therapeutics, Inc.* (Biotechnology)	703	10,116
Amkor Technology, Inc.* (Semiconductors & Semiconductor Equipment)	518	5,206
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	222	10,933
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	222	4,271

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 331

Common Stocks, continued

	Shares	Value
Amplify Snack Brands, Inc.* (Food Products)	259	$3,111
AmTrust Financial Services, Inc. (Insurance)	407	4,098
Anavex Life Sciences Corp.* (Biotechnology)	333	1,072
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	222	3,692
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	148	11,248
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	962	1,914
Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts)	555	3,019
Apogee Enterprises, Inc. (Building Products)	148	6,768
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	444	8,192
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	185	12,599
Approach Resources, Inc.* (Oil, Gas & Consumable Fuels)	555	1,643
Aratana Therapeutics, Inc.* (Pharmaceuticals)	333	1,752
ARC Document Solutions, Inc.* (Commercial Services & Supplies)	444	1,132
ArcBest Corp. (Road & Rail)	148	5,291
Archrock, Inc. (Energy Equipment & Services)	370	3,885
Ardelyx, Inc.* (Biotechnology)	370	2,442
Ardmore Shipping Corp.* (Oil, Gas & Consumable Fuels)	259	2,072
Arena Pharmaceuticals, Inc.* (Biotechnology)	222	7,541
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	185	2,387
Argo Group International Holdings, Ltd. (Insurance)	148	9,124
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	259	4,022
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	185	4,758
Armstrong Flooring, Inc.* (Building Products)	148	2,504
Array BioPharma, Inc.* (Biotechnology)	814	10,419
Artisan Partners Asset Management, Inc. (Capital Markets)	222	8,769
Ascena Retail Group, Inc.* (Specialty Retail)	1,147	2,695
Ashford Hospitality Prime, Inc. (Equity Real Estate Investment Trusts)	222	2,160
Ashford Hospitality Trust, Inc. (Equity Real Estate Investment Trusts)	481	3,237
Aspen Technology, Inc.* (Software)	333	22,044
Asterias Biotherapeutics, Inc.* (Biotechnology)	407	916
Atara Biotherapeutics, Inc.* (Biotechnology)	185	3,349
Athersys, Inc.* (Biotechnology)	1,147	2,076
Atkore International Group, Inc.* (Electrical Equipment)	185	3,968
Atlantic Power Corp.* (Independent Power & Renewable Electricity Producers)	888	2,087
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	111	6,510
AtriCure, Inc.* (Health Care Equipment & Supplies)	185	3,374
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	370	1,994
Avis Budget Group, Inc.* (Road & Rail)	333	14,613
Avista Corp. (Multi-Utilities)	296	15,242
AVX Corp. (Electronic Equipment, Instruments & Components)	259	4,481
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	148	4,248
AxoGen, Inc.* (Health Care Equipment & Supplies)	185	5,236
Axon Enterprise, Inc.* (Aerospace & Defense)	259	6,864
Axovant Sciences, Ltd.* (Biotechnology)	185	975
Axt, Inc.* (Semiconductors & Semiconductor Equipment)	333	2,897
AZZ, Inc. (Electrical Equipment)	111	5,672
B of I Holding, Inc.* (Thrifts & Mortgage Finance)	296	8,850
B&G Foods, Inc.—Class A (Food Products)	296	10,404
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	296	1,681
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	148	7,074
Balchem Corp. (Chemicals)	148	11,929
Banc of California, Inc. (Banks)	222	4,584
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Banks)	148	3,981
BancorpSouth Bank (Banks)	370	11,637
Bank Mutual Corp. (Thrifts & Mortgage Finance)	296	3,152
Bank of Nt Butterfield & Son, Ltd. (The) (Banks)	259	9,399
Banner Corp. (Banks)	148	8,158
Barnes & Noble Education, Inc.* (Specialty Retail)	259	2,134
Barnes & Noble, Inc. (Specialty Retail)	407	2,727
Barnes Group, Inc. (Machinery)	222	14,046
Barracuda Networks, Inc.* (Software)	148	4,070
Bazaarvoice, Inc.* (Internet Software & Services)	555	3,025
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	259	16,513
Beazer Homes USA, Inc.* (Household Durables)	222	4,265
Belden, Inc. (Electronic Equipment, Instruments & Components)	185	14,276
Bellicum Pharmaceutials, Inc.* (Biotechnology)	222	1,867
Belmond, Ltd.* (Hotels, Restaurants & Leisure)	444	5,439
Benchmark Electronics, Inc.* (Electronic Equipment, Instruments & Components)	222	6,460
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)	333	5,478
Berkshire Hills Bancorp, Inc. (Banks)	185	6,771
Big Lots, Inc. (Multiline Retail)	185	10,388
Bill Barrett Corp.* (Oil, Gas & Consumable Fuels)	592	3,037
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	518	2,543

See accompanying notes to financial statements.

332 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
BioScrip, Inc.* (Health Care Providers & Services)	925	$2,692
BioTelemetry, Inc.* (Health Care Providers & Services)	148	4,425
BioTime, Inc.* (Biotechnology)	629	1,352
Black Hills Corp. (Multi-Utilities)	222	13,344
Blackbaud, Inc. (Software)	185	17,481
Blackhawk Network Holdings, Inc.* (IT Services)	259	9,233
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	444	9,475
Blucora, Inc.* (Internet Software & Services)	222	4,906
Blue Hills Bancorp, Inc. (Banks)	148	2,975
Bluebird Bio, Inc.* (Biotechnology)	185	32,948
Blueprint Medicines Corp.* (Biotechnology)	185	13,951
BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	296	7,489
Boingo Wireless, Inc.* (Wireless Telecommunication Services)	222	4,995
Boise Cascade Co. (Paper & Forest Products)	185	7,382
Boston Private Financial Holdings, Inc. (Banks)	407	6,288
Bottomline Technologies, Inc.* (Software)	185	6,416
Box, Inc.*—Class A (Internet Software & Services)	370	7,814
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	370	12,969
Brady Corp.—Class A (Commercial Services & Supplies)	222	8,414
Briggs & Stratton Corp. (Machinery)	222	5,632
Brightcove, Inc.* (Internet Software & Services)	296	2,102
Brinker International, Inc. (Hotels, Restaurants & Leisure)	222	8,622
Bristow Group, Inc. (Energy Equipment & Services)	296	3,987
BroadSoft, Inc.* (Software)	148	8,125
Brookline Bancorp, Inc. (Banks)	370	5,809
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	333	7,942
Builders FirstSource, Inc.* (Building Products)	444	9,675
C&J Energy Services, Inc.* (Energy Equipment & Services)	222	7,430
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	111	10,443
CACI International, Inc.*—Class A (IT Services)	111	14,692
Caesars Entertainment Corp.* (Hotels, Restaurants & Leisure)	740	9,361
CalAmp Corp.* (Communications Equipment)	185	3,965
Caleres, Inc. (Specialty Retail)	222	7,433
Calgon Carbon Corp. (Chemicals)	259	5,517
California Resources Corp.* (Oil, Gas & Consumable Fuels)	259	5,035
California Water Service Group (Water Utilities)	222	10,068
Calithera Biosciences, Inc.* (Biotechnology)	222	1,854
Calix, Inc.* (Communications Equipment)	333	1,981
Callaway Golf Co. (Leisure Products)	444	6,184
Callidus Software, Inc.* (Software)	296	8,480
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	888	10,789
Cal-Maine Foods, Inc.* (Food Products)	148	6,579
Cambrex Corp.* (Life Sciences Tools & Services)	148	7,104
Cannae Holdings, Inc.* (Diversified Financial Services)	333	5,671
Cantel Medical Corp. (Health Care Equipment & Supplies)	148	15,225
Capital Senior Living Corp.* (Health Care Providers & Services)	185	2,496
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	592	7,939
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	481	4,161
Cara Therapeutics, Inc.* (Biotechnology)	185	2,264
Carbonite, Inc.* (Internet Software & Services)	148	3,715
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	148	3,506
Cardtronics PLC*—Class A (IT Services)	222	4,111
Career Education Corp.* (Diversified Consumer Services)	370	4,470
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	333	5,581
Carpenter Technology Corp. (Metals & Mining)	222	11,320
Carrizo Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	296	6,299
Carrols Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	222	2,697
Cars.com, Inc.* (Internet Software & Services)	333	9,604
Cascadian Therapeutics, Inc.* (Biotechnology)	481	1,780
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	222	5,110
Castle Brands, Inc.* (Beverages)	999	1,219
Castlight Health, Inc.*—Class B (Health Care Technology)	555	2,081
Catalent, Inc.* (Pharmaceuticals)	518	21,279
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	777	3,038
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	259	3,401
Cathay General Bancorp, Inc. (Banks)	333	14,043
CBIZ, Inc.* (Professional Services)	259	4,002
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	814	4,607
CECO Environmental Corp. (Commercial Services & Supplies)	222	1,139
Cedar Realty Trust, Inc. (Equity Real Estate Investment Trusts)	555	3,374
Celldex Therapeutics, Inc.* (Biotechnology)	962	2,732
CenterState Banks, Inc. (Banks)	259	6,664
Central European Media Enterprises, Ltd.*—Class A (Media)	592	2,753
Central Garden & Pet Co.*—Class A (Household Products)	185	6,976
Central Pacific Financial Corp. (Banks)	148	4,415
Century Aluminum Co.* (Metals & Mining)	259	5,087
Cerus Corp.* (Health Care Equipment & Supplies)	888	3,001
ChannelAdvisor Corp.* (Internet Software & Services)	185	1,665
Chart Industries, Inc.* (Machinery)	148	6,935

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 333

Common Stocks, continued

	Shares	Value
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	222	$5,053
Chegg, Inc.* (Diversified Consumer Services)	407	6,642
Chemical Financial Corp. (Banks)	296	15,827
ChemoCentryx, Inc.* (Biotechnology)	259	1,541
Chesapeake Lodging Trust (Equity Real Estate Investment Trusts)	296	8,019
Chicago Bridge & Iron Co. N.V. (Construction & Engineering)	481	7,763
Chico’s FAS, Inc. (Specialty Retail)	629	5,548
Chimerix, Inc.* (Biotechnology)	407	1,884
Ciena Corp.* (Communications Equipment)	592	12,391
Cimpress N.V.* (Internet Software & Services)	111	13,307
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	222	4,629
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	259	13,432
Citizens, Inc.* (Insurance)	333	2,448
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	222	2,888
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	999	2,028
Clear Channel Outdoor Holdings, Inc. (Media)	444	2,042
Cleveland-Cliffs, Inc.* (Metals & Mining)	1,369	9,870
Cloud Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	629	2,799
Clovis Oncology, Inc.* (Biotechnology)	185	12,580
CNO Financial Group, Inc. (Insurance)	740	18,270
CoBiz Financial, Inc. (Banks)	222	4,438
Codexis, Inc.* (Chemicals)	407	3,398
Coeur Mining, Inc.* (Metals & Mining)	851	6,383
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	185	8,380
Coherus Biosciences, Inc.* (Biotechnology)	222	1,954
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	185	4,061
Columbia Banking System, Inc. (Banks)	259	11,251
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	148	10,638
Comfort Systems USA, Inc. (Construction & Engineering)	185	8,075
CommerceHub, Inc.*—Series C (Internet Software & Services)	185	3,809
Commercial Metals Co. (Metals & Mining)	518	11,044
Commercial Vehicle Group, Inc.* (Machinery)	222	2,373
Community Bank System, Inc. (Banks)	222	11,933
Community Health Systems, Inc.* (Health Care Providers & Services)	518	2,207
CommVault Systems, Inc.* (Software)	185	9,713
Compass Minerals International, Inc. (Metals & Mining)	148	10,693
Conatus Pharmaceuticals, Inc.* (Biotechnology)	333	1,538
ConforMIS, Inc.* (Health Care Equipment & Supplies)	407	969
CONMED Corp. (Health Care Equipment & Supplies)	148	7,544
ConnectOne Bancorp, Inc. (Banks)	185	4,764
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	259	3,157
Contango Oil & Gas Co.* (Oil, Gas & Consumable Fuels)	259	1,220
Continental Building Products, Inc.* (Building Products)	185	5,208
Control4 Corp.* (Electronic Equipment, Instruments & Components)	148	4,404
Convergys Corp. (IT Services)	407	9,565
Cooper Tire & Rubber Co. (Auto Components)	259	9,156
Corbus Pharmaceuticals Holdings, Inc.* (Biotechnology)	370	2,627
Corcept Therapeutics, Inc.* (Pharmaceuticals)	481	8,687
Core-Mark Holding Co., Inc. (Distributors)	222	7,011
Corindus Vascular Robotics, Inc.*—Class I (Health Care Equipment & Supplies)	1,073	1,084
Cornerstone OnDemand, Inc.* (Internet Software & Services)	222	7,843
Costamare, Inc. (Marine)	296	1,708
Cotiviti Holdings, Inc.* (Health Care Technology)	148	4,767
Coupa Software, Inc.* (Internet Software & Services)	148	4,621
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	1,776	16,428
Covanta Holding Corp. (Commercial Services & Supplies)	555	9,380
Cowen Group, Inc.*—Class A (Capital Markets)	185	2,525
Cray, Inc.* (Technology Hardware, Storage & Peripherals)	222	5,372
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	444	16,490
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	444	5,612
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	222	2,833
CryoLife, Inc.* (Health Care Equipment & Supplies)	185	3,543
CSG Systems International, Inc. (IT Services)	148	6,485
CTS Corp. (Electronic Equipment, Instruments & Components)	185	4,764
Cubic Corp. (Aerospace & Defense)	111	6,543
Curis, Inc.* (Biotechnology)	1,110	777
Curtiss-Wright Corp. (Aerospace & Defense)	185	22,541
Customers Bancorp, Inc.* (Banks)	148	3,847
CVB Financial Corp. (Banks)	444	10,461
CYS Investments, Inc. (Mortgage Real Estate Investment Trusts)	740	5,942
Cytokinetics, Inc.* (Biotechnology)	259	2,111
Cytomx Therapeutics, Inc.* (Biotechnology)	185	3,905
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	259	2,365
Dana Holding Corp. (Auto Components)	629	20,133
Darling Ingredients, Inc.* (Food Products)	740	13,416
Dave & Buster’s Entertainment, Inc.* (Hotels, Restaurants & Leisure)	185	10,206
Dean Foods Co. (Food Products)	407	4,705
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	148	11,877
Del Taco Restaurants, Inc.* (Hotels, Restaurants & Leisure)	222	2,691
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	296	10,342
Deluxe Corp. (Commercial Services & Supplies)	222	17,059
Denbury Resources, Inc.* (Oil, Gas & Consumable Fuels)	2,294	5,070
Denny’s Corp.* (Hotels, Restaurants & Leisure)	370	4,899
Depomed, Inc.* (Pharmaceuticals)	333	2,681
Dermira, Inc.* (Pharmaceuticals)	185	5,145
DHI Group, Inc.* (Internet Software & Services)	629	1,195
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	592	2,125
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	333	6,190

See accompanying notes to financial statements.

334 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	888	$10,026
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	333	5,445
Digi International, Inc.* (Communications Equipment)	222	2,120
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	185	3,876
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	185	5,304
Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	259	5,198
Donnelley Financial Solutions, Inc.* (Capital Markets)	148	2,885
Dorman Products, Inc.* (Auto Components)	111	6,787
Dril-Quip, Inc.* (Energy Equipment & Services)	185	8,825
Drive Shack, Inc.* (Hotels, Restaurants & Leisure)	592	3,274
DSW, Inc.—Class A (Specialty Retail)	333	7,130
Durect Corp.* (Pharmaceuticals)	1,406	1,296
Dycom Industries, Inc.* (Construction & Engineering)	148	16,492
Dynavax Technologies Corp.* (Biotechnology)	333	6,227
Dynegy, Inc.* (Independent Power & Renewable Electricity Producers)	592	7,015
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	333	2,334
Eagle Bancorp, Inc.* (Banks)	148	8,569
Eagle Bulk Shipping, Inc.* (Marine)	370	1,658
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	185	3,948
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	148	13,080
Ebix, Inc. (Software)	111	8,797
Echo Global Logistics, Inc.* (Air Freight & Logistics)	185	5,180
Eclipse Resources Corp.* (Oil, Gas & Consumable Fuels)	777	1,865
Editas Medicine, Inc.* (Biotechnology)	222	6,822
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)	333	11,628
El Paso Electric Co. (Electric Utilities)	185	10,240
Eldorado Resorts, Inc.* (Hotels, Restaurants & Leisure)	222	7,359
Electro Scientific Industries, Inc.* (Electronic Equipment, Instruments & Components)	259	5,550
Electronics for Imaging, Inc.* (Technology Hardware, Storage & Peripherals)	222	6,556
Ellie Mae, Inc.* (Software)	148	13,231
EMCOR Group, Inc. (Construction & Engineering)	259	21,173
EMCORE Corp.* (Communications Equipment)	222	1,432
Emergent BioSolutions, Inc.* (Biotechnology)	185	8,597
Employers Holdings, Inc. (Insurance)	148	6,571
Encore Capital Group, Inc.* (Consumer Finance)	111	4,673
Endologix, Inc.* (Health Care Equipment & Supplies)	555	2,969
Endurance International Group Holdings, Inc.* (Internet Software & Services)	370	3,108
Energy Recovery, Inc.* (Machinery)	296	2,590
Energy XXI Gulf Coast, Inc.* (Oil, Gas & Consumable Fuels)	148	850
EnerSys (Electrical Equipment)	185	12,882
Ennis, Inc. (Commercial Services & Supplies)	148	3,071
Enova International, Inc.* (Consumer Finance)	222	3,374
Ensco PLCADR—Class A (Energy Equipment & Services)	1,406	8,309
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	629	19,153
Entercom Communications Corp.—Class A (Media)	222	2,398
Entravision Communications Corp.—Class A (Media)	444	3,175
Envestnet, Inc.* (Internet Software & Services)	185	9,222
Enzo Biochem, Inc.* (Life Sciences Tools & Services)	259	2,111
EP Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	407	961
EPAM Systems, Inc.* (IT Services)	222	23,850
Epizyme, Inc.* (Biotechnology)	259	3,250
Eros International PLC* (Media)	222	2,142
ESCO Technologies, Inc. (Machinery)	111	6,688
Essendant, Inc. (Commercial Services & Supplies)	222	2,058
Essent Group, Ltd.* (Thrifts & Mortgage Finance)	333	14,459
Esterline Technologies Corp.* (Aerospace & Defense)	111	8,292
Ethan Allen Interiors, Inc. (Household Durables)	148	4,233
Etsy, Inc.* (Internet & Direct Marketing Retail)	555	11,350
Evercore Partners, Inc.—Class A (Capital Markets)	185	16,650
Everi Holdings, Inc.* (IT Services)	407	3,069
EVERTEC, Inc. (IT Services)	296	4,040
Evolent Health, Inc.* (Health Care Technology)	185	2,276
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)	259	1,774
Exact Sciences Corp.* (Biotechnology)	481	25,271
ExlService Holdings, Inc.* (IT Services)	148	8,932
Exponent, Inc. (Professional Services)	111	7,892
Express, Inc.* (Specialty Retail)	481	4,882
Exterran Corp.* (Energy Equipment & Services)	185	5,816
Extreme Networks, Inc.* (Communications Equipment)	555	6,949
EZCORP, Inc.*—Class A (Consumer Finance)	333	4,063
Fabrinet* (Electronic Equipment, Instruments & Components)	185	5,310
Fair Isaac Corp. (Software)	148	22,673
Fairmount Santrol Holdings, Inc.* (Energy Equipment & Services)	851	4,451
Farmers National Banc Corp. (Banks)	185	2,729
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	259	2,248
Fate Therapeutics, Inc.* (Biotechnology)	518	3,165
FCB Financial Holdings, Inc.*—Class A (Banks)	148	7,518
Federal Signal Corp. (Machinery)	296	5,947
Ferro Corp.* (Chemicals)	407	9,601
FibroGen, Inc.* (Biotechnology)	259	12,277
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	148	2,812
Financial Engines, Inc. (Capital Markets)	259	7,848
Finisar Corp.* (Communications Equipment)	481	9,788
First Bancorp (Banks)	148	5,226
First BanCorp.* (Banks)	851	4,340
First Busey Corp. (Banks)	148	4,431
First Commonwealth Financial Corp. (Banks)	481	6,888
First Financial Bancorp (Banks)	296	7,800

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 335

Common Stocks, continued

	Shares	Value
First Financial Bankshares, Inc. (Banks)	296	$13,335
First Foundation, Inc.* (Banks)	185	3,430
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	518	16,301
First Interstate Bancsys—Class A (Banks)	148	5,927
First Merchants Corp. (Banks)	185	7,781
First Midwest Bancorp, Inc. (Banks)	444	10,660
First of Long Island Corp. (The) (Banks)	148	4,218
FirstCash, Inc. (Consumer Finance)	222	14,974
Fitbit, Inc.*—Class A (Electronic Equipment, Instruments & Components)	925	5,282
Five Below, Inc.* (Specialty Retail)	222	14,722
Five Prime Therapeutics, Inc.* (Biotechnology)	148	3,244
Five9, Inc.* (Internet Software & Services)	259	6,444
Flexion Therapeutics, Inc.* (Biotechnology)	185	4,632
Flotek Industries, Inc.* (Chemicals)	333	1,552
Fluidigm Corp.* (Life Sciences Tools & Services)	407	2,397
Flushing Financial Corp. (Banks)	148	4,070
Forestar Group, Inc.* (Real Estate Management & Development)	222	4,884
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	370	5,791
Fortress Biotech, Inc.* (Biotechnology)	407	1,624
Forum Energy Technologies, Inc.* (Energy Equipment & Services)	333	5,178
Forward Air Corp. (Air Freight & Logistics)	148	8,502
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	296	2,300
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	296	7,607
Fox Factory Holding Corp.* (Auto Components)	185	7,187
Francesca’s Holdings Corp.* (Specialty Retail)	259	1,893
Franklin Electric Co., Inc. (Machinery)	222	10,190
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	518	5,563
Frank’s International N.V. (Energy Equipment & Services)	333	2,214
Fred’s, Inc.—Class A (Multiline Retail)	259	1,049
Fresh Del Monte Produce, Inc. (Food Products)	148	7,055
Freshpet, Inc.* (Food Products)	185	3,506
Frontier Communications Corp. (Diversified Telecommunication Services)	370	2,501
Frontline, Ltd. (Oil, Gas & Consumable Fuels)	518	2,378
FTI Consulting, Inc.* (Professional Services)	185	7,948
Fulton Financial Corp. (Banks)	740	13,246
FutureFuel Corp. (Chemicals)	185	2,607
GAIN Capital Holdings, Inc. (Capital Markets)	333	3,330
Gannett Co., Inc. (Media)	592	6,861
GasLog, Ltd. (Oil, Gas & Consumable Fuels)	222	4,940
Gastar Exploration, Inc.* (Oil, Gas & Consumable Fuels)	1,665	1,748
GATX Corp. (Trading Companies & Distributors)	185	11,500
GCP Applied Technologies, Inc.* (Chemicals)	333	10,623
Gener8 Maritime, Inc.* (Oil, Gas & Consumable Fuels)	407	2,694
Generac Holdings, Inc.* (Electrical Equipment)	259	12,826
General Cable Corp. (Electrical Equipment)	259	7,666
General Communication, Inc.*—Class A (Diversified Telecommunication Services)	148	5,775
Genesis Healthcare, Inc.* (Health Care Providers & Services)	777	593
GenMark Diagnostics, Inc.* (Health Care Equipment & Supplies)	259	1,080
Genocea Biosciences, Inc.* (Biotechnology)	333	386
Gentherm, Inc.* (Auto Components)	185	5,874
Genworth Financial, Inc.*—Class A (Insurance)	2,294	7,134
Geron Corp.* (Biotechnology)	999	1,798
Getty Realty Corp. (Equity Real Estate Investment Trusts)	148	4,020
Gibraltar Industries, Inc.* (Building Products)	148	4,884
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	222	8,190
Glacier Bancorp, Inc. (Banks)	333	13,117
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	148	3,117
Glaukos Corp.* (Health Care Equipment & Supplies)	148	3,796
Global Blood Therapeutics, Inc.* (Biotechnology)	185	7,280
Global Eagle Entertainment, Inc.* (Media)	592	1,356
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	333	6,853
Globalstar, Inc.* (Diversified Telecommunication Services)	2,294	3,005
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	333	13,686
Glu Mobile, Inc.* (Software)	851	3,098
Gms, Inc.* (Trading Companies & Distributors)	111	4,178
GNC Holdings, Inc.*—Class A (Specialty Retail)	407	1,502
Gogo, Inc.* (Internet Software & Services)	333	3,756
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	444	13,235
Gold Resource Corp. (Metals & Mining)	481	2,116
GoPro, Inc.*—Class A (Household Durables)	555	4,201
Government Properties Income Trust (Equity Real Estate Investment Trusts)	333	6,174
Gramercy Property Trust, Inc. (Equity Real Estate Investment Trusts)	629	16,768
Grand Canyon Education, Inc.* (Diversified Consumer Services)	185	16,564
Granite Construction, Inc. (Construction & Engineering)	185	11,735
Gray Television, Inc.* (Media)	333	5,578
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	481	2,597
Great Western Bancorp, Inc. (Banks)	259	10,308
Green Dot Corp.*—Class A (Consumer Finance)	222	13,378
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	185	3,117
Greenhill & Co., Inc. (Capital Markets)	148	2,886
Greenlight Capital Re, Ltd.*—Class A (Insurance)	185	3,719
Greif, Inc.—Class A (Containers & Packaging)	111	6,724
Griffon Corp. (Building Products)	148	3,012
Groupon, Inc.* (Internet & Direct Marketing Retail)	1,702	8,680
GrubHub, Inc.* (Internet Software & Services)	370	26,565
GTT Communications, Inc.* (Internet Software & Services)	148	6,949

See accompanying notes to financial statements.

336 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Guaranty BanCorp (Banks)	148	$4,092
GUESS?, Inc. (Specialty Retail)	333	5,621
H&E Equipment Services, Inc. (Trading Companies & Distributors)	185	7,520
H.B. Fuller Co. (Chemicals)	222	11,959
Haemonetics Corp.* (Health Care Equipment & Supplies)	222	12,894
Halcon Resources Corp.* (Oil, Gas & Consumable Fuels)	444	3,361
Halozyme Therapeutics, Inc.* (Biotechnology)	518	10,495
Halyard Health, Inc.* (Health Care Equipment & Supplies)	222	10,252
Hancock Holding Co. (Banks)	370	18,315
Hanmi Financial Corp. (Banks)	148	4,492
Hannon Armstrong Sustainable, Inc. (Mortgage Real Estate Investment Trusts)	259	6,232
Harmonic, Inc.* (Communications Equipment)	518	2,176
Harsco Corp.* (Machinery)	370	6,901
Hawaiian Holdings, Inc. (Airlines)	222	8,847
HC2 Holdings, Inc. (Construction & Engineering)	333	1,981
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	481	15,450
Healthcare Services Group, Inc. (Commercial Services & Supplies)	296	15,605
HealthEquity, Inc.* (Health Care Providers & Services)	222	10,359
HealthSouth Corp. (Health Care Providers & Services)	370	18,281
HealthStream, Inc.* (Health Care Technology)	148	3,428
Heartland Express, Inc. (Road & Rail)	259	6,045
Heartland Financial USA, Inc. (Banks)	111	5,955
Hecla Mining Co. (Metals & Mining)	1,776	7,051
Helen of Troy, Ltd.* (Household Durables)	111	10,695
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	740	5,580
Herc Holdings, Inc.* (Trading Companies & Distributors)	111	6,950
Heritage Commerce Corp. (Banks)	222	3,401
Heritage Financial Corp. (Banks)	148	4,558
Heritage Insurance Holdings, Inc. (Insurance)	185	3,334
Herman Miller, Inc. (Commercial Services & Supplies)	259	10,373
Heron Therapeutics, Inc.* (Biotechnology)	259	4,688
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	222	3,863
Hertz Global Holdings, Inc.* (Road & Rail)	333	7,359
HFF, Inc.—Class A (Real Estate Management & Development)	185	8,999
Hill International, Inc.* (Professional Services)	370	2,017
Hillenbrand, Inc. (Machinery)	296	13,231
Hilltop Holdings, Inc. (Banks)	333	8,435
HMS Holdings Corp.* (Health Care Technology)	407	6,899
HNI Corp. (Commercial Services & Supplies)	185	7,135
Home BancShares, Inc. (Banks)	555	12,904
HomeStreet, Inc.* (Thrifts & Mortgage Finance)	148	4,285
Hope Bancorp, Inc. (Banks)	592	10,804
Horace Mann Educators Corp. (Insurance)	185	8,159
Horizon Global Corp.* (Auto Components)	185	2,594
Horizon Pharma PLC* (Pharmaceuticals)	740	10,804
Hortonworks, Inc.* (Internet Software & Services)	259	5,208
Hostess Brands, Inc.* (Food Products)	370	5,480
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	481	4,473
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	999	3,347
HRG Group, Inc.* (Household Products)	518	8,780
Hub Group, Inc.*—Class A (Air Freight & Logistics)	148	7,089
Hubspot, Inc.* (Software)	148	13,083
Hudson Technologies, Inc.* (Commercial Services & Supplies)	296	1,797
Huttig Building Products, Inc.* (Trading Companies & Distributors)	259	1,722
IBERIABANK Corp. (Banks)	222	17,205
Iconix Brand Group, Inc.* (Textiles, Apparel & Luxury Goods)	370	477
IDACORP, Inc. (Electric Utilities)	222	20,281
Idera Pharmaceuticals, Inc.* (Biotechnology)	1,110	2,342
Ignyta, Inc.* (Biotechnology)	333	8,891
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	259	12,160
ILG, Inc. (Hotels, Restaurants & Leisure)	481	13,699
IMAX Corp.* (Media)	259	5,996
Immersion Corp.* (Technology Hardware, Storage & Peripherals)	259	1,829
ImmunoGen, Inc.* (Biotechnology)	592	3,795
Immunomedics, Inc.* (Biotechnology)	555	8,969
Impax Laboratories, Inc.* (Pharmaceuticals)	370	6,161
Imperva, Inc.* (Software)	148	5,876
INC Research Holdings, Inc.*—Class A (Life Sciences Tools & Services)	222	9,679
Independence Contract Drilling, Inc.* (Energy Equipment & Services)	407	1,620
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	407	4,107
Independent Bank Corp. (Banks)	111	7,753
Infinera Corp.* (Communications Equipment)	666	4,216
Information Services Group, Inc.* (IT Services)	407	1,697
InfraREIT, Inc. (Equity Real Estate Investment Trusts)	222	4,125
Ingevity Corp.* (Chemicals)	185	13,037
InnerWorkings, Inc.* (Commercial Services & Supplies)	296	2,969
Innospec, Inc. (Chemicals)	111	7,837
Innoviva, Inc.* (Pharmaceuticals)	407	5,775
Inovalon Holdings, Inc.* (Health Care Technology)	333	4,995
Inovio Pharmaceuticals, Inc.* (Biotechnology)	407	1,681
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	185	6,771
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	185	7,084
Insmed, Inc.* (Biotechnology)	333	10,383
Insulet Corp.* (Health Care Equipment & Supplies)	259	17,871

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 337

Common Stocks, continued

	Shares	Value
Insys Therapeutics, Inc.* (Biotechnology)	185	$1,780
Integer Holdings Corp.* (Health Care Equipment & Supplies)	148	6,704
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	259	12,396
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	592	17,600
Intelsat S.A.* (Diversified Telecommunication Services)	481	1,631
InterDigital, Inc. (Communications Equipment)	148	11,270
Interface, Inc. (Commercial Services & Supplies)	296	7,444
Internap Corp.* (Internet Software & Services)	185	2,906
International Bancshares Corp. (Banks)	259	10,282
International Seaways, Inc.* (Oil, Gas & Consumable Fuels)	185	3,415
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	148	5,898
Intersect ENT, Inc.* (Pharmaceuticals)	148	4,795
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	259	3,750
Intrepid Potash, Inc.* (Chemicals)	814	3,875
Invacare Corp. (Health Care Equipment & Supplies)	222	3,741
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	518	9,235
Investment Technology Group, Inc. (Capital Markets)	185	3,561
Investors Bancorp, Inc. (Banks)	1,110	15,407
Investors Real Estate Trust (Equity Real Estate Investment Trusts)	666	3,783
Invitae Corp.* (Biotechnology)	259	2,352
Iovance Biotherapeutics, Inc.* (Biotechnology)	407	3,256
Iridium Communications, Inc.* (Diversified Telecommunication Services)	444	5,239
iRobot Corp.* (Household Durables)	111	8,514
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	592	8,874
iStar Financial, Inc.* (Equity Real Estate Investment Trusts)	370	4,181
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	296	2,063
Itron, Inc.* (Electronic Equipment, Instruments & Components)	148	10,094
IXYS Corp.* (Semiconductors & Semiconductor Equipment)	185	4,431
J.C. Penney Co., Inc.* (Multiline Retail)	1,480	4,677
j2 Global, Inc. (Internet Software & Services)	185	13,881
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	148	14,520
Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	222	3,503
John Bean Technologies Corp. (Machinery)	148	16,397
Jones Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	777	855
K12, Inc.* (Diversified Consumer Services)	185	2,942
K2M Group Holdings, Inc.* (Health Care Equipment & Supplies)	222	3,996
Kaman Corp.—Class A (Trading Companies & Distributors)	111	6,531
KapStone Paper & Packaging Corp. (Paper & Forest Products)	407	9,235
Karyopharm Therapeutics, Inc.* (Biotechnology)	259	2,486
KB Home (Household Durables)	370	11,822
KBR, Inc. (Construction & Engineering)	666	13,207
Keane Group, Inc.* (Energy Equipment & Services)	185	3,517
Kearny Financial Corp. (Thrifts & Mortgage Finance)	407	5,881
Kelly Services, Inc.—Class A (Professional Services)	185	5,045
KEMET Corp.* (Electronic Equipment, Instruments & Components)	259	3,901
Kemper Corp. (Insurance)	185	12,747
Kennametal, Inc. (Machinery)	333	16,121
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	407	7,061
Keryx Biopharmaceuticals, Inc.* (Biotechnology)	481	2,237
Kforce, Inc. (Professional Services)	148	3,737
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	185	3,376
Kimball International, Inc.—Class B (Commercial Services & Supplies)	222	4,145
Kindred Healthcare, Inc. (Health Care Providers & Services)	444	4,307
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	370	7,252
Klondex Mines, Ltd.* (Metals & Mining)	999	2,607
KLX, Inc.* (Aerospace & Defense)	222	15,152
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	333	14,559
Knoll, Inc. (Commercial Services & Supplies)	259	5,967
Knowles Corp.* (Electronic Equipment, Instruments & Components)	407	5,967
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	555	1,776
Korn/Ferry International (Professional Services)	222	9,186
Kraton Performance Polymers, Inc.* (Chemicals)	148	7,129
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	370	3,918
La Quinta Holdings, Inc.* (Hotels, Restaurants & Leisure)	407	7,513
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	370	5,043
Ladenburg Thalmann Financial Services, Inc. (Capital Markets)	851	2,689
Lakeland Bancorp, Inc. (Banks)	222	4,274
Lakeland Financial Corp. (Banks)	111	5,382
Landec Corp.* (Food Products)	185	2,331
Lannett Co., Inc.* (Pharmaceuticals)	185	4,292
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	185	3,783
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)	481	13,502
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	666	3,849

See accompanying notes to financial statements.

338 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Laureate Education, Inc.*—Class A (Diversified Consumer Services)	222	$3,010
La-Z-Boy, Inc. (Household Durables)	222	6,926
LCI Industries (Auto Components)	111	14,430
LegacyTexas Financial Group, Inc. (Banks)	222	9,371
LendingClub Corp.* (Consumer Finance)	1,443	5,960
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	222	2,193
Lexington Realty Trust (Equity Real Estate Investment Trusts)	962	9,283
Liberty Braves Group*—Class C (Media)	185	4,111
Liberty TripAdvisor Holdings, Inc.*—Class A (Internet & Direct Marketing Retail)	370	3,487
Lilis Energy, Inc.* (Oil, Gas & Consumable Fuels)	407	2,080
Limelight Networks, Inc.* (Internet Software & Services)	666	2,937
Liquidity Services, Inc.* (Internet Software & Services)	259	1,256
Lithia Motors, Inc.—Class A (Specialty Retail)	111	12,608
LivaNova PLC* (Health Care Equipment & Supplies)	222	17,742
LivePerson, Inc.* (Internet Software & Services)	296	3,404
Louisiana-Pacific Corp.* (Paper & Forest Products)	629	16,517
LSC Communications, Inc. (Commercial Services & Supplies)	185	2,803
LSI Industries, Inc. (Electrical Equipment)	222	1,527
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	185	8,057
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	148	4,646
Lumentum Holdings, Inc.* (Communications Equipment)	259	12,665
Luminex Corp. (Life Sciences Tools & Services)	222	4,373
M.D.C. Holdings, Inc. (Household Durables)	185	5,898
M/A-COM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	185	6,020
M/I Homes, Inc.* (Household Durables)	148	5,091
Macatawa Bank Corp. (Banks)	222	2,220
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	407	8,775
MacroGenics, Inc.* (Biotechnology)	185	3,515
Magellan Health, Inc.* (Health Care Providers & Services)	111	10,716
Maiden Holdings, Ltd. (Insurance)	370	2,442
MainSource Financial Group, Inc. (Banks)	148	5,374
ManTech International Corp.—Class A (IT Services)	148	7,428
MarineMax, Inc.* (Specialty Retail)	148	2,797
Marten Transport, Ltd. (Road & Rail)	259	5,258
Masimo Corp.* (Health Care Equipment & Supplies)	185	15,688
Masonite International Corp.* (Building Products)	148	10,973
MasTec, Inc.* (Construction & Engineering)	296	14,489
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	407	12,670
Matinas BioPharma Holdings, Inc.* (Biotechnology)	666	773
Matrix Service Co.* (Energy Equipment & Services)	222	3,952
Matson, Inc. (Marine)	222	6,624
Matthews International Corp.—Class A (Commercial Services & Supplies)	148	7,814
MAXIMUS, Inc. (IT Services)	259	18,540
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	296	7,820
Maxwell Technologies, Inc.* (Electronic Equipment, Instruments & Components)	333	1,918
MB Financial, Inc. (Banks)	333	14,825
MBIA, Inc.* (Insurance)	629	4,604
McDermott International, Inc.* (Energy Equipment & Services)	1,295	8,521
McGrath RentCorp (Commercial Services & Supplies)	111	5,215
MDC Partners, Inc.*—Class A (Media)	370	3,608
Medequities Realty Trust, Inc. (Equity Real Estate Investment Trusts)	222	2,491
MediciNova, Inc.* (Biotechnology)	333	2,155
Medidata Solutions, Inc.* (Health Care Technology)	222	14,067
Melinta Therapeutics, Inc.* (Pharmaceuticals)	111	1,754
Mercury Systems, Inc.* (Aerospace & Defense)	222	11,400
Meredith Corp. (Media)	185	12,219
Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	259	5,335
Meridian Bioscience, Inc. (Health Care Equipment & Supplies)	222	3,108
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	222	9,590
Meritage Homes Corp.* (Household Durables)	185	9,472
Meritor, Inc.* (Machinery)	407	9,548
Merrimack Pharmaceuticals, Inc. (Biotechnology)	148	1,517
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	185	7,419
MGE Energy, Inc. (Electric Utilities)	148	9,339
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	1,591	22,448
MicroVision, Inc.* (Electronic Equipment, Instruments & Components)	888	1,447
Milacron Holdings Corp.* (Machinery)	222	4,249
MiMedx Group, Inc.* (Biotechnology)	481	6,065
Mindbody, Inc.* (Internet Software & Services)	185	5,633
Minerals Technologies, Inc. (Chemicals)	148	10,190
Minerva Neurosciences, Inc.* (Biotechnology)	222	1,343
Mitek System, Inc.* (Software)	259	2,318
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	222	20,978
Mobile Mini, Inc. (Commercial Services & Supplies)	222	7,659
MobileIron, Inc.* (Software)	407	1,587
Model N, Inc.* (Software)	185	2,914
Modine Manufacturing Co.* (Auto Components)	259	5,232
Moelis & Co. (Capital Markets)	111	5,384
Molina Healthcare, Inc.* (Health Care Providers & Services)	185	14,185

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 339

Common Stocks, continued

	Shares	Value
Momenta Pharmaceuticals, Inc.* (Biotechnology)	370	$5,162
MoneyGram International, Inc.* (IT Services)	185	2,438
Monmouth Real Estate Investment Corp.— Class A (Equity Real Estate Investment Trusts)	333	5,927
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	185	20,786
Monotype Imaging Holdings, Inc. (Software)	222	5,350
Monro Muffler Brake, Inc. (Specialty Retail)	148	8,429
Moog, Inc.*—Class A (Aerospace & Defense)	148	12,854
MRC Global, Inc.* (Trading Companies & Distributors)	407	6,886
MSA Safety, Inc. (Commercial Services & Supplies)	148	11,473
MSG Networks, Inc.*—Class A (Media)	296	5,994
MTGE Investment Corp. (Mortgage Real Estate Investment Trusts)	259	4,792
Mueller Industries, Inc. (Machinery)	259	9,176
Mueller Water Products, Inc.—Class A (Machinery)	703	8,809
Myriad Genetics, Inc.* (Biotechnology)	296	10,166
Nanometrics, Inc.* (Semiconductors & Semiconductor Equipment)	148	3,688
Nantkwest, Inc.* (Biotechnology)	333	1,495
Natera, Inc.* (Biotechnology)	222	1,996
National Bank Holdings Corp. (Banks)	148	4,800
National CineMedia, Inc. (Media)	407	2,792
National General Holdings Corp. (Insurance)	259	5,087
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	185	13,945
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	222	6,052
Nationstar Mortgage Holdings, Inc.* (Thrifts & Mortgage Finance)	185	3,423
Natus Medical, Inc.* (Health Care Equipment & Supplies)	148	5,654
Nautilus, Inc.* (Leisure Products)	185	2,470
Navigant Consulting, Inc.* (Professional Services)	259	5,027
Navios Maritime Acquisition Corp. (Oil, Gas & Consumable Fuels)	1,073	1,191
Navios Maritime Holdings, Inc.* (Marine)	1,258	1,510
Navistar International Corp.* (Machinery)	222	9,519
NBT Bancorp, Inc. (Banks)	185	6,808
NCI Building Systems, Inc.* (Building Products)	222	4,285
Nektar Therapeutics* (Pharmaceuticals)	666	39,773
Neogen Corp.* (Health Care Equipment & Supplies)	148	12,167
NeoGenomics, Inc.* (Life Sciences Tools & Services)	370	3,278
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	259	1,704
NETGEAR, Inc.* (Communications Equipment)	148	8,695
NetScout Systems, Inc.* (Communications Equipment)	370	11,267
Nevro Corp.* (Health Care Equipment & Supplies)	111	7,663
New Jersey Resources Corp. (Gas Utilities)	370	14,874
New Media Investment Group, Inc. (Media)	296	4,967
New Relic, Inc.* (Internet Software & Services)	148	8,550
New Senior Investment Group, Inc. (Equity Real Estate Investment Trusts)	444	3,357
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	629	3,881
Newpark Resources, Inc.* (Energy Equipment & Services)	481	4,137
Nexeo Solutions, Inc.* (Trading Companies & Distributors)	222	2,020
Nexstar Broadcasting Group, Inc.—Class A (Media)	185	14,466
NIC, Inc. (Internet Software & Services)	296	4,914
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	333	5,661
NN, Inc. (Machinery)	148	4,085
Noble Corp. PLC* (Energy Equipment & Services)	1,258	5,686
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	592	1,456
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	222	3,792
NorthStar Realty Europe Corp. (Equity Real Estate Investment Trusts)	296	3,975
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	444	7,428
Northwest Natural Gas Co. (Gas Utilities)	148	8,828
NorthWestern Corp. (Multi-Utilities)	222	13,253
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	148	7,400
Novavax, Inc.* (Biotechnology)	2,183	2,707
Novocure, Ltd.* (Health Care Equipment & Supplies)	296	5,979
NOW, Inc.* (Trading Companies & Distributors)	481	5,305
NRG Yield, Inc.—Class A (Independent Power & Renewable Electricity Producers)	185	3,487
NRG Yield, Inc.—Class C (Independent Power & Renewable Electricity Producers)	333	6,294
Nutanix, Inc.* (Internet Software & Services)	185	6,527
Nutrisystem, Inc. (Internet & Direct Marketing Retail)	148	7,785
NuVasive, Inc.* (Health Care Equipment & Supplies)	222	12,985
NxStage Medical, Inc.* (Health Care Equipment & Supplies)	296	7,172
Nymox Pharmaceutical Corp.* (Biotechnology)	407	1,343
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	1,036	8,713
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	148	3,885
Oclaro, Inc.* (Communications Equipment)	777	5,237
Ocwen Financial Corp.* (Thrifts & Mortgage Finance)	814	2,548
Office Depot, Inc. (Specialty Retail)	2,220	7,859
OFG Bancorp (Banks)	296	2,782
Oil States International, Inc.* (Energy Equipment & Services)	259	7,330
Old National Bancorp (Banks)	592	10,330

See accompanying notes to financial statements.

340 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Old Second Bancorp, Inc. (Banks)	222	$3,030
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	222	11,821
OM Asset Management PLC (Capital Markets)	296	4,958
Omeros Corp.* (Pharmaceuticals)	222	4,313
Omnicell, Inc.* (Health Care Technology)	185	8,973
OMNOVA Solutions, Inc.* (Chemicals)	296	2,960
On Assignment, Inc.* (Professional Services)	222	14,267
On Deck Capital, Inc.* (Diversified Financial Services)	444	2,549
ONE Gas, Inc. (Gas Utilities)	222	16,264
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	296	5,583
ORBCOMM, Inc.* (Diversified Telecommunication Services)	370	3,767
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	259	2,404
Organovo Holdings, Inc.* (Biotechnology)	814	1,091
Orion Marine Group, Inc.* (Construction & Engineering)	259	2,028
Oritani Financial Corp. (Thrifts & Mortgage Finance)	222	3,641
Ormat Technologies, Inc. (Independent Power & Renewable Electricity Producers)	185	11,833
Otonomy, Inc.* (Biotechnology)	185	1,027
Otter Tail Corp. (Electric Utilities)	185	8,223
Overseas Shipholding Group, Inc.*— Class A (Oil, Gas & Consumable Fuels)	592	1,622
Owens & Minor, Inc. (Health Care Providers & Services)	259	4,890
P.H. Glatfelter Co. (Paper & Forest Products)	222	4,760
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	666	1,758
Pacific Ethanol, Inc.* (Oil, Gas & Consumable Fuels)	333	1,515
Pacific Premier Bancorp, Inc.* (Banks)	185	7,400
Pacira Pharmaceuticals, Inc.* (Pharmaceuticals)	185	8,445
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	111	6,228
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	185	3,567
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	148	2,649
Parker Drilling Co.* (Energy Equipment & Services)	1,332	1,332
Party City Holdco, Inc.* (Specialty Retail)	185	2,581
Pattern Energy Group, Inc. (Independent Power & Renewable Electricity Producers)	333	7,156
Paycom Software, Inc.* (Software)	222	17,832
Paylocity Holding Corp.* (Software)	111	5,235
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	296	15,255
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	185	2,905
PDL BioPharma, Inc.* (Biotechnology)	1,110	3,041
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	222	8,740
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	296	11,002
Pegasystems, Inc. (Software)	148	6,978
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	370	11,592
Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts)	370	4,399
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	333	5,351
Penumbra, Inc.* (Health Care Equipment & Supplies)	148	13,927
Perficient, Inc.* (IT Services)	185	3,528
Performance Food Group Co.* (Food & Staples Retailing)	333	11,022
PGT, Inc.* (Building Products)	296	4,988
PHH Corp.* (Thrifts & Mortgage Finance)	296	3,049
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	370	3,154
Physicians Realty Trust (Equity Real Estate Investment Trusts)	666	11,981
Pier 1 Imports, Inc. (Specialty Retail)	518	2,145
Pieris Pharmaceuticals, Inc.* (Biotechnology)	407	3,073
Pinnacle Entertainment, Inc.* (Hotels, Restaurants & Leisure)	259	8,477
Pioneer Energy Services Corp.* (Energy Equipment & Services)	814	2,483
Pixelworks, Inc.* (Semiconductors & Semiconductor Equipment)	333	2,108
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	370	12,813
Plantronics, Inc. (Communications Equipment)	148	7,456
Plexus Corp.* (Electronic Equipment, Instruments & Components)	148	8,987
Plug Power, Inc.* (Electrical Equipment)	1,406	3,318
PNM Resources, Inc. (Electric Utilities)	333	13,470
PolyOne Corp. (Chemicals)	370	16,094
Portland General Electric Co. (Electric Utilities)	370	16,865
Portola Pharmaceuticals, Inc.* (Biotechnology)	222	10,807
Potlatch Corp. (Equity Real Estate Investment Trusts)	185	9,232
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	148	10,885
PRA Group, Inc.* (Consumer Finance)	222	7,370
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	185	16,849
Preferred Apartment Communities, Inc.—Class A (Equity Real Estate Investment Trusts)	185	3,746
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	222	9,859
Primerica, Inc. (Insurance)	185	18,786
Primo Water Corp.* (Beverages)	185	2,325
Primoris Services Corp. (Construction & Engineering)	185	5,030
Progenics Pharmaceuticals, Inc.* (Biotechnology)	444	2,642
Progress Software Corp. (Software)	222	9,451
Proofpoint, Inc.* (Software)	185	16,430
ProPetro Holding Corp.* (Energy Equipment & Services)	185	3,730
PROS Holdings, Inc.* (Software)	148	3,915
Prothena Corp. PLC* (Biotechnology)	185	6,936
Proto Labs, Inc.* (Machinery)	111	11,433

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 341

Common Stocks, continued

	Shares	Value
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	296	$7,983
PTC Therapeutics, Inc.* (Biotechnology)	185	3,086
Puma Biotechnology, Inc.* (Biotechnology)	111	10,972
Pure Storage, Inc.*—Class A (Technology Hardware, Storage & Peripherals)	444	7,041
Q2 Holdings, Inc.* (Internet Software & Services)	148	5,454
QTS Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	222	12,024
Quad/Graphics, Inc. (Commercial Services & Supplies)	185	4,181
Quality Care Properties* (Equity Real Estate Investment Trusts)	444	6,132
Quality Systems, Inc.* (Health Care Technology)	259	3,517
Qualys, Inc.* (Software)	148	8,784
Quanex Building Products Corp. (Building Products)	185	4,329
Quantum Corp.* (Technology Hardware, Storage & Peripherals)	259	1,458
Quidel Corp.* (Health Care Equipment & Supplies)	148	6,416
QuinStreet, Inc.* (Internet Software & Services)	444	3,721
Quotient Technology, Inc.* (Internet Software & Services)	407	4,782
Quotient, Ltd.* (Health Care Equipment & Supplies)	259	1,282
R. R. Donnelley & Sons Co. (Commercial Services & Supplies)	370	3,441
R1 RCM, Inc.* (Health Care Providers & Services)	666	2,937
Radian Group, Inc. (Thrifts & Mortgage Finance)	925	19,063
Radiant Logistics, Inc.* (Air Freight & Logistics)	370	1,702
RadiSys Corp.* (Electronic Equipment, Instruments & Components)	444	446
Radius Health, Inc.* (Biotechnology)	185	5,877
RadNet, Inc.* (Health Care Providers & Services)	296	2,990
RAIT Financial Trust (Equity Real Estate Investment Trusts)	851	319
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	518	7,366
Ramco-Gershenson Properties Trust (Equity Real Estate Investment Trusts)	407	5,995
Raven Industries, Inc. (Industrial Conglomerates)	185	6,355
Rayonier Advanced Materials, Inc. (Chemicals)	222	4,540
RealNetworks, Inc.* (Internet Software & Services)	333	1,139
RealPage, Inc.* (Software)	259	11,474
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	333	11,235
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	370	5,483
Regenxbio, Inc.* (Biotechnology)	185	6,151
Regis Corp.* (Diversified Consumer Services)	259	3,978
Renasant Corp. (Banks)	185	7,565
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	259	3,056
Rent-A-Center, Inc. (Specialty Retail)	259	2,875
Repligen Corp.* (Biotechnology)	148	5,369
Republic First Bancorp, Inc.* (Banks)	296	2,501
Resource Capital Corp. (Mortgage Real Estate Investment Trusts)	222	2,080
Resources Connection, Inc. (Professional Services)	185	2,858
Restoration Hardware, Inc.* (Specialty Retail)	148	12,759
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	481	9,596
Retrophin, Inc.* (Biotechnology)	222	4,678
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	296	8,631
Rexnord Corp.* (Machinery)	444	11,553
Ribbon Communications, Inc.* (Communications Equipment)	333	2,574
Rigel Pharmaceuticals, Inc.* (Biotechnology)	925	3,589
Ring Energy, Inc.* (Oil, Gas & Consumable Fuels)	259	3,600
RingCentral, Inc.*—Class A (Software)	296	14,326
RLI Corp. (Insurance)	185	11,222
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	555	12,193
Roadrunner Transportation Systems, Inc.* (Road & Rail)	296	2,282
Rockwell Medical, Inc.* (Health Care Equipment & Supplies)	333	1,938
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	555	8,691
RPX Corp. (Professional Services)	259	3,481
RTI Surgical, Inc.* (Health Care Equipment & Supplies)	444	1,820
Rudolph Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	185	4,422
Rush Enterprises, Inc.*—Class A (Trading Companies & Distributors)	148	7,520
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	185	4,005
Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts)	185	12,769
S&T Bancorp, Inc. (Banks)	185	7,365
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	296	5,556
Safe Bulkers, Inc.* (Marine)	666	2,151
Sage Therapeutics, Inc.* (Biotechnology)	148	24,376
Saia, Inc.* (Road & Rail)	111	7,853
Sanchez Energy Corp.* (Oil, Gas & Consumable Fuels)	444	2,358
SandRidge Energy, Inc.* (Oil, Gas & Consumable Fuels)	185	3,898
Sandy Spring Bancorp, Inc. (Banks)	111	4,331
Sangamo BioSciences, Inc.* (Biotechnology)	444	7,282
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	333	10,989
Sarepta Therapeutics, Inc.* (Biotechnology)	259	14,411
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	111	3,974
Schneider National, Inc.—Class B (Road & Rail)	185	5,284
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	148	4,958

See accompanying notes to financial statements.

342 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Scholastic Corp. (Media)	148	$5,936
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	148	6,713
Science Applications International Corp. (IT Services)	185	14,166
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	259	13,287
Scorpio Bulkers, Inc. (Marine)	407	3,012
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	962	2,934
Seacoast Banking Corp. of Florida* (Banks)	222	5,597
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	333	4,519
Select Income REIT (Equity Real Estate Investment Trusts)	296	7,438
Select Medical Holdings Corp.* (Health Care Providers & Services)	518	9,143
Selective Insurance Group, Inc. (Insurance)	259	15,203
SemGroup Corp.—Class A (Oil, Gas & Consumable Fuels)	296	8,939
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	296	10,123
Sensient Technologies Corp. (Chemicals)	185	13,533
Sequential Brands Group, Inc.* (Textiles, Apparel & Luxury Goods)	444	790
Seritage Growth Properties—Class A (Equity Real Estate Investment Trusts)	111	4,491
ServiceSource International, Inc.* (IT Services)	592	1,829
ServisFirst Bancshares, Inc. (Banks)	222	9,213
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	222	7,504
Ship Finance International, Ltd. (Oil, Gas & Consumable Fuels)	333	5,162
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	148	7,363
Sigma Designs, Inc.* (Semiconductors & Semiconductor Equipment)	333	2,314
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	185	16,336
Silver Spring Networks, Inc.* (Software)	259	4,206
Simmons First National Corp.—Class A (Banks)	148	8,451
Simpson Manufacturing Co., Inc. (Building Products)	185	10,621
Sinclair Broadcast Group, Inc.—Class A (Media)	333	12,604
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	148	11,352
SkyWest, Inc. (Airlines)	222	11,788
Sleep Number Corp.* (Specialty Retail)	185	6,954
Snyder’s-Lance, Inc. (Food Products)	370	18,530
Sonic Automotive, Inc.—Class A (Specialty Retail)	148	2,731
Sonic Corp. (Hotels, Restaurants & Leisure)	185	5,084
Sotheby’s*—Class A (Diversified Consumer Services)	185	9,546
South Jersey Industries, Inc. (Gas Utilities)	333	10,400
South State Corp. (Banks)	111	9,674
Southside Bancshares, Inc. (Banks)	148	4,985
Southwest Gas Corp. (Gas Utilities)	185	14,889
Spartan Motors, Inc. (Auto Components)	259	4,079
SpartanNash Co. (Food & Staples Retailing)	185	4,936
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	481	9,115
Spire, Inc. (Gas Utilities)	222	16,683
Sportsman’s Warehouse Holdings, Inc.* (Specialty Retail)	333	2,201
SPX Corp.* (Machinery)	222	6,969
SPX FLOW, Inc.* (Machinery)	185	8,797
SRC Energy, Inc.* (Oil, Gas & Consumable Fuels)	962	8,206
STAAR Surgical Co.* (Health Care Equipment & Supplies)	296	4,588
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	407	11,123
State Bank Financial Corp. (Banks)	185	5,520
Steelcase, Inc.—Class A (Commercial Services & Supplies)	407	6,186
Sterling Bancorp (Banks)	555	13,653
Sterling Construction Co., Inc.* (Construction & Engineering)	222	3,614
Steven Madden, Ltd.* (Textiles, Apparel & Luxury Goods)	259	12,095
Stifel Financial Corp. (Capital Markets)	296	17,629
Stoneridge, Inc.* (Auto Components)	185	4,229
Stratasys, Ltd.* (Technology Hardware, Storage & Peripherals)	259	5,170
Sucampo Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	222	3,985
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	481	7,326
Summit Materials, Inc.*—Class A (Construction Materials)	481	15,123
Sun Hydraulics Corp. (Machinery)	111	7,181
SunCoke Energy, Inc.* (Metals & Mining)	370	4,436
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	370	3,119
Sunrun, Inc.* (Electrical Equipment)	555	3,275
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	962	15,902
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	185	3,871
Superior Energy Services, Inc.* (Energy Equipment & Services)	703	6,770
Superior Industries International, Inc. (Auto Components)	148	2,198
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	222	8,847
SUPERVALU, Inc.* (Food & Staples Retailing)	185	3,996
Sykes Enterprises, Inc.* (IT Services)	185	5,818
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	148	5,911
Synchronoss Technologies, Inc.* (Software)	259	2,315
Synergy Pharmaceuticals, Inc.* (Biotechnology)	1,184	2,640
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	111	15,089
Syntel, Inc.* (IT Services)	185	4,253
Tailored Brands, Inc. (Specialty Retail)	296	6,462
Taylor Morrison Home Corp.*—Class A (Household Durables)	296	7,243
Team, Inc.* (Commercial Services & Supplies)	148	2,205

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 343

Common Stocks, continued

	Shares	Value
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	148	$14,500
Teekay Corp. (Oil, Gas & Consumable Fuels)	407	3,793
Teekay Tankers, Ltd.—Class A (Oil, Gas & Consumable Fuels)	1,073	1,502
Teladoc, Inc.* (Health Care Providers & Services)	259	9,026
Telenav, Inc.* (Software)	259	1,425
Teligent, Inc.* (Pharmaceuticals)	296	1,074
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	333	3,243
Tenet Healthcare Corp.* (Health Care Providers & Services)	370	5,609
Tenneco, Inc. (Auto Components)	222	12,996
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	222	7,783
Tetra Tech, Inc. (Commercial Services & Supplies)	259	12,471
TETRA Technologies, Inc.* (Energy Equipment & Services)	814	3,476
Tetraphase Pharmaceuticals, Inc.* (Pharmaceuticals)	296	1,865
Texas Capital Bancshares, Inc.* (Banks)	222	19,735
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	296	15,594
Textainer Group Holdings, Ltd.* (Trading Companies & Distributors)	185	3,978
TG Therapeutics, Inc.* (Biotechnology)	296	2,427
The Andersons, Inc. (Food & Staples Retailing)	148	4,610
The Bancorp, Inc.* (Banks)	370	3,656
The Brink’s Co. (Commercial Services & Supplies)	185	14,560
The Buckle, Inc. (Specialty Retail)	185	4,394
The Cato Corp.—Class A (Specialty Retail)	148	2,356
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	185	8,913
The E.W. Scripps Co.*—Class A (Media)	296	4,626
The Ensign Group, Inc. (Health Care Providers & Services)	259	5,750
The Finish Line, Inc.—Class A (Specialty Retail)	222	3,226
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	518	12,225
The Greenbrier Cos., Inc. (Machinery)	148	7,888
The Hackett Group, Inc. (IT Services)	185	2,906
The KEYW Holding Corp.* (Aerospace & Defense)	296	1,738
The Manitowoc Co., Inc.* (Machinery)	185	7,278
The Medicines Co.* (Pharmaceuticals)	296	8,093
The Meet Group, Inc.* (Internet Software & Services)	518	1,461
The New York Times Co.—Class A (Media)	555	10,268
The Rubicon Project, Inc.* (Software)	370	692
The St Joe Co.* (Real Estate Management & Development)	259	4,675
TherapeuticsMD, Inc.* (Pharmaceuticals)	888	5,364
Theravance Biopharma, Inc.* (Pharmaceuticals)	185	5,160
Thermon Group Holdings, Inc.* (Electrical Equipment)	185	4,379
Third Point Reinsurance, Ltd.* (Insurance)	407	5,963
Tier REIT, Inc. (Equity Real Estate Investment Trusts)	259	5,281
Tile Shop Holdings, Inc. (Specialty Retail)	185	1,776
Time, Inc. (Media)	481	8,874
TimkenSteel Corp.* (Metals & Mining)	222	3,372
Tiptree Financial, Inc.—Class A (Diversified Financial Services)	259	1,541
Titan International, Inc. (Machinery)	296	3,812
Tivity Health, Inc.* (Health Care Providers & Services)	185	6,762
TiVo Corp. (Software)	518	8,081
TopBuild Corp.* (Household Durables)	185	14,011
TowneBank (Banks)	259	7,964
Travelport Worldwide, Ltd. (IT Services)	592	7,737
Tredegar Corp. (Chemicals)	185	3,552
Trevena, Inc.* (Biotechnology)	666	1,066
Trex Co., Inc.* (Building Products)	148	16,041
TRI Pointe Group, Inc.* (Household Durables)	703	12,597
TriMas Corp.* (Machinery)	222	5,939
TriNet Group, Inc.* (Professional Services)	185	8,203
Trinseo SA (Chemicals)	185	13,431
Triple-S Management Corp.* (Health Care Providers & Services)	148	3,678
Triton International, Ltd./Bermuda (Trading Companies & Distributors)	222	8,314
Triumph Group, Inc. (Aerospace & Defense)	222	6,038
Tronox, Ltd.—Class A (Chemicals)	333	6,830
TrueBlue, Inc.* (Professional Services)	222	6,105
TrueCar, Inc.* (Internet Software & Services)	296	3,315
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	518	4,766
Trustmark Corp. (Banks)	296	9,431
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	444	6,957
Tutor Perini Corp.* (Construction & Engineering)	185	4,690
Twilio, Inc.* (Internet Software & Services)	296	6,986
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	370	12,047
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	185	4,272
Ultra Petroleum Corp.* (Oil, Gas & Consumable Fuels)	888	8,045
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	185	8,580
UMB Financial Corp. (Banks)	185	13,305
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	185	2,757
Umpqua Holdings Corp. (Banks)	925	19,239
Union Bankshares Corp. (Banks)	185	6,691
Unisys Corp.* (IT Services)	296	2,412
Unit Corp.* (Energy Equipment & Services)	259	5,698
United Bankshares, Inc. (Banks)	444	15,429
United Community Banks, Inc. (Banks)	333	9,371
United Community Financial Corp. (Thrifts & Mortgage Finance)	333	3,040
United Financial Bancorp, Inc. (Thrifts & Mortgage Finance)	259	4,569
United Natural Foods, Inc.* (Food & Staples Retailing)	222	10,938
Universal Corp. (Tobacco)	111	5,828
Universal Insurance Holdings, Inc. (Insurance)	185	5,060

See accompanying notes to financial statements.

344 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Univest Corp. of Pennsylvania (Banks)	148	$4,151
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	1,332	2,358
Urban Edge Properties (Equity Real Estate Investment Trusts)	444	11,318
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	185	4,022
USA Technologies, Inc.* (Technology Hardware, Storage & Peripherals)	370	3,608
Valhi, Inc. (Chemicals)	444	2,739
Valley National Bancorp (Banks)	1,110	12,454
Vanda Pharmaceuticals, Inc.* (Biotechnology)	259	3,937
Varex Imaging Corp.* (Health Care Equipment & Supplies)	185	7,431
VASCO Data Security International, Inc.* (Software)	185	2,572
Vector Group, Ltd. (Tobacco)	407	9,108
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	222	3,297
Veracyte, Inc.* (Biotechnology)	222	1,450
VeriFone Systems, Inc.* (Electronic Equipment, Instruments & Components)	518	9,174
Verint Systems, Inc.* (Software)	259	10,839
Versartis, Inc.* (Biotechnology)	185	407
Verso Corp.*—Class A (Paper & Forest Products)	407	7,151
ViaSat, Inc.* (Communications Equipment)	222	16,616
Viavi Solutions, Inc.* (Communications Equipment)	999	8,731
ViewRay, Inc.* (Health Care Equipment & Supplies)	296	2,741
VirnetX Holding Corp.* (Software)	407	1,506
Virtu Financial, Inc.—Class A (Capital Markets)	148	2,708
Virtusa Corp.* (IT Services)	148	6,524
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	592	12,284
Vista Outdoor, Inc.* (Leisure Products)	259	3,774
Vivint Solar, Inc.* (Independent Power & Renewable Electricity Producers)	444	1,798
Vocera Communications, Inc.* (Health Care Technology)	148	4,473
Vonage Holdings Corp.* (Diversified Telecommunication Services)	962	9,783
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	888	2,939
Wabash National Corp. (Machinery)	296	6,423
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	370	8,266
WageWorks, Inc.* (Professional Services)	148	9,176
Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	148	7,030
Washington Federal, Inc. (Thrifts & Mortgage Finance)	370	12,673
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	888	6,323
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	333	10,363
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	148	2,523
Watts Water Technologies, Inc.—Class A (Machinery)	111	8,430
Web.com Group, Inc.* (Internet Software & Services)	185	4,033
Weight Watchers International, Inc.* (Diversified Consumer Services)	148	6,553
Werner Enterprises, Inc. (Road & Rail)	222	8,580
WesBanco, Inc. (Banks)	185	7,520
Wesco Aircraft Holdings, Inc.* (Aerospace & Defense)	333	2,464
Westamerica Bancorp (Banks)	111	6,610
Western Asset Mortgage Capital Corp. (Mortgage Real Estate Investment Trusts)	259	2,577
Western New England BanCorp, Inc. (Thrifts & Mortgage Finance)	222	2,420
WGL Holdings, Inc. (Gas Utilities)	222	19,056
Whitestone REIT (Equity Real Estate Investment Trusts)	222	3,199
Willbros Group, Inc.* (Energy Equipment & Services)	629	893
William Lyon Homes*—Class A (Household Durables)	148	4,304
Windstream Holdings, Inc. (Diversified Telecommunication Services)	999	1,848
Wingstop, Inc. (Hotels, Restaurants & Leisure)	148	5,769
Winnebago Industries, Inc. (Automobiles)	148	8,229
Wintrust Financial Corp. (Banks)	222	18,286
WisdomTree Investments, Inc. (Capital Markets)	592	7,430
WMIH Corp.* (Insurance)	1,739	1,477
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	407	12,976
Woodward, Inc. (Machinery)	222	16,991
Workiva, Inc.* (Software)	148	3,167
World Wrestling Entertainment, Inc.—Class A (Media)	222	6,789
Worthington Industries, Inc. (Metals & Mining)	222	9,781
Wright Medical Group N.V.* (Health Care Equipment & Supplies)	444	9,857
WSFS Financial Corp. (Thrifts & Mortgage Finance)	148	7,082
Xcerra Corp.* (Semiconductors & Semiconductor Equipment)	333	3,260
Xencor, Inc.* (Biotechnology)	222	4,866
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	481	10,385
XO Group, Inc.* (Internet Software & Services)	148	2,732
Xperi Corp. (Semiconductors & Semiconductor Equipment)	222	5,417
Yelp, Inc.* (Internet Software & Services)	333	13,973
YRC Worldwide, Inc.* (Road & Rail)	222	3,192
ZAGG, Inc.* (Household Durables)	222	4,096
Zendesk, Inc.* (Software)	444	15,025
ZIOPHARM Oncology, Inc.* (Biotechnology)	740	3,064
ZixCorp.* (Software)	407	1,783
Zogenix, Inc.* (Pharmaceuticals)	185	7,409
TOTAL COMMON STOCKS (Cost $5,089,351)		8,060,674

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 345

Contingent Rights(NM)

	Shares	Value
Chelsea Therapeutics International, Ltd.*^+(a) (Biotechnology)	1,360	$—
Dyax Corp.*^+(b) (Biotechnology)	972	1,079
TOTAL CONTINGENT RIGHTS (Cost $—)		1,079

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance^+ (Metals & Mining)	510	$—
TOTAL TRUST (Cost $—)		—

Repurchase Agreements(c)(d) (53.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $17,016,394	$17,014,000	$17,014,000
TOTAL REPURCHASE AGREEMENTS (Cost $17,014,000)		17,014,000
TOTAL INVESTMENT SECURITIES (Cost $22,103,351)—78.7%		25,075,753
Net other assets (liabilities)—21.3%		6,796,983
NET ASSETS—100.0%		$31,872,736

*                                         Non-income producing security.

^                                          The Advisor has deemed these securities to be illiquid. As of December 31, 2017, these securities represented less than 0.005% of the net assets of the Fund.

+                                         These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represented less than 0.005% of the net assets of the Fund.

(a)                                 No explicit expiration date, expiration is subject to contingencies. Rights entitle the Fund to cash based on certain commercial sales milestones.

(b)                                 Expiration is on or before December 31, 2019; expiration is subject to contingencies. Rights entitle the Fund to cash if the company receives U.S. Food and Drug Administration approval on a specific medication that is being developed.

(c)                                  A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2017, the aggregate amount held in a segregated account was $5,151,000.

(d)                                 The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR                            American Depositary Receipt

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	154	3/19/18	$11,742,397	$11,831,050	$88,653

Total Return Swap Agreements

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value	Unrealized Gain (Loss)
iShares Russell 2000 ETF	Goldman Sachs International	1/29/18	1.28%	$5,347,722	$5,324,322	$(23,782)
Russell 2000 Index	Goldman Sachs International	1/29/18	1.63%	8,461,670	8,415,469	(41,506)
				13,809,392	13,739,791	(65,288)
iShares Russell 2000 ETF	UBS AG	1/29/18	1.28%	18,965,600	18,919,453	(47,181)
Russell 2000 Index	UBS AG	1/29/18	1.48%	11,216,087	11,160,727	(48,043)
				30,181,687	30,080,180	(95,224)
				$43,991,079	$43,819,971	$(160,512)

(1)                                 Agreements may be terminated at will by either party without penalty.

(2)                                 Reflects the floating financing rate, as of December 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized gain(loss).

See accompanying notes to financial statements.

346 :: ProFund VP UltraSmall-Cap :: Financial Statements

ProFund VP UltraSmall-Cap invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Aerospace & Defense	$114,009	0.4%
Air Freight & Logistics	34,976	0.1%
Airlines	20,635	0.1%
Auto Components	101,826	0.3%
Automobiles	8,229	NM
Banks	722,651	2.2%
Beverages	3,544	NM
Biotechnology	523,506	1.6%
Building Products	94,490	0.3%
Capital Markets	97,518	0.3%
Chemicals	178,307	0.6%
Commercial Services & Supplies	200,438	0.5%
Communications Equipment	136,698	0.4%
Construction & Engineering	117,579	0.4%
Construction Materials	15,123	NM
Consumer Finance	53,792	0.2%
Containers & Packaging	6,724	NM
Distributors	7,011	NM
Diversified Consumer Services	69,069	0.2%
Diversified Financial Services	9,761	NM
Diversified Telecommunication Services	49,715	0.2%
Electric Utilities	94,926	0.3%
Electrical Equipment	57,194	0.2%
Electronic Equipment, Instruments & Components	216,443	0.7%
Energy Equipment & Services	141,748	0.4%
Equity Real Estate Investment Trusts	540,646	1.7%
Food & Staples Retailing	35,502	0.2%
Food Products	75,117	0.3%
Gas Utilities	100,994	0.3%
Health Care Equipment & Supplies	298,133	0.9%
Health Care Providers & Services	149,722	0.5%
Health Care Technology	67,319	0.2%
Hotels, Restaurants & Leisure	228,950	0.8%
Household Durables	116,715	0.4%
Household Products	15,756	NM
Independent Power & Renewable Electricity Producers	39,670	0.1%
Industrial Conglomerates	6,355	NM
Insurance	162,094	0.5%
Internet & Direct Marketing Retail	41,040	0.1%
Internet Software & Services	237,282	0.8%
IT Services	173,450	0.5%
Leisure Products	15,754	NM
Life Sciences Tools & Services	51,427	0.2%
Machinery	279,174	0.8%
Marine	16,663	0.1%
Media	133,466	0.4%
Metals & Mining	108,497	0.3%
Mortgage Real Estate Investment Trusts	84,899	0.3%
Multiline Retail	27,935	0.1%
Multi-Utilities	41,839	0.1%
Oil, Gas & Consumable Fuels	216,910	0.7%
Paper & Forest Products	51,758	0.2%
Pharmaceuticals	198,121	0.6%
Professional Services	90,892	0.3%
Real Estate Management & Development	31,777	0.1%
Road & Rail	80,316	0.3%
Semiconductors & Semiconductor Equipment	296,458	1.0%
Software	324,448	1.1%
Specialty Retail	175,242	0.6%
Technology Hardware, Storage & Peripherals	46,500	0.1%
Textiles, Apparel & Luxury Goods	64,955	0.2%
Thrifts & Mortgage Finance	186,279	0.6%
Tobacco	14,936	NM
Trading Companies & Distributors	125,570	0.4%
Water Utilities	20,781	0.1%
Wireless Telecommunication Services	12,499	NM
Other**	23,810,983	74.7%
Total	$31,872,736	100.0%

**                                  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM                                 Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 347

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$22,103,351
Securities, at value	8,061,753
Repurchase agreements, at value	17,014,000
Total Investment Securities, at value	25,075,753
Cash	3,740
Segregated cash balances for futures contracts with brokers	194,650
Segregated cash balances with custodian	738
Dividends and interest receivable	14,297
Receivable for capital shares issued	8,205,216
Receivable for investments sold	5,971
Prepaid expenses	128
TOTAL ASSETS	33,500,493
LIABILITIES:
Payable for capital shares redeemed	1,360,106
Unrealized loss on swap agreements	160,512
Variation margin on futures contracts	26,316
Advisory fees payable	17,193
Management services fees payable	2,292
Administration fees payable	796
Administrative services fees payable	12,274
Distribution fees payable	12,491
Trustee fees payable	9
Transfer agency fees payable	1,225
Fund accounting fees payable	945
Compliance services fees payable	111
Other accrued expenses	33,487
TOTAL LIABILITIES	1,627,757
NET ASSETS	$31,872,736
NET ASSETS CONSIST OF:
Capital	$22,310,043
Accumulated net investment income (loss)	(1,776)
Accumulated net realized gains (losses) on investments	6,663,926
Net unrealized appreciation (depreciation) on investments	2,900,543
NET ASSETS	$31,872,736
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,115,005
Net Asset Value (offering and redemption price per share)	$28.59

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$108,917
Interest	141,894
TOTAL INVESTMENT INCOME	250,811
EXPENSES:
Advisory fees	200,324
Management services fees	26,710
Administration fees	9,916
Transfer agency fees	14,309
Administrative services fees	67,112
Distribution fees	66,775
Custody fees	4,147
Fund accounting fees	19,519
Trustee fees	714
Compliance services fees	183
Other fees	49,517
Total Gross Expenses before reductions	459,226
Expenses reduced and reimbursed by the Advisor	(10,501)
TOTAL NET EXPENSES	448,725
NET INVESTMENT INCOME (LOSS)	(197,914)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,878,112
Net realized gains (losses) on futures contracts	444,273
Net realized gains (losses) on swap agreements	4,813,048
Change in net unrealized appreciation/depreciation on investment securities	(787,733)
Change in net unrealized appreciation/depreciation on futures contracts	109,248
Change in net unrealized appreciation/depreciation on swap agreements	507,477
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,964,425
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,766,511

See accompanying notes to financial statements.

348 :: ProFund VP UltraSmall-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(197,914)	$(149,282)
Net realized gains (losses) on investments	7,135,433	4,249,862
Change in net unrealized appreciation/depreciation on investments	(171,008)	1,497,260
Change in net assets resulting from operations	6,766,511	5,597,840
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(2,247,114)	—
Change in net assets resulting from distributions	(2,247,114)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	499,488,916	315,389,679
Distributions reinvested	2,247,114	—
Value of shares redeemed	(501,157,887)	(313,584,420)
Change in net assets resulting from capital transactions	578,143	1,805,259
Change in net assets	5,097,540	7,403,099
NET ASSETS:
Beginning of period	26,775,196	19,372,097
End of period	$31,872,736	$26,775,196
Accumulated net investment income (loss)	$(1,776)	$(3,005)
SHARE TRANSACTIONS:
Issued	18,839,310	15,666,295
Reinvested	80,657	—
Redeemed	(18,867,171)	(15,676,153)
Change in shares	52,796	(9,858)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraSmall-Cap :: 349

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$25.21	$18.07	$21.36	$24.90	$13.35

Investment Activities:
Net investment income (loss)(a)	(0.20)	(0.15)	(0.19)	(0.20)	(0.18)
Net realized and unrealized gains (losses) on investments	6.48	7.29	(2.48)	1.05	11.73
Total income (loss) from investment activities	6.28	7.14	(2.67)	0.85	11.55

Distributions to Shareholders From:
Net realized gains on investments	(2.90)	—	(0.62)	(4.39)	—

Net Asset Value, End of Period	$28.59	$25.21	$18.07	$21.36	$24.90

Total Return	25.20%	39.51%	(12.93)%	5.38%	86.52%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.78%	1.79%	1.76%	1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.74)%	(0.79)%	(0.89)%	(0.93)%	(0.95)%

Supplemental Data:
Net assets, end of period (000’s)	$31,873	$26,775	$19,372	$25,158	$35,264
Portfolio turnover rate(b)	27%	32%	45%	16%	32%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

350 :: ProFund VP Utilities :: Management Discussion of Fund Performance

ProFund VP Utilities seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Utilities Index (the “Index”). For the year ended December 31, 2017, the Fund had a total return of 10.64%. For the same period, the Index had a return of 12.44%(1) and a volatility of 9.64%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include electric utilities, gas utilities, and water utilities.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from December 31, 2007 to December 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/17

Fund	One Year	Five Year	Ten Year
ProFund VP Utilities	10.64%	11.19%	4.98%
Dow Jones U.S. Utilities Index	12.44%	13.13%	6.64%
S&P 500	21.83%	15.79%	8.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Utilities	1.71%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2017. Contractual fee waivers are in effect through April 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	9.5%
Duke Energy Corp.	7.6%
The Southern Co.	6.3%
Exelon Corp.	4.9%
Dominion Resources, Inc.	4.8%

Dow Jones U.S. Utilities Index — Composition

% of Index
Electric Utilities	57%
Multi-Utilities	31%
Gas Utilities	6%
Independent Power and Renewable Electricity Producers	3%
Water Utilities	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)      The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)      1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)      The S&P 500 is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Utilities :: 351

Schedule of Portfolio Investments :: December 31, 2017

Common Stocks (99.3%)

	Shares	Value
ALLETE, Inc. (Electric Utilities)	2,536	$188,577
Alliant Energy Corp. (Electric Utilities)	11,522	490,952
Ameren Corp. (Multi-Utilities)	12,083	712,776
American Electric Power Co., Inc. (Electric Utilities)	24,500	1,802,465
American Water Works Co., Inc. (Water Utilities)	8,893	813,620
Aqua America, Inc. (Water Utilities)	8,837	346,676
Atmos Energy Corp. (Gas Utilities)	5,524	474,456
Avista Corp. (Multi-Utilities)	3,197	164,614
Black Hills Corp. (Multi-Utilities)	2,659	159,832
Calpine Corp.* (Independent Power & Renewable Electricity Producers)	17,966	271,826
CenterPoint Energy, Inc. (Multi-Utilities)	21,472	608,946
CMS Energy Corp. (Multi-Utilities)	14,031	663,666
Consolidated Edison, Inc. (Multi-Utilities)	15,447	1,312,223
Dominion Resources, Inc. (Multi-Utilities)	22,815	1,849,383
DTE Energy Co. (Multi-Utilities)	8,941	978,682
Duke Energy Corp. (Electric Utilities)	34,860	2,932,075
Edison International (Electric Utilities)	16,235	1,026,701
El Paso Electric Co. (Electric Utilities)	2,029	112,305
Entergy Corp. (Electric Utilities)	8,981	730,964
Eversource Energy (Electric Utilities)	15,792	997,739
Exelon Corp. (Electric Utilities)	47,359	1,866,418
FirstEnergy Corp. (Electric Utilities)	22,146	678,111
Great Plains Energy, Inc. (Electric Utilities)	10,743	346,354
Hawaiian Electric Industries, Inc. (Electric Utilities)	5,428	196,222
IDACORP, Inc. (Electric Utilities)	2,514	229,679
National Fuel Gas Co. (Gas Utilities)	4,265	234,191
New Jersey Resources Corp. (Gas Utilities)	4,325	173,865
NextEra Energy, Inc. (Electric Utilities)	23,419	3,657,814
NiSource, Inc. (Multi-Utilities)	16,776	430,640
NorthWestern Corp. (Multi-Utilities)	2,429	145,011
NRG Energy, Inc. (Independent Power & Renewable Electricity Producers)	14,987	426,829
ONE Gas, Inc. (Gas Utilities)	2,602	190,623
PG&E Corp. (Electric Utilities)	25,535	1,144,734
Pinnacle West Capital Corp. (Electric Utilities)	5,567	474,197
PNM Resources, Inc. (Electric Utilities)	3,962	160,263
Portland General Electric Co. (Electric Utilities)	4,430	201,919
PPL Corp. (Electric Utilities)	34,027	1,053,136
Public Service Enterprise Group, Inc. (Multi-Utilities)	25,192	1,297,388
SCANA Corp. (Multi-Utilities)	7,091	282,080
Sempra Energy (Multi-Utilities)	12,504	1,336,928
South Jersey Industries, Inc. (Gas Utilities)	3,954	123,483
Southwest Gas Corp. (Gas Utilities)	2,365	190,335
Spire, Inc. (Gas Utilities)	2,414	181,412
The AES Corp. (Independent Power & Renewable Electricity Producers)	32,883	356,123
The Southern Co. (Electric Utilities)	49,986	2,403,827
UGI Corp. (Gas Utilities)	8,624	404,897
Vectren Corp. (Multi-Utilities)	4,144	269,443
Vistra Energy Corp.* (Independent Power & Renewable Electricity Producers)	14,084	258,019
WEC Energy Group, Inc. (Multi-Utilities)	15,706	1,043,350
Westar Energy, Inc. (Electric Utilities)	7,065	373,032
WGL Holdings, Inc. (Gas Utilities)	2,559	219,665
Xcel Energy, Inc. (Electric Utilities)	25,273	1,215,884
TOTAL COMMON STOCKS (Cost $15,907,099)		38,204,350

Repurchase Agreements(a) (1.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 1.22%—1.32%, dated 12/29/17, due 1/2/18, total to be received $388,055	$388,000	$388,000
TOTAL REPURCHASE AGREEMENTS (Cost $388,000)		388,000
TOTAL INVESTMENT SECURITIES (Cost $16,295,099)—100.3%		38,592,350
Net other assets (liabilities)—(0.3)%		(128,145)
NET ASSETS—100.0%		$38,464,205

*                           Non-income producing security.

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Utilities invested in the following industries as of December 31, 2017:

	Value	% of Net Assets
Electric Utilities	$22,283,368	57.9%
Gas Utilities	2,192,927	5.7%
Independent Power & Renewable Electricity Producers	1,312,797	3.4%
Multi-Utilities	11,254,962	29.3%
Water Utilities	1,160,296	3.0%
Other**	259,855	0.7%
Total	$38,464,205	100.0%

**                    Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

352 :: ProFund VP Utilities :: Financial Statements

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Total Investment Securities, at cost	$16,295,099
Securities, at value	38,204,350
Repurchase agreements, at value	388,000
Total Investment Securities, at value	38,592,350
Cash	176
Dividends and interest receivable	64,391
Receivable for capital shares issued	63,906
Prepaid expenses	169
TOTAL ASSETS	38,720,992
LIABILITIES:
Payable for capital shares redeemed	142,423
Advisory fees payable	21,889
Management services fees payable	2,919
Administration fees payable	1,098
Administrative services fees payable	16,760
Distribution fees payable	16,001
Trustee fees payable	13
Transfer agency fees payable	1,690
Fund accounting fees payable	1,304
Compliance services fees payable	183
Other accrued expenses	52,507
TOTAL LIABILITIES	256,787
NET ASSETS	$38,464,205
NET ASSETS CONSIST OF:
Capital	$17,661,635
Accumulated net investment income (loss)	693,847
Accumulated net realized gains (losses) on investments	(2,188,528)
Net unrealized appreciation (depreciation) on investments	22,297,251
NET ASSETS	$38,464,205
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	842,596
Net Asset Value (offering and redemption price per share)	$45.65

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$1,343,025
Interest	561
TOTAL INVESTMENT INCOME	1,343,586
EXPENSES:
Advisory fees	305,021
Management services fees	40,669
Administration fees	15,113
Transfer agency fees	21,767
Administrative services fees	118,023
Distribution fees	101,674
Custody fees	7,511
Fund accounting fees	17,405
Trustee fees	1,088
Compliance services fees	272
Other fees	70,736
Total Gross Expenses before reductions	699,279
Expenses reduced and reimbursed by the Advisor	(16,032)
TOTAL NET EXPENSES	683,247
NET INVESTMENT INCOME (LOSS)	660,339
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,095,606
Change in net unrealized appreciation/depreciation on investment securities	2,030,819
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,126,425
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,786,764

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Utilities :: 353

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$660,339	$839,554
Net realized gains (losses) on investments	1,095,606	1,527,442
Change in net unrealized appreciation/depreciation on investments	2,030,819	3,687,350
Change in net assets resulting from operations	3,786,764	6,054,346
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(839,554)	(750,145)
Net realized gains on investments	(1,375,423)	(1,400,502)
Change in net assets resulting from distributions	(2,214,977)	(2,150,647)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	37,878,272	66,874,089
Distributions reinvested	2,214,977	2,150,647
Value of shares redeemed	(43,397,350)	(62,848,800)
Change in net assets resulting from capital transactions	(3,304,101)	6,175,936
Change in net assets	(1,732,314)	10,079,635
NET ASSETS:
Beginning of period	40,196,519	30,116,884
End of period	$38,464,205	$40,196,519
Accumulated net investment income (loss)	$693,847	$859,688
SHARE TRANSACTIONS:
Issued	797,865	1,518,402
Reinvested	48,521	48,449
Redeemed	(924,055)	(1,406,550)
Change in shares	(77,669)	160,301

See accompanying notes to financial statements.

354 :: ProFund VP Utilities :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$43.68	$39.63	$43.44	$35.08	$31.68

Investment Activities:
Net investment income (loss)(a)	0.76	0.74	0.77	0.74	0.75
Net realized and unrealized gains (losses) on investments	3.89	5.26	(3.55)	8.26	3.51
Total income (loss) from investment activities	4.65	6.00	(2.78)	9.00	4.26

Distributions to Shareholders From:
Net investment income	(1.02)	(0.68)	(0.84)	(0.64)	(0.86)
Net realized gains on investments	(1.66)	(1.27)	(0.19)	—	—
Total distributions	(2.68)	(1.95)	(1.03)	(0.64)	(0.86)

Net Asset Value, End of Period	$45.65	$43.68	$39.63	$43.44	$35.08

Total Return	10.64%	15.07%	(6.40)%	25.88%	13.31%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.71%	1.73%	1.76%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.62%	1.68%	1.91%	1.91%	2.17%

Supplemental Data:
Net assets, end of period (000’s)	$38,464	$40,197	$30,117	$53,224	$31,170
Portfolio turnover rate(b)	60%	97%	59%	83%	77%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

356 :: Notes to Financial Statements :: December 31, 2017

1. Organization

ProFunds (the “Trust”) consists of 112 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust included in this report (collectively, the “ProFunds VP” and individually, a “ProFund VP”):

Classic ProFunds VP:

ProFund VP Asia 30

ProFund VP Bull

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP International

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP NASDAQ-100

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

Ultra ProFunds VP:

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNASDAQ-100

ProFund VP UltraSmall-Cap

Inverse ProFunds VP:

ProFund VP Bear

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short NASDAQ-100

ProFund VP Short Small-Cap

ProFund VP UltraShort Dow 30

ProFund VP UltraShort NASDAQ-100

Sector ProFunds VP:

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Biotechnology

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Financials

ProFund VP Health Care

ProFund VP Industrials

ProFund VP Internet

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Semiconductor

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Utilities

Non-Equity ProFunds VP:

ProFund VP Falling U.S. Dollar

ProFund VP Rising Rates Opportunity

ProFund VP U.S. Government Plus

Money Market ProFund VP:

ProFund VP Government Money Market

The ProFunds VP, excluding ProFund VP Government Money Market, are referred to as the “non-money market ProFunds VP.” Each non-money market ProFund VP, other than ProFund VP Consumer Services, ProFund VP Europe 30, ProFund VP Industrials, ProFund VP Large-Cap Growth, ProFund VP Large-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Real Estate, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, and ProFund VP Utilities, is classified as non-diversified under the 1940 Act. Each ProFund VP has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFunds VP’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP.

December 31, 2017 :: Notes to Financial Statements :: 357

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFunds VP record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each ProFund VP may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the ProFunds VP as short-term investments for cash positions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and Access One Trust (an affiliated trust) invest in repurchase agreements jointly. Each ProFund VP, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each ProFund VP. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. During periods of high demand for repurchase agreements, the ProFunds VP may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under Repurchase Agreement transactions may be found in the table below.

As of December 31, 2017, the ProFunds VP had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent principal amount, cost and value for each respective repurchase agreement.

Fund Name	HSBC Securities (USA), Inc., 1.22% dated 12/29/17, due 1/2/18(1)	RBC Capital Markets, LLC, 1.30% dated 12/29/17, due 1/2/18(2)	RBS Securities, Inc., 1.25% dated 12/29/17, due 1/2/18(3)	Societe’ Generale, 1.32% dated 12/29/17, due 1/2/18(4)	UMB Bank N.A., 1.22% dated 12/29/17, due 1/2/18(5)
ProFund VP Asia 30	$6,000	$5,000	$4,000	$3,000	$3,000
ProFund VP Basic Materials	35,000	30,000	23,000	19,000	3,000
ProFund VP Bear	1,347,000	1,170,000	879,000	731,000	47,000
ProFund VP Biotechnology	40,000	35,000	26,000	22,000	3,000
ProFund VP Bull	14,477,000	12,589,000	9,441,000	7,867,000	440,000
ProFund VP Consumer Goods	17,000	15,000	11,000	9,000	3,000
ProFund VP Dow 30	146,000	126,000	95,000	78,000	10,000
ProFund VP Emerging Markets	970,000	842,000	632,000	526,000	35,000
ProFund VP Falling U.S. Dollar	222,000	193,000	144,000	120,000	12,000
ProFund VP Government Money Market	46,849,000	40,738,000	30,553,000	25,461,000	1,402,000
ProFund VP Industrials	12,000	10,000	8,000	6,000	2,000
ProFund VP International	4,905,000	4,264,000	3,198,000	2,664,000	155,000
ProFund VP Internet	4,000	3,000	2,000	2,000	2,000
ProFund VP Japan	4,028,000	3,502,000	2,627,000	2,189,000	122,000
ProFund VP Large-Cap Growth	56,000	49,000	37,000	30,000	4,000
ProFund VP Large-Cap Value	42,000	37,000	27,000	23,000	3,000
ProFund VP Mid-Cap	5,598,000	4,868,000	3,651,000	3,042,000	173,000
ProFund VP Mid-Cap Growth	25,000	22,000	16,000	14,000	3,000
ProFund VP NASDAQ-100	8,549,000	7,434,000	5,575,000	4,646,000	259,000
ProFund VP Precious Metals	7,852,000	6,827,000	5,119,000	4,267,000	240,000

358 :: Notes to Financial Statements :: December 31, 2017

Fund Name	HSBC Securities (USA), Inc., 1.22% dated 12/29/17, due 1/2/18(1)	RBC Capital Markets, LLC, 1.30% dated 12/29/17, due 1/2/18(2)	RBS Securities, Inc., 1.25% dated 12/29/17, due 1/2/18(3)	Societe’ Generale, 1.32% dated 12/29/17, due 1/2/18(4)	UMB Bank N.A., 1.22% dated 12/29/17, due 1/2/18(5)
ProFund VP Real Estate	$6,000	$5,000	$4,000	$3,000	$2,000
ProFund VP Rising Rates Opportunity	2,495,000	2,170,000	1,627,000	1,356,000	79,000
ProFund VP Semiconductor	1,000	1,000	1,000	—	2,000
ProFund VP Short Dow 30	3,000	2,000	2,000	1,000	6,000
ProFund VP Short Emerging Markets	308,000	268,000	201,000	167,000	14,000
ProFund VP Short International	190,000	165,000	124,000	102,000	11,000
ProFund VP Short Mid-Cap	57,000	49,000	37,000	30,000	8,000
ProFund VP Short NASDAQ-100	1,138,000	989,000	742,000	618,000	41,000
ProFund VP Short Small-Cap	602,000	523,000	391,000	326,000	23,000
ProFund VP Small-Cap	2,824,000	2,455,000	1,841,000	1,534,000	91,000
ProFund VP Small-Cap Growth	24,000	21,000	15,000	13,000	2,000
ProFund VP Small-Cap Value	55,000	48,000	36,000	30,000	4,000
ProFund VP Technology	98,000	85,000	64,000	53,000	4,000
ProFund VP Telecommunications	10,000	8,000	6,000	5,000	3,000
ProFund VP U.S. Government Plus	2,264,000	1,969,000	1,477,000	1,230,000	75,000
ProFund VP UltraBull	1,711,000	1,487,000	1,115,000	929,000	59,000
ProFund VP UltraMid-Cap	1,872,000	1,628,000	1,221,000	1,016,000	61,000
ProFund VP UltraNASDAQ-100	6,036,000	5,250,000	3,936,000	3,281,000	188,000
ProFund VP UltraShort Dow 30	2,000	1,000	1,000	1,000	2,000
ProFund VP UltraShort NASDAQ-100	98,000	85,000	64,000	53,000	8,000
ProFund VP UltraSmall-Cap	5,495,000	4,777,000	3,583,000	2,987,000	172,000
ProFund VP Utilities	125,000	109,000	81,000	68,000	5,000
	$120,594,000	$104,854,000	$78,637,000	$65,522,000	$3,781,000

Each repurchase agreement was fully collateralized by U.S. government and/or agency securities as of December 31, 2017 as follows:

(1)                   U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS), effective yield or interest rate in effect at December 31, 2017, 1.483% to 2.702%, due 5/15/18 to 11/15/39, which had an aggregate value of $123,018,973.

(2)                   U.S. Treasury Notes, 2.00% to 3.125%, due 3/31/21 to 10/31/21, which had an aggregate value of $106,956,448.

(3)                   U.S. Treasury Notes, 2.50%, due 5/15/24, total value $80,215,008.

(4)                   U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, due 4/15/19, total value $66,836,849.

(5)                   U.S. Treasury Notes, 1.125% to 1.625%, due 12/31/19 to 5/15/26, which had an aggregate value of $3,861,134.

Depositary Receipts

Certain non-money market ProFunds VP may invest in American Depositary Receipts (“ADRs”), New York Shares (“NYSs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or corresponding bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars that trade on American exchanges without being converted to ADRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world.

Real Estate Investment Trusts

Certain non-money market ProFunds VP may invest in real estate investment trusts (“REITS”) which report information on the source of their distributions annually. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the possibility of failing to maintain exempt status under the 1940 Act. Certain distributions received from REITS during the year are recorded as realized gains or return of capital when such information becomes known.

Derivative Instruments

In seeking to achieve each ProFund VP’s investment objective, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative instruments such as futures contracts, forward currency contracts and swap agreements, that a ProFund VP should hold to approximate the daily performance, inverse performance, or multiple thereof, as applicable, of its benchmark. All derivative instruments held during the year ended December 31, 2017, were utilized to gain exposure or inverse exposure to each ProFund VP’s benchmark (e.g., index, etc.) to meet its investment objective.

Each non-money market ProFund VP, other than the Classic ProFunds VP, the Sector ProFunds VP and the ProFund VP Falling U.S. Dollar, does not seek to achieve its investment objective over a period of time greater than a single day.

All open derivative positions at year end are reflected on each respective ProFund VP’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each ProFund VP transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount

December 31, 2017 :: Notes to Financial Statements :: 359

(contract value for forward currency contracts), in comparison to net assets consistent with each ProFund VP’s investment objective.

Certain ProFunds VP utilized a varying level of derivative instruments in conjunction with the investment securities to meet their investment objective during the year ended December 31, 2017. With the exception of the ProFunds VP listed below, the notional amount of open derivative positions relative to each ProFund VP’s net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year. The volume associated with derivative positions in the ProFund VP Banks, ProFund VP Biotechnology, ProFund VP Pharmaceuticals, ProFund VP Semiconductor, ProFund VP Telecommunications, ProFund VP U.S. Government Plus, ProFund VP UltraBull, and ProFund VP UltraNASDAQ-100 was 8%, 8%, 12%, 8%, 17%, 72%, 142%, and 136%, respectively, based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2017.

In connection with its management of certain series of the Trust included in this report (ProFund VP UltraShort Dow 30 and ProFund VP UltraShort NASDAQ-100 (the “Commodity Pools”)), the Advisor is registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). The Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

The following is a description of the derivative instruments utilized by the ProFunds VP, including certain risks related to each instrument type.

Futures Contracts

Each non-money market ProFund VP may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund VP’s loss from an unhedged short position in futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. Each ProFund VP will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily

360 :: Notes to Financial Statements :: December 31, 2017

cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a ProFund VP.

Forward Currency Contracts

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

It is possible that, under certain circumstances, this ProFund VP may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The ProFund VP Falling U.S. Dollar collateralizes forward currency contracts with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the ProFund VP.

Similarly, the ProFund VP Falling U.S. Dollar has sought to mitigate credit risk by generally requiring that the counterparties to the ProFund VP post collateral for the benefit of the ProFund VP in a segregated account at the custodian, marked to market daily, in an amount equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds. In the event of a default by the counterparty, the ProFund VP will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the ProFund VP Falling U.S. Dollar may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP Falling U.S. Dollar may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFund VP Falling U.S. Dollar will enter into forward currency contracts only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. As of December 31, 2017, there was no collateral posted by counterparties.

Swap Agreements

Each non-money market ProFund VP may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. On a typical long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark index), plus the dividends or interest that would have been received on those assets. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets, plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some ProFunds VP may also enter into swap agreements that provide the opposite return of their benchmark or security (“short” the benchmark or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each ProFund VP on the notional amount outstanding and that dividends or interest on the underlying

December 31, 2017 :: Notes to Financial Statements :: 361

instruments reduce the value of the swap, plus, in certain instances, each ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). When investing in index swap agreements, the ProFunds VP may hold or gain exposure to only a representative sample of securities in the index, or to a component of the index.

A ProFund VP’s current obligations under a swap agreement, will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. Each ProFund VP reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a ProFund VP has valued the asset may be considered to be illiquid for purposes of a ProFund VP’s illiquid investment limitations.

A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor. A ProFund VP will only enter into swap agreements with counterparties that meet the ProFund VP’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the ProFund VP’s repurchase agreement guidelines). The counterparty to an uncleared swap agreement will typically be a major, global financial institution.

Payments may be made at the conclusion of a swap agreement. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian.

In the normal course of business, a ProFund VP enters into International Swap Dealers Association, Inc. (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The ProFunds VP seek to mitigate risks by generally requiring that the counterparties for each ProFund VP agree to post collateral for the benefit of the ProFund VP, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds, although the ProFunds VP may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds VP will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of December 31, 2017, the collateral posted by counterparties consisted of U.S. Treasury securities and cash. This collateral is included in the table below under the “Summary of Derivative Instruments” header.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of a ProFund VP’s transactions in swap agreements.

Offsetting Assets and Liabilities

The ProFunds VP are subject to master netting agreements for swap agreements and forward currency contracts that allow for amounts owed between the ProFund VP and the counterparty to be netted upon early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties.

As described above, the ProFunds VP utilize derivative instruments to achieve their investment objective during the year. The amounts shown in the Statements of Assets and Liabilities generally do not take into consideration the effects of legally enforceable master netting agreements.

362 :: Notes to Financial Statements :: December 31, 2017

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the ProFund VP’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Gain on Swap Agreements	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Loss on Swap Agreements	Unrealized Depreciation on Forward Currency Contracts
Equity Risk Exposure:
ProFund VP Banks	$—	$—	$—	$—	$420	$—
ProFund VP Bear	—	8,929	—	22,820	—	—
ProFund VP Biotechnology	—	—	—	—	1,773	—
ProFund VP Bull	248,304	—	—	—	99,488	—
ProFund VP Dow 30	—	—	—	—	1,067	—
ProFund VP Emerging Markets	—	9,475	—	—	—	—
ProFund VP International	—	—	—	—	2,154	—
ProFund VP Japan	145,269	—	—	—	—	—
ProFund VP Mid-Cap	90,519	—	—	—	27,564	—
ProFund VP NASDAQ-100	193,891	—	—	—	82,915	—
ProFund VP Pharmaceuticals	—	—	—	—	774	—
ProFund VP Precious Metals	—	—	—	—	65,381	—
ProFund VP Semiconductor	—	—	—	—	306	—
ProFund VP Short Dow 30	—	33	—	—	—	—
ProFund VP Short Emerging Markets	—	—	—	—	3,286	—
ProFund VP Short International	—	50	—	—	—	—
ProFund VP Short Mid-Cap	—	393	—	—	—	—
ProFund VP Short NASDAQ-100	—	12,913	—	21,459	—	—
ProFund VP Short Small-Cap	—	7,793	—	3,791	—	—
ProFund VP Small-Cap	22,701	—	—	—	36,314	—
ProFund VP Technology	—	—	—	—	84	—
ProFund VP Telecommunications	—	—	—	—	570	—
ProFund VP UltraBull	36,448	—	—	—	53,124	—
ProFund VP UltraMid-Cap	43,888	—	—	—	45,339	—
ProFund VP UltraNASDAQ-100	182,904	—	—	—	573,317	—
ProFund VP UltraShort Dow 30	—	36	—	—	—	—
ProFund VP UltraShort NASDAQ-100	—	3,037	—	1,951	—	—
ProFund VP UltraSmall-Cap	88,653	—	—	—	160,512	—
Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	8,510	—	—	1,266
Interest Rate Risk Exposure:
ProFund VP Rising Rates Opportunity	—	88,620	—	—	—	—
ProFund VP U.S. Government Plus	—	39,345	—	—	40,268	—

*                           Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the ProFund VP’s Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts
Equity Risk Exposure:
ProFund VP Banks	$—	$92,551	$—	$—	$(24)	$—
ProFund VP Bear	(224,529)	(754,646)	—	(19,910)	(56,839)	—
ProFund VP Biotechnology	—	476,149	—	—	279	—

December 31, 2017 :: Notes to Financial Statements :: 363

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts
ProFund VP Bull	$3,554,229	$3,061,820	$—	$197,503	$131,026	$—
ProFund VP Dow 30	—	201,917	—	—	15,286	—
ProFund VP Emerging Markets	—	629,462	—	—	11,544	—
ProFund VP International	—	2,154,729	—	—	(14,648)	—
ProFund VP Japan	2,226,550	—	—	(220,523)	—	—
ProFund VP Mid-Cap	643,729	2,480,525	—	143,384	175,947	—
ProFund VP NASDAQ-100	2,455,215	4,312,189	—	153,056	242,373	—
ProFund VP Pharmaceuticals	—	210,185	—	—	96	—
ProFund VP Precious Metals	—	1,856,055	—	—	(92,931)	—
ProFund VP Semiconductor	—	(23,952)	—	—	(102)	—
ProFund VP Short Dow 30	—	(3,899)	—	—	(172)	—
ProFund VP Short Emerging Markets	—	(339,970)	—	—	(5,627)	—
ProFund VP Short International	—	(153,658)	—	—	2,570	—
ProFund VP Short Mid-Cap	—	(110,843)	—	—	3,443	—
ProFund VP Short NASDAQ-100	(221,131)	(789,219)	—	(19,929)	(55,322)	—
ProFund VP Short Small-Cap	(42,823)	(246,163)	—	(4,023)	(18,923)	—
ProFund VP Small-Cap	21,404	696,551	—	25,323	176,830	—
ProFund VP Technology	—	—	—	—	(84)	—
ProFund VP Telecommunications	—	191,140	—	—	378	—
ProFund VP UltraBull	438,541	8,551,671	—	66,213	290,333	—
ProFund VP UltraMid-Cap	369,272	4,347,139	—	47,092	437,638	—
ProFund VP UltraNASDAQ-100	3,587,086	32,122,786	—	152,152	1,304,770	—
ProFund VP UltraShort Dow 30	—	(79,514)	—	—	(135)	—
ProFund VP UltraShort NASDAQ-100	(40,472)	(382,840)	—	(931)	(24,122)	—
ProFund VP UltraSmall-Cap	444,273	4,813,048	—	109,248	507,477	—
Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	68,634	—	—	21,002
Interest Rate Risk Exposure:
ProFund VP Rising Rates Opportunity	(6,905)	(1,517,308)	—	4,390	228,483	—
ProFund VP U.S. Government Plus	22,581	1,880,275	—	(4,360)	(140,790)	—

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the ProFunds VP for swap agreements and forward currency contracts at December 31, 2017. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the ProFunds VP or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at year end. Amounts shown in the column labeled “Net Amount” represent the un-collateralized portions of these amounts at year end. Any un-collateralized amounts are due to timing differences related to market movements or subject to certain minimum thresholds for collateral movement, as further described above.

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Banks
Swap Agreements — Goldman Sachs International	$(420)	$—	$—	$(420)
ProFund VP Bear
Swap Agreements — Goldman Sachs International	4,231	—	—	4,231
Swap Agreements — UBS AG	4,698	—	—	4,698
ProFund VP Biotechnology
Swap Agreements — Goldman Sachs International	(1,773)	—	—	(1,773)
ProFund VP Bull
Swap Agreements — Goldman Sachs International	(16,899)	16,899	—	—
Swap Agreements — UBS AG	(82,589)	82,589	—	—

364 :: Notes to Financial Statements :: December 31, 2017

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Dow 30
Swap Agreements — Goldman Sachs International	$(295)	$295	$—	$—
Swap Agreements — UBS AG	(772)	772	—	—
ProFund VP Emerging Markets
Swap Agreements — Goldman Sachs International	4,226	—	—	4,226
Swap Agreements — UBS AG	5,249	—	—	5,249
ProFund VP Falling U.S. Dollar
Forward Currency Contracts — Goldman Sachs International
Appreciation	3,907
(Depreciation)	(806)
Net Appreciation	3,101	—	—	3,101
Forward Currency Contracts — UBS AG
Appreciation	4,603
(Depreciation)	(460)
Net Appreciation	4,143	—	—	4,143
ProFund VP International
Swap Agreements — Goldman Sachs International	(622)	622	—	—
Swap Agreements — UBS AG	(1,532)	1,532	—	—
ProFund VP Mid-Cap
Swap Agreements — Goldman Sachs International	(17,211)	17,211	—	—
Swap Agreements — UBS AG	(10,353)	10,353	—	—
ProFund VP NASDAQ-100
Swap Agreements — Goldman Sachs International	(36,655)	36,655	—	—
Swap Agreements — UBS AG	(46,260)	46,260	—	—
ProFund VP Pharmaceuticals
Swap Agreements — Goldman Sachs International	(774)	—	—	(774)
ProFund VP Precious Metals
Swap Agreements — Goldman Sachs International	(32,846)	32,846	—	—
Swap Agreements — UBS AG	(32,535)	32,535	—	—
ProFund VP Rising Rates Opportunity
Swap Agreements — Citibank North America	79,854	(79,854)	—	—
Swap Agreements — Societe’ Generale	8,766	—	(8,766)	—
ProFund VP Semiconductor
Swap Agreements — Goldman Sachs International	(306)	—	—	(306)
ProFund VP Short Dow 30
Swap Agreements — Goldman Sachs International	22	—	—	22
Swap Agreements — UBS AG	11	—	—	11
ProFund VP Short Emerging Markets
Swap Agreements — Goldman Sachs International	(587)	587	—	—
Swap Agreements — UBS AG	(2,699)	2,699	—	—
ProFund VP Short International
Swap Agreements — Goldman Sachs International	36	—	—	36
Swap Agreements — UBS AG	14	—	—	14
ProFund VP Short Mid-Cap
Swap Agreements — Goldman Sachs International	168	—	—	168
Swap Agreements — UBS AG	225	—	—	225
ProFund VP Short NASDAQ-100
Swap Agreements — Goldman Sachs International	5,389	—	—	5,389
Swap Agreements — UBS AG	7,524	—	—	7,524
ProFund VP Short Small-Cap
Swap Agreements — Goldman Sachs International	4,111	—	—	4,111
Swap Agreements — UBS AG	3,682	—	—	3,682

December 31, 2017 :: Notes to Financial Statements :: 365

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Small-Cap
Swap Agreements — Goldman Sachs International	$(11,236)	$11,236	$—	$—
Swap Agreements — UBS AG	(25,078)	25,078	—	—
ProFund VP Technology
Swap Agreements — Goldman Sachs International	(84)	—	—	(84)
ProFund VP Telecommunications
Swap Agreements — Goldman Sachs International	(570)	—	—	(570)
ProFund VP U.S. Government Plus
Swap Agreements — Citibank North America	39,345	—	—	39,345
Swap Agreements — Societe’ Generale	(40,268)	40,268	—	—
ProFund VP UltraBull
Swap Agreements — Goldman Sachs International	(28,434)	28,434	—	—
Swap Agreements — UBS AG	(24,690)	24,690	—	—
ProFund VP UltraMid-Cap
Swap Agreements — Goldman Sachs International	(42,034)	42,034	—	—
Swap Agreements — UBS AG	(3,305)	3,305	—	—
ProFund VP UltraNASDAQ-100
Swap Agreements — Goldman Sachs International	(312,587)	312,587	—	—
Swap Agreements — UBS AG	(260,730)	260,730	—	—
ProFund VP UltraShort Dow 30
Swap Agreements — Goldman Sachs International	33	—	—	33
Swap Agreements — UBS AG	3	—	—	3
ProFund VP UltraShort NASDAQ-100
Swap Agreements — Goldman Sachs International	1,664	—	—	1,664
Swap Agreements — UBS AG	1,373	—	—	1,373
ProFund VP UltraSmall-Cap
Swap Agreements — Goldman Sachs International	(65,288)	65,288	—	—
Swap Agreements — UBS AG	(95,224)	95,224	—	—

*                           The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

**                    Financial instruments and cash collateral received are not disclosed on the Statement of Assets and Liabilities because the Fund does not have effective control of the collateral.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of depositary receipts, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Government Money Market, ProFund VP Real Estate, ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually, if any. ProFund VP Government Money Market and ProFund VP U.S. Government Plus declare dividends from net investment income daily, if any, and pay dividends on a monthly basis. ProFund VP Real Estate declares and pays dividends from net investment income quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The ProFunds VP may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction

366 :: Notes to Financial Statements :: December 31, 2017

for income tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFunds VP have a calendar tax year end.

Management of the ProFunds VP has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFunds VP are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this Form N-CSR filing dated December 31, 2017. The ProFunds’ VP compliance date for Form N-PORT is June 30, 2018, and the ProFunds VP will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ending June 30, 2018, the ProFunds VP will be required to maintain and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file Form N-PORT with the SEC for the period ending March 31, 2019. The ProFunds’ VP compliance date for Form N-CEN is June 1, 2018, and the ProFunds’ VP will make their initial filing on Form N-CEN for the period ending December 31, 2018. Form N-CEN will replace Form N-SAR filings. The ProFunds’ VP adoption of these amendments, including these financial statements prepared as of December 31, 2017, had no effect on the ProFunds’ VP net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the ProFunds VP, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the ProFunds VP (observable inputs) and the ProFunds VPs’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the ProFunds VPs’ investments are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical assets

•                  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the ProFunds VPs’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust’s Board of Trustees. The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

December 31, 2017 :: Notes to Financial Statements :: 367

Securities regularly traded in the OTC markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates market value. For the ProFund VP Government Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued using independent sources and/or agreements with counterparties. Forward currency contracts are valued at their quoted daily prices obtained from an independent pricing service. These valuations are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a ProFund VP’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a ProFund VP could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a ProFund VP may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of equity securities is disclosed on the Schedule of Portfolio Investments for each ProFund VP:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Asia 30
Common Stocks	$34,896,828	$—	$—	$—	$34,896,828	$—
Repurchase Agreements	—	—	21,000	—	21,000	—
Total	$34,896,828	$—	$21,000	$—	$34,917,828	$—
ProFund VP Banks
Common Stocks	$11,150,212	$—	$—	$—	$11,150,212	$—
Swap Agreements	—	—	—	(420)	—	(420)
Total	$11,150,212	$—	$—	$(420)	$11,150,212	$(420)
ProFund VP Basic Materials
Common Stocks	$33,767,359	$—	$—	$—	$33,767,359	$—
Repurchase Agreements	—	—	110,000	—	110,000	—
Total	$33,767,359	$—	$110,000	$—	$33,877,359	$—
ProFund VP Bear
Repurchase Agreements	$—	$—	$4,174,000	$—	$4,174,000	$—
Futures Contracts	—	(22,820)	—	—	—	(22,820)
Swap Agreements	—	—	—	8,929	—	8,929
Total	$—	$(22,820)	$4,174,000	$8,929	$4,174,000	$(13,891)
ProFund VP Biotechnology
Common Stocks	$53,448,065	$—	$—	$—	$53,448,065	$—
Contingent Right	—	—	16,099	—	16,099	—
Repurchase Agreements	—	—	126,000	—	126,000	—
Swap Agreements	—	—	—	(1,773)	—	(1,773)
Total	$53,448,065	$—	$142,099	$(1,773)	$53,590,164	$(1,773)

368 :: Notes to Financial Statements :: December 31, 2017

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Bull
Common Stocks	$46,443,815	$—	$—	$—	$46,443,815	$—
Repurchase Agreements	—	—	44,814,000	—	44,814,000	—
Futures Contracts	—	248,304	—	—	—	248,304
Swap Agreements	—	—	—	(99,488)	—	(99,488)
Total	$46,443,815	$248,304	$44,814,000	$(99,488)	$91,257,815	$148,816
ProFund VP Consumer Goods
Common Stocks	$18,766,120	$—	$—	$—	$18,766,120	$—
Repurchase Agreements	—	—	55,000	—	55,000	—
Total	$18,766,120	$—	$55,000	$—	$18,821,120	$—
ProFund VP Consumer Services
Common Stocks	$32,841,439	$—	$—	$—	$32,841,439	$—
Total	$32,841,439	$—	$—	$—	$32,841,439	$—
ProFund VP Dow 30
Repurchase Agreements	$—	$—	$455,000	$—	$455,000	$—
Swap Agreements	—	—	—	(1,067)	—	(1,067)
Total	$—	$—	$455,000	$(1,067)	$455,000	$(1,067)
ProFund VP Emerging Markets
Common Stocks	$29,827,961	$—	$—	$—	$29,827,961	$—
Preferred Stocks	1,623,297	—	—	—	1,623,297	—
Repurchase Agreements	—	—	3,005,000	—	3,005,000	—
Swap Agreements	—	—	—	9,475	—	9,475
Total	$31,451,258	$—	$3,005,000	$9,475	$34,456,258	$9,475
ProFund VP Europe 30
Common Stocks	$32,055,532	$—	$—	$—	$32,055,532	$—
Total	$32,055,532	$—	$—	$—	$32,055,532	$—
ProFund VP Falling U.S. Dollar
Repurchase Agreements	$—	$—	$691,000	$—	$691,000	$—
Forward Currency Contracts	—	—	—	7,244	—	7,244
Total	$—	$—	$691,000	$7,244	$691,000	$7,244
ProFund VP Financials
Common Stocks	$51,627,279	$—	$—	$—	$51,627,279	$—
Total	$51,627,279	$—	$—	$—	$51,627,279	$—
ProFund VP Government Money Market
U.S. Treasury Obligations	$—	$—	$84,867,173	$—	$84,867,173	$—
Repurchase Agreements	—	—	145,003,000	—	145,003,000	—
Total	$—	$—	$229,870,173	$—	$229,870,173	$—
ProFund VP Health Care
Common Stocks	$53,294,427	$—	$—	$—	$53,294,427	$—
Contingent Right	—	—	4,125	—	4,125	—
Total	$53,294,427	$—	$4,125	$—	$53,298,552	$—
ProFund VP Industrials
Common Stocks	$39,286,737	$—	$—	$—	$39,286,737	$—
Repurchase Agreements	—	—	38,000	—	38,000	—
Total	$39,286,737	$—	$38,000	$—	$39,324,737	$—
ProFund VP International
Repurchase Agreements	$—	$—	$15,186,000	$—	$15,186,000	$—
Swap Agreements	—	—	—	(2,154)	—	(2,154)
Total	$—	$—	$15,186,000	$(2,154)	$15,186,000	$(2,154)

December 31, 2017 :: Notes to Financial Statements :: 369

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Internet
Common Stocks	$16,573,091	$—	$—	$—	$16,573,091	$—
Repurchase Agreements	—	—	13,000	—	13,000	—
Total	$16,573,091	$—	$13,000	$—	$16,586,091	$—
ProFund VP Japan
Repurchase Agreements	$—	$—	$12,468,000	$—	$12,468,000	$—
Futures Contracts	—	145,269	—	—	—	145,269
Total	$—	$145,269	$12,468,000	$—	$12,468,000	$145,269
ProFund VP Large-Cap Growth
Common Stocks	$34,509,907	$—	$—	$—	$34,509,907	$—
Repurchase Agreements	—	—	176,000	—	176,000	—
Total	$34,509,907	$—	$176,000	$—	$34,685,907	$—
ProFund VP Large-Cap Value
Common Stocks	$20,421,593	$—	$—	$—	$20,421,593	$—
Repurchase Agreements	—	—	132,000	—	132,000	—
Total	$20,421,593	$—	$132,000	$—	$20,553,593	$—
ProFund VP Mid-Cap
Repurchase Agreements	$—	$—	$17,332,000	$—	$17,332,000	$—
Futures Contracts	—	90,519	—	—	—	90,519
Swap Agreements	—	—	—	(27,564)	—	(27,564)
Total	$—	$90,519	$17,332,000	$(27,564)	$17,332,000	$62,955
ProFund VP Mid-Cap Growth
Common Stocks	$22,599,302	$—	$—	$—	$22,599,302	$—
Repurchase Agreements	—	—	80,000	—	80,000	—
Total	$22,599,302	$—	$80,000	$—	$22,679,302	$—
ProFund VP Mid-Cap Value
Common Stocks	$16,505,777	$—	$—	$—	$16,505,777	$—
Total	$16,505,777	$—	$—	$—	$16,505,777	$—
ProFund VP NASDAQ-100
Common Stocks	$45,222,456	$—	$—	$—	$45,222,456	$—
Repurchase Agreements	—	—	26,463,000	—	26,463,000	—
Futures Contracts	—	193,891	—	—	—	193,891
Swap Agreements	—	—	—	(82,915)	—	(82,915)
Total	$45,222,456	$193,891	$26,463,000	$(82,915)	$71,685,456	$110,976
ProFund VP Oil & Gas
Common Stocks	$42,083,732	$—	$—	$—	$42,083,732	$—
Total	$42,083,732	$—	$—	$—	$42,083,732	$—
ProFund VP Pharmaceuticals
Common Stocks	$10,733,940	$—	$—	$—	$10,733,940	$—
Swap Agreements	—	—	—	(774)	—	(774)
Total	$10,733,940	$—	$—	$(774)	$10,733,940	$(774)
ProFund VP Precious Metals
Repurchase Agreements	$—	$—	$24,305,000	$—	$24,305,000	$—
Swap Agreements	—	—	—	(65,381)	—	(65,381)
Total	$—	$—	$24,305,000	$(65,381)	$24,305,000	$(65,381)
ProFund VP Real Estate
Common Stocks	$11,491,632	$—	$—	$—	$11,491,632	$—
Repurchase Agreements	—	—	20,000	—	20,000	—
Total	$11,491,632	$—	$20,000	$—	$11,511,632	$—

370 :: Notes to Financial Statements :: December 31, 2017

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Rising Rates Opportunity
Repurchase Agreements	$—	$—	$7,727,000	$—	$7,727,000	$—
Swap Agreements	—	—	—	88,620	—	88,620
Total	$—	$—	$7,727,000	$88,620	$7,727,000	$88,620
ProFund VP Semiconductor
Common Stocks	$8,527,711	$—	$—	$—	$8,527,711	$—
Repurchase Agreements	—	—	5,000	—	5,000	—
Swap Agreements	—	—	—	(306)	—	(306)
Total	$8,527,711	$—	$5,000	$(306)	$8,532,711	$(306)
ProFund VP Short Dow 30
Repurchase Agreements	$—	$—	$14,000	$—	$14,000	$—
Swap Agreements	—	—	—	33	—	33
Total	$—	$—	$14,000	$33	$14,000	$33
ProFund VP Short Emerging Markets
Repurchase Agreements	$—	$—	$958,000	$—	$958,000	$—
Swap Agreements	—	—	—	(3,286)	—	(3,286)
Total	$—	$—	$958,000	$(3,286)	$958,000	$(3,286)
ProFund VP Short International
Repurchase Agreements	$—	$—	$592,000	$—	$592,000	$—
Swap Agreements	—	—	—	50	—	50
Total	$—	$—	$592,000	$50	$592,000	$50
ProFund VP Short Mid-Cap
Repurchase Agreements	$—	$—	$181,000	$—	$181,000	$—
Swap Agreements	—	—	—	393	—	393
Total	$—	$—	$181,000	$393	$181,000	$393
ProFund VP Short NASDAQ-100
Repurchase Agreements	$—	$—	$3,528,000	$—	$3,528,000	$—
Futures Contracts	—	(21,459)	—	—	—	(21,459)
Swap Agreements	—	—	—	12,913	—	12,913
Total	$—	$(21,459)	$3,528,000	$12,913	$3,528,000	$(8,546)
ProFund VP Short Small-Cap
Repurchase Agreements	$—	$—	$1,865,000	$—	$1,865,000	$—
Futures Contracts	—	(3,791)	—	—	—	(3,791)
Swap Agreements	—	—	—	7,793	—	7,793
Total	$—	$(3,791)	$1,865,000	$7,793	$1,865,000	$4,002
ProFund VP Small-Cap
Common Stocks	$5,446,401	$—	$—	$—	$5,446,401	$—
Contingent Rights*	—	—	500	—	500	—
Trust**	—	—	—	—	—	—
Repurchase Agreements	—	—	8,745,000	—	8,745,000	—
Futures Contracts	—	22,701	—	—	—	22,701
Swap Agreements	—	—	—	(36,314)	—	(36,314)
Total	$5,446,401	$22,701	$8,745,500	$(36,314)	$14,191,901	$(13,613)
ProFund VP Small-Cap Growth
Common Stocks	$25,746,852	$—	$—	$—	$25,746,852	$—
Repurchase Agreements	—	—	75,000	—	75,000	—
Total	$25,746,852	$—	$75,000	$—	$25,821,852	$—

December 31, 2017 :: Notes to Financial Statements :: 371

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Small-Cap Value
Common Stocks	$24,730,799	$—	$—	$—	$24,730,799	$—
Repurchase Agreements	—	—	173,000	—	173,000	—
Total	$24,730,799	$—	$173,000	$—	$24,903,799	$—
ProFund VP Technology
Common Stocks	$33,048,423	$—	$—	$—	$33,048,423	$—
Repurchase Agreements	—	—	304,000	—	304,000	—
Swap Agreements	—	—	—	(84)	—	(84)
Total	$33,048,423	$—	$304,000	$(84)	$33,352,423	$(84)
ProFund VP Telecommunications
Common Stocks	$4,640,203	$—	$—	$—	$4,640,203	$—
Repurchase Agreements	—	—	32,000	—	32,000	—
Swap Agreements	—	—	—	(570)	—	(570)
Total	$4,640,203	$—	$32,000	$(570)	$4,672,203	$(570)
ProFund VP U.S. Government Plus
U.S. Treasury Obligation	$—	$—	$12,261,994	$—	$12,261,994	$—
Repurchase Agreements	—	—	7,015,000	—	7,015,000	—
Swap Agreements	—	—	—	(923)	—	(923)
Total	$—	$—	$19,276,994	$(923)	$19,276,994	$(923)
ProFund VP UltraBull
Common Stocks	$26,003,290	$—	$—	$—	$26,003,290	$—
Repurchase Agreements	—	—	5,301,000	—	5,301,000	—
Futures Contracts	—	36,448	—	—	—	36,448
Swap Agreements	—	—	—	(53,124)	—	(53,124)
Total	$26,003,290	$36,448	$5,301,000	$(53,124)	$31,304,290	$(16,676)
ProFund VP UltraMid-Cap
Common Stocks	$18,246,465	$—	$—	$—	$18,246,465	$—
Repurchase Agreements	—	—	5,798,000	—	5,798,000	—
Futures Contracts	—	43,888	—	—	—	43,888
Swap Agreements	—	—	—	(45,339)	—	(45,339)
Total	$18,246,465	$43,888	$5,798,000	$(45,339)	$24,044,465	$(1,451)
ProFund VP UltraNASDAQ-100
Common Stocks	$69,341,099	$—	$—	$—	$69,341,099	$—
Repurchase Agreements	—	—	18,691,000	—	18,691,000	—
Futures Contracts	—	182,904	—	—	—	182,904
Swap Agreements	—	—	—	(573,317)	—	(573,317)
Total	$69,341,099	$182,904	$18,691,000	$(573,317)	$88,032,099	$(390,413)
ProFund VP UltraShort Dow 30
Repurchase Agreements	$—	$—	$7,000	$—	$7,000	$—
Swap Agreements	—	—	—	36	—	36
Total	$—	$—	$7,000	$36	$7,000	$36
ProFund VP UltraShort NASDAQ-100
Repurchase Agreements	$—	$—	$308,000	$—	$308,000	$—
Futures Contracts	—	(1,951)	—	—	—	(1,951)
Swap Agreements	—	—	—	3,037	—	3,037
Total	$—	$(1,951)	$308,000	$3,037	$308,000	$1,086

372 :: Notes to Financial Statements :: December 31, 2017

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP UltraSmall-Cap
Common Stocks	$8,060,674	$—	$—	$—	$8,060,674	$—
Contingent Rights*	—	—	1,079	—	1,079	—
Trust**	—	—	—	—	—	—
Repurchase Agreements	—	—	17,014,000	—	17,014,000	—
Futures Contracts	—	88,653	—	—	—	88,653
Swap Agreements	—	—	—	(160,512)	—	(160,512)
Total	$8,060,674	$88,653	$17,015,079	$(160,512)	$25,075,753	$(71,859)
ProFund VP Utilities
Common Stocks	$38,204,350	$—	$—	$—	$38,204,350	$—
Repurchase Agreements	—	—	388,000	—	388,000	—
Total	$38,204,350	$—	$388,000	$—	$38,592,350	$—

^                            Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts, and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

*                           Chelsea Therapeutics International, Ltd. contingent right was valued at $0 and categorized as Level 2 within the fair value hierarchy.

**                    Ferroglobe Representation and Warranty Insurance trust was valued at $0 and categorized as Level 2 within the fair value hierarchy.

4. Fees and Transactions with Affiliates and Other Parties

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (excluding ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund VP: 0.025% of the ProFund VP’s daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund VP’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund VP’s net assets in excess of $2 billion. During the year ended December 31, 2017, no Fund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and Access One Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust’s and Access One Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee, and reimbursement of certain expenses.

FIS Investor Services LLC (“FIS”) acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, service charges, fees based on the number of VP Funds, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of the average daily net assets as compensation for the distribution-related activities and/or shareholder services.

Distribution Fees were suspended throughout the year ended December 31, 2017 for ProFund VP Government Money Market to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to 0.25% of its average daily net assets, the Distribution Fees would have been $477,542 for the year ended December 31, 2017. The Distributor may reinstate all or a portion of the Distribution Fees for ProFund VP Government Money Market at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.” Throughout the year ended December 31, 2017, the administrative services fees of ProFund VP Government Money Market were suspended to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to the full amount per the administrative services agreements, the administrative services fees would have been $151,693 for the year ended December 31, 2017. All or a portion of the Administrative services fees of ProFund VP Government Money Market may be reinstated at any time.

December 31, 2017 :: Notes to Financial Statements :: 373

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at an annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regularly quarterly in-person meeting, $3,000 for attending each special in-person meeting, and $3,000 for attending each telephonic meeting. During the year ended December 31, 2017, actual Trustee compensation was $693,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses as determined under GAAP) to an annualized rate of 1.35% of the average daily net assets of ProFund VP Government Money Market, 1.38% of the average daily net assets of ProFund VP U.S. Government Plus and 1.68% of the average daily net assets of each other ProFund VP. These expense limitations remain in effect until at least April 30, 2018.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit in effect at the time of the waiver, and the expense limit in effect at the time of the recoupment. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2017, the recoupments that may potentially be made by the ProFunds VP are as follows:

	Expires 4/30/18	Expires 4/30/19	Expires 4/30/20	Expires 4/30/21	Total
ProFund VP Asia 30	$7,353	$64,209	$—	$6,236	$77,798
ProFund VP Banks	8,172	—	—	765	8,937
ProFund VP Basic Materials	7,315	24,442	—	—	31,757
ProFund VP Bear	7,741	—	—	—	7,741
ProFund VP Bull	—	73,854	—	—	73,854
ProFund VP Consumer Goods	3,669	433	—	—	4,102
ProFund VP Consumer Services	—	35,995	—	—	35,995
ProFund VP Emerging Markets	18,729	21,560	4,401	3,093	47,783
ProFund VP Europe 30	—	45,434	—	17,696	63,130
ProFund VP Falling U.S. Dollar	2,466	1,096	22,900	8,303	34,765
ProFund VP Financials	8,804	29,633	—	—	38,437
ProFund VP Industrials	—	6,426	—	—	6,426
ProFund VP International	—	4,332	—	—	4,332
ProFund VP Japan	1,535	2,471	—	—	4,006
ProFund VP Large-Cap Growth	5,811	3,388	—	—	9,199
ProFund VP Large-Cap Value	22,534	1,648	1,471	473	26,126
ProFund VP Mid-Cap Growth	25,201	6,153	2,261	1,560	35,175
ProFund VP Mid-Cap Value	30,334	1,935	—	5,357	37,626
ProFund VP NASDAQ-100	17,868	73,762	—	—	91,630
ProFund VP Oil & Gas	50,670	4,091	7,877	3,955	66,593
ProFund VP Pharmaceuticals	—	26,359	—	752	27,111
ProFund VP Precious Metals	24,566	25,204	2,783	4,441	56,994
ProFund VP Real Estate	5,562	3,646	—	—	9,208
ProFund VP Rising Rates Opportunity	—	—	—	1,653	1,653
ProFund VP Short Dow 30	6,283	572	43	164	7,062
ProFund VP Short Emerging Markets	5,462	—	—	112	5,574
ProFund VP Short International	4,996	—	—	51	5,047
ProFund VP Short Mid-Cap	5,810	—	—	—	5,810
ProFund VP Short NASDAQ-100	9,587	2,414	227	1,081	13,309
ProFund VP Short Small-Cap	8,432	899	1,057	297	10,685
ProFund VP Small-Cap	10,296	25,619	—	4,575	40,490
ProFund VP Small-Cap Growth	12,064	9,497	—	—	21,561
ProFund VP Small-Cap Value	26,287	2,880	25,332	—	54,499
ProFund VP Telecommunications	8,736	13,684	—	—	22,420
ProFund VP U.S. Government Plus	22,544	26,154	8,861	10,878	68,437
ProFund VP UltraMid-Cap	5,252	—	—	—	5,252
ProFund VP UltraNASDAQ-100	—	46,394	—	8,163	54,557
ProFund VP UltraShort Dow 30	7,190	—	—	—	7,190
ProFund VP UltraShort NASDAQ-100	5,333	—	—	—	5,333
ProFund VP UltraSmall-Cap	5,494	44,693	—	5,501	55,688
ProFund VP Utilities	30,103	23,509	13,908	13,511	81,031

374 :: Notes to Financial Statements :: December 31, 2017

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of ProFund VP Government Money Market through April 30, 2018 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the minimum yield limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the ProFund VP Government Money Market’s net yield to fall below the highest previously determined minimum yield and such recoupment would not be subject to the contractual operating expense limit in effect at the time of such recoupment. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2017, the recoupments that may potentially be made by ProFund VP Government Money Market are as follows:

	Expires 4/30/18	Expires 4/30/19	Expires 4/30/20	Expires 4/30/21	Total
ProFund VP Government Money Market	$2,189,720	$2,200,194	$1,401,913	$255,383	$6,047,210

The ProFunds VP are permitted to purchase and sell securities (“cross trade”) from and to other funds within the Trust pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross trade of securities by the respective ProFund VP from or to another fund that is or could be considered an affiliate of the ProFund VP under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross trade is executed at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2017, the ProFunds VP engaged in the following cross trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
ProFund VP Large-Cap Growth	$3,798,846	$4,144,851	$184,962
ProFund VP Large-Cap Value	2,169,403	1,428,726	17,492
ProFund VP Mid-Cap Growth	1,689,387	1,552,280	24,918
ProFund VP Mid-Cap Value	1,348,475	2,993,935	79,734
ProFund VP Small-Cap Growth	3,540,943	3,726,425	(11,959)
ProFund VP Small-Cap Value	3,047,479	5,207,947	11,390
ProFund VP UltraBull	3,286,559	14,068,183	21,537
ProFund VP UltraMid-Cap	3,721,813	1,580,798	13,281
ProFund VP UltraSmall-Cap	—	1,019,256	221,601

5. Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2017 were as follows:

	Purchases	Sales
ProFund VP Asia 30	$32,930,324	$28,481,068
ProFund VP Banks	36,688,290	37,888,498
ProFund VP Basic Materials	38,003,039	31,871,941
ProFund VP Biotechnology	96,182,318	97,421,354
ProFund VP Bull	1,425,704	1,493,576
ProFund VP Consumer Goods	19,617,987	19,165,218
ProFund VP Consumer Services	21,939,843	20,492,148
ProFund VP Emerging Markets	24,395,593	13,417,864
ProFund VP Europe 30	59,301,512	56,106,632
ProFund VP Financials	29,847,618	31,564,093
ProFund VP Health Care	23,490,709	28,338,581
ProFund VP Industrials	33,141,196	32,105,638
ProFund VP Internet	17,895,523	18,374,283
ProFund VP Large-Cap Growth	50,195,912	48,437,265
ProFund VP Large-Cap Value	14,654,886	21,898,630
ProFund VP Mid-Cap Growth	19,922,131	22,388,058
ProFund VP Mid-Cap Value	13,331,541	28,809,505
ProFund VP NASDAQ-100	1,481,391	1,523,503
ProFund VP Oil & Gas	15,648,447	25,692,494
ProFund VP Pharmaceuticals	35,826,437	39,171,794
ProFund VP Real Estate	18,443,145	20,665,236
ProFund VP Semiconductor	26,294,486	25,622,216
ProFund VP Small-Cap	656,196	1,093,669
ProFund VP Small-Cap Growth	36,890,253	44,306,233

December 31, 2017 :: Notes to Financial Statements :: 375

	Purchases	Sales
ProFund VP Small-Cap Value	$28,064,674	$51,505,924
ProFund VP Technology	30,589,531	25,028,264
ProFund VP Telecommunications	35,011,355	36,982,914
ProFund VP UltraBull	432,462,195	435,135,329
ProFund VP UltraMid-Cap	106,603,704	115,558,713
ProFund VP UltraNASDAQ-100	14,802,951	2,178,561
ProFund VP UltraSmall-Cap	2,467,396	6,140,755
ProFund VP Utilities	24,322,158	29,432,129

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2017 were as follows:

	Purchases	Sales
ProFund VP U.S. Government Plus	$47,251,200	$47,229,103

6. Investment Risks

Some risks apply to all ProFunds VP, while others are specific to the investment strategy of certain ProFunds VP. Each ProFund VP may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the ProFunds VP.

Risks Associated with the Use of Derivatives

Certain ProFunds VP may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the ProFund VP to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives (e.g., securities in the Index). These risks include counterparty risk, liquidity risk and increased correlation risk. When the ProFund VP uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., securities in the Index) and the derivative, which may prevent the ProFund VP from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the ProFund VP to losses in excess of those amounts initially invested.

Certain ProFunds VP may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, each Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index.

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in a ProFund VP’s net assets, the terms of a swap agreement between the ProFund VP and its counterparty may permit the counterparty to immediately close out the transaction with the ProFund VP. In that event, the ProFund VP may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the ProFund VP’s investment objective. This, in turn, may prevent the ProFund VP from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the ProFund VP may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the ProFund VP’s return.

Compounding Risk

Certain ProFunds VP are “geared” funds (“Geared Funds”) in the sense that each has an investment objective to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a single day. These Geared Funds are subject to all of the correlation risks described below. In addition, because these ProFunds VP have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a ProFund VP to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the ProFund VP objective, as applicable, before accounting for fees and ProFund VP expenses. As explained in greater detail in their Prospectuses, as a result of compounding, Geared Funds are unlikely to provide a simple multiple (e.g. -1x, 2x, or -2x) of a benchmark’s return over periods longer than a single day.

Leverage Risk

Certain ProFunds VP utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the ProFunds VP that utilize leverage include either multipliers of 2x or 1.25x (or sometimes the inverse thereof), a single day adverse price movement of more than 50% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor’s investment.

Active Investor Risk

Each ProFund VP permits short-term trading of its securities. In addition, the Advisor expects a significant portion of the assets invested in the ProFund VP to come from professional money managers and investors who use the ProFund VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover, and may result in additional costs for the ProFund VP. In addition, large movements of assets into and out of the ProFund VP may have a negative impact on the ProFund VP’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in the ProFund VP’s prospectus.

376 :: Notes to Financial Statements :: December 31, 2017

Concentration Risk

Concentration risk results from maintaining concentrated exposure to certain types of issuers, industries, market sectors, countries or geographical regions. A ProFund VP that concentrates its investments will be more susceptible to risks associated with that concentration. With respect to the Sector ProFunds VP, a ProFund VP may have significant exposure to an individual industry that constitutes a significant portion of that ProFund VP’s benchmark. Such a ProFund VP will be more susceptible to the risks associated with that specific industry, which may be different from the risks generally associated with other benchmarks. Each ProFund VP will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark, up to the extent permitted by applicable regulatory guidance. Additionally, certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These ProFunds VP may be more volatile than a more geographically diversified ProFund VP. The Schedule of Portfolio Investments includes information on each ProFund VP’s holdings, including industry and/or geographical composition, as relevant.

Correlation Risk

There is no guarantee that a ProFund VP will achieve a high degree of correlation with its benchmark. Failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective, and the percentage change of the ProFund VP’s net asset value (“NAV”) each day may differ, perhaps significantly, from the percentage change of the ProFund VP’s benchmark on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the benchmark.

A number of other factors may adversely affect a ProFund VP’s correlation with its benchmark, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a ProFund VP invests. A ProFund VP may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to stocks or industries may be different from that of the benchmark. In addition, a ProFund VP may invest in securities not included in the benchmark or in financial instruments. Each ProFund VP may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the ProFund VP’s correlation with its benchmark. A ProFund VP may also be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or underexposed to its benchmark, and may be impacted by index reconstitutions and index rebalancing events. Additionally, a ProFund VP’s underlying holdings or reference assets may trade on markets that may or may not be open on the same day as the ProFund VP. Each ProFund VP (other than the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) seeks to rebalance its portfolio daily to keep its leveraged, inverse or inverse leveraged exposure to the benchmark consistent with its investment objective. Any of these factors could decrease correlation between the performance of a ProFund VP and may hinder a ProFund VP’s ability to meet its investment objective on or around that day.

Counterparty Risk

A ProFund VP will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as swap agreements or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Certain ProFunds VP will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount they expect to receive from counterparties to financial instruments and repurchase agreements entered into by the ProFunds VP. Each ProFund VP generally structures the agreement such that either party can terminate the contract without penalty prior to the termination date. A ProFund VP may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in each ProFund VP may decline. A ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

The ProFunds VP typically enter into transactions with counterparties whose credit rating at the time of the transaction is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the ProFund VP. For example, a ProFund VP could lose margin payments it has deposited with a clearing organization as well as gains owed but not paid to the ProFund VP if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers.

Debt Instruments Risk

The ProFunds VP may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect

December 31, 2017 :: Notes to Financial Statements :: 377

the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a ProFund VP may be required to reinvest the proceeds received at lower interest rates. These factors may cause the value of an investment in the ProFund VP to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. Certain ProFunds VP are inversely correlated to bond prices and will typically respond differently to the above factors than would a ProFund VP positively correlated to bond prices.

Index Performance Risk

Certain ProFunds VP will be subject to index performance risk. There is no guarantee or assurance that the methodology used to create the Index will result in the ProFund VP achieving high, or even positive, returns. The Index may underperform, and the ProFund VP could lose value, while other indices or measures of market performance increase in value.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a ProFund VP invests, the ProFunds VP might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities or financial instruments in which a ProFund VP invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a ProFund VP from limiting losses, realizing gains, or from achieving a high correlation (or inverse correlation) with its underlying benchmark.

7. Federal Income Tax Information

The tax character of distributions paid to shareholders during the tax years ended, as noted below, were as follows:

	Year Ended December 31, 2017				Year Ended December 31, 2016
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Asia 30	$—	$1,099,295	$—	$1,099,295	$266,697	$—	$—	$266,697
ProFund VP Banks	29,961	—	—	29,961	15,144	—	—	15,144
ProFund VP Basic Materials	103,682	—	—	103,682	88,517	—	—	88,517
ProFund VP Biotechnology	—	—	—	—	131,943	783,136	—	915,079
ProFund VP Bull	641,927	1,587,849	—	2,229,776	—	1,524,167	—	1,524,167
ProFund VP Consumer Goods	179,485	209,288	—	388,773	253,585	—	—	253,585
ProFund VP Consumer Services	—	—	—	—	—	285,132	—	285,132
ProFund VP Dow 30	90,714	13,821	—	104,535	—	—	—	—
ProFund VP Emerging Markets	17,623	—	—	17,623	40,208	—	—	40,208
ProFund VP Europe 30	625,699	—	—	625,699	732,859	—	—	732,859
ProFund VP Financials	166,272	—	—	166,272	105,552	—	—	105,552
ProFund VP Government Money Market	38,688	—	—	38,688	41,087	—	—	41,087
ProFund VP Health Care	—	3,659,790	—	3,659,790	—	—	—	—
ProFund VP Industrials	54,047	—	—	54,047	35,290	—	—	35,290
ProFund VP Internet	—	—	—	—	23,668	814,534	—	838,202
ProFund VP Large-Cap Growth	2,261	1,215,645	—	1,217,906	128,329	2,023,666	—	2,151,995
ProFund VP Large-Cap Value	191,199	—	—	191,199	209,634	—	—	209,634
ProFund VP Mid-Cap	3,354,991	405,829	—	3,760,820	423,316	—	—	423,316
ProFund VP Mid-Cap Growth	—	2,003,816	—	2,003,816	—	1,189,519	—	1,189,519
ProFund VP Mid-Cap Value	487,397	588,026	—	1,075,423	38,596	338,468	—	377,064
ProFund VP NASDAQ-100	—	282,363	—	282,363	8,457	2,035,651	—	2,044,108
ProFund VP Oil & Gas	509,954	—	—	509,954	645,267	—	—	645,267
ProFund VP Pharmaceuticals	184,347	82,163	—	266,510	219,393	1,335,279	—	1,554,672
ProFund VP Real Estate	123,359	697,350	—	820,709	310,452	—	—	310,452
ProFund VP Semiconductor	20,339	—	—	20,339	6,863	—	—	6,863
ProFund VP Short Dow 30	—	—	—	—	890	—	—	890
ProFund VP Short Mid-Cap	4,598	—	—	4,598	55,814	—	—	55,814
ProFund VP Small-Cap	1,185,128	305,985	—	1,491,113	—	—	—	—

378 :: Notes to Financial Statements :: December 31, 2017

	Year Ended December 31, 2017				Year Ended December 31, 2016
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Small-Cap Growth	$65,436	$2,053,033	$—	$2,118,469	$—	$1,537,673	$—	$1,537,673
ProFund VP Small-Cap Value	4,544	212,516	—	217,060	—	—	—	—
ProFund VP Technology	15,522	—	—	15,522	—	—	—	—
ProFund VP Telecommunications	1,001,707	—	—	1,001,707	294,752	—	—	294,752
ProFund VP U.S. Government Plus	107,171	—	—	107,171	—	—	—	—
ProFund VP UltraBull	4,089,291	127,964	—	4,217,255	2,182,819	454,108	—	2,636,927
ProFund VP UltraMid-Cap	1,540,940	348,037	—	1,888,977	—	—	—	—
ProFund VP UltraNASDAQ-100	2,145,689	410,881	—	2,556,570	2,777,765	2,337,482	—	5,115,247
ProFund VP UltraSmall-Cap	1,621,951	625,163	—	2,247,114	—	—	—	—
ProFund VP Utilities	1,110,076	1,104,901	—	2,214,977	750,145	1,400,502	—	2,150,647

As of the tax year ended December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Asia 30	$129,308	$—	$(324,453)	$12,190,746	$11,995,601
ProFund VP Banks	45,033	—	(7,274,422)	2,501,398	(4,727,991)
ProFund VP Basic Materials	67,046	—	(1,760,480)	8,811,325	7,117,891
ProFund VP Bear	—	—	(18,956,130)	8,929	(18,947,201)
ProFund VP Biotechnology	—	—	(129,849)	25,659,703	25,529,854
ProFund VP Bull	4,356,517	2,967,028	—	28,503,671	35,827,216
ProFund VP Consumer Goods	161,183	1,953,694	—	9,110,949	11,225,826
ProFund VP Consumer Services	—	1,368,209	—	15,949,062	17,317,271
ProFund VP Dow 30	175,647	—	(1,637,009)	(1,067)	(1,462,429)
ProFund VP Emerging Markets	60,833	—	(7,007,490)	7,456,006	509,349
ProFund VP Europe 30	694,945	—	(2,101,483)	2,797,967	1,391,429
ProFund VP Falling U.S. Dollar	17,778	38,602	(211,904)	—	(155,524)
ProFund VP Financials	164,918	—	(986,601)	16,708,675	15,886,992
ProFund VP Government Money Market	—	—	(44,116)	(2,198)	(46,314)
ProFund VP Health Care	78,636	2,906,954	—	32,306,613	35,292,203
ProFund VP Industrials	35,771	—	—	10,913,275	10,949,046
ProFund VP International	1,305,170	—	(1,674,736)	(2,154)	(371,720)
ProFund VP Internet	13,004	1,158,052	—	8,418,188	9,589,244
ProFund VP Japan	—	—	(703,554)	—	(703,554)
ProFund VP Large-Cap Growth	508,196	928,930	—	16,051,924	17,489,050
ProFund VP Large-Cap Value	162,982	—	—	4,121,178	4,284,160
ProFund VP Mid-Cap	2,406,145	472,015	—	(27,564)	2,850,596
ProFund VP Mid-Cap Growth	44,883	2,357,859	—	6,398,656	8,801,398
ProFund VP Mid-Cap Value	764,415	1,329,411	—	2,260,603	4,354,429
ProFund VP NASDAQ-100	4,894,319	2,121,773	—	31,033,497	38,049,589
ProFund VP Oil & Gas	664,278	—	(2,371,323)	18,102,474	16,395,429
ProFund VP Pharmaceuticals	168,708	369,771	(481,014)	3,820,061	3,877,526
ProFund VP Precious Metals	—	—	(66,478,359)	(65,381)	(66,543,740)
ProFund VP Real Estate	172,062	1,139,114	—	4,846,697	6,157,873
ProFund VP Rising Rates Opportunity	—	—	(24,926,027)	88,620	(24,837,407)
ProFund VP Semiconductor	664,313	42,088	—	3,363,531	4,069,932
ProFund VP Short Dow 30	—	—	(52,030)	33	(51,997)
ProFund VP Short Emerging Markets	—	—	(1,730,350)	(3,286)	(1,733,636)
ProFund VP Short International	—	—	(1,826,461)	50	(1,826,411)
ProFund VP Short Mid-Cap	14,715	—	(2,357,779)	393	(2,342,671)
ProFund VP Short NASDAQ-100	—	—	(11,660,540)	12,913	(11,647,627)
ProFund VP Short Small-Cap	—	—	(4,969,444)	7,793	(4,961,651)
ProFund VP Small-Cap	632,576	326,134	—	1,605,168	2,563,878
ProFund VP Small-Cap Growth	—	2,165,724	—	7,255,558	9,421,282
ProFund VP Small-Cap Value	233,636	1,748,346	(248,076)	2,456,926	4,190,832
ProFund VP Technology	467,033	354,706	—	17,552,589	18,374,328
ProFund VP Telecommunications	376,240	—	(817,255)	1,087,859	646,844
ProFund VP U.S. Government Plus	—	—	(78,453)	227,048	148,595

December 31, 2017 :: Notes to Financial Statements :: 379

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP UltraBull	$10,650,934	$427,136	$—	$5,047,790	$16,125,860
ProFund VP UltraMid-Cap	4,616,260	1,113,801	—	5,233,700	10,963,761
ProFund VP UltraNASDAQ-100	33,026,789	2,441,111	—	35,906,391	71,374,291
ProFund VP UltraShort Dow 30	—	—	(931,580)	36	(931,544)
ProFund VP UltraShort NASDAQ-100	—	—	(5,409,969)	3,037	(5,406,932)
ProFund VP UltraSmall-Cap	4,944,580	2,207,626	—	2,410,487	9,562,693
ProFund VP Utilities	660,339	995,404	—	19,146,827	20,802,570

As of the tax year ended December 31, 2017, the following ProFunds VP have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

	Expiring 2018		No Expiration Date		Total
ProFund VP Asia 30	$—		$324,453		$324,453
ProFund VP Banks	4,222,982		3,051,440		7,274,422
ProFund VP Basic Materials	1,760,480		—		1,760,480
ProFund VP Bear	—		18,956,130	*	18,956,130
ProFund VP Biotechnology	129,849	*	—		129,849
ProFund VP Dow 30	—		1,637,009	*	1,637,009
ProFund VP Emerging Markets	—		7,007,490	*	7,007,490
ProFund VP Europe 30	1,215,920		885,563		2,101,483
ProFund VP Falling U.S. Dollar	—		211,904	*	211,904
ProFund VP Financials	986,601		—		986,601
ProFund VP Government Money Market	—		44,116	*	44,116
ProFund VP International	—		1,674,736	*	1,674,736
ProFund VP Japan	484,987	*	218,567	*	703,554
ProFund VP Oil & Gas	—		2,371,323		2,371,323
ProFund VP Pharmaceuticals	481,014	*	—		481,014
ProFund VP Precious Metals	—		66,478,359		66,478,359
ProFund VP Rising Rates Opportunity	—		24,926,027	*	24,926,027
ProFund VP Short Dow 30	—		52,030	*	52,030
ProFund VP Short Emerging Markets	—		1,730,350	*	1,730,350
ProFund VP Short International	—		1,826,461	*	1,826,461
ProFund VP Short Mid-Cap	—		2,357,779	*	2,357,779
ProFund VP Short NASDAQ-100	—		11,660,540	*	11,660,540
ProFund VP Short Small-Cap	—		4,969,444	*	4,969,444
ProFund VP Small-Cap Value	248,076	*	—		248,076
ProFund VP Telecommunications	—		817,255		817,255
ProFund VP U.S. Government Plus	—		78,453		78,453
ProFund VP UltraShort Dow 30	—		931,580	*	931,580
ProFund VP UltraShort NASDAQ-100	—		5,409,969	*	5,409,969

*                 All or a portion are limited as a result of changes in the ProFund VP ownership during the year and in prior years.

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The tax character of current year distribution paid and the tax basis of the current components of accumulated earnings (deficit) and any CLCFs will be determined at the end of the current tax year. The Board does not intend to authorize a distribution of any realized gain for a ProFund VP until any applicable CLCF has been offset or expires.

At December 31, 2017, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ProFund VP Asia 30	$22,727,082	$14,781,107	$(2,590,361)	$12,190,746
ProFund VP Banks	8,648,394	5,322,223	(2,820,825)	2,501,398
ProFund VP Basic Materials	25,066,034	11,545,109	(2,733,784)	8,811,325
ProFund VP Bear	4,151,180	8,929	—	8,929
ProFund VP Biotechnology	27,928,688	33,346,745	(7,687,042)	25,659,703
ProFund VP Bull	62,902,960	33,737,257	(5,233,586)	28,503,671
ProFund VP Consumer Goods	9,710,171	10,390,684	(1,279,735)	9,110,949

380 :: Notes to Financial Statements :: December 31, 2017

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ProFund VP Consumer Services	$16,892,377	$17,025,433	$(1,076,371)	$15,949,062
ProFund VP Dow 30	455,000	—	(1,067)	(1,067)
ProFund VP Emerging Markets	27,009,727	8,991,348	(1,535,342)	7,456,006
ProFund VP Europe 30	29,257,565	10,067,669	(7,269,702)	2,797,967
ProFund VP Falling U.S. Dollar	698,244	—	—	—
ProFund VP Financials	34,918,604	26,549,377	(9,840,702)	16,708,675
ProFund VP Government Money Market	229,872,371	—	(2,198)	(2,198)
ProFund VP Health Care	20,991,939	36,734,877	(4,428,264)	32,306,613
ProFund VP Industrials	28,411,462	13,188,734	(2,275,459)	10,913,275
ProFund VP International	15,186,000	—	(2,154)	(2,154)
ProFund VP Internet	8,167,903	9,812,524	(1,394,336)	8,418,188
ProFund VP Japan	12,613,269	—	—	—
ProFund VP Large-Cap Growth	18,633,983	17,103,166	(1,051,242)	16,051,924
ProFund VP Large-Cap Value	16,432,415	7,040,051	(2,918,873)	4,121,178
ProFund VP Mid-Cap	17,422,519	—	(27,564)	(27,564)
ProFund VP Mid-Cap Growth	16,280,646	7,339,218	(940,562)	6,398,656
ProFund VP Mid-Cap Value	14,245,174	4,260,496	(1,999,893)	2,260,603
ProFund VP NASDAQ-100	40,762,935	33,103,572	(2,070,075)	31,033,497
ProFund VP Oil & Gas	23,981,258	25,514,760	(7,412,286)	18,102,474
ProFund VP Pharmaceuticals	6,913,105	6,084,582	(2,264,521)	3,820,061
ProFund VP Precious Metals	24,305,000	—	(65,381)	(65,381)
ProFund VP Real Estate	6,664,935	6,680,664	(1,833,967)	4,846,697
ProFund VP Rising Rates Opportunity	7,727,000	88,620	—	88,620
ProFund VP Semiconductor	5,168,874	3,993,781	(630,250)	3,363,531
ProFund VP Short Dow 30	14,000	33	—	33
ProFund VP Short Emerging Markets	958,000	—	(3,286)	(3,286)
ProFund VP Short International	592,000	50	—	50
ProFund VP Short Mid-Cap	181,000	393	—	393
ProFund VP Short NASDAQ-100	3,506,541	12,913	—	12,913
ProFund VP Short Small-Cap	1,861,209	7,793	—	7,793
ProFund VP Small-Cap	12,573,120	2,025,550	(420,382)	1,605,168
ProFund VP Small-Cap Growth	18,566,294	8,324,871	(1,069,313)	7,255,558
ProFund VP Small-Cap Value	22,446,873	5,517,256	(3,060,330)	2,456,926
ProFund VP Technology	15,799,750	19,785,106	(2,232,517)	17,552,589
ProFund VP Telecommunications	3,583,774	2,078,642	(990,783)	1,087,859
ProFund VP U.S. Government Plus	19,049,023	227,971	(923)	227,048
ProFund VP UltraBull	26,239,824	6,330,711	(1,282,921)	5,047,790
ProFund VP UltraMid-Cap	18,809,314	7,100,340	(1,866,640)	5,233,700
ProFund VP UltraNASDAQ-100	51,735,295	38,395,498	(2,489,107)	35,906,391
ProFund VP UltraShort Dow 30	7,000	36	—	36
ProFund VP UltraShort NASDAQ-100	306,049	3,037	—	3,037
ProFund VP UltraSmall-Cap	22,593,407	3,235,517	(825,030)	2,410,487
ProFund VP Utilities	19,445,523	22,297,251	(3,150,424)	19,146,827

8. Legal and Regulatory Matters

In December 2007, ProFund VP UltraMid-Cap, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The value of the proceeds received by the ProFund VP UltraMid-Cap is approximately $521,000. The ProFund VP cannot predict the outcome of this proceeding. The complaints, however, allege no misconduct by the ProFund VP. The ProFund VP is currently assessing the cases and has not yet determined the potential effect, if any, on its net asset value. Accordingly, no loss has been accrued in the balance sheet.

9. Reverse Share Splits

Effective December 11, 2017, the ProFund VP Short Emerging Markets underwent a 1-for-5 reverse share split, and the ProFund VP UltraShort NASDAQ-100 underwent a 1-for-8 reverse share split.

Effective December 5, 2016, the ProFund VP Japan and ProFund VP Telecommunications underwent a 1-for-4 reverse share split, the ProFund VP Bear underwent a 1-for-5 reverse share split, the ProFund VP Short Mid-Cap underwent a 1-for-8 reverse share split, and the ProFund VP Rising Rates Opportunity underwent a 1-for-10 reverse share split.

December 31, 2017 :: Notes to Financial Statements :: 381

Effective October 20, 2014, the ProFund VP Short Small-Cap and ProFund VP Short NASDAQ-100 underwent a 1-for-5 reverse share split, the ProFund VP Short Dow 30 underwent a 1-for-6 reverse share split, the ProFund VP UltraShort Dow 30 underwent a 1-for-12 reverse share split, and the ProFund VP UltraShort NASDAQ-100 underwent a 1-for-14 reverse share split.

The effect of the reverse share split transactions was to divide the number of outstanding shares of the ProFunds VP by the respective reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of these ProFunds VP or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share splits.

10. Shareholder Concentration

The Advisor was deemed a significant shareholder of each ProFund VP Dow 30, ProFund VP Short Dow 30, and ProFund VP UltraShort Dow 30. As of December 31, 2017, the Advisor’s ownership of total shares outstanding of each ProFund VP was 25%, 57%, and 30% respectively.

11. Subsequent Events

The ProFunds VP have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the ProFunds VP financial statements.

382 :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProFunds and Shareholders of each of the fifty funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed below (fifty of the funds constituting ProFunds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

ProFund VP Asia 30	ProFund VP International	ProFund VP Short International
ProFund VP Banks	ProFund VP Internet	ProFund VP Short Mid-Cap
ProFund VP Basic Materials	ProFund VP Japan	ProFund VP Short NASDAQ-100
ProFund VP Bear	ProFund VP Large-Cap Growth	ProFund VP Short Small-Cap
ProFund VP Biotechnology	ProFund VP Large-Cap Value	ProFund VP Small-Cap
ProFund VP Bull	ProFund VP Mid-Cap	ProFund VP Small-Cap Growth
ProFund VP Consumer Goods	ProFund VP Mid-Cap Growth	ProFund VP Small-Cap Value
ProFund VP Consumer Services	ProFund VP Mid-Cap Value	ProFund VP Technology
ProFund VP Dow 30	ProFund VP NASDAQ-100	ProFund VP Telecommunications
ProFund VP Emerging Markets	ProFund VP Oil & Gas	ProFund VP U.S. Government Plus
ProFund VP Europe 30	ProFund VP Pharmaceuticals	ProFund VP UltraBull
ProFund VP Falling U.S. Dollar	ProFund VP Precious Metals	ProFund VP UltraMid-Cap
ProFund VP Financials	ProFund VP Real Estate	ProFund VP UltraNASDAQ-100
ProFund VP Government Money	ProFund VP Rising Rates Opportunity	ProFund VP UltraShort Dow 30
Market	ProFund VP Semiconductor	ProFund VP UltraShort NASDAQ-100
ProFund VP Health Care	ProFund VP Short Dow 30	ProFund VP UltraSmall-Cap
ProFund VP Industrials	ProFund VP Short Emerging Markets	ProFund VP Utilities

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 27, 2018

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

Additional Tax Information (unaudited) :: 383

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2017, qualify for the corporate dividends received deduction for the following ProFunds VP:

Dividends Received Deduction
ProFund VP Banks	100.00%
ProFund VP Basic Materials	100.00%
ProFund VP Bull	100.00%
ProFund VP Consumer Goods	100.00%
ProFund VP Financials	100.00%
ProFund VP Industrials	100.00%
ProFund VP Large-Cap Growth	100.00%
ProFund VP Large-Cap Value	100.00%
ProFund VP Mid-Cap Value	32.44%
ProFund VP NASDAQ-100	9.22%
ProFund VP Oil & Gas	100.00%
ProFund VP Pharmaceuticals	100.00%
ProFund VP Real Estate	6.85%
ProFund VP Semiconductor	100.00%
ProFund VP Small-Cap	4.47%
ProFund VP Small-Cap Growth	100.00%
ProFund VP Small-Cap Value	100.00%
ProFund VP Technology	100.00%
ProFund VP Telecommunications	66.09%
ProFund VP UltraBull	3.67%
ProFund VP UltraMid-Cap	2.54%
ProFund VP UltraNASDAQ-100	23.36%
ProFund VP UltraSmall-Cap	6.19%
ProFund VP Utilities	100.00%

For the fiscal year ended December 31, 2017, the amount of long-term capital gain designated by the ProFunds VP were as follows:

Long-Term Capital Gain
ProFund VP Asia 30	$1,099,295
ProFund VP Bull	1,587,849
ProFund VP Consumer Goods	209,288
ProFund VP Dow 30	13,821
ProFund VP Health Care	3,659,790
ProFund VP Large-Cap Growth	1,215,645
ProFund VP Mid-Cap	405,829
ProFund VP Mid-Cap Growth	2,003,816
ProFund VP Mid-Cap Value	588,026
ProFund VP NASDAQ-100	282,363
ProFund VP Pharmaceuticals	82,163
ProFund VP Real Estate	697,350
ProFund VP Small-Cap	305,985
ProFund VP Small-Cap Growth	2,053,033
ProFund VP Small-Cap Value	212,516
ProFund VP UltraBull	127,964
ProFund VP UltraMid-Cap	348,037
ProFund VP UltraNASDAQ-100	410,881
ProFund VP UltraSmall-Cap	625,163
ProFund VP Utilities	1,104,901

384 :: Additional Tax Information (unaudited)

For the fiscal year ended December 31, 2017, the amount of short-term capital gain designated by the ProFunds VP were as follows:

Short-Term Capital Gain
ProFund VP Bull	$641,926
ProFund VP Dow 30	90,714
ProFund VP Government Money Market	12,521
ProFund VP Large-Cap Growth	2,261
ProFund VP Mid-Cap	3,354,991
ProFund VP Mid-Cap Value	435,690
ProFund VP Short Mid-Cap	4,598
ProFund VP Small-Cap	1,185,128
ProFund VP Small-Cap Growth	65,436
ProFund VP Telecommunications	552,138
ProFund VP UltraBull	4,089,291
ProFund VP UltraMid-Cap	1,540,940
ProFund VP UltraNASDAQ-100	2,145,689
ProFund VP UltraSmall-Cap	1,621,951
ProFund VP Utilities	270,522

December 31, 2017 (unaudited) :: Board Approval of Investment Advisory Agreement :: 385

At a meeting held on September 11-12, 2017, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the “Advisor”) and the Trust, on behalf of each of its series (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”). Certain Funds are designed to match, before fees and expenses, the performance of an underlying index both on a single day and over time (the “Matching Funds”). Certain other Funds are “geared” funds (“Geared Funds”). Each Geared Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement for each Fund were fair and reasonable and in the best interests of such Fund and its shareholders.

The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including:

(i)	detailed information about the advisory services provided by the Advisor;
(ii)	the Advisor’s Form ADV;
(iii)	biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the various Funds;
(iv)	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;
(v)	information regarding advisory fees earned versus advisory fees waived for previous periods;
(vi)	performance information for prior periods;
(vii)	comparative industry fee data;
(viii)	information about fees and other amounts received by the Advisor and its affiliates for non-advisory services;
(ix)	information regarding trade allocation and best execution;
(x)	information about the financial condition of the Advisor; and
(xi)	information regarding how the Advisor monitors each Fund’s compliance with regulatory requirements and Trust procedures.

The Board evaluated this information, and the Independent Trustees were advised by legal counsel with respect to their deliberations. In addition, the Independent Trustees retained the services of an independent consultant, Fuse Research Network (“FUSE”), to assist them in evaluating information with respect to certain aspects of their review of the contractual arrangements with respect to the Funds. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

In addition to the information provided and discussions that occurred at the meeting on September 11-12, 2017, the Board regularly considers matters bearing on the Funds and their investment advisory, administration and distribution arrangements, including the Funds’ investment results and performance data, at its regular meetings throughout the year. The Board’s conclusions with respect to the renewal of the Advisory Agreement with respect to a Fund may take into account their consideration of the relevant arrangements during the course of the year and in prior years.

The Board took note of all the information that was provided and considered all of the factors they deemed relevant, including, among other things:

(i)	the nature, extent and quality of the services that were provided to each Fund by the Advisor;
(ii)	the costs of the services provided and the profits realized by the Advisor from its relationship with the Funds;
(iii)	the investment performance of the Funds; and
(iv)	the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:

•                  the investment objective of each Fund, the Advisor’s description of the skills needed to manage each Fund and the Advisor’s success in achieving the investment objectives of each Fund;

•                  the unique features of the Funds, including the unique asset classes and investment strategies of certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds; with respect to the Geared Funds, the fact that to maintain exposure consistent with each Geared Fund’s daily investment objective, each Geared Fund needs to be rebalanced each day, an activity not typical of traditional index funds;

•                  the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Funds;

•                  the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•                  the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;

•                  the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk; and

•                  information regarding allocation of Fund brokerage and the selection of counterparties for Fund portfolio transactions, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties on behalf of various Funds.

386 :: Board Approval of Investment Advisory Agreement :: December 31, 2017 (unaudited)

The Board also reviewed the Advisor’s compliance program, including specific activities associated with the both the Geared Funds and the Matching Funds. The Board discussed the compliance program with the Funds’ Chief Compliance Officer (CCO). The Board and the CCO discussed the CCO’s evaluation of the operation of the Advisor’s compliance program, changes made to the Advisor’s compliance program since the CCO’s last annual report to the Board, and whether the CCO believed additional enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the reporting period and the remediation of such issues. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.

Based upon its review, the Board concluded that, with respect to each Fund, (i) the investment advisory services provided by the Advisor were of high quality, (ii) the Advisor successfully achieved the investment goals of the Fund, (iii) the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support each such Fund, and (iv) they were generally satisfied with the nature, quality and extent of services provided to the Fund by the Advisor.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were only a limited number of fund complexes that offer Geared Funds and few fund complexes whose funds have investment goals, investment styles and operations substantially similar to the Funds. Notwithstanding this challenge, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board reviewed information prepared by FUSE Research Network (“FUSE”), comparing management and expense information for each Fund to that of a peer group determined by FUSE. The Board noted that, by design, certain Funds are unique and therefore no fund was a perfect comparison. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees paid by the Funds after taking waivers and reimbursements into account. They considered, among other things, the nature of the investments and the frequency of the rebalancing needed to maintain the portfolio of investments held by the Funds in light of the Funds’ strategies and shareholder base.

The Board considered and discussed the fees charged and the services provided by the Advisor as sub-advisor to certain series of the Ivy Funds, noting the differences between services provided by the Advisor to each Fund.

The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were reasonable given the services provided.

Profitability

The Board considered the significant drivers of cost incurred by the Advisor in managing the Funds, including, but not limited to, intellectual capital, regulatory compliance, daily portfolio rebalancing of the Geared Funds, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The Board considered the profitability to the Advisor of its management of each of the Funds.

The Board recognized that it is difficult to compare the Advisor’s profitability to that of other fund managers because comparative information is in most cases not publicly available and to the extent such information is available it is affected by numerous factors, including the nature of a fund’s shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered total return information for each Fund and focused on the correlation of returns to benchmark information for each Geared Fund for the 3-month, 1-year, 5-year, 10-year and since inception periods ended June 30, 2017, as applicable. The Board also considered performance information provided at regular Board meetings throughout the reporting period. The Board noted that correlation of returns for each Geared Fund remained strong during the applicable periods and that Geared Fund performance versus target performance was generally within expected ranges. The Board further noted that non-geared Fund performance versus benchmark index performance was also generally within expected ranges during the applicable periods. The Board noted that, given the nature of the Funds that are Matching Funds or Geared Funds, the correlation of such Fund’s performance with the performance of its underlying benchmark (or a relevant inverse or multiple thereof) was a more meaningful factor than the Fund’s total return.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered the fact that the Geared Funds’ shareholders, and the shareholders of certain Matching Funds, tend to be active traders, which adds a level of complexity to the management of those Funds. The Board also considered any indirect, or “fall-out,” benefits that the Advisor or its affiliates derived from their relationship to the Funds but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

December 31, 2017 (unaudited) :: Board Approval of Investment Advisory Agreement :: 387

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale associated with certain costs, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and any other compensation payable to the Advisor were reasonable in relation to the nature and the quality of the services provided and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how Fund shareholders might benefit from those economies of scale.

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Expense Examples

390 :: Expense Examples (unaudited)

As a ProFund VP shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other ProFund VP expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing cost of invest in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If those fees were reflected, expenses would be higher. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2017.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purpose

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2017.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each ProFund VP’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each ProFund VP’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1)	Ending Account Value 12/31/17	Expenses Paid During Period(1)
ProFund VP Asia 30	1.68%	$1,000.00	$1,133.70	$9.04	$1,016.74	$8.54
ProFund VP Banks	1.68%	1,000.00	1,129.70	9.02	1,016.74	8.54
ProFund VP Basic Materials	1.68%	1,000.00	1,141.50	9.07	1,016.74	8.54
ProFund VP Bear	1.68%	1,000.00	898.60	8.04	1,016.74	8.54
ProFund VP Biotechnology	1.61%	1,000.00	1,064.60	8.38	1,017.09	8.19
ProFund VP Bull	1.68%	1,000.00	1,103.20	8.91	1,016.74	8.54
ProFund VP Consumer Goods	1.68%	1,000.00	1,043.20	8.65	1,016.74	8.54
ProFund VP Consumer Services	1.68%	1,000.00	1,090.70	8.85	1,016.74	8.54
ProFund VP Dow 30	1.50%	1,000.00	1,156.80	8.15	1,017.64	7.63
ProFund VP Emerging Markets	1.68%	1,000.00	1,123.50	8.99	1,016.74	8.54
ProFund VP Europe 30	1.68%	1,000.00	1,057.60	8.71	1,016.74	8.54
ProFund VP Falling U.S. Dollar	1.68%	1,000.00	1,024.30	8.57	1,016.74	8.54
ProFund VP Financials	1.68%	1,000.00	1,112.50	8.95	1,016.74	8.54
ProFund VP Government Money Market	1.01%	1,000.00	1,000.10	5.09	1,020.11	5.14
ProFund VP Health Care	1.62%	1,000.00	1,048.20	8.36	1,017.04	8.24
ProFund VP Industrials	1.68%	1,000.00	1,120.10	8.98	1,016.74	8.54
ProFund VP International	1.68%	1,000.00	1,077.60	8.80	1,016.74	8.54
ProFund VP Internet	1.62%	1,000.00	1,152.70	8.79	1,017.04	8.24
ProFund VP Japan	1.68%	1,000.00	1,129.70	9.02	1,016.74	8.54
ProFund VP Large-Cap Growth	1.68%	1,000.00	1,114.30	8.95	1,016.74	8.54
ProFund VP Large-Cap Value	1.68%	1,000.00	1,091.00	8.85	1,016.74	8.54
ProFund VP Mid-Cap	1.65%	1,000.00	1,083.70	8.67	1,016.89	8.39
ProFund VP Mid-Cap Growth	1.68%	1,000.00	1,097.50	8.88	1,016.74	8.54
ProFund VP Mid-Cap Value	1.68%	1,000.00	1,078.80	8.80	1,016.74	8.54
ProFund VP NASDAQ-100	1.68%	1,000.00	1,127.60	9.01	1,016.74	8.54
ProFund VP Oil & Gas	1.68%	1,000.00	1,128.30	9.01	1,016.74	8.54
ProFund VP Pharmaceuticals	1.68%	1,000.00	1,007.20	8.50	1,016.74	8.54
ProFund VP Precious Metals	1.68%	1,000.00	1,029.70	8.59	1,016.74	8.54
ProFund VP Real Estate	1.68%	1,000.00	1,028.60	8.59	1,016.74	8.54
ProFund VP Rising Rates Opportunity	1.68%	1,000.00	954.90	8.28	1,016.74	8.54

Expense Examples (unaudited) :: 391

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1)	Ending Account Value 12/31/17	Expenses Paid During Period(1)
ProFund VP Semiconductor	1.68%	$1,000.00	$1,242.00	$9.49	$1,016.74	$8.54
ProFund VP Short Dow 30	1.68%	1,000.00	854.70	7.85	1,016.74	8.54
ProFund VP Short Emerging Markets	1.68%	1,000.00	875.70	7.94	1,016.74	8.54
ProFund VP Short International	1.68%	1,000.00	915.20	8.11	1,016.74	8.54
ProFund VP Short Mid-Cap	1.68%	1,000.00	910.40	8.09	1,016.74	8.54
ProFund VP Short NASDAQ-100	1.68%	1,000.00	876.50	7.95	1,016.74	8.54
ProFund VP Short Small-Cap	1.68%	1,000.00	912.20	8.10	1,016.74	8.54
ProFund VP Small-Cap	1.68%	1,000.00	1,079.90	8.81	1,016.74	8.54
ProFund VP Small-Cap Growth	1.68%	1,000.00	1,088.90	8.85	1,016.74	8.54
ProFund VP Small-Cap Value	1.68%	1,000.00	1,096.20	8.88	1,016.74	8.54
ProFund VP Technology	1.57%	1,000.00	1,163.50	8.56	1,017.29	7.98
ProFund VP Telecommunications	1.68%	1,000.00	1,097.70	8.88	1,016.74	8.54
ProFund VP U.S. Government Plus	1.38%	1,000.00	1,030.10	7.06	1,018.25	7.02
ProFund VP UltraBull	1.58%	1,000.00	1,213.10	8.81	1,017.24	8.03
ProFund VP UltraMid-Cap	1.68%	1,000.00	1,175.50	9.21	1,016.74	8.54
ProFund VP UltraNASDAQ-100	1.68%	1,000.00	1,264.90	9.59	1,016.74	8.54
ProFund VP UltraShort Dow 30	1.68%	1,000.00	727.60	7.32	1,016.74	8.54
ProFund VP UltraShort NASDAQ-100	1.68%	1,000.00	762.00	7.46	1,016.74	8.54
ProFund VP UltraSmall-Cap	1.68%	1,000.00	1,164.20	9.16	1,016.74	8.54
ProFund VP Utilities	1.68%	1,000.00	1,025.80	8.58	1,016.74	8.54

(1)         Expenses are equal to the average account value, multiplied by the ProFund VP’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

392 :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Development): Managing Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (114)

*                 The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**          Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present

Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, WisdomTree Asset Management (October 2010 to October 2012)

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

P.O. Box 182800

Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds’ VP website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

12/17

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 13(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William D. Fertig, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                 Audit Fees:

2017 $642,411

2016 $657,986

The fees relate to the audit of the registrants’ annual financial statements paid to PWC LLP.

(b)                                 Audit-Related Fees:

2017 $0

2016 $2,500

The 2016 fees relate to the review of the Government Money Market ProFund’s post-effective registration statement filed in July 2016 paid to PWC LLP.

(c)                                  Tax Fees:

2017 $143,000

2016 $163,076

The fees relate to the preparation of the registrant’s tax returns and review of income and capital gain distribution calculations paid to PWC LLP.

(d)                                 All Other Fees:

2017 $0

2016 $0

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee.  In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)                   No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g)                                  2017 $143,000
2016 $165,576

These aggregate fees were billed in the Reporting Periods for non-audit services by the principal accountant to the Registrant and Fund Management.

(h) Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)   Not Applicable

(b)   Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ProFunds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	February 28, 2018

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 28, 2018

* Print the name and title of each signing officer under his or her signature.